     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 1998



                                             1933 ACT REGISTRATION NO. 333-46839

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14


               REGISTRATION STATEMENT
                      UNDER THE

               SECURITIES ACT OF 1933                  [X]
           PRE-EFFECTIVE AMENDMENT NO.  1              [X]
          POST-EFFECTIVE AMENDMENT NO. ____            [ ]

                             ---------------------

                           MORGAN STANLEY FUND, INC.
 (Exact Name of Registrant as Specified in Amended and Restated Certificate of
                                 Incorporation)

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (Address of Principal Executive Offices)


                        TELEPHONE NUMBER: (630) 684-6000


                             ---------------------

               RONALD A. NYBERG, ESQ.                                      COPIES TO:
              EXECUTIVE VICE PRESIDENT,                               WAYNE W. WHALEN, ESQ.
            GENERAL COUNSEL AND SECRETARY                             THOMAS A. HALE, ESQ.
          VAN KAMPEN AMERICAN CAPITAL, INC.              SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                 ONE PARKVIEW PLAZA                                      333 WEST WACKER
          OAKBROOK TERRACE, ILLINOIS 60181                           CHICAGO, ILLINOIS 60606
       (Name and Address of Agent for Service)

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE. NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940.
================================================================================

                                EXPLANATORY NOTE

     This Registration Statement contains one Prospectus/Proxy Statement and one Statement of Additional Information relating to one of the twenty-two investment portfolios of the Registrant: Morgan Stanley Global Equity Allocation Fund. This Registration Statement is organized as follows:

     -- Cross Reference Sheet with respect to Morgan Stanley Global Equity
        Allocation Fund

     -- Questions and Answers to Shareholders of Van Kampen American Capital
        Global Equity Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen American Capital
        Global Equity Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen American Capital Global Equity Fund into Morgan Stanley Global Equity Allocation Fund

     -- Prospectus of Morgan Stanley Global Equity Allocation Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen American Global Equity Fund into Morgan Stanley Global Equity Allocation Fund

     -- Part C Information

     -- Exhibits

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND

         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933


FORM N-14
ITEM NO.                                                          PROSPECTUS/PROXY STATEMENT CAPTION*
---------                                                         -----------------------------------
PART A     INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.    Beginning of Registration Statement and Outside Front
             Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                    Prospectus/Proxy Statement
Item 2.    Beginning and Outside Back Cover Page of
             Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                    Prospectus/Proxy Statement
Item 3.    Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.    Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.    Information about the Registrant.....................  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; The Proposed
                                                                    Reorganization; Other Information;
                                                                    Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the MS Global
                                                                    Equity Allocation Fund
Item 6.    Information about the Company Being Acquired.........  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the VKAC Global
                                                                    Equity Fund
Item 7.    Voting Information...................................  Other Information; Voting
                                                                    Information and Requirements
Item 8.    Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.    Additional Information Required for Reoffering by
             Persons Deemed to be Underwriters..................  Not applicable
PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page...........................................  Cover Page
Item 11.   Table of Contents....................................  Table of Contents
Item 12.   Additional Information about the Registrant..........  Additional Information about the MS
                                                                    Global Equity Allocation Fund;
                                                                    Incorporation of Documents by
                                                                    Reference
Item 13.   Additional Information about the Company Being
             Acquired...........................................  Additional Information about the
                                                                    VKAC Global Equity Fund;
                                                                    Incorporation of Documents by
                                                                    Reference
Item 14.   Financial Statements.................................  Financial Statements; Incorporation
                                                                    of Documents by Reference
PART C     OTHER INFORMATION

Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


---------------
 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                 - APRIL 1998 -

                                IMPORTANT NOTICE

                          TO VAN KAMPEN AMERICAN CAPITAL
                                  GLOBAL EQUITY
                                FUND SHAREHOLDERS


QUESTIONS
 & ANSWERS




--------------------------------------------------------------------------------
       Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------
Q    WHY IS A SHAREHOLDER MEETING BEING HELD?

A    You are being asked to vote on a reorganization (the "Reorganization") of
Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") into Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"), a fund that pursues a similar investment objective.

Q    WHY IS THE REORGANIZATION BEING RECOMMENDED?

A    After several transactions in 1996 and 1997, Van Kampen American Capital,
Inc. ("VKAC") has become an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. VKAC through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen American Capital-sponsored family of retail funds. VKAC has recently also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The purpose of the proposed Reorganization is to permit the shareholders to (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.


Q    HOW WILL THE REORGANIZATION AFFECT ME?

A    Assuming shareholders of the VKAC Global Equity Fund approve the
Reorganization, the assets and liabilities of the VKAC Global Equity Fund will be combined with those of the MS Global Equity Allocation Fund, and you will become a shareholder of the MS Global Equity Allocation Fund. You will receive shares of the MS Global Equity Allocation Fund equal in value (at the time of issuance) to your shares of the VKAC Global Equity Fund.

Q    WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN
CONNECTION WITH THE REORGANIZATION?

A    You will pay no sales loads or commissions in connection with the
Reorganization. If the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, generally will be borne by the VKAC Global Equity Fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the MS Global Equity Allocation Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the VKAC Global Equity Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen American Capital or Morgan Stanley fund and subsequently exchanged them for shares of the VKAC Global Equity Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE MSGLOBAL EQUITY ALLOCATION FUND COMPARE TO THOSE PAYABLE BY THE VKAC GLOBAL EQUITY FUND?

A    The VKAC Global Equity Fund is advised by Van Kampen American Capital Asset
Management, Inc. ("Asset Management"), a subsidiary of VKAC. The MS Global Equity Allocation Fund is advised by Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), also a subsidiary of VKAC. Each fund is subadvised by Morgan Stanley Asset Management, Inc. ("MSAM" or the "Subadviser"), an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Management of the funds anticipates that, as a result of the Reorganization, shareholders of the VKAC Global Equity Fund would be subject to lower total operating expenses as a percentage of net assets.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE MSGLOBAL EQUITY ALLOCATION FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A    If the Reorganization is approved, your interest in shares of the VKAC
Global Equity Fund automatically will be converted into shares of the MS Global Equity Allocation Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the MS Global Equity Allocation Fund equal in value to your class of shares of the VKAC Global Equity Fund. No certificates for MS Global Equity Allocation Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the VKAC Global Equity Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the MS Global Equity Allocation Fund (to simplify proof of and to preserve the tax basis of separate lots of shares).

Q    WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A    The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the VKAC Global Equity Fund will recognize no gain or loss upon the receipt solely of the shares of the MS Global Equity Allocation Fund in connection with the Reorganization. Additionally, the VKAC Global Equity Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the MS Global Equity Allocation Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE VKAC GLOBAL EQUITY FUND BEFORE THE REORGANIZATION TAKES PLACE?

A    If you choose to redeem or exchange your shares of the VKAC Global Equity
Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q    WHERE DO I CALL FOR FURTHER INFORMATION?

A    Please call Investor Services at 1-800-341-2911 (Telecommunications Device
for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain"


Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                      PROXY

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
                         SPECIAL MEETING OF SHAREHOLDERS

SAMPLE

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.  FOR [ ]  AGAINST [ ]  ABSTAIN [ ] THE PROPOSAL TO APPROVE THE AGREEMENT
                                      AND PLAN OF REORGANIZATION XXXXXXXXX.






XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                  MAY 14, 1998

  A Special Meeting of shareholders of Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, May 14, 1998 at 1:00 p.m. (the "Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the VKAC Global Equity Fund would (i) transfer all of its assets to the Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund") in exchange solely for Class A, B and C shares of common stock of the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's assumption of the liabilities of the VKAC Global Equity Fund, (ii) distribute such shares of the MS Global Equity Allocation Fund to the holders of shares of the VKAC Global Equity Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on March 27, 1998 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       Ronald A. Nyberg
                                       Secretary


April 14, 1998


                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus/Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.


                 SUBJECT TO COMPLETION -- DATED APRIL 13, 1998


                           PROSPECTUS/PROXY STATEMENT

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL

                               GLOBAL EQUITY FUND


  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") and relates to the special meeting of shareholders of the VKAC Global Equity Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Thursday, May 14, 1998 at 1:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on March 27, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the VKAC Global Equity Fund (the "Reorganization") into the Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"). The Reorganization would result in shareholders of the VKAC Global Equity Fund in effect exchanging their Class A, B and C shares of the VKAC Global Equity Fund for corresponding Class A, B and C shares of the MS Global Equity Allocation Fund. The purpose of the Reorganization is to permit the shareholders to (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and
(iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.



  The MS Global Equity Allocation Fund is a series of the Morgan Stanley Fund, Inc., an open-end management investment company organized as a Maryland corporation (the "Morgan Stanley Fund"). The VKAC Global Equity Fund is a series of Van Kampen American Capital World Portfolio Series Trust, an open-end management investment company organized as a Delaware business trust (the "World Portfolio Trust"). The investment objective of the MS Global Equity Allocation Fund is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the subadviser and with stock selection within each country designed to replicate a broad market index which investment objective is similar to, but not identical to, the investment objective of the VKAC Global Equity Fund. The investment objective of the VKAC Global Equity Fund is to seek to provide long-term growth of capital by investing in a diversified portfolio of equity securities of companies located in any nation, including the United States. There can be no assurance that either fund will achieve its investment objective. The address, principal executive office and telephone number of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The
enclosed proxy and this Prospectus/Proxy Statement are first being sent to VKAC Global Equity Fund shareholders on or about April 14, 1998.

                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the VKAC Global Equity Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the MS Global Equity Allocation Fund) and constitutes an offering of Class A, B and C shares of common stock, par value $0.001 per share, of the MS Global Equity Allocation Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated April 14, 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "MS Fund Prospectus") and Statement of Additional Information containing additional information about the MS Global Equity Allocation Fund, each dated October 28, 1997 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the MS Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "VKAC Fund Prospectus") and Statement of Additional Information containing additional information about the VKAC Global Equity Fund, each dated September 28, 1997 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the MS Global Equity Allocation Fund or the VKAC Global Equity Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE VKAC GLOBAL EQUITY FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and the World Portfolio Trust on behalf of the VKAC Global Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and by the World Portfolio Trust on behalf of the VKAC Global Equity Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and by the World Portfolio Trust on behalf of the VKAC Global Equity Fund, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


  The date of this Prospectus/Proxy Statement is April 14, 1998.

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the World Portfolio Trust (the "Board of Trustees") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the VKAC Global Equity Fund. As a result of the Reorganization, shareholders of the VKAC Global Equity Fund would acquire an interest in the MS Global Equity Allocation Fund

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the VKAC Fund Prospectus incorporated herein by reference and
(ii) the MS Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the MS Global Equity Allocation Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the VKAC Global Equity Fund in connection with the proposed combination of the VKAC Global Equity Fund with and into the MS Global Equity Allocation Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the VKAC Global Equity Fund and the MS Global Equity Allocation Fund (the "Agreement"). The Agreement provides that the VKAC Global Equity Fund would (i) transfer all of its assets to the MS Global Equity Allocation Fund in exchange solely for Class A, B and C shares of common stock of the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's assumption of the liabilities of the VKAC Global Equity Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Board of Trustees promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the VKAC Global Equity Fund shares of the respective class of shares of the MS Global Equity Allocation Fund equal in value to their existing shares of the VKAC Global Equity Fund (collectively, the "Reorganization").

  The Board of Trustees has determined that the Reorganization is in the best interests of shareholders of each class of shares of the VKAC Global Equity Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Directors of the Morgan Stanley Fund (the "Board of Directors") has determined that the Reorganization is in the best interests of the MS Global Equity Allocation Fund and that the interests of each class of shares of existing shareholders of the MS Global Equity Allocation Fund will not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement on October 24, 1997. The Board of Directors unanimously approved the Reorganization and the Agreement on October 24, 1997.


  The VKAC Global Equity Fund, as the primary beneficiary of the Reorganization, generally will bear the costs of soliciting approval of the Reorganization by its shareholders and related costs of the Reorganization in the event the Reorganization is completed, including expenses incurred by the MS Global Equity Allocation Fund. Payment of such expenses will reduce the amount of Class A, B or C shares of the MS Global Equity Allocation Fund received by shareholders of the VKAC Global Equity Fund on a pro rata basis. If the Reorganization is not completed, VKAC (defined below) will bear all of the costs associated with the Reorganization. See "THE PROPOSED REORGANIZATION -- Expenses" below.



  The Board of Trustees is asking shareholders of the VKAC Global Equity Fund to approve the Reorganization at the Special Meeting to be held on Thursday, May 14, 1998. If shareholders of the VKAC Global Equity Fund approve the Reorganization, it is expected that the Closing will be after the close of business on May 22, 1998, but it may be at a different time as described herein.


  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION


  After several transactions in 1996 and 1997, Van Kampen American Capital, Inc. ("VKAC") has become an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. VKAC through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen American Capital-sponsored family of retail funds. VKAC has recently also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The Board of Trustees believes that the proposed Reorganization would be in the best interests of the shareholders of the VKAC Global Equity Fund because it would permit the shareholders to (i) achieve certain economics of scale from the combined fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the VKAC Global Equity Fund, the Board of Trustees considered a number of factors, including, but not limited to: (i) the capabilities and resources of the funds' advisers, the funds' subadviser and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the VKAC Global Equity Fund and the MS Global Equity Allocation Fund before the Reorganization and the estimated expense ratios of the MS Global Equity Allocation Fund after the Reorganization;
(iii) the comparative investment performance of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of VKAC Global Equity Fund or MS Global Equity Allocation Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives, policies and practices; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; and (ix) the anticipated tax consequences of the Reorganization.


  In this regard, the Board of Trustees reviewed information provided by Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), the investment adviser of the MS Global Equity Allocation Fund, Van Kampen American Capital Asset Management, Inc. ("Asset Management"), the investment adviser of the VKAC Global Equity Fund, and VKAC, the parent corporation of Advisory Corp. and Asset Management, relating to the anticipated impact to the shareholders of the VKAC Global Equity Fund as a result of the Reorganization. The Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the VKAC Global Equity Fund, although there can, of course, be no assurances in this regard:


  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the VKAC Global Equity Fund with the assets of the MS Global Equity Allocation Fund should lead to reduced total operating expenses for shareholders of the VKAC Global Equity Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the VKAC Global Equity Fund. Management anticipates that the Reorganization should also lead to certain economies affecting the total operating expenses of the MS Global Equity Allocation Fund.

  (2) Elimination of Separate Operations. Consolidating the VKAC Global Equity Fund and the MS Global Equity Allocation Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the VKAC Global Equity Fund with those of the MS Global Equity Allocation Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the MS Global Equity Allocation Fund upon consummation of the Reorganization should generally permit it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

Based upon these and other factors, the Board of Trustees unanimously determined that the Reorganization is in the best interests of the shareholders of the VKAC Global Equity Fund.

COMPARISON OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE VKAC GLOBAL EQUITY
FUND

  GENERAL. The MS Global Equity Allocation Fund and the VKAC Global Equity Fund have similar investment objectives of seeking long-term capital appreciation. Both funds seek to achieve their investment objective by investing in U.S. and non-U.S. equity securities. Both funds use Morgan Stanley Asset Management, Inc. as subadviser ("MSAM" or the "Subadviser") to employ a top-down investment strategy that emphasizes country selection and weighting first and then individual stock selection within each country trying to replicate a broad market index for such country. The MS Global Equity Allocation Fund and VKAC Global Equity Fund do have differences with respect to certain investment practices as discussed in more detail below.


  INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the MS Global Equity Allocation Fund as provided in the MS Fund Prospectus is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Subadviser and with stock selection within each country designed to replicate a broad market index. The investment objective of the VKAC Global Equity Fund as provided in the VKAC Fund Prospectus is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. As a matter of investment policy, the VKAC Global Equity Fund also invests in accordance with country weightings determined by the Subadviser and with stock selection within each country designed to replicate a broad market index.

  Each fund seeks to achieve its investment objective by investing in an internationally diversified portfolio of equity securities. Under normal market conditions, at least 65% of each fund's total assets are invested in the equity securities of companies located in at least three countries, including the United States, as determined by the respective Fund's adviser or the Subadviser (collectively referred to herein as the "Adviser"). Each fund describes equity securities to include common stocks, preferred stocks and warrants. The MS Global Equity Allocation Fund description of equity securities also includes convertible securities and allows for investment in convertible debt securities that are rated investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization) or, if unrated, determined to be of comparable quality by the Adviser.


  Each fund's Adviser determines country allocations for its fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. Each fund invests in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index, which currently includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, each fund may invest a portion of its assets in emerging country equity securities. The funds each currently intend to invest in some or all of the following countries:
Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

  By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision for each fund is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

  Within a particular country, investments are made through the purchase of equity securities which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the respective funds.


  Each fund may engage in forward foreign currency exchange contracts, options, futures and options on futures. Each fund may enter into repurchase agreements. For temporary defensive purposes, each fund may invest a portion or all of its assets in cash, money market instruments and short-term debt instruments and, with respect to the MS Global Equity Allocation Fund only, medium-term debt instruments.



  Each fund may invest a limited portion of its net assets in restricted securities and illiquid securities; the VKAC Global Equity Fund limit on illiquid and restricted securities is 10% of such Fund's net assets whereas the MS Global Equity Allocation Fund limit on illiquid securities is 15% of such Fund's net assets and the MS Global Equity Allocation Fund limit on restricted securities is 10% of such Fund's net assets. Each fund allows for a limited amount of lending of its portfolio securities; the VKAC Global Equity Fund limit is 15% of such Fund's total assets whereas the MS Global Equity Allocation Fund limit is at 33 1/3% of such Fund's total assets. Each fund allows for a limited amount of borrowing; the VKAC Global Equity Fund limit is 33 1/3% of such Fund's total assets for temporary borrowing to facilitate payment of redemption requests whereas the MS Global Equity Allocation Fund limit is 10% of such Fund's total assets for emergency or extraordinary purposes. The VKAC Global Equity Fund allows for short sales against the box whereas the MS Global Equity Allocation Fund does not allow for short sales transactions. The VKAC Global Equity Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. The MS Global Equity Allocation Fund allows for investment in zero coupon debt securities, payment in kind securities, deferred payment securities, certain other derivative transactions such as structured notes, caps, and floors and for investment of up to 15% of the Fund's net assets in when-issued or delayed delivery transactions. See "Risk Factors."


  INVESTMENT ADVISERS AND SUBADVISER. The MS Global Equity Allocation Fund is advised by Advisory Corp., which is a wholly-owned subsidiary of VKAC. The VKAC Global Equity Fund is advised by the Asset Management, which is also a wholly-owned subsidiary of VKAC. VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal office of Advisory Corp. and Asset Management is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser") is the investment subadviser of each fund. MSAM is an indirect wholly-owned subsidiary of MSDW. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.



  MSDW and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; credit services; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AND OTHER FEES. The contractual advisory fees of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are the same. Each fund is obligated to pay its respective adviser a monthly fee based on its average daily net assets at the annual rate of 1.00%. While the VKAC Global Equity Fund currently pays Asset Management at such rate, the MS Global Equity Allocation Fund currently pays Advisory Corp. at an annual rate of 0.89% due to a voluntary waiver by Advisory Corp. of a portion of the advisory fee. Each of Asset Management and Advisory Corp. retains the right from time to time to charge all or a portion of its management fee or to reimburse the respective fund for all or a portion of its other expenses.


  Subadvisory fees are paid to MSAM by the respective funds' adviser. The subadvisory fees of the MS Global Equity Allocation Fund are as follows: if the average daily net assets during the monthly period are less than or equal to $500 million, then Advisory Corp. shall pay MSAM one-half of the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period; and if the average daily net assets during the monthly period are greater than $500 million, then Advisory Corp. shall pay

MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period would have been had such fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period. The subadvisory fees of the VKAC Global Equity Fund are 50% of the compensation received by Asset Management.



  The total operating expenses (after fee waivers) of the MS Global Equity Allocation Fund for the six month period ended December 31, 1997 (on an annualized basis) were 1.70%, 2.45% and 2.45% of the average daily net assets attributable to Class A, B and C shares, respectively. Had no fee waiver been in effect, the total operating expenses during such period would have been 1.81%, 2.56% and 2.56% of the average daily net assets attributable to Class A, B and C shares, respectively.


  The total operating expenses for the VKAC Global Equity Fund for the six month period ended November 30, 1997 (on an annualized basis) were 2.02%, 2.78% and 2.79% of the average daily net assets attributable to Class A, B and C shares, respectively. There were no fee waivers or expense reimbursements in effect with respect to the VKAC Global Equity Fund during such period.

  Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service agreements or plans (the "Service Plans"). Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C shares for reimbursement of certain distribution-related expenses. In addition, both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund can pay up to 0.25% of the respective average daily net assets attributable to Class A, B and C shares for the provision of ongoing services to shareholders. The distributor of both the VKAC Global Equity Fund's shares and the MS Global Equity Allocation Fund's shares is Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). For a complete description of these arrangements with respect to the MS Global Equity Allocation Fund, see the section of the MS Fund Prospectus entitled "Management of the Company -- Distributor." For a complete description of these arrangements with respect to the VKAC Global Equity Fund, see the section of the VKAC Fund Prospectus entitled "The Distribution and Service Plans."

                            EXPENSE COMPARISON TABLE


The table below sets forth (i) the fees and expenses paid by the MS Global Equity Allocation Fund for the six months ended December 31, 1997 (on an annualized basis) and the VKAC Global Equity Fund for the six months ended November 30, 1997 (on an annualized basis) and (ii) pro forma expenses for the combined fund.


                                                    CLASS A SHARES                                CLASS B SHARES
                                     --------------------------------------------   ------------------------------------------
                                     MS GLOBAL EQUITY    VKAC GLOBAL                MS GLOBAL EQUITY   VKAC GLOBAL
                                     ALLOCATION FUND     EQUITY FUND    PRO FORMA   ALLOCATION FUND    EQUITY FUND   PRO FORMA
                                     ----------------    -----------    ---------   ----------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)......      5.75%(1)          5.75%         5.75%(1)        None             None         None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)...............       None              None          None          5.00%(2)         5.00%(2)     5.00%(2)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees.....................      0.89%(4)          1.00%         1.00%          0.89%(4)         1.00%        1.00%
Rule 12b-1 Fees.....................      0.25%             0.25%         0.25%          1.00%(5)         1.00%(5)     1.00%(5)
Other Expenses......................      0.56%             0.77%         0.44%          0.56%            0.78%        0.44%
Total Fund Operating Expenses.......      1.70%(4)          2.02%         1.69%          2.45%(4)         2.78%        2.44%
Expense Example of Total Operating
 Expenses Assuming Redemption at the
 End of the Period(6)
 One Year...........................      $  74             $  77         $  74          $  75            $  78        $  75
 Three Years........................        108               117           108            106              116          106
 Five Years.........................        144               160           144            146              162          145
 Ten Years..........................        247               279           246            260              293          259
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(6)
 One Year...........................      $  74             $  77         $  74          $  25            $  28        $  25
 Three Years........................        108               117           108             76               86           76
 Five Years.........................        144               160           144            131              147          130
 Ten Years..........................        247               279           246            260              293          259

                                                    CLASS C SHARES
                                      ------------------------------------------
                                      MS GLOBAL EQUITY   VKAC GLOBAL
                                      ALLOCATION FUND    EQUITY FUND   PRO FORMA
                                      ----------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)......        None             None         None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)...............       1.00%(3)         1.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees.....................       0.89%(4)         1.00%        1.00%
Rule 12b-1 Fees.....................       1.00%(5)         1.00%(5)     1.00%(5)
Other Expenses......................       0.56%            0.79%        0.44%
Total Fund Operating Expenses.......       2.45%(4)         2.79%        2.44%
Expense Example of Total Operating
 Expenses Assuming Redemption at the
 End of the Period(6)
 One Year...........................       $  35            $  38        $  35
 Three Years........................          76               87           76
 Five Years.........................         131              147          130
 Ten Years..........................         279              312          278
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(6)
 One Year...........................       $  25            $  28        $  25
 Three Years........................          76               87           76
 Five Years.........................         131              147          130
 Ten Years..........................         279              312          278


                       (See notes on the following page)

Notes to Expense Comparison Table
(1) Class A shares of the MS Global Equity Allocation Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Class B Shares of the MS Global Equity Allocation Fund and VKAC Global Equity Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year
     4 -- 2.50%; Year 5 -- 1.50%; Year 6 -- 0.00%.

(3) Class C shares of the MS Global Equity Allocation Fund and VKAC Global Equity Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.


(4) After fee waiver. In the absence of fee waiver, "Management Fees" for the MS Global Equity Allocation Fund would have been 1.00% with respect to Class A, B and C shares and "Total Fund Operating Expenses" for the MS Global Equity Allocation Fund would have been 1.81%, 2.56% and 2.56% with respect to Class A, B and C shares, respectively.



(5) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.



(6) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization.


    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund offer three classes of shares. The Class A shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A shares of the MS Global Equity Allocation Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the MS Global Equity Allocation Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 5.00% if redeemed within the first year after purchase, which charge is reduced to zero after a five year period.

  The Class C shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund do not incur a sales charge when purchased, but are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.


  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the VKAC Global Equity Fund in connection with the Reorganization. The holding period and conversation schedule for Class B shares or Class C shares of the MS Global Equity Allocation Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the VKAC Global Equity Fund or (ii) the holder purchased such shares from any other Van Kampen American Capital Fund or Morgan Stanley Fund advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors and subsequently exchanged them for shares of the VKAC Global Equity Fund.


  Shares of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other open-end mutual funds advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors. For a complete description regarding purchase of shares and exchange of shares of the MS Global Equity Allocation Fund, see the sections of the MS Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the

VKAC Global Equity Fund, see the sections of the VKAC Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".


  Shares of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.


  No further purchases of the shares of the VKAC Global Equity Fund may be made after the date on which the shareholders of the VKAC Global Equity Fund approve the Reorganization, and the stock transfer books of the VKAC Global Equity Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the VKAC Global Equity Fund. Redemption requests or transfer instructions received by the VKAC Global Equity Fund after that date will be treated by the VKAC Global Equity Fund as requests for the redemption or instructions for transfer of the shares of the MS Global Equity Allocation Fund credited to the accounts of the shareholders of the VKAC Global Equity Fund. Redemption requests or transfer instructions received by the VKAC Global Equity Fund after the close of business on the day prior to the date of Closing will be forwarded to the MS Global Equity Allocation Fund. For a complete description of the redemption arrangements for the MS Global Equity Allocation Fund, see the section of the MS Fund Prospectus entitled "Redemption of Shares," and, for the VKAC Global Equity Fund, see the section of the VKAC Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund as of December 31, 1997, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                  CAPITALIZATION TABLE AS OF DECEMBER 31, 1997


                               MS GLOBAL EQUITY      VKAC GLOBAL
                               ALLOCATION FUND       EQUITY FUND      PRO FORMA(1)
                               ----------------      -----------      ------------
NET ASSETS (IN THOUSANDS)
  Class A shares.............    $    74,593          $ 154,939       $   229,407
  Class B shares.............         58,639            135,321           193,847
  Class C shares.............         80,036             14,433            94,457
                                 -----------          ---------       -----------
         Total...............    $   213,268          $ 304,693       $   517,711
                                 ===========          =========       ===========
NET ASSET VALUE PER SHARE
  Class A shares.............    $     14.34          $   14.35       $     14.34
  Class B shares.............          13.93              13.76             13.93
  Class C shares.............          14.07              13.91             14.07
SHARES OUTSTANDING (IN
  THOUSANDS)
  Class A shares.............          5,202             10,796            15,998
  Class B shares.............          4,209              9,832            13,915
  Class C shares.............          5,688              1,037             6,713
                                 -----------          ---------       -----------
         Total...............         15,099             21,665            36,626
                                 ===========          =========       ===========
SHARES AUTHORIZED
  Class A shares.............    375,000,000          Unlimited       375,000,000
  Class B shares.............    375,000,000          Unlimited       375,000,000
  Class C shares.............    375,000,000          Unlimited       375,000,000


---------------

(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $250,000 by the VKAC Global Equity Fund. The pro forma shares outstanding reflect the issuance of approximately 10,796,000 Class A shares, 9,706,000 Class B shares and 1,025,000 Class C shares by the MS Global Equity Allocation Fund in exchange for the assets and liabilities of the VKAC Global Equity Fund.


  PERFORMANCE INFORMATION. The average annual total returns for MS Global Equity Allocation Fund for the one-year and three-year periods ended December 31, 1997 and for the period beginning January 4, 1993 (the date Class A shares of the MS Global Equity Allocation Fund were first offered for sale to the public) through December 31, 1997 were 9.73%, 14.07% and 12.83% with respect to its Class A shares; for the one-year period ended December 31, 1997 and for the period beginning August 21, 1995 (the date Class B shares of the MS Global Equity Allocation Fund were first offered for sale to the public) through December 31, 1997 were 10.49%, and 14.11% with respect to its Class B shares; and for the one-year and three-year periods ended December 31, 1997 and for the period beginning January 4, 1993 (the date Class C shares of the MS Global Equity Allocation were first offered to the public) through December 31, 1997 were 14.60%, 15.50% and 13.33% with respect to its Class C shares.

  The average annual total returns for the VKAC Global Equity Fund for the one-year, three-year and five-year periods ended December 31, 1997 and for the period beginning August 5, 1991 (the date Class A shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 9.10%, 14.36%, 12.12% and 10.79% with respect to its Class A shares; for the one-year, three-year and five-year periods ended December 31, 1997 and for the period beginning November 15, 1991 (the date Class B shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 9.93%, 15.01%, 12.41% and 10.37% with respect to its Class B shares; and for the one-year and three-year periods ended December 31, 1997 and for the period beginning June 21, 1993 (the date Class C shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 13.99%, 15.76% and 12.47% with respect to its Class C shares.


  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund. The foregoing total returns also assume reinvestment of all dividends and distributions. The total returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of fee waivers or expense reimbursements for the MS Global Equity Allocation Fund, the MS Global Equity Allocation Fund's total returns would have been reduced.


  Management's discussion of the MS Global Equity Allocation Fund's and VKAC Global Equity Fund's performance as of each funds' last fiscal year end are attached hereto as Exhibit A.

  OTHER SERVICE PROVIDERS. The transfer agent for each fund is ACCESS Investor Services, Inc., a wholly-owned subsidiary of VKAC. The independent auditors for each fund is Price Waterhouse LLP. The MS Global Equity Allocation Fund obtains certain administrative services from Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank ("Chase"). The VKAC Global Equity Fund obtains certain accounting and legal services from Advisory Corp. and VKAC, respectively. The custodians for the MS Global Equity Allocation Fund are Chase for domestic securities and cash and Morgan Stanley Trust Company, an affiliate of the Adviser, for foreign assets. The custodian for the VKAC Global Equity Fund is State Street Bank and Trust Company.

  GOVERNING LAWS. The MS Global Equity Allocation Fund is a series of the Morgan Stanley Fund, an open-end management investment company organized as a Maryland corporation. The VKAC Global Equity Fund is a series of the World Portfolio Trust, an open-end management investment company organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the funds' organizational document contain certain differences summarized below. Each fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, the World Portfolio Trust has authorized the issuance of an unlimited number of shares for the VKAC Global Equity Fund. Consistent with Maryland law, the Morgan Stanley Fund has authorized a specific number of shares available for the MS Global Equity Allocation Fund, however, the Morgan Stanley Fund organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the World Portfolio Trust and the Morgan Stanley Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the World Portfolio Trust are similar to the rights associated with shares of common stock of the Morgan Stanley Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the World Portfolio Trust organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or fund property if any shareholder is held personally liable for the obligations of the trust. Management of the VKAC Global Equity Fund believes the risk of liability to a World Portfolio Trust shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (3) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither fund is required, and neither fund anticipates, holdings annual meetings of its shareholders. Both funds do have certain mechanics whereby shareholders can call a special meeting of the respective fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by trustees/directors.


  The business of the World Portfolio Trust is supervised by nine trustees, whereas the business of the Morgan Stanley Fund is supervised by the same nine persons plus one additional person as director. The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the World Portfolio Trust and the Morgan Stanley Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/Directors terms are until the later of the election of such person's successor or resignation or removal. Each of the funds has substantially the same mandatory retirement age provisions for trustees/directors. Trustees of the World Portfolio Trust may be removed with or without cause by vote of 2/3's of the shares then outstanding or by vote of 2/3's of the number of trustees prior to such removal. Trustees of the Morgan Stanley Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.


  The foregoing is only a summary of certain differences between the VKAC Global Equity Fund under Delaware law and the MS Global Equity Allocation Fund under Maryland law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each fund's applicable organizational documents for a more thorough comparison. Such documents are filed are part of each fund's registration statements with the SEC and shareholders may obtain copies of such documents as described on page 2 of this prospectus/proxy statement.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar. The investment policies of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar insofar as they each invest, under normal market conditions, at least 65% of their respective net assets in equity securities of issuers in at least three different countries. Each of the Funds invests in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the funds by domestic companies. Additional risks include future adverse political and income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.


  Each of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund also engages in certain common investment practices such as the purchase and sale of forward foreign currency exchange contracts, options, futures, options on futures, engaging in repurchase agreements, limited investing in restricted securities and illiquid securities, limited ability to loan portfolio securities, and limited ability to borrow.


  To the extent that the investment objectives and investment policies and practices of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar, the risks associated with an investment in the funds are similar.

  Investment in either of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS


  The MS Global Equity Allocation Fund and the VKAC Global Equity Fund engage in some dissimilar investment practices. To the extent that the investment practices differ, the risks associated with an investment in the MS Global Equity Allocation Fund are different from the risks associated with an investment in the VKAC Global Equity Fund. For a complete description of the respective fund's investment practices and associated risks, Investors are encouraged to read carefully the sections of the MS Fund Prospectus entitled "Investment Objective and Policies," "Additional Investment Information" and "Investment Limitations" and the sections of the VKAC Fund Prospectus entitled "Investment Objective and Policies" and "Investment Practices."



  STRUCTURED NOTES, SWAPS, CAPS, FLOORS, COLLARS, WHEN-ISSUED, DELAYED DELIVERY, PORTFOLIO SECURITIES LENDING, ZERO COUPON DEBT, PAYMENT IN KIND DEBT AND DEFERRED PAYMENT DEBT. The MS Global Equity Allocation Fund may enter into investment transactions involving structured notes, swaps, caps, floors, collars, when-issued securities, delayed delivery securities, lending of portfolio securities, zero coupon debt, payment in kind debt and deferred payment debt. The VKAC Global Equity Fund does not engage or engages to a lesser degree in such transactions. Each of these transactions involve risks unique to such transactions. For a complete description of such transactions and the associated risks, see the appropriate subsections in the MS Global Equity Allocation Fund Prospectus under the heading entitled "Additional Investment Information."


C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the MS Global Equity Allocation Fund or the VKAC Global Equity Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the MS Global Equity Allocation Fund series of the Morgan Stanley Fund would acquire all of the assets and the liabilities of the VKAC Global Equity Fund series of the World Portfolio Trust on the date of the Closing in consideration for Class A, B and C shares of the MS Global Equity Allocation Fund.

  Subject to the VKAC Global Equity Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the MS Global Equity Allocation Fund and the VKAC Global Equity Fund may mutually agree.

  On the date of Closing, the VKAC Global Equity Fund will transfer to the MS Global Equity Allocation Fund all of the assets and liabilities of the VKAC Global Equity Fund. The MS Global Equity Allocation Fund will in turn transfer to the VKAC Global Equity Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the VKAC Global Equity Fund transferred to the MS Global Equity Allocation Fund as of the date of Closing, as determined in accordance with the valuation method described in the MS Global Equity Allocation Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the MS Global Equity Allocation Fund and the VKAC Global Equity Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The VKAC Global Equity Fund expects to distribute the Class A, B and C shares of the MS Global Equity Allocation Fund to the shareholders of the VKAC Global Equity Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

  The MS Global Equity Allocation Fund and the VKAC Global Equity Fund have made certain standard representations and warranties to each other regarding their respective capitalizations, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1. the approval of the Reorganization by the VKAC Global Equity Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the MS Global Equity Allocation Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the VKAC

Global Equity Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of VKAC Global Equity Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Board of Trustees recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the VKAC Global Equity Fund's shareholders and that the interests of the VKAC Global Equity Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF COMMON STOCK. Shares of common stock of the MS Global Equity Allocation Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.001 per share. The Amended and Restated Certificate of Incorporation of the Morgan Stanley Fund permits the directors, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further sub-divide the shares of a series into one or more classes of shares for such portfolio.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of common shares of the MS Global Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

  The MS Global Equity Allocation Fund operates as an investment portfolio of the Morgan Stanley Fund, an open-end management investment company registered with the SEC under the 1940 Act. The VKAC Global Equity Fund operates as a series of the World Portfolio Trust, also an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the MS Global Equity Allocation Fund, as well as shareholders of the VKAC Global Equity Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the VKAC Global Equity Fund or MS Global Equity Allocation Fund may request that the respective board of trustees/directors call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES


  If the Reorganization is approved, the MS Global Equity Allocation Fund will establish an account for each VKAC Global Equity Fund shareholder containing the appropriate number of shares of the MS Global Equity Allocation Fund. The shareholder services and shareholder programs of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are substantially identical. Shareholders of the VKAC Global Equity Fund who are accumulating VKAC Global Equity Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to VKAC Global Equity Fund shares, will retain the same rights and privileges after the Reorganization in connection with the MS Global Equity Allocation Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the MS Global Equity Allocation Fund. Van Kampen American Capital Trust Company will continue to serve as custodian for the assets of VKAC Global Equity Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen American Capital Trust Company's custodianship.


  It will not be necessary for shareholders of the VKAC Global Equity Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the VKAC Global Equity Fund, such certificates will become null and void. However, VKAC Global Equity Fund shareholders holding such certificates may want to present such certificates to receive certificates of the MS Global Equity Allocation Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the VKAC Global Equity Fund and shareholders of the MS Global Equity Allocation Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the VKAC Global Equity Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their VKAC Global Equity Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this

Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.


  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to closing that the World Portfolio Trust on behalf of the VKAC Global Equity Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:


    1. The acquisition by the MS Global Equity Allocation Fund of the assets of the VKAC Global Equity Fund in exchange solely for Class A, B and C shares of the MS Global Equity Allocation Fund and the assumption by the MS Global Equity Allocation Fund of the liabilities of the VKAC Global Equity Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

    2. No gain or loss will be recognized by the VKAC Global Equity Fund or the MS Global Equity Allocation Fund upon the transfer to the MS Global Equity Allocation Fund of the assets of the VKAC Global Equity Fund in exchange solely for the Class A, B and C shares of the MS Global Equity Allocation Fund and the assumption by the MS Global Equity Allocation Fund of the liabilities of the VKAC Global Equity Fund.

    3. The MS Global Equity Allocation Fund's basis in the VKAC Global Equity Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the VKAC Global Equity Fund immediately prior to the transfer, and the MS Global Equity Allocation Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the VKAC Global Equity Fund.

    4. No gain or loss will be recognized by the shareholders of the VKAC Global Equity Fund upon the exchange of their shares of the VKAC Global Equity Fund for the Class A, B or C shares of the MS Global Equity Allocation Fund.

    5. The aggregate tax basis in the Class A, B and C shares of the MS Global Equity Allocation Fund received by the shareholders of the VKAC Global Equity Fund will be the same as the aggregate tax basis of the shares of the VKAC Global Equity Fund surrendered in exchange therefor. See "Continuation of Shareholder Accounts and Plans; Share Certificates" above.

    6. The holding period of the Class A, B and C shares of the MS Global Equity Allocation Fund received by the shareholders of the VKAC Global Equity

       Fund will include the holding period of the shares of the VKAC Global Equity Fund surrendered in exchange therefor if such surrendered shares of the VKAC Global Equity Fund are held as capital assets by such shareholder.

  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the VKAC Global Equity Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.

  The MS Global Equity Allocation Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the VKAC Global Equity Fund and its shareholders.

EXPENSES


  The expenses of the Reorganization, including expenses incurred by the MS Global Equity Allocation Fund, generally will be borne by the VKAC Global Equity Fund in the event the Reorganization is completed. Management of the funds believes that shareholders of the VKAC Global Equity Fund are the primary beneficiaries of benefits derived from the Reorganization. Management of the VKAC Global Equity Fund and MS Global Equity Allocation Fund estimates total Reorganization expenses at approximately $250,000. In addition, if the Reorganization is completed VKAC will reimburse the VKAC Global Equity Fund for the cost of terminating its trustee retirement plan estimated to be approximately $35,000. In the event the Reorganization is not completed, VKAC will bear the costs associated with the Reorganization. The Board of Trustees and Board of Directors have reviewed and approved the foregoing arrangements regarding payment of expenses and other charges relating to the Reorganization.


  As noted above, shareholders of the VKAC Global Equity Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT

  RESTRICTIONS OF THE MS GLOBAL EQUITY ALLOCATION FUND


  Approval of the Reorganization will constitute the ratification by VKAC Global Equity Fund shareholders of the investment objective, investment policies and investment restrictions, distribution plan and advisory agreement of the MS Global Equity Allocation Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the VKAC Global Equity Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.


LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the MS Global Equity Allocation Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the MS Global Equity Allocation Fund and the VKAC Global Equity Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the World Portfolio Trust and a Director of the Morgan Stanley Fund.

D. RECOMMENDATION OF THE BOARD

  The Board of Trustees has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the VKAC Global Equity Fund. THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE MS GLOBAL EQUITY ALLOCATION FUND
   AND THE VKAC GLOBAL EQUITY FUND


  At the close of business on April 7, 1998, there were 5,189,824 Class A shares, 4,483,389 Class B shares and 5,544,418 Class C shares, respectively, of the MS Global Equity Allocation Fund. As of such date, the trustees and officers of the MS Global Equity Allocation Fund as a group own less than 1% of the shares of the MS Global Equity Allocation Fund. As of such date, no person was known by the MS Global Equity Allocation Fund to own beneficially or of record as much as 5% of the Class A, Class B or Class C shares.



  At the close of business on March 27, 1998, the record date with respect to the Special Meeting, there were 10,673,953 Class A shares, 9,664,151 Class B shares and 1,059,498 Class C shares, respectively, of the VKAC Global Equity Fund. As of such date, the trustees and officers of the VKAC Global Equity Fund as a group own less than 1% of the outstanding shares of the VKAC Global Equity Fund. As of such date, no person was known by the VKAC Global Equity Fund to own beneficially or of record as much as 5% of the Class A, Class B or Class C shares.


B. SHAREHOLDER PROPOSALS


  As a general matter, the MS Global Equity Allocation Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the VKAC Global Equity Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.


                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the VKAC Global Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote. The VKAC Global Equity Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the VKAC Global Equity Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes do not count as votes "FOR" a proposal and are treated as votes "AGAINST". A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the VKAC Global Equity Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the VKAC Global Equity Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE VKAC GLOBAL EQUITY FUND ENTITLED TO VOTE.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the VKAC Global Equity Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.


  Proxies of shareholders of the VKAC Global Equity Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of Asset Management or VKAC, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $75,000, plus reasonable expenses.



April 14, 1998


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
    MS GLOBAL EQUITY ALLOCATION FUND AND VKAC GLOBAL EQUITY FUND PERFORMANCE

  Management's Discussion of the MS Global Equity Allocation Fund's Performance as of the Annual Report dated June 30, 1997.

                             LETTER TO SHAREHOLDERS

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

                  COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
                                 [PIE GRAPH]

AUSTRALIA                     1.2
CANADA                        4.5
FRANCE                        4.3
GERMANY                       5.3
HONG KONG                     2.0
ITALY                         2.8
JAPAN                        16.1
KOREA                         0.7
NETHERLANDS                   1.5
SINGAPORE                     1.8
SPAIN                         3.0
SWEDEN                        1.9
SWITZERLAND                   2.1
UNITED KINGDOM                7.3
UNITED STATES                43.1
OTHER                         2.4

                                               TOTAL RETURNS**
                                    -------------------------------------
                                                         AVERAGE ANNUAL
                                        ONE YEAR         SINCE INCEPTION
                                    -----------------   -----------------
                                     WITH     WITHOUT    WITH     WITHOUT
                                     SALES     SALES     SALES     SALES
                                    CHARGE*   CHARGE    CHARGE*   CHARGE
-------------------------------------------------------------------------
Class A Shares                      14.88%    20.61%    14.38%    15.90%
-------------------------------------------------------------------------
Class B+ Shares                     14.64%    19.64%    17.99%    19.77%
-------------------------------------------------------------------------
Class C Shares                      18.69%    19.69%    15.04%    15.04%
-------------------------------------------------------------------------
MSCI World Index:
  Class A & C Shares                   N/A    22.27%       N/A    17.15%
  Class B Shares                       N/A    22.27%       N/A    18.29%
-------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.

** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

 + Class B shares have been offered since August 1, 1995.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 [LINE GRAPH]

                           GLOBAL EQUITY  GLOBAL EQUITY
                            ALLOCATION     ALLOCATION
   MEASUREMENT PERIOD      FUND - CLASS   FUND - CLASS    MSCI WORLD
  (FISCAL YEAR COVERED)          A              C            INDEX
1/4/93                              9525          10000          10000
6/30/93                            10563          10939          11515
6/30/94                            11516          11972          12696
6/30/95                            12286          12671          14050
6/30/96                            15311          15667          16640
6/30/97                            18467          18752          20346

TOP FIVE HOLDINGS

                                                               PERCENT OF
                   ISSUER                         COUNTRY      NET ASSETS
-------------------------------------------------------------------------
General Electric Co.                           United States      1.7%
-------------------------------------------------------------------------
Coca-Cola Co.                                  United States      1.6%
-------------------------------------------------------------------------
Microsoft Corp.                                United States      1.3%
-------------------------------------------------------------------------
Morgan Stanley Asia-Pacific Fund, Inc.         United States      1.2%
-------------------------------------------------------------------------
Merck & Co., Inc.                              United States      1.2%
-------------------------------------------------------------------------

TOP FIVE SECTORS

                                                     VALUE    PERCENT OF
                      SECTOR                         (000)    NET ASSETS
------------------------------------------------------------------------
Consumer Goods                                      $40,454     21.3%
------------------------------------------------------------------------
Finance                                              37,011     19.4%
------------------------------------------------------------------------
Services                                             32,912     17.3%
------------------------------------------------------------------------
Capital Equipment                                    28,015     14.8%
------------------------------------------------------------------------
Energy                                               18,745      9.9%
------------------------------------------------------------------------

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.

Past performance is not predictive of future performance.

  The Global Equity Allocation Fund invests in global equity markets, with emphasis placed upon country rather than stock selection. This approach reflects an investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is, we believe, an effective way to maximize the return and reduce the risk associated with global investing.

  For the year ended June 30, 1997, the Fund had a total return exclusive of sales charge of 20.61% for the Class A shares, 19.64% for the Class B shares and 19.69% for the Class C shares, and a total return with sales charge of 14.88% for the Class A shares, 14.64% for the Class B shares and 18.69% for the Class C shares, as compared to a total return of 22.27% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the period from inception through June 30, 1997, the average annual total return for the Fund exclusive of sales charge was 15.90% for the Class A shares, 19.77% for the Class B shares, and 15.04% for the Class C shares and 14.38% for the Class A shares, 17.99% for the Class B shares, and 15.04% for the Class C shares with sales charge, as compared to 17.15% for the Index since inception of the Class A and C shares and 18.29% for the Index since inception of the Class B shares.

  Driven by liquidity and lower interest rates, global equity markets continued their inexorable climb during the last year. Our neutral weighting in Japan hurt portfolio returns, but was somewhat offset by the tilt out of the banking sector and by the currency hedge against the yen. Within Europe, underweights to the high flying, very fully valued Dutch and Swiss markets were offset by an overweight to Spain and some tactical shifts in France and the U.K. During the year we reduced the U.K. slightly before the election, and increased Italy 1%-2%. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

  In June, we removed the underweight to Japanese banks as they rallied and investors began to differentiate between high and low quality banks. Importantly, Japanese real estate has bottomed and the possibility of further loan securitization and international partnerships is high. From inception to deletion of the bank tilt (8/23/96-6/26/97), banks returned -10.3%; Japan with banks returned 2.8%, and Japan ex-banks returned 6.1% for a difference of 335 basis points.

  In Asia, our tactical maneuvering in Hong Kong added to returns as we increased the allocation going into the July 1 handover to China. Our zero weight in Malaysia added significantly to returns as the market fell precipitously. Singapore, where we were overweight, disappointed with flat returns, and New Zealand, an underperformer for most of the year, rallied 13.5% on the back of interest rate reductions. We have no allocation to New Zealand due to heavy exposure to NZ Telecom and pulp and paper, and we are benchmark neutral in Australia. In early July we sold our small positions in Thailand and Korea which had rallied 35% and 24% respectively, and took the opportunity to exit these markets while both were cheap. Slow export growth and indications that economic structural issues will take some time to be worked out diluted our earlier enthusiasm for these markets.

  Our slight underweight in North America was detrimental to overall returns. The favorable economic environment of moderate growth, falling interest rates and strong corporate earnings provided much of the momentum for the U.S. market.

  During the year, currency hedging added to returns. We reduced the yen hedge to zero at $/Y127, reinstated it at $/Y113 for a time and then reduced it back to zero at $/Y113 by June 1997. Unlike the yen, continental European currencies declined steadily against the dollar, falling by about 5%. In June, we removed the Deutsche mark and Swiss franc hedges entirely and reduced currency hedges against the French franc, Dutch guilder, and Spanish peseta. European currencies should continue to weaken, but the Deutsche mark and the Swiss franc are subject to periodic EMU related strength. Other European currencies have weakened substantially and are beginning to gain support from economic recoveries. We believe the yen is stuck in a trading range: bound by its trade surplus on one side and low interest rates and weak economic fundamentals on the other.

INVESTMENT OUTLOOK:

  Overall, the markets performed exceptionally well over the year, and we are increasingly uneasy about valuation levels and the rate of change. With few exceptions, European markets, appear to be in a demand-driven blow-off. Current valuations leave no room for short term setbacks -- such as earnings disappointments or further intransigence on pension and tax reform in Germany, Italy, Spain and France. Since June 30, we have selectively been raising cash to between 7% and 10%. Most of the monies have been shaved off of European weights (the Netherlands, France, and the U.K.), and we have pulled back on Asian markets such as Hong Kong and Singapore. We added a few percentage points to Italy, a market which has underperformed, is undervalued, and should benefit from lower short-term interest rates. The U.K. underweight is due to the impact of sterling strength on profits, continued 1997 earnings downgrades and the belief that short rates need to rise further.

U.S.

  In spite of the U.S. market's upward trend and a very good economic and corporate backdrop, we remain cautious. Valuations are extended on all measures and we believe the market's earnings growth expectations of 15% for the next 5 years are unrealistic. Global competition is fierce and foreign competitors have the advantage of potential cost cutting and much weaker currencies than 6-12 months ago. We remain underweight in the U.S. as the probability of a market setback increases. We believe that inflationary risk is low, while the converse of a deflationary slowdown remains.

JAPAN

  While it appears that the Japanese economy has withstood the effects of the April 1 consumption tax hike, it has done so with the aid of the lagged effect of a weak yen, loose monetary policy, and increased foreign demand. The June Tankan survey showed that small and medium sized companies -- which employ 75% of Japanese workers -- are still depressed. Japanese domestic demand needs to improve in order for the market to broaden beyond the current focus on a few, over-owned, high-growth exporters. Signs of personal income growth and improved investment spending are positive. Continued government fiscal consolidation will not be helpful, but a less splintered LDP may adopt bolder structural reforms.

EUROPE

  In Europe, markets have been focused on economic growth and the likelihood that neither France nor Germany will achieve the 3% deficit-to-GDP ratio for Economic and Monetary Union (EMU). The much awaited budget of the new Socialist-led French government alleviated many fears, as corporate taxes were raised in an attempt to keep the country on course to join EMU. While German political squabbling about strict adherence to the 3% level continues, we agree with the consensus that EMU will go forward, but with a larger number of countries and a weaker Euro. EMU, though not without its risks, should be very positive for Europe. Productive capital allowed to flow freely across borders without currency risk will increase competition for investment and jobs, lower taxes on capital and improve wage and labor flexibility. We have already seen evidence of corporate consolidation and government de-regulation in preparation, and we believe the trend will continue.

ASIA

  Asian news has been dominated by the devaluation of the Thai baht and its contagion to the Philippines, Indonesia, Malaysia, Singapore and most recently Hong Kong. While parallels to Mexico in 1994 are inevitable, they have limited validity. Compared to Latin America, Asian average growth rates are much faster

(4.5% versus 7.0%) and levels of indebtedness much lower (99% versus 203%). Property price levels and current account deficits need to come down, but deep recessions should not be necessary to maintain stability.

  Though disruptive, softening the Asian currency peg to the U.S. dollar is a long-term policy positive and an indication of financial market maturity. We have gone to an underweight in the region because of reduced investor flows, the competitive squeeze on profits, and the high Asian correlation with the U.S. in market pullbacks. However, many Asian markets, like Malaysia and Singapore are back at 1990 valuation levels. At a later date, underowned, more competitive, and ignored -- they will be poised to outperform.

Barton M. Biggs
Portfolio Manager

Madhav Dhar
Portfolio Manager

Francine J. Bovich
Portfolio Manager

Ann D. Thivierge
Portfolio Manager

July 1997

  Management's Discussion of the VKAC Global Equity Fund's Performance as of the Annual Report dated May 31, 1997.

                             LETTER TO SHAREHOLDERS

June 24, 1997

Dear Shareholder,

  As you know, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman.

  Additionally, on April 1, 1997, Morgan Stanley Asset Management became subadvisor for the Van Kampen American Capital Global Equity Fund. Unlike the previous subadvisory agreement, which divided responsibility for domestic and foreign portfolio management, Morgan Stanley Asset Management has assumed complete responsibility for your Fund's holdings. As explained in your proxy statement, we believe that the new advisory relationship is another positive result of our acquisition by Morgan Stanley. We are confident that your partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

MARKET REVIEW

  Bolstered by generally solid economic growth and continued low inflation, most global equity markets posted gains over the fiscal year. The Morgan Stanley Capital International World Index climbed 14.6 percent in dollar terms, with more than half of the increase coming since the beginning of the year.

  Among developed markets, U.S. stocks gained 20.38 percent over the 12 months ended May 31, 1997, based on the Wilshire 5000 Index. Equity prices in the United States were supported by nearly perfect economic conditions. First-quarter gross domestic product, the nation's total output of goods and services, increased by a robust 5.6 percent annualized rate, the largest quarterly gain in nine years. Despite rapid growth, inflation remained benign, with consumer prices up just 2.5 percent over the 12 months through April. Meanwhile, unemployment fell below 4.9 percent and consumer confidence soared to its highest level in 27 years. Signs that the tight labor market was putting upward pressure on wages led the Federal Reserve Board to raise interest rates by one-quarter point in March.

  European equity markets also were strong, with the Morgan Stanley Europe Index climbing 22.7 percent over the fiscal year. We believe that three factors contributed to the strong performance of European stocks. First, most of Europe is in the relatively early stage of an economic expansion. Second, downsizing in many European companies -- while not as extensive as in the United States -- has improved profitability. Finally, the progress towards European Monetary Union
(EMU) functioned as a brake on excessive spending as governments struggled to reduce inflation and budget deficits to levels acceptable for EMU inclusion.

  In the Pacific Basin, most equity markets continued to show the effects of a regional slowdown in export growth. Hardest hit were South Korea and Thailand, where political jitters and concerns about economic competitiveness caused sharp sell-offs in stock prices. Excluding Japan, the Morgan Stanley Far East Index fell 2.4 percent over the 12-month reporting period. Strong rallies in Hong Kong and Taiwan signaled investor confidence that Chinese officials would allow Hong Kong's free-market economy to operate without interference after political control reverts to China in July.

  Japan continued to struggle with an ailing financial system and excess production capacity. Despite a weakened yen, which aided the country's export sector, Japanese stocks fell nearly 16 percent over the fiscal year. Although profitability has soared among larger firms, the benefits of Japan's export-led recovery generally have not passed through to the country's smaller and mid-sized companies. In an effort to jump-start its economy, the Bank of Japan kept monetary policy extremely loose, with real short-term interest rates falling to near zero.

ECONOMIC OUTLOOK

  We expect economic growth to accelerate modestly worldwide, leading to mild increases in global inflation and interest rates. Faster growth in consumer spending should help corporate profits remain strong, providing a solid underpinning for the relatively high price-to-earnings ratios currently found in most global equity markets.

  In Europe, we believe that progress towards monetary union will continue, although the election of leftist political groups in France increases the possibility that EMU will be delayed. As economic growth in Europe accelerates, interest rates and inflation in core European countries could rise modestly. The major beneficiaries of EMU will likely be Italy and Spain, where tighter fiscal and monetary policies could ultimately put those economies on a path to stronger growth with less inflation.

  We expect many Pacific Basin countries to resume increasingly rapid growth rates after the region's mild slowdown. Japanese stocks should benefit from a gradually recovering economy, although the yen has likely bottomed against the

U.S. dollar. We also anticipate that fiscal and monetary policy will be tightened in Japan, exerting a mild drag on corporate profitability.

  Closer to home, we expect the U.S. economy to grow at a moderate pace with relatively low inflation. The benefits of corporate downsizing will likely diminish in coming years, leading to somewhat slower rates of profit growth and less spectacular year-over-year earnings comparisons. While we remain optimistic about the long-term outlook for U.S. stocks, we are concerned that the recent extraordinary pace of earnings growth may have created unrealistic expectations among some investors.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

Don G. Powell                         Dennis J. McDonnell
Chairman                              President
Van Kampen American Capital           Van Kampen American Capital
Asset Management, Inc.                Asset Management, Inc.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED MAY 31, 1997
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

                                        A SHARES   B SHARES   C SHARES
                                        --------   --------   --------
Total Returns
  One-year total return based on
    NAV(1)............................    17.67%     16.83%     16.82%
  One-year total return(2)............    10.93%     11.83%     15.82%
  Five-year average annual total
    return(2).........................    10.21%     10.45%        N/A
  Life-of-Fund average annual total
    return(2).........................    11.09%     10.75%     13.31%
  Commencement Date...................  08/05/91   11/15/91   06/21/93

---------------
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the periods and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

  See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

  Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

TOP FIVE HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                 AS OF                                  AS OF
                              MAY 31, 1997                        NOVEMBER 30, 1996
General Electric Co. ........     1.9%        ...................        N/A
Coca Cola Co. ...............     1.7%        ...................        N/A
Exxon Corp. .................     1.4%        ...................        N/A
Korea Fund, Inc. ............     1.4%        ...................        N/A
Microsoft Corp. .............     1.3%        ...................        0.6

N/A=Not Applicable

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

AS OF MAY 31, 1997                    AS OF NOVEMBER 30, 1996
Stocks.....................  96.2%    Stocks.....................  91.6%
Repurchase Agreements......   3.8%    Repurchase Agreements......   7.8%
                                      Convertibles...............   0.6%

TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF MAY 31, 1997                    AS OF NOVEMBER 30, 1996
United States..............  47.0%    United States..............  32.9%
Japan......................  12.8%    Japan......................  11.0%
United Kingdom.............   8.3%    United Kingdom.............   8.3%
France.....................   5.4%    France.....................   5.5%
Germany....................   4.7%    Germany....................   4.8%
Canada.....................   4.4%    Switzerland................   4.6%
Singapore..................   3.2%    Netherlands................   4.0%
Switzerland................   3.1%    Hong Kong..................   3.7%
Spain......................   2.2%    Sweden.....................   2.8%
Hong Kong..................   2.2%    Italy......................   2.7%

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

         - Illustrate the general market environment in which your investments are being managed

         - Reflect the impact of favorable market trends or difficult market conditions

         - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital International World (MSCI) Index + Dividends over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Global Equity Fund vs. Morgan Stanley Capital International World (MSCI) Index + Dividends (August 31, 1991 through May 31,
1997)

                                   [CHART]

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

  The following is an interview with the management team of the Van Kampen American Capital Global Equity Fund. Through March 31, 1997, the Fund was co-managed by portfolio managers Jeff D. New, Van Kampen American Capital (U.S. holdings), portfolio manager Peter Kysel, John Govett & Co. Limited (international holdings), and Alan T. Sachtleban, Van Kampen American Capital, chief investment officer for equity investments. As of April 1, 1997, the Fund is managed by portfolio managers Barton M. Biggs, Madhav Dhar, Francine J. Bovich, and Ann D. Thivierge, Morgan Stanley Asset Management Inc.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE 12-MONTH PERIOD ENDED MAY 31, 1997?

   A During the period, there were several prevailing trends in the global marketplace:

- Interest rates fell across Europe as countries worked to meet inflation and budget deficit criteria required for inclusion into the European Monetary Union (EMU), scheduled for January 1, 1999. The tight fiscal policies allowed long-term interest rates to decline, especially in peripheral European countries whose bond yields had previously included a larger inflation risk factor. Lower interest rates, in turn provided a healthy environment for equity prices. The following table displays changes in 10-year government bond yields over the fiscal year:

                                                                                PERCENTAGE
                        MAY 31, 1997                MAY 31, 1996                  CHANGE
  Italy................    7.33%       ............    9.67%       ............   -24.2%
  Spain................    6.68%       ............    9.25%       ............   -27.8%
  Germany..............    5.93%       ............    6.51%       ............    -8.9%
  France...............    5.81%       ............    6.49%       ............   -10.5%
  Belgium..............    6.01%       ............    6.72%       ............   -10.6%
  Netherlands..........    5.78%       ............    6.39%       ............    -9.5%

- Many Pacific Rim economies experienced a mild slowdown in growth rates, primarily because of weak demand and pricing for electronic exports. Also, Thailand and South Korea struggled with the loss of economic competitiveness to lower-wage nations such as China, Vietnam, and Indonesia. Thailand's massive trade deficit created fears that its currency would be devalued.

- Economic growth in the United States surged in the first quarter, leading to concerns that the Federal Reserve Board would raise interest rates aggressively to head off possible inflation. Continued robust growth in corporate profits supported higher U.S. equity prices despite a mild increase in short- and long-term interest rates over the fiscal year.

- Japan's economy continued to recover at a moderate pace, held up in large part by exports (due to the Weak Yen) and very loose monetary conditions.

   Q WHAT SIGNIFICANT INVESTMENT TECHNIQUES AND STRATEGIES WERE USED TO PURSUE THE FUND'S INVESTMENT OBJECTIVES?

   A As a result of our top-down analysis of global markets, we took the following approach to regional allocations at the end of the fiscal year, relative to the Morgan Stanley Capital International (MSCI) World Index:

- A neutral position in Europe, with a slight overweighting in Germany and Spain

- A mild overweighting in developed Asia, especially in Singapore and Hong Kong

- A moderate underweighting in both the United States and Japan

   Q   HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?

   A We are pleased to report that the Fund achieved a 12-month total return of 17.67 percent(1) (Class A shares at net asset value). This compares favorably to the Morgan Stanley Capital International World Index, which produced a total return of 8.87 percent during the same period. Please keep in mind that the index is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

   Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We expect the rate of global economic activity to accelerate, with only a moderate pick-up in inflation from current levels. We also anticipate that consumer spending will increase, especially in Europe and Japan, giving corporations some relief from the intense pricing pressures of recent years. Overall, the pattern of moderate but accelerating growth with only mild increases in inflation and interest rates will create a favorable backdrop for global equity prices. In Europe, we anticipate that progress towards monetary union will continue, although the election of leftist-leaning political groups in France increases the risk of delay in implementation. We also believe that growth in the Pacific Basin should rebound from its current cyclically depressed level. In the United States, we find stock prices to be generously valued, in part because of extreme optimism over the future growth rate of corporate profits. Accordingly, we prefer to take a defensive approach to the domestic equity market.

/s/ BARTON M. BIGGS                 /s/ MADHAV DHAR

Barton M. Biggs                     Madhav Dhar
Portfolio Manager                   Portfolio Manager
Morgan Stanley Asset Management     Morgan Stanley Asset Management
  Inc.                              Inc.

/s/ FRANCINE J. BOVICH              /s/ ANN D. THIVIERGE

Francine J. Bovich                  Ann D. Thivierge
Portfolio Manager                   Portfolio Manager
Morgan Stanley Asset Management     Morgan Stanley Asset Management
  Inc.                              Inc.

FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
MORGAN STANLEY GLOBAL
EQUITY ALLOCATION FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181


Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181


Investment Subadviser

MORGAN STANLEY ASSET
MANAGEMENT, INC.
1221 Avenue of the Americas
New York, New York 10020


Distributor



VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181


Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256


Administrator and Domestic Custodian

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913


Foreign Custodian

Morgan Stanley Trust Company
Brooklyn, NY


Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

                           PROSPECTUS/PROXY STATEMENT

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND


                                 APRIL 14, 1998

 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the MS Global Equity Allocation Fund and the
            VKAC Global Equity Fund.................................       6
B.      RISK FACTORS................................................      18
          Similarity of Risks.......................................      18
          Differences in Risks......................................      19
C.      THE PROPOSED REORGANIZATION.................................      20
          Terms of the Agreement....................................      20
          Description of Securities to be Issued....................      22
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      23
          Federal Income Tax Consequences...........................      23
          Expenses..................................................      25
          Ratification of Investment Objective, Investment Policies
            and Investment Restrictions of the MS Global Equity
            Allocation Fund.........................................      26
          Legal Matters.............................................      26
D.      RECOMMENDATION OF THE BOARD.................................      26
OTHER INFORMATION...................................................      26
A.      SHAREHOLDERS OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE
          VKAC GLOBAL EQUITY FUND...................................      26
B.      SHAREHOLDER PROPOSALS.......................................      27
VOTING INFORMATION AND REQUIREMENTS.................................      27
EXHIBIT A: MANAGEMENT'S DISCUSSION OF MS GLOBAL EQUITY ALLOCATION
  FUND AND VKAC GLOBAL EQUITY FUND PERFORMANCE......................     A-1


 ------------------------------------------------------------------------------

              -- A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH --

                          VAN KAMPEN AMERICAN CAPITAL
 ------------------------------------------------------------------------------

                        Supplement dated March 9, 1998
                   to the Prospectus dated October 28, 1997,
                as previously supplemented on January 2, 1998

                       Morgan Stanley Asian Growth Fund
                     Morgan Stanley Emerging Markets Fund
                      Morgan Stanley Global Equity Fund
                 Morgan Stanley Global Equity Allocation Fund
                   Morgan Stanley International Magnum Fund
                     Morgan Stanley Japanese Equity Fund
                      Morgan Stanley Latin American Fund
                  Morgan Stanley Emerging Markets Debt Fund
                   Morgan Stanley Global Fixed Income Fund
                        Morgan Stanley High Yield Fund
                  Morgan Stanley Worldwide High Income Fund
                    Morgan Stanley Aggressive Equity Fund
                      Morgan Stanley American Value Fund
                      Morgan Stanley Equity Growth Fund
                      Morgan Stanley Mid Cap Growth Fund
                     Morgan Stanley U.S. Real Estate Fund
                          Morgan Stanley Value Fund
                   Morgan Stanley Growth and Income Fund
                     Morgan Stanley European Equity Fund

                              Portfolios of the

                   Morgan Stanley Fund, Inc. (the "Company")
                               P.O. Box 418256
                            Kansas City, Missouri
                                    64141

                                --------------

     The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

     INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

FOR THE MORGAN STANLEY ASIAN GROWTH FUND ONLY

        The section of the Prospectus entitled "MANAGEMENT OF THE COMPANY - PORTFOLIO MANAGERS" is hereby amended and supplemented to reflect a change in the portfolio management of the Asian Growth Fund. Vinod Sethi now shares primary responsibility for managing the assets of the Asian Growth Fund with Ean Wah Chin. The paragraph is replaced with the following:

        ASIAN GROWTH FUND - ASIAN EQUITY PORTFOLIO - Ean Wah Chin and Vinod Sethi. Ean Wah Chin is a Managing Director of Morgan Stanley and the Sub-Adviser. She has been primarily responsible for managing the Portfolio's assets since its inception. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Vinod Sethi joined the Sub-Adviser in 1989 and since then, has been actively involved in the Sub-Adviser's emerging markets group. Mr. Sethi is a Managing Director of Morgan Stanley and the Sub-Adviser and is the Sub-Adviser's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business.

FOR THE MORGAN STANLEY U.S. REAL ESTATE FUND ONLY

        The Trustees of the Fund have approved an Agreement and Plan of Reorganization between the Fund and Van Kampen American Real Estate Securities Fund (the "Real Estate Securities Fund"), advised by Van Kampen American Capital Asset Management, Inc., providing for the transfer of assets and liabilities of the Fund to the Real Estate Securities Fund in exchange for shares of beneficial interest of the Real Estate Securities Fund at its net asset value per share (the "Reorganization").

        The Reorganization is subject to approval by the shareholders of the Fund. Further details of the proposed Reorganization will be contained in the proxy statement/prospectus expected to be mailed to shareholders in 1998.

        The Real Estate Securities Fund's net assets as of December 31, 1997 were approximately $141 million. Its investment objective is to seek to provide shareholders with long-term growth of capital, and a secondary objective is to seek current income. The Fund and the Real Estate Securities Fund have similar investment objectives, policies and practices, and are managed by the same portfolio management team.

        The Fund will continue its normal operations prior to the Reorganization.

FOR THE MORGAN STANLEY GLOBAL FIXED INCOME FUND ONLY

        The Trustees of the Fund have approved an Agreement and Plan of Reorganization between the Fund and Van Kampen American Global Government Securities Fund (the "Global Government Securities Fund"), a series of Van Kampen American Capital World Portfolio Series Trust advised by Van Kampen American Capital Asset Management, Inc., providing for the transfer of assets and liabilities of the Fund to the Global Government Securities Fund in exchange for shares of beneficial interest of the Global Government Securities Fund at its net asset value per share (the "Reorganization").

        The Reorganization is subject to approval by the shareholders of the Fund. Further details of the proposed Reorganization will be contained in the proxy statement/prospectus expected to be mailed to shareholders in 1998.

        The Global Government Securities Fund's net assets as of December 31, 1997 were approximately $72 million. Its investment objective is to seek to provide a high level of current income and secondary objectives are to seek to provide capital appreciation and protection of principal. The Fund and the Global Government Securities Fund have similar investment objectives, policies and practices, and are managed by the same portfolio management team.

        The Fund will continue its normal operations prior to the Reorganization.


                               ---------------


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       Supplement dated January 2, 1998
                   to the Prospectus dated October 28, 1997

                       Morgan Stanley Asian Growth Fund
                     Morgan Stanley Emerging Markets Fund
                      Morgan Stanley Global Equity Fund
                 Morgan Stanley Global Equity Allocation Fund
                   Morgan Stanley International Magnum Fund
                     Morgan Stanley Japanese Equity Fund
                      Morgan Stanley Latin American Fund
                  Morgan Stanley Emerging Markets Debt Fund
                   Morgan Stanley Global Fixed Income Fund
                        Morgan Stanley High Yield Fund
                  Morgan Stanley Worldwide High Income Fund
                    Morgan Stanley Aggressive Equity Fund
                      Morgan Stanley American Value Fund
                      Morgan Stanley Equity Growth Fund
                      Morgan Stanley Mid Cap Growth Fund
                     Morgan Stanley U.S. Real Estate Fund
                          Morgan Stanley Value Fund
                   Morgan Stanley Growth and Income Fund
                     Morgan Stanley European Equity Fund

                              Portfolios of the

                   Morgan Stanley Fund, Inc. (the "Company")
                               P.O. Box 418256
                            Kansas City, Missouri
                                    64141

                                --------------

     The section of the Prospectus entitled "PURCHASE OF SHARES - GENERAL" is hereby amended with the following:

     The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc, ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Acount ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1998 and terminating on April 15, 1998.

     Pursuant to the Fund's Prospectus, the Fund's Class A shares may be purchased at net asset value under certain defined circumstances by certain classes or group of investors. Certain net asset value categories described in the section "NAV PURCHASE OPTIONS" UNDER "PURCHASE OF SHARES--CLASS A SHARES -- OTHER PURCHASE PROGRAMS" have been amended as follows:

        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institutions employees; provided that such purchases are otherwise permitted by such institutions.

        (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through national wirehouse alliance programs subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

     An additional net asset value category, as described below, has been added as item number 6 and the remaining items shall be renumbered accordingly.

        (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

     As stated in the Fund's Prospectus, the Fund reserves the right to amend or terminate the terms of offering shares of the Fund at net asset value at any time.

     The section of the Prospectus captioned "PURCHASE OF SHARES--PURCHASE OF CLASS C SHARES" is hereby supplemented as follows:

     Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will generally make payments to the Participating Dealers that handle the purchases of such shares at the rate of up to 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

     The paragraph of the Prospectus captioned "PURCHASE OF SHARES--WAIVER OF CDSC" is hereby supplemented as follows:

     The CDSC will be waived on the redemption of Class B or Class C shares
(i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an

IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or their representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

        The section of the Prospectus entitled "MANAGEMENT OF THE COMPANY -- PORTFOLIO MANAGERS" is hereby amended and restated with the following:

        ASIAN GROWTH FUND - Ean Wah Chin. Ean Wah Chin is a Managing Director of the Sub-Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is responsible for the sub-adviser's regional Asia ex-Japan operations based in Singapore. She has shared primary management responsibility for the Fund since it commenced operations. Ms. Chin was an ASEAN scholar educated at the University of Singapore.

        GLOBAL EQUITY ALLOCATION FUND - Barton M. Biggs and Ann D. Thivierge. Barton Biggs has been Chairman and a director of the Sub-Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Sub-Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ann Thivierge is a Principal of the Sub-Adviser. She is a member of the sub-Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Sub-Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College. Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.


                              -----------------


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

--------------------------------------------------------------------------------
                              P R O S P E C T U S
--------------------------------------------------------------------------------

                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND

                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two investment portfolios. This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the seven portfolios listed above (each a "Fund" and together, the "Funds"). The Funds are designed to make available to retail investors the expertise of Van Kampen American Capital Investment Advisory Corp., the adviser (the "Adviser") and administrator (the "Administrator"), and its affiliate, Morgan Stanley Asset Management Inc., the sub-adviser (the "Sub-Adviser"), to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. (the "Distributor") and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). As of the date of this Prospectus, the Morgan Stanley Japanese Equity Fund is not offering shares.

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company is contained in a "Statement of Additional Information," dated October 28, 1997, which is incorporated herein by reference. The Company offers other portfolios which are described in other prospectuses. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above. The Statement of Additional Information and other materials regarding the Company have been filed with the Securities and Exchange Commission and are available at the Commission's internet web site (http://www.sec.gov).

    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1997.

                               PROSPECTUS SUMMARY



THE COMPANY



    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Van Kampen American Capital Investment Advisory Corp. (the "Adviser") providing services as adviser and administrator and its affiliate, Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser"), providing services as the sub-adviser. Van Kampen American Capital Distributors, Inc. (the "Distributor") provides services as distributor to the Funds. For ease of reference, the words "Morgan Stanley," which begin the name of each portfolio, are not used throughout this Prospectus. The investment objective of each Fund is as follows:



    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.



    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.



    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.



    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index.



    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Sub-Adviser.



    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. As of the date of this Prospectus, the Japanese Equity Fund is not offering shares.



    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.



RISK FACTORS



    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. See "Additional Investment Information -- Foreign Investment" for more information. The Asian Growth, Emerging Markets, Latin American and International Magnum Funds invest in securities of issuers located in developing or emerging market countries, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. Investments in such emerging markets may be in small- to medium-sized companies, which are more vulnerable to risks than larger corporations, including a higher degree of liquidity, financial, price volatility and other risks than investments in the securities of larger corporations. The Emerging Markets and Latin American Funds may invest in lower rated and unrated debt securities (including in the case of the Latin American Fund, sovereign debt) which are considered speculative in nature and involve a high degree of risk. The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions."



    The Funds may invest in forward foreign currency exchange contracts, and in foreign currency exchange futures and options. The Emerging Markets and Latin American Funds may engage in short selling. The Latin American Fund may borrow money for leverage purposes. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in derivative instruments including options and futures. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. There are also risks associated with the non-diversified status of the Emerging Markets, International Magnum and Latin American Funds. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus a maximum initial sales charge of 5.75% which initial sales charge may be reduced on certain large purchases or when combining purchases with the investor's aggregate investments in the Participating Funds. Class B and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through the Distributor, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:


                                                                              GLOBAL
                                       ASIAN       EMERGING      GLOBAL       EQUITY                      JAPANESE      LATIN
                                       GROWTH      MARKETS       EQUITY     ALLOCATION   INTERNATIONAL     EQUITY      AMERICAN
SHAREHOLDER TRANSACTION EXPENSES        FUND         FUND         FUND         FUND       MAGNUM FUND       FUND         FUND
-----------------------------------  ----------   ----------   ----------   ----------   -------------   ----------   ----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A........................    5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)        5.75%(1)     5.75%(1)     5.75%(1)
    Class B........................     None         None         None         None            None         None         None
    Class C........................     None         None         None         None            None         None         None
Maximum Deferred Sales Load (as a
 percentage of the lesser of
 initial purchase price or current
 market value)
    Class A
      For Purchases up to
        $999,999...................     None         None         None         None          None           None         None
      For Purchases of $1,000,000
        or more....................    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)        1.00%(2)     1.00%(2)     1.00%(2)
    Class B........................    5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)        5.00%(3)     5.00%(3)     5.00%(3)
    Class C........................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)        1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None
Redemption Fees
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None
Exchange Fees
    Class A........................     None         None         None         None          None           None         None
    Class B........................     None         None         None         None          None           None         None
    Class C........................     None         None         None         None          None           None         None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds (as defined under "Purchase of Shares -- Quantity Discounts"), aggregate to $1 million or more are not subject to an initial sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds are subject to a maximum CDSC of 5.00% which decreases in steps to 0.00% after five years. See "Purchase of Shares."

(4) Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% for redemptions made within one year of purchase. See "Purchase of Shares."

                                                                           GLOBAL
ANNUAL FUND OPERATING EXPENSES      ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE     LATIN
(AS A PERCENTAGE OF AVERAGE         GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY      AMERICAN
DAILY NET ASSETS)                    FUND         FUND         FUND         FUND         FUND         FUND         FUND
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fee (after
 expense reimbursement and/or
 fee waiver) (5)
    Class A.....................       1.00%        0.99%        1.00%        0.80%        0.00%        0.80%        0.58%
    Class B.....................       1.00%        0.99%        1.00%        0.80%        0.00%        0.80%        0.58%
    Class C.....................       1.00%        0.99%        1.00%        0.80%        0.00%        0.80%        0.58%
12b-1 Distribution and Service
 Fees
    Class A (6).................       0.25%        0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
    Class B (6).................       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
    Class C (6).................       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense
 reimbursement and/or fee
 waiver) (5)
    Class A.....................       0.59%        0.91%        0.55%        0.65%        1.40%        0.65%        1.27%
    Class B.....................       0.59%        0.91%        0.55%        0.65%        1.40%        0.65%        1.27%
    Class C.....................       0.59%        0.91%        0.55%        0.65%        1.40%        0.65%        1.27%
Total Operating Expenses (after
 expense reimbursement and/or
 fee waiver) (5)
    Class A.....................       1.84%        2.15%        1.80%        1.70%        1.65%        1.70%        2.10%
    Class B.....................       2.59%        2.90%        2.55%        2.45%        2.40%        2.45%        2.85%
    Class C.....................       2.59%        2.90%        2.55%        2.45%        2.40%        2.45%        2.85%


------------------


(5) The Adviser has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following table sets forth for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples below would be greater.



                                        INVESTMENT                       TOTAL
                                       ADVISORY FEES               OPERATING EXPENSES
                                     -----------------  ----------------------------------------
                                       (ALL CLASSES)      CLASS A       CLASS B       CLASS C
                                     -----------------  ------------  ------------  ------------
Asian Growth Fund..................          1.00%            1.84%         2.59%         2.59%
Emerging Markets Fund..............          1.25%            2.41%         3.17%         3.17%
Global Equity Fund.................          1.00%            1.80%         2.55%         2.55%
Global Equity Allocation Fund......          1.00%            1.90%         2.65%         2.65%
International Magnum Fund..........          0.80%            2.50%         3.34%         3.45%
Japanese Equity Fund...............          1.00%            1.90%         2.65%         2.65%
Latin American Fund................          1.25%            2.77%         3.55%         3.56%


   For further information on Company expenses, see "Management of the Company."


(6) Of the 12b-1 distribution and service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee. See "Management of the Company--Distributor." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The expenses and fees for the Asian Growth, Emerging Markets, Global Equity Allocation, International Magnum and Latin American Funds are based on actual figures for the fiscal year ended June 30, 1997. The expenses and fees for the Global Equity and Japanese Equity Funds are based on the advisory agreements, the 12b-1 plans and estimates of other expenses because the Funds had not commenced investment operations as of June 30, 1997.

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each Fund, which have a CDSC, but no initial sales charge.


                                                                           GLOBAL
                                    ASIAN       EMERGING      GLOBAL       EQUITY                      JAPANESE      LATIN
                                    GROWTH      MARKETS       EQUITY     ALLOCATION   INTERNATIONAL     EQUITY      AMERICAN
SHAREHOLDER TRANSACTION EXPENSES     FUND         FUND         FUND         FUND       MAGNUM FUND       FUND         FUND
--------------------------------  ----------   ----------   ----------   ----------   -------------   ----------   ----------
Class A shares
    1 Year......................  $   75(1)    $   78(1)    $   75(1)    $   74(1)       $   73(1)    $   74(1)    $   78(1)
    3 Years.....................     112          121          111          108             107          108          120
    5 Years.....................     151          166         *             144             142         *             164
    10 Years....................     261          291         *             247             242         *             287
Class B shares
 (Assuming complete redemption
 at end of period)
    1 Year......................      76           79           76           75              74           75           79
    3 Years.....................     111          120          109          106             105          106          118
    5 Years.....................     153          168         *             146             143         *             165
    10 Years (2)................     274          304         *             260             255         *             299
 (Assuming no redemption)
    1 Year......................      26           29           26           25              24           25           29
    3 Years.....................      81           90           79           76              75           76           88
    5 Years.....................     138          153         *             131             128         *             150
    10 Years (2)................     274          304         *             260             255         *             299
Class C shares
 (Assuming complete redemption
 immediately prior to the end of
 period)
    1 Year......................      36           39           36           35              34           35           39
    3 Years.....................      81           90           79           76              75           76           88
    5 Years.....................     138          153         *             131             128         *             150
    10 Years....................     292          322         *             279             274         *             318
Class C shares
 (Assuming no redemption)
    1 Year......................      27           29           26           25              24           25           29
    3 Years.....................      81           90           79           76              75           76           88
    5 Years.....................     138          153         *             131             128         *             150
    10 Years....................     292          322         *             279             274         *             318


------------------

 * Because the Global Equity and Japanese Equity Funds were either not operational or had recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.


(1) The example reflects Class A shares sold at the maximum 5.75% initial sales charge. Certain large purchases may be subject to a reduced initial sales charge. Purchases of Class A shares of the Funds which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Participating Funds, aggregate to $1 million or more are not subject to an initial sales charge but a CDSC of 1.00% will be imposed on such shares that are redeemed within one year following such purchase.



(2) The expenses shown reflect that Class B shares automatically convert to Class A shares after eight years.



    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Asian Growth, Emerging Markets, Global Equity Allocation, International Magnum and Latin American Funds for each of the periods presented. The financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1997 Annual Report to Shareholders. The financial statements are incorporated into the Company's Statement of Additional Information. The foregoing Funds' financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is incorporated into the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the Statement of Additional Information are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Global Equity and Japanese Equity Funds because they had not commenced investment operations as of June 30, 1997.

                              FINANCIAL HIGHLIGHTS
                               ASIAN GROWTH FUND


                                                                CLASS A                                       CLASS B
                                     --------------------------------------------------------------   -----------------------
                                                                                           JUNE 23,                 AUGUST 1,
                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED        1993*   YEAR ENDED     1995+ TO
                                       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      TO JUNE     JUNE 30,     JUNE 30,
SELECTED PER SHARE DATA AND RATIOS         1997         1996         1995         1994     30, 1993         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $   17.15    $   16.42    $   15.50    $   12.00    $   12.00    $   16.81    $   16.51
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                    (0.06)       (0.04)          --        (0.03)          --        (0.16)       (0.03)
  Net Realized and Unrealized Gain
    (Loss)                               (0.14)        0.77         1.43         3.53           --        (0.15)        0.33
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations       (0.20)        0.73         1.43         3.50           --        (0.31)        0.30
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Realized Gain                         --           --        (0.49)          --           --           --           --
  In Excess of Net Realized Gain         (0.33)          --        (0.02)          --           --        (0.33)          --
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                         (0.33)          --        (0.51)          --           --        (0.33)          --
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD       $   16.62    $   17.15    $   16.42    $   15.50    $   12.00    $   16.17    $   16.81
                                     ==========   ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (1)                         (1.10)%       4.45%        9.50%       29.17%        0.00%       (1.79)%       1.82%
                                     ==========   ==========   ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)    $ 175,440    $ 248,009    $ 178,667    $ 138,212    $  11,770    $  62,786    $  52,853
Ratio of Expenses to Average Net
  Assets                                  1.84%        1.88%        1.90%        1.90%        1.90%**      2.59%        2.61%**
Ratio of Net Investment Income
  (Loss) to
  Average Net Assets                     (0.31)%      (0.16)%       0.04%       (0.24)%      (0.81)%**    (1.04)%      (0.52)%**
Portfolio Turnover Rate                     74%          38%          34%          34%           0%          74%          38%
Average Commission Rate #
  Per Share                          $  0.0110          N/A          N/A          N/A          N/A    $  0.0110          N/A
  As a Percentage of Trade Amount         0.51%         N/A          N/A          N/A          N/A         0.51%         N/A
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Loss                         --           --           --    $    0.03    $    0.01           --           --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets            --           --           --         2.17%       11.83%**        --           --
  Net Investment Income (Loss) to
    Average Net Assets                      --           --           --        (0.51)%     (10.74)%**       --           --
-----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               ASIAN GROWTH FUND


                                                                        CLASS C
                                       -------------------------------------------------------------------------
                                                                                                        JUNE 23,
                                        YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
                                          JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS            1997          1996            1995            1994            1993
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $    16.78    $    16.19      $    15.40      $    12.00      $    12.00
                                       -----------   -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                       (0.21)        (0.13)          (0.12)          (0.10)             --
  Net Realized and Unrealized Gain
    (Loss)                                  (0.10)         0.72            1.42            3.50              --
                                       -----------   -----------     -----------     -----------     -----------
  Total From Investment Operations          (0.31)         0.59            1.30            3.40              --
                                       -----------   -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Realized Gain                            --            --           (0.49)             --              --
  In Excess of Net Realized Gain            (0.33)           --           (0.02)             --              --
                                       -----------   -----------     -----------     -----------     -----------
                                            (0.33)           --           (0.51)             --              --
                                       -----------   -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD         $    16.14    $    16.78      $    16.19      $    15.40      $    12.00
                                       ===========   ===========     ===========     ===========     ===========
TOTAL RETURN (1)                            (1.79)%        3.64%           8.71%          28.33%           0.00%
                                       ===========   ===========     ===========     ===========     ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $  114,460    $  168,070      $  139,497      $  116,889      $    8,491
Ratio of Expenses to Average Net
  Assets                                     2.59%         2.63%           2.63%           2.65%           2.65%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                     (1.06)%       (0.94)%         (0.77)%         (0.99)%         (1.56)%**
Portfolio Turnover Rate                        74%           38%             34%             34%              0%
Average Commission Rate #
  Per Share                            $   0.0110           N/A             N/A             N/A             N/A
  As a Percentage of Trade Amount            0.51%          N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                       --            --              --      $     0.03      $     0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets               --            --              --            2.92%          12.64%**
  Net Investment Income (Loss) to
    Average Net Assets                         --            --              --           (1.26)%        (11.55)%**
----------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND



                                                             CLASS A                                   CLASS B
                                          ---------------------------------------------      ----------------------------
                                                                                JULY 6,                         AUGUST 1,
                                           YEAR ENDED       YEAR ENDED            1994*       YEAR ENDED         1995+ TO
                                             JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
SELECTED PER SHARE DATA AND RATIOS               1997             1996             1995             1997             1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    12.06       $    10.61       $    12.00       $    11.94       $    10.91
                                          -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.01             0.05             0.05            (0.03)            0.01
  Net Realized and Unrealized Gain
    (Loss)                                      1.57             1.44            (1.44)            1.50             1.02
                                          -----------      -----------      -----------      -----------      -----------
  Total From Investment Operations              1.58             1.49            (1.39)            1.47             1.03
                                          -----------      -----------      -----------      -----------      -----------
DISTRIBUTIONS
  Net Investment Income                           --            (0.04)              --               --               --
  In Excess of Net Investment Income           (0.04)              --               --            (0.04)              --
  Net Realized Gain                            (0.13)              --               --            (0.13)              --
                                          -----------      -----------      -----------      -----------      -----------
  Total Distributions                          (0.17)           (0.04)              --            (0.17)              --
                                          -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD            $    13.47       $    12.06       $    10.61       $    13.24       $    11.94
                                          ===========      ===========      ===========      ===========      ===========
TOTAL RETURN (1)                               13.54%           14.16%          (11.58)%          12.67%            9.45%
                                          ===========      ===========      ===========      ===========      ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $  119,022       $  114,850       $   26,091       $   35,966       $   10,416
Ratio of Expenses to Average Net Assets         2.21%            2.16%            2.33%**          2.96%            2.91%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           (0.06)%           0.93%            0.81%**         (0.64)%           0.30%**
Portfolio Turnover Rate                           82%              42%              32%              82%              42%
Average Commission Rate #
  Per Share                               $   0.0007              N/A              N/A       $   0.0007              N/A
  As a Percentage of Trade Amount               0.39%             N/A              N/A             0.39%             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                $     0.03       $     0.02       $     0.04       $     0.01       $     0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                2.41%            2.56%            3.10%**          3.17%            3.31%**
  Net Investment Income (Loss) to
    Average Net Assets                         (0.27)%           0.53%            0.04%**         (0.87)%          (0.10)%**
Ratio of Expenses to Average Net Assets
  excluding country tax expense                 2.15%            2.15%            2.15%**          2.90%            2.90%**
-------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND



                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                 YEAR ENDED             YEAR ENDED       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS            JUNE 30, 1997          JUNE 30, 1996          JUNE 30, 1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.93                  10.53                $ 12.00
                                                   -------                -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       (0.08)                 (0.01)                    --
  Net Realized and Unrealized Gain
    (Loss)                                            1.55                   1.41                  (1.47)
                                                   -------                -------                -------
  Total From Investment Operations                    1.47                   1.40                  (1.47)
                                                   -------                -------                -------
DISTRIBUTIONS
  Net Investment Income                                 --                     --                     --
  In Excess of Net Investment Income                 (0.01)                    --                     --
  Net Realized Gain                                  (0.13)                    --                     --
                                                   -------                -------                -------
  Total Distributions                                (0.14)                    --                     --
                                                   -------                -------                -------
NET ASSET VALUE, END OF PERIOD                     $ 13.26                $ 11.93                $ 10.53
                                                   =======                =======                =======
TOTAL RETURN (1)                                     12.66%                 13.30%                (12.25)%
                                                   =======                =======                =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $57,958                $43,601                $22,245
Ratio of Expenses to Average Net
  Assets                                              2.96%                  2.91%                  3.08%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              (0.79)%                (0.11)%                 0.06%**
Portfolio Turnover Rate                                 82%                    42%                    32%
Average Commission Rate #
  Per Share                                        $0.0007                    N/A                    N/A
  As a Percentage of Trade Amount                     0.39%                   N/A                    N/A
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
  Income                                           $  0.02                $  0.03                $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.17%                  3.34%                  3.90%**
  Net Investment Income (Loss) to
    Average Net Assets                               (1.00)%                (0.54)%                (0.76)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                             2.90%                  2.90%                  2.90%**
---------------------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share if paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND


                                                                     CLASS A                                       CLASS B
                                          --------------------------------------------------------------   -----------------------
                                                                                              JANUARY 4,                AUGUST 1,
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     1993*      YEAR ENDED     1995+
                                           JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     TO JUNE      JUNE 30,     TO JUNE
SELECTED PER SHARE DATA AND RATIOS           1997         1996         1995         1994       30, 1993       1997       30, 1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   14.75    $   12.60    $   11.99    $   11.09    $   10.00    $   14.46    $   13.01
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                 0.10         0.19         0.12         0.10         0.04        (0.05)        0.30
  Net Realized and Unrealized Gain
    (Loss)                                     2.76         2.82         0.67         0.90         1.05         2.73         1.98
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations             2.86         3.01         0.79         1.00         1.09         2.68         2.28
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                       (0.55)       (0.39)          --        (0.03)          --        (0.50)       (0.35)
  In Excess of Net Investment Income             --           --        (0.05)          --           --           --           --
  Net Realized Gain                           (0.49)       (0.47)       (0.13)       (0.07)          --        (0.49)       (0.48)
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions                         (1.04)       (0.86)       (0.18)       (0.10)          --        (0.99)       (0.83)
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD            $   16.57    $   14.75    $   12.60    $   11.99    $   11.09    $   16.15    $   14.46
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (1)                              20.61%       24.62%        6.69%        9.02%       10.90%       19.64%       18.08%
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $  72,704    $  63,706    $  42,586    $  33,425    $  10,434    $  38,962    $  14,786
Ratio of Expenses to Average Net Assets        1.70%        1.70%        1.70%        1.70%        1.70%**      2.45%        2.45%**
Ratio of Net Investment Income to
  Average Net Assets                           0.59%        0.71%        1.01%        0.98%        1.04%**     (0.11)%       0.45%**
Portfolio Turnover Rate                          45%          44%          39%          30%          14%          45%          44%
Average Commission Rate #
  Per Share                                 $0.0021          N/A          N/A          N/A          N/A      $0.0021          N/A
  As a Percentage of Trade Amount              0.83%         N/A          N/A          N/A          N/A         0.83%         N/A
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                $    0.03    $    0.10    $    0.04    $    0.09    $    0.08    $    0.09    $    0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets               1.90%        2.06%        2.03%        2.58%        3.65%**      2.65%        2.81%**
  Net Investment Income (Loss) to
    Average Net Assets                         0.40%        0.35%        0.68%        0.10%       (0.91)%**     (0.30)%      0.09%**
----------------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return to calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share if paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND

                                                                                   CLASS C
                                               --------------------------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED   JANUARY 4, 1993*
SELECTED PER SHARE DATA AND RATIOS             JUNE 30, 1997   JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994    TO JUNE 3, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 14.49         $ 12.43         $ 11.90         $ 11.05           $10.00
                                                  -------         -------         -------         -------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                      (0.03)           0.12            0.04            0.06             0.01
  Net Realized and Unrealized Gain (Loss)            2.73            2.75            0.65            0.86             1.04
                                                  -------         -------         -------         -------           ------
  Total From Investment Operations                   2.70            2.87            0.69            0.92             1.05
                                                  -------         -------         -------         -------           ------
DISTRIBUTIONS
  Net Investment Income                             (0.46)          (0.33)             --              --               --
  In Excess of Net Investment Income                   --              --           (0.03)             --               --
  Net Realized Gain                                 (0.49)          (0.48)          (0.13)          (0.07)              --
                                                  -------         -------         -------         -------           ------
  Total Distributions                               (0.95)          (0.81)          (0.16)          (0.07)              --
                                                  -------         -------         -------         -------           ------
NET ASSET VALUE, END OF PERIOD                    $ 16.24         $ 14.49         $ 12.43         $ 11.90           $11.05
                                                  =======         =======         =======         =======           ======
TOTAL RETURN (1)                                    19.69%          23.65%           5.84%           8.34%           10.50%
                                                  =======         =======         =======         =======           ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                 $78,199         $63,025         $40,460         $29,892           $6,995
Ratio of Expenses to Average Net Assets              2.45%           2.45%           2.45%           2.45%            2.45%**
Ratio of Net Investment Income to Average Net
  Assets                                            (0.16)%         (0.04)%          0.25%           0.23%            0.29%**
Portfolio Turnover Rate                                45%             44%             39%             30%              14%
Average Commission Rate #
  Per Share                                       $0.0021             N/A             N/A             N/A              N/A
  As a Percentage of Trade Amount                    0.83%            N/A             N/A             N/A              N/A
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment Income      $  0.03         $  1.16         $  0.05         $  0.12           $ 0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     2.65%           2.81%           2.78%           3.34%            4.40%**
  Net Investment Income (Loss) to Average Net
    Assets                                          (0.34)%         (0.40)%         (0.08)%         (0.66)%          (1.66)%**
-------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           INTERNATIONAL MAGNUM FUND


                                                                            CLASS A            CLASS B            CLASS C
                                                                        ----------------   ----------------   ----------------
                                                                        JULY 1, 1996* TO   JULY 1, 1996* TO   JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                                       JUNE 30, 1997      JUNE 30, 1997      JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 12.00            $ 12.00            $ 12.00
                                                                            -------            -------            -------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.17               0.10               0.06
  Net Realized and Unrealized Gain                                             1.88               1.85               1.88
                                                                            -------            -------            -------
  Total From Investment Operations                                             2.05               1.95               1.94
                                                                            -------            -------            -------
DISTRIBUTION:
  Net Investment Income                                                       (0.13)             (0.10)             (0.10)
  Net Realized Gain                                                           (0.01)             (0.01)             (0.01)
                                                                            -------            -------            -------
  Total Distributions                                                         (0.14)             (0.11)             (0.11)
                                                                            -------            -------            -------
NET ASSET VALUE, END OF PERIOD                                              $ 13.91            $ 13.84            $ 13.83
                                                                            =======            =======            =======
TOTAL RETURN (1)                                                              17.30%             16.40%             16.27%
                                                                            =======            =======            =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                           $21,961            $18,215            $ 9,156
Ratio of Expenses to Average Net Assets                                        1.65%              2.40%              2.40%
Ratio of Net Investment Income to Average Net Assets                           1.39%              0.54%              0.29%
Portfolio Turnover Rate                                                          22%                22%                22%
Average Commission Rate #
  Per Share                                                                 $0.0318            $0.0318            $0.0318
  As a Percentage of Trade Amount                                              0.33%              0.33%              0.33%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income                                $  0.11            $  0.17            $  0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                               2.50%              3.34%              3.45%
  Net Investment Income (Loss) to Average Net Assets                           0.52%             (0.42)%            (0.77)%
------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND


                                                                  CLASS A                                   CLASS B
                                               ---------------------------------------------   ----------------------------------
                                                  YEAR ENDED      YEAR ENDED   JULY 6, 1994*      YEAR ENDED   AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS             JUNE 30, 1997   JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1997        JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  12.63         $  9.08         $ 12.00         $ 12.45            $ 9.58
                                                 --------         -------         -------         -------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.02            0.10           (0.02)          (0.03)             0.03
  Net Realized and Unrealized Gain (Loss)            6.46            3.47           (2.70)           6.28              2.84
                                                 --------         -------         -------         -------            ------
  Total From Investment Operations                   6.48            3.57           (2.72)           6.25              2.87
                                                 --------         -------         -------         -------            ------
DISTRIBUTIONS
  Net Investment Income                                --           (0.02)             --              --                --
  In Excess of Net Investment Income                (0.09)             --              --           (0.08)               --
  Net Realized Gain                                 (1.63)             --              --           (1.63)               --
  Return of Capital                                    --              --           (0.20)             --                --
                                                 --------         -------         -------         -------            ------
  Total Distributions                               (1.72)          (0.02)          (0.20)          (1.71)               --
                                                 --------         -------         -------         -------            ------
NET ASSET VALUE, END OF PERIOD                   $  17.39         $ 12.63         $  9.08         $ 16.99            $12.45
                                                 ========         =======         =======         =======            ======
TOTAL RETURN (1)                                    57.32%          39.35%         (23.07)%         56.17%            29.26%
                                                 ========         =======         =======         =======            ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                $ 84,401         $18,701         $ 7,658         $14,314            $2,041
Ratio of Expenses to Average Net Assets              2.24%           2.11%           2.46%**         2.99%             2.87%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.08)%          1.18%          (0.44)%**       (0.78)%            0.88%**
Portfolio Turnover Rate                               241%            131%            107%            241%              131%
Average Commission Rate #
  Per Share                                      $ 0.0006             N/A             N/A         $0.0006               N/A
  As a Percentage of Trade Amount                    0.31%            N/A             N/A            0.31%              N/A
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment Income     $   0.10         $  0.09         $  0.13         $  0.02            $ 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     2.77%           3.28%           4.30%**         3.55%             3.89%**
  Net Investment Income (Loss) to Average Net
    Assets                                          (0.61)%          0.01%          (2.26)%**       (1.34)%           (0.14)%**
Ratio of Expenses to Average Net Assets
  excluding country tax expense                      2.10%           2.10%           2.10%**         2.85%             2.85%**
---------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND


                                                                       CLASS C
                                                    ---------------------------------------------
                                                       YEAR ENDED      YEAR ENDED   JULY 6, 1994*
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1997   JUNE 30, 1996   JUNE 30, 1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 12.43         $ 8.99          $ 12.00
                                                       -------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  (0.07)          0.04            (0.08)
  Net Realized and Unrealized Gain (Loss)                 6.31           3.40            (2.73)
                                                       -------         ------           ------
  Total From Investment Operations                        6.24           3.44            (2.81)
                                                       -------         ------           ------
DISTRIBUTIONS
  Net Investment Income                                     --             --               --
  In Excess of Net Investment Income                     (0.03)            --               --
  Net Realized Gain                                      (1.63)            --               --
  Return of Capital                                         --             --            (0.20)
                                                       -------         ------           ------
  Total Distributions                                    (1.66)            --            (0.20)
                                                       -------         ------           ------
NET ASSET VALUE, END OF PERIOD                         $ 17.01         $12.43          $  8.99
                                                       =======         ======          =======
TOTAL RETURN (1)                                         56.04%         38.26%          (23.83)%
                                                       =======         ======          =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                      $20,345         $6,780          $ 4,085
Ratio of Expenses to Average Net Assets                   2.99%          2.86%            3.20%**
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             (0.79)%         0.42%           (1.16)%**
Portfolio Turnover Rate                                    241%           131%             107%
Average Commission Rate #
  Per Share                                            $0.0006            N/A              N/A
  As a Percentage of Trade Amount                         0.31%           N/A              N/A
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income           $  0.05         $ 0.12          $  0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                          3.56%          4.06%            5.20%**
  Net Investment Income (Loss) to Average Net
    Assets                                               (1.36)%        (0.78)%          (3.16)%**
Ratio of Expenses to Average Net Assets excluding
  country tax expense                                     2.85%          2.85%            2.85%**
-------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

 + The Fund began offering Class B shares on August 1, 1995

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For each of the Funds, other than the Japanese Equity and Latin American Funds, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE ASIAN GROWTH FUND

    The investment objective of the Asian Growth Fund is long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Fund does not intend to invest in securities which are primarily traded in markets in Japan or in companies organized under the laws of Japan. The Fund may also invest in sponsored or unsponsored depositary receipts, including American Depositary Receipts ("ADRs") of Asian issuers that are traded on stock exchanges in the United States.

    The Asian Growth Fund will invest in countries having more established markets in the Asian region. The Asian countries to be represented in the Fund will consist of three or more of the following countries: Hong Kong (China), Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Fund may also invest in common stocks traded on markets in mainland China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.

    The Sub-Adviser's approach in selecting investments for the Asian Growth Fund is oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Sub-Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Sub-Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International ("MSCI"), in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's value criteria. Those which no longer conform are sold. In selecting industries and particular issuers, the Sub-Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation, as well as the assets, revenues and earnings of issuers. Although the Fund seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Sub-Adviser's view, have potential for growth. The Fund may invest in equity securities of smaller capitalized companies, which may involve a higher degree of risk and price volatility than investment in securities of larger companies. The Fund's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets.

    Although the Asian Growth Fund intends to invest primarily in securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicly traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks.

    Under normal circumstances, at least 65% of the total assets of the Asian Growth Fund will be invested in equity securities of issuers in Asian countries, excluding Japan. Any remaining assets of the Fund will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the United States, in notes, debentures, and bonds of companies in Asia and in money market instruments in the United States. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an internationally recognized statistical rating organization) or, if unrated, will be of comparable quality as determined by the Sub-Adviser under the supervision of the Board of Directors. Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality or hold cash. The Fund may enter into forward foreign currency exchange contracts and invest in derivative instruments. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. Dollar as a base currency.

    For further information about the foregoing and certain additional investment practices of the Asian Growth Fund, see "Additional Investment Information" below.

THE EMERGING MARKETS FUND

    The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country equity securities. As used in this Prospectus, the term "emerging markets" applies to any country which, in the opinion of the Sub-Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Sub-Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging markets is not feasible or may involve unacceptable political risks. The Fund will focus its investments on those emerging market countries in which it believes the economics are developing strongly and in which the markets are becoming more sophisticated. The Fund intends to invest primarily in some or all of the following countries:

Argentina                Hungary            Morocco            South Korea
Botswana                 India              Nigeria            Sri Lanka
Brazil                   Indonesia          Pakistan           Taiwan
Chile                    Israel             Peru               Thailand
China (mainland and      Jamaica            Philippines        Turkey
 Hong Kong)              Jordan             Poland             Venezuela
Colombia                 Kenya              Portugal           Zimbabwe
Ghana                    Malaysia           Russia
Greece                   Mexico             South Africa


    As markets in other countries develop, the Emerging Markets Fund expects to expand and further diversify the emerging markets countries in which it invests. An emerging markets security is one issued by a company that, in the opinion of the Sub-Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging markets country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging markets country. The Sub-Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

    To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; and (iii) short-term and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Sub-Adviser, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

    The Emerging Markets Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored depositary receipts, including ADRs. The Fund may also invest in non-publicly traded securities, private placements and restricted securities. The Fund may enter into short sales, forward foreign currency exchange contracts and instruments. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Emerging Markets Fund, including the particular risks associated with Russian Securities, see "Additional Investment Information" below.

THE GLOBAL EQUITY FUND

    The Global Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund may invest in American, global or other types of depositary receipts. The Fund also may invest in equity-linked securities. The Sub-Adviser expects that, under normal circumstances, at least 20% of the Fund's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Fund will be invested in issuers located throughout the world, including those located in emerging markets. At least 65% of the total assets of the Fund will be invested in equity securities under normal circumstances. Securities in emerging markets may not be as liquid as those in developed markets and pose certain additional risks. See "The Emerging Markets Fund," above for a discussion of emerging markets. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Fund may invest in forward foreign currency exchange contracts, reverse repurchase agreements, derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. For temporary defensive purposes, the Fund invests in money market instruments and short-term and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    The Sub-Adviser's approach in selecting investments for the Fund is oriented to individual stock selection, and is value driven. The Sub-Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's cash flow, earnings and dividends. The Sub-Adviser utilizes the research from a number of sources, including MSCI, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's value criteria. Securities which no longer conform to such value criteria are sold.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL EQUITY ALLOCATION FUND

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities of issuers in at least three different countries. The Sub-Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Sub-Adviser's philosophy for this Fund that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.

    The Sub-Adviser determines country allocations for the Global Equity Allocation Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the MSCI World Index. As of the date of this Prospectus, countries comprising the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong (China), Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities, which are described in detail in the discussion of the Emerging Markets Fund, above. The Sub-Adviser intends to use the same criteria as used for the Emerging Markets Fund in selecting emerging market securities for investment. As of the date of this Prospectus, the Fund intends to invest in some or all of the following emerging markets: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

    By analyzing a variety of macroeconomic and political factors, the Sub-Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Sub-Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Sub-Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Sub-Adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the MSCI Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Sub-Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. Indexation of the Fund's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

    The Global Equity Allocation Fund will normally purchase common stocks listed on a major stock exchange in the subject country. The Global Equity Allocation Fund may invest in non-publicly traded securities, private placements, restricted securities and derivative instruments. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE INTERNATIONAL MAGNUM FUND

    The investment objective of the International Magnum Fund is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Sub-Adviser. The equity securities in which the Fund may invest may be denominated in any currency.

    The countries in which the International Magnum Fund will invest are those comprising the MSCI EAFE Index (the "Index"), which currently includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong (China) and Singapore (each an "EAFE country," and collectively the "EAFE countries"). At least 65% of the total assets of the Fund will be invested in equity securities of issuers in at least three different EAFE countries under normal circumstances. In addition, the Fund may invest in a foreign country when it has been announced publicly that it will be added to the Index.

    By analyzing a variety of macroeconomic and political factors, the Sub-Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Sub-Adviser then selects equity securities among issuers of a region.

    The Sub-Adviser's approach in selecting among equity securities within a region comprised of EAFE countries is oriented to individual stock selection and is value driven. The Sub-Adviser identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Sub-Adviser utilizes the research of a number of sources, including MSCI. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.

    Although the International Magnum Fund intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Fund may invest in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks. The Fund may also invest in private placements or initial public offerings in the form of oversubscriptions. Such investments generally entail short-term liquidity risks.

    The International Magnum Fund may invest up to 10% of its total assets in
(i) investment funds with investment objectives similar to that of the Fund and
(ii) for temporary purposes, money market funds and pooled investment vehicles. If the Fund invests in other investment funds, stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment fund. The Fund may invest in forward foreign currency contracts, derivatives, when-issued and delayed delivery securities and non-publicly traded securities including private placements and restricted securities.

    Although the International Magnum Fund anticipates being fully invested in equity securities of EAFE countries, the Fund may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. For temporary defensive purposes, the Fund may invest in money market instruments and short and medium-term debt securities described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the International Magnum Fund, see "Additional Investment Information" below.

THE JAPANESE EQUITY FUND

    The investment objective of the Japanese Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks and depositary receipts.

    Under normal conditions, the Japanese Equity Fund will invest at least 80% of its total assets in securities issued by entities that are organized under the laws of Japan, entities for which the principal securities trading market is in Japan, and entities not organized under the laws of Japan but deriving 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Japan or which have at least 50% of their assets situated in Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Sub-Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. In making investment decisions, the Sub-Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. All debt securities in which the Fund may invest will be rated no lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Sub-Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

    The Japanese Equity Fund currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Sub-Adviser believes show a potential for better than average growth. The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of ADRs or convertible debentures, will be listed on securities exchanges in Japan. The Fund may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.

    The Japanese Equity Fund may also invest up to 20% of its total assets in cash or short-term government or other short-term prime obligations or repurchase agreements so that funds may be readily available for general corporate purposes, including the payment of dividends, redemptions and operating expenses, for investment in securities through exercise of rights or otherwise. The Fund may invest in forward foreign currency contracts, derivatives, when-issued and delayed delivery securities and non-publicly traded securities including private placements and restricted securities. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments" below.

    For further information about the foregoing and certain additional investment practices of the Japanese Equity Fund, see "Additional Investment Information" below.

    Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the U.S., where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Fund.

    CURRENCY FACTORS. Over a long period of years, the yen has generally appreciated in relation to the dollar. The yen's appreciation would add to the returns of dollars invested through the Fund in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Fund in dollar terms.

    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

THE LATIN AMERICAN FUND

    The investment objective of the Latin American Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency issued by companies to finance operations in Latin America, or
(iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"). With respect to the Fund, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. Income is not an investment objective or a consideration in selecting investments.

    Under normal conditions, substantially all, but not less than 80%, of the Latin American Fund's total assets are invested in equity securities of Latin American issuers and in Sovereign Debt. With respect to the Fund, equity securities include common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, global or other types of depositary receipts. Securities in which the Latin American Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

    The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.

    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions.

    To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are determined by the Sub-Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.

    The Latin American Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund will invest in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

    For temporary defensive purposes, the Latin American Fund may invest less than 80% of its total assets in Latin American equity securities and Sovereign Debt, in which case the Fund may invest in other equity or debt securities or may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, may purchase and write (sell) put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. There currently are limited options and futures markets for Latin American currencies, securities and indexes, and the nature of the strategies adopted by the Sub-Adviser and the extent to which those strategies are used depends on the development of those markets. The Fund may also from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions.

    The Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 40% of the Fund's assets.

    The Latin American Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. See "Additional Investment Information -- Borrowing and Other Forms of Leverage."

    The Latin American Fund may also enter into forward foreign currency contracts, derivatives, reverse repurchase agreements, short sales, when-issued and delayed delivery contracts and non-publicly traded securities, including private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Latin American Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Equity Allocation, Asian Growth, Emerging Markets, International Magnum, and Japanese Equity Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These funds may not purchase additional securities when borrowings exceed 5% of total assets. The Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Global Equity Fund may borrow money
(i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and, further, that the Fund may not purchase additional securities when borrowings exceed 5% of its total assets.

    Borrowings by the Latin American Fund may result in leveraging. Leveraging magnifies declines as well as increases in the net asset value of the Fund's shares and in the yield on a Fund's investments. Although a Fund is authorized to borrow, it will do so only when the Sub-Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Funds may create the opportunity for increased net income but, at the same time, would involve special risk considerations.

    Each Fund expects that any borrowing, other than for temporary purposes, will be made on a secured basis. The Funds' custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Funds may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Global Equity Fund may invest in equity-linked securities which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    The Asian Growth, Emerging Markets, Global Equity, Japanese Equity and Latin American Funds may invest in depositary receipts, including ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored depositary receipts. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each of the Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

FOREIGN INVESTMENT

    Each of the Funds invests in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of another open-end or closed-end investment company by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain of the Funds may invest in these investment funds, including those advised by MSAM, as well as other investment companies, subject to applicable provisions of the 1940 Act and other applicable laws. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets (exceeding in the aggregate 20% of such value with respect to the Latin American Fund). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets and Latin American Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Sub-Adviser considers both credit risk and market risk in making investment decisions for a Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Sub-Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments pending other investment, prior to settlement of portfolio transactions, for liquidity and for temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund, except the Japanese Equity Fund, may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. No Fund may invest more than 15% of its net assets in illiquid securities and, with the exception of the Global Equity Fund, no fund may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors and therefore not subject to the limitation on illiquid securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with investment dealers or financial institutions that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    The Latin American and Global Equity Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that meet credit guidelines of the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Funds will maintain with the appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

RUSSIAN SECURITIES TRANSACTIONS

    The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Sub-Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the

Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

SHORT SALES

    The Emerging Markets and Latin American Funds may from time to time sell securities short without limitation, although neither of such Funds intends to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with the appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold, and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Sub-Adviser determines that market conditions warrant, each Fund may invest a portion or all of its assets in money market instruments, short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Global Equity Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of a Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund, other than the Global Equity Fund (as described below), will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, no Fund, other than the Global Equity Fund, will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Global Equity Fund will limit its use of the foregoing derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Funds may use derivative instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's investment policy or upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and in other circumstances when a Fund's portfolio managers believe it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Funds may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Sub-Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Sub-Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to (i) securities, instruments, indices or baskets thereof in which such Funds may invest and (ii) foreign currencies. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to a foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Sub-Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Sub-Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, instrument, basket thereof or index and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets, Latin American and International Magnum Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets, Latin American and International Magnum Funds are non-diversified investment companies under the 1940 Act, which means that each of such Funds is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each of such Funds may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each of such Funds, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser and administrator of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that the Adviser may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

Asian Growth Fund....................................................       1.00%
Emerging Markets Fund................................................       1.25%
Global Equity Fund...................................................       1.00%
Global Equity Allocation Fund........................................       1.00%
International Magnum Fund............................................       0.80%
Japanese Equity Fund.................................................       1.00%
Latin American Fund..................................................       1.25%

    The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee to reimburse the Funds for all or a portion of other expenses.

    The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trust are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above is also a wholly-owned subsidiary of Van Kampen American Capital. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.

    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or the "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid monthly. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSAM one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At August 31, 1997, MSAM had approximately $80.9 billion in assets under management as an investment adviser or as a named fiduciary or fiduciary adviser.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    ASIAN GROWTH FUND -- EAN WAH CHIN AND SEAH KIAT SENG. Ean Wah Chin is a Managing Director of the Sub-Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is responsible for the Sub-Adviser's regional Asia ex-Japan operations based in Singapore. She has shared primary management responsibility for the Fund since it commenced operations. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Sub-Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has shared primary management responsibility for the Fund since it commenced operations. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand.

    EMERGING MARKETS FUND -- MADHAV DHAR AND ROBERT C. MEYER. Madhav Dhar is a Managing Director of the Sub-Adviser and Morgan Stanley. He joined the Sub-Adviser in 1984. He is a member of the Sub-Adviser's executive committee, head of the Sub-Adviser's emerging markets group and chief investment officer of the Sub-Adviser's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie - Mellon University. Mr. Dhar has been primarily responsibe for managing the Fund's assets since it commenced operations. Robert Meyer joined the Sub-Adviser in 1989. He is a Managing Director of the Sub-Adviser and Morgan Stanley and co-manager of the Adviser's emerging markets group and head of the Adviser's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Fund's assets since its inception.

    GLOBAL EQUITY FUND -- FRANCES CAMPION. Frances Campion joined the Sub-Adviser in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Her responsibilities include day-to-day management of the Global Equity product. Ms. Campion has ten years global investment experience. She is a graduate of University College, Dublin.

    GLOBAL EQUITY ALLOCATION FUND -- BARTON M. BIGGS, MADHAV DHAR, FRANCINE J. BOVICH AND ANN D. THIVIERGE. Barton Biggs has been Chairman and a director of the Sub-Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Sub-Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Information about Madhav Dhar is included under the Emerging Markets Fund above. Francine Bovich joined the Sub-Adviser as a Principal in 1993. She is responsible for portfolio management and communication of the Sub-Adviser's asset allocation strategy to institutional investor clients. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ann Thivierge is a Principal of the Sub-Adviser. She is a member of the Sub-Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Sub-Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs, Mr. Dhar, Ms. Bovich and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.

    INTERNATIONAL MAGNUM FUND -- FRANCINE J. BOVICH. Information about Francine Bovich is included under the Global Equity Allocation Fund above. Ms. Bovich has had primary responsibility for managing the Fund since it commenced operations.

    JAPANESE EQUITY FUND -- DOMINIC CALDECOTT AND KUNIHIKO SUGIO. Mr. Caldecott is responsible for research and stock selection in the Pacific Basin and will share primary responsibility for managing the Fund's assets upon commencement of operations. He has ten years professional experience, primarily in Tokyo, Hong Kong and Seoul. He became a Vice President of the Sub-Adviser and Morgan Stanley in 1987, a principal in 1989, and a Managing Director in 1991. He is responsible for a number of Pacific Basin investment programs for clients of Morgan Stanley. Mr. Caldecott is a graduate of New College, Oxford, England. Kunihiko Sugio joined the Sub-Adviser in December 1993 as a Vice President and manages dedicated Japanese equity portfolios. He will share primary responsibility for managing the Fund's assets upon commencement of operations. He graduated from Wakayama Kokuritsu University.

    LATIN AMERICAN FUND -- ROBERT L. MEYER AND ANDY SKOV. Robert Meyer and Andy Skov share primary responsibility for managing the Fund's assets. Information about Robert Meyer is included under the Emerging Markets Fund above. Andy Skov joined the Sub-Adviser in 1994 as a Portfolio Manager. Currently, he is a Vice President of the Sub-Adviser. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economics Development.

    ADMINISTRATOR. The Administrator provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Funds.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    LOCAL ADMINISTRATORS FOR THE LATIN AMERICAN FUND. The Fund has, as required by local law, entered into administration agreements with local administrators in Brazil, Chile, and Colombia. A local administrator provides certain services for the Fund with respect to the Fund's investments in that country, including services relating to foreign exchange, local taxes, remittance of income and capital gains, and repatriation of investments. The Fund's local administrator in Brazil, Unibanco-Uniao, a Brazilian corporation, is paid by the Company an annual fee of 0.125% of the Fund's average weekly net assets invested in Brazil. The Fund's local administrator in Chile, Bice Chileconsult Agente de Valores S.A., a Chilean corporation, is paid by the Company an annual fee of 0.125% of the Fund's average weekly net assets invested in Chile. The Fund's local administrator in Colombia, CitiTrust S.A., a Colombian trust company, is paid by the Company an annual fee of $1,000 plus 0.20% per transaction in Colombia.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, the Distributor sells shares of the Company upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds. The Company may in the future offer one or more classes of shares for the Funds that may have sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of the Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Funds as compensation the Distributor for shareholder services. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Funds. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by ACCESS. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. Each Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus an initial or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. See "Valuation of Shares" for a further description of net asset value computations.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the New York Stock Exchange (the "NYSE") are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including higher distribution fees) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid, (iii) certain shares are subject to a conversion feature, (iv) each class has different exchange privileges and (v) each class has different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the higher distribution fees associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Investors should understand that the purpose and function of the CDSC and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to Participating Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................           *                  *                      *

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* No initial sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    The phrase "Participating Funds," as used herein, refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge tables applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge tables may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding tables also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased without an initial sales charge, at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired trustees/directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

        (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

        (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company ("VKAC Trust") serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employee, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (8) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Funds or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Funds and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (8) above.

    The Company may terminate, or amend the terms of, offering shares of the Funds at net asset value to the foregoing groups at any time.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                     SALES CHARGE AS PERCENTAGE
YEAR SINCE PURCHASE                                                     OF THE DOLLAR AMOUNT
PAYMENT WAS MADE                                                          SUBJECT TO CHARGE
-------------------------------------------------------------------  ---------------------------
First..............................................................                5.00%
Second.............................................................                4.00%
Third..............................................................                3.00%
Fourth.............................................................                2.50%
Fifth..............................................................                1.50%
Thereafter.........................................................                None*

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* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Rule 12b-1 Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

WAIVER OF CDSC

    The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or their representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or classes thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Participating Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares of a Fund at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Participating Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of a Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinstatement is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by VKAC Trust for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. ACCESS acts as transfer agent for the Company and performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to Morgan Stanley Fund, Inc. c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the portfolio into which distributions would be invested. Distributions are invested into the selected portfolio at its net asset value as of the payable date of the distribution only if shares of such selected portfolio have been registered for sale in the investor's state and are currently available for sale.

    RETIREMENT PLANS. Eligible investors may establish IRAs; SEP; and pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. VKAC Trust serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Funds or any Participating Fund may be exchanged with shares of the same class of another Participating Fund based on the net asset value of each fund on the date of exchange, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE AND ARE CURRENTLY AVAILABLE FOR SALE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of a Participating Fund that generally impose an initial sales charge are not subject to any sales charge upon exchange into another Participating Fund. Class A shares of Participating Funds that do not impose an initial sales charge will be subject to the applicable sales charge of the Participating Fund being obtained in the exchange.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The CDSC schedule, conversion schedule and holding period applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. See "Redemption of Shares--Telephone Transaction Procedures" for more information. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. If the exchanging shareholder does not have an account in the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more at the offering prices next completed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering prices next completed after receipt of instruction may establish a monthly, quarterly, semi-annual, or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the initial value of a shareholder's account. Under this CDSC waiver policy, amounts withdrawn each period will be paid by redeeming first shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for ACH transfers.

    TRANSFER OF REGISTRATION. You may transfer the registration of any of your Company shares to another person by writing to the Company c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable CDSC) at any time by sending a written request in proper form directly to the Company c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order.

    DEALER REDEMPTION REQUESTS. Shareholders may redeem shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a redemption request prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the redemption request. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. See "Telephone Transaction Procedures" for more information. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the CDSC on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the CDSCs on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. In addition, the redemption payment may be delayed or the right of redemption suspended by the Fund pursuant to rules of the SEC.

    The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    A custodian of a retirement plan account may charge fees based on the custodian's fee schedule. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where VKAC Trust serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information. Reinstatement privileges (as otherwise described under "Purchase of Shares-- Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by VKAC Trust who repay the principal and interest on their borrowings from such plans.

    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

    TELEPHONE TRANSACTION PROCEDURES. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC") and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of a Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

                             PORTFOLIO TRANSACTIONS

    The Adviser and the Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Adviser and the Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and the Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser and the Sub-Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, a Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund, other than the Latin American Fund, anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the particular Fund. See "Financial Highlights" above for the Funds' historical portfolio turnover rates.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

PERFORMANCE OF INVESTMENT SUB-ADVISER

    The Sub-Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Global Equity Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective, policies and strategies as the Global Equity Fund. In addition, the Adviser and Sub-Adviser intends the Global Equity Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Global Equity Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Global Equity Fund. Also, the operating expenses of the Global Equity Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Sub-Adviser in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted to reflect the Fund's projected operating expenses and (i) with respect to the Class A shares to take into account a maximum 5.75% initial sales charge applicable to purchases of Class A shares of the Global Equity Fund; (ii) with respect to Class B shares to take into account the applicable CDSC that is imposed if Class B shares of the Global Equity Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares to take into account a 1.00% CDSC that is imposed if Class C shares of the Global Equity Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is adjusted to reflect the Fund's projected operating expenses and not adjusted to take into account such sales charges.

       TOTAL RETURN FOR THE MSIF GLOBAL EQUITY PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE GLOBAL EQUITY FUND)
                       FOR THE PERIOD ENDED JULY 31, 1997
  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                    SALES CHARGES OF THE GLOBAL EQUITY FUND)


RETURN WITH SALES CHARGE                                            1 YEAR     3 YEARS     5 YEARS    SINCE INCEPTION(1)
------------------------                                          ----------  ----------  ----------  -------------------
Class A.........................................................      30.23%      17.48%      20.57%          19.73%
Class B.........................................................      32.43%      18.58%      21.52%          20.77%
Class C.........................................................      36.43%      19.29%      21.65%          20.77%


RETURN WITHOUT SALES CHARGE
---------------------------
Class A.........................................................      38.18%      19.83%      22.01%          21.14%
Class B.........................................................      37.43%      19.29%      21.65%          20.77%
Class C.........................................................      37.43%      19.29%      21.65%          20.77%

------------------

(1) Commenced Operations on July 15, 1992.

    The past performance of the MSIF Global Equity Portfolio is no guarantee of the future performance of the Global Equity Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the account application form, a shareholder may elect to receive dividends and/or distributions in cash.

    Each Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each Fund expects to distribute net realized gains, if any, annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action, possibly with retroactive effect. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term, mid-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    Each Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS AND DISPOSITIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations may qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains ("capital gain dividends") are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gain dividends are not eligible for the corporate dividends-received deduction. The Funds will make annual reports to shareholders of the federal income tax status of all distributions. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see the discussion below regarding the Taxpayer Relief Act of 1997.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to qualify as an RIC under the Code and to avoid liability for federal income and excise taxes.

    Dividends and other distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain dividends have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain dividends. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Funds as well as to sales and exchanges of shares in the Funds. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particualr circumstances.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except as described herein, the shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of October 16, 1997, no person or organization owned 25% or more of the outstanding voting shares of any of the Funds.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or ACCESS will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or ACCESS will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser, the Sub-Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser, the Sub-Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP -- CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
Prospectus Summary..........................................     2
Fund Expenses...............................................     4
Financial Highlights........................................     7
Investment Objectives and Policies..........................    17
Additional Investment Information...........................    27
Investment Limitations......................................    38
Management of the Company...................................    38
Purchase of Shares..........................................    43
Shareholder Services........................................    51
Redemption of Shares........................................    55
Valuation of Shares.........................................    57
Portfolio Transactions......................................    58
Performance Information.....................................    59
Dividends and Distributions.................................    60
Taxes.......................................................    61
General Information.........................................    62
Appendix A -- Description of Corporate Bond Ratings.........   A-1



                                 MORGAN STANLEY
                             ----------------------

                               ASIAN GROWTH FUND
                             EMERGING MARKETS FUND
                               GLOBAL EQUITY FUND
                         GLOBAL EQUITY ALLOCATION FUND
                           INTERNATIONAL MAGNUM FUND
                              JAPANESE EQUITY FUND
                              LATIN AMERICAN FUND

                                 PORTFOLIOS OF
                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                   VAN KAMPEN
                                AMERICAN CAPITAL
                           INVESTMENT ADVISORY CORP.

                             INVESTMENT SUB-ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN
                           CAPITAL DISTRIBUTORS, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                 SUBJECT TO COMPLETION -- DATED APRIL 13, 1998


                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (630) 684-6000

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND


                              DATED APRIL 14, 1998

                             ---------------------


     This Statement of Additional Information provides information about the Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"), an investment portfolio of the Morgan Stanley Fund, Inc., an open-end management investment company organized as a Maryland corporation (the "Morgan Stanley Fund"), in addition to information contained in the Prospectus/Proxy Statement of the MS Global Equity Allocation Fund, dated April 14, 1998, which also serves as the proxy statement of the Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund"), a series of the Van Kampen American Capital World Portfolio Series Trust, an open-end management investment company organized as a Delaware business trust (the "World Portfolio Trust"), in connection with the issuance of Class A, B and C shares of common stock the MS Global Equity Allocation Fund to shareholders of the VKAC Global Equity Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the MS Global Equity Allocation Fund or VKAC Global Equity Fund located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (telephone no. (630) 684-6000 or (800) 421-5666).


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization of the VKAC Global Equity Fund......   2
Additional Information About the MS Global Equity Allocation
  Fund......................................................   2
Additional Information About the VKAC Global Equity Fund....   2
Financial Statements........................................   2
Pro Forma Financial Statements..............................   2

     The MS Global Equity Allocation Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE VKAC GLOBAL EQUITY FUND

     The shareholders of the VKAC Global Equity Fund are being asked to approve an acquisition of all the assets of the VKAC Global Equity Fund solely in exchange for Class A, B and C shares of the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's assumption of the liabilities of the VKAC Global Equity Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Morgan Stanley Fund, on behalf of the MS Global Equity Allocation Fund, and the World Portfolio Trust, on behalf of the VKAC Global Equity Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE MS GLOBAL EQUITY ALLOCATION FUND


     Incorporated herein by reference in its entirety is the Statement of Additional Information of the MS Global Equity Allocation Fund, dated October 28, 1997, attached as Appendix B to this Statement of Additional Information.


ADDITIONAL INFORMATION ABOUT THE VKAC GLOBAL EQUITY FUND


     Incorporated herein by reference in its entirety is the Statement of Additional Information of the VKAC Global Equity Fund, dated September 28, 1997, attached as Appendix C to this Statement of Additional Information.


FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the MS Global Equity Allocation Fund for the fiscal year ended June 30, 1997, as included in Appendix B hereto, (ii) the audited financial statements of the VKAC Global Equity Fund for fiscal year ended May 31, 1997, as included in Appendix C hereto, (iii) the unaudited financial statements of the MS Global Equity Allocation Fund for the six months ended December 31, 1997, as included in Appendix D hereto, and (iv) the unaudited financial statements of the VKAC Global Equity Fund for the six months ended November 30, 1997, as included in Appendix E hereto.

PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix F hereto as unaudited pro forma financial statements of the MS Global Equity Allocation Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 1997, (ii) Pro Forma Condensed Statement of Operations for the one year period ended December 31, 1997 and (iii) Pro Forma Portfolio of Investments at December 31, 1997.

                                                                      APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of October 28, 1997, by and between Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"), a series of the Morgan Stanley Fund, Inc. a Maryland corporation formed under the laws of the State of Maryland (the "Morgan Stanley Fund"), and Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust formed under the laws of the State of Delaware (the "Trust").

                                   WITNESSETH:

 WHEREAS, the Board of Trustees of the Trust on behalf of the MS Global Equity Allocation Fund and VKAC Global Equity Fund have determined that entering into this Agreement for the MS Global Equity Allocation Fund to acquire the assets and liabilities of the VKAC Global Equity Fund is in the best interests of the shareholders of each respective fund; and

 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the VKAC Global Equity Fund will convey, transfer and deliver to the MS Global Equity Allocation Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the VKAC Global Equity Fund (including accrued interest to the Closing Date) acceptable to the MS Global Equity Allocation Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the MS Global Equity Allocation Fund agrees that on the Closing Date the MS Global Equity Allocation Fund will (i) deliver to the VKAC Global Equity Fund, full and fractional Class A, Class B and Class C Shares of beneficial interest of the MS Global Equity Allocation Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the VKAC Global Equity Fund described in Section 3E hereof (the

"Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "MS Global Equity Allocation Fund Shares") and (ii) assume all of the VKAC Global Equity Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of beneficial interest of the MS Global Equity Allocation Fund to be exchanged shall be carried out to no less than two (2) decimal places. All MS Global Equity Allocation Fund Shares delivered to the VKAC Global Equity Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the VKAC Global Equity Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the MS Global Equity Allocation Fund shall deliver to the VKAC Global Equity Fund the MS Global Equity Allocation Fund Shares in the amount determined pursuant to Section 1B hereof and the VKAC Global Equity Fund thereafter shall, in order to effect the distribution of such shares to the VKAC Global Equity Fund stockholders, instruct the MS Global Equity Allocation Fund to register the pro rata interest in the MS Global Equity Allocation Fund Shares (in full and fractional shares) of each of the holders of record of shares of the VKAC Global Equity Fund in accordance with their holdings of either Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the MS Global Equity Allocation Fund agrees promptly to comply with said instruction. The MS Global Equity Allocation Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the VKAC Global Equity Fund to be transferred and assumed, respectively, by the MS Global Equity Allocation Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the MS Global Equity Allocation Fund (collectively, the "MS Global Equity Allocation Fund Prospectus"), copies of which have been delivered to the VKAC Global Equity Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the MS Global Equity Allocation Fund (the "Custodian") for the benefit of the MS Global Equity

Allocation Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen American Capital Investment Advisory Corp. (the "VKAC Global Equity Adviser").

         C. FAILURE TO DELIVER SECURITIES. If the VKAC Global Equity Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the VKAC Global Equity Fund's securities for the reason that any of such securities purchased by the MS Global Equity Allocation Fund have not yet been delivered to it by the VKAC Global Equity Fund's broker or brokers, then, in lieu of such delivery, the VKAC Global Equity Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the MS Global Equity Allocation Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The MS Global Equity Allocation Fund, in order to assist the VKAC Global Equity Fund in the distribution of the MS Global Equity Allocation Fund Shares to the VKAC Global Equity Fund shareholders after delivery of the MS Global Equity Allocation Fund Shares to the VKAC Global Equity Fund, will establish pursuant to the request of the VKAC Global Equity Fund an open account with the MS Global Equity Allocation Fund for each shareholder of the VKAC Global Equity Fund and, upon request by the VKAC Global Equity Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the MS Global Equity Allocation Fund then held by the VKAC Global Equity Fund specified in the instruction provided pursuant to Section 2 hereof. The MS Global Equity Allocation Fund is not required to issue certificates representing MS Global Equity Allocation Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the VKAC Global Equity Fund, certificates representing shares of beneficial interest stock of the VKAC Global Equity Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of VKAC Global Equity Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the VKAC Global Equity Adviser agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the MS Global Equity Allocation Fund's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the VKAC Global Equity Fund shareholder proxies; (ii) the VKAC Global Equity Fund counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by the VKAC Global Equity Adviser.

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the VKAC Global Equity Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Delaware Business Trust Law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the VKAC Global Equity Fund. Immediately after the Closing Date, the stock transfer books relating to the VKAC Global Equity Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. VKAC GLOBAL EQUITY FUND'S REPRESENTATIONS AND WARRANTIES.

The VKAC Global Equity Fund hereby represents and warrants to the MS Global Equity Allocation Fund, which representations and warranties are true and correct on the date hereof, and agrees with the MS Global Equity Allocation Fund that:

         A. ORGANIZATION. The Trust is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The VKAC Global Equity Fund is a separate series of the Tax Free Trust duly designated in accordance with the applicable provisions of the Tax Free Trust's Declaration of Trust. The VKAC Global Equity Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the VKAC Global Equity Fund. The VKAC Global Equity Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the VKAC Global Equity Fund.

         B. REGISTRATION. The VKAC Global Equity Fund is registered under the Investment Company Act of l940, as amended (the "l940 Act") as an open-end, diversified management company and such registration has not been revoked or rescinded. The VKAC Global Equity Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the VKAC Global Equity Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the VKAC Global Equity Fund audited as of and for the year ended May 31, 1997, true and complete copies of which have been heretofore furnished to the MS Global Equity Allocation Fund, fairly represent the financial condition and the results of operations of the VKAC Global Equity Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The VKAC Global Equity Fund shall furnish to the MS Global Equity Allocation Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the VKAC Global Equity Fund for the period ended December 31, 1997; and (ii) within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the VKAC Global Equity Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the VKAC Global Equity Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the VKAC Global Equity Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the VKAC Global Equity Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the VKAC Global Equity Fund which would, if adversely determined, materially affect the VKAC Global Equity Fund's financial condition. All Liabilities were incurred by the VKAC Global Equity Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The VKAC Global Equity Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the VKAC Global Equity Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the VKAC Global Equity Fund to which the VKAC Global Equity Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, KPMG Peat Marwick LLP, auditors for the VKAC Global Equity Fund, shall furnish the MS Global Equity Allocation Fund with a statement of the earnings and profits of the VKAC Global Equity Fund within the meaning of the Code as of the Closing Date.

         H. RESTRICTED SECURITIES. None of the securities comprising the assets of the VKAC Global Equity Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of
Section 2(a)(41) under the 1940 Act.

         I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the VKAC Global Equity Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the VKAC Global Equity Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         J. CORPORATE AUTHORITY. The VKAC Global Equity Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the VKAC Global Equity Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the VKAC Global Equity Fund, no other corporate acts or proceedings by the VKAC Global Equity Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the VKAC Global Equity Fund and constitutes the legal, valid and binding obligation of VKAC Global Equity Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the VKAC Global Equity Fund does not and will not (i) violate any provision of the Trust's Declaration of Trust or the Designation of Series of the VKAC Global Equity Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the VKAC Global Equity Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the VKAC Global Equity Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the VKAC Global Equity Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the VKAC Global Equity Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the VKAC Global Equity Fund of the transactions contemplated by this Agreement.

         L. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the VKAC Global Equity Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the VKAC Global Equity Fund granted by the VKAC Global Equity Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the VKAC Global Equity Fund;

         (3) any entering into, amendment or termination of any contract or agreement by VKAC Global Equity Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the VKAC Global Equity Fund for borrowed money or any commitment to borrow money entered into by the VKAC Global Equity Fund;

         (5) any amendment of the Trust's Declaration of Trust or Designation of Series of the VKAC Global Equity Fund ; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the VKAC Global Equity Fund other than a lien for taxes not yet due and payable.

         M. TITLE. On the Closing Date, the VKAC Global Equity Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the MS Global Equity Allocation Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         N. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the VKAC Global Equity Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the MS Global Equity Allocation Fund furnished to the VKAC Global Equity Fund by the MS Global Equity Allocation Fund.

         O. TAX QUALIFICATION. The VKAC Global Equity Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

         P. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the MS Global Equity Allocation Fund and those to which the Assets are subject.

         Q. VKAC GLOBAL EQUITY FUND LIABILITIES. Except as otherwise provided for herein, the VKAC Global Equity Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the VKAC Global Equity Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE MS GLOBAL EQUITY ALLOCATION FUND'S REPRESENTATIONS AND WARRANTIES.

 The MS Global Equity Allocation Fund hereby represents and warrants to the VKAC Global Equity Fund, which representations and warranties are true and correct on the date hereof, and agrees with the VKAC Global Equity Fund that:

         A. ORGANIZATION. The Morgan Stanley Fund is a Maryland corporation duly formed and in good standing under the laws of the State of Maryland and is duly authorized to transact business in the State of Maryland. The MS Global Equity Allocation Fund is a separate series of the Morgan Stanley Fund duly designated in accordance with the applicable provisions of the Fund's Articles of Incorporation. The Morgan Stanley Fund and MS Global Equity Allocation Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the MS Global Equity Allocation Fund. The MS Global Equity Allocation Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the MS Global Equity Allocation Fund.

         B. REGISTRATION. The MS Global Equity Allocation Fund is registered under the 1940 Act as an open-end, diversified management company and such registration has not been revoked or rescinded. The MS Global Equity Allocation Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the MS Global Equity Allocation Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the MS Global Equity Allocation Fund audited as of and for the year ended June 30, 1997, true and complete copies of which have been heretofore furnished to the VKAC Global Equity Fund fairly represent the financial condition and the results of operations of the MS Global Equity Allocation Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The MS Global Equity Allocation Fund shall furnish to the VKAC Global Equity Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the MS Global Equity Allocation Fund for the period ended December 31, 1997, and (ii) within five (5) business days after the Closing

Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the MS Global Equity Allocation Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are no contingent liabilities of the MS Global Equity Allocation Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the MS Global Equity Allocation Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the MS Global Equity Allocation Fund which would, if adversely determined, materially affect the MS Global Equity Allocation Fund's financial condition.

         F. MATERIAL AGREEMENTS. The MS Global Equity Allocation Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the MS Global Equity Allocation Fund Prospectus and Statement of Additional Information there are no material agreements outstanding to which the MS Global Equity Allocation Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the MS Global Equity Allocation Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MS Global Equity Allocation Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The MS Global Equity Allocation Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the MS Global Equity Allocation Fund's Board of Trustees, no other corporate acts or proceedings by the MS Global Equity Allocation Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the MS Global Equity Allocation Fund and constitutes a valid and binding obligation of the MS Global Equity Allocation Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the MS Global Equity Allocation Fund does not and will not (i) result in a material violation of any provision of the Declaration of Trust of the MS Global Equity Allocation Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the MS Global Equity Allocation Fund or
(iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the MS Global Equity Allocation Fund is subject, or (iv)result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the MS Global Equity Allocation Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the MS Global Equity Allocation Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the MS Global Equity Allocation Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the MS Global Equity Allocation Fund which would materially affect its financial condition.

         K. SHARES OF THE MS GLOBAL EQUITY ALLOCATION FUND: REGISTRATION. The MS Global Equity Allocation Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

         L. SHARES OF THE MS GLOBAL EQUITY ALLOCATION FUND: AUTHORIZATION. Subject to the matters set forth in the Statement of Additional Information of the MS Global Equity Allocation Fund, under the heading "The Fund and the Trust", a copy of which has been furnished to the VKAC Global Equity Fund, the shares of beneficial interest of the MS Global Equity Allocation Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Trust and conform in all material respects to the description thereof contained in the MS Global Equity Allocation Fund's Prospectus furnished to the VKAC Global Equity Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the MS Global Equity Allocation Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the MS Global Equity Allocation Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Tax Free Trust or the VKAC Global Equity Fund furnished to the MS Global Equity Allocation Fund by the VKAC Global Equity Fund.

         O. TAX QUALIFICATION. The MS Global Equity Allocation Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6. COVENANTS.

 During the period from the date of this Agreement and continuing until the Closing Date the VKAC Global Equity Fund and MS Global Equity Allocation Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The VKAC Global Equity Fund and MS Global Equity Allocation Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The VKAC Global Equity Fund and MS Global Equity Allocation Fund shall file all reports required to be filed by the VKAC Global Equity Fund and MS Global Equity Allocation Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the VKAC Global Equity Fund or MS Global Equity Allocation Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The VKAC Global Equity Fund shall promptly prepare and file with the SEC the Prospectus/Proxy Statement and the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the VKAC Global Equity Fund and its affiliated persons, the MS Global Equity Allocation Fund shall only include such information as is approved by the VKAC Global Equity Fund for use in the Registration Statement. The MS Global Equity Allocation Fund shall not amend or supplement any such information regarding the MS Global Equity Allocation Fund and such affiliates without the prior written consent of the VKAC Global Equity Fund which consent shall not unreasonably withheld or delayed. The MS Global Equity Allocation Fund shall promptly notify and provide the VKAC Global Equity Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The MS Global Equity Allocation Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The MS Global Equity Allocation Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the MS Global Equity Allocation Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the VKAC Global Equity Fund shall furnish all information concerning the VKAC Global Equity Fund and the holders of the VKAC Global Equity Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the VKAC Global Equity Fund shall make available to the MS Global Equity Allocation Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law or which are not relevant to the VKAC Global Equity Fund). During the period prior to the Closing Date, the MS Global Equity Allocation Fund shall make available to the VKAC Global Equity Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The VKAC Global Equity Fund shall call a meeting of the VKAC Global Equity Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the VKAC Global Equity Fund as of the record date for such meeting of shareholders. The Board shall recommend to the VKAC Global Equity Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The VKAC Global Equity Fund and MS Global Equity Allocation Fund covenant and agree to coordinate the respective portfolios of the VKAC Global Equity Fund and MS Global Equity Allocation Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the MS Global Equity Allocation Fund's portfolio, the resulting portfolio will meet the MS Global Equity Allocation Fund's investment objective, policies and restrictions, as set forth in the MS Global Equity Allocation Fund's Prospectus, a copy of which has been delivered to the VKAC Global Equity Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the VKAC Global Equity Fund covenants that it shall cause to be distributed the MS Global Equity Allocation Fund Shares in the proper pro rata amount for the benefit of VKAC Global Equity Fund's shareholders and such that the VKAC Global Equity Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The VKAC Global Equity Fund covenants further that, pursuant to
Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The VKAC Global Equity Fund covenants to use all reasonable efforts to cooperate with the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         L. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the VKAC Global Equity Fund and the MS Global Equity Allocation Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the MS Global Equity Allocation Fund nor the VKAC Global Equity Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the MS Global Equity Allocation Fund and the VKAC Global Equity Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the VKAC Global Equity Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the VKAC Global Equity Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE VKAC GLOBAL EQUITY FUND.

 The obligations of the VKAC Global Equity Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the VKAC Global Equity Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the VKAC Global Equity Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the MS Global Equity Allocation Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the MS Global Equity Allocation Fund, and the VKAC Global Equity Fund shall have received a certificate of the President or Vice President of the MS Global Equity Allocation Fund satisfactory in form and substance to the VKAC Global Equity Fund so stating. The MS Global Equity Allocation Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the MS Global Equity Allocation Fund.

         F. TAX OPINION. The VKAC Global Equity Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the VKAC Global Equity Fund, dated as of the Closing Date, addressed to the VKAC Global Equity Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code, substantially in the form attached as Annex A.

         G. OPINION OF COUNSEL. The VKAC Global Equity Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Morgan Stanley Fund and MS Global Equity Allocation Fund, dated as of the Closing Date, addressed to the VKAC Global Equity Fund substantially in the form and to the effect that: (i) the Morgan Stanley Fund is duly formed and in good standing as a corporation under the laws of the State of Maryland; (ii) the Board of Directors of the Fund has duly designated the MS Global Equity Allocation Fund as a series of the Morgan Stanley Fund pursuant to the terms of the Articles of Incorporation; (iii) the MS Global Equity Allocation Fund is registered as an open-end, diversified management company under the 1940 Act;
(iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Trust and this Agreement has been duly executed and delivered by the Morgan Stanely Fund on behalf of the MS Global Equity Allocation Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the MS Global Equity Allocation Fund; (v) neither the execution or delivery by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund of this Agreement nor the consummation by the Morgan Stanley Fund or MS Global Equity Allocation Fund of the transactions contemplated thereby contravene the Morgan Stanley's Articles of Incorporation, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Morgan Stanley Fund as being applicable to the Morgan Stanley Fund or the MS Global Equity Allocation Fund; (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the MS Global Equity Allocation Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the MS Global Equity Allocation Fund or might have a material adverse effect on the value of any assets of the MS Global Equity Allocation Fund; (vii) the MS Global Equity Allocation Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Delaware trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the MS Global Equity Allocation Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to MS Global Equity Allocation Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Maryland or Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the VKAC Global Equity Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the VKAC Global Equity Fund, without loss to the VKAC Global Equity Fund of any material benefit under the Agreement and without any material adverse effect on the VKAC Global Equity Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to us by the MS Global Equity Allocation Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the MS Global Equity Allocation Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the MS Global Equity Allocation Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The VKAC Global Equity Fund shall have received a certificate of an authorized officer of the MS Global Equity Allocation Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the VKAC Global Equity Fund.

8. CONDITIONS TO OBLIGATIONS OF MS GLOBAL EQUITY ALLOCATION FUND.

 The obligations of the MS Global Equity Allocation Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the MS Global Equity Allocation Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the VKAC Global Equity Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the VKAC Global Equity Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund shall have received a certificate of an authorized officer of the VKAC Global Equity Fund satisfactory in form and substance to the MS Global Equity Allocation Fund so stating. The VKAC Global Equity Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The MS Global Equity Allocation Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the VKAC Global Equity Fund, dated as of the Closing Date, addressed to the MS Global Equity Allocation Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

         G. OPINION OF COUNSEL. The MS Global Equity Allocation Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Trust and the VKAC Global Equity Fund, dated as of the Closing Date, addressed to the MS Global Equity Allocation Fund, substantially in the form and to the effect that: (i) the Trust is duly formed and existing as a trust under the laws of the State of Delaware; (ii) the Board of Trustees of the has duly designated the VKAC Global Equity Fund as a series of the Trust pursuant to the terms of the Declaration of Trust of the Trust; (iii) the VKAC Global Equity Fund is registered as an open-end, non-diversified management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust on behalf of the VKAC Global Equity Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the VKAC Global Equity Fund; (v) neither the execution or delivery by the Trust on behalf of the VKAC Global Equity Fund of this Agreement nor the consummation by the Trust or VKAC Global Equity Fund of the transactions contemplated thereby contravene the Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Trust as being applicable to the Trust or VKAC Global Equity Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the VKAC Global Equity Fund attached thereto, there is no pending, or threatened litigation involving the VKAC Global Equity Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the VKAC Global Equity Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the VKAC Global Equity Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the VKAC Global Equity Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the MS Global Equity Allocation Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the MS Global Equity Allocation Fund, without loss to the MS Global Equity Allocation Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the VKAC Global Equity Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the VKAC Global Equity Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the VKAC Global Equity Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of nondefaulted, liquid tax-exempt MS Global Equity Allocation Fund's securities, at least 80% of which shall be rated investment grade by S&P or Moody's, cash and other marketable securities which are in conformity with the MS Global Equity Allocation Fund's investment objectives, policies and restrictions as set forth in the MS Global Equity Allocation Fund's Prospectus, a copy of which has been delivered to the VKAC Global Equity Fund.

         I. SHAREHOLDER LIST. The VKAC Global Equity Fund shall have delivered to the MS Global Equity Allocation Fund an updated list of all shareholders of the VKAC Global Equity Fund, as reported by the VKAC Global Equity Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the VKAC Global Equity Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The MS Global Equity Allocation Fund shall have received a certificate of an authorized officer of the VKAC Global Equity Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

         (A) The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the VKAC Global Equity Fund; provided, however, that after receipt of VKAC Global Equity Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining VKAC Global Equity Fund's shareholder approval thereof.

         (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (i) by the mutual consents of the Board of Trustees of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund;

         (ii) by the VKAC Global Equity Fund, if the MS Global Equity Allocation Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iii) by the MS Global Equity Allocation Fund, if the VKAC Global Equity Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iv) by either the VKAC Global Equity Fund or MS Global Equity Allocation Fund, if the Closing has not occurred on or prior to December 31, 1997 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (v) by the MS Global Equity Allocation Fund in the event that: (a) all the conditions precedent to the VKAC Global Equity Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the MS Global Equity Allocation Fund gives the VKAC Global Equity Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the MS Global Equity Allocation Fund's obligation to close, as set forth in
Section 8 of this Agreement; and (c) the VKAC Global Equity Fund then fails or refuses to close within the earlier of five (5) business days or May 31, 1998; or

         (vi) by the VKAC Global Equity Fund in the event that: (a) all the conditions precedent to the MS Global Equity Allocation Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the VKAC Global Equity Fund gives the MS Global Equity Allocation Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the VKAC Global Equity Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the MS Global Equity Allocation Fund then fails or refuses to close within the earlier of five (5) business days or May 31, 1998.

10. REMEDIES.

 In the event of termination of this Agreement by either or both of the VKAC Global Equity Fund and MS Global Equity Allocation Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the MS Global Equity Allocation Fund's and the VKAC Global Equity Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the MS Global Equity Allocation Fund or the VKAC Global Equity Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened, (collectively, the "Losses"): arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

  The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

 All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the VKAC Global Equity Fund shall be addressed to the VKAC Global Equity Fund c/o Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention:
General Counsel, or at such other address as the VKAC Global Equity Fund may designate by written notice to the MS Global Equity Allocation Fund. Notice to the MS Global Equity Allocation Fund shall be addressed to the MS Global Equity Allocation Income Fund c/o Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the MS Global Equity Allocation Fund may designate by written notice to the VKAC Global Equity Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

 The VKAC Global Equity Fund and the MS Global Equity Allocation Fund agree that copies of the books and records of the VKAC Global Equity Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the VKAC Global Equity Fund to the MS Global Equity Allocation Fund at the Closing Date. In addition to, and without limiting the foregoing, the VKAC Global Equity Fund and the MS Global Equity Allocation Fund agree to take such action as may be necessary in order that the MS Global Equity Allocation Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date for the three tax years ending December 31, 1995, December 31, 1996 and December 31, 1997; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

 This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the VKAC Global Equity Fund and MS Global Equity Allocation Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

Consistent with the Morgan Stanley's Article of Incorporation, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Directors of the Fund on behalf of the MS Global equity Allocation Fund and the VKAC Global Equity Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Trust, MS Global Equity Allocation Fund or VKAC Global Equity Fund individually but binding only upon the assets and property of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund the case may be.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.



                                  MORGAN STANLEY FUND, INC., a Maryland
                                  corporation on behalf of MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND


                                  ---------------------------------
                                  Dennis J. McDonnell
                                  President



Attest:
       ------------------------------
Nicholas Dalmaso
Assistant Secretary


                                  VAN KAMPEN AMERICAN CAPITAL
                                  WORLD PORTFOLIO SERIES TRUST,
                                  a Delaware business trust on behalf of
                                  VAN KAMPEN AMERICAN CAPITAL
                                  VKAC GLOBAL EQUITY FUND

                                  ---------------------------------
                                  Dennis J. McDonnell
                                  President


Attest:
       ------------------------------
Nicholas Dalmaso
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                           MORGAN STANLEY FUND, INC.

                             DATED OCTOBER 28, 1997

                           MORGAN STANLEY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-two investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to investors the expertise of (i) Van Kampen American Capital Investment Advisory Corp. as adviser (the "Adviser") and administrator (the "Administrator") to the Funds, (ii) Morgan Stanley Asset Management Inc. ("MSAM"), a sub-adviser (a "Sub-Adviser") to the Funds, other than the Mid Cap Growth and Value Funds and
(iii) Miller, Anderson & Sherrerd, LLP ("MAS"), a sub-adviser (a "Sub-Adviser") to the Mid Cap Growth and Value Funds. As of the date hereof, the Morgan Stanley Emerging Markets Debt, Morgan Stanley Equity Growth, Morgan Stanley European Equity, Morgan Stanley Global Equity, Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley Mid Cap Growth and Morgan Stanley Tax-Free Money Market Funds have not commenced a continuous offering of shares.

    This Statement of Additional Information "SAI" is not a prospectus but should be read in conjunction with the Company's prospectuses dated October 28, 1997, as amended and supplemented from time to time (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Morgan Stanley Fund, Inc. Services Group at:

                                 1-800-341-2911

                                 --------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
INVESTMENT OBJECTIVES AND POLICIES......   2
FEDERAL INCOME TAX......................  15
FEDERAL TAX TREATMENT OF FORWARD
 CURRENCY CONTRACTS AND EXCHANGE RATE
 CONTRACTS..............................  18
TAXES AND FOREIGN SHAREHOLDERS..........  18
PURCHASE OF SHARES......................  19
REDEMPTION OF SHARES....................  19
INVESTMENT LIMITATIONS..................  21
DETERMINING MATURITIES OF CERTAIN
 INSTRUMENTS............................  25
MANAGEMENT OF THE COMPANY...............  25
MONEY MARKET FUND NET ASSET VALUE.......  36
PORTFOLIO TRANSACTIONS..................  36
PERFORMANCE INFORMATION.................  37
GENERAL INFORMATION.....................  44
DESCRIPTION OF SECURITIES AND RATINGS...  44
FINANCIAL STATEMENTS....................  47

Date: October 28, 1997

                       INVESTMENT OBJECTIVES AND POLICIES

    The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-two Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Value Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds"). For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, are not used hereinafter.

EMERGING COUNTRY DEBT SECURITIES

    GENERAL. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Sub-Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Funds' definition of an emerging country debt security and so long as the Sub-Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.

    The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

    Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

    Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Sub-Adviser based on publicly available information and inquiries made to the issuer.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Sub-Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use sovereign debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Sub-Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.

    BRADY BONDS. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

EQUITY-LINKED SECURITIES

    The Value, Mid Cap Growth, Global Equity, Equity Growth, Growth and Income and Aggressive Equity Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities. There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities.

    Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

    The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

    The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

    Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. Dollar value of the assets of the Global Equity, Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Emerging Markets Debt, Latin American, European Equity, Japanese Equity and International Magnum Funds and to the extent they invest in assets denominated in foreign currencies, the Value, Mid Cap Growth, American Value, Aggressive Equity, Growth and Income, Equity Growth, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

    The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

FUTURES CONTRACTS

    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    The Emerging Markets, Latin American, European Equity, American Value, Equity Growth, Emerging Markets Debt, Global Equity, Global Equity Allocation, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures traders are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. None of the Funds will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, none of the Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% (50% for the Mid Cap Growth, Value, Equity Growth, Emerging Markets Debt and Global Equity Funds) of its total assets. See also, "Investment Limitations" for further restrictions applicable to the Funds.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures which are traded on recognized international or national futures exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Sub-Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FOREIGN CURRENCIES

    The Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

    Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the Securities and Exchange Commission ("SEC"), the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

OPTIONS TRANSACTIONS

    The Non-Money Market Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Sub-Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

COMBINED TRANSACTIONS

    Funds may enter into multiples of the forwards, futures and options transactions described above in which they are permitted to engage, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Sub-Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
  CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

GLOBAL INVESTING

    Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Additional risks of foreign investing are set forth in the appropriate Prospectuses.

ILLIQUID SECURITIES

    Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price they are being carried on a Fund's books. This lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for securities also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

INVESTMENT COMPANY SECURITIES

    The 1940 Act, generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the 1940 Act or other applicable law.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

    The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Sub-Adviser. After establishing regional allocation strategies, the Sub-Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index") and any countries which have been publicly announced will be added to the EAFE Index.

    The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy,

    The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia. It was announced publicly that Portugal will be added to the EAFE Index in December, 1997.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index. The Sub-Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of the indices making up the Morgan Stanley Capital International Indices.

    The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See the Prospectuses for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Sub-Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

PORTFOLIO TURNOVER

    The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation.

REPURCHASE AGREEMENTS

    The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

SECURITIES LENDING

    Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

STAND-BY COMMITMENTS

    A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

    The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

    The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Sub-Adviser's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

    The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SWAP CONTRACTS

    The Non-Money Market Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Sub-Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Sub-Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

VARIABLE RATE DEMAND INSTRUMENTS

    Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Sub-Adviser will follow guidelines adopted by the Company's Board of Directors.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                               FEDERAL INCOME TAX

    The following is only a summary of certain additional federal tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as tax advice or as a substitute for careful tax planning.

    Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund has qualified and intends to continue to qualify to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Company's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other
RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement. The Short-Short Gain Test will no longer be applicable to the Funds beginning on July 1, 1998.

    In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

    If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain dividends, which are distributions of net capital gains) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.

    Each Fund will decide whether to distribute or to retain all or part of any net capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.

    A gain or loss realized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss. For a summary of the rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss recognized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

    Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

    Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains dividends and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

CAPITAL GAINS RATES UNDER THE 1997 TAX ACT

    Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Funds as well as to sales and exchanges of shares in the Funds. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND

    In order for the Tax-Free Money Market Fund to pay exempt-interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code and, in the case of corporate taxpayers, the environmental tax (the "Environmental Tax") imposed by
Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and/or the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

    The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year may be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

    The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.

    Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

    Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

    A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

    Under provisions of the 1997 Tax Act generally effective for taxable years ending after 1997, a Fund that invests in PFIC stock may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the disposition of PFIC stock.

FOREIGN INCOME TAX

    It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. No deductions will be allowed in computing alternative minimum tax liability.

    Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

CERTAIN INVESTMENT PRACTICES

    Some of a Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. Each Fund engaging in such investment practices will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

                   FEDERAL TAX TREATMENT OF FORWARD CURRENCY
                     CONTRACTS AND EXCHANGE RATE CONTRACTS

    Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Proposed legislation would provide that amounts treated as capital gain or loss pursuant to the foregoing sentence would be attributable to property held for more than 18 months. See "Capital Gains Rates Under the 1997 Tax Act" above for a summary of the tax rates applicable to capital gains. Forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

    Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, a Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of a Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test. The Short-Short Gain test will no longer be applicable to the Funds beginning on July 1, 1998.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

    If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

    The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

    The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

                               PURCHASE OF SHARES

    For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares."

    The purchase price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

    Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Columbus Day and Veterans Day, in addition to such NYSE holidays.

    Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

    Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

    Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s).

    To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

    Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

    The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

    For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Non-Money Funds ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.

    The CDSC -- Class A will be imposed only if a Qualified Purchaser redeems an amount which caused the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

    Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B
  AND C")

    As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares of the Non-Money Funds will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

    (a)  Redemption Upon Disability or Death

    The Non-Money Funds will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

    In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b)  Redemption in Connection with Certain Distributions from Retirement
Plans

    The Company will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more of the Participating Funds; in such event, as described below, the Non-Money Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Company does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

                             INVESTMENT LIMITATIONS

    Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

    For the purpose of adopting fundamental investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                 Global Fixed Income, Worldwide High
                                  Income, High Yield, American Value,
                                  Aggressive Equity, U.S. Real Estate,
                                  Global Equity Allocation, Asian Growth,
                                  Emerging Markets, Latin American,
                                  International Magnum, Japanese Equity,
                                  Growth and Income and European Equity
                                  Funds.

Category II Funds:                Equity Growth, Global Equity, Emerging
                                  Markets Debt, Mid Cap Growth and Value
                                  Funds.

Money Market Funds:               Money Market, Tax-Free Money Market and
                                  Government Obligations Money Market
                                  Funds.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;

     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale and (ii) in fixed time deposits with a duration of over seven calendar days;

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (14) issue senior securities;

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

    (16) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and

    (17) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, U.S. Real Estate Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Funds total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (2) invest in oil, gas or other mineral leases; and invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.

    Each of the Global Fixed Income, Latin American, Aggressive Equity, U.S. Real Estate and Worldwide High Income Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (8) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

     (3) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

     (6) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

     (7) invest for the purpose of exercising control over management of any company;

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (9) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets; and

    (10) in the case of the Emerging Markets Debt Fund, purchase a security if, as a result, with respect to 50% of its assets, it would hold more than 10% of the outstanding voting securities of an issuer or have more than 5% of its total assets invested in securities of an issuer or, with respect to 100% of its assets, it would have more than 25% of its total assets invested in securities of the issuer, except that these limitations do not apply to investments in U.S. Government securities.

    Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MONEY MARKET FUNDS

    The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

     (1) invest in commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

    (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

    (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

    (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

    (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

    (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

    (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

    With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

     (3) invest in oil, gas or other mineral leases.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

                 DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

    Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

    The Company's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Company. The Directors set broad policies for the Company and choose its Officers. Two Directors and all of the Officers of the Company are directors, officers or employees of the Adviser or its affiliates. The other Directors have no affiliation with the Adviser, Distributor or administrative services providers or their affiliates. The Directors are also Trustees of other open-end funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. ("Asset Management") (except for the Exchange Fund and the Common Sense Trust) (collectively with the Company, the "Fund Complex") and Mr. Whalen is also Trustee of many closed-end funds that are similarly managed. Officers of the Company are generally officers of the other funds in the Fund Complex and some or all of the other investment companies managed, administered, advised or distributed by the Adviser or its affiliates. A list of the Directors and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years is set forth below. Messrs. Hegel, McDonnell, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Company's officers other than Messrs. Hegel, McDonnell, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell, Hill and Stadler and Ms. Haigney are located at 2800 Post Oak Blvd., Houston, TX 77056.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
J. Miles Branagan            Director                  Private investor, Co-founder, and prior to August 1996,
1632 Morning Mountain Road                             Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                                      Corporation (now known as Getinge/Castle, Inc. a subsidiary
Date of Birth: 07/14/32                                of Getinge Industrier AB), a company which develops,
                                                       manufactures, markets and services medical and scientific
                                                       equipment. Director/Trustee of each of the funds in the Fund
                                                       Complex.
Richard M. DeMartini*        Director                  President and Chief Operating Officer, Individual Asset
Dean Witter Capital                                    Management Group, a division of Morgan Stanley, Dean Witter,
Two World Trade Center                                 Discover & Co. ("MSDWD"). Member of the MSDWD Management
New York, NY 10048                                     Committee. Director of the InterCapital Funds. Trustee of
Date of Birth: 10/12/52                                the TCW/DW Funds. Former Chairman of the Board of the NASDAQ
                                                       Stock Market, Inc. Former Vice Chairman of the Board of the
                                                       National Association of Securities Dealers, Inc.
                                                       Director/Trustee of each of the Funds in the Fund Complex.
Linda Hutton Heagy           Director                  Co-Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                            search firm. Prior to 1997, Partner, Paul Ray Berndtson,
233 South Wacker Drive                                 Inc., an executive recruiting and management consulting
Suite 7000                                             firm. Formerly, Executive Vice President of ABN AMRO, N.A.,
Chicago, IL 60606                                      a Dutch bank holding company. Prior to 1992, Executive Vice
Date of Birth: 06/03/48                                President of La Salle National Bank. Trustee on The
                                                       University of Chicago Hospitals Board, The International
                                                       House Board and the Women's Board of the University of
                                                       Chicago. Director/ Trustee of each of the funds in the Fund
                                                       Complex.
R. Craig Kennedy             Director                  President and Director, German Marshall Fund of the United
11 DuPont Circle, N.W.                                 States. Formerly, advisor to the Dennis Trading Group Inc.
Washington, D.C. 20036                                 Prior to 1992, President and Chief Executive Officer.
Date of Birth: 02/29/52                                Director and Member of the Investment Committee of the Joyce
                                                       Foundation, a private foundation. Director/Trustee of each of the funds in the Fund Complex.
Jack E. Nelson               Director                  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                                 financial planning company and registered investment
Winter Park, FL 32789                                  adviser. President, Nelson Investment Brokerage Services
Date of Birth: 02/13/36                                Inc., a member of the National Association of Securities
                                                       Dealers, Inc. ("NASD") and Securities Investors Protection
                                                       Corp. ("SIPC"). Director/Trustee of each of the funds in the
                                                       Fund Complex.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Don G. Powell*               Director                  Chairman, President, Chief Executive Officer and a Director
2800 Post Oak Blvd.                                    of Van Kampen American Capital, Inc. ("VKAC"). Chairman,
Houston, TX 77056                                      Chief Executive Officer and a Director of the Adviser, Asset
Date of Birth: 10/19/39                                Management and the Distributor. Chairman and a Director of
                                                       ACCESS Investors Services, Inc. ("ACCESS"). Director or
                                                       officer of certain other subsidiaries of VKAC. Chairman of the Board of Governors and the Executive Committee of the
                                                       Investment Company Institute. Prior to November, 1996,
                                                       President, Chief Executive Officer and a Director of VK/AC
                                                       Holding, Inc. ("VKAC Holding"). Director/Trustee of each of the funds in the Fund Complex advised by the Adviser and
                                                       prior to July 1996 President, Chief Executive Officer and a
                                                       Trustee/Director of funds in the Fund Complex at that time.
Jerome L. Robinson           Director                  President, Robinson Technical Products Corporation, a
115 River Road                                         manufacturer and processor of welding alloys, supplies and
Edgewater, NJ 07020                                    equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                                programming company specializing in white collar
                                                       productivity. Director, Panasia Bank. Director/Trustee of
                                                       each of the funds in the Fund Complex.
Phillip Rooney               Director                  Vice Chairman and Director of The Servicemaster Company, a
One Service Master Way                                 business and consumer services company, since May 1997.
Downers Grove, IL 60515                                Private investor, Director, Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                                manufacturing company. Director, Urban Shopping Centers
                                                       Inc., a retail mall management company; Director, Stone
                                                       Container Corp., a paper manufacturing company. Trustee,
                                                       University of Notre Dame. Formerly, President and Chief
                                                       Executive Officer, Waste Management, Inc., an environmental services company, and prior to that, President and Chief
                                                       Operating Officer, Waste Management, Inc. Director/Trustee
                                                       of each of the funds in the Fund Complex.
Fernando Sisto               Director                  Professor Emeritus and prior to 1995, Dean of the Graduate
155 Hickory Lane                                       School, Stevens Institute of Technology. Director, Dynalysis
Closter, NJ 07624                                      of Princeton, a firm engaged in engineering research.
Date of Birth: 08/02/24                                Director/ Trustee of each of the funds in the Fund Complex.
Wayne W. Whalen*             Director and Chairman of  Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive        the Board                 Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                                      Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                                Capital Management, Inc. and closed-end funds advised by the
                                                       Adviser. Director/Trustee of each of the funds in the Fund
                                                       Complex, open-end funds advised by Van Kampen Capital
                                                       Management, Inc. and closed-end funds advised by the
                                                       Adviser.
Dennis J. McDonnell          President                 President and Director of VKAC. President, Chief Operating
Date of Birth: 05/20/42                                Officer and a Director of the Adviser and American Capital.
                                                       Director or officer of certain other subsidiaries of VKAC.
                                                       Prior to November 1996, Executive Vice President and a
                                                       Director of VKAC Holding. President of each of the funds in the Fund Complex. President, Chairman of the Board and
                                                       Trustee of other investment companies advised by the
                                                       Adviser, Asset Management or their affiliates.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Ronald A. Nyberg             Vice President and        Executive Vice President, General Counsel and Secretary of
Date of Birth: 07/29/53      Secretary                 VKAC. Executive Vice President, General Counsel, Assistant
                                                       Secretary and a Director of the Adviser, Asset Management
                                                       and the Distributor. Executive Vice President, General
                                                       Counsel and Assistant Secretary of ACCESS. Director or
                                                       officer of certain other subsidiaries of VKAC. Director of
                                                       ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to November 1996,
                                                       Executive Vice President, General Counsel and Secretary of
                                                       VKAC Holding. Vice President and Secretary of each of the
                                                       funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.
Peter W. Hegel               Vice President            Executive Vice President of the Adviser. Director of Asset
Date of Birth: 06/25/56                                Management. Officer of certain other subsidiaries of VKAC.
                                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Adviser,
                                                       Asset Management or their affiliates.
Alan T. Sachtleben           Vice President            Executive Vice President of the Adviser and Asset
Date of Birth: 04/20/42                                Management. Director of Asset Management, Director or
                                                       officer of certain other subsidiaries of VKAC. Vice
                                                       President of each of the funds in the Fund Complex and
                                                       certain other investment companies advised by the Adviser,
                                                       Asset Management or their affiliates.
Joseph P. Stadler            Vice President            Vice President of Morgan Stanley Asset Management Inc.;
1221 Avenue of the Americas                            Officer of various investment companies managed by Morgan
New York, NY 10020                                     Stanley Asset Management Inc. Previously with Price
Date of Birth: 06/07/54                                Waterhouse LLP (accounting).
Paul R. Wolkenberg           Vice President            Executive Vice President of VKAC, Asset Management and the
Date of Birth: 11/10/44                                Distributor. President, Chief Executive Officer and a
                                                       Director of ACCESS. Director or officer of certain other
                                                       subsidiaries of VKAC. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                                       advised by the Adviser, Asset Management or their
                                                       affiliates.
Edward C. Wood, III          Vice President and Chief  Senior Vice President of the Adviser and Asset Management.
Date of Birth: 01/11/56      Financial Officer         Vice President and Chief Financial Officer of each of the
                                                       funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.
Curtis W. Morell             Vice President and Chief  Senior Vice President of the Adviser and Asset Management.
Date of Birth: 08/04/46      Accounting Officer        Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment
                                                       companies advised by the Adviser, Asset Management or their affiliates.
John L. Sullivan             Treasurer                 First Vice President of the Adviser and Asset Management.
Date of Birth: 08/20/55                                Treasurer of each of the funds in the Fund Complex and
                                                       certain other investment companies advised by the Adviser,
                                                       Asset Management or their affiliates.
Tanya M. Loden               Controller                Vice President of the Adviser and Asset Management.
Date of Birth: 11/19/59                                Controller of each of the funds in the Fund Complex and
                                                       other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.

NAME, ADDRESS AND
DATE OF BIRTH                POSITION WITH COMPANY     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------  --------------------------------------------------------------------------------------
Nicholas Dalmaso             Assistant Secretary       Vice President and Senior Attorney of VKAC, Vice President
Date of Birth: 03/01/65                                and Assistant Secretary of the Adviser, Asset Management and
                                                       the Distributor. Officer of certain other subsidiaries of
                                                       VKAC. Assistant Secretary of each of the funds in the Fund
                                                       Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.
Huey P. Falgout, Jr.         Assistant Secretary       Assistant Vice President and Senior Attorney of VKAC,
Date of Birth: 11/15/63                                Assistant Vice President and Assistant Secretary of the
                                                       Adviser, Asset Management, the Distributor and ACCESS.
                                                       Officer of certain other subsidiaries of VKAC, Assistant
                                                       Secretary of each of the funds in the Fund Complex and other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.
Scott E. Martin              Assistant Secretary       Senior Vice President, Deputy General Counsel and Assistant
Date of Birth: 08/20/56                                Secretary of VKAC, Senior Vice President, Deputy General
                                                       Counsel and Secretary of the Adviser, Asset Management, the
                                                       Distributor and ACCESS. Officer of certain other
                                                       subsidiaries of VKAC. Prior to November 1996, Senior Vice
                                                       President, Deputy General Counsel and Assistant Secretary of
                                                       VKAC Holding. Assistant Secretary of each of the funds in
                                                       the Fund Complex and other investment companies advised by the Adviser, Asset Management or the affiliates.
Weston B. Wetherell          Assistant Secretary       Vice President, Associate General Counsel and Assistant
Date of Birth: 06/15/56                                Secretary of VKAC, the Adviser, Asset Management and the
                                                       Distributor. Officer of certain other subsidiaries of VKAC.
                                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Adviser, Asset
                                                       Management or the affiliates.
Joanna Haigney               Assistant Treasurer       Assistant Vice President, Senior Manager of Fund
73 Tremont Street                                      Administration and Compliance Services, Chase Global Funds
Boston, MA 02108                                       Services Company; Officer of various investment companies
Date of Birth: 10/10/66                                managed by Morgan Stanley Asset Management Inc. Previously with Coopers & Lybrand LLP.
Steven M. Hill               Assistant Treasurer       Assistant Vice President of the Adviser and Asset
Date of Birth: 10/16/64                                Management. Assistant Treasurer of each of the funds in the
                                                       Fund Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.
M. Robert Sullivan           Assistant Controller      Assistant Vice President of the Adviser and Asset
Date of Birth: 03/30/33                                Management. Assistant Controller of each of the funds in the
                                                       Fund Complex and other investment companies advised by the
                                                       Adviser, Asset Management or the affiliates.

--------------
* Such Directors are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. DeMartini and Powell are interested persons of the Adviser and the Funds because of their affiliation with the Adviser. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel to the Funds.

    Prior to the election of the current Directors on July 2, 1997, Messrs. Barton M. Biggs, John D. Barrett, II, Gerard E. Jones, Warren J. Olsen, Andrew McNally, IV, Samuel T. Reeves, Fergus Reid, Frederick O. Robertshaw and Frederick B. Whittemore (the "Prior Directors") served as directors to the Company. Until July 2, 1997, the Company was part of an open-end fund complex, which also consisted of Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Universal Funds, Inc. (the "Prior Complex"). For the fiscal year ended June 30, 1997, each director who was not an "interested person" of the Funds was being paid an annual aggregate fee of $55,000 plus expenses for service as a director of the funds in the Prior Complex and an additional annual aggregate fee of $10,000 for service on the audit committee of the funds in the Prior Complex. For the fiscal year ended June 30, 1997, individual trustees received aggregate fees from the Funds and from the Prior Complex as shown in the table below entitled "Compensation Table--Prior Directors".

    As of the date of this SAI, each of the Directors is a director/trustee of each of the 65 operating funds in the Fund Complex which includes the Funds (for purposes of this action, the "MS Funds"), other open-end funds advised by the Adviser (each a "VK Fund" and collectively the "VK Funds") and open-end funds advised by Asset Management (each an "AC Fund" and collectively the "AC Funds"). Each director/trustee who is not an affiliated person of VKAC, the Adviser, Asset Management, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows director/trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. As of the date hereof, each VK Fund and AC Fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each Fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustee.

    The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meeting.

    For the period until December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund in the Fund Complex includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a director/trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

    For the period until December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds in the Fund Complex includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a director/trustee. Payment of the annual retainer and the regular meeting fee is allocated among all of the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the director/trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his on her services as a director/trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

    For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

    Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-
Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the fund may invest to securities of those selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Company.

    Each VK Fund and AC Fund in the Fund Complex has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving director/trustee's compensation from the fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such director/trustee's retirement from the fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the fund. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

    The following table shows aggregate compensation paid to each of the Company's Prior Directors by the Company and the Prior Complex, respectively, for the fiscal year from July 1, 1996 to June 30, 1997.

                               COMPENSATION TABLE
                                PRIOR DIRECTORS

                                                                          PENSION OR                         TOTAL COMPENSATION
                                                       AGGREGATE      RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM PRIOR COMPLEX
                                                     COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON         PAID TO
NAME OF PERSON, POSITION                              FROM FUNDS         FUND EXPENSES        RETIREMENT        DIRECTORS++
--------------------------------------------------  ---------------   -------------------  ----------------  ------------------
Barton M. Biggs*
Director and Chairman of the Board................      $     0               $0                  $0              $     0
John D. Barrett, II,*
Director..........................................      $10,070               $0                  $0              $73,767
Gerard E. Jones,*
Director..........................................      $10,070               $0                  $0              $80,867
Warren J. Olsen,*
Director and President............................      $     0               $0                  $0              $     0
Andrew McNally, IV,*
Director..........................................      $     0+              $0                  $0              $63,767
Samuel T. Reeves,*
Director..........................................      $     0+              $0                  $0              $63,767
Fergus Reid,*
Director..........................................      $     0+              $0                  $0              $80,867
Frederick O. Robertshaw,**
Director..........................................      $ 8,714               $0                  $0              $63,767

--------------
  * Elected Director as of June 28, 1995; retired as of July 2, 1997.
  + The total amount of deferred compensation for Samuel T. Reeves, Fergus Reid and Andrew McNally, IV was $8,714, $10,070, and $8,714, respectively.
 ++ The Prior Complex consisted of four investment companies including the Company.

    The following table shows aggregate compensation paid to each of the Company's current Directors by the Company for the fiscal year from July 1, 1996 to June 30, 1997 and from the Fund Complex for the calendar year ended December 31, 1996.

                               COMPENSATION TABLE
                               CURRENT DIRECTORS

                                                                          PENSION OR                         TOTAL COMPENSATION
                                                       AGGREGATE      RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM FUND COMPLEX
                                                     COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON         PAID TO
NAME                                                  FROM FUNDS           EXPENSES           RETIREMENT     DIRECTOR/TRUSTEE+
--------------------------------------------------  ---------------   -------------------  ----------------  ------------------
J. Miles Branagan*................................      $   0**               $0                  $0              $104,875
Richard M. DeMartini*.............................      $   0**               $0                  $0               16,875
Linda Hutton Heagy*...............................      $   0**               $0                  $0              104,875
R. Craig Kennedy*.................................      $   0**               $0                  $0              104,875
Jack E. Nelson*...................................      $   0**               $0                  $0               97,875
Don G. Powell*....................................      $   0**               $0                  $0               22,000
Jerome L. Robinson*...............................      $   0**               $0                  $0              101,625
Phillip Rooney*...................................      $   0**               $0                  $0               22,000
Dr. Fernando Sisto*...............................      $   0**               $0                  $0              104,875
Wayne W. Whalen*..................................      $   0**               $0                  $0              104,875

--------------
 * Elected Director as of July 2, 1997.
** Director received no compensation from the Funds for the fiscal year ended
   June 30, 1997. See discussion preceding the table regarding anticipated compensation for the fiscal year from July 1, 1997 to June 30, 1998.
+ The amounts in this column represent aggregate compensation from the 51 funds in the Fund Complex as of December 31, 1996. Because funds in the Fund Complex have different fiscal year-ends, the information for this column is presented on a calendar year basis. The amounts for the calendar year ending December 31, 1997 will most likely be higher reflecting the addition of the Funds to the Fund Complex. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell and Whalen, the director/trustees are not director/trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received total compensation of $243,375 during the calendar year ended December 31, 1996.

    As of October 16, 1997, the Directors and officers as a group owned less than 1% of the shares of the Funds.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

    The Adviser is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has its offices at One Parkview Plaza, Oakbrook Terrace, IL 60181 and 2800 Post Oak Boulevard, Houston, TX 77056. Pursuant to the advisory agreement (the "Advisory Agreement") between the Adviser and the Company, the Adviser provides investment services to the Funds. Additionally, pursuant to the administration agreement (the "Administration Agreement") between the Adviser and the Company, the Adviser (the "Administrator") provides administrative services to the Funds. The Advisory Agreement and Administration Agreement became effective as of July 2, 1997. The current Advisory Agreement and Administration Agreement are described in more detail in the Company's prospectus. Prior to July 2, 1997, MSAM (described below) was the adviser and administrator of each of the Funds except Mid Cap Growth and Value Funds which were advised by MAS (described below). The fees and expenses under the new Advisory Agreement and new Administration Agreement are substantially similar to the predecessor agreements.

    MSAM is an indirect wholly-owned subsidiary of MSDWD and acts as sub-adviser pursuant to an investment sub-advisory agreement between MSAM and the Adviser to each of the Company's Funds, other than the Mid Cap Growth and Value Funds. The principal offices of the MSAM are located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for advisory services to the non-money Funds of the Company for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, MSAM, the prior adviser, earned fees of approximately $4,571,000 (and voluntarily waived a portion of such fees equal to approximately $868,000), $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) and $10,409,000 (and voluntarily waived a portion of such fees equal to approximately $1,716,000), respectively. Further, for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $611,754, $759,398 and $882,000, respectively (net of voluntary fee waivers of $87,105, $153,797 and $579,000, respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $897,867, $395,312 and $542,000, respectively (net of voluntary fee waivers of $0, $45,251 and $392,000, respectively). For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the Company paid administrative fees to MSAM, the prior administrator to the Funds, of approximately $1,500,000, $2,273,000 and $3,187,000, respectively. For the fiscal years ended June 30, 1995 and June 30, 1996 and for the fiscal period from July 1, 1996 to September 26, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $346,829, $273,252 and $73,440, respectively.

    MAS is an indirect wholly-owned subsidiary of MSDWD with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428. Pursuant to an investment sub-advisory agreement between MAS and the Adviser, MAS provides sub-advisory services to each of the Mid Cap Growth and Value Funds. MAS provides investment services to employee benefit plans, endowment funds, foundations, and other institutional investors and has served as investment adviser to the MAS Funds, a registered open-end investment company, since 1984. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion. MAS did not receive any compensation as an adviser, sub-adviser or administrator to the Funds from the Company prior to the end of the fiscal year ended June 30, 1997.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Company. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the prior Administrator paid Sub-Administration fees to Chase of approximately $2,004,678, $2,028,244 and $2,011,782, respectively. CGFSC provides operational and administrative services to investment companies with approximately $116 billion in assets and having approximately 165,479 shareholder accounts as of June 30, 1997. CGFSC's business address is 73 Tremont Street, Boston, MA 02108-3913.

DISTRIBUTION OF FUND SHARES

    Prior to January 1, 1997, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of MSDWD, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for each Money Market Fund and each class of each Non-Money Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen American Capital Distributors, Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on December 12, 1996 and the Plan for the Money Market Funds was most recently approved at the same meeting.

    Morgan Stanley served as distributor of the Company until December 31, 1996 and the Distributor served as the distributor for the Company from January 1, 1997 through the fiscal year ended June 30, 1997. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1997, the Distributor and Morgan Stanley received aggregate fees of approximately $8,204,000 which were attributable approximately as follows:

                                                                                                    FISCAL YEAR ENDED
                                                                                                      JUNE 30, 1997
FUND NAME                                                                                                 (000)
-------------------------------------------------------------------------------------------------  -------------------
Global Equity Allocation Fund -- Class A.........................................................       $     160
Global Equity Allocation Fund -- Class B.........................................................             238
Global Equity Allocation Fund -- Class C.........................................................             679
Global Fixed Income Fund -- Class A..............................................................              16
Global Fixed Income Fund -- Class B..............................................................              16
Global Fixed Income Fund -- Class C..............................................................              26
Asian Growth Fund -- Class A.....................................................................             509
Asian Growth Fund -- Class B.....................................................................             602
Asian Growth Fund -- Class C.....................................................................           1,424
Emerging Markets Fund -- Class A.................................................................             229
Emerging Markets Fund -- Class B.................................................................             180
Emerging Markets Fund -- Class C.................................................................             465
Latin American Fund -- Class A...................................................................              81
Latin American Fund -- Class B...................................................................              45
Latin American Fund -- Class C...................................................................              87
American Value Fund -- Class A...................................................................              58
American Value Fund -- Class B...................................................................              43
American Value Fund -- Class C...................................................................             233
Worldwide High Income Fund -- Class A............................................................             152
Worldwide High Income Fund -- Class B............................................................             491
Worldwide High Income Fund -- Class C............................................................             351
Aggressive Equity Fund -- Class A................................................................              28
Aggressive Equity Fund -- Class B................................................................             105
Aggressive Equity Fund -- Class C................................................................              55
High Yield Fund -- Class A.......................................................................              13
High Yield Fund -- Class B.......................................................................              57
High Yield Fund -- Class C.......................................................................              43
U.S. Real Estate Fund -- Class A.................................................................              19
U.S. Real Estate Fund -- Class B.................................................................              45
U.S. Real Estate Fund -- Class C.................................................................              22
International Magnum Fund -- Class A.............................................................              21
International Magnum Fund -- Class B.............................................................              68
International Magnum Fund -- Class C.............................................................              58
Japanese Equity Fund -- Class A(1)...............................................................             N/A
Japanese Equity Fund -- Class B(1)...............................................................             N/A
Japanese Equity Fund -- Class C(1)...............................................................             N/A
Growth and Income Fund -- Class A(1).............................................................             N/A
Growth and Income Fund -- Class B(1).............................................................             N/A
Growth and Income Fund -- Class C(1).............................................................             N/A
European Equity Fund -- Class A(1)...............................................................             N/A
European Equity Fund -- Class B(1)...............................................................             N/A
European Equity Fund -- Class C(1)...............................................................             N/A
Money Market Fund(2).............................................................................             981
Tax-Free Money Market Fund(1)....................................................................             N/A
Government Obligations Money Market Fund(2)......................................................             604
Equity Growth Fund -- Class A(1).................................................................             N/A
Equity Growth Fund -- Class B(1).................................................................             N/A
Equity Growth Fund -- Class C(1).................................................................             N/A
Global Equity Fund -- Class A(1).................................................................             N/A
Global Equity Fund -- Class B(1).................................................................             N/A
Global Equity Fund -- Class C(1).................................................................             N/A
Emerging Markets Debt Fund -- Class A(1).........................................................             N/A
Emerging Markets Debt Fund -- Class B(1).........................................................             N/A
Emerging Markets Debt Fund -- Class C(1).........................................................             N/A
Mid Cap Growth Fund -- Class A(1)................................................................             N/A
Mid Cap Growth Fund -- Class B(1)................................................................             N/A
Mid Cap Growth Fund -- Class C(1)................................................................             N/A
Value Fund -- Class A(1).........................................................................             N/A
Value Fund -- Class B(1).........................................................................             N/A
Value Fund -- Class C(1).........................................................................             N/A

------------------
(1) Not operational as of June 30, 1997.
(2) As compensation for providing distribution services to the Predecessor Portfolios for the period from July 1, 1996 to September 26, 1996, Morgan Stanley received fees from the Predecessor Money Market Portfolio in the amount of $146,803 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $98,828. Such fees are included in the amounts listed above.

CODE OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes require that all employees of the Adviser and Sub-Advisers preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser or Sub-Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of October 16, 1997 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:

    AMERICAN VALUE FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 7.118% of the total outstanding Class A shares of such Fund.

    Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246-6484, owned 11.140% of the total outstanding Class B shares of such Fund.

    The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246-6484, 6.538% and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY, 10020-1001, 6.130%.

    GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, Mutual Funds/Clearing & Custody Account, P.O. Box 1575, Richmond, VA 23213, owned 5.253% of the total outstanding Class A shares of such Fund.

    GLOBAL FIXED INCOME FUND: Lehman Brothers Inc., P.O. Box 29198, Brooklyn, NY 11202, owned 34.20% of the total outstanding Class A shares of such Fund. Charles Schwab & Co, Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104 owned 5.945% of the total outstanding Class A shares of such Fund.

    The following each held the percentage indicated of the total outstanding Class B shares of such Fund: ADVEST, Inc., 90 State House Square, Hartford, CT 06103-3702, 9.934%; Piper Jaffray as Custodian FBO Mary Lou Concialdi, 222 So. 9th St., Minneapolis, MN 55402-3389, 7.312%; Anna E. Fulmer Trustee for Anna E. Fulmer Trust, U/A/D 8/2/93, 1124 Marine Way West, West Palm Beach, FL, 33408-3630, 7.051%; and Frank Burstein, 211 Linden Dr., Elkins Park, PA 19027-1341, 5.184%.

    The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Geraldine M. Nemeth, Trustee, Trust U/A Dated 12/5/87, Geraldine M. Falkiner 1987, 1482 Indian Trails Parkway, Baraboo, WI 53913, 5.593%; Thomas B. Congdon and Constance B. Congdon, Joint Tenants, 4 Pine St., Nantucket, MA 02554-3721, 5.222% and Smith Barney, Inc., 388 Greenwich Street, New York, NY 10613-2375, 5.064%.

    EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 29.877% of the total outstanding Class A shares of such Fund.

    GROWTH AND INCOME FUND: Van Kampen American Capital Generations Variable Annuities, c/o American General Life Insurance Company, P.O. Box 1591, Houston, TX 77251 owned 93.182% of the total outstanding Class B shares of such Fund; Van Kampen American Capital Distributors Inc., One Chase Manhattan Plaza, 37th Floor, New York, NY 10005 owned 6.818% of the total outstanding Class B shares of such Fund.

    HIGH YIELD FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 39.419% of the total outstanding Class A shares of such Fund and 26.384% of the total outstanding Class C shares of such Fund. Nancy J. Dinardo Trust, Dinardo Family Trust, DTD 09/01/88, 323 North Ave, Bridgeport, CT 06808-6126 owned 6.816% of the total outstanding Class C shares of such Fund.

    LATIN AMERICAN FUND: Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, owned 10.293% of the total outstanding Class C shares of such Fund.

    U.S. REAL ESTATE FUND: The following each held the percentage indicated of the total outstanding Class C shares of such Fund: Dain Bosworth Inc., FBO Lancaster Ventures LLC, P.O. Box 6368, Lincoln, NE 58508-0368, 11.158% and MFSC FEBO #CL7-625647, Hironaru Okamoto, Shigeno Okamoto, 32 Beverly Rd, Great Neck, NY, 11021-1330, 7.443%.

    INTERNATIONAL MAGNUM FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 10.216% of the total outstanding Class A shares of such Fund; Wachovia Bank NA Cust, FBO East Carolina University Endowment and Foundation, 301 N. Main Street, P.O. Box 3073, Winston Salem, NC 27150, owned 9.190% of the total outstanding Class A shares of such Fund and Charles Schwab & Co. Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owned 5.854% of the total outstanding Class A shares of such Fund.

    Van Kampen American Capital Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 5.406% of the total outstanding Class B shares of such Fund.

    MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.514% of the total outstanding shares of the Fund.*

    GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 99.979% of the total outstanding shares of the Fund.*

    WORLDWIDE HIGH INCOME FUND: The following each held the percentage indicated of the total outstanding Class A shares of such Fund: FTC & Co., P.O. Box 173736, Denver, CO 80217-3738, 16.548% and Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, 8.338%.

    TAX-FREE MONEY MARKET FUND:  N/A

    JAPANESE EQUITY FUND:  N/A

    EUROPEAN EQUITY FUND:  N/A

    EQUITY GROWTH FUND:  N/A

    GLOBAL EQUITY FUND:  N/A

    EMERGING MARKETS DEBT FUND:  N/A

    MID CAP GROWTH FUND:  N/A

    VALUE FUND: Van Kampen American Capital Trust Company, 2800 Post Oak Blvd, Houston, Texas 77056, owned 5.406% of the total outstanding Class C shares of such Fund.

    *The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.

                       MONEY MARKET FUND NET ASSET VALUE

    Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

    The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

    In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement and Investment Sub-Advisory Agreements authorize each of the Adviser and Sub-Advisers (collectively for this discussion only, the "Adviser") to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

    In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the Company paid brokerage commissions of approximately $115,622, $180,458 and $464,192, respectively, to the Morgan Stanley, an affiliated broker-dealer. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, commissions paid to Morgan Stanley represented approximately 7%, 6% and 7.98%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 3%, 2% and 7.10%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

    Fund securities will not be purchased from, or through, or sold to or through, the Adviser, the Sub-Advisers or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

   P(1+T)n      =      ERV

    where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1997 for the one-year period ended June 30, 1997 and for the period from the inception of each Fund through June 30, 1997 are as follows:

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1997     30, 1997
                                          ---------  -------------   -------------
Global Equity Allocation Fund
    Class A Shares......................   01/04/93    20.61%          15.90%
    Class B Shares(1)...................   08/01/95    19.64%          19.77%
    Class C Shares(1)...................   01/04/93    19.69%          15.04%
Global Fixed Income Fund
    Class A Shares......................   01/04/93     4.27%           6.48%
    Class B Shares(1)...................   08/01/95     3.48%           3.78%
    Class C Shares(1)...................   01/04/93     3.48%           5.64%
Asian Growth Fund
    Class A Shares......................   06/23/93    (1.10)%          9.89%
    Class B Shares(1)...................   08/01/95    (1.79)%          0.00%(2)
    Class C Shares(1)...................   06/23/93    (1.79)%          9.11%
American Value Fund
    Class A Shares......................   10/18/93    30.68%          16.23%
    Class B Shares(1)...................   08/01/95    29.77%          21.72%
    Class C Shares(1)...................   10/18/93    29.67%          15.32%
Worldwide High Income Fund
    Class A Shares......................   04/21/94    30.29%          18.35%
    Class B Shares(1)...................   08/01/95    29.14%          24.02%
    Class C Shares(1)...................   04/21/94    29.12%          17.39%
Emerging Markets Fund
    Class A Shares......................   07/06/94    13.54%           4.66%
    Class B Shares(1)...................   08/01/95    12.67%          11.57%
    Class C Shares(1)...................   07/06/94    12.66%           3.87%
Latin American Fund
    Class A Shares......................   07/06/94    57.32%          19.10%
    Class B Shares(1)...................   08/01/95    56.17%          44.31%
    Class C Shares(1)...................   07/06/94    56.04%          18.10%
Aggressive Equity Fund
    Class A Shares......................   01/02/96    28.93%          34.43%
    Class B Shares......................   01/02/96    28.01%          33.53%
    Class C Shares......................   01/02/96    28.04%          33.48%
U.S. Real Estate Fund
    Class A Shares......................   05/01/96    35.75%          35.17%
    Class B Shares......................   05/01/96    34.58%          33.88%
    Class C Shares......................   05/01/96    34.56%          34.05%
High Yield Fund
    Class A Shares......................   05/01/96    18.12%          15.67%
    Class B Shares......................   05/01/96    17.22%          14.83%
    Class C Shares......................   05/01/96    17.21%          14.82%
International Magnum Fund
    Class A Shares......................   07/01/96    17.30%          17.30%
    Class B Shares......................   07/01/96    16.40%          16.40%
    Class C Shares......................   07/01/96    16.27%          16.27%
Japanese Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Growth and Income Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1997     30, 1997
                                          ---------  -------------   -------------
European Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Equity Growth Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Global Equity Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Emerging Markets Debt Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Mid Cap Growth Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Value Fund
    Class A Shares......................        N/A      N/A             N/A
    Class B Shares......................        N/A      N/A             N/A
    Class C Shares......................        N/A      N/A             N/A
Money Market Fund.......................   08/04/89     4.60%           4.64%
Tax-Free Money Market Fund..............        N/A      N/A             N/A
Government Obligations Money Market
 Fund...................................   03/12/92     4.53%           3.72%

------------------
  The Japanese Equity, Growth and Income, European Equity, Equity Growth, Global Equity, Emerging Markets Debt, Mid Cap Growth, Value and Tax-Free Money Market Funds had not commenced operations in the fiscal year ended June 30, 1997.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

(2) Amount is less than 0.01.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

                      2[(a - b + 1) - 1]
Yield          =      ------------------
                              cd

    where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 1997 were as follows:

                                                                     CLASS A      CLASS B      CLASS C
FUND NAME                                                            SHARES       SHARES       SHARES
-----------------------------------------------------------------  -----------  -----------  -----------
Global Fixed Income Fund                                                3.79%        3.23%        3.23%
Worldwide High Income Fund                                              7.76%        7.40%        7.40%
High Yield Fund                                                         7.24%        6.84%        6.84%

                  CALCULATION OF YIELD FOR MONEY MARKET FUNDS

    The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1997 were 4.69% and 4.62% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market Fund and Government Obligations Money Market Fund for the 7-day period ended June 30, 1997 were 4.80% and 4.73%, respectively.

    The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

    It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

   Tax Free Yield
-------------------       =      Your Taxable Equivalent
1 - Your Tax Bracket             Yield

    For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1997 under the Internal Revenue Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

          SAMPLE LEVEL OF              FEDERAL
           TAXABLE INCOME              INCOME           TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------     TAX      ------------------------------------------------------------------
  SINGLE RETURN      JOINT RETURN     BRACKETS     3%     4%     5%     6%      7%      8%      9%     10%     11%
-----------------  -----------------  ---------   -----  -----  -----  -----  ------  ------  ------  ------  ------
$0-$24,650         $0-$41,200            15%      3.53%  4.71%  5.88%  7.06%  8.24%   9.41%   10.59%  11.76%  12.94%
$24,650-$59,750    $41,200-$99,600       28%      4.17%  5.56%  6.94%  8.33%  9.72%   11.11%  12.50%  13.89%  15.28%
$59,750-$124,650   $99,600-$151,750      31%      4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%  15.94%
$124,650-$271,050  $151,750-$271,050     36%      4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%  17.19%
$271,050 and up    $271,050 and up      39.6%     4.97%  6.62%  8.28%  9.93%  11.59%  13.23%  14.90%  16.56%  18.21%

--------------
* Net amount subject to 1997 Federal Income Tax after deductions and exemptions, not indexed for 1997 income tax rates.

COMPARISONS

    To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

    (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (e) Lipper -- Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

    (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

    (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

    (k) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

    (l) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars       Netherlands Guilder
Canadian Dollars         Swiss Francs
European Currency Units  UK Pounds Sterling
French Francs            U.S. Dollars
Japanese Yen             German Deutsche Marks

    (m) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

    (n) Lehman LONG-TERM Treasury Bond Index -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

    (o) Lehman Aggregate Bond Index -- is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

    (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

    (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published in the United States Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

    (y) The MSCI Combined Far East Free ex-Japan Index -- a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

    (z) CS First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

    (bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

    (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

    (dd) IFC Global Total Return Composite Index -- An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

    (ee) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

    (ff) The MSCI Latin America Global Index -- is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

    (gg) Morgan Stanley Capital International Japan Index -- An unmanaged index of common stocks (assumes dividends reinvested).

    (hh) NAREIT Index -- An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

    (ii) Standard & Poor's 400 Mid Cap Index -- The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.

    (jj) Russell 2500 Index -- comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley or its affiliates; and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Adviser believes the Fund compares relative to other funds advised by the Adviser or distributed by the Distributor. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Funds will also be marketed on the Internet.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Company's Articles of Incorporation permit the Directors to issue 27.375 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-two Funds, nineteen of which have Class A, Class B and Class C shares.

    The shares of each Fund of the Company are fully paid and non-assessable, and, except as described in the Prospectuses, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

DIVIDENDS AND DISTRIBUTIONS

    The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

    Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

    Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

CUSTODY ARRANGEMENTS

    Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley, Dean Witter, Discover & Co. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

                     DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

    EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group.

    DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

    EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTES ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

    DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

    WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

    The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

    Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (92.3%)
  AUSTRALIA (1.2%)
       9,600   Amcor Ltd........................................  $     64
       5,200   Australian Gas Light Co., Ltd....................        31
      14,200   Australian National Industries Ltd...............        17
      18,524   Boral Ltd........................................        58
       3,500   Brambles Industries Ltd..........................        69
      28,159   Broken Hill Proprietary Ltd......................       414
       8,110   Burns, Philip & Co., Ltd.........................        15
       7,386   Coca-Cola Amatil Ltd.............................        96
      16,181   Coles Myer Ltd...................................        84
       4,800   CRA Ltd..........................................        82
   (a)10,550   Crown Ltd........................................        17
      16,300   CSR Ltd..........................................        63
      27,800   Fosters Brewing Corp.............................        52
      18,051   General Property Trust...........................        36
       9,255   Gio Australia Holdings Ltd.......................        29
      18,537   Goodman Fielder Ltd..............................        27
       4,900   ICI Australia Ltd................................        48
    (a)3,600   Leighton Holdings Ltd............................        18
       3,926   Lend Lease Corp., Ltd............................        83
      24,389   MIM Holdings Ltd.................................        36
      20,137   National Australia Bank Ltd......................       289
       4,346   Newcrest Mining Ltd..............................        12
      27,757   News Corp., Ltd..................................       133
      23,154   Normandy Mining Ltd..............................        26
      11,449   North Broken Hill Peko Ltd.......................        44
      13,200   Pacific Dunlop Ltd...............................        39
      14,000   Pioneer International Ltd........................        54
       3,300   Plutonic Resources Ltd...........................        10
       2,900   Renison Goldfields Consolidated Ltd..............        11
      10,012   Santos Ltd.......................................        42
       3,000   Smith (Howard) Ltd...............................        29
       1,800   Sons of Gwalia Ltd...............................         7
       9,499   Southcorp Holdings Ltd...........................        36
       4,800   Tabcorp Holdings Ltd.............................        26
       1,098   Westfield Trust..................................         2
      25,100   Westpac Banking Corp. Ltd........................       151
      14,690   WMC Ltd..........................................        93
                                                                  --------
                                                                     2,343
                                                                  --------
  CANADA (4.5%)
       5,800   Abitibi-Consolidated, Inc........................       104
       4,600   Agrium, Inc......................................        53
       6,800   Alcan Aluminum Ltd...............................       233
       2,100   Avenor, Inc......................................        41
       8,200   Bank of Montreal.................................       320
       7,500   Bank of Nova Scotia..............................       329
      13,200   Barrick Gold Corp................................       287
      20,100   BCE, Inc.........................................       559
      10,300   Bombardier, Inc., 'A'............................       233
       4,300   CAE Inc..........................................        34
       1,800   Cameco Corp......................................        68
      12,900   Canadian Imperial Bank of Commerce...............       325
    (a)3,700   Canadian Natural Resources Ltd...................        96
       4,900   Canadian Occidental Petroleum Ltd................       110
      10,800   Canadian Pacific, Ltd............................       307
       2,900   Canadian Tire Corp., 'A'.........................        57
       2,900   Cominco Ltd......................................        77
    (a)2,300   Corel Corp.......................................        15
       1,900   Cott Corp........................................        20

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       3,200   Dofasco, Inc.....................................  $     61
       5,000   Domtar, Inc......................................        44
       4,900   Echo Bay Mines Ltd...............................        27
       1,700   George Weston Ltd................................       109
    (a)7,700   Gulf Canada Resources, Ltd.......................        63
       7,600   Imasco, Ltd......................................       220
       5,200   Imperial Oil Ltd.................................       266
       5,000   Inco Ltd.........................................       149
       1,800   IPL Energy, Inc..................................        60
       9,000   Laidlaw, Inc. 'B'................................       124
       2,200   Loewen Group, Inc................................        76
       4,900   MacMillan Bloedel Ltd............................        67
       2,200   Magna International, Inc., 'A'...................       132
       6,000   Methanex Corp....................................        56
       2,500   Molson Companies Ltd., 'A'.......................        42
       3,500   Moore Corp. Ltd..................................        69
    (a)4,900   Newbridge Networks Corp..........................       210
       7,600   Noranda, Inc.....................................       164
       4,100   Norcen Energy Resources Ltd......................        98
       7,600   Northern Telecom Ltd.............................       685
      17,000   Nova Corp........................................       145
       9,800   Petro............................................       159
       7,400   Placer Dome, Inc.................................       120
       1,700   Potash Corp. of Saskatchewan Inc.................       128
       4,200   Power Corp. of Canada............................       103
    (a)4,100   Provigo, Inc.....................................        23
       4,300   Ranger Oil Ltd...................................        40
    (a)4,100   Renaissance Energy Ltd...........................       114
    (a)4,100   Repap Enterprises, Inc...........................         2
    (a)6,000   Rogers Communication, Inc., 'B'..................        38
       9,700   Royal Bank of Canada.............................       439
    (a)4,100   Talisman Energy, Inc.............................       126
       3,700   Teck Corp., 'B'..................................        75
      11,100   The Seagram Co., Ltd.............................       446
      18,000   Thomson Corp.....................................       415
       7,500   Transcanada Pipelines, Ltd.......................       151
       3,900   Westcoast Energy, Inc............................        71
                                                                  --------
                                                                     8,585
                                                                  --------
  FRANCE (4.3%)
         693   Accor S.A........................................       104
       2,750   Alcatel Alsthom..................................       345
       5,324   AXA S.A..........................................       331
       3,902   Banque Nationale de Paris RFD....................       161
       2,077   Banque Paribas...................................       144
         750   BIC..............................................       123
         702   Bouygues.........................................        58
      (a)482   Canal Plus.......................................        94
         810   Carrefour S.A....................................       589
       1,700   Casino Guichard Perrachon........................        84
          25   Chargeurs International S.A......................         1
         500   Cie Bancaire S.A.................................        64
       1,867   Cie de Saint-Gobain..............................       272
      67,520   Cie de Suez S.A..................................       166
       2,073   Cie Generale des Eaux............................       266
       5,650   Elf Aquitaine....................................       610
         750   Eridania Beghin-Say S.A..........................       112
         250   Essilor International............................        67
       1,568   Groupe Danone RFD................................       259
       1,239   Havas S.A........................................        89
       1,907   L'Air Liquide....................................       303

                                                         -----------------------
                                                                    47
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  FRANCE (CONT.)
    (a)1,342   L'Oreal..........................................  $    566
       2,243   Lafarge Coppee S.A...............................       140
         585   Legrand S.A......................................       103
       1,905   LVMH Moet Hennessy Louis Vuitton.................       512
       1,231   Lyonnaise des Eaux S.A...........................       124
       3,287   Michelin (C.G.D.E.) 'B'..........................       197
          25   Pathe S.A........................................         5
       1,325   Pernod-Ricard....................................        68
         430   Pinault S.A......................................       207
         440   Promodes.........................................       171
       1,155   PSA Peugeot Citroen S.A..........................       112
       6,762   Rhone-Poulenc S.A. 'A'...........................       276
          60   Sagem............................................        30
       2,036   Sanofi S.A.......................................       200
       2,997   Schneider S.A....................................       160
         729   Simco S.A........................................        58
     (a,d)30   Simco S.A. (New).................................         2
          65   Societe Eurafrance S.A...........................        27
       1,589   Societe Generale.................................       177
         125   Sodexho S.A......................................        64
       2,608   Thomson CSF S.A..................................        67
       4,705   Total S.A. 'B'...................................       476
       5,590   Usinor Sacilor...................................       101
         680   Worms et Compagnie...............................        40
                                                                  --------
                                                                     8,125
                                                                  --------
  GERMANY (5.1%)
         900   adidas AG........................................       101
      (a)850   Agiv AG..........................................        19
       4,500   Allianz AG.......................................       962
          50   AMB Aachener & Muenchener
                 Beteiligungs AG................................        45
      10,700   BASF AG..........................................       395
      13,600   Bayer AG.........................................       524
       4,550   Bayerische Hypotheken Bank AG....................       138
       4,750   Bayerische Vereinsbank AG........................       195
    (a)1,600   Beiersdorf AG....................................        86
      (a)900   Bilfinger & Berger Bau AG........................        38
         150   Brau und Brunnen AG..............................        12
         550   CKAG Colonia Konz AG.............................        52
       1,750   Continental AG...................................        44
       9,200   Daimler-Benz AG..................................       749
       2,000   Degussa AG.......................................       106
       9,200   Deutsche Bank AG.................................       540
      38,770   Deutsche Telekom AG..............................       953
       8,050   Dresdner Bank AG.................................       282
         850   Heidelberger Zement AG...........................        82
       1,650   Hochtief AG......................................        74
         200   Karstadt AG......................................        72
    (a)1,150   Kloeckner-Humboldt-Deutz AG......................        11
         200   Linde AG.........................................       155
       6,950   Lufthansa AG.....................................       134
         250   MAN AG...........................................        78
         650   Mannesmann AG....................................       290
       2,923   Merck KGAA.......................................       127
    (a)1,860   METRO AG.........................................       203
         153   Muenchener Rueckversicherungs (Registered).......       434
         300   Preussag AG......................................        88
       6,100   RWE AG...........................................       262
       1,110   SAP AG...........................................       223

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
       1,350   Schering AG......................................  $    145
      10,300   Siemens AG.......................................       617
       (a)50   Starbag AG.......................................         5
         750   Thyssen AG.......................................       180
       9,050   VEBA AG..........................................       511
         550   Viag AG..........................................       251
      (a)128   Viag AG RFD......................................        59
         550   Volkswagen AG....................................       417
                                                                  --------
                                                                     9,659
                                                                  --------
  HONG KONG (2.0%)
   (a)10,000   Applied International Holdings Ltd...............         1
      22,600   Bank of East Asia Ltd............................        94
      52,000   Cathay Pacific Airways Ltd.......................       108
      37,000   Cheung Kong Holdings Ltd.........................       365
      39,500   China Light & Power Co. Ltd......................       224
      28,000   Chinese Estate Holdings Ltd......................        26
      11,200   Giordano Holdings Ltd............................         8
      22,000   Hang Lung Development Corp.......................        40
      31,100   Hang Seng Bank Ltd...............................       443
      58,697   Hong Kong & China Gas Co.........................       117
       3,200   Hong Kong Aircraft Engineering Co., Ltd..........        12
      22,500   Hong Kong Shanghai Hotels........................        36
     187,200   Hong Kong Telecomunications Ltd..................       447
      70,000   Hopewell Holdings Ltd............................        44
      61,000   Hutchison Whampoa Ltd............................       528
      17,000   Hysan Development Co.............................        50
       7,000   Johnson Electric Holdings Ltd....................        21
       8,000   Miramar Hotel Investment Ltd.....................        15
      30,133   New World Development Co., Ltd...................       180
      26,000   Oriental Press Goup..............................        11
       7,000   Peregrine Investment Holdings....................        14
      28,000   Shangri-La Asia Ltd..............................        34
      22,961   Shun Tak Holdings Ltd............................        14
      30,000   South China Morning Post.........................        29
      13,000   Stelux Holdings Ltd..............................         3
      38,000   Sun Hung Kai Properties Ltd......................       457
      25,500   Swire Pacific Ltd. 'A'...........................       230
       8,000   Television Broadcasting Ltd......................        36
      37,000   Wharf Holdings Ltd...............................       160
       6,000   Windsor Industrial...............................         2
       4,300   Wing Lung Bank...................................        27
                                                                  --------
                                                                     3,776
                                                                  --------
  ITALY (2.8%)
      25,672   Assicurazioni Generali S.p.A.....................       467
      40,300   Banca Commerciale Italiana.......................        83
      15,900   Banco Ambrosiano Veneto..........................        46
       5,660   Benetton Group S.p.A.............................        90
       4,700   Cartiere Burgo S.p.A.............................        26
      71,000   Credito Italiano S.p.A...........................       130
      19,000   Edison S.p.A.....................................        95
     222,000   Ente Nazionale Idrocarburi S.p.A.................     1,257
       4,500   Falck............................................        17
      93,300   Fiat S.p.A.......................................       336
      20,700   Fiat S.p.A. Di Risp NCS..........................        39
   (a)11,000   Impreglio S.p.A..................................         7
      24,600   Istituto Bancario San Paolo di Torina S.p.A......       179
      17,950   Istituto Mobiliare Italiano S.p.A................       162
     118,200   Istituto Nazionale delle Assicurazioni (INA).....       180
       6,800   Italcementi S.p.A................................        42

--------------
          48
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  ITALY (CONT.)
       4,650   Italcementi S.p.A. NCS...........................  $     11
      19,400   Italgas..........................................        63
       6,565   La Rinascente S.p.A..............................        36
      14,000   Magneti Marelli S.p.A............................        24
      33,500   Mediaset S.p.A...................................       142
      14,050   Mediobanca S.p.A.................................        85
   (a)83,108   Montedison S.p.A.................................        55
   (a)28,900   Montedison S.p.A. Di Risp NCS....................        19
  (a)100,750   Olivetti Group...................................        29
      44,640   Parmalat Finanziaria S.p.A.......................        63
      45,000   Pirelli S.p.A....................................       111
       8,301   R.A.S............................................        66
       4,100   S.A.I............................................        32
       2,300   Sasib S.p.A......................................         8
       8,500   Sirti S.p.A......................................        49
      21,000   Snia BPD S.p.A...................................        19
      42,500   Telecom Italia Di Risp S.p.A.....................        84
     182,800   Telecom Italia Mobile S.p.A......................       592
      45,000   Telecom Italia Mobile S.p.A......................        80
     179,200   Telecom Italia S.p.A.............................       537
                                                                  --------
                                                                     5,261
                                                                  --------
  JAPAN (16.1%)
       1,580   Advantest Corp...................................       121
      20,000   Ajinomoto Co., Inc...............................       215
   (a)12,000   Aoki Corp........................................        14
       1,600   Aoyama Trading Co., Ltd..........................        51
      39,000   Asahi Bank Ltd...................................       332
      12,000   Asahi Breweries Ltd..............................       179
      36,000   Asahi Chemical Industry Co., Ltd.................       215
      34,000   Asahi Glass Co...................................       338
      70,000   Bank of Tokyo-Mitsubishi.........................     1,405
      12,000   Bridgestone Corp.................................       279
      15,000   Canon, Inc.......................................       408
       7,000   Casio Computer Co., Ltd..........................        61
      19,000   Chiba Bank Ltd...................................       113
      12,000   Chugai Pharmaceutical Ltd........................       108
      14,000   Dai Nippon Printing Co., Ltd.....................       317
      13,000   Daiei, Inc.......................................        83
      12,000   Daikin Industries Ltd............................       109
      12,000   Daiwa House Industry.............................       147
      24,000   Daiwa Securities Co., Ltd........................       189
          70   East Japan Railway Co............................       359
       8,000   Ebara Corp.......................................       120
       5,100   Fanuc Co.........................................       196
      42,000   Fuji Bank........................................       631
       7,000   Fuji Photo Film Ltd..............................       282
      31,000   Fujitsu Ltd......................................       430
       9,000   Furukawa Electric................................        57
      16,000   Hankyu Corp......................................        88
      12,000   Hazama-Gumi......................................        25
      60,000   Hitachi Ltd......................................       670
      16,000   Honda Motor Co...................................       482
      38,000   Industrial Bank of Japan.........................       590
       7,000   Ito-Yokado Co., Ltd..............................       406
      37,000   Japan Airlines Co................................       168
      30,000   Japan Energy Corp................................        79
      13,000   Joyo Bank........................................        72
       6,000   Jusco Co.........................................       203

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      24,000   Kajima Corp......................................  $    141
      15,900   Kansai Electric Power Co.........................       307
      22,000   KAO Corp.........................................       305
      19,000   Kawasaki Steel Corp..............................        62
      29,000   Kinki Nippon Railway.............................       177
      24,000   Kirin Brewery Co., Ltd...........................       249
      24,000   Komatsu Ltd......................................       195
      36,000   Kubota Corp......................................       176
      24,000   Kumagai Gumi Co. Ltd.............................        40
       3,600   Kyocera Corp.....................................       286
      12,000   Kyowa Hakko Kogyo................................        90
      36,000   Marubeni Corp....................................       163
       3,000   Marui Co.........................................        56
      36,000   Matsushita Electric Industries Ltd...............       726
      36,000   Mitsubishi Chemical Corp.........................       118
      33,000   Mitsubishi Corp..................................       412
      42,000   Mitsubishi Electric Corp.........................       235
      26,000   Mitsubishi Estate Co., Ltd.......................       377
      65,000   Mitsubishi Heavy Industries Ltd..................       499
      24,000   Mitsubishi Materials Corp........................        96
      22,000   Mitsubishi Trust & Banking Corp..................       348
      36,000   Mitsui & Co......................................       346
      24,000   Mitsui Engineering & Shipbuilding Co., Ltd.......        52
      19,000   Mitsui Fudosan Co., Ltd..........................       262
      18,000   Mitsui Trust & Banking Corp......................       136
      13,000   Mitsukoshi Ltd...................................        93
       4,000   Murata Manufacturing Co., Ltd....................       159
    (a)8,000   Mycal Corp.......................................       115
      21,000   NEC Corp.........................................       293
      12,000   NGK Insulators Ltd...............................       132
      15,000   Nippon Denko Co., Ltd............................       359
       9,000   Nippon Express Co., Ltd..........................        72
      12,000   Nippon Fire & Marine Insurance Co................        65
      12,000   Nippon Light Metal Co............................        44
      12,000   Nippon Meat Packers, Inc.........................       155
      34,000   Nippon Oil Co....................................       186
     133,000   Nippon Steel Corp................................       425
         179   Nippon Telegraph & Telephone ADR.................     1,719
      36,000   Nippon Yusen Kabushiki Kaisha....................       140
      45,000   Nissan Motor Co., Ltd............................       349
      70,000   NKK Corp.........................................       150
      31,000   Nomura Securities Co., Ltd.......................       428
      14,000   Odakyu Electric Railway Co.......................        83
      24,000   OJI Paper Co., Ltd...............................       149
      53,000   Osaka Gas Co.....................................       152
      12,000   Penta-Ocean Construction.........................        39
       4,000   Pioneer Electronic Corp..........................        97
       1,000   Rohm Co..........................................       103
      47,000   Sakura Bank Ltd..................................       360
       9,000   Sankyo Co., Ltd..................................       302
      36,000   Sanyo Electric Co., Ltd..........................       162
       3,000   Secom Co.........................................       220
       2,300   Sega Enterprises Ltd.............................        76
      12,000   Sekisui House Ltd................................       121
      24,000   Sharp Corp.......................................       331
       3,000   Shimano, Inc.....................................        63
       5,000   Shin-Etsu Chemical Co............................       133
      17,000   Shinizu Corp.....................................       102
       5,000   Shiseido Co., Ltd................................        83
      16,000   Shizuoka Bank....................................       183

                                                         -----------------------
                                                                    49
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)
   (a)24,000   Showa Denko K.K..................................  $     63
       5,500   Sony Corp........................................       480
      47,000   Sumitomo Bank....................................       771
      48,000   Sumitomo Chemical Co.............................       217
      24,000   Sumitomo Corp....................................       228
      16,000   Sumitomo Electric Industries.....................       268
       5,000   Sumitomo Forestry................................        55
      43,000   Sumitomo Metal Industries........................       122
      11,000   Sumitomo Metal Mining Co.........................        78
      12,000   Sumitomo Osaka Cement Co., Ltd...................        38
      24,000   Taisei Corp., Ltd................................       111
       7,000   Taisho Pharmaceutical Co.........................       189
      15,000   Takeda Chemical Industries.......................       422
      24,000   Teijin Ltd.......................................       113
      16,000   Tobu Railway Co..................................        74
       8,600   Tohoku Electric Power............................       153
      36,000   Tokai Bank.......................................       371
      36,000   Tokio Marine & Fire Insurance Co.................       471
      22,200   Tokyo Electric Power Co..........................       467
       1,000   Tokyo Electron Ltd...............................        48
      48,000   Tokyo Gas Co.....................................       133
      20,000   Tokyu Corp.......................................       124
      16,000   Toppan Printing Co., Ltd.........................       251
      36,000   Toray Industries, Inc............................       257
      12,300   Toto Ltd.........................................       151
      24,000   Toyobo Ltd.......................................        64
      52,000   Toyota Motor Corp................................     1,534
      24,000   Ube Industries Ltd...............................        70
      24,000   Yamaichi Securities..............................        71
      22,000   Yasuda Trust & Banking...........................        84
                                                                  --------
                                                                    30,517
                                                                  --------
  KOREA (0.7%)
       4,440   Cho Hung Bank Co.................................        30
    (a)3,990   Commericial Bank of Korea........................        21
       3,080   Daewoo Corp......................................        25
       9,650   Daewoo Heavy Industries..........................        79
    (a)1,330   Daewoo Securities, Co............................        24
         980   Dong-Ah Construction Industrial Co...............        19
    (a)4,530   Hanil Bank.......................................        25
    (a)1,366   Hyundai Engineering & Construction Co. RFD.......        35
    (d)1,090   Hyundai Motor Co., Ltd...........................        36
      13,650   Korea Electric Power Corp........................       407
       4,100   Korea First Bank.................................        17
    (a,d)100   Korea Mobile Telecommunications Corp.
                 (Foreign)......................................        75
        (d)3   Korea Mobile Telecommunications Corp.............         2
       2,100   L.G. Chemical Ltd................................        29
    (d)2,550   Pohang Iron & Steel Ltd..........................       261
       1,600   Samsung Corp.....................................        22
      (d)670   Samsung Display Devices Co.......................        37
    (d)1,900   Samsung Electronics Co...........................       213
         260   Tong Yang Cement Co..............................         5
       2,009   Yukong Ltd.......................................        49
                                                                  --------
                                                                     1,411
                                                                  --------
  NETHERLANDS (1.5%)
      11,500   ABN-Amro Holdings N.V............................       214
         700   Akzo Nobel N.V...................................        96
       5,800   Elsevier N.V.....................................        97

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
         350   Heineken N.V.....................................  $     60
       7,011   ING Groep N.V....................................       323
         813   KLM Royal Dutch Airlines N.V.....................        25
       1,251   Koninklijke Ahold N.V............................       106
         287   Koninklijke Hoogovens............................        16
         900   Koninklijke KNP BT...............................        20
       9,213   Koninklijke PTT Nederland N.V....................       362
         200   Nedlloyd Groep N.V...............................         6
       2,900   Phillips Electronics N.V.........................       208
      18,800   Royal Dutch Petroleum N.V........................       979
         296   Stork N.V........................................        12
       1,400   Unilever N.V.....................................       295
         640   Wolters Kluwer N.V...............................        78
                                                                  --------
                                                                     2,897
                                                                  --------
  SINGAPORE (1.8%)
   (d)11,000   Amcol Holdings Ltd...............................        --
      35,000   City Developments Ltd............................       343
    (a)4,000   Creative Technology Ltd..........................        69
      10,000   Cycle & Carriage Ltd.............................       104
      41,000   DBS Land Ltd.....................................       130
      21,000   Development Bank of Singapore....................       264
      13,000   First Capital Corp...............................        34
      13,200   Fraser & Neave Ltd...............................        94
      25,000   Hai Sun Hup Group Ltd............................        18
      21,000   Hotel Properties Ltd.............................        36
       9,000   Inchcape Bhd.....................................        32
       5,000   Jurong Shipyard Ltd..............................        22
   (a)32,000   Keppel Corp......................................       142
    (a)2,750   Keppel Corp. 'A'.................................        12
       5,000   Metro Holdings Ltd...............................        16
      15,000   NatSteel Ltd.....................................        38
      38,000   Neptune Orient Lines Ltd.........................        34
      37,920   Oversea-Chinese Banking Corp.....................       392
       6,000   Overseas Union Enterprise Ltd....................        28
      14,000   Parkway Holdings Ltd.............................        63
       3,000   Robinson & Co. Ltd...............................        16
       6,600   Shangri-La Hotel Ltd.............................        20
      39,000   Singapore Airlines Ltd. (Foreign)................       349
       8,600   Singapore Press Holdings (Foreign)...............       173
      32,000   Singapore Technologies Industrial Corp...........        82
     270,000   Singapore Telecommunications Ltd.................       499
      15,000   Straits Trading Co., Ltd.........................        33
      63,000   United Industrial Corp. Ltd......................        48
      36,000   United Overseas Bank Ltd. (Foreign)..............       370
      24,000   United Overseas Land Ltd.........................        32
                                                                  --------
                                                                     3,493
                                                                  --------
  SPAIN (3.0%)
         340   Acerinox S.A.....................................        64
       4,800   Argentaria S.A...................................       269
       7,820   Autopistas Concesionaria Espanola S.A............       106
       8,000   Banco Bilbao Vizcaya (Registered)................       650
       6,100   Banco Central Hispanoamericano S.A...............       223
      21,900   Banco Santander S.A..............................       675
         400   Corporacion Financiera Alba S.A..................        51
         849   Corporacion Mapfre S.A...........................        45
       1,550   Dragados y Construcciones S.A....................        32
       1,300   Ebro Agricolas, Compania de Alimentacion S.A.....        25
         550   Empresa Nacional de Cellulosas S.A...............        10
      10,000   Empresa Nacional de Electricidad S.A.............       840

--------------
          50
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  SPAIN (CONT.)
         317   Energia y Indsutrias Aragonesas..................  $      2
    (a)4,700   Ercros S.A.......................................         5
         400   Fomento de Construcciones y Contratas S.A........        51
       1,300   Gas Natural SDG 'E'..............................       284
      (a)200   Gines Navarro Construction Co....................         4
      35,300   Iberdrola S.A....................................       446
         625   Inmobiliaria Metropolitana Vasco Central S.A.....        23
         200   Portland Vaderrivas S.A..........................        16
      11,600   Repsol S.A.......................................       491
       1,591   Sociedade General de Aguas
                 de Barcelona S.A...............................        65
       (a)44   Sociedade General de Aguas de Barcelona, S.A.
                 RFD............................................         2
       1,000   Tabacalera S.A. 'A'..............................        54
      34,600   Telefonica de Espana.............................     1,001
       8,100   Union Electrica Fenosa S.A.......................        74
       2,400   Uralita S.A......................................        27
       1,376   Vallehermoso S.A.................................        37
         650   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        15
         348   Zardoya-Otis S.A.................................        46
                                                                  --------
                                                                     5,633
                                                                  --------
  SWEDEN (1.9%)
      19,000   ABB AB 'A'.......................................       267
       1,300   AGA AG 'A'.......................................        18
       3,000   AGA AG 'B'.......................................        40
      36,266   Astra AB 'A'.....................................       675
       4,450   Atlas Copco AB 'A'...............................       116
       1,700   Electrolux AB 'B'................................       123
         900   Esselte AB 'A'...................................        21
      (a)850   Granges AB.......................................        11
       5,000   Hennes & Mauritz AB 'B'..........................       179
         100   Scancem AB.......................................         4
       2,100   Securitas AB, 'B'................................        59
       2,700   Skandia Group Forsakrings AB.....................        99
      12,700   Skandinaviska Enskilda Banken, 'A'...............       137
       3,000   Skanska AB, 'B'..................................       133
       3,000   SKF AB 'B'.......................................        78
       7,350   Stora Kopparbergs Bergslags Aktiebolag...........       119
       4,600   Svenska Cellulosa AB, 'B'........................        98
       5,000   Svenska Handelsbanken 'A'........................       160
      11,300   Swedish Match AB.................................        38
      22,100   Telefonaktiebolaget LM Ericsson..................       870
       3,200   Trelleborg AB, 'B'...............................        52
       9,400   Volvo AB, 'B'....................................       252
                                                                  --------
                                                                     3,549
                                                                  --------
  SWITZERLAND (2.1%)
         180   Adia S.A. (Bearer)...............................        69
          60   Alusuisse-Lonza Holding AG (Registered)..........        62
          95   BBC Brown Boveri AG (Bearer).....................       144
       1,850   CS Holding AG (Registered).......................       238
           5   Georg Fischer AG (Bearer)........................         7
          65   Holderbank Financiere Glaris AG, 'B' (Bearer)....        61
       (a)65   Merkur Holding AG (Registered)...................        14
         385   Nestle S.A. (Registered).........................       508
         630   Novartis AG (Registered).........................     1,007
          16   Roche Holding AG (Bearer)........................       220
          69   Roche Holding AG-Genusshein......................       624

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
         145   Schweizerische Rueckversicherungs-Gesellschaft
                 (Registered)...................................  $    205
          55   SMH AG (Bearer)..................................        31
          20   Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................        43
          40   Sulzer AG (Registered)...........................        34
      (a)750   Swiss Bank Corp. (Registered)....................       201
          35   SwissAir AG (Registered).........................        39
         205   Union Bank of Switzerland (Bearer)...............       234
         200   Union Bank of Switzerland (Registered)...........        46
         465   Zuerich Versicherungs-Gesellschaft
                 (Registered)...................................       185
                                                                  --------
                                                                     3,972
                                                                  --------
  UNITED KINGDOM (7.3%)
      18,200   Abbey National plc...............................       249
      11,665   Argyll Group plc.................................        67
       9,100   Arjo Wiggins Appleton plc........................        27
       6,500   Associated British Foods plc.....................        56
      22,589   Barclays plc.....................................       448
      14,300   Bass plc.........................................       175
      40,266   B.A.T Industries plc.............................       360
      57,200   BG plc...........................................       210
       9,127   BICC plc.........................................        27
      16,856   Blue Circle Industries plc.......................       120
       9,055   BOC Group plc....................................       157
      14,300   Boots Co. plc....................................       168
       9,100   BPB Industries plc...............................        49
       6,468   British Aerospace plc............................       144
      15,628   British Airways plc..............................       178
      74,927   British Petroleum Co. plc........................       932
      20,800   British Sky Broadcasting Group plc...............       152
      26,000   British Steel plc................................        65
      75,400   British Telecommunications plc...................       560
      54,606   BTR plc..........................................       187
       3,856   Burmah Castrol plc...............................        65
      32,462   Cable & Wireless plc.............................       297
      14,335   Cadbury Schweppes plc............................       128
       9,360   Caradon plc......................................        31
   (a)57,200   Centrica plc.....................................        70
      11,671   Coats Viyella plc................................        24
       9,056   Commercial Union plc.............................        95
       6,500   Courtaulds plc...................................        37
       1,272   De La Rue plc....................................         8
      37,700   General Electric plc.............................       225
       7,767   GKN plc..........................................       133
      41,600   Glaxo Wellcome plc...............................       861
       9,090   Granada Group plc................................       120
      28,572   Grand Metropolitan plc...........................       275
      15,600   Great Universal Stores plc.......................       158
      10,369   Guardian Royal Exchange plc......................        47
      28,600   Guinness plc.....................................       280
    (a)7,768   Hanson plc.......................................        39
      16,900   Harrisons & Crosfield plc........................        31
      28,570   HSBC Holdings plc................................       847
      11,700   Imperial Chemical Industries plc.................       163
      15,613   Ladbroke Group plc...............................        61
      10,400   Land Securities plc..............................       147
      10,400   Lasmo plc........................................        45
      15,600   Legal & General Group plc........................       106
      71,500   Lloyds TSB Group plc.............................       735

                                                         -----------------------
                                                                    51
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)
      10,418   Lonrho plc.......................................  $     22
      45,500   Marks & Spencer plc..............................       377
       7,800   MEPC plc.........................................        64
      18,200   National Power plc...............................       158
       9,098   North West Water plc.............................       100
      10,757   Peninsular & Oriental Steam Navigation Co........       107
      19,478   Pilkington plc...................................        45
      26,009   Prudential Corp. plc.............................       254
      11,700   Rank Organization plc............................        74
       7,751   Redland plc......................................        44
      18,200   Reed International plc...........................       176
      22,100   Reuters Holdings plc.............................       233
       7,800   Rexam plc........................................        33
       3,900   RMC Group plc....................................        63
      18,212   Royal & Sun Alliance Insurance Group plc.........       135
       6,454   Royal Bank of Scotland plc.......................        60
      15,760   RTZ Corp. plc (Registered).......................       275
      20,772   Sainsbury (J) plc................................       126
       2,600   Schroders plc....................................        71
      12,993   Scottish Power plc...............................        84
      26,000   Sears plc........................................        29
       8,051   Sedwick Group plc................................        17
       6,500   Slough Estates plc...............................        32
      32,448   Smithkline Beecham plc...........................       597
       6,476   Southern Electric plc............................        48
      18,185   Tarmac plc.......................................        38
      10,354   Taylor Woodrow plc...............................        30
      24,742   Tesco plc........................................       153
       9,144   Thames Water plc.................................       105
       6,500   Thorn plc........................................        18
       6,517   Thorne EMI plc...................................       117
       6,466   TI Group plc.....................................        56
       9,100   Unilever plc.....................................       261
      42,892   Vodafone Group plc...............................       209
      11,700   Zeneca Group plc.................................       387
                                                                  --------
                                                                    13,957
                                                                  --------

  UNITED STATES (38.0%)
      13,300   Abbott Laboratories..............................       888
   (a)13,000   Airtouch Communications, Inc.....................       356
       5,800   Aluminum Co. of America..........................       437
      12,000   American Express Co..............................       894
      10,500   American Home Products Corp......................       803
      11,000   American International Group, Inc................     1,643
      29,500   American Telephone & Telegraph Co................     1,034
       9,300   Amoco Corp.......................................       809
    (a)5,800   AMR Corp.........................................       537
    (a)3,600   Applied Material, Inc............................       255
       3,100   Atlantic Richfield Co............................       219
       5,800   Automatic Data Processing, Inc...................       273
      11,710   Banc One Corp....................................       567
      11,700   BankAmerica Corp.................................       755
       1,900   Bankers Trust New York Corp......................       165
      10,800   Bell Atlantic Corp...............................       820
      11,700   BellSouth Corp...................................       543
      13,220   Boeing Co........................................       701
      14,900   Bristol-Myers Squibb Co..........................     1,207
       4,400   Campbell Soup Co.................................       220
       5,800   Caterpillar, Inc.................................       623

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
      12,800   Chevron Corp.....................................  $    946
       9,700   Chrysler Corp....................................       318
       5,800   Chubb Corp.......................................       388
       2,300   CIGNA Corp.......................................       408
   (a)10,500   Cisco Systems, Inc...............................       705
       9,500   Citicorp.........................................     1,145
      44,300   Coca-Cola Co.....................................     2,990
      13,600   Columbia HCA/Healthcare Corp.....................       535
      11,700   Consolidated Edison Co. of New York, Inc.........       344
       5,800   Cooper Industries, Inc...........................       289
       5,800   Corning, Inc.....................................       323
       4,100   CSX Corp.........................................       228
       2,900   Deere & Co.......................................       159
       8,600   Dow Chemical Co..................................       749
    (a)2,700   DSC Communications Corp..........................        60
      16,100   Du Pont (EI) de Nemours Co.......................     1,012
      11,700   Duke Power Co....................................       561
       4,400   Dun & Bradstreet Corp............................       116
      11,700   Eastman Kodak Co.................................       898
       2,200   Edison International.............................        55
       9,600   Electronic Data Systems Corp.....................       394
       9,048   Eli Lilly & Co...................................       989
       7,800   Enron Corp.......................................       318
      35,600   Exxon Corp.......................................     2,189
      21,300   Federal National Mortgage Association............       929
       8,100   First Data Corp..................................       356
       5,400   Fleet Financial Group, Inc.......................       342
      11,700   FPL Group, Inc...................................       539
       4,500   Gannett Co., Inc.................................       444
      44,300   General Electric Co..............................     2,896
      18,900   General Motors Corp..............................     1,052
       2,100   General RE Corp..................................       382
       5,800   Goodyear Tire & Rubber Co........................       367
       2,300   H&R Block, Inc...................................        74
      10,850   H.J. Heinz Co....................................       501
      (a)900   Harrah's Entertainment, Inc......................        16
      17,800   Hewlett-Packard Co...............................       997
      11,600   Home Depot, Inc..................................       800
      11,400   Intel Corp.......................................     1,617
      11,100   International Business Machines Corp.............     1,001
       8,800   International Paper Co...........................       427
       6,900   J.C. Penney Co., Inc.............................       360
      18,900   Johnson & Johnson................................     1,217
    (a)2,400   Kmart Corp.......................................        29
       7,222   Lucent Technologies, Inc.........................       520
      14,600   McDonald's Corp..................................       705
      22,100   Merck & Co., Inc.................................     2,287
   (a)20,100   Microsoft Corp...................................     2,540
       7,900   Minnesota Mining & Manufacturing Co..............       806
       9,000   Mobil Corp.......................................       629
       3,500   Monsanto.........................................       151
       5,800   Morgan (J.P.) & Co., Inc.........................       605
       9,700   Motorola, Inc....................................       737
      11,700   NationsBank Corp.................................       755
       4,600   Norfolk Southern Corp............................       464
      12,600   Norwest Corp.....................................       709
    (a)7,200   Novell, Inc......................................        50
       2,500   Nucor Corp.......................................       141
   (a)15,400   Oracle System Corp...............................       776
       9,000   Pacific Gas & Electric Co........................       218

--------------
          52
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
      11,300   Pfizer, Inc......................................  $  1,350
      12,300   Philip Morris Cos., Inc..........................       546
       3,600   PPG Industries, Inc..............................       209
      13,600   Procter & Gamble Co..............................     1,921
      11,600   Public Service Enterprise Group, Inc.............       290
       7,200   Rockwell International Corp......................       425
       3,700   Salomon, Inc.....................................       206
      13,243   SBC Communications, Inc..........................       819
       9,300   Schering-Plough Corp.............................       445
      11,700   Sears, Roebuck & Co..............................       629
      17,600   Southern Co......................................       385
      10,600   Sprint Corp......................................       558
       5,800   Suntrust Banks, Inc..............................       319
   (a)10,300   Tele-Communications, Inc., 'A'...................       153
       5,300   Texas Instruments, Inc...........................       446
      11,700   Texas Utilities Co...............................       403
       4,374   The Limited, Inc.................................        89
      11,800   Time Warner, Inc.................................       569
    (a)7,000   Toys `R' Us, Inc.................................       245
       9,133   Travelers, Inc...................................       576
       5,500   Union Pacific Corp...............................       388
    (a)6,600   Viacom, Inc. 'B'.................................       198
      33,200   Wal-Mart Stores, Inc.............................     1,123
      12,609   Walt Disney Co...................................     1,012
       3,400   Warner-Lambert Co................................       422
       1,500   Waste Management Inc.............................        48
       1,700   Wells Fargo & Co.................................       458
      15,600   Westinghouse Electric Corp.......................       361
       6,000   Weyerhaeuser Co..................................       312
       9,000   WMX Technologies, Inc............................       289
       7,100   XEROX Corp.......................................       560
                                                                  --------
                                                                    72,061
                                                                  --------
TOTAL COMMON STOCKS (COST $143,451).............................   175,239
                                                                  --------
PREFERRED STOCKS (0.2%)
  AUSTRALIA (0.0%)
      21,599   News Corp., Ltd..................................        85
                                                                  --------
  GERMANY (0.2%)
       4,150   RWE AG...........................................       145
         776   SAP AG...........................................       160
                                                                  --------
                                                                       305
                                                                  --------
  ITALY (0.0%)
      31,500   Fiat S.p.A.......................................        58
                                                                  --------
  UNITED STATES (0.0%)
      (a)141   Aetna Life & Casualty 'C'........................        13
                                                                  --------
TOTAL PREFERRED STOCKS (COST $410)..............................       461
                                                                  --------
INVESTMENT COMPANIES (5.1%)
  UNITED STATES (5.1%)
(a,g)100,000   Morgan Stanley India Investment Fund, Inc........     1,294
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......     1,251
  (g)224,333   Morgan Stanley Asia-Pacific Fund, Inc............     2,355
      92,664   The Korea Fund, Inc..............................     1,367
   (g)95,900   The Latin American Discovery Fund, Inc...........     1,894
   (g)92,853   The Thai Fund, Inc...............................     1,428
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $9,653)........................     9,589
                                                                  --------

      NO. OF                                                         VALUE
      RIGHTS                                                         (000)
--------------------------------------------------------------------------
RIGHTS (0.0%)
  FRANCE (0.0%)
     (a,d)30   Simco S.A., expiring 7/2/97......................  $     --
                                                                  --------
  ITALY (0.0%)
    (a)4,565   Rinascente S.p.A., expiring 7/23/97..............         1
                                                                  --------
  KOREA (0.0%)
     (a,d)31   Samsung Electronics Co., expiring 7/1/97.........         2
                                                                  --------
  SPAIN (0.0%)
    (a,d)625   Immobiliaria Metropolitana Vasco Central S.A.,
                 expiring 7/26/97...............................        --
                                                                  --------
  SWITZERLAND (0.0%)
       (a)40   Sulzer AG (Resistered), expiring 7/17/97.........        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................         3
                                                                  --------

      NO. OF
    WARRANTS
--------------------------------------------------------------------------
WARRANTS (0.0%)
  FRANCE (0.0%)
      (a)320   Casino Guichard Perrachon, expiring 12/31/99.....         5
    (a)2,073   Compagnie Generale des Eaux, expiring 5/2/01.....         1
        (a)5   Sodexho S.A., expiring 6/7/04....................         1
                                                                  --------
                                                                         7
                                                                  --------
  HONG KONG (0.0%)
    (a)2,000   Applied International Holdings Ltd., expiring
                 12/30/99.......................................        --
    (a)4,000   Hong Kong Shanghai Hotels, expiring 10/12/98.....         1
    (a)1,400   Hysan Development Co., expiring 4/30/98..........         1
    (a)5,300   Oriental Press Group, expiring 10/2/98...........        --
    (a)1,230   Peregine Investment Holdings Ltd., expiring
                 5/15/98........................................         1
    (a)4,400   Stelux Holdings International Ltd., expiring
                 2/28/98........................................        --
                                                                  --------
                                                                         3
                                                                  --------
  ITALY (0.0%)
    (a,d)578   La Rinascente S.p.A., expiring 12/31/99..........        --
      (a)420   R.A.S. S.p.A. (Savings Shares), expiring
                 12/31/97.......................................         1
      (a)880   R.A.S. S.p.A., expiring 12/31/97.................         2
                                                                  --------
                                                                         3
                                                                  --------
  SINGAPORE (0.0%)
    (a)6,750   Keppel Land Ltd., expiring 12/12/00..............         6
                                                                  --------
  SWITZERLAND (0.0%)
       (a)45   Roche Holdings, expiring 5/5/98..................         3
                                                                  --------
TOTAL WARRANTS (COST $5)........................................        22
                                                                  --------

      NO. OF
       UNITS
--------------------------------------------------------------------------
UNITS (0.0%)
  AUSTRALIA (0.0%)
   (a)18,212   Westfield Trust (COST $31).......................        37
                                                                  --------

                                                         -----------------------
                                                                    53
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
   FRF    32   Casino Guichard Perrachon 4.50%, 7/12/01.........  $     16
          29   Sanofi S.A. 4.00%, 1/1/00........................        31
           1   Sodexho S.A. 6.00%, 6/7/04.......................         4
                                                                  --------
                                                                        51
                                                                  --------
  ITALY (0.0%)
  ITL  2,125   Mediobanca S.p.A. 6.00%, 12/31/02................         1
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $38).........................        52
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (97.6%) (COST $153,588).........   185,403
                                                                  --------
SHORT-TERM INVESTMENT (4.7%)
  REPURCHASE AGREEMENT (4.7%)
    UNITED STATES
$      8,897   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                 7/1/97, to be repurchased at $8,898,
                 collateralized by $9,420 U.S. Treasury Bonds,
                 5.625%, due 2/15/06, valued at $9,050 (COST
                 $8,897)........................................     8,897
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (102.3%) (COST $162,485).........   194,300
                                                                  --------
FOREIGN CURRENCY (0.3%)
    AUD   18   Australian Dollar................................        14
   ATS     4   Austrian Schilling...............................        --
   GBP     8   British Pound....................................        13
   CAD    67   Canadian Dollar..................................        48
    DEM   82   Deutsche Mark....................................        47
   FRF   540   French Franc.....................................        92
    HKD  213   Hong Kong Dollar.................................        27
  INR 98,939   Indonesian Rupiah................................        41
  ITL    362   Italian Lira.....................................        --
  JPY  8,611   Japanese Yen.....................................        75
   NLG    65   Netherlands Guilder..............................        33
   SGD    12   Singapore Dollar.................................         8
  KRW 18,262   South Korean Won.................................        21
   SEK   329   Swedish Krona....................................        43
   CHF    46   Swiss Franc......................................        32
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $498)..............................       494
                                                                  --------
TOTAL INVESTMENTS (102.6%) (COST $162,983)......................   194,794
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.6%)...................    (4,929)
                                                                  --------
NET ASSETS (100%)...............................................  $189,865
                                                                  ========

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt.
NCS   --  Non Convertible Shares.
RFD   --  Ranked for Dividend.

--------------
          54
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                             IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -------------  ---------  -----------------
$        9   $       9      7/1/97    ESP    1,393  $      10      $       1
JPY  3,492          31      7/1/97   $          30         30             (1)
$     1,886      1,886      7/2/97   ITL 3,174,993      1,868            (18)
$     1,879      1,879      7/3/97     CAD   2,593      1,878             (1)
$     2,241      2,241     7/30/97     DEM   3,861      2,220            (21)
DEM 1,931        1,110     7/30/97   $       1,150      1,150             40
DEM 1,930        1,109     7/30/97   $       1,150      1,150             41
$      400         400     8/18/97     NLG     773        395             (5)
$      890         890     8/18/97    CHF    1,238        853            (37)
$     1,478      1,478     8/18/97    CHF    2,113      1,456            (22)
CHF  3,350       2,308     8/18/97   $       2,358      2,358             50
NLG  2,206       1,129     8/18/97   $       1,162      1,162             33
$     7,077      7,077     8/25/97    JPY  803,534      7,072             (5)
JPY 803,534      7,072     8/25/97   $       7,200      7,200            128
$     2,193      2,193     8/29/97     DEM   3,764      2,169            (24)
DEM 3,764        2,168     8/29/97   $       2,198      2,198             30
$     1,770      1,770     9/15/97    FRF   10,246      1,753            (17)
FRF 21,933       3,753     9/15/97   $       3,870      3,870            117
ESP 203,563      1,384     9/26/97   $       1,400      1,400             16
             ---------                              ---------          -----
             $  39,887                              $  40,192      $     305
             =========                              =========          =====

---------------

CAD   --  Canadian Dollar
DEM   --  Deutsche Mark
FRF   --  French Franc
ITL   --  Italian Lira
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
ESP   --  Spanish Peseta
CHF   --  Swiss Franc

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Consumer Goods...............................................................  $  40,454         21.3%
Finance......................................................................     37,011         19.4
Services.....................................................................     32,912         17.3
Capital Equipment............................................................     28,015         14.8
Energy.......................................................................     18,745          9.9
Materials....................................................................     13,023          6.9
Investment Companies.........................................................      9,589          5.1
Multi-Industry...............................................................      4,989          2.6
Gold Mines...................................................................        665          0.3
                                                                               ---------         ----
                                                                               $ 185,403         97.6%
                                                                               =========         ====

                                                         -----------------------
                                                                    55
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

FIXED INCOME SECURITIES (90.4%)
  AUSTRALIAN DOLLAR (1.2%)
    GOVERNMENT BOND
 AUD    150   Government of Australia 9.75%, 3/15/02...........  $   128
                                                                 -------
  BRITISH POUND (7.2%)
    GOVERNMENT BOND
 GBP    400   United Kingdom 9.50%, 4/18/05....................      760
                                                                 -------
  CANADIAN DOLLAR (2.7%)
    GOVERNMENT BONDS
 CAD    300   Government of Canada 7.50%, 3/1/01...............      232
         60   Government of Canada 9.75%, 6/1/21...............       58
                                                                 -------
  TOTAL CANADIAN DOLLAR........................................      290
                                                                 -------
  DANISH KRONE (2.4%)
    GOVERNMENT BOND
 DKK  1,500   Kingdom of Denmark 8.00%, 5/15/03................      256
                                                                 -------
  DEUTSCHE MARK (16.5%)
    CORPORATE BONDS
  DEM   150   KFW International Finance, Inc. 7.50%, 1/24/00...       93
        650   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................      402
                                                                 -------
                                                                     495
                                                                 -------
    GOVERNMENT BONDS
       1,300  Bundesobligation 7.00%, 1/13/00..................      803
        100   Deutschland Republic 6.25%, 1/4/24...............       56
        590   Treuhandanstalt 7.50%, 9/9/04....................      383
                                                                 -------
                                                                   1,242
                                                                 -------
  TOTAL DEUTSCHE MARK..........................................    1,737
                                                                 -------
  IRISH PUNT (1.1%)
    GOVERNMENT BOND
IEP      70   Government of Ireland 8.00%, 8/18/06.............      116
                                                                 -------
  ITALIAN LIRA (5.2%)
    GOVERNMENT BONDS
ITL 380,000   Buoni Poliennali Del Tes 10.50%, 7/15/00.........      250
      60,000  Buoni Poliennali Del Tes 10.00%, 8/1/03..........       41
     150,000  Buoni Poliennali Del Tes 9.50%, 1/1/05...........      102
    230,000   Buoni Poliennali Del Tes 9.50%, 2/1/06...........      158
                                                                 -------
  TOTAL ITALIAN LIRA...........................................      551
                                                                 -------


       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

  JAPANESE YEN (11.9%)
    EUROBONDS
JPY  15,000   European Investment Bank 6.63%, 3/15/00..........  $   150
      30,000  European Investment Bank 3.00%, 9/20/06..........      273
      25,000  Export Import Bank of Japan 4.38%, 10/1/03.......      246
      27,000  Japan Development Bank 6.50%, 9/20/01............      282
      30,000  World Bank 4.75%, 12/20/04.......................      306
                                                                 -------
  TOTAL JAPANESE YEN...........................................    1,257
                                                                 -------
  SPANISH PESETA (3.4%)
    GOVERNMENT BOND
ESP  50,000   Government of Spain 8.30%, 12/15/98..............      354
                                                                 -------
  SWEDISH KRONA (7.9%)
    GOVERNMENT BONDS
SEK   3,100   Government of Sweden 13.00%, 6/15/01.............      506
       2,600  Government of Sweden 6.00%, 2/9/05...............      329
                                                                 -------
  TOTAL SWEDISH KRONA..........................................      835
                                                                 -------
  UNITED STATES DOLLAR (30.9%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (30.9%)
    U.S. TREASURY BONDS
$       665   8.13%, 8/15/19...................................      758
         40   7.63%, 2/15/25...................................       44
                                                                 -------
                                                                     802
                                                                 -------
    U.S. TREASURY NOTES
        615   5.13%, 11/30/98..................................      608
        250   6.25%, 10/31/01..................................      249
      1,538   7.25%, 5/15/04...................................    1,603
                                                                 -------
                                                                   2,460
                                                                 -------
  TOTAL UNITED STATES DOLLAR...................................    3,262
                                                                 -------
TOTAL FIXED INCOME SECURITIES (COST $9,641)....................    9,546
                                                                 -------
FOREIGN CURRENCY (0.0%)
  DEM     4   Deutsche Mark....................................        2
ESP     193   Spanish Peseta...................................        1
                                                                 -------
TOTAL FOREIGN CURRENCY (COST $3)...............................        3
                                                                 -------
TOTAL INVESTMENTS (90.4%) (COST $9,644)........................    9,549
OTHER ASSETS IN EXCESS OF LIABILITIES (9.6%)...................    1,019
                                                                 -------
NET ASSETS (100%)..............................................  $10,568
                                                                 =======

--------------
          56
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
   DEM    718  $     412     7/11/97   $         415  $     415      $       3
 ITL  180,000        106     7/11/97   $         106        106             --
 JPY   36,250        317     7/11/97   $         317        317             --
 JPY   48,923        428     7/11/97   $         425        425             (3)
$         106        106     7/11/97    ITL  180,000        106             --
$         210        210     7/11/97    JPY   23,981        209             (1)
$         328        328     7/11/97    JPY   36,250        317            (11)
$         425        425     7/11/97      DEM    718        412            (13)
   DEM    550        316     7/18/97   $         318        318              2
 ITL  175,000        103     7/18/97   $         104        104              1
$         103        103     7/18/97    ITL  175,000        103             --
$         319        319     7/18/97      DEM    550        316             (3)
  GBP      32         53     7/25/97   $          53         53             --
 IEP       80        121     7/25/97   $         121        121             --
  SEK   4,550        589     7/25/97   $         593        593              4
               ---------                              ---------          -----
               $   3,936                              $   3,915          $ (21)
               =========                              =========          =====

---------------

GBP   --  British Pound
DEM   --  Deutsche Mark
IEP   --  Irish Punt
ITL   --  Italian Lira
JPY   --  Japanese Yen
SEK   --  Swedish Krona

                                                         -----------------------
                                                                    57
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

COMMON STOCKS (96.1%)
  CHINA (1.1%)
      2,048,000   Guangshen Railway Co., Ltd. 'H'..................  $    899
      3,105,000   Qingling Motors Co., 'H'.........................     1,603
        147,000   Shenzhen Fangda Co., Ltd. 'B'....................       213
   (a)5,268,000   Zhejiang Expressway Co., Ltd. 'H'................     1,278
                                                                     --------
                                                                        3,993
                                                                     --------
  HONG KONG (34.9%)
      2,270,000   Cheung Kong Holdings Ltd.........................    22,415
        432,000   China Merchants Holdings International Co.,
                    Ltd............................................     1,344
      3,068,000   China Resources Enterprises Ltd..................    15,048
        360,000   Dao Heng Bank Group Ltd..........................     1,970
        433,300   Hang Seng Bank Ltd...............................     6,180
      1,517,000   Henderson Land Development Co., Ltd..............    13,462
        651,424   HSBC Holdings plc................................    19,592
      1,826,000   Hutchison Whampoa Ltd............................    15,792
      1,130,000   New World Development Co., Ltd...................     6,739
      1,103,000   Ng Fung Hong Ltd.................................     1,651
      1,831,000   Shanghai Industrial Holdings Ltd.................    11,392
        613,100   Sun Hung Kai Properties Ltd......................     7,379
                                                                     --------
                                                                      122,964
                                                                     --------
  INDONESIA (6.9%)
   (a)1,271,000   Astra International (Foreign)....................     5,226
 (a,d)3,226,697   Bank International Indonesia (Foreign)...........     2,786
   (d)4,194,000   Bank Negara Indonesia (Foreign)..................     2,673
     (d)788,000   Bimantara Citra (Foreign)........................     1,377
     (d)419,000   Gudang Garam (Foreign)...........................     1,757
     (d)434,700   Hanjaya Mandala Sampoerna (Foreign)..............     1,658
 (a,d)1,168,800   Indofood Sukses Makmur (Foreign).................     2,692
   (d)1,263,000   Matahari Putra Prima (Foreign)...................     2,545
   (d)1,433,000   Mayora Indah (Foreign)...........................       810
   (a,d)478,000   Putra Surya Multidana (Foreign)..................       762
   (d)1,307,500   Telekomunikasi (Foreign).........................     2,137
                                                                     --------
                                                                       24,423
                                                                     --------
  KOREA (7.6%)
      (a)54,170   Hansol Paper Co..................................     1,373
     (d)114,420   Housing & Commercial Bank (Foreign)..............     2,136
      (a)86,079   Kookmin Bank GDR.................................     1,818
    (a,d)80,085   Kookmin Bank.....................................     1,477
        111,720   Korea Electric Power.............................     3,334
         23,980   LG Information & Communication (Foreign).........     2,970
      (d)35,362   Pohang Iron & Steel Ltd. (Foreign)...............     3,622
      (d)58,419   Samsung Electronics Co. (Foreign)................     6,540
    (a,e)22,895   Samsung Electronics Co. GDR (New)................     1,357
     (d)136,257   Shinhan Bank Co., Ltd............................     1,975
                                                                     --------
                                                                       26,602
                                                                     --------
  MALAYSIA (15.3%)
        303,000   Arab Malaysian Corporation Bhd...................     1,129
      3,292,000   Berjaya Group Bhd................................     4,043
     (a)255,000   Berjaya Sports Toto Bhd..........................     1,202
      1,201,000   Commerce Asset Holdings Bhd......................     3,164
        223,000   Dialog Group Bhd.................................     3,225
        377,000   Edaran Otomobil Nasional Bhd.....................     3,211
        665,400   Genting Bhd......................................     3,190
        880,000   IJM Corp. Bhd....................................     1,848
        521,000   Jaya Tiasa Holdings Bhd..........................     2,622

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
        850,000   Leader Universal Holdings Bhd....................  $  1,529
      (a)62,000   Lityan Bhd.......................................       755
        412,500   Malayan Banking Bhd..............................     4,331
        105,000   Malaysian International Shipping (Foreign).......       273
     (a)285,000   Malaysian Pacific Industries Bhd.................     1,242
        323,000   Malaysian Resources Corp. Bhd....................       889
        742,000   Multi-Purpose Holdings Bhd.......................     1,041
        580,000   Rashid Hussain Bhd...............................     3,677
      1,391,000   Resorts World Bhd................................     4,189
      2,696,000   Sime Darby Bhd...................................     8,972
        494,000   United Engineers Bhd.............................     3,562
                                                                     --------
                                                                       54,094
                                                                     --------
  PHILIPPINES (3.9%)
      4,914,296   Ayala Land, Inc. 'B'.............................     4,518
  (a)15,431,000   Digital Telecommunications Philippines, Inc......     1,492
   (a)5,118,400   DMCI Holdings, Inc...............................     1,688
   (a)2,775,000   Fil-Estate Land, Inc.............................       810
      3,048,200   JG Summit Holding 'B'............................       624
        529,365   Manila Electric 'B'..............................     2,609
      7,107,180   SM Prime Holdings, Inc...........................     2,102
                                                                     --------
                                                                       13,843
                                                                     --------
  SINGAPORE (11.7%)
        239,500   Development Bank of Singapore (Foreign)..........     3,015
        574,000   Electronic Resources Ltd.........................       903
        431,000   Jurong Shipyard Ltd..............................     1,869
      2,712,000   NatSteel Ltd.....................................     6,905
        313,238   Oversea-Chinese Banking Corp. (Foreign)..........     3,243
     (a)889,000   Pacific Century Regional Development.............     1,237
        642,000   Parkway Holdings Ltd.............................     2,874
        415,400   Singapore Press Holdings (Foreign)...............     8,368
      2,258,000   SM Summit Holdings Ltd...........................     1,706
   (a)1,015,000   Super Coffeemix Manufacturing Ltd................       845
        282,000   United Overseas Bank Ltd. (Foreign)..............     2,900
   (a)1,317,600   Want Want Holdings...............................     4,374
      1,087,000   Wing Tai Holdings Ltd............................     3,132
                                                                     --------
                                                                       41,371
                                                                     --------
  TAIWAN (11.4%)
   (a)1,300,000   Acer, Inc........................................     4,676
     (a)522,000   Asustek Computer, Inc............................     6,910
     (a)288,600   Cathay Life Insurance Co., Ltd...................     1,651
   (a)1,005,000   China Development Corp...........................     5,188
        851,850   China Steel Corp.................................       901
   (a)1,888,900   Compal Electronics, Inc..........................     7,474
      2,578,000   Far Eastern Textile, Ltd.........................     4,052
      1,264,400   Formosa Plastics Corp............................     3,047
      1,000,000   Great Wall Enterprises Co........................       791
     (a)701,500   Kuoyang Construction.............................     1,691
      1,120,000   Siliconware Precision Industries Co..............     3,787
                                                                     --------
                                                                       40,168
                                                                     --------
  THAILAND (3.3%)
        454,300   Bangkok Bank Co., Ltd. (Foreign).................     3,122
        197,000   Big C Supercenter Co., Ltd.......................        62
        302,700   Eastern Water Resources Development..............       351
         61,000   ICC International Co., PCL (Foreign).............       191
          5,800   International Cosmetics (Foreign)................        19
         27,000   Matichon Public Co., Ltd.........................        63

-----------------------
          58
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
                                                   THAILAND (CONT.)
     (d)219,000   Nation Multimedia Group Public Co., Ltd.
                    (Foreign)......................................  $    465
     (d)983,000   National Petrochemical Co., Ltd. (Foreign).......     1,006
         44,000   Quality House Co., Ltd. (Foreign)................        16
        267,000   Quality House Co., Ltd...........................        91
         93,000   Robinson Department Store Co., Ltd. (Foreign)....        33
        539,600   Siam Commercial Bank Co., Ltd. (Foreign).........     2,208
    (a,d)22,000   Sino Thai Engineering & Construction Co., Ltd.
                    (Foreign)......................................        61
      (a)42,000   Sino Thai Engineering & Construction Co., Ltd....       117
        546,000   Thai Farmer's Bank Public Co. (Foreign)..........     2,318
         41,000   Thai Rung Union Car Co., Ltd.....................       148
      (d)69,100   Thai Rung Union Car Co., Ltd. (Foreign)..........       249
         35,000   Thai Storage Battery Co., Ltd. (Foreign).........        35
        174,900   Thai Theparos Food Product Co., Ltd. (Foreign)...       270
     (d)149,000   United Communication Industry (Foreign)..........       615
                                                                     --------
                                                                       11,440
                                                                     --------
TOTAL COMMON STOCKS (COST $303,930)................................   338,898
                                                                     --------


         NO. OF
         RIGHTS
-----------------------------------------------------------------------------

RIGHTS (0.1%)
  MALAYSIA (0.0%)
     (a)239,200   Commerce Asset Holdings Bhd., expiring
                    7/23/97........................................         8
    (a,d)82,857   Rashid Hussain Bhd., expiring 12/31/02...........        --
                                                                     --------
                                                                            8
                                                                     --------
  SINGAPORE (0.1%)
   (a,d)287,000   Electronic Resources Ltd., expiring 7/21/97......       191
                                                                     --------
TOTAL RIGHTS (COST $0).............................................       199
                                                                     --------

         NO. OF
       WARRANTS
-----------------------------------------------------------------------------

WARRANTS (0.0%)
  INDONESIA (0.0%)
     (a)286,818   PT Bank International Indonesia, expiring
                    1/17/00........................................       112
                                                                     --------


         NO. OF                                                         VALUE
       WARRANTS                                                         (000)
-----------------------------------------------------------------------------
  MALAYSIA (0.0%)
   (a,d)149,500   Commerce Asset Holdings Bhd., expiring 6/27/98...  $     23
                                                                     --------
TOTAL WARRANTS (COST $0)...........................................       135
                                                                     --------
TOTAL FOREIGN SECURITIES (96.2%) (COST $303,930)...................   339,232
                                                                     --------

           FACE
         AMOUNT
          (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.3%)
  REPURCHASE AGREEMENT
$        15,266   Chase Securities, Inc., 5.70%, dated
                    6/30/97, due 7/1/97, to be repurchased at
                    $15,268, collateralized by $16,160 U.S.
                    Treasury Bonds, 5.625%, due 2/15/06, valued at
                    $15,527 (COST $15,266).........................    15,266
                                                                     --------
TOTAL INVESTMENTS IN SECURITIES (100.5%) (COST $319,196)...........   354,498
                                                                     --------
FOREIGN CURRENCY (0.9%)
    HKD  15,383   Hong Kong Dollar.................................     1,986
   IDR  889,930   Indonesian Rupiah................................       366
    MYR     904   Malaysian Ringgit................................       358
   PHP    1,403   Philippine Peso..................................        53
    SGD      19   Singapore Dollar.................................        13
    KRW 391,442   South Korean Won.................................       441
                                                                     --------
TOTAL FOREIGN CURRENCY (COST $3,217)...............................     3,217
                                                                     --------
TOTAL INVESTMENTS (101.4%) (COST $322,413).........................   357,715
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)......................    (5,029)
                                                                     --------
NET ASSETS (100%)..................................................  $352,686
                                                                     ========

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
GDR   --  Global Depositary Receipt.

                                                         -----------------------
                                                                    59
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at June 30, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ------------  ---------  -----------------
$      1,542   $   1,542      7/1/97     SGD  2,206  $   1,542          $  --
$        363         363      7/2/97    IDR 882,845        363             --
$         91          91      7/2/97      THB  2365         91             --
THB 319,450       12,110     8/18/97   $     12,032     12,032            (78)
               ---------                             ---------          -----
               $  14,106                             $  14,028          $ (78)
               =========                             =========          =====

---------------

IDR   --  Indonesian Rupiah
SGD   --  Singapore Dollar
THB   --  Thai Baht

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Finance.................................  $136,255      38.6%
Multi-Industry..........................    52,458      14.9
Capital Equipment.......................    38,279      10.9
Consumer Goods..........................    34,897       9.9
Services................................    28,956       8.2
Energy..................................    26,415       7.5
Materials...............................    21,972       6.2
                                          --------      ----
                                          $339,232      96.2%
                                          ========      ====

-----------------------
          60
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

COMMON STOCKS (99.0%)
  AEROSPACE (1.3%)
 (a)3,500   Coltec Industries, Inc...........................  $    68
 (a)7,400   Doncasters plc ADR...............................      171
   10,300   Thiokol Corp.....................................      721
    2,700   Triumph Group, Inc...............................       84
                                                               -------
                                                                 1,044
                                                               -------
  BANKING (9.2%)
    4,800   AmSouth Bancorp..................................      182
    6,100   Astoria Financial Corp...........................      290
    8,200   Comerica, Inc....................................      558
   13,600   Community First Bankshares, Inc..................      522
   14,400   First Hawaiian, Inc..............................      491
    9,200   Greenpoint Financial Corp........................      612
    4,600   MAF Bancorp, Inc.................................      193
   13,200   National Commerce Bancorp........................      290
   22,800   North Fork Bancorp., Inc.........................      487
    9,300   ONBANCorp, Inc...................................      474
    7,919   Peoples Heritage Financial Group, Inc............      300
   14,300   Southtrust Corp..................................      592
    9,600   Summit Bancorp...................................      481
   21,500   Trustmark Corp...................................      602
   14,800   Union Planters Corp..............................      768
    5,700   UnionBanCal Corp.................................      410
    6,500   Wilmington Trust Corp............................      297
                                                               -------
                                                                 7,549
                                                               -------
  BUILDING (2.3%)
   13,200   Ameron, Inc......................................      747
   10,900   Champion Enterprises, Inc........................      164
    4,300   City National Corp...............................      103
    5,600   JLG Industries, Inc..............................       76
    9,300   Southdown, Inc...................................      406
(a)10,700   USG Corp.........................................      391
                                                               -------
                                                                 1,887
                                                               -------
  CAPITAL GOODS (2.9%)
   19,100   Crane Co.........................................      799
   18,600   Danka Business Systems plc.......................      760
    7,900   Tecumseh Products 'A'............................      473
 (a)7,800   Tower Automotive, Inc............................      335
                                                               -------
                                                                 2,367
                                                               -------
  CHEMICALS (2.7%)
   26,000   Crompton & Knowles Corp..........................      579
   16,500   Dexter Corp......................................      528
    6,400   Fuller (H.B.) Co.................................      352
   17,400   Quaker Chemical Corp.............................      302
   12,000   Witco Corp.......................................      455
                                                               -------
                                                                 2,216
                                                               -------
  COMMUNICATIONS (1.0%)
 (a)1,400   ADC Telecom, Inc.................................       47
(a)15,100   General Cable Corp...............................      387
 (a)8,700   Hirsch International Corp. 'A'...................      194
   10,600   Nextel Communications Inc. 'A'...................      201
                                                               -------
                                                                   829
                                                               -------
  COMPUTERS (3.9%)
 (a)3,300   BMC Software, Inc................................      183
(a)12,200   Cadence Design Systems, Inc......................      409

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------
 (a)8,500   Ceridian Corp....................................  $   359
(a)18,600   Gateway 2000, Inc................................      603
 (a)5,400   InaCom Corp......................................      168
(a)26,500   Overland Data, Inc...............................      143
 (a)9,300   Seagate Technology, Inc..........................      327
(a)12,400   Tech Data Corp...................................      390
(a)18,700   Western Digital Corp.............................      591
                                                               -------
                                                                 3,173
                                                               -------
  CONSUMER--DURABLES (6.1%)
   14,100   A.O. Smith Corp. 'B'.............................      501
   24,400   Arvin Industries, Inc............................      665
    5,700   Callaway Golf Co.................................      202
(a)11,100   Furniture Brands International, Inc..............      215
   26,700   Guilford Mills, Inc..............................      556
   33,000   Herman Miller, Inc...............................    1,188
   13,200   Interface, Inc...................................      292
(a)13,700   Lear Corp........................................      608
    7,700   MascoTech, Inc...................................      161
   19,000   Stanhome, Inc....................................      625
                                                               -------
                                                                 5,013
                                                               -------
  CONSUMER--RETAIL (9.5%)
    6,800   Brylane, Inc.....................................      262
   23,000   CVS Corp.........................................    1,179
    6,900   Dean Foods Co....................................      279
 (a)2,900   Designer Holdings Ltd............................       30
    8,800   Family Dollar Stores, Inc........................      240
 (a)4,100   Fred Meyer, Inc..................................      212
   18,600   Hughes Supply, Inc...............................      744
    2,300   Jostens, Inc.....................................       62
(a)15,300   Office Depot, Inc................................      297
   22,700   Pier 1 Imports, Inc..............................      602
    5,300   Polo Ralph Lauren Corp...........................      145
   13,600   Richfood Holdings, Inc...........................      354
   22,200   Ross Stores, Inc.................................      726
   10,300   Springs Industries, Inc. 'A'.....................      543
   31,600   TJX Companies, Inc...............................      833
 (a)7,600   Valassis Communications, Inc.....................      182
    8,100   VF Corp..........................................      686
(a)21,000   Zale Corp........................................      416
                                                               -------
                                                                 7,792
                                                               -------
  CONSUMER--SERVICE & GROWTH (0.4%)
    4,800   Hertz Corp. 'A'..................................      173
 (a)7,000   Renters Choice, Inc..............................      139
                                                               -------
                                                                   312
                                                               -------
  CONSUMER--STAPLES (3.3%)
(a)11,300   Boston Chicken, Inc..............................      158
    6,700   Consolidated Cigar Holdings, Inc.................      186
   24,000   DIMON, Inc.......................................      636
    3,300   Interstate Bakeries Corp.........................      196
(a)16,000   Standard Commercial Corp.........................      278
   19,400   Tyson Foods, Inc. 'A'............................      371
   28,600   Universal Corp...................................      908
                                                               -------
                                                                 2,733
                                                               -------
  ENERGY (9.5%)
    5,400   Apache Corp......................................      176
    1,800   Black Hills Corp.................................       51

                                                         -----------------------
                                                                    61
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------
  ENERGY (CONT.)
 (a)5,200   Cooper Cameron Corp..............................  $   243
 (a)5,300   Diamond Offshore Drilling, Inc...................      414
   10,500   Eastern Enterprises..............................      364
(a)19,400   ENSCO International Inc..........................    1,023
   16,200   National Fuel Gas Co.............................      679
   14,700   Nicor, Inc.......................................      527
(a)40,100   Noble Drilling Corp..............................      905
   16,300   Oneok, Inc.......................................      525
   10,000   Parker & Parsley Petroleum Co....................      354
   12,000   Santa Fe International Corp......................      408
    6,300   Sun Co., Inc.....................................      195
    7,500   Transocean Offshore, Inc.........................      545
 (a)5,800   Tuboscope Vetco International Corp...............      115
    8,900   Ultramar Diamond Shamrock Corp...................      290
    9,000   Union Texas Petroleum Holdings, Inc..............      188
 (a)6,100   Varco International, Inc.........................      197
   14,000   Washington Gas Light Co..........................      352
 (a)4,800   Weatherford Enterra, Inc.........................      185
                                                               -------
                                                                 7,736
                                                               -------
  ENTERTAINMENT (0.3%)
 (a)9,300   Imax Corp........................................      230
                                                               -------
  FINANCIAL--DIVERSIFIED (9.4%)
    9,500   Bear Stearns Companies, Inc......................      325
   10,500   Capital One Financial Corp.......................      396
   13,125   Equity Residential Properties Trust..............      624
   25,600   Everen Capital Corp..............................      798
    3,700   Duke Realty Investment, Inc. REIT................      150
    6,900   FINOVA Group, Inc................................      528
   12,900   First Financial Corp. (Wisconsin)................      379
   20,700   Franklin Resources, Inc..........................    1,502
   11,600   GATX Corp........................................      670
    6,800   Hartford Life, Inc. 'A'..........................      255
 (a)3,100   HealthCare Financial Partners, Inc...............       63
    8,000   Kilroy Realty Corp. REIT.........................      202
   21,000   Nationwide Financial Services, Inc. 'A'..........      558
    5,000   Paine Webber Group, Inc..........................      175
    3,400   Post Properties, Inc.............................      138
    5,100   Torchmark Corp...................................      363
   17,600   United Asset Management Co.......................      498
    5,250   Wellsford Real Properties Inc....................       58
                                                               -------
                                                                 7,682
                                                               -------
  HEALTH CARE (8.7%)
   22,500   Beckman Instruments, Inc.........................    1,086
   17,500   Bergen Brunswig Corp. 'A'........................      488
 (a)7,300   Biogen, Inc......................................      247
   13,514   Block Drug Co. 'A'...............................      591
 (a)8,800   Coherent, Inc....................................      392
(a)29,200   FPA Medical Management, Inc......................      692
 (a)5,700   Health Care & Retirement Corp....................      190
   11,100   Kinetic Concepts, Inc............................      200
 (a)7,700   Marquette Medical Systems........................      169
(a)29,200   Nellcor Puritan Bennett, Inc.....................      529
 (a)2,600   RoTech Medical Corp..............................       52
   42,300   Sullivan Dental Products, Inc....................      772
   13,600   Universal Health Services, Inc...................      524

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------
 (a)8,500   Vencor, Inc......................................  $   359
(a)18,400   Wellpoint Health Networks, Inc...................      844
                                                               -------
                                                                 7,135
                                                               -------
  INDUSTRIAL (2.0%)
    6,900   AGCO Corp........................................      248
   19,500   Barnes Group, Inc................................      578
    9,000   PACCAR, Inc......................................      418
 (a)7,800   Precision Drilling Corp..........................      377
                                                               -------
                                                                 1,621
                                                               -------
  INSURANCE (1.3%)
    6,700   Progressive Corp.................................      583
   16,600   Reliance Group Holdings, Inc.....................      197
   11,900   Western National Corp............................      319
                                                               -------
                                                                 1,099
                                                               -------
  METALS (1.7%)
   31,500   Birmingham Steel Corp............................      488
   10,300   Cleveland-Cliffs Iron Co.........................      420
    8,800   Precision Castparts Corp.........................      525
                                                               -------
                                                                 1,433
                                                               -------
  PAPER & PACKAGING (2.8%)
   16,500   Ball Corp........................................      496
(a)14,200   Owens-Illinois, Inc..............................      440
   27,500   P.H. Glatfelter Co...............................      550
   10,900   Potlatch Corp....................................      493
    8,700   Schweitzer-Mauduit International, Inc............      327
                                                               -------
                                                                 2,306
                                                               -------
  SERVICES (11.5%)
(a)42,100   AccuStaff, Inc...................................      997
   18,200   Angelica Corp....................................      319
(a)14,700   BJ Services Co...................................      788
   20,300   Bowne & Co.......................................      708
(a)25,400   CDI Corp.........................................    1,059
 (a)5,300   Data Processing Resources Corp...................      124
(a)19,000   Fiserv, Inc......................................      848
   32,000   Journal Register Co..............................      636
   22,100   New England Business Services, Inc...............      582
   26,800   Ogden Corp.......................................      583
   13,600   McClatchy Newspapers, Inc........................      399
    3,300   New York Times Co., 'A'..........................      163
   27,000   Russ Berrie & Co., Inc...........................      592
(a)13,100   TETRA Technologies, Inc..........................      324
(a)15,000   Tracor, Inc......................................      377
   14,300   True North Communications, Inc...................      354
(a)11,000   USA Waste Services, Inc..........................      425
      400   Washington Post Co. 'B'..........................      159
                                                               -------
                                                                 9,437
                                                               -------
  TECHNOLOGY (5.6%)
    8,100   Adobe Systems, Inc...............................      284
(a)10,600   Altera Corp......................................      535
    8,600   Dallas Semiconductor Corp........................      338
 (a)9,100   ESS Technology, Inc..............................      122
(a)20,700   HMT Technology Corp..............................      268
   20,400   National Computer Systems, Inc...................      543
   16,000   Park Electrochemical Corp........................      421
   21,800   Penn Engineering & Manufacturing Corp............      428
 (a)5,400   Solectron Corp...................................      378

--------------
          62
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------
  TECHNOLOGY (CONT.)
(a)17,400   Symantec Corp....................................  $   339
    7,500   Tektronix, Inc...................................      450
 (a)8,600   Teradyne, Inc....................................      338
    6,200   Vishay Intertechnology, Inc......................      179
                                                               -------
                                                                 4,623
                                                               -------
  TRANSPORTATION (2.5%)
   20,000   Air Express International Corp...................      795
   10,900   Airborne Freight Corp............................      456
   10,000   Arnold Industries, Inc...........................      170
(a)10,100   Offshore Logistics, Inc..........................      191
(a)50,000   OMI Corp.........................................      478
                                                               -------
                                                                 2,090
                                                               -------
  UTILITIES (1.1%)
    6,300   Public Service Co. (Colorado)....................      261
    5,300   SJW Corp.........................................      278
   19,600   Washington Water Power Co........................      385
                                                               -------
                                                                   924
                                                               -------
TOTAL COMMON STOCKS (COST $68,529)...........................   81,231
                                                               -------

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEMENT (3.0%)
$   2,523   Chase Securities, Inc., 5.70%, dated 6/30/97, due
              7/1/97, to be repurchased at $2,523,
              collateralized by $2,675 U.S. Treasury Bonds,
              5.625%, due 2/15/06, valued at $2,570 (COST
              $2,523)........................................  $ 2,523
                                                               -------
TOTAL INVESTMENTS (102.0%) (COST $71,052)....................   83,754
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)................   (1,667)
                                                               -------
NET ASSETS (100%)............................................  $82,087
                                                               =======

---------------

(a)   --  Non-income producing.
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust.

                                                         -----------------------
                                                                    63
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FIXED INCOME SECURITIES (86.7%)
  CORPORATE BONDS & NOTES (32.2%)
    ARGENTINA(0.8%)
$          1,500   Impsa S.A. 11.75%, 3/27/98.......................  $  1,559
                                                                      --------
    BRAZIL (2.4%)
        (e)4,800   Banco Do Brasil 9.375%, 6/15/07..................     4,788
                                                                      --------
    CANADA (0.7%)
             100   Rogers Cablesystems, 10.125%, 9/1/12.............       107
             865   Rogers Cablesystems, Series B, 10.00%, 3/15/05...       936
             250   Rogers Communications, Inc. 9.125%,
                     1/15/06........................................       252
                                                                      --------
                                                                         1,295
                                                                      --------
    COLOMBIA (0.5%)
        (n)1,225   Occidente Y Caribe 0.00%, 3/15/04................       909
                                                                      --------
    ECUADOR (1.6%)
        (e)3,000   Consorcio Ecuadoriano 14.00%, 5/1/02.............     3,188
                                                                      --------
    JAMAICA (1.1%)
           2,000   Mechala Group Jamaica, Ltd. Series B, 12.75%,
                     12/30/99.......................................     2,115
                                                                      --------
    MEXICO (3.1%)
        (e)2,000   Cemex S.A. 12.75%, 7/15/06.......................     2,318
        (e)2,000   Empresas ICA Sociedad Controladora S.A. 11.875%,
                     5/30/01........................................     2,185
        (n)2,200   Grupo Televisa S.A. 0.00%, 5/15/08...............     1,526
                                                                      --------
                                                                         6,029
                                                                      --------
    UNITED STATES (22.0%)
             795   Advanced Micro Devices 11.00%, 8/1/03............       886
             660   Amersco Inc., Series 97-A 10.00%,
                     3/15/04........................................       677
        (e)1,100   Anthem Insurance 9.00%, 4/1/27...................     1,132
          (e)870   Big Flower Press 8.875%, 7/1/07..................       855
        (n)1,350   Brooks Fiber Properties 0.00%, 3/1/06............       920
          (n)720   Brooks Fiber Properties 0.00%, 11/1/06...........       469
          (e)150   Brooks Fiber Properties 10.00%, 6/1/07...........       153
          (e)497   CA FM Lease Trust 8.50%, 7/15/17.................       509
           1,115   Cablevision Systems Corp. 9.875%,
                     5/15/06........................................     1,187
             630   Cleveland Electric Illuminating Co. 8.375%,
                     12/1/11........................................       635
          (e)850   ComcastCorp. 9.50%, 5/1/07.......................       861
             640   Courtyard By Marriott, Series B, 10.75%,
                     2/1/08.........................................       693
          (n)390   Dial Call Communications Series B, 0.00%,
                     12/15/05.......................................       306
             670   Digital Equipment Corp. 8.625%,
                     11/1/12........................................       667
             419   DR Securitized Lease Trust, Series 1993-K1, Class
                     A1, 6.66%, 8/15/10.............................       366
           1,030   DR Securitized Lease Trust, Series 1994-K1, Class
                     A1, 7.60%, 8/15/07.............................       968
             250   DR Securitized Lease Trust, Series 1994-K1, Class
                     A2, 8.38%, 8/15/15.............................       232

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
$         (n)500   Echostar Satellite Broadcast 0.00%,
                     3/15/04........................................  $    356
          (e)300   EES Coke Battery Co., Inc. 9.382%,
                     4/15/07........................................       307
             370   First Nationwide Bank 9.125%, 1/15/03............       382
          (e)365   First Nationwide Bank 10.625%, 10/1/03...........       401
             825   Gaylord Container Corp. 11.50%,
                     5/15/01........................................       868
        (e)1,280   Globalstar LP/Capital 11.375%, 2/15/04...........     1,282
           1,130   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,181
             625   HMC Acquisition Properties 9.00%,
                     12/15/07.......................................       635
          (e)785   Horseshoe Gaming L.L.C. 9.375%,
                     6/15/07........................................       795
             950   Host Marriott Travel, Series B, 9.50%, 5/15/05...       992
        (e)1,230   ISP Holdings, Inc. Series B, 9.00%, 10/15/03.....     1,272
             635   IXC Communications, Inc. 12.50%,
                     10/1/05........................................       726
          (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                     6/15/13........................................       375
          (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                     11/1/14........................................       374
             265   Kmart Corp. 7.75%, 10/1/12.......................       243
             350   Kmart Funding Corp. 8.80%, 7/1/10................       346
             188   Midland Cogeneration Ventures, Series C-91,
                     10.33%, 7/23/02................................       201
             482   Midland Cogeneration Ventures, Series C-94,
                     10.33%, 7/23/02................................       516
             305   Midland Funding II, Series A, 11.75%, 7/23/05....       353
          (e)200   Navistar Financial Corp. 9.00%, 6/1/02...........       205
        (n)2,550   Nextel Communications 0.00%, 8/15/04.............     1,951
          (n)990   Norcal Waste Systems, Inc. 13.00%,
                     11/15/05.......................................     1,124
             660   Nuevo Energy Co. 9.50%, 4/15/06..................       690
          (e)750   Outdoor Systems 8.875%, 6/15/07..................       728
             900   Paramount Communications 8.25%,
                     8/1/22.........................................       861
          (e)620   Qwest Communications International 10.875%,
                     4/1/07.........................................       673
          (e)750   Riggs Capital Trust II 8.875%, 3/15/27...........       763
             850   RJR Nabisco, Inc. 8.75%, 4/15/04.................       867
             800   SD Warren Co., Series B, 12.00%,
                     12/15/04.......................................       896
          (e)550   Sinclair Broadcast Group 9.00%, 7/15/07..........       534
             710   Snyder Oil Corp. 8.75%, 6/15/07..................       706
           1,345   Southland Corp. 5.00%, 12/15/03..................     1,143
          (e)825   Station Casinos, Inc. 9.75%, 4/15/07.............       816
      (e,n)1,990   TCI Satellite Entertainment 0.00%,
                     2/15/07........................................     1,184
           1,225   Tele-Communications Inc. 9.25%,
                     1/15/23........................................     1,275
        (n)1,975   Teleport Communications 0.00%, 7/1/07............     1,427
             880   Tenet Healthcare Corp. 8.625%, 1/15/07...........       897
             930   TLC Beatrice International Holdings 11.50%,
                     10/1/05........................................     1,045
        (e,n)350   Transamerican Energy 0.00%, 6/15/02..............       252

--------------
          64
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

    UNITED STATES (CONT.)
$          1,290   Viacom, Inc. 8.00%, 7/7/06.......................  $  1,255
             900   Vintage Petroleum 8.625%, 2/1/09.................       897
                                                                      --------
                                                                        43,310
                                                                      --------
  TOTAL CORPORATE BONDS & NOTES (COST $60,490)......................    63,193
                                                                      --------
  ASSET BACKED SECURITIES (0.8%)
    UNITED STATES (0.8%)
          (e)499   Aircraft Lease Portfolio Securitization Ltd.,
                     Series 1996-1, Class D, 12.75%, 6/15/06........       538
          (e)950   Long Beach Auto Trust 1997-1, Class B, 14.22%,
                     10/26/03.......................................       963
                                                                      --------
  TOTAL ASSET BACKED SECURITIES (COST $1,463).......................     1,501
                                                                      --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
    UNITED STATES (0.3%)
      (e,h)1,045   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                     Class S, IO, 1.64%, 11/12/21...................        94
          (e)550   First Home Mortgage Acceptance Corp., Series
                     1996-B, Class C, 7.9289%, 11/1/18..............       487
        (d,f)103   PNC Mortgage Securities Corp. Series 1995-2,
                     Class B4, REMIC, 7.50%, 9/25/25................        91
                                                                      --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $643).............       672
                                                                      --------
  EUROBONDS (16.2%)
    ARGENTINA (6.3%)
        (e)2,500   Acindar Industria Argentina 11.75%,
                     11/12/98.......................................     2,606
           3,500   Acindar Industria Argentina 11.25%,
                     2/15/04........................................     3,725
        (e)5,500   Republic of Argentina 11.75%, 2/12/07............     6,134
                                                                      --------
                                                                        12,465
                                                                      --------
    BRAZIL (5.0%)
           1,350   Comp Brazil De Projertos 12.50%,
                     12/22/97.......................................     1,377
        (h)3,000   Federative Republic of Brazil 6.94%,
                     4/15/09........................................     2,631
        (n)7,284   Federative Republic of Brazil Series C, PIK
                     8.00%, 4/15/14.................................     5,857
                                                                      --------
                                                                         9,865
                                                                      --------
    BULGARIA (2.5%)
        (h)2,250   Republic of Bulgaria Discount Bonds, 'A' 6.563%,
                     7/28/24........................................     1,659
        (h)4,500   Republic of Bulgaria Past Due Interest Bond
                     6.56%, 7/28/11.................................     3,254
                                                                      --------
                                                                         4,913
                                                                      --------
    VENEZUELA (2.4%)
        (h)5,000   Republic of Venezuela Front Loaded Interest
                     Reduction Bond, 'A' 6.75%, 3/31/07.............     4,652
                                                                      --------
  TOTAL EUROBONDS (COST $28,073)....................................    31,895
                                                                      --------

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (25.8%)
    ARGENTINA (2.0%)
$       (e)3,600   City of Buenos Aires 11.25%, 4/11/07.............  $  3,915
                                                                      --------
    BRAZIL (1.3%)
        (h)2,000   Federative Republic of Brazil Debt Conversion 'L'
                     Bond, 6.938%, 4/15/12..........................     1,655
             920   Federative Republic of Brazil 10.125%, 5/15/27...       887
                                                                      --------
                                                                         2,542
                                                                      --------
    BULGARIA (2.5%)
           8,500   Republic of Bulgaria Front Loaded Interest
                     Reduction Bond 2.25%, 7/28/12..................     4,856
                                                                      --------
    CAYMAN ISLANDS (0.9%)
   ZAR     8,000   National Financiera 17.00%, 2/26/99..............     1,763
                                                                      --------
    ECUADOR (2.5%)
$       (h)7,000   Republic of Ecuador Past Due Interest Bond, PIK,
                     6.44%, 2/28/25.................................     5,005
                                                                      --------
    IVORY COAST (1.2%)
      (e,n)6,800   Republic of Ivory Coast Front Loaded Interest
                     Reduction Bond 0.00%, 12/29/49.................     2,269
                                                                      --------
    JAMAICA (1.5%)
           3,000   Government of Jamaica 12.00%, 7/19/99............     3,000
                                                                      --------
    JORDAN (1.3%)
      (e,h)3,000   Kingdom of Jordan 6.75%, 12/23/23................     2,535
                                                                      --------
    MEXICO (2.7%)
           4,800   United Mexican States 11.375%, 9/15/16...........     5,399
                                                                      --------
    PERU (4.3%)
     (e,h)14,200   Republic of Peru Front Loaded Interest Reduction
                     Bond 3.25%, 3/7/17.............................     8,484
                                                                      --------
    RUSSIA (3.7%)
        (e)6,764   Ministry of Finance Tranche IV GDR 3.00%,
                     5/14/03........................................     4,539
        (e)5,000   Ministry of Finance Tranche VI GDR 3.00%,
                     5/14/06........................................     2,715
                                                                      --------
                                                                         7,254
                                                                      --------
    VENEZUELA (1.9%)
           4,000   Republic of Venezuela Discount Bond 'L', 6.75%,
                     12/18/07.......................................     3,712
                                                                      --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $47,427)..................................................    50,734
                                                                      --------
  LOAN AGREEMENTS (7.9%)
    ALGERIA (2.9%)
      (h,r)6,500   Algeria Reprofiled Loan Agreement, 'A', 7.25%,
                     12/31/00.......................................     5,700
                                                                      --------
    GABON (2.6%)
        (h)6,217   Republic of Gabon Syndicated Loan, 6.69%,
                     4/1/04.........................................     5,067
                                                                      --------

                                                         -----------------------
                                                                    65
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
    IVORY COAST (1.9%)
$            750   Republic of Ivory Coast Syndicated Loan, Zero
                     Coupon, 12/31/00...............................  $    315
   FRF    35,644   Republic of Ivory Coast Syndicated Loan, Zero
                     Coupon, 12/31/00...............................     2,874
    DEM    2,210   Republic of Ivory Coast Syndicated Loan, Zero
                     Coupon, 12/31/00...............................       532
                                                                      --------
                                                                         3,721
                                                                      --------
    JAMAICA (0.5%)
$       (h)1,000   Republic of Jamaica Syndicated Loan, 6.63%,
                     12/1/05........................................       930
                                                                      --------
  TOTAL LOAN AGREEMENTS (COST $14,313)..............................    15,418
                                                                      --------
  YANKEE BONDS (3.5% )
    ARGENTINA (1.6%)
           1,850   Bridas Corp. 12.50%, 11/15/99....................     2,028
           1,000   Metrogas S.A., Series A, 12.00%, 8/15/00.........     1,115
                                                                      --------
                                                                         3,143
                                                                      --------
    BRAZIL (1.7%)
           3,000   Tevecap S.A. 12.625%, 11/26/04...................     3,244
                                                                      --------
    MEXICO (0.2%)
             400   Grupo Industrial Durango 12.625%,
                     8/1/03.........................................       450
                                                                      --------
  TOTAL YANKEE BONDS (COST $6,240)..................................     6,837
                                                                      --------
TOTAL FIXED INCOME SECURITIES (COST $158,649).......................   170,250
                                                                      --------


          SHARES
------------------------------------------------------------------------------

EQUITY SECURITIES (1.8%)
  PREFERRED STOCK (1.5%)
    UNITED STATES (1.5%)
        (e)5,610   Sinclair Capital 11.625%.........................       595
           2,084   Time Warner, Inc., 'M', PIK 10.25%...............     2,287
                                                                      --------
                                                                         2,882
                                                                      --------
  CONVERTIBLE PREFERRED STOCK (0.3%)
    UNITED STATES (0.3%)
           6,800   TCI Communications, Inc. 5.00%, 7/31/06..........       704
                                                                      --------
NO. OF WARRANTS
  WARRANTS (0.0%)
    COLOMBIA (0.0%)
        (a)4,900   Occidente Y Caribe, expiring 3/15/04.............        --
                                                                      --------
TOTAL EQUITY SECURITIES (COST $3,372)...............................     3,586
                                                                      --------


            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

STRUCTURED INVESTMENT (3.4%)
    BRAZIL (3.4%)
$       (f)8,000   Salomon Bros. Federative Republic of Brazil
                     Credit Linked Enhanced Access Note 9.00%,
                     1/5/99 (COST $6,844)...........................  $  6,768
                                                                      --------
TOTAL FOREIGN AND U.S. SECURITIES (91.9%) (COST $168,865)...........   180,604
                                                                      --------
SHORT-TERM INVESTMENTS (7.7%)
  DISCOUNT NOTES (6.1%)
    BULGARIA (3.7%)
       (v)12,750   Republic of Bulgaria Stripped Discount Notes,
                     6.5625%, 8/20/97...............................     7,329
                                                                      --------
    ECUADOR (1.7%)
        (v)6,000   Republic of Ecuador Stripped Discount Notes,
                     6.4375%, 9/29/97...............................     3,311
                                                                      --------
    MEXICO (0.7%)
        (v)1,750   United Mexican States Stripped Discount Notes,
                     6.375%, 9/9/97.................................     1,268
                                                                      --------
  TOTAL DISCOUNT NOTES..............................................    11,908
                                                                      --------
  REPURCHASE AGREEMENT (1.6%)
           3,146   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                     7/1/97, to be repurchased at $3,146
                     collateralized by $3,330, U.S. Treasury Bonds,
                     5.625%, due 2/15/06, valued at $3,200..........     3,146
                                                                      --------
TOTAL SHORT-TERM INVESTMENTS (COST $13,042).........................    15,054
                                                                      --------
TOTAL INVESTMENTS (99.6%) (COST $181,907)...........................   195,658
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)........................       830
                                                                      --------
NET ASSETS (100%)...................................................  $196,488
                                                                      ========

---------------

(a)   --  Non-income producing.
(d)   --  Security is valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1997 was $6,859 or 3.49% of net assets (Total cost $6,926).
(h)   --  Variable/floating rate security -- rate disclosed is as of June 30,
          1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
(r)   --  Issuer is making partial interest payments.
(v)   --  Yield at time of purchase.
DEM   --  Deutsche Mark
FRF   --  French Franc
GDR   --  Global Depositary Receipt
IO    --  Interest Only.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
REMIC  -- Real Estate Mortgage Investment Conduit
ZAR   --  South African Rand

--------------
          66
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

  SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $  82,630        42.1%
Loan Agreements.......................................................................     15,418         7.9
Materials.............................................................................     12,074         6.1
Services..............................................................................     10,924         5.5
Telecommunications....................................................................     10,746         5.5
Finance...............................................................................     10,522         5.3
Broadcast--Radio & Television.........................................................      8,247         4.2
Multi-Industry........................................................................      7,065         3.6
Structured Investment.................................................................      6,768         3.4
Consumer Goods........................................................................      5,065         2.6
Capital Equipment.....................................................................      2,310         1.2
Collateralized Mortgage Obligations & Asset Backed Securities.........................      2,173         1.1
Utilities.............................................................................      1,705         0.9
Energy................................................................................      1,648         0.8
Technology............................................................................      1,554         0.8
Insurance.............................................................................      1,132         0.6
Transportation........................................................................        623         0.3
                                                                                        ---------       -----
                                                                                        $ 180,604        91.9%
                                                                                        =========       =====

                                                         -----------------------
                                                                    67
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
COMMON STOCKS (78.8%)
  ARGENTINA (6.9%)
     (a)604,405   Acindar..........................................  $  1,548
        216,577   Banco del Suquia.................................       843
      (a)15,557   Disco ADR........................................       616
          5,499   Quilmes ADR......................................        56
         39,015   Quilmes Industrial ADR...........................       454
        269,077   Siderar 'A'......................................     1,103
      (e)10,470   Siderar ADR......................................       340
          8,585   Telecom Argentina ADR............................       451
         36,271   Telefonica de Argentina ADR......................     1,256
         50,695   YPF ADR..........................................     1,559
                                                                     --------
                                                                        8,226
                                                                     --------
  BRAZIL (29.6%)
         84,100   Brahma ADR.......................................     1,288
         23,059   CEMIG ADR........................................     1,161
         (e)683   CEMIG ADR........................................        35
   (a)9,835,918   CRT 'A'..........................................    14,800
         12,910   CVRD ADR.........................................       288
      8,850,000   Eletrobras.......................................     4,949
         63,195   Eletrobras ADR...................................     1,763
         10,020   Eletrobras 'B' ADR...............................       298
     19,723,000   Ericsson Telecomunicacoes........................     1,172
        780,000   Iven.............................................       533
      1,317,000   Lightpar.........................................       525
      (e)10,410   Lojas Arupua ADR.................................       173
         30,050   Pao de Acucar ADR................................       689
     17,568,000   Telebras.........................................     2,382
         27,081   Telebras ADR.....................................     4,110
         30,250   Unibanco GDR.....................................     1,123
                                                                     --------
                                                                       35,289
                                                                     --------
  CHILE (8.2%)
         20,250   Andina 'B' ADR...................................       423
         76,455   CCU ADR..........................................     1,677
         51,085   Chilectra ADR....................................     1,470
         14,793   Enersis ADR......................................       526
      (a)32,805   Quinenco ADR.....................................       607
        139,263   Santa Isabel ADR.................................     4,492
         30,360   Unimarc ADR......................................       569
                                                                     --------
                                                                        9,764
                                                                     --------
  COLOMBIA (2.0%)
      2,676,443   Banco de Colombia................................       981
        193,250   Bavaria..........................................     1,387
                                                                     --------
                                                                        2,368
                                                                     --------
  MEXICO (27.2%)
     (a)272,607   Banacci 'B'......................................       701
     (a)166,310   Banacci 'L'......................................       388
     (a)399,810   Bancomer 'B'.....................................       193
    (a,e)14,306   Bancomer 'B' ADR.................................       139
     (a)448,015   Banorte 'B'......................................       467
         85,398   Carso 'A1'.......................................       595
        552,354   Cemex CPO........................................     2,402
         28,435   Cemex CPO ADR....................................       247
        112,980   Cemex 'B'........................................       553
        102,320   Cemex 'B' ADR....................................       985
         70,645   Cifra 'B'........................................  $    132
         86,907   Cifra 'B' ADR....................................       159
        111,590   Cifra 'C'........................................       179
         24,155   Coca-Cola Femsa ADR..............................     1,247
           (a)1   Desc ADR.........................................        --
      (e)23,400   FEMSA ADR........................................       139
      1,059,645   FEMSA 'B'........................................     6,319
         38,250   Grupo Modelo 'C'.................................       265
         16,065   Hylsamex GDR.....................................       480
      1,278,645   Kimberly 'A'.....................................     5,126
        175,725   Maseca 'B'.......................................       192
         60,750   Maseca 'B' ADR...................................     1,002
         22,025   Panamco..........................................       724
        462,930   Soriana 'B'......................................     1,164
      (a)29,265   TAMSA ADR........................................       540
         96,075   Telemex ADR......................................     4,588
     (a)114,849   Televisa CPO ADR.................................     3,489
                                                                     --------
                                                                       32,415
                                                                     --------
  PERU (2.0%)
         66,725   Banco Weise ADR..................................       433
          8,010   Credicorp Ltd....................................       176
        431,857   Ferreyros........................................       497
         21,140   Luz Del Sur......................................        25
         46,200   Tel Peru 'B' ADR.................................     1,210
                                                                     --------
                                                                        2,341
                                                                     --------
  VENEZUELA (2.9%)
         35,632   CANTV ADR........................................     1,537
      1,139,084   Electricidad de Caracas..........................     1,825
          7,785   Mavesa ADR.......................................        79
                                                                     --------
                                                                        3,441
                                                                     --------
TOTAL COMMON STOCKS (COST $81,747).................................    93,844
                                                                     --------
PREFERRED STOCKS (17.7%)
  BRAZIL (NON-VOTING STOCKS) (17.7%)
 (a,d)8,115,000   Banco Nacional...................................        --
      3,012,000   Brahma...........................................     2,294
     77,444,200   CEMIG............................................     3,992
      3,397,000   Coteminas........................................     1,325
      3,163,771   CPFL.............................................       526
         41,187   CVRD.............................................       911
    (a,d)31,997   CVRD 'B' ADR.....................................        --
      1,572,000   Eletrobras 'B'...................................       937
     56,805,300   Lojas Arapua.....................................       923
     24,618,000   Lojas Renner.....................................     1,262
     13,872,000   Petrobras........................................     3,853
     33,506,383   Telebras.........................................     5,082
                                                                     --------
TOTAL PREFERRED STOCKS (COST $19,314)..............................    21,105
                                                                     --------


         NO. OF
         RIGHTS
-----------------------------------------------------------------------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
         (a)121   Lojas Arapua, expiring 12/31/97 (COST $0)........        --
                                                                     --------
TOTAL FOREIGN SECURITIES (96.5%) (COST $101,061)...................   114,949
                                                                     --------

--------------
          68
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$         4,769   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                    7/1/97, to be repurchased at $4,770,
                    collateralized by $5,050 U.S. Treasury Bonds,
                    5.625%, due 2/15/06, valued at $4,852 (COST
                    $4,769)........................................  $  4,769
                                                                     --------
TOTAL INVESTMENT IN SECURITIES (100.5%) (COST $105,830)............   119,718
                                                                     --------
FOREIGN CURRENCY (0.1%)
    ARP      14   Argentine Peso...................................        15
   COP   37,481   Colombian Peso...................................        34
    MXP     740   Mexican Peso.....................................        93
   VEB    2,254   Venezuelan Bolivar...............................         5
                                                                     --------
TOTAL FOREIGN CURRENCY (COST $147).................................       147
                                                                     --------

                                                                        VALUE
                                                                        (000)
-----------------------------------------------------------------------------

TOTAL INVESTMENTS (100.6%) (COST $105,977).........................  $119,865
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)......................      (805)
                                                                     --------
NET ASSETS (100%)..................................................  $119,060
                                                                     ========

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Telecommunications......................  $ 35,415      29.7%
Energy..................................    22,894      19.2
Consumer Goods..........................    17,771      14.9
Materials...............................    14,522      12.2
Services................................    12,829      10.8
Finance.................................     5,446       4.6
Capital Equipment.......................     3,075       2.6
Multi-Industry..........................     2,997       2.5
                                          --------       ---
                                          $114,949      96.5%
                                          ========      ====

                                                         -----------------------
                                                                    69
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
COMMON STOCKS (82.4%)
  ARGENTINA (2.4%)
        (a)12,975   Nortel Inversora ADR.............................  $    352
           36,212   Quilmes ADR......................................       371
           10,847   Telecom Argentina ADR............................       569
           81,130   Telefonica Argentina ADR.........................     2,809
           35,145   YPF ADR..........................................     1,081
                                                                       --------
                                                                          5,182
                                                                       --------
  BRAZIL (6.3%)
           77,330   Brahma ADR.......................................     1,184
       (a,e)2,140   Celesc GDS.......................................       297
       (a)389,600   CRT 'A'..........................................       586
            5,020   CVRD ADR.........................................       112
        5,517,000   Eletrobras.......................................     3,085
            9,140   Eletrobras ADR...................................       271
           35,990   Eletrobras ADR...................................     1,004
          927,000   Lightpar.........................................       369
        (e)14,225   Lojas Arupua ADR.................................       236
            1,960   Pao de Acucar....................................        45
        (e)14,961   Pao de Acucar ADR................................       340
        9,198,000   Telebras.........................................     1,247
           20,845   Telebras ADR.....................................     3,163
       (a)550,397   Telesp...........................................       162
           34,420   Unibanco GDR.....................................     1,278
                                                                       --------
                                                                         13,379
                                                                       --------
  CHILE (0.6%)
           16,645   CCU ADR..........................................       365
            8,290   Enersis ADR......................................       295
           18,649   Santa Isabel ADR.................................       601
                                                                       --------
                                                                          1,261
                                                                       --------
  CHINA (0.3%)
          412,000   Guangshen Railway Co. Ltd. 'H'...................       181
            6,000   Guangshen Railway Co. Ltd. ADR...................       131
          696,000   Zhenhai Refining & Chemical Co., Ltd.............       252
                                                                       --------
                                                                            564
                                                                       --------
  COLOMBIA (0.0%)
          215,412   Banco de Colombia................................        79
                                                                       --------
  EGYPT (1.5%)
            7,916   Ameriyah Cement Co...............................       193
           34,430   Commercial International Bank....................       720
        (a)24,250   Commercial International Bank GDR................       506
            9,170   Eastern Tobacco..................................       232
         (a)1,895   Egypt American Bank..............................        75
            5,775   Egyptian Finance & Industrial....................       345
           10,800   General Silo Storage.............................       281
           10,475   Helwan Portland Cement...........................       222
            3,200   Madinet Housing & Development....................       226
            1,950   North Cairo Flour Mills..........................       102
            7,375   Tora H. Portland Cement..........................       187
                                                                       --------
                                                                          3,089
                                                                       --------
  HONG KONG (2.5%)
           82,000   Cheung Kong Holdings Ltd.........................       810
       (a)338,000   China Everbright Ltd. -- IHD Pacific Ltd.........     1,010
          778,000   China Resources Beijing Land.....................       577
          272,000   China Resources Enterprises Ltd..................     1,334
           50,000   Hutchison Whampoa Ltd............................       432
           68,000   New World Development Co., Ltd...................  $    406
          130,000   Shanghai Industrial Holdings Ltd.................       809
                                                                       --------
                                                                          5,378
                                                                       --------
  HUNGARY (0.4%)
         (a)3,601   BorsodChem Rt. GDR...............................       140
        (a)16,416   MOL Magyar Olaj-es Gazipari Rt. GDR..............       365
            1,790   Pannonplast Rt...................................        90
        (a)12,850   Tiszai Vegyi Kombinat Rt. GDR....................       220
                                                                       --------
                                                                            815
                                                                       --------
  INDIA (9.2%)
          413,150   Automotive Axles Ltd.............................       548
          181,400   Bharat Heavy Electricals Ltd.....................     1,960
           12,369   Century Textiles & Industries GDR................       656
        (a)75,000   Container Corp. of India Ltd.....................     1,095
               50   E.I.D. Parry Ltd. GDR............................        --
       (e)150,000   E.I.D. Parry Ltd. GDR............................       375
          201,600   Great Eastern Shipping GDR.......................     1,613
          100,000   Gujarat Ambuja Cement GDR........................     1,163
          214,816   Gujarat Narmada Valley Fertilizers Co., Ltd.
                      GDR............................................       537
          504,000   Hindustan Development Corp. Ltd. GDR.............       126
           24,400   Hoechst Shering Agrevo Ltd.......................       460
           12,500   Housing Development Finance Corp., Ltd...........     1,426
           75,000   India Cements Ltd. GDR...........................       244
           13,700   Indian Rayon & Industries GDR....................       173
     (d,e)108,750   Indo Rama Synthetics Ltd. GDR....................       544
          152,000   ITC Ltd..........................................     2,389
          145,000   ITC Ltd. GDS.....................................     2,647
            4,320   JCT Ltd. GDR.....................................         7
           (e)160   JCT Ltd. GDR.....................................        --
          230,750   JK Corp. GDR.....................................       121
          150,000   Mahanagar Telephone Nigam, Ltd...................     1,273
           50,000   Mahindra & Mahindra Ltd. GDR.....................       744
          100,000   Philips India Ltd................................       243
           21,150   Rane Madras Ltd..................................       151
        (a)27,750   Raymond Ltd. GDR.................................       120
       (a)280,000   Sanghi Polyester Ltd. GDR........................       147
          317,000   SIV Industries GDR...............................       127
          302,600   Tube Investments of India Ltd. GDR...............       265
           60,550   United Phosphorus Ltd. GDR.......................       394
                                                                       --------
                                                                         19,548
                                                                       --------
  INDONESIA (4.7%)
       (a)648,000   Astra International (Foreign)....................     2,664
   (a,d)1,424,202   Bank International Indonesia (Foreign)...........     1,230
     (d)1,998,000   Bank Negara Indonesia (Foreign)..................     1,273
       (d)456,500   Bimantara Citra (Foreign)........................       798
       (d)248,000   Gudang Garam (Foreign)...........................     1,040
     (a,d)309,000   Hanjaya Mandala Sampoerna (Foreign)..............     1,179
       (d)501,203   Indah Kiat Pulp & Paper (Foreign)................       294
     (a,d)226,800   Indofood Sukses Makmur (Foreign).................       522
     (a,d)476,000   Matahari Putra Prima (Foreign)...................       959
           99,000   Mayora Indah (Foreign)...........................        56
           41,000   Putra Surya Multidana (Foreign)..................        65
                                                                       --------
                                                                         10,080
                                                                       --------
  ISRAEL (2.1%)
       (a)112,600   Bank Hapoalim Ltd................................       234
                1   Elbit Medical Imaging Ltd........................        --
           37,500   Elbit Systems Ltd................................       448

--------------
          70
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  ISRAEL (CONT.)
              680   First International Bank of Israel Ltd. '1'......  $     98
              893   First International Bank of Israel Ltd. '5'......       688
            8,600   Koor Industries Ltd..............................       761
           16,500   Koor Industries Ltd. ADR.........................       291
           91,800   Osem Investment Ltd..............................       487
          467,800   Super Sol Ltd....................................     1,501
                                                                       --------
                                                                          4,508
                                                                       --------
  KOREA (6.0%)
           37,900   Cho Hung Bank Co., Ltd. GDR......................       275
           15,195   Cho Hung Bank Co., Ltd. (Foreign)................       101
        (a)19,760   Hansol Paper Co..................................       501
           (a)657   Hanwha Chemical Corp.............................         5
      (a,d)47,810   Housing & Commercial Bank, Korea.................       892
        (a)30,592   Hyundai Engineering & Construction Co.
                      (Foreign)......................................       785
      (a,d)31,292   Kookmin Bank.....................................       577
        (a)37,775   Kookmin Bank GDR.................................       798
           45,097   Korea Electric Power Corp........................     1,346
           25,600   Korea Exchange Bank..............................       169
           13,920   LG Information & Communication Ltd...............     1,724
           11,070   Pohang Iron & Steel Co., Ltd. ADR................       354
        (d)10,026   Pohang Iron & Steel Co., Ltd.....................     1,027
      (a,e)16,184   Samsung Electronics Co. GDS (New)................       908
        (d)23,691   Samsung Electronics Co. (Foreign)................     2,652
        (d)49,945   Shinhan Bank Co., Ltd. (Foreign).................       724
                                                                       --------
                                                                         12,838
                                                                       --------
  MALAYSIA (1.1%)
          214,000   Commerce Asset Holdings Bhd......................       564
          125,000   Genting Bhd......................................       599
           52,000   Rashid Hussain Bhd...............................       330
          174,000   Resorts World Bhd................................       524
           45,000   United Engineers Bhd.............................       324
                                                                       --------
                                                                          2,341
                                                                       --------
  MEXICO (11.0%)
           44,710   Apasco...........................................       320
       (a)266,176   Banacci 'B'......................................       685
       (a)193,888   Banacci 'L'......................................       453
          600,692   Bancomer 'B'.....................................       290
      (a,e)93,470   Bancomer 'B' ADR.................................       911
          103,755   Carso 'A1'.......................................       723
           29,110   Carso ADR........................................       410
          293,969   Cemex CPO........................................     1,279
           63,369   Cemex CPO ADR....................................       550
           64,440   Cemex 'B'........................................       315
           87,780   Cemex 'B' ADR....................................       845
           15,004   Cifra 'A'........................................        28
          122,675   Cifra 'C'........................................       196
           15,226   Desc ADR.........................................       443
          851,140   FEMSA 'B'........................................     5,076
        (a)36,726   Gruma 'B'........................................       170
       (a,e)3,953   Gruma ADR........................................        73
          299,297   Kimberly 'A'.....................................     1,200
          107,474   Maseca 'B'.......................................       118
          125,040   Telemex 'L' ADR..................................     5,971
       (a)113,787   Televisa CPO GDR.................................     3,457
                                                                       --------
                                                                         23,513
                                                                       --------
  PAKISTAN (3.3%)
        1,042,000   Fauji Fertilizer Co., Ltd........................  $  2,049
       (a)453,400   Hub Power Co.....................................       459
       (a)181,500   Karachi Electric.................................        54
       (a)150,000   Nishat Mills Ltd.................................        74
           96,870   Pakistan State Oil Co., Ltd......................       780
        3,492,500   Pakistan Telecommunication Co....................     2,657
     (a)1,300,850   Sui Northern Gas Pipelines.......................     1,022
                                                                       --------
                                                                          7,095
                                                                       --------
  PERU (0.5%)
           39,045   Tele Peru 'B' ADR................................     1,022
                                                                       --------
  POLAND (1.5%)
        (a)16,340   Agros Holdings S.A. 'D'..........................       413
         (a)8,300   Bank of Handlowy W Warszawie S.A.................        88
           12,500   Bank Rozwoju Eksportu S.A........................       262
         (a)6,436   Bank Slaski S.A..................................       460
          223,822   Big Bank Inicjatyw...............................       269
           15,750   Debica S.A.......................................       324
            1,800   E. Wedel S.A.....................................        97
           77,100   Elektrim S.A.....................................       671
        (a)34,700   Exbud S.A........................................       350
           94,000   Polifarb Wroclaw S.A.............................       352
                                                                       --------
                                                                          3,286
                                                                       --------
  RUSSIA (7.6%)
    (a)11,618,000   Edinaya Energetiches.............................     4,205
        (a)23,900   Gazprom ADR......................................       396
     (a)1,622,000   Irkutskenergo....................................       552
       (a)110,000   Lukoil Holdings Co...............................     2,159
        (a)14,000   Lukoil Holdings Co. ADR..........................     1,105
     (a)1,377,000   Moscow Energy (Mosenergo)........................     1,929
       (a)354,200   Rostelekom.......................................     1,374
       (a,d,f)600   Storyfirst Communications........................     1,500
           42,000   Surgutneftegaz ADR...............................     2,248
         (a)6,000   Tatneft ADR......................................       639
                                                                       --------
                                                                         16,107
                                                                       --------
  SINGAPORE (0.4%)
       (a)223,200   Want Want Holdings...............................       741
                                                                       --------
  SOUTH AFRICA (7.1%)
           43,200   Amalgamated Banks of South Africa................       310
          110,800   Barlow Ltd.......................................     1,205
           33,502   Bidvest Group Ltd................................       258
           13,300   De Beers Centenary AG............................       491
            4,100   Dreifontein Consolidation Ltd....................        28
          146,500   Ellerine Holdings, Ltd...........................     1,043
          106,800   First National Bank Holdings, Ltd................       918
        (a)11,058   Foodcorp Limited.................................        84
          300,600   Gencor Ltd.......................................     1,385
          182,400   Illovo Sugar Ltd.................................       418
           98,600   Malbak Ltd.......................................       156
            2,454   New Clicks Holdings Ltd..........................         3
           90,000   Persetel Holdings Ltd............................       633
          246,000   Rembrandt Group Ltd..............................     2,624
          241,700   Reunert Ltd......................................       828
          349,100   Sasol Ltd........................................     4,578
           16,258   South African Druggists Ltd......................       136
                                                                       --------
                                                                         15,098
                                                                       --------

                                                         -----------------------
                                                                    71
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  TAIWAN (4.0%)
       (a)254,000   Acer, Inc........................................  $    914
       (a)202,500   Asustek Computer, Inc............................     2,681
        (a)98,000   China Development Corp...........................       506
       (a)383,500   Compal Electronics, Inc..........................     1,517
          827,000   Far Eastern Textile, Ltd.........................     1,300
          153,690   Formosa Plastics Corp............................       370
       (a)203,740   Kuoyang Construction.............................       491
          203,000   Siliconware Precision Industries Co..............       686
                                                                       --------
                                                                          8,465
                                                                       --------
  THAILAND (4.8%)
           32,000   Advanced Information Services Co. Ltd............       279
          125,100   Advanced Information Services Co., Ltd.
                      (Foreign)......................................       893
          356,500   Bangkok Bank Co., Ltd. (Foreign).................     2,450
            5,000   Banpu Public Co., Ltd (Foreign)..................        73
           88,700   Central Pattana Public Co., Ltd..................       123
          127,000   Industrial Finance (Foreign).....................       162
        (a)19,000   Lanna Lignite Public Co., Ltd....................       134
            3,000   Lanna Lignite Public Co., Ltd (Foreign)..........        20
           95,000   National Finance & Securities Co.................        60
          183,000   National Finance & Securities Co., Ltd.
                      (Foreign)......................................       115
          201,700   National Petrochemical Public Co., Ltd...........       206
        (d)30,700   National Petrochemical Public Co., Ltd.
                      (Foreign)......................................        31
            5,000   Shinawatra Computer Co. Ltd......................        35
       (d)126,440   Shinawatra Computer Co., Ltd. (Foreign)..........       874
           15,550   Siam Cement Co., Ltd. (Foreign)..................       269
          324,800   Siam Commercial Bank Co. Ltd. (Foreign)..........     1,329
       (a)537,300   Thai Farmers Bank Public Co., Ltd (Foreign)......     2,282
           43,000   Tipco Asphalt Public Company Ltd.................       224
          141,000   United Communication Industry....................       582
         (d)9,000   United Communication Industry (Foreign)..........        37
                                                                       --------
                                                                         10,178
                                                                       --------
  TURKEY (4.1%)
        5,388,750   Arcelik A.S......................................       726
        5,306,500   Bossa Ticaret ve Sanayii Isletmeleri A.S.........       120
        1,545,750   Ege Biracilik Ve Malt Sanayii....................       359
        5,670,000   Erciyas Biracilik Ve Malt Sanayii................       678
       12,391,000   Eregli Demir Ve Celik Fabrikalari A.S............     2,065
        1,333,000   Guney Biraculik Ve Malt Sana.....................        75
    (a)53,109,383   Turkiye Garanti Bankasi..........................     2,002
     (a)4,075,000   Vestel Elektronik Sanayii ve Ticaret A.S.........       228
   (a)105,904,330   Yapi Ve Kredi Bankasi A.S........................     2,424
                                                                       --------
                                                                          8,677
                                                                       --------
  VENEZUELA (0.2%)
           75,000   C.A. La Electricidad de Caracas..................       120
            9,195   CANTV ADR........................................       397
                                                                       --------
                                                                            517
                                                                       --------
  ZIMBABWE (0.8%)
          550,450   Delta Corp.......................................       845
          339,900   Meikles Africa Ltd...............................       836
                                                                       --------
                                                                          1,681
                                                                       --------
TOTAL COMMON STOCKS (COST $160,489)..................................
                                                                        175,442
                                                                       --------
PREFERRED STOCKS (11.0%)
  BRAZIL (NON-VOTING STOCKS) (10.5%)
       41,968,584   Banco Bradesco...................................  $    423
  (a,d)11,156,000   Banco Nacional...................................         1
        4,609,099   Brahma...........................................     3,511
       65,899,110   CEMIG............................................     3,397
           31,430   CEMIG ADR........................................     1,582
     (a)3,780,500   CRT..............................................     5,689
        1,256,000   Coteminas........................................       490
        1,697,000   Eletrobras 'B'...................................     1,012
        1,948,200   Itaubanco........................................     1,091
       12,437,000   Lojas Arapua S.A.................................       202
        6,448,000   Lojas Renner S.A.................................       331
     (a)4,660,000   Pao de Acucar....................................       106
        8,858,000   Petrobras........................................     2,460
       11,381,390   Telebras.........................................     1,726
          734,661   Telesp...........................................       240
                                                                       --------
                                                                         22,261
                                                                       --------
  RUSSIA (0.5%)
       (a)450,000   Rostelekom.......................................     1,125
                                                                       --------
TOTAL PREFERRED STOCKS (COST $18,578)................................    23,386
                                                                       --------
INVESTMENT COMPANIES (1.4%)
  UNITED STATES (1.4%)
        (g)34,265   Morgan Stanley Africa Investment Fund, Inc.......       612
     (a,g)186,045   Morgan Stanley India Investment Fund, Inc........     2,407
                                                                       --------
TOTAL INVESTMENT COMPANIES (COST $2,379).............................     3,019
                                                                       --------

           NO. OF
           RIGHTS
-------------------------------------------------------------------------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
     (a,d)130,370   CRT..............................................        30
                                                                       --------
  INDONESIA (0.0%)
     (a,d)451,083   Indah Kiat Pulp & Paper, expiring 7/11/02........        79
                                                                       --------
  MALAYSIA (0.0%)
      (a,d)42,800   Commerce Asset Holdings Bhd., expiring 7/23/97...         3
            (a,d)   Rashid Hussain Bhd., expiring 12/31/02...........        --
                                                                       --------
TOTAL RIGHTS (COST $0)...............................................       112
                                                                       --------

           NO. OF
         WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.1%)
  INDONESIA (0.0%)
       (a)126,596   Bank International Indonesia, expiring 1/17/00...        49
      (a,d)80,192   Indah Kiat Pulp & Paper, expiring 7/11/02........        14
                                                                       --------
                                                                             63
                                                                       --------
  MALAYSIA (0.0%)
      (a,d)26,750   Commerce Asset Holdings Bhd., expiring 7/23/97...        --
                                                                       --------

--------------
          72
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

           NO. OF                                                         VALUE
         WARRANTS                                                         (000)
-------------------------------------------------------------------------------
  THAILAND (0.1%)
        (a)88,000   Thai Farmers Bank Public Co., Ltd, expiring
                      9/30/99........................................  $     26
       (a)102,487   Thai Farmers Bank Public Co., Ltd, expiring
                      9/15/02........................................        45
                                                                       --------
                                                                             71
                                                                       --------
TOTAL WARRANTS (COST $120)...........................................       134
                                                                       --------

             FACE
           AMOUNT
            (000)

-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (0.4%)
  BULGARIA (0.4%)
$          (n)750   Bulgaria Front Loaded Interest Reduction Bond,
                      'A' 2.25%, 7/28/24.............................       428
              400   Bulgaria Discount Bonds, 'A' (Euro) 6.563%,
                      7/28/24........................................       295
                                                                       --------
TOTAL FOREIGN GOVERNMENT BONDS (COST $495)...........................       723
                                                                       --------
CONVERTIBLE DEBENTURE (0.1%)
  INDIA (0.0%)
           (a)120   Tata Iron & Steel Co. 2.25%, 4/1/99..............       112
                                                                       --------
  SOUTH AFRICA (0.1%)
        (a)14,600   Sasol 8.50%, 12/15/2099..........................       182
                                                                       --------
TOTAL CONVERTIBLE DEBENTURES (COST $306).............................       294
                                                                       --------
TOTAL FOREIGN SECURITIES (95.4%) (COST $182,367).....................   203,110
                                                                       --------
SHORT-TERM INVESTMENT (4.7%)
    REPURCHASE AGREEMENT (4.7%)
            9,936   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                      7/1/97, to be repurchased at $9,938,
                      collateralized by $10,520 U.S. Treasury Bonds,
                      5.625%, due 2/15/06, value at $10,108 (COST
                      $9,936)........................................     9,936
                                                                       --------
TOTAL INVESTMENT IN SECURITIES (100.1%) (COST $192,303)..............   213,046
                                                                       --------


           AMOUNT                                                         VALUE
            (000)                                                         (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY (1.6%)
   ARP         14   Argentine Peso...................................  $     14
   BRL        745   Brazilian Real...................................       692
  COP       7,025   Colombian Peso...................................         6
   EGP          6   Egyptian Pound...................................         2
   HKD        356   Hong Kong Dollar.................................        46
  INR      60,094   Indian Rupee.....................................     1,679
  IDR     147,154   Indonesian Rupiah................................        61
    MYR        27   Malaysian Ringgit................................        11
   MXP        245   Mexican Peso.....................................        31
   PHP        343   Philippine Peso..................................        13
   PLZ        954   Polish Zloty.....................................       290
   ZAR          4   South African Rand...............................         1
   KRW     91,547   South Korean Won.................................       103
   TWD      9,787   Taiwan Dollar....................................       352
   THB      4,960   Thai Baht........................................       191
  TRL   2,088,265   Turkish Lira.....................................        14
   VEB     12,177   Venezuelan Bolivar...............................        25
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $3,537).................................     3,531
                                                                       --------
TOTAL INVESTMENTS (101.7%) (COST $195,840)...........................   216,577
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)........................    (3,631)
                                                                       --------
NET ASSETS (100%)....................................................  $212,946
                                                                       ========

---------------

(a)   --  Non-income producing.
(d)   --  Securities valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1997 was $1,500 or 0.70% of net assets (Total cost $1,500).
(g)   --  The Fund is advised by an affiliate.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

                                                         -----------------------
                                                                    73
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                            IN EXCHANGE
 TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
------------  ---------  -----------  ------------  ---------  -----------------
$       344   $     344      7/1/97     ZAR  1,552  $     342      $      (2)
$       182         182      7/1/97      ZAR   823        181             (1)
$       303         303      7/2/97     THB  7,841        303             --
 THB 10,728         407     8/18/97   $        400        400             (7)
 THB 50,782       1,925     8/18/97   $      1,900      1,900            (25)
$       925         925     8/19/97     THB 24,929        945             20
 THB 54,917       2,081     8/19/97   $      2,040      2,040            (41)
 THB 42,767       1,602     9/16/97   $      1,613      1,613             11
 THB 76,873       2,881     9/16/97   $      2,897      2,897             16
              ---------                             ---------      ---------
              $  10,650                             $  10,621      $     (29)
              =========                             =========      =========


---------------

THB   --  Thai Baht
ZAR   --  South African Rand

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Consumer Goods...............................................................  $  41,477         19.4%
Services.....................................................................     40,458         19.0
Finance......................................................................     35,032         16.5
Energy.......................................................................     25,925         12.2
Multi-Industry...............................................................     20,185          9.5
Materials....................................................................     20,033          9.4
Capital Equipment............................................................     19,249          9.0
Foreign Government Bonds.....................................................        723          0.4
Gold Mines...................................................................         28          0.0
                                                                               ---------         ----
                                                                               $ 203,110         95.4%
                                                                               =========         ====


--------------
          74
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (94.9%)
  CAPITAL GOODS (13.1%)
    AEROSPACE & DEFENSE (13.1%)
17,500......   Boeing Co........................................  $    929
(a)11,000...   Litton Industries, Inc...........................       532
10,400......   McDonnell Douglas Corp...........................       712
21,700......   Textron, Inc.....................................     1,440
14,100......   Thiokol Corp.....................................       987
49,600......   United Technologies Corp.........................     4,117
                                                                  --------
                                                                     8,717
                                                                  --------
  CONSUMER--CYCLICAL (31.8%)
    BROADCAST--RADIO & TELEVISION (1.9%)
(a)20,400...   Clear Channel Communications, Inc................     1,255
                                                                  --------
    FOOD SERVICE & LODGING (20.7%)
34,200......   Cracker Barrel Old Country Store, Inc............       907
(a)212,700..   HFS, Inc.........................................    12,337
10,500......   McDonald's Corp..................................       507
                                                                  --------
                                                                    13,751
                                                                  --------
    LEISURE RELATED (3.9%)
(a)61,500...   GTECH Holdings Corp..............................     1,983
34,700......   International Game Technology....................       616
                                                                  --------
                                                                     2,599
                                                                  --------
    PUBLISHING (2.8%)
(a)126,100..   K-III Communications Corp........................     1,513
6,700.......   Time Warner, Inc.................................       323
                                                                  --------
                                                                     1,836
                                                                  --------
    RETAIL--GENERAL (2.5%)
24,200......   Home Depot, Inc..................................     1,668
                                                                  --------
  TOTAL CONSUMER--CYCLICAL......................................    21,109
                                                                  --------
  CONSUMER--STAPLES (13.0%)
    BEVERAGES (3.9%)
113,700.....   Coca-Cola Enterprises, Inc.......................     2,615
                                                                  --------
    HEALTH CARE SUPPLIES & SERVICES (2.0%)
12,900......   AETNA, Inc.......................................     1,321
                                                                  --------
    TOBACCO (7.1%)
106,300.....   Philip Morris Cos., Inc..........................     4,717
                                                                  --------
  TOTAL CONSUMER--STAPLES.......................................     8,653
                                                                  --------
  DIVERSIFIED (12.0%)
    DIVERSIFIED (12.0%)
17,000......   Allied Signal, Inc...............................     1,428
       (a)63   Berkshire Hathaway, Inc..........................     2,974
      27,000   ITT Industries, Inc..............................       695
      19,700   Loews Corp.......................................     1,972
      45,500   Viad Corp........................................       876
                                                                  --------
                                                                     7,945
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  ENERGY (1.3%)
    COAL, GAS, & OIL (1.3%)
   (a)11,000   Diamond Offshore Drilling, Inc...................  $    859
                                                                  --------
  FINANCE (19.4%)
    BANKING (7.0%)
      15,000   BankAmerica Corp.................................       968
       2,600   Chase Manhattan Corp.............................       252
      10,300   Citicorp.........................................     1,242
       8,133   Wells Fargo Co...................................     2,192
                                                                  --------
                                                                     4,654
                                                                  --------
    FINANCIAL SERVICES (4.4%)
      14,000   American Express Co..............................     1,043
       7,700   Franklin Resources, Inc..........................       559
      10,100   Student Loan Marketing Association...............     1,283
                                                                  --------
                                                                     2,885
                                                                  --------
    INSURANCE (8.0%)
      14,200   ACE Ltd..........................................     1,049
      21,700   CMAC Investment Corp.............................     1,036
   (a)14,800   CNA Financial Corp...............................     1,560
      13,100   MGIC Investment Corp.............................       628
       7,500   Progressive Corp.................................       653
      15,600   USF&G Corp.......................................       374
                                                                  --------
                                                                     5,300
                                                                  --------
  TOTAL FINANCE.................................................    12,839
                                                                  --------
  MATERIALS (1.0%)
    CHEMICALS (1.0%)
      11,000   Du Pont (EI) de Nemours Co.......................       692
                                                                  --------
  SERVICES (2.9%)
    BUSINESS SERVICES (1.0%)
       8,300   Xerox Corp.......................................       655
                                                                  --------
    TRANSPORTATION (1.9%)
    (a)6,900   AMR Corp.........................................       638
   (a)17,400   U.S. Airways Group Inc...........................       609
                                                                  --------
                                                                     1,247
                                                                  --------
  TOTAL SERVICES................................................     1,902
                                                                  --------
  TECHNOLOGY (0.4%)
    ELECTRONICS (0.4%)
       8,600   Watkins Johnson Co...............................       264
                                                                  --------
  TOTAL COMMON STOCKS (COST $59,265)............................    62,980
                                                                  --------

                                                         -----------------------
                                                                    75
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (7.6%)
  REPURCHASE AGREEMENT (7.6%)
$      5,014   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                 7/1/97, to be repurchased at $5,015,
                 collaterallized by $5,310 U.S. Treasury Bonds,
                 5.625%, due 2/15/06, valued at $5,102 (COST
                 $5,014)........................................  $  5,014
                                                                  --------
TOTAL INVESTMENTS (102.5%) (COST $64,279).......................    67,994
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.5%)...................    (1,681)
                                                                  --------
NET ASSETS (100%)...............................................  $ 66,313
                                                                  ========


---------------

(a)   --  Non-income producing.

SECURITIES SOLD SHORT (NOTE A-6)

                                                                 VALUE
  SHARES                                                         (000)
-----------                                                    ---------
    98,300   CUC International, Inc. (TOTAL PROCEEDS $2,301)   $   2,537
                                                               =========


--------------
          76
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND


--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------
COMMON STOCKS (86.9%)
  APARTMENT (19.7%)
     2,500   Amli Residential Properties Trust REIT...........  $    59
    13,700   Associated Estates Realty Corp. REIT.............      322
    21,500   Avalon Properties, Inc. REIT.....................      615
    20,200   Bay Apartment Communities, Inc. REIT.............      747
     1,500   Columbus Realty Trust REIT.......................       34
    26,700   Essex Property Trust, Inc. REIT..................      858
    13,400   Gables Residential Trust REIT....................      338
    18,800   Merry Land & Investment Co., Inc. REIT...........      408
    15,900   Oasis Residential, Inc. REIT.....................      374
    18,900   Security Capital Atlantic, Inc...................      452
     2,600   Summit Properties, Inc. REIT.....................       54
 (a)47,451   Wellsford Properties Inc.........................      522
                                                                -------
                                                                  4,783
                                                                -------
  HEALTHCARE (9.7%)
     6,900   Alexandria Real Estate Equities, Inc. REIT.......      151
 (a)15,600   ARV Assisted Living, Inc.........................      172
     7,500   Health Care Property Investors, Inc. REIT........      264
     1,600   LTC Properties, Inc..............................       29
    43,200   Nationwide Health Properties, Inc................      950
    24,000   Omega Healthcare Investors, Inc..................      785
                                                                -------
                                                                  2,351
                                                                -------
  LAND (1.9%)
    45,424   Atlantic Gulf Communities Corp...................      289
  (a)9,700   Catellus Development Corp........................      176
                                                                -------
                                                                    465
                                                                -------
  LODGING/LEISURE (12.5%)
    44,500   American General Hospitality Corp................    1,101
 (a)26,100   Extended Stay of America, Inc....................      411
 (a)24,500   Host Marriott Corp...............................      437
 (a)31,700   John Q. Hammons Hotels, Inc......................      293
 (a)15,400   Servico, Inc.....................................      229
    13,300   Starwood Lodging Trust REIT......................      568
                                                                -------
                                                                  3,039
                                                                -------
  MANUFACTURED HOMES (6.6%)
    41,148   Chateau Properties, Inc. REIT....................    1,178
    18,100   Manufactured Home Communities, Inc. REIT.........      417
                                                                -------
                                                                  1,595
                                                                -------
  OFFICE & INDUSTRIAL (20.7%)
    INDUSTRIAL (3.3%)
     2,750   EastGroup Properties, Inc. REIT..................       55
     8,800   Meridian Industrial Trust REIT...................      207
    25,000   Pacific Gulf Properties, Inc. REIT...............      550
                                                                -------
                                                                    812
                                                                -------
    OFFICE (16.1%)
    20,400   Arden Realty Group, Inc..........................      530
    14,500   Beacon Properties Corp. REIT.....................      484
     6,400   Boston Properties, Inc...........................      176
    39,466   Brandywine Realty Trust REIT.....................      799
       500   Brookfield Properties Corp.......................        6
 (a)19,900   Brookfield Properties Corp. Installment
               Receipts.......................................      139
    15,600   CarrAmerica Realty Corp. REIT....................      449
    10,400   Cornerstone Properties, Inc. REIT................      160
    24,400   Great Lakes REIT, Inc............................      401

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------
    10,600   Koger Equity, Inc................................  $   193
    27,216   Trizec Hahn Corp.................................      582
                                                                -------
                                                                  3,919
                                                                -------
    OFFICE & INDUSTRIAL (1.3%)
     6,400   Kilroy Realty Corp. REIT.........................      162
     6,200   Prentiss Properties Trust REIT...................      159
                                                                -------
                                                                    321
                                                                -------
TOTAL OFFICE & INDUSTRIAL.....................................    5,052
                                                                -------
RETAIL (14.5%)
    REGIONAL MALL (9.8%)
    44,100   First Union Real Estate Investments REIT.........      623
    30,200   Taubman Center, Inc. REIT........................      400
    25,700   Urban Shopping Centers, Inc. REIT................      819
    32,500   Westfield America, Inc. REIT.....................      548
                                                                -------
                                                                  2,390
                                                                -------
    SHOPPING CENTER (4.7%)
    11,300   Alexander Haagen Properties, Inc. REIT...........      184
    40,500   Burnham Pacific Property Trust REIT..............      557
     6,200   Federal Realty Investment Trust REIT.............      167
     2,700   IRT Property Co..................................       32
       900   Price, Inc. REIT.................................       33
       200   Ramco-Gershenson Properties Trust REIT...........        4
    11,900   Western Investment Real Estate Trust REIT........      165
                                                                -------
                                                                  1,142
                                                                -------
TOTAL RETAIL..................................................    3,532
                                                                -------
SELF STORAGE (1.3%)
    11,000   Shurgard Storage Centers, Inc. 'A' REIT..........      308
                                                                -------
TOTAL COMMON STOCKS (COST $19,346)............................   21,125
                                                                -------
PREFERRED STOCKS (1.0%)
    LAND (0.3%)
(d,f)8,207   Atlantic Gulf Communities Corp...................       82
                                                                -------
RETAIL (0.7%)
    SHOPPING CENTER (0.7%)
     5,500   First Washington Realty Trust, Inc. 'A'..........      168
                                                                -------
TOTAL PREFERRED STOCKS (COST $236)............................      250
                                                                -------



      FACE
    AMOUNT
     (000)
-----------------------------------------------------------------------

CONVERTIBLE BONDS (0.5%)
  OFFICE (0.5%)
$      224   Brookfield Properties Corp. 6.00%, 2/14/07
               (COST $86).....................................      125
                                                                -------

    NO. OF
  WARRANTS
-----------------------------------------------------------------------

WARRANTS (0.0%)
  LAND (0.0%)
(a,d)5,724   Atlantic Gulf Communities Class A, expiring
               6/23/04........................................       --
(a,d)5,724   Atlantic Gulf Communities Class B, expiring
               6/23/04........................................       --
(a,d)5,724   Atlantic Gulf Communities Class C, expiring
               6/23/04........................................       --
                                                                -------
                                                                     --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       --
                                                                -------

                                                         -----------------------
                                                                    77
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
$      665   Chase Securities Inc., 5.70%, dated 6/30/97, due
               7/1/97, to be repurchased at $665,
               collateralized by $705 U.S. Treasury Bonds,
               5.625%, due 2/15/06, valued at $677
               (COST $665)....................................  $   665
                                                                -------
TOTAL INVESTMENTS (91.1%) (COST $20,333)......................   22,165
OTHER ASSETS IN EXCESS OF LIABILITIES (8.9%)..................    2,151
                                                                -------
NET ASSETS (100%).............................................  $24,316
                                                                =======


---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1997 was $82 or 0.34% of net assets. (Total cost $82)
REIT  --  Real Estate Investment Trust.

--------------
          78
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

        FACE
      AMOUNT                                                      VALUE
       (000)                                                      (000)
-----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (64.2%)
  AEROSPACE & DEFENSE (2.8%)
$     (e)200   Jet Equipment Trust, Series 1994-C1,
                 11.79%, 6/15/13..............................  $   253
      (e)300   Jet Equipment Trust, Series 1995-D,
                 11.44%, 11/1/14..............................      374
                                                                -------
                                                                    627
                                                                -------
  BANKING (1.5%)
          95   First Nationwide Holdings 9.125%, 1/15/03......       98
         225   First Nationwide Holdings 10.625%, 10/1/03.....      247
                                                                -------
                                                                    345
                                                                -------
  BROADCAST -- RADIO & TELEVISION (8.1%)
         410   Cablevision Systems Corp. 9.875%, 5/15/06......      437
      (e)110   Comcast Cellular Corp. 9.50%, 5/1/07...........      111
      (n)170   Echostar Satellite Broadcast 0.00%, 3/15/04....      121
         200   Paramount Communications 8.25%, 8/1/22.........      191
         150   Rogers Cablesystems Ltd., 'B', 10.00%,
                 3/15/05......................................      162
          60   Rogers Communications, Inc. 9.125%, 1/15/06....       61
      (e)165   TV Azteca S.A. 10.50%, 2/15/07.................      169
         600   Viacom, Inc. 8.00%, 7/7/06.....................      584
                                                                -------
                                                                  1,836
                                                                -------
  BUSINESS SERVICES (0.8%)
      (e)205   Outdoor Systems 8.875%, 6/15/07................      199
                                                                -------
  CHEMICALS (1.4%)
         315   ISP Holdings, Inc., Series B 9.00%, 10/15/03...      326
                                                                -------
  COAL, GAS & OIL (1.1%)
         255   Snyder Oil Corp. 8.75%, 6/15/07................      254
                                                                -------
  COMPUTERS (2.0%)
         230   Advanced Micro Devices 11.00%, 8/1/03..........      257
         190   Digital Equipment Corp. 8.625%, 11/1/12........      189
                                                                -------
                                                                    446
                                                                -------
  CONSUMER STAPLES (1.4%)
         300   RJR Nabisco, Inc. 8.75%, 4/15/04...............      306
                                                                -------
  DIVERSIFIED (1.0%)
         225   Kmart Funding Corp. 8.80%, 7/1/10..............      223
                                                                -------
  ELECTRICAL EQUIPMENT (0.6%)
      (e)125   EES Coke Battery Co., Inc. 9.382%, 4/15/07.....      128
                                                                -------
  ENERGY (3.9%)
         240   Nuevo Energy Co. 9.50%, 4/15/06................      251
         325   Quezon Power Ltd., 8.86%, 6/15/17..............      325
    (e,n)130   Transamerican Energy 0.00%, 6/15/02............       93
         220   Vintage Petroleum 8.625%, 2/1/09...............      219
                                                                -------
                                                                    888
                                                                -------
  ENVIRONMENTAL CONTROLS (2.7%)
         103   Midland Cogeneration Ventures, Series C-91,
                 10.33%, 7/23/02..............................      109
      (n)450   Norcal Waste Systems, 'B', 13.00%, 11/15/05....      511
                                                                -------
                                                                    620
                                                                -------
  FINANCE (2.4%)
         140   Amersco Inc., Series 97-A, 10.00%, 3/15/04.....      144
         150   HMC Acquisition Properties,'B', 9.00%,
                 12/15/07.....................................      152

        FACE
      AMOUNT                                                      VALUE
       (000)                                                      (000)
-----------------------------------------------------------------------
$      (e)75   Navistar Financial Corp. 9.00%, 6/1/02.........  $    77
      (e)170   Riggs Capital Trust II 8.875%, 3/15/27.........      173
                                                                -------
                                                                    546
                                                                -------
  FOOD SERVICE & LODGING (1.7%)
         200   Courtyard By Marriott 10.75%, 2/1/08...........      216
         150   Host Marriott Travel Plaza, 'B', 9.50%,
                 5/15/05......................................      157
                                                                -------
                                                                    373
                                                                -------
  FOREST PRODUCTS & PAPER (2.5%)
      (e)215   Asia Pulp & Paper Company Ltd. 12.00%,
                 12/29/49.....................................      220
         305   SD Warren Co.,'B', 12.00%, 12/15/04............      341
                                                                -------
                                                                    561
                                                                -------
  GAMING & LODGING (3.5%)
         445   Grand Casinos, Inc. 10.125%, 12/1/03...........      465
         320   Station Casinos Inc. 10.125%, 3/15/06..........      323
                                                                -------
                                                                    788
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (1.0%)
         220   Tenet Healthcare Corp. 8.625%, 1/15/07.........      224
                                                                -------
  INSURANCE (1.5%)
      (e)325   Anthem Insurance 9.00%, 4/1/27.................      335
                                                                -------
  MULTI--INDUSTRY (2.0%)
      (e)210   Multicanal S.A. 10.50%, 2/1/07.................      226
         200   TLC Beatrice International Holdings 11.50%,
                 10/1/05......................................      224
                                                                -------
                                                                    450
                                                                -------
  PACKAGING & CONTAINER (1.2%)
         250   Gaylord Container Corp. 11.50%, 5/15/01........      263
                                                                -------
  RETAIL--GENERAL (2.3%)
          95   Kmart Corp. 7.75%, 10/1/12.....................       87
         500   Southland Corp. 5.00%, 12/15/03................      425
                                                                -------
                                                                    512
                                                                -------
  TELECOMMUNICATIONS (17.6%)
      (n)495   Brooks Fiber Properties, Inc. 0.00%, 3/1/06....      337
      (n)375   Brooks Fiber Properties, Inc. 0.00%, 11/1/06...      244
      (n)185   Dial Call Communications 0.00%, 12/15/05.......      145
      (e)360   Globalstar LP/Capital 11.375%, 2/15/04.........      361
         175   IXC Communications, Inc., 'B', 12.50%,
                 10/1/05......................................      200
         100   Net Sat Servicos LTDA 12.75%, 8/5/04...........      109
      (n)910   Nextel Communications 0.00%, 8/15/04...........      696
      (n)400   Occidente Y Caribe 0.00%, 3/15/04..............      297
      (e)190   Qwest Communications International 10.875%,
                 4/1/07.......................................      207
    (e,n)645   TCI Satellite Entertainment 0.00%, 2/15/07.....      384
         420   Tele-Communications Inc. 9.25%, 1/15/23........      437
          25   Tele-Communications Inc. 8.75%, 2/15/23........       25
      (n)745   Teleport Communications 0.00%, 7/1/07..........      538
                                                                -------
                                                                  3,980
                                                                -------
  UTILITIES (1.2%)
         120   Cleveland Electric Illuminating 8.375%,
                 12/1/11......................................      121
         125   Midland Funding II, 'A', 11.75%, 7/23/05.......      145
                                                                -------
                                                                    266
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $13,984)................   14,496
                                                                -------

                                                         -----------------------
                                                                    79
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997
        FACE
      AMOUNT                                                      VALUE
       (000)                                                      (000)
-----------------------------------------------------------------------
ASSET BACKED SECURITIES (6.8%)
  AEROSPACE & DEFENSE (0.8%)
$        175   Aircraft Lease Portfolio Securitization Ltd.,
                 Series 1996-1, Class D, 12.75%, 6/15/06......  $   188
                                                                -------
  FINANCE (6.0%)
      (e)248   CA FM Lease Trust 8.50%, 7/15/17...............      254
    (e,h)323   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                 Class S, 1.64%, 11/12/21 IO..................       29
         150   DR Securitized Lease Trust, Series 1993-K1,
                 Class A2, 7.43%, 8/15/18.....................      125
         504   DR Securitized Lease Trust, Series 1994-K1,
                 Class A1, 7.60%, 8/15/07.....................      474
         100   DR Securitized Lease Trust, Series 1994-K1,
                 Class A2, 8.375%, 8/15/15....................       93
      (e)125   First Home Mortgage Acceptance Corp., Series
                 1996-B, Class C, 7.929%, 11/1/18.............      111
      (e)250   Long Beach Auto Trust 1997-1, Class B, 14.22%,
                 10/26/03.....................................      254
                                                                -------
                                                                  1,340
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,468)...................    1,528
                                                                -------
FOREIGN GOVERNMENT BONDS (7.6%)
  BONDS (7.3%)
      (h)350   Brazil Front Loaded Interest Reduction Bond,
                 Series 15, 4.50%, 4/15/09....................      274
      (n)625   Republic of Argentina 5.50%, 3/31/23...........      434
       (h)90   Republic of Argentina BOCON, Series 2, PIK,
                 5.375%, 9/1/02...............................      106
         245   Republic of Colombia 8.70%, 2/15/16............      249
      (h)500   Republic of Venezuela, Series W-A, 6.75%,
                 3/31/20......................................      394
      (h)250   United Mexican States Discount Bond, 'B',
                 6.25%, 12/31/19..............................      193
                                                                -------
                                                                  1,650
                                                                -------
  LOAN AGREEMENTS (0.3%)
       (v)75   Russia Interest Arrears Note, 12/31/99.........       57
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,576)..................    1,707
                                                                -------
      SHARES
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (1.2%)
  BROADCAST--RADIO & TELEVISION (1.2%)
       2,540   TCI Pacific Communications 5.00%, 7/31/06 (COST
                 $231)........................................      263
                                                                -------
PREFERRED STOCKS (4.7%)
  ENTERTAINMENT (3.7%)
         755   Time Warner, Inc., 'M', 10.25%.................      829
                                                                -------
  FINANCE (1.0%)
    (e)2,150   Sinclair Capital, 11.625%......................      228
                                                                -------
TOTAL PREFERRED STOCKS (COST $997)............................    1,057
                                                                -------
      NO. OF                                                      VALUE
    WARRANTS                                                      (000)
-----------------------------------------------------------------------
WARRANTS (0.0%)
  TELECOMMUNICATIONS (0.0%)
(a,d,e)1,600   Occidente Y Caribe, expiring 3/15/04 (COST
                 $0)..........................................  $    --
                                                                -------
      NO. OF
      RIGHTS
-----------------------------------------------------------------------
RIGHTS (0.0%)
  FOREIGN GOVERNMENT (0.0%)
  (a,d)2,500   Republic of Venezuela, expiring 3/31/20........       --
(a,d)500,000   United Mexican States, expiring 12/31/19.......       --
                                                                -------
TOTAL RIGHTS (COST $0)........................................       --
                                                                -------
        FACE
      AMOUNT
       (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (14.8%)
  COMMERCIAL PAPER (12.1%)
$        500   Case Equipment Loan Trust 5.58%, 8/7/97........      496
         500   Eiger Capital Corp. 5.54%, 7/15/97.............      499
         500   J.C. Penney Inc. 5.45%, 8/11/97................      497
         500   Monsanto Co. 5.60%, 7/8/97.....................      499
         500   Pacific Gas & Electric 5.57%, 8/1/97...........      498
         250   RR Donnelly & Sons Corp. 5.53%, 7/8/97.........      250
                                                                -------
                                                                  2,739
                                                                -------
  REPURCHASE AGREEMENT (2.7%)
         615   Chase Securities Inc., 5.70%, dated 6/30/97,
                 due 7/1/97, to be repurchased at $615,
                 collateralized by $655 U.S. Treasury Bonds,
                 5.625%, due 2/15/06, valued at $629..........      615
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $3,354)....................    3,354
                                                                -------
TOTAL INVESTMENTS (99.3%) (COST $21,610)......................   22,405
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)..................      162
                                                                -------
NET ASSETS (100%).............................................  $22,567
                                                                =======

---------------
(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(h)   --  Variable/Floating rate securities -- rate disclosed is as of June 30,
          1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
(v)   --  When-issued security -- see note A-9 to financial statements.
IO    --  Interest Only.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

--------------
          80
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

COMMON STOCKS (90.1%)
  AUSTRALIA (3.0%)
      25,927   Amcor Ltd........................................  $   172
      28,800   Broken Hill Proprietary Co., Ltd.................      424
      14,100   Commonwealth Bank of Australia...................      170
       8,200   Lend Lease Corp. Ltd.............................      174
      11,600   National Australia Bank Ltd......................      166
      35,640   News Corp., Ltd..................................      171
      35,200   WMC Ltd..........................................      222
                                                                  -------
                                                                    1,499
                                                                  -------
  AUSTRIA (0.6%)
       3,300   Boehler-Uddeholm AG..............................      256
         380   Radex-Heraklith Industriebet AG..................       16
                                                                  -------
                                                                      272
                                                                  -------
  BELGIUM (0.5%)
       5,300   G.I.B. Holdings Ltd..............................      254
                                                                  -------
  DENMARK (1.3%)
       6,100   BG Bank A/S......................................      337
       5,740   Unidanmark A/S 'A' (Registered)..................      323
                                                                  -------
                                                                      660
                                                                  -------
  FINLAND (1.9%)
    (a)7,150   Amer-Yhtymae Oy..................................      129
       4,500   Huhtamaki Oy 'I'.................................      194
         550   Kone Oy 'B'......................................       66
      39,200   Merita Ltd. 'A'..................................      131
      25,000   Rautaruukki Oy...................................      262
       7,600   Valmet Oy........................................      131
                                                                  -------
                                                                      913
                                                                  -------
  FRANCE (6.4%)
       1,000   Alcatel Alsthom..................................      125
       3,100   Banque Nationale de Paris........................      128
         640   Bongrain S.A.....................................      250
       2,600   Cie de Saint Gobain..............................      379
       2,900   Elf Aquitaine S.A................................      313
       1,640   Eridania Beghin-Say S.A..........................      246
       1,900   Groupe Danone RFD................................      314
       4,400   Lafarge S.A......................................      274
       5,400   Legris Industries S.A............................      255
    (a)2,500   SGS-Thomson Microelectronics N.V.................      198
       3,900   Total S.A. 'B'...................................      394
      14,650   Usinor Sacilor...................................      264
                                                                  -------
                                                                    3,140
                                                                  -------
  GERMANY (7.1%)
       7,100   BASF AG..........................................      262
       6,600   Bayer AG.........................................      254
       1,240   Buderus AG.......................................      689
      15,500   Gerresheimer Glas AG.............................      260
      19,300   Lufthansa AG.....................................      371
         220   Mannesmann AG....................................       98
    (a)1,800   Metro AG.........................................      196
       5,600   Veba AG..........................................      316
         860   Viag AG..........................................      393
         870   Volkswagen AG....................................      660
                                                                  -------
                                                                    3,499
                                                                  -------

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------
  HONG KONG (3.6%)
      35,000   Cheung Kong Holdings Ltd.........................  $   345
      45,000   China Resources Enterprises Ltd..................      221
      21,000   Dao Heng Bank Group Ltd..........................      115
      19,000   Henderson Land Development Co., Ltd..............      169
      10,000   Hong Kong & Shanghai Bank Holdings plc...........      301
      28,000   Hutchison Whampoa Ltd............................      242
      17,000   New World Development Co., Ltd...................      101
      31,000   Shanghai Industrial Holdings Ltd.................      193
       9,000   Sun Hung Kai Properties Ltd......................      108
                                                                  -------
                                                                    1,795
                                                                  -------
  ITALY (2.1%)
      34,000   Editoriale L'Expresso S.p.A......................      113
      22,300   Marzotto (Gaetano) & Figli S.p.A.................      187
   (a)25,300   Olivetti.........................................        7
      97,000   Sogefi S.p.A.....................................      245
      72,000   Stet Societa Finanziaria Telefonica S.p.A........      250
     125,000   Telecom Italia S.p.A.............................      248
                                                                  -------
                                                                    1,050
                                                                  -------
  JAPAN (28.0%)
      23,000   Amada Co., Ltd...................................      203
      31,000   Asahi Tec Corp...................................      151
      14,000   Canon, Inc.......................................      381
      10,000   Dai Nippon Printing Co., Ltd.....................      226
      40,000   Daicel Chemical Industries Ltd...................      155
      15,000   Daifuku Co., Ltd.................................      198
      20,000   Daikin Industries Ltd............................      182
       4,190   Family Mart......................................      206
      10,000   Fuji Machine Manufacturing Co....................      362
       9,000   Fuji Photo Film Ltd..............................      362
      15,000   Fujitec Co., Ltd.................................      178
      28,000   Fujitsu Ltd......................................      389
      50,000   Furukawa Electric................................      318
      10,000   Hitachi Credit Corp..............................      194
      38,000   Hitachi Ltd......................................      424
      13,000   Inabata & Co.....................................       89
      36,000   Kaneka Corp......................................      226
      10,000   Kurita Water Industries..........................      266
       4,700   Kyocera Ltd......................................      373
      18,000   Kyudenko Co., Ltd................................      152
       8,000   Lintec...........................................      146
      19,000   Matsushita Electric Industries Ltd...............      383
      50,000   Mitsubishi Chemical Corp.........................      163
      13,000   Mitsubishi Estate Co., Ltd.......................      188
      47,000   Mitsubishi Heavy Industries Ltd..................      361
      14,000   Mitsumi Electric Co., Ltd........................      334
       9,000   Murata Manufacturing Co., Ltd....................      358
      30,000   NEC Corp.........................................      419
      13,000   Nifco, Inc.......................................      136
       4,000   Nintendo Corp., Ltd..............................      335
       1,000   Nippon Pillar Packing............................        9
          39   Nippon Telegraph & Telephone Corp................      374
      27,000   Nissan Motor Co..................................      209
      12,000   Nissha Printing..................................      138
      30,000   Obayashi Corp....................................      201
      32,000   Ricoh Co., Ltd...................................      419
       7,000   Rinnai...........................................      150
       5,000   Sangetsu Co., Ltd................................      105
      13,000   Sankyo Co. Ltd...................................      437

                                                         -----------------------
                                                                    81
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------
  JAPAN (CONT.)
      25,000   Sanwa Shutter....................................  $   227
      15,000   Sekisui Chemical Co..............................      152
      20,000   Sekisui House Ltd................................      202
       3,000   Shimamura Co., Ltd...............................      107
       5,600   Sony Corp........................................      488
      12,000   Sumitomo Marine & Fire Insurance Co..............       98
      18,000   Suzuki Motor Co., Ltd............................      228
      44,000   Taisei Corp., Ltd................................      204
       6,000   TDK Corp.........................................      440
       8,500   Tokyo Electron Ltd...............................      407
      56,000   Toshiba Corp.....................................      360
      13,000   Toyota Motor Corp................................      383
      24,000   Tsubakimoto Chain................................      147
       8,000   Yamaha Corp......................................      147
      12,000   Yamanuchi Pharmaceutical Co......................      323
                                                                  -------
                                                                   13,813
                                                                  -------
  MALAYSIA (1.9%)
      73,000   Berjaya Group Bhd................................       90
      16,000   Berjaya Sports Toto Bhd..........................       75
      16,000   Commerce Asset Holding Bhd.......................       42
       2,000   Dialog Group Bhd.................................       29
       5,000   Edaran Otomobil Nasional Bhd.....................       43
       6,000   Genting Bhd......................................       29
       4,000   Lityan Holdings Bhd..............................       49
      17,000   Magnum Corp. Bhd.................................       26
      13,000   Malayan Banking Bhd..............................      136
      17,000   Malaysian Resources Corp. Bhd....................       47
      16,000   Rashid Hussain Bhd...............................      101
       9,000   Resorts World Bhd................................       27
      40,000   Sime Darby Bhd...................................      133
      14,000   United Engineers Ltd.............................      101
                                                                  -------
                                                                      928
                                                                  -------
  NETHERLANDS (4.6%)
      13,600   ABN Amro Holding N.V.............................      253
       2,900   Akzo Nobel N.V...................................      398
       8,300   ING Groep N.V....................................      383
       4,200   KLM Royal Dutch Airlines N.V.....................      130
       2,400   Koninklijke Bijenkorf Beheer.....................      168
       4,700   Koninklijke Van Ommeren N.V......................      183
      12,700   N.V. Koninklijke KNP BT..........................      289
       6,500   Phillips Electronics N.V.........................      466
                                                                  -------
                                                                    2,270
                                                                  -------
  NEW ZEALAND (0.2%)
       1,840   Fletcher Challenge Forest........................        3
      46,000   Fletcher Challenge Paper.........................      113
                                                                  -------
                                                                      116
                                                                  -------
  NORWAY (1.2%)
      24,300   Den Norske Bank ASA..............................       95
      25,400   Saga Petroleum ASA 'B'...........................      444
   (a)11,800   Storebrand ASA...................................       70
                                                                  -------
                                                                      609
                                                                  -------
  SINGAPORE (1.9%)
      18,000   Datacraft Asia Ltd...............................       57
       6,000   Development Bank of Singapore Ltd. (Foreign).....       76
      52,000   Electronic Resources Ltd.........................       82


                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------
      44,000   NatSteel Ltd.....................................  $   112
       7,600   Oversea-Chinese Banking Corp., Ltd. (Foreign)....       79
   (a)34,000   Pacific Century Regional Development.............       47
      10,000   Parkway Holdings Ltd.............................       45
      58,000   SM Summit Holdings Ltd...........................       44
       5,000   Singapore Press Holdings (Foreign)...............      101
      71,000   Super Coffeemix Manufacturing Ltd................       59
       8,000   United Overseas Bank Ltd. (Foreign)..............       82
   (a)19,200   Want Want Holdings...............................       64
      22,000   Wing Tai Holdings Ltd............................       63
                                                                  -------
                                                                      911
                                                                  -------
  SPAIN (2.9%)
       3,900   Banco Bilbao Vizcaya.............................      317
      25,100   Iberdrola S.A....................................      317
      13,400   Telefonica de Espana S.A.........................      388
      34,400   Uralita S.A......................................      384
                                                                  -------
                                                                    1,406
                                                                  -------
  SWEDEN (3.3%)
       5,500   Esselte AB 'B'...................................      129
      12,200   Nordbanken AB....................................      410
       3,900   Pharmacia & Upjohn, Inc. Depositary Shares.......      132
       6,400   S.K.F. AB 'B'....................................      166
       5,300   Skandia Forsakrings AB...........................      195
       9,000   Sparbanken Sverige AB 'A'........................      200
      10,100   Spectra-Physics AB 'A'...........................      182
       6,400   Svenska Handelsbanken 'A'........................      205
                                                                  -------
                                                                    1,619
                                                                  -------
  SWITZERLAND (7.1%)
       (a)65   Ascom Holding AG (Bearer)........................       91
      (a)110   Baloise Holdings Ltd.............................      262
         190   Bobst AG (Bearer)................................      323
         880   Forbo Holding AG (Registered)....................      380
         410   Holderbank Financiere Glaris AG, 'B' (Bearer)....      387
         390   Nestle S.A. (Registered).........................      514
         163   Novartis AG (Registered).........................      261
       1,080   Oerlikon-Buehrle Holding AG (Registered).........      127
          80   Schindler Holding AG (Participating
                 Certificates)..................................      100
          85   Schindler Holding AG (Registered)................      109
         140   Schweizerische Industrie-Gesellschaft Holding AG
                 (Registered)...................................      208
         550   Sulzer AG (Registered)...........................      471
         790   Valora Holding AG (Registered)...................      168
         270   Zuerich Versicherungs-Gesellschaft Holdings
                 (Registered)...................................      107
                                                                  -------
                                                                    3,508
                                                                  -------
  UNITED KINGDOM (12.5%)
      30,400   Associated British Foods plc.....................      262
      29,061   BAT Industries plc...............................      260
      19,600   Bank of Scotland.................................      126
      26,500   Bass plc.........................................      324
      32,500   BG plc...........................................      119
      37,400   British Telecommunications plc...................      278
      23,050   Burmah Castrol plc...............................      390
      55,122   Christian Salvesen plc...........................      259
      64,400   Courtaulds Textiles plc..........................      329
      46,000   Grand Metropolitan plc...........................      443
      61,300   Imperial Tobacco Group plc.......................      394

--------------
          82
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND


--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
      38,300   John Mowlem & Co. plc............................  $    79
      66,300   Kwik Save Group plc..............................      334
      12,700   Peninsular & Oriental Steam Navigation Co........      126
       5,400   Premier Farnell plc..............................       42
      32,600   Racal Electronics plc............................      130
      31,068   Reckitt & Coleman plc............................      464
      44,097   Royal & Sun Alliance Insurance Group plc.........      326
      32,700   Scottish Hydro-Electric plc......................      226
      13,600   Southern Electric plc............................      100
      52,850   Tate & Lyle plc..................................      393
      15,900   Unilever plc.....................................      455
      68,600   WPP Group plc....................................      280
                                                                  -------
                                                                    6,139
                                                                  -------
TOTAL COMMON STOCKS (COST $40,461)..............................   44,401
                                                                  -------
PREFERRED STOCKS (1.4%)
  GERMANY (1.4%)
         725   Dyckerhoff AG....................................      263
       3,200   Hornbach Holding AG..............................      267
         340   Suedzucker AG....................................      182
                                                                  -------
TOTAL PREFERRED STOCKS (COST $610)..............................      712
                                                                  -------
      NO. OF
      RIGHTS
-------------------------------------------------------------------------
RIGHTS (0.0%)
  MALAYSIA (0.0%)
  (a,d)5,600   Commerce Asset Holdings Bhd., expiring 7/23/97...       --
                                                                  -------
  SINGAPORE (0.0%)
 (a,d)26,000   Electronic Resources Ltd., expiring 7/21/97......       17
                                                                  -------
  SWITZERLAND (0.0%)
    (a,d)330   Sulzer Media, expiring 7/17/97...................       --
                                                                  -------
TOTAL RIGHTS (COST $0)..........................................       17
                                                                  -------
      NO. OF
    WARRANTS
-------------------------------------------------------------------------
WARRANTS (0.0%)
  MALAYSIA (0.0%)
  (a,d)3,500   Commerce Asset Holdings Bhd., expiring 7/23/97...       --
  (a,d)2,285   Rashid Hussain Bhd., expiring 12/31/02...........       --
                                                                  -------
TOTAL WARRANTS (COST $0)........................................       --
                                                                  -------
TOTAL FOREIGN SECURITIES (91.5%) (COST $41,071).................   45,130
                                                                  -------
        FACE
      AMOUNT                                                        VALUE
       (000)                                                        (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (17.5%)
  REPURCHASE AGREEMENT (17.5%)
$      8,624   Chase Securities, Inc., 5.70%, dated 6/30/97, due
                 7/1/97, to be repurchased at $8,625,
                 collateralized by $9,130 U.S. Treasury Bonds,
                 5.625%, due 2/15/06, valued at $8,772 (COST
                 $8,624)........................................  $ 8,624
                                                                  -------
TOTAL INVESTMENTS IN SECURITIES (109%) (COST $49,695)...........   53,754
                                                                  -------
FOREIGN CURRENCY (0.3%)
   ATS    19   Austrian Schilling...............................        2
   BEF   727   Belgian Franc....................................       20
   FRF   564   French Franc.....................................       96
  ITL 10,064   Italian Lira.....................................        6
  JPY  3,355   Japanese Yen.....................................       29
    MYR    3   Malaysian Ringgit................................        1
  ESP  1,299   Spanish Peseta...................................        9
                                                                  -------
TOTAL FOREIGN CURRENCY (COST $164)..............................      163
                                                                  -------
TOTAL INVESTMENTS (109.3%) (COST $49,859).......................   53,917
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.3%)...................   (4,585)
                                                                  -------
NET ASSETS (100%)...............................................  $49,332
                                                                  =======

---------------

(a)   --  Non-income producing.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
RFD   --  Ranked for Dividend.
                                                         -----------------------
                                                                    83
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at June 30, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -----------  ---------  -----------------
$        45  $      45     7/02/97     GBP   27   $      45      $      --
  CHF   117         80     8/18/97    $      80          80             --
 CHF  1,203        828     8/18/97    $     846         846             18
  FRF   325         56     8/18/97    $      56          56             --
 NLG  1,442        738     8/18/97    $     758         758             20
$       200        200     8/18/97     CHF  285         197             (3)
$       250        250     8/18/97     NLG  484         248             (2)
JPY 364,376      3,207     8/25/97    $   3,260       3,260             53
 BEF  4,100        115     8/29/97    $     116         116              1
  DEM 1,101        634     8/29/97    $     643         643              9
  DEM   814        469     8/29/97    $     475         475              6
$        70         70     8/29/97    BEF 2,481          69             (1)
$       300        300     8/29/97     DEM  515         297             (3)
 FRF  4,501        770     9/15/97    $     794         794             24
$       200        200     9/15/97    FRF 1,158         198             (2)
             ---------                            ---------      ---------
             $   7,962                            $   8,082      $     120
             =========                            =========      =========


---------------

BEF   --  Belgian Franc
GBP   --  British Pound
DEM   --  Deutsche Mark
FRF   --  French Franc
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
CHF   --  Swiss Franc

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Capital Equipment.............................................................  $  13,097         26.5%
Consumer Goods................................................................     10,089         20.5
Finance.......................................................................      6,784         13.8
Materials.....................................................................      5,300         10.7
Services......................................................................      4,739          9.6
Energy........................................................................      2,871          5.8
Multi-Industry................................................................      2,027          4.1
Gold Mines....................................................................        223          0.5
                                                                                ---------         ----
                                                                                $  45,130         91.5%
                                                                                =========         ====

--------------
          84
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

AGENCY OBLIGATIONS (87.0%)
  FEDERAL HOME LOAN BANK DISCOUNT NOTES (15.7%)
$   5,000   5.42%, 8/14/97...................................  $   4,967
   10,000   5.56%, 9/2/97....................................      9,903
                                                               ---------
                                                                  14,870
                                                               ---------
  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES
  (25.2%)
   10,000   5.42%, 7/21/97...................................      9,970
    5,000   5.44%, 8/1/97....................................      4,977
    4,000   5.53%, 8/5/97....................................      3,978
    5,000   5.43%, 8/6/97....................................      4,973
                                                               ---------
                                                                  23,898
                                                               ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (46.1%)
  DISCOUNT NOTES (40.8%)
    5,000   5.53%, 7/2/97....................................      4,999
   10,000   5.52%, 7/18/97...................................      9,974
    4,500   5.41%, 7/24/97...................................      4,484
    5,000   5.53%, 8/11/97...................................      4,968
    4,500   5.42%, 8/28/97...................................      4,461
   10,000   5.59%, 10/20/97..................................      9,828
                                                               ---------
                                                                  38,714
                                                               ---------
  DEBENTURE (5.3%)
    5,000   5.69%, Series 97 AD, 11/13/97....................      5,000
                                                               ---------
TOTAL AGENCY OBLIGATIONS (COST $82,482)......................     82,482
                                                               ---------
REPURCHASE AGREEMENT (13.2%)
   12,495   Goldman Sachs, 5.82%, dated 6/30/97, due 7/1/97,
              to be repurchased at $12,497, collateralized by
              $12,450 U.S. Treasury Bonds, 6.875%, due
              8/15/25 valued at $12,830 (COST $12,495).......     12,495
                                                               ---------
TOTAL INVESTMENTS (100.2%) (COST $94,977)....................     94,977
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)................       (209)
                                                               ---------
NET ASSETS (100%)............................................  $  94,768
                                                               =========


                                                         -----------------------
                                                                    85
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

AGENCY OBLIGATIONS (2.2%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES
  (2.2%)
$   3,000   5.98%, 4/8/98 (COST $2,995)......................  $  2,995
                                                               --------
CERTFICATES OF DEPOSIT (22.0%)
  BANKS (22.0%)
    5,000   ABN-AMRO Bank (NY), Yankee, 6.12%, 7/14/97.......     5,000
    2,500   ANZ (Delaware), Inc. 5.88%, 10/28/97.............     2,500
    5,000   Credit Suisse (First Boston) 6.25%, 4/8/98.......     5,000
    5,000   Deutsche Bank AG, Yankee, 5.85%, 3/13/98.........     5,000
    2,500   Natwest plc, Yankee, 5.89%, 10/2/97..............     2,500
    5,000   Rabobank Nederland, Yankee, 6.20%, 4/10/98.......     4,998
    3,000   Societe Generale Bank 6.16%, 9/8/97..............     3,000
    2,500   Sun Trust Banks 5.85%, 10/22/97..................     2,500
                                                               --------
TOTAL CERTIFICATES OF DEPOSITS (COST $30,498)................    30,498
                                                               --------
COMMERCIAL PAPER (41.8%)
  AUTOMOBILES (3.6%)
    5,000   Daimler-Benz AG 5.42%, 8/4/97....................     4,974
                                                               --------
  FINANCE (31.0%)
   10,000   Asset Backed Capital Finance 5.66%, 7/22/97......     9,967
    6,000   Asset Securitization Corp. 5.63%, 7/1/97.........     6,000
    6,000   CIT Group Holdings, Inc. 5.54%, 7/28/97..........     5,975
    6,000   John Deere Capital Inc. 5.58%, 7/3/97............     5,998
   10,000   Norwest Financial, Inc. 5.60%, 7/1/97............    10,000
    5,000   UBS Finance (Delaware) 6.20%, 7/1/97.............     5,000
                                                               --------
                                                                 42,940
                                                               --------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------
  SERVICES (7.2%)
$  10,000   Dun & Bradstreet Corp. 5.67%, 7/29/97............  $  9,956
                                                               --------
TOTAL COMMERCIAL PAPER (COST $57,870)........................    57,870
                                                               --------
VARIABLE RATE OBLIGATIONS (21.7%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION (10.8%)
(h)15,000   Federal Home Loan Mortgage 5.36%, 9/2/97.........    15,000
                                                               --------
  STUDENT LOAN MARKETING ASSOCIATION (10.9%)
(h)15,000   Student Loan Marketing Association 5.42%,
              10/30/97.......................................    15,002
                                                               --------
TOTAL VARIABLE RATE OBLIGATIONS (COST $30,002)...............    30,002
                                                               --------
REPURCHASE AGREEMENT (11.8%)
   16,375   Goldman Sachs, 5.82%, dated 6/30/97, due 7/1/97,
              to be repurchased at $16,378, collateralized by
              $16,378 U.S. Treasury Bonds, 11.625%, due
              11/15/04 valued at $16,815 (COST $16,375)......    16,375
                                                               --------
TOTAL INVESTMENTS (99.5%) (COST $137,740)....................   137,740
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%).................       682
                                                               --------
NET ASSETS (100%)............................................  $138,422
                                                               ========


---------------

(h) -- Variable or floating rate security -- rate disclosed is as of June 30, 1997.

--------------
          86
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1997

                                          GLOBAL
                                          EQUITY   GLOBAL                      WORLDWIDE                                     U.S.
                                           ALLO-    FIXED     ASIAN  AMERICAN      HIGH     LATIN   EMERGING  AGGRESSIVE     REAL
                                          CATION   INCOME    GROWTH     VALUE    INCOME  AMERICAN    MARKETS      EQUITY   ESTATE
                                            FUND     FUND      FUND      FUND      FUND      FUND       FUND        FUND     FUND
                                           (000)    (000)     (000)     (000)     (000)     (000)      (000)       (000)    (000)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at
    Value* (Note 1) -- See
    accompanying portfolios            $ 194,300  $ 9,546  $354,498  $ 83,754  $195,658  $119,718  $ 213,046  $   67,994  $22,165
  Foreign Currency                           494        3     3,217        --        --       147      3,531          --       --
  Cash                                         9      679        --        --       127     1,438      1,164         271      258
  Receivable for:
    Investments Sold                      10,009      132     4,268       426       368     3,757      2,785       1,932      992
    Securities Sold Short                     --       --        --        --        --        --         --       2,301       --
    Fund Shares Sold                       1,974       63       549     2,286     2,176     2,859      1,280       1,315      988
    Dividends                                416       --       245        91        48       297        674          54       87
    Interest                                   2      214        --        --     3,968         1         21           1        3
    Security Lending Income                    8       --        --        --        --        --         --          --       --
    Foreign Withholding Tax Reclaim           53        3        21        --        --        --          1          --       --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts              305       --        --        --        --        --         --          --       --
  Deferred Organizational Costs                6        6         5         5         6         7          6          37       21
  Due from Broker                             --       --        --        --        --        --         --       1,155       --
  Receivable from Investment Adviser          --        3        --        --        --        --         --          --       --
  Securities, at Value, Held as
    Collateral for Securities Loaned      29,822       --        --        --        --        --         --          --       --
  Other                                        3       --        26        --        64        --         --          --       --
                                       ---------  -------  --------  --------  --------  --------  ---------  ----------  -------
    Total Assets                         237,401   10,649   362,829    86,562   202,415   128,224    222,508      75,060   24,514
                                       ---------  -------  --------  --------  --------  --------  ---------  ----------  -------
LIABILITIES:
  Payable for:
    Investments Purchased                 15,821       --     6,159     2,881     3,750     8,067      3,812       5,303      103
    Securities Sold Short, at Value
      (Proceeds -- $2,301)                    --       --        --        --        --        --         --       2,537       --
    Fund Shares Redeemed                   1,091        6     1,760     1,053     1,354       367      4,210         684        1
    Bank Overdraft                             9       --       316       284        --       298         --          --       --
    Dividends Declared                        --       --        --        --        --        --         --          --       --
    Investment Advisory Fees                 337       --       862        96       327       176        472          85       20
    Administrative Fees                       43        3        73        16        40        28         50          13        5
    Custody Fees                              75        6       179         8        57        82        265          12       17
    Professional Fees                         45       27        91        27        49        31         61          22       22
    Distribution Fees                        211        9       365        77       227        73        201          70       20
    Shareholder Reporting Expenses            55        4       151        29        47        12         47          14        7
    Directors' Fees and Expenses               5        1        16         2         5         1          5          --        1
    Securities Lending Expense                18       --        --        --        --        --         --          --       --
    Filing and Registration Fees               4       --        --         2        12        11          4           6        2
    Deferred Country Tax                      --       --        93        --        --        18        406          --       --
    Collateral on Securities Loaned       29,822       --        --        --        --        --         --          --       --
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts               --       21        78        --        --        --         29          --       --
  Other                                       --        4        --        --        59        --         --           1       --
                                       ---------  -------  --------  --------  --------  --------  ---------  ----------  -------
  Total Liabilities                       47,536       81    10,143     4,475     5,927     9,164      9,562       8,747      198
                                       ---------  -------  --------  --------  --------  --------  ---------  ----------  -------
  NET ASSETS                           $ 189,865  $10,568  $352,686  $ 82,087  $196,488  $119,060  $ 212,946  $   66,313  $24,316
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======

                                                         GOVERNMENT
                                                 INTER-  OBLIGATIONS
                                          HIGH  NATIONAL      MONEY     MONEY
                                         YIELD   MAGNUM      MARKET    MARKET
                                          FUND     FUND        FUND      FUND
                                         (000)    (000)       (000)     (000)
-------------------------------------
ASSETS:
  Investments in Securities, at
    Value* (Note 1) -- See
    accompanying portfolios            $22,405  $53,754  $   94,977  $137,740
  Foreign Currency                          --      163          --        --
  Cash                                      --       --          --        --
  Receivable for:
    Investments Sold                       771       94          --        --
    Securities Sold Short                   --       --          --        --
    Fund Shares Sold                       149    1,197          --        --
    Dividends                               42       92          --        --
    Interest                               326        1          38     1,020
    Security Lending Income                 --       --          --        --
    Foreign Withholding Tax Reclaim         --       30          --        --
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts             --      120          --        --
  Deferred Organizational Costs             19       29          --        --
  Due from Broker                           --       --          --        --
  Receivable from Investment Adviser        --       --           4        69
  Securities, at Value, Held as
    Collateral for Securities Loaned        --       --          --        --
  Other                                     --       --           1         1
                                       -------  -------  ----------  --------
    Total Assets                        23,712   55,480      95,020   138,830
                                       -------  -------  ----------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                  709    5,356          --        --
    Securities Sold Short, at Value
      (Proceeds -- $2,301)                  --       --          --        --
    Fund Shares Redeemed                   176      417          --        --
    Bank Overdraft                         183      225          --        --
    Dividends Declared                      --       --          94       149
    Investment Advisory Fees                12       12          --        --
    Administrative Fees                      5       11           9        12
    Custody Fees                             7       44           4         9
    Professional Fees                       22       25          44        56
    Distribution Fees                       25       45          66       114
    Shareholder Reporting Expenses           4        6          26        48
    Directors' Fees and Expenses            --       --           4         7
    Securities Lending Expense              --       --          --        --
    Filing and Registration Fees             2        7          --        --
    Deferred Country Tax                    --       --          --        --
    Collateral on Securities Loaned         --       --          --        --
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts             --       --          --        --
  Other                                     --       --           5        13
                                       -------  -------  ----------  --------
  Total Liabilities                      1,145    6,148         252       408
                                       -------  -------  ----------  --------
  NET ASSETS                           $22,567  $49,332  $   94,768  $138,422
                                       =======  =======  ==========  ========


                                                         -----------------------
                                                                    87
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 JUNE 30, 1997  (CONT.)

                                          GLOBAL
                                          EQUITY   GLOBAL                      WORLDWIDE                                     U.S.
                                           ALLO-    FIXED     ASIAN  AMERICAN      HIGH     LATIN   EMERGING  AGGRESSIVE     REAL
                                          CATION   INCOME    GROWTH     VALUE    INCOME  AMERICAN    MARKETS      EQUITY   ESTATE
                                            FUND     FUND      FUND      FUND      FUND      FUND       FUND        FUND     FUND
                                           (000)    (000)     (000)     (000)     (000)     (000)      (000)       (000)    (000)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $      12  $     1  $     22  $      5  $     14  $      7  $      16  $        4  $     2
  Paid in Capital in Excess of Par       147,222   10,700   327,144    63,598   173,493    96,171    181,049      59,979   20,569
  Undistributed (Distributions in
    Excess of) Net Investment Income       2,666      (63)   (1,153)       (1)      311       (11)      (659)         --       55
  Accumulated (Distributions in
    Excess of) Net Realized Gain
    (Loss)                                 7,878       48    (8,456)    5,783     8,928     9,027     12,215       2,851    1,858
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**       32,087     (118)   35,129    12,702    13,742    13,866     20,325       3,479    1,832
                                       ---------  -------  --------  --------  --------  --------  ---------  ----------  -------
NET ASSETS                             $ 189,865  $10,568  $352,686  $ 82,087  $196,488  $119,060  $ 212,946  $   66,313  $24,316
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======
CLASS A SHARES:
  Net Assets                           $  72,704  $ 6,407  $175,440  $ 34,331  $ 76,439  $ 84,401  $ 119,022  $   22,521  $14,827
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         4,388      644    10,554     1,951     5,362     4,855      8,838       1,326      905
  Net Asset Value and Redemption
    Price Per Share                    $   16.57  $  9.95  $  16.62  $  17.59  $  14.26  $  17.39  $   13.47  $    16.98  $ 16.39
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======


  Maximum Sales Charge                     5.75%    4.75%     5.75%     5.75%     4.75%     5.75%      5.75%       5.75%    5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X
    100-maximum sales charge)          $   17.58  $ 10.45  $  17.64  $  18.66  $  14.97  $  18.45  $   14.29  $    18.02  $ 17.39
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======
CLASS B SHARES:
  Net Assets                           $  38,962  $ 1,716  $ 62,786  $ 15,331  $ 78,340  $ 14,314  $  35,966  $   34,382  $ 7,120
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         2,412      173     3,884       872     5,515       842      2,716       2,041      435
  Net Asset Value and Offering Price
    Per Share***                       $   16.15  $  9.91  $  16.17  $  17.59  $  14.20  $  16.99  $   13.24  $    16.85  $ 16.36
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======
CLASS C SHARES:
  Net Assets                           $  78,199  $ 2,445  $114,460  $ 32,425  $ 41,709  $ 20,345  $  57,958  $    9,410  $ 2,369
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         4,814      247     7,093     1,844     2,935     1,196      4,372         559      145
  Net Asset Value and Offering Price
    Per Share***                       $   16.24  $  9.90  $  16.14  $  17.59  $  14.21  $  17.01  $   13.26  $    16.83  $ 16.36
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======
  Investments at Cost, Including
    Foreign Currency                   $ 162,983  $ 9,644  $322,413  $ 71,052  $181,907  $105,977  $ 195,840  $   64,279  $20,333
                                       =========  =======  ========  ========  ========  ========  =========  ==========  =======

                                                         GOVERNMENT
                                                 INTER-  OBLIGATIONS
                                          HIGH  NATIONAL      MONEY     MONEY
                                         YIELD   MAGNUM      MARKET    MARKET
                                          FUND     FUND        FUND      FUND
                                         (000)    (000)       (000)     (000)
-------------------------------------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $    18  $     3  $       95  $    139
  Paid in Capital in Excess of Par      21,471   44,357      94,764   138,382
  Undistributed (Distributions in
    Excess of) Net Investment Income        38      767          --        --
  Accumulated (Distributions in
    Excess of) Net Realized Gain
    (Loss)                                 245       21         (91)      (99)
  Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Translations**        795    4,184          --        --
                                       -------  -------  ----------  --------
NET ASSETS                             $22,567  $49,332  $   94,768  $138,422
                                       =======  =======  ==========  ========

CLASS A SHARES:
  Net Assets                           $ 8,980  $21,961  $   94,768  $138,422
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         698    1,579      94,859   138,521
  Net Asset Value and Redemption
    Price Per Share                    $ 12.86  $ 13.91  $     1.00  $   1.00
                                       =======  =======  ==========  ========
  Maximum Sales Charge                   4.75%    5.75%          --        --
  Maximum Offering Price Per Share
    (Net Asset Value Per Share X
    100-maximum sales charge)          $ 13.50  $ 14.76          --        --
                                       =======  =======  ==========  ========
  Net Assets                           $ 8,617  $18,215          --        --
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         670    1,317          --        --
  Net Asset Value and Offering Price
    Per Share***                       $ 12.86  $ 13.84          --        --
                                       =======  =======  ==========  ========
CLASS C SHARES:
  Net Assets                           $ 4,970  $ 9,156          --        --
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         386      662          --        --
  Net Asset Value and Offering Price
    Per Share***                       $ 12.86  $ 13.83          --        --
  Investments at Cost, Including
    Foreign Currency                   $21,610  $49,859  $   94,977  $137,740
                                       =======  =======  ==========  ========

---------------

  * Includes repurchase agreements aggregating $8,897,000, $15,266,000, 2,523,000, $3,146,000, $4,769,000, $9,936,000, $5,014,000, $665,000,
     $615,000, $8,624,000, $12,495,000 and $16,375,000 for Global Equity
     Allocation Fund, Asian Growth Fund, American Value Fund, Worldwide High Income Fund, Latin American Fund, Emerging Markets Fund, Aggressive Equity Fund, U.S. Real Estate Fund, High Yield Fund, International Magnum Fund, Government Obligations Money Market Fund and Money Market Fund, respectively.
 ** Net of accrual for country tax of U.S. $93,000 for Asian Growth Fund and $401,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.

------------------
          88
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                            YEAR ENDED JUNE 30, 1997

                                         GLOBAL    GLOBAL                      WORLDWIDE                                      U.S.
                                         EQUITY     FIXED     ASIAN  AMERICAN       HIGH     LATIN  EMERGING  AGGRESSIVE      REAL
                                     ALLOCATION    INCOME    GROWTH     VALUE     INCOME  AMERICAN   MARKETS      EQUITY    ESTATE
                                           FUND      FUND      FUND      FUND       FUND      FUND      FUND        FUND      FUND
                                          (000)     (000)     (000)     (000)      (000)     (000)     (000)       (000)     (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                          $    3,489  $     --  $  6,912  $  1,309  $     170  $    893  $  3,086  $      295  $    476
  Interest                                  259       632       340        82     16,119       106       467         116        78
  Security Lending                          107        --        --        --         --        --        --          --        --
  Less Foreign Taxes Withheld              (254)      (10)     (963)       --         --        --      (160)         --        --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Total Income                           3,601       622     6,289     1,391     16,289       999     3,393         411       554
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
EXPENSES:
  Investment Advisory Fees                1,557        79     4,057       432      1,086       572     1,955         245       145
    Less: Fees Waived                      (293)      (79)       --      (135)        --      (248)     (331)       (204)     (145)
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
  Net Investment Advisory Fees            1,264        --     4,057       297      1,086       324     1,624          41        --
  Administrative Fees                       473        34     1,080       139        388       151       445          76        42
  Custody Fees                              224        17       682        18         77       191       581          34        44
  Filing and Registration Fees                5        --         1         4         13        11         6           8         2
  Directors' Fees and Expenses                8         2        21         3          7         3         9           2         2
  Professional Fees                          95        30       207        38         84        45       107          28        21
  Shareholder Reports                        92        11       262        47         77        20        76          30         4
  Security Lending Fees                      23        --        --        --         --        --        --          --        --
  Dividend Expense for Securities
    Sold Short                               --        --        --        --         --        --        --           1        --
  Distribution Fees
    Class A                                 160        16       509        58        152        81       229          28        19
    Class B                                 238        16       602        43        491        45       180         105        45
    Class C                                 679        26     1,424       233        351        87       465          55        22
  Amortization of Organizational
    Costs                                    37        37        31        46         52        51        52          78        49
  Blue Sky Fees                              44        35        69        36         39        40        47          36        30
  Country Tax Expense                         3        --        --        --         --        57        58          --        --
  Interest Expense                            1         3        64        --         23        18        37          21        --
  Other                                      10         3        28         5         14         6        15           3         2
  Expenses Reimbursed by Adviser             --       (44)       --        --         --        --        --          --        (8)
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Net Expenses                           3,356       186     9,037       967      2,854     1,130     3,931         546       274
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
Net Investment Income (Loss)                245       436    (2,748)      424     13,435      (131)     (538)       (135)      280
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
NET REALIZED GAIN (LOSS) ON:
  Investments                             8,119       113    (4,389)    6,719     10,103    14,026    15,276       3,674     2,077
  Foreign Currency Transactions           5,051        (2)     (415)       --       (741)      (45)     (283)         --        --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
   Net Realized Gain (Loss)              13,170       111    (4,804)    6,719      9,362    13,981    14,993       3,674     2,077
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                            18,089       (60)   (2,600)    7,544     14,410    10,222     7,857       3,365     1,622
  Foreign Currency Translations            (838)      (24)      (19)       --          2       (22)     (382)         --        --
  Securities Sold Short                      --        --        --        --         --        --        --        (160)       --
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
    Change in Unrealized
      Appreciation/ Depreciation         17,251       (84)   (2,619)    7,544     14,412    10,200     7,475       3,205     1,622
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation              30,421        27    (7,423)   14,263     23,774    24,181    22,468       6,879     3,699
                                     ----------  --------  --------  --------  ---------  --------  --------  ----------  --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $   30,666  $    463  $(10,171) $ 14,687  $  37,209  $ 24,050  $ 21,930  $    6,744  $  3,979
                                     ==========  ========  ========  ========  =========  ========  ========  ==========  ========

                                                              GOVERNMENT
                                         HIGH  INTERNATIONAL       MONEY     MONEY
                                        YIELD         MAGNUM      MARKET    MARKET
                                         FUND           FUND        FUND      FUND
                                        (000)          (000)       (000)     (000)
----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                          $     54         $  498  $       --  $     --
  Interest                              1,454            175       6,529    10,791
  Security Lending                         --             --          --        --
  Less Foreign Taxes Withheld              --            (65)         --        --
                                     --------         ------  ----------  --------
   Total Income                         1,508            608       6,529    10,791
                                     --------         ------  ----------  --------
EXPENSES:
  Investment Advisory Fees                113            168         542       882
    Less: Fees Waived                    (113)          (168)       (392)     (579)
                                     --------         ------  ----------  --------
  Net Investment Advisory Fees             --             --         150       303
  Administrative Fees                      42             73         123       194
  Custody Fees                             17             97          25        46
  Filing and Registration Fees              2             --          --        --
  Directors' Fees and Expenses              2              2           1         5
  Professional Fees                        21             39          86       122
  Shareholder Reports                       1              6          23        45
  Security Lending Fees                    --             --          --        --
  Dividend Expense for Securities
    Sold Short                             --             --          --        --
  Distribution Fees
    Class A                                13             21         604       981
    Class B                                57             68          --        --
    Class C                                43             58          --        --
  Amortization of Organizational
    Costs                                  49             68          41        41
  Blue Sky Fees                            26             36          60       103
  Country Tax Expense                      --             --          --        --
  Interest Expense                         --              1          --        --
  Other                                     1              2          41        92
  Expenses Reimbursed by Adviser          (12)           (33)         --        --
                                     --------         ------  ----------  --------
   Net Expenses                           262            438       1,154     1,932
                                     --------         ------  ----------  --------
Net Investment Income (Loss)            1,246            170       5,375     8,859
                                     --------         ------  ----------  --------
NET REALIZED GAIN (LOSS) ON:
  Investments                             312             33           8        13
  Foreign Currency Transactions            --            737          --        --
                                     --------         ------  ----------  --------
   Net Realized Gain (Loss)               312            770           8        13
                                     --------         ------  ----------  --------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                             881          4,060          --        --
  Foreign Currency Translations            --            124          --        --
  Securities Sold Short                    --             --          --        --
                                     --------         ------  ----------  --------
    Change in Unrealized
      Appreciation/ Depreciation          881          4,184          --        --
                                     --------         ------  ----------  --------
Net Realized Gain (Loss) and Change
  in Unrealized
  Appreciation/Depreciation             1,193          4,954           8        13
                                     --------         ------  ----------  --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS   $  2,439         $5,124  $    5,383  $  8,872
                                     ========         ======  ==========  ========

                                                         -----------------------
                                                                    89
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $         245  $         364
  Net Realized Gain                           13,170         11,649
  Change in Unrealized
    Appreciation/Depreciation                 17,251          9,778
                                       -------------  -------------
  Net Increase in Net Assets from
    Operations                                30,666         21,791
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                     (2,358)        (1,295)
  Class B                                       (759)           (69)
  Class C                                     (2,093)        (1,106)
                                       -------------  -------------
                                              (5,210)        (2,470)
                                       -------------  -------------
  Net Realized Gain:
  Class A                                     (2,101)        (1,591)
  Class B                                       (751)           (96)
  Class C                                     (2,262)        (1,624)
                                       -------------  -------------
                                              (5,114)        (3,311)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions             (10,324)        (5,781)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                  54,525         58,409
  Distributions Reinvested                     9,826          5,268
  Redeemed                                   (36,345)       (21,216)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                              28,006         42,461
                                       -------------  -------------
  Total Increase in Net Assets                48,348         58,471
NET ASSETS -- Beginning of Year              141,517         83,046
                                       -------------  -------------
NET ASSETS -- End of Year (Including
  undistributed net investment income
  of $2,666 and $2,710, respectively)  $     189,865  $     141,517
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                1,091          1,702
     Distributions Reinvested                    293            197
     Redeemed                                 (1,314)          (960)
                                       -------------  -------------
   Net Increase in Class A Shares
     Outstanding                                  70            939
                                       =============  =============
   Dollars:
     Subscribed                        $      16,569  $      23,872
     Distributions Reinvested                  4,157          2,639
     Redeemed                                (19,605)       (13,331)
                                       -------------  -------------
   Net Increase                        $       1,121  $      13,180
                                       =============  =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                1,444          1,017
     Distributions Reinvested                    106             12
     Redeemed                                   (160)            (7)
                                       -------------  -------------
   Net Increase in Class B Shares
     Outstanding                               1,390          1,022
                                       =============  =============
   Dollars:
     Subscribed                        $      21,138  $      14,112
     Distributions Reinvested                  1,475            158
     Redeemed                                 (2,336)          (100)
                                       -------------  -------------
   Net Increase                        $      20,277  $      14,170
                                       =============  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                1,160          1,482
     Distributions Reinvested                    300            186
     Redeemed                                   (995)          (575)
                                       -------------  -------------
   Net Increase in Class C Shares
     Outstanding                                 465          1,093
                                       =============  =============
   Dollars:
     Subscribed                        $      16,818  $      20,425
     Distributions Reinvested                  4,194          2,471
     Redeemed                                (14,404)        (7,785)
                                       -------------  -------------
   Net Increase                        $       6,608  $      15,111
                                       =============  =============
-------------------------------------------------------------------

-----------
          90
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                              YEAR ENDED     YEAR ENDED
                                           JUNE 30, 1997  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                          $   436      $     772
  Net Realized Gain                                  111            489
  Change in Unrealized
    Appreciation/Depreciation                        (84)          (513)
                                                 -------      ---------
  Net Increase in Net Assets
    Resulting from Operations                        463            748
                                                 -------      ---------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (218)          (771)
  Class B                                            (46)           (21)
  Class C                                            (74)          (399)
  In Excess of Net Investment Income:
  Class A                                            (41)           (23)
  Class B                                             (9)            (1)
  Class C                                            (14)           (12)
                                                 -------      ---------
  Net Decrease in Net Assets
    Resulting from Distributions                    (402)        (1,227)
                                                 -------      ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                       4,760          8,720
  Distributions Reinvested                           335            676
  Redeemed                                        (6,304)       (14,258)
                                                 -------      ---------
  Net Decrease in Net Assets
    Resulting from Capital Share
    Transactions                                  (1,209)        (4,862)
                                                 -------      ---------
  Total Decrease in Net Assets                    (1,148)        (5,341)
NET ASSETS -- Beginning of Year                   11,716         17,057
                                                 -------      ---------
NET ASSETS -- End of Year (Including
  distributions in excess of net
  investment income of $(63) and
  $(36), respectively)                           $10,568      $  11,716
                                                 =======      =========
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                       256            589
    Distributions Reinvested                          22             50
    Redeemed                                        (382)          (975)
                                                 -------      ---------
  Net Decrease in Class A Shares
    Outstanding                                     (104)          (336)
                                                 =======      =========
  Dollars:
    Subscribed                                   $ 2,529          5,929
    Distributions Reinvested                         225            507
    Redeemed                                      (3,839)        (9,791)
                                                 -------      ---------
  Net Decrease                                   $(1,085)     $  (3,355)
                                                 =======      =========
  Class B:
  --------------------
  Shares:
    Subscribed                                       100            150
    Distributions Reinvested                           4              1
    Redeemed                                         (76)            (6)
                                                 -------      ---------
  Net Increase in Class B Shares
    Outstanding                                       28            145
                                                 =======      =========
  Dollars:
    Subscribed                                   $   999          1,496
    Distributions Reinvested                          41             14
    Redeemed                                        (758)           (63)
                                                 -------      ---------
  Net Increase                                   $   282      $   1,447
                                                 =======      =========
  Class C:
  --------------------
  Shares:
    Subscribed                                       123            130
    Distributions Reinvested                           7             15
    Redeemed                                        (170)          (443)
                                                 -------      ---------
  Net Decrease in Class C Shares
    Outstanding                                      (40)          (298)
                                                 =======      =========
  Dollars:
    Subscribed                                   $ 1,232      $   1,295
    Distributions Reinvested                          69            155
    Redeemed                                      (1,707)        (4,404)
                                                 -------      ---------
  Net Decrease                                   $  (406)     $  (2,954)
                                                 =======      =========
-----------------------------------------------------------------------

                                                         -----------------------
                                                                    91
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                              YEAR ENDED     YEAR ENDED
                                           JUNE 30, 1997  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                $          (2,748) $      (1,844)
  Net Realized Gain (Loss)                        (4,804)         5,364
  Change in Unrealized
    Appreciation/Depreciation                     (2,619)         9,465
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations             (10,171)        12,985
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                            (33)            --
  Class B                                            (10)            --
  Class C                                            (24)            --
  In Excess of Net Realized Gain:
  Class A                                         (4,110)            --
  Class B                                         (1,274)            --
  Class C                                         (3,072)            --
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (8,523)            --
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                     114,562        241,482
  Distributions Reinvested                         8,035             --
  Redeemed                                      (220,149)      (103,699)
                                       -----------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                           (97,552)       137,783
                                       -----------------  -------------
  Total Increase (Decrease) in Net
    Assets                                      (116,246)       150,768
NET ASSETS -- Beginning of Year                  468,932        318,164
                                       -----------------  -------------
NET ASSETS -- End of Year (Including
  net investment loss of $(1,153) and
  $(160), respectively)                $         352,686  $     468,932
                                       =================  =============
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    4,724          7,522
     Distributions Reinvested                        243             --
     Redeemed                                     (8,877)        (3,936)
                                       -----------------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                           (3,910)         3,586
                                       =================  =============
   Dollars:
     Subscribed                        $          77,015  $     127,388
     Distributions Reinvested                      3,930             --
     Redeemed                                   (144,501)       (65,894)
                                       -----------------  -------------
   Net Increase (Decrease)             $         (63,556) $      61,494
                                       -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                    1,466          3,225
     Distributions Reinvested                         77             --
     Redeemed                                       (803)           (81)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                     740          3,144
                                       =================  =============
   Dollars:
     Subscribed                        $          23,406  $      54,005
     Distributions Reinvested                      1,210             --
     Redeemed                                    (12,628)        (1,375)
                                       -----------------  -------------
   Net Increase                        $          11,988  $      52,630
                                       =================  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                      883          3,629
     Distributions Reinvested                        184             --
     Redeemed                                     (3,989)        (2,229)
                                       -----------------  -------------
   Net Increase (Decrease) in Class C
     Shares Outstanding                           (2,922)         1,400
                                       =================  =============
   Dollars:
     Subscribed                        $          14,140  $      60,089
     Distributions Reinvested                      2,895             --
     Redeemed                                    (63,019)       (36,430)
                                       -----------------  -------------
   Net Increase (Decrease)             $         (45,984) $      23,659
                                       =================  =============
-----------------------------------------------------------------------

-----------
          92
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $         424  $         666
  Net Realized Gain                            6,719          2,783
  Change in Unrealized
    Appreciation/Depreciation                  7,544          3,203
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                 14,687          6,652
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                       (309)          (443)
  Class B                                        (25)           (17)
  Class C                                       (133)          (209)
  In Excess of Net Investment Income:
  Class A                                         (1)           (12)
  Class B                                         --             (1)
  Class C                                         --            (10)
                                       -------------  -------------
                                                (468)          (692)
                                       -------------  -------------
  Net Realized Gain:
  Class A                                     (1,555)          (331)
  Class B                                       (209)           (20)
  Class C                                     (1,482)          (252)
                                       -------------  -------------
                                              (3,246)          (603)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions              (3,714)        (1,295)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                  38,027         18,813
  Distributions Reinvested                     3,292            900
  Redeemed                                   (13,557)       (16,260)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                              27,762          3,453
                                       -------------  -------------
  Total Increase in Net Assets                38,735          8,810
NET ASSETS -- Beginning of Year               43,352         34,542
                                       -------------  -------------
NET ASSETS -- End of Year (Including
  distributions in excess of net
  investment income of $(1) and
  $(23), respectively)                 $      82,087  $      43,352
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                1,025            515
     Distributions Reinvested                    119             42
     Redeemed                                   (538)          (816)
                                       -------------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                          606           (259)
                                       =============  =============
   Dollars:
     Subscribed                        $      16,463  $       7,053
     Distributions Reinvested                  1,785            573
     Redeemed                                 (8,501)       (11,471)
                                       -------------  -------------
   Net Increase (Decrease)             $       9,747  $      (3,845)
                                       =============  =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                  714            174
     Distributions Reinvested                     15              3
     Redeemed                                    (27)            (7)
                                       -------------  -------------
   Net Increase in Class B Shares
     Outstanding                                 702            170
                                       =============  =============
   Dollars:
     Subscribed                        $      11,773  $       2,376
     Distributions Reinvested                    228             36
     Redeemed                                   (420)           (93)
                                       -------------  -------------
   Net Increase                        $      11,581  $       2,319
                                       =============  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                  623            685
     Distributions Reinvested                     85             21
     Redeemed                                   (312)          (334)
                                       -------------  -------------
   Net Increase in Class C Shares
     Outstanding                                 396            372
                                       =============  =============
   Dollars:
     Subscribed                        $       9,791  $       9,384
     Distributions Reinvested                  1,279            291
     Redeemed                                 (4,636)        (4,696)
                                       -------------  -------------
   Net Increase                        $       6,434  $       4,979
                                       =============  =============
-------------------------------------------------------------------

                                                         -----------------------
                                                                    93
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $      13,435  $       8,304
  Net Realized Gain                            9,362          4,060
  Change in Unrealized Appreciation
    /Depreciation                             14,412           (637)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                 37,209         11,727
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                     (5,678)        (3,806)
  Class B                                     (4,269)        (1,176)
  Class C                                     (3,020)        (2,325)
                                       -------------  -------------
                                             (12,967)        (7,307)
                                       -------------  -------------
  Realized Gain:
  Class A                                     (2,320)            --
  Class B                                     (1,708)            --
  Class C                                     (1,293)            --
                                       -------------  -------------
                                              (5,321)            --
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions             (18,288)        (7,307)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                 133,028        103,978
  Distributions Reinvested                    11,818          3,981
  Redeemed                                   (63,040)       (43,317)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                              81,806         64,642
                                       -------------  -------------
  Total Increase in Net Assets               100,727         69,062
NET ASSETS -- Beginning of Year               95,761         26,699
                                       -------------  -------------
NET ASSETS -- End of Year (Including
  undistributed net investment income
  of $311 and $1,157, respectively)    $     196,488  $      95,761
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                5,082          4,713
     Distributions Reinvested                    423            190
     Redeemed                                 (3,469)        (2,858)
                                       -------------  -------------
   Net Increase in Class A Shares
     Outstanding                               2,036          2,045
                                       =============  =============
   Dollars:
     Subscribed                        $      67,886  $      56,635
     Distributions Reinvested                  5,651          2,294
     Redeemed                                (46,537)       (34,479)
                                       -------------  -------------
   Net Increase                        $      27,000  $      24,450
                                       =============  =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                3,787          2,125
     Distributions Reinvested                    246             44
     Redeemed                                   (622)           (65)
                                       -------------  -------------
   Net Increase in Class B Shares
     Outstanding                               3,411          2,104
                                       =============  =============
   Dollars:
     Subscribed                        $      50,939  $      25,745
     Distributions Reinvested                  3,287            538
     Redeemed                                 (8,415)          (797)
                                       -------------  -------------
   Net Increase                        $      45,811  $      25,486
                                       =============  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                1,057          1,792
     Distributions Reinvested                    217             95
     Redeemed                                   (596)          (656)
                                       -------------  -------------
   Net Increase in Class C Shares
     Outstanding                                 678          1,231
                                       =============  =============
   Dollars:
     Subscribed                        $      14,203  $      21,598
     Distributions Reinvested                  2,880          1,149
     Redeemed                                 (8,088)        (8,041)
                                       -------------  -------------
   Net Increase                        $       8,995  $      14,706
                                       =============  =============
-------------------------------------------------------------------

-----------
          94
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                              YEAR ENDED     YEAR ENDED
                                           JUNE 30, 1997  JUNE 30, 1996
                                                   (000)          (000)
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $            (131) $         163
  Net Realized Gain                               13,981            752
  Change in Unrealized
    Appreciation/Depreciation                     10,200          5,112
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                     24,050          6,027
                                       -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                             --            (18)

  In Excess of Net Investment Income:
  Class A                                           (117)            --
  Class B                                            (17)            --
  Class C                                            (13)            --
                                       -----------------  -------------
                                                    (147)           (18)
                                       -----------------  -------------
  Net Realized Gain:
  Class A                                         (2,192)            --
  Class B                                           (359)            --
  Class C                                           (727)            --
                                       -----------------  -------------
                                                  (3,278)            --
                                       -----------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions                  (3,425)           (18)
                                       -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                     114,111         19,885
  Distributions Reinvested                         3,304             15
  Redeemed                                       (46,502)       (10,130)
                                       -----------------  -------------
  Net Increase in Net Assets
    Resulitng from Capital Share
    Transactions                                  70,913          9,770
                                       -----------------  -------------
  Total Increase in Net Assets                    91,538         15,779
NET ASSETS -- Beginning of Year                   27,522         11,743
                                       -----------------  -------------
NET ASSETS -- End of Year (Including
  undistributed (distribution in
  excess of) net investment income of
  $(11) and $132, respectively)        $         119,060  $      27,522
                                       =================  =============
-----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    6,162          1,373
     Distributions Reinvested                        187              1
     Redeemed                                     (2,975)          (737)
                                       -----------------  -------------
   Net Increase in Class A Shares
     Outstanding                                   3,374            637
                                       =================  =============
   Dollars:
     Subscribed                        $          90,337  $      14,772
     Distributions Reinvested                      2,243             15
     Redeemed                                    (41,558)        (7,673)
                                       -----------------  -------------
   Net Increase                        $          51,022  $       7,114
                                       =================  =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                      752            169
     Distributions Reinvested                         30             --
     Redeemed                                       (104)            (5)
                                       -----------------  -------------
   Net Increase in Class B Shares
     Outstanding                                     678            164
                                       =================  =============
   Dollars:
     Subscribed                        $          11,139  $       1,858
     Distributions Reinvested                        353             --
     Redeemed                                     (1,385)           (52)
                                       -----------------  -------------
   Net Increase                        $          10,107  $       1,806
                                       =================  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                      856            316
     Distributions Reinvested                         60             --
     Redeemed                                       (266)          (224)
                                       -----------------  -------------
   Net Increase in Class C Shares
     Outstanding                                     650             92
                                       =================  =============
   Dollars:
     Subscribed                        $          12,635  $       3,255
     Distributions Reinvested                        708             --
     Redeemed                                     (3,559)        (2,405)
                                       -----------------  -------------
   Net Increase                        $           9,784  $         850
                                       =================  =============
-----------------------------------------------------------------------

                                                         -----------------------
                                                                    95
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $        (538) $         465
  Net Realized Gain (Loss)                    14,993           (518)
  Change in Unrealized
    Appreciation/Depreciation                  7,475         14,532
                                       -------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations          21,930         14,479
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                         --           (142)
  In Excess of Net Investment Income:
  Class A                                       (291)            --
  Class B                                        (52)            --
  Class C                                        (44)            --
                                       -------------  -------------
                                                (387)          (142)
                                       -------------  -------------
  Net Realized Gain:
  Class A                                       (871)            --
  Class B                                       (182)            --
  Class C                                       (503)            --
                                       -------------  -------------
                                              (1,556)            --
                                       -------------  -------------
  In Excess of Net Realized Gain:
  Class A                                         --             (3)
  Class C                                         --             (2)
                                       -------------  -------------
                                                  --             (5)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions              (1,943)          (147)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                 133,953        141,283
  Distributions Reinvested                     1,855            133
  Redeemed                                  (111,716)       (35,217)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                              24,092        106,199
                                       -------------  -------------
  Total Increase in Net Assets                44,079        120,531
NET ASSETS -- Beginning of Year              168,867         48,336
                                       -------------  -------------
NET ASSETS -- End of Year (Including
  undistributed (distributions in
  excess of) net investment income of
  $(659) and $306, respectively.)      $     212,946  $     168,867
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                7,637          9,551
     Distributions Reinvested                    104             13
     Redeemed                                 (8,424)        (2,502)
                                       -------------  -------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                         (683)         7,062
                                       =============  =============
   Dollars:
     Subscribed                        $      89,680  $     106,764
     Distributions Reinvested                  1,103            131
     Redeemed                                (96,827)       (27,528)
                                       -------------  -------------
   Net Increase (Decrease)             $      (6,044) $      79,367
                                       =============  =============
   Class B:
   ---------------------
   Shares:
     Subscribed                                2,028            883
     Distributions Reinvested                     20             --
     Redeemed                                   (205)           (10)
                                       -------------  -------------
   Net Increase in Class B Shares
     Outstanding                               1,843            873
                                       =============  =============
   Dollars:
     Subscribed                        $      23,982  $       9,848
     Distributions Reinvested                    223             --
     Redeemed                                 (2,355)          (116)
                                       -------------  -------------
   Net Increase                        $      21,850  $       9,732
                                       =============  =============
   Class C:
   ---------------------
   Shares:
     Subscribed                                1,753          2,245
     Distributions Reinvested                     51             --
     Redeemed                                 (1,086)          (703)
                                       -------------  -------------
   Net Increase in Class C Shares
     Outstanding                                 718          1,542
                                       =============  =============
   Dollars:
     Subscribed                        $      20,292  $      24,671
     Distributions Reinvested                    528              2
     Redeemed                                (12,534)        (7,573)
                                       -------------  -------------
   Net Increase                        $       8,286  $      17,100
                                       =============  =============
-------------------------------------------------------------------

-----------
          96
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                              YEAR ENDED  JANUARY 2, 1996* TO
                                           JUNE 30, 1997        JUNE 30, 1996
                                                   (000)                (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                   $  (135)             $    27
  Net Realized Gain                                3,674                  943
  Change in Unrealized
    Appreciation/Depreciation                      3,205                  274
                                                 -------              -------
  Net Increase in Net Assets
    Resulting from Operations                      6,744                1,244
                                                 -------              -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                            (16)                 (17)
  Class B                                             (5)                  (6)
  Class C                                             (5)                  (7)
                                                 -------              -------
                                                     (26)                 (30)
                                                 -------              -------
  Net Realized Gain:
  Class A                                           (711)                  --
  Class B                                           (452)                  --
  Class C                                           (439)                  --
                                                 -------              -------
                                                  (1,602)                  --
                                                 -------              -------
  Net Decrease in Net Assets
    Resulting from Distributions                  (1,628)                 (30)
                                                 -------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      57,588                9,793
  Distributions Reinvested                         1,037                   10
  Redeemed                                        (7,818)                (627)
                                                 -------              -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                  50,807                9,176
                                                 -------              -------
  Total Increase in Net Assets                    55,923               10,390
NET ASSETS -- Beginning of Year                   10,390                   --
                                                 -------              -------
NET ASSETS -- End of Year                        $66,313              $10,390
                                                 =======              =======
-----------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                    1,309                  410
     Distributions Reinvested                         35                    1
     Redeemed                                       (392)                 (37)
                                                 -------              -------
   Net Increase in Class A Shares
     Outstanding                                     952                  374
                                                 =======              =======
   Dollars:
     Subscribed                                  $20,966              $ 5,351
     Distributions Reinvested                        522                    9
     Redeemed                                     (6,373)                (479)
                                                 -------              -------
     Net Increase                                $15,115              $ 4,881
                                                 =======              =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                    1,905                  170
     Distributions Reinvested                         18                   --
     Redeemed                                        (51)                  (1)
                                                 -------              -------
   Net Increase in Class B Shares
     Outstanding                                   1,872                  169
                                                 =======              =======
   Dollars:
     Subscribed                                  $30,344              $ 2,086
     Distributions Reinvested                        262                   --
     Redeemed                                       (818)                 (11)
                                                 -------              -------
   Net Increase                                  $29,788              $ 2,075
                                                 =======              =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                      404                  190
     Distributions Reinvested                         17                   --
     Redeemed                                        (42)                 (10)
                                                 -------              -------
   Net Increase in Class C Shares
     Outstanding                                     379                  180
                                                 =======              =======
   Dollars:
     Subscribed                                  $ 6,278                2,356
     Distributions Reinvested                        252                    1
     Redeemed                                       (626)                (137)
                                                 -------              -------
   Net Increase                                  $ 5,904              $ 2,220
                                                 =======              =======
-----------------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    97
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                          YEAR ENDED  MAY 1, 1996* TO
                                       JUNE 30, 1997    JUNE 30, 1996
                                               (000)            (000)
---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $         280  $            32
  Net Realized Gain                            2,077               --
  Change in Unrealized
    Appreciation/Depreciation                  1,622              210
                                       -------------           ------
  Net Increase in Net Assets
    Resulting from Operations                  3,979              242
                                       -------------           ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                       (162)              (5)
  Class B                                        (57)              (4)
  Class C                                        (31)              (4)
                                       -------------           ------
                                                (250)             (13)
                                       -------------           ------
  Net Realized Gain:
  Class A                                       (100)              --
  Class B                                        (71)              --
  Class C                                        (48)              --
                                       -------------           ------
                                                (219)              --
                                       -------------           ------
  Net Decrease in Net Assets
    Resulting from Distributions                (469)             (13)
                                       -------------           ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                  23,984            5,578
  Distributions Reinvested                       268                1
  Redeemed                                    (9,254)              --
                                       -------------           ------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                              14,998            5,579
                                       -------------           ------
  Total Increase in Net Assets                18,508            5,808
NET ASSETS -- Beginning of Year                5,808               --
                                       -------------           ------
NET ASSETS -- End of Year (Including
  undistributed net investment income
  of $55 and $19, respectively.)       $      24,316  $         5,808
                                       =============           ======
---------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                1,003              146
     Distributions Reinvested                     13               --
     Redeemed                                   (257)              --
                                       -------------           ------
   Net Increase in Class A Shares
     Outstanding                                 759              146
                                       =============           ======
   Dollars:
     Subscribed                        $      15,148  $         1,753
     Distributions Reinvested                    187                1
     Redeemed                                 (3,998)              --
                                       -------------           ------
   Net Increase                        $      11,337  $         1,754
                                       =============           ======
   Class B:
   ---------------------
   Shares:
     Subscribed                                  441              175
     Distributions Reinvested                      4               --
     Redeemed                                   (185)              --
                                       -------------           ------
   Net Increase in Class B Shares
     Outstanding                                 260              175
                                       =============           ======
   Dollars:
     Subscribed                        $       6,607  $         2,116
     Distributions Reinvested                     54               --
     Redeemed                                 (2,916)              --
                                       -------------           ------
   Net Increase                        $       3,745  $         2,116
                                       =============           ======
   Class C:
   ---------------------
   Shares:
     Subscribed                                  150              142
     Distributions Reinvested                      2               --
     Redeemed                                   (149)              --
                                       -------------           ------
   Net Increase in Class C Shares
     Outstanding                                   3              142
                                       =============           ======
   Dollars:
     Subscribed                        $       2,229  $         1,709
     Distributions Reinvested                     26               --
     Redeemed                                 (2,339)              --
                                       -------------           ------
   Net Increase                        $         (84) $         1,709
                                       =============           ======
---------------------------------------------------------------------
* Commencement of operations

-----------
          98
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND

                                              YEAR ENDED  MAY 1, 1996* TO
                                           JUNE 30, 1997    JUNE 30, 1996
                                                   (000)            (000)
-------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                          $ 1,246          $   110
  Net Realized Gain (Loss)                           312               (3)
  Change in Unrealized Appreciation
    /Depreciation                                    881              (86)
                                                 -------          -------
  Net Increase in Net Assets
    Resulting from Operations                      2,439               21
                                                 -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (434)             (38)
  Class B                                           (454)             (27)
  Class C                                           (338)             (27)
                                                 -------          -------
                                                  (1,226)             (92)
                                                 -------          -------
  Realized Gain:
  Class A                                            (20)              --
  Class B                                            (24)              --
  Class C                                            (20)              --
                                                 -------          -------
                                                     (64)              --
                                                 -------          -------
  Net Decrease in Net Assets
    Resulting from Distributions                  (1,290)             (92)
                                                 -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                      12,562           10,709
  Distributions Reinvested                           237                6
  Redeemed                                        (2,025)              --
                                                 -------          -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                  10,774           10,715
                                                 -------          -------
  Total Increase in Net Assets                    11,923           10,644
NET ASSETS -- Beginning of Year                   10,644               --
                                                 -------          -------
NET ASSETS -- End of Year (Including
  undistributed net investment income
  of $38 and $18, respectively.)                 $22,567          $10,644
                                                 =======          =======
-------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                      461              327
     Distributions Reinvested                         10               --
     Redeemed                                       (101)              --
                                                 -------          -------
   Net Increase in Class A Shares
     Outstanding                                     370              327
                                                 =======          =======
   Dollars:
     Subscribed                                  $ 5,790          $ 3,930
     Distributions Reinvested                        131                5
     Redeemed                                     (1,282)              --
                                                 -------          -------
   Net Increase                                  $ 4,639          $ 3,935
                                                 =======          =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                      397              287
     Distributions Reinvested                          6               --
     Redeemed                                        (20)              --
                                                 -------          -------
   Net Increase in Class B Shares
     Outstanding                                     383              287
                                                 =======          =======
   Dollars:
     Subscribed                                  $ 4,971          $ 3,443
     Distributions Reinvested                         72                1
     Redeemed                                       (249)              --
                                                 -------          -------
   Net Increase                                  $ 4,794          $ 3,444
                                                 =======          =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                      144              278
     Distributions Reinvested                          3               --
     Redeemed                                        (39)              --
                                                 -------          -------
   Net Increase in Class C Shares
     Outstanding                                     108              278
                                                 =======          =======
   Dollars:
     Subscribed                                  $ 1,800          $ 3,336
     Distributions Reinvested                         35               --
     Redeemed                                       (494)              --
                                                 -------          -------
   Net Increase                                  $ 1,341          $ 3,336
                                                 =======          =======
------------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    99
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                       JULY 1, 1996* TO
                                          JUNE 30, 1997
                                                  (000)
-------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                         $   170
  Net Realized Gain                                 770
  Change in Unrealized
    Appreciation/Depreciation                     4,184
                                                -------
  Net Increase in Net Assets
    Resulting from Operations                     5,124
                                                -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                           (52)
  Class B                                           (45)
  Class C                                           (43)
                                                -------
                                                   (140)
                                                -------
  Net Realized Gain:
  Class A                                            (4)
  Class B                                            (4)
  Class C                                            (4)
                                                -------
                                                    (12)
                                                -------
  Net Decrease in Net Assets
    Resulting from Distributions                   (152)
                                                -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                     47,034
  Distributions Reinvested                           50
  Redeemed                                       (2,724)
                                                -------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                                 44,360
                                                -------
  Total Increase in Net Assets                   49,332
NET ASSETS -- Beginning of Period                    --
                                                -------
NET ASSETS -- End of Period
  (Including undistributed net
  investment income of $767)                    $49,332
                                                =======
-------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                   1,722
     Distributions Reinvested                         1
     Redeemed                                      (144)
                                                -------
   Net Increase in Class A Shares
     Outstanding                                  1,579
                                                =======
   Dollars:
     Subscribed                                 $21,512
     Distributions Reinvested                        14
     Redeemed                                    (1,786)
                                                -------
   Net Increase                                 $19,740
                                                =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                   1,321
     Distributions Reinvested                         2
     Redeemed                                        (6)
                                                -------
   Net Increase in Class B Shares
     Outstanding                                  1,317
                                                =======
   Dollars:
     Subscribed                                 $16,670
     Distributions Reinvested                        18
     Redeemed                                       (73)
                                                -------
   Net Increase                                 $16,615
                                                =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                     728
     Distributions Reinvested                         1
     Redeemed                                       (67)
                                                -------
   Net Increase in Class C Shares
     Outstanding                                    662
                                                =======
   Dollars:
     Subscribed                                 $ 8,852
     Distributions Reinvested                        18
     Redeemed                                      (865)
                                                -------
   Net Increase                                 $ 8,005
                                                =======
-------------------------------------------------------
* Commencement of operations

-----------
         100
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $       5,375  $       4,114
  Net Realized Gain (Loss)                         8            (99)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                  5,383          4,015
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income                       (5,375)        (4,114)
  Net Realized Gain                               --            (12)
                                       -------------  -------------
  Net Decrease in Net Assets
    Resulting from Distributions              (5,375)        (4,126)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                 359,068      1,373,640
  Distributions Reinvested                     4,349          3,511
  Redeemed                                  (414,635)    (1,298,567)
                                       -------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                       (51,218)        78,584
                                       -------------  -------------
  Total Increase (Decrease) in Net
    Assets                                   (51,210)        78,473
NET ASSETS -- Beginning of Year              145,978         67,505
                                       -------------  -------------
NET ASSETS -- End of Year              $      94,768  $     145,978
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                              359,068      1,373,640
     Distributions Reinvested                  4,349          3,511
     Redeemed                               (414,635)    (1,298,567)
                                       -------------  -------------
   Net Increase (Decrease) in Shares
     Outstanding                             (51,218)        78,584
                                       =============  =============
-------------------------------------------------------------------

                                                         -----------------------
                                                                    101
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                          YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1997  JUNE 30, 1996
                                               (000)          (000)
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $       8,859  $       7,849
  Net Realized Gain (Loss)                        13           (100)
                                       -------------  -------------
  Net Increase in Net Assets
    Resulting from Operations                  8,872          7,749
                                       -------------  -------------
DISTRIBUTIONS:
  Net Investment Income                       (8,859)        (7,849)
                                       -------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                 677,641      1,390,774
  Distributions Reinvested                     7,110          7,425
  Redeemed                                  (717,315)    (1,398,641)
                                       -------------  -------------
  Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                       (32,564)          (442)
                                       -------------  -------------
  Total Increase (Decrease) in Net
    Assets                                   (32,551)          (542)
NET ASSETS -- Beginning of Year              170,973        171,515
                                       -------------  -------------
NET ASSETS -- End of Year              $     138,422  $     170,973
                                       =============  =============
-------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                              677,641      1,390,774
     Distributions Reinvested                  7,110          7,425
     Redeemed                               (717,315)    (1,398,641)
                                       -------------  -------------
   Net Increase (Decrease) in Shares
     Outstanding                             (32,564)          (442)
                                       =============  =============
-------------------------------------------------------------------

-----------
         102
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.75              $ 12.60              $ 11.99              $ 11.09
                                                   -------              -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.10                 0.19                 0.12                 0.10
  Net Realized and Unrealized Gain
    (Loss)                                            2.76                 2.82                 0.67                 0.90
                                                   -------              -------              -------              -------
  Total From Investment Operations                    2.86                 3.01                 0.79                 1.00
                                                   -------              -------              -------              -------
DISTRIBUTIONS
  Net Investment Income                              (0.55)               (0.39)                  --                (0.03)
  In Excess of Net Investment Income                    --                   --                (0.05)                  --
  Net Realized Gain                                  (0.49)               (0.47)               (0.13)               (0.07)
                                                   -------              -------              -------              -------
  Total Distributions                                (1.04)               (0.86)               (0.18)               (0.10)
                                                   -------              -------              -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 16.57              $ 14.75              $ 12.60              $ 11.99
                                                   =======              =======              =======              =======
TOTAL RETURN (1)                                     20.61%               24.62%                6.69%                9.02%
                                                   =======              =======              =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $72,704              $63,706              $42,586              $33,425
Ratio of Expenses to Average Net
  Assets                                              1.70%                1.70%                1.70%                1.70%
Ratio of Net Investment Income to
  Average Net Assets                                  0.59%                0.71%                1.01%                0.98%
Portfolio Turnover Rate                                 45%                  44%                  39%                  30%
Average Commission Rate #
  Per Share                                        $0.0021                  N/A                  N/A                  N/A
  As a Percentage of Trade Amount                     0.83%                 N/A                  N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.03              $  0.10              $  0.04              $  0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.90%                2.06%                2.03%                2.58%
  Net Investment Income (Loss) to
    Average Net Assets                                0.40%                0.35%                0.68%                0.10%
-------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS B
                                                               ----------------------------------------
                                          JANUARY 4, 1993*           YEAR ENDED         AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1993        JUNE 30, 1997        TO JUNE 30, 1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.00              $ 14.46                 $ 13.01
                                                   -------              -------                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.04                (0.05)                   0.30
  Net Realized and Unrealized Gain
    (Loss)                                            1.05                 2.73                    1.98
                                                   -------              -------                 -------
  Total From Investment Operations                    1.09                 2.68                    2.28
                                                   -------              -------                 -------
DISTRIBUTIONS
  Net Investment Income                                 --                (0.50)                  (0.35)
  In Excess of Net Investment Income                    --                   --                      --
  Net Realized Gain                                     --                (0.49)                  (0.48)
                                                   -------              -------                 -------
  Total Distributions                                   --                (0.99)                  (0.83)
                                                   -------              -------                 -------
NET ASSET VALUE, END OF PERIOD                     $ 11.09              $ 16.15                 $ 14.46
                                                   =======              =======                 =======
TOTAL RETURN (1)                                     10.90%               19.64%                  18.08%
                                                   =======              =======                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $10,434              $38,962                 $14,786
Ratio of Expenses to Average Net
  Assets                                              1.70%**              2.45%                   2.45%**
Ratio of Net Investment Income to
  Average Net Assets                                  1.04%**             (0.11)%                  0.45%**
Portfolio Turnover Rate                                 14%                  45%                     44%
Average Commission Rate #
  Per Share                                            N/A              $0.0021                     N/A
  As a Percentage of Trade Amount                      N/A                 0.83%                    N/A
-------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.08              $  0.09                 $  0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.65%**              2.65%                   2.81%**
  Net Investment Income (Loss) to
    Average Net Assets                               (0.91)%**            (0.30)%                  0.09%**
-------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                          -------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.49              $ 12.43              $ 11.90              $ 11.05
                                                   -------              -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       (0.03)                0.12                 0.04                 0.06
  Net Realized and Unrealized Gain
    (Loss)                                            2.73                 2.75                 0.65                 0.86
                                                   -------              -------              -------              -------
  Total From Investment Operations                    2.70                 2.87                 0.69                 0.92
                                                   -------              -------              -------              -------
DISTRIBUTIONS
  Net Investment Income                              (0.46)               (0.33)                  --                   --
  In Excess of Net Investment Income                    --                   --                (0.03)                  --
  Net Realized Gain                                  (0.49)               (0.48)               (0.13)               (0.07)
                                                   -------              -------              -------              -------
  Total Distributions                                (0.95)               (0.81)               (0.16)               (0.07)
                                                   -------              -------              -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 16.24              $ 14.49              $ 12.43              $ 11.90
                                                   =======              =======              =======              =======
TOTAL RETURN (1)                                     19.69%               23.65%                5.84%                8.34%
                                                   =======              =======              =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $78,199              $63,025              $40,460              $29,892
Ratio of Expenses to Average Net
  Assets                                              2.45%                2.45%                2.45%                2.45%
Ratio of Net Investment Income to
  Average Net Assets                                 (0.16)%              (0.04)%               0.25%                0.23%
Portfolio Turnover Rate                                 45%                  44%                  39%                  30%
Average Commission Rate #
  Per Share                                        $0.0021                  N/A                  N/A                  N/A
  As a Percentage of Trade Amount                     0.83%                 N/A                  N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.03              $  1.16              $  0.05              $  0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.65%                2.81%                2.78%                3.34%
  Net Investment Income (Loss) to
    Average Net Assets                               (0.34)%              (0.40)%              (0.08)%              (0.66)%


                                          JANUARY 4, 1993*
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1993
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.00
                                                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.01
  Net Realized and Unrealized Gain
    (Loss)                                            1.04
                                                   -------
  Total From Investment Operations                    1.05
                                                   -------
DISTRIBUTIONS
  Net Investment Income                                 --
  In Excess of Net Investment Income                    --
  Net Realized Gain                                     --
                                                   -------
  Total Distributions                                   --
                                                   -------
NET ASSET VALUE, END OF PERIOD                     $ 11.05
                                                   =======
TOTAL RETURN (1)                                     10.50%
                                                   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $ 6,995
Ratio of Expenses to Average Net
  Assets                                              2.45%**
Ratio of Net Investment Income to
  Average Net Assets                                  0.29%**
Portfolio Turnover Rate                                 14%
Average Commission Rate #
  Per Share                                            N/A
  As a Percentage of Trade Amount                      N/A
-------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      4.40%**
  Net Investment Income (Loss) to
    Average Net Assets                               (1.66)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    103
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND

                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.94               $10.23              $  9.53              $ 10.55
                                                    ------               ------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.44                 0.53                 0.56                 0.52
  Net Realized and Unrealized Gain
    (Loss)                                           (0.02)               (0.01)                0.50                (0.42)
                                                    ------               ------              -------              -------
  Total From Investment Operations                    0.42                 0.52                 1.06                 0.10
                                                    ------               ------              -------              -------
DISTRIBUTIONS
  Net Investment Income                              (0.35)               (0.79)               (0.36)               (0.50)
  In Excess of Net Investment Income                 (0.06)               (0.02)                  --                (0.12)
  Net Realized Gain                                     --                   --                   --                (0.47)
  In Excess of Net Realized Gain                        --                   --                   --                (0.03)
                                                    ------               ------              -------              -------
  Total Distributions                                (0.41)               (0.81)               (0.36)               (1.12)
                                                    ------               ------              -------              -------
NET ASSET VALUE, END OF PERIOD                      $ 9.95               $ 9.94              $ 10.23              $  9.53
                                                    ======               ======              =======              =======
TOTAL RETURN (1)                                      4.27%                5.20%               11.41%                0.41%
                                                    ======               ======              =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                   $6,407               $7,432              $11,092              $10,369
Ratio of Expenses to Average Net
  Assets                                              1.45%                1.45%                1.45%                1.45%
Ratio of Net Investment Income to
  Average Net Assets                                  4.40%                5.02%                5.84%                4.70%
Portfolio Turnover Rate                                170%                 223%                 169%                 168%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                          $ 0.12               $ 0.07              $  0.07              $  0.11
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.57%                2.16%                2.22%                2.48%
  Net Investment Income to Average
    Net Assets                                        3.25%                4.31%                5.07%                3.67%
-------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                               ------------------------------------------
                                          JANUARY 4, 1993*           YEAR ENDED        AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1993        JUNE 30, 1997             JUNE 30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00               $ 9.91                    $10.24
                                                    ------               ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.25                 0.41                      0.64
  Net Realized and Unrealized Gain
    (Loss)                                            0.55                (0.07)                    (0.26)
                                                    ------               ------                    ------
  Total From Investment Operations                    0.80                 0.34                      0.38
                                                    ------               ------                    ------
DISTRIBUTIONS
  Net Investment Income                              (0.25)               (0.29)                    (0.69)
  In Excess of Net Investment Income                    --                (0.05)                    (0.02)
  Net Realized Gain                                     --                   --                        --
  In Excess of Net Realized Gain                        --                   --                        --
                                                    ------               ------                    ------
  Total Distributions                                (0.25)               (0.34)                    (0.71)
                                                    ------               ------                    ------
NET ASSET VALUE, END OF PERIOD                      $10.55               $ 9.91                    $ 9.91
                                                    ======               ======                    ======
TOTAL RETURN (1)                                      8.02%                3.48%                     3.76%
                                                    ======               ======                    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                   $6,633               $1,716                    $1,440
Ratio of Expenses to Average Net
  Assets                                              1.45%**              2.20%                     2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                  5.00%**              3.65%                     3.38%**
Portfolio Turnover Rate                                 55%                 170%                      223%
-------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                          $ 0.07               $ 0.13                    $ 0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.88%**              3.37%                     3.57%**
  Net Investment Income to Average
    Net Assets                                        3.57%**              2.45%                     2.01%**
-------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                          -------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.90               $10.20               $ 9.54              $ 10.56
                                                    ------               ------               ------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.39                 0.37                 0.49                 0.43
  Net Realized and Unrealized Gain
    (Loss)                                           (0.05)                0.08                 0.47                (0.40)
                                                    ------               ------               ------              -------
  Total From Investment Operations                    0.34                 0.45                 0.96                 0.03
                                                    ------               ------               ------              -------
DISTRIBUTIONS
  Net Investment Income                              (0.29)               (0.73)               (0.30)               (0.44)
  In Excess of Net Investment Income                 (0.05)               (0.02)                  --                (0.11)
  Net Realized Gain                                     --                   --                   --                (0.47)
  In Excess of Net Realized Gain                        --                   --                   --                (0.03)
                                                    ------               ------               ------              -------
  Total Distributions                                (0.34)               (0.75)               (0.30)               (1.05)
                                                    ------               ------               ------              -------
NET ASSET VALUE, END OF PERIOD                      $ 9.90               $ 9.90               $10.20              $  9.54
                                                    ======               ======               ======              =======
TOTAL RETURN (1)                                      3.48%                4.47%               10.24%               (0.25)%
                                                    ======               ======               ======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                   $2,445               $2,844               $5,965              $ 5,407
Ratio of Expenses to Average Net
  Assets                                              2.20%                2.20%                2.20%                2.20%
Ratio of Net Investment Income to
  Average Net Assets                                  3.65%                4.35%                5.09%                3.95%
Portfolio Turnover Rate                                170%                 223%                 169%                 168%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                          $ 0.12               $ 0.06               $ 0.08              $  0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.35%                2.87%                2.97%                3.29%
  Net Investment Income to Average
    Net Assets                                        2.48%                3.68%                4.32%                2.86%


                                          JANUARY 4, 1993*
SELECTED PER SHARE DATA AND RATIOS        TO JUNE 30, 1993
----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
                                                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.21
  Net Realized and Unrealized Gain
    (Loss)                                            0.55
                                                    ------
  Total From Investment Operations                    0.76
                                                    ------
DISTRIBUTIONS
  Net Investment Income                              (0.20)
  In Excess of Net Investment Income                    --
  Net Realized Gain                                     --
  In Excess of Net Realized Gain                        --
                                                    ------
  Total Distributions                                (0.20)
                                                    ------
NET ASSET VALUE, END OF PERIOD                      $10.56
                                                    ======
TOTAL RETURN (1)                                      7.61%
                                                    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                   $6,120
Ratio of Expenses to Average Net
  Assets                                              2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                  4.25%**
Portfolio Turnover Rate                                 55%
-------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                          $ 0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.63%**
  Net Investment Income to Average
    Net Assets                                        2.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
         104
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND

                                                                               CLASS A
                                       ----------------------------------------------------------------------------------------
                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       JUNE 23, 1993*
SELECTED PER SHARE DATA AND RATIOS     JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994     TO JUNE 30, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $       17.15     $       16.42     $       15.50     $       12.00     $          12.00
                                       -------------     -------------     -------------     -------------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                          (0.06)            (0.04)               --             (0.03)                  --
  Net Realized and Unrealized Gain
    (Loss)                                     (0.14)             0.77              1.43              3.53                   --
                                       -------------     -------------     -------------     -------------              -------
  Total From Investment Operations             (0.20)             0.73              1.43              3.50                   --
                                       -------------     -------------     -------------     -------------              -------
DISTRIBUTIONS
  Net Realized Gain                               --                --             (0.49)               --                   --
  In Excess of Net Realized Gain               (0.33)               --             (0.02)               --                   --
                                       -------------     -------------     -------------     -------------              -------
                                               (0.33)               --             (0.51)               --                   --
                                       -------------     -------------     -------------     -------------              -------
NET ASSET VALUE, END OF PERIOD         $       16.62     $       17.15     $       16.42     $       15.50     $          12.00
                                       =============     =============     =============     =============              =======
TOTAL RETURN (1)                               (1.10)%           4.45%             9.50%            29.17%                0.00%
                                       =============     =============     =============     =============              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $     175,440     $     248,009     $     178,667     $     138,212     $         11,770
Ratio of Expenses to Average Net
  Assets                                        1.84%             1.88%             1.90%             1.90%                1.90%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets                 (0.31)%           (0.16)%            0.04%            (0.24)%              (0.81)%**
Portfolio Turnover Rate                           74%               38%               34%               34%                   0%
Average Commission Rate #
  Per Share                            $      0.0110               N/A               N/A               N/A                  N/A
  As a Percentage of Trade Amount               0.51%              N/A               N/A               N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Loss                               --                --                --     $        0.03     $           0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  --                --                --              2.17%               11.83%**
  Net Investment Income (Loss) to
    Average Net Assets                            --                --                --             (0.51)%             (10.74)%**
-------------------------------------------------------------------------------------------------------------------------------

                                                    CLASS B
                                    ---------------------------------------
                                       YEAR ENDED        AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS  JUNE 30, 1997             JUNE 30, 1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $       16.81     $               16.51
                                    -------------                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                       (0.16)                    (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                  (0.15)                     0.33
                                    -------------                   -------
  Total From Investment Operations          (0.31)                     0.30
                                    -------------                   -------
DISTRIBUTIONS
  Net Realized Gain                            --                        --
  In Excess of Net Realized Gain            (0.33)                       --
                                    -------------                   -------
                                            (0.33)                       --
                                    -------------                   -------
NET ASSET VALUE, END OF PERIOD      $       16.17     $               16.81
                                    =============                   =======
TOTAL RETURN (1)                            (1.79)%                   1.82%
                                    =============                   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $      62,786     $              52,853
Ratio of Expenses to Average Net
  Assets                                     2.59%                     2.61%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets              (1.04)%                   (0.52)%**
Portfolio Turnover Rate                        74%                       38%
Average Commission Rate #
  Per Share                         $      0.0110                       N/A
  As a Percentage of Trade Amount            0.51%                      N/A
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Loss                            --                        --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets               --                        --
  Net Investment Income (Loss) to
    Average Net Assets                         --                        --
---------------------------------------------------------------------------------------------------------------------------


                                                                               CLASS C
                                     -------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED          JUNE 23, 1993*
RATIOS                               JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994        TO JUNE 30, 1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $       16.78     $       16.19     $       15.40     $       12.00     $             12.00
                                     -------------     -------------     -------------     -------------                  ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss                        (0.21)            (0.13)            (0.12)            (0.10)                     --
  Net Realized and Unrealized
    Gain (Loss)                              (0.10)             0.72              1.42              3.50                      --
                                     -------------     -------------     -------------     -------------                  ------
  Total From Investment
    Operations                               (0.31)             0.59              1.30              3.40                      --
                                     -------------     -------------     -------------     -------------                  ------
DISTRIBUTIONS
  Net Realized Gain                             --                --             (0.49)               --                      --
  In Excess of Net Realized Gain             (0.33)               --             (0.02)               --                      --
                                     -------------     -------------     -------------     -------------                  ------
                                             (0.33)               --             (0.51)               --                      --
                                     -------------     -------------     -------------     -------------                  ------
NET ASSET VALUE, END OF PERIOD       $       16.14     $       16.78     $       16.19     $       15.40     $             12.00
                                     =============     =============     =============     =============                  ======
TOTAL RETURN (1)                             (1.79)%           3.64%             8.71%            28.33%                   0.00%
                                     =============     =============     =============     =============                  ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                            $     114,460     $     168,070     $     139,497     $     116,889     $             8,491
Ratio of Expenses to Average Net
  Assets                                      2.59%             2.63%             2.63%             2.65%                   2.65%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets               (1.06)%           (0.94)%           (0.77)%           (0.99)%                 (1.56)%**
Portfolio Turnover Rate                         74%               38%               34%               34%                    % 0
Average Commission Rate #
  Per Share                          $      0.0110               N/A               N/A               N/A                     N/A
  As a Percentage of Trade
    Amount                                    0.51%              N/A               N/A               N/A                     N/A
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Loss                             --                --                --     $        0.03     $              0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net Assets                --                --                --              2.92%                  12.64%**
  Net Investment Income (Loss)
    to Average Net Assets                       --                --                --             (1.26)%                (11.55)%**

--------------------------------------------------------------------------------
  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for a periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    105
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND

                                                                                CLASS A
                                          -----------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED        OCTOBER 18, 1993*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995         TO JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    14.63              $     12.89          $     11.70           $       12.00
                                          ----------              -----------          -----------           -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.20                     0.27                 0.27                    0.17
  Net Realized and Unrealized Gain
    (Loss)                                      4.05                     1.94                 1.44                   (0.30)
                                          ----------              -----------          -----------           -------------
  Total from Investment Operations              4.25                     2.21                 1.71                   (0.13)
                                          ----------              -----------          -----------           -------------
DISTRIBUTIONS
  Net Investment Income                        (0.20)                   (0.27)               (0.28)                  (0.17)
  In Excess of Net Investment Income           (0.00)++                 (0.01)                  --                      --
  Net Realized Gain                            (1.09)                   (0.19)               (0.24)                     --
                                          ----------              -----------          -----------           -------------
  Total Distributions                          (1.29)                   (0.47)               (0.52)                  (0.17)
                                          ----------              -----------          -----------           -------------
NET ASSET VALUE, END OF PERIOD            $    17.59              $     14.63          $     12.89           $       11.70
                                          ==========              ===========          ===========           =============
TOTAL RETURN (1)                               30.68%                   17.41%               15.01%                  (1.12)%
                                          ==========              ===========          ===========           =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $   34,331              $    19,674          $    20,675           $      10,717
Ratio of Expenses to Average Net
  Assets                                        1.50%                    1.50%                1.50%                   1.50%**
Ratio of Net Investment Income to
  Average Net Assets                            1.25%                    1.90%                2.29%                   2.14%**
Portfolio Turnover Rate                           73%                      41%                  23%                     17%
Average Commission Rate #                 $   0.0452                      N/A                  N/A                     N/A
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $     0.04              $      0.04          $      0.05           $        0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                1.76%                    1.81%                1.96%                   2.48%**
  Net Investment Income to Average
    Net Assets                                  0.98%                    1.59%                1.83%                   1.16%**
------------------------------------------------------------------------------------------------------------------------------

                                                        CLASS B
                                       ------------------------------------------
                                             YEAR ENDED        AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997             JUNE 30, 1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     14.63            $   13.37
                                           -----------            ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.09                 0.15
  Net Realized and Unrealized Gain
    (Loss)                                        4.05                 1.46
                                           -----------            ---------
  Total from Investment Operations                4.14                 1.61
                                           -----------            ---------
DISTRIBUTIONS
  Net Investment Income                          (0.09)               (0.15)
  In Excess of Net Investment Income             (0.00)++             (0.01)
  Net Realized Gain                              (1.09)               (0.19)
                                           -----------            ---------
  Total Distributions                            (1.18)               (0.35)
                                           -----------            ---------
NET ASSET VALUE, END OF PERIOD             $     17.59            $   14.63
                                           ===========            =========
TOTAL RETURN (1)                                 29.77%               12.29%
                                           ===========            =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $    15,331            $   2,485
Ratio of Expenses to Average Net
  Assets                                          2.25%                2.25%**
Ratio of Net Investment Income to
  Average Net Assets                              0.40%                1.18%**
Portfolio Turnover Rate                             73%                  41%
Average Commission Rate #                  $    0.0452                  N/A
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                 $      0.06            $    0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  2.48%                2.61%**
  Net Investment Income to Average
    Net Assets                                    0.14%                0.82%**
------------------------------------------------------------------------------------------


                                                                                CLASS C
                                          -----------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED        OCTOBER 18, 1993*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995         TO JUNE 30, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $       14.64         $     12.89          $     11.69          $     12.00
                                          -------------         -----------          -----------          -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.08                0.16                 0.17                 0.11
  Net Realized and Unrealized Gain
    (Loss)                                         4.05                1.94                 1.44                (0.31)
                                          -------------         -----------          -----------          -----------
  Total from Investment Operations                 4.13                2.10                 1.61                (0.20)
                                          -------------         -----------          -----------          -----------
DISTRIBUTIONS
  Net Investment Income                           (0.09)              (0.15)               (0.17)               (0.11)
  In Excess of Net Investment Income              (0.00)++            (0.01)                  --                   --
  Net Realized Gain                               (1.09)              (0.19)               (0.24)                  --
                                          -------------         -----------          -----------          -----------
  Total Distributions                             (1.18)              (0.35)               (0.41)               (0.11)
                                          -------------         -----------          -----------          -----------
NET ASSET VALUE, END OF PERIOD            $       17.59         $     14.64          $     12.89          $     11.69
                                          =============         ===========          ===========          ===========
TOTAL RETURN (1)                                  29.67%              16.50%               14.13%               (1.70)%
                                          =============         ===========          ===========          ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $      32,425         $    21,193          $    13,867          $     7,237
Ratio of Expenses to Average Net
  Assets                                           2.25%               2.25%                2.25%                2.25%**
Ratio of Net Investment Income to
  Average Net Assets                               0.49%               1.17%                1.54%                1.39%**
Portfolio Turnover Rate                              73%                 41%                  23%                  17%
Average Commission Rate #                 $      0.0452                 N/A                  N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $        0.04         $      0.04          $      0.05          $      0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.47%               2.58%                2.71%                3.28%**
  Net Investment Income to Average
    Net Assets                                     0.22%               0.84%                1.08%                0.36%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         106
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND

                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED         APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        TO JUNE 30, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 12.47                     $11.57              $ 12.17              $ 12.00
                                           -------                     ------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       1.25                       1.36                 1.26                 0.18
  Net Realized and Unrealized Gain
    (Loss)                                    2.30                       0.80                (0.52)                0.16
                                           -------                     ------              -------              -------
  Total From Investment Operations            3.55                       2.16                 0.74                 0.34
                                           -------                     ------              -------              -------
DISTRIBUTIONS
  Net Investment Income                      (1.25)                     (1.26)               (1.22)               (0.17)
  Net Realized Gain                          (0.51)                        --                (0.12)                  --
                                           -------                     ------              -------              -------
  Total Distributions                        (1.76)                     (1.26)               (1.34)               (0.17)
                                           -------                     ------              -------              -------
NET ASSET VALUE, END OF PERIOD             $ 14.26                     $12.47              $ 11.57              $ 12.17
                                           =======                     ======              =======              =======
TOTAL RETURN (1)                             30.29%                     19.61%                6.87%                2.86%
                                           =======                     ======              =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $76,439                    $41,493              $14,819              $ 6,857
Ratio of Expenses to Average Net
  Assets                                      1.52%                      1.55%                1.55%                1.55%**
Ratio of Net Investment Income to
  Average Net Assets                          9.73%                     11.95%               11.53%                8.29%**
Portfolio Turnover Rate                        157%                       220%                 178%                  19%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                 $    --                    $  0.02              $  0.05              $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                --                       1.69%                1.97%                3.23%**
  Net Invesment Income to Average Net
    Assets                                      --                      11.81%               11.11%                6.61%**
----------------------------------------------------------------------------------------------------------------------------

                                                       CLASS B
                                       ----------------------------------------
                                             YEAR ENDED         AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997        TO JUNE 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 12.44           $ 11.63
                                            -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        1.07              1.18
  Net Realized and Unrealized Gain
    (Loss)                                     2.35              0.72
                                            -------           -------
  Total From Investment Operations             3.42              1.90
                                            -------           -------
DISTRIBUTIONS
  Net Investment Income                       (1.15)            (1.09)
  Net Realized Gain                           (0.51)               --
                                            -------           -------
  Total Distributions                         (1.66)            (1.09)
                                            -------           -------
NET ASSET VALUE, END OF PERIOD              $ 14.20           $ 12.44
                                            =======           =======
TOTAL RETURN (1)                              29.14%            17.07%
                                            =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $78,340           $26,174
Ratio of Expenses to Average Net
  Assets                                       2.27%             2.30%**
Ratio of Net Investment Income to
  Average Net Assets                           8.86%            12.06%**
Portfolio Turnover Rate                         157%              220%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                  $    --           $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 --              2.47%**
  Net Invesment Income to Average Net
    Assets                                       --             11.89%**
----------------------------------------------------------------------------------------------------------------------------


                                                                               CLASS C
                                          ----------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED           YEAR ENDED         APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        TO JUNE 30, 1994
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  12.45             $  11.58             $ 12.16               $ 12.00
                                           --------             --------             -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        1.16                 1.30                1.17                   0.17
  Net Realized and Unrealized Gain
    (Loss)                                     2.26                 0.77               (0.50)                  0.15
                                           --------             --------             -------               -------
  Total From Investment Operations             3.42                 2.07                0.67                   0.32
                                           --------             --------             -------               -------

  Net Investment Income                       (1.15)               (1.20)              (1.13)                 (0.16)
  Net Realized Gain                           (0.51)                  --               (0.12)                    --
                                           --------             --------             -------               -------
  Total Distributions                         (1.66)               (1.20)              (1.25)                 (0.16)
                                           --------             --------             -------               -------
NET ASSET VALUE, END OF PERIOD             $  14.21             $  12.45             $ 11.58               $  12.16
                                           ========             ========             =======               ========
TOTAL RETURN (1)                              29.12%               18.71%               6.20%                  2.62%
                                           ========             ========             =======               ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)          $ 41,709             $ 28,094             $11,880               $  6,081
Ratio of Expenses to Average Net
  Assets                                       2.27%                2.30%               2.30%                  2.30%**
Ratio of Net Investment Income to
  Average Net Assets                           9.04%               11.40%              10.72%                  7.54%**
Portfolio Turnover Rate                         157%                 220%                178%                    19%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                 $     --             $   0.04             $  0.05               $   0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 --                 2.44%               2.74%                  4.00%**
  Net Invesment Income to Average Net
    Assets                                       --                11.26%              10.28%                  5.84%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    107
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND

                                                                   CLASS A                                   CLASS B
                                          ----------------------------------------------------------     ----------------
                                                YEAR ENDED           YEAR ENDED        JULY 6, 1994*           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 12.63              $  9.08              $ 12.00              $ 12.45
                                                   -------              -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.02                 0.10                (0.02)               (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                            6.46                 3.47                (2.70)                6.28
                                                   -------              -------              -------              -------
  Total From Investment Operations                    6.48                 3.57                (2.72)                6.25
                                                   -------              -------              -------              -------
DISTRIBUTIONS
  Net Investment Income                                 --                (0.02)                  --                   --
  In Excess of Net Investment Income                 (0.09)                  --                   --                (0.08)
  Net Realized Gain                                  (1.63)                  --                   --                (1.63)
  Return of Capital                                     --                   --                (0.20)                  --
                                                   -------              -------              -------              -------
  Total Distributions                                (1.72)               (0.02)               (0.20)               (1.71)
                                                   -------              -------              -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 17.39              $ 12.63              $  9.08              $ 16.99
                                                   =======              =======              =======              =======
TOTAL RETURN (1)                                     57.32%               39.35%              (23.07)%              56.17%
                                                   =======              =======              =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $84,401              $18,701              $ 7,658              $14,314
Ratio of Expenses to Average Net
  Assets                                              2.24%                2.11%                2.46%**              2.99%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              (0.08)%               1.18%               (0.44)%**            (0.78)%
Portfolio Turnover Rate                                241%                 131%                 107%                 241%
Average Commission Rate #
  Per Share                                        $0.0006                  N/A                  N/A              $0.0006
  As a Percentage of Trade Amount                     0.31%                 N/A                  N/A                 0.31%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.10              $  0.09              $  0.13              $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.77%                3.28%                4.30%**              3.55%
  Net Investment Income (Loss) to
    Average Net Assets                               (0.61)%               0.01%               (2.26)%**            (1.34)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                             2.10%                2.10%                2.10%**              2.85%
-------------------------------------------------------------------------------------------------------------------------


                                          AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS             JUNE 30, 1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 9.58
                                                      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.03
  Net Realized and Unrealized Gain
    (Loss)                                              2.84
                                                      ------
  Total From Investment Operations                      2.87
                                                      ------
DISTRIBUTIONS
  Net Investment Income                                   --
  In Excess of Net Investment Income                      --
  Net Realized Gain                                       --
  Return of Capital                                       --
                                                      ------
  Total Distributions                                     --
                                                      ------
NET ASSET VALUE, END OF PERIOD                        $12.45
                                                      ======
TOTAL RETURN (1)                                       29.26%
                                                      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                     $2,041
Ratio of Expenses to Average Net
  Assets                                                2.87%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                 0.88%**
Portfolio Turnover Rate                                  131%
Average Commission Rate #
  Per Share                                              N/A
  As a Percentage of Trade Amount                        N/A
--------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                            $ 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                        3.89%**
  Net Investment Income (Loss) to
    Average Net Assets                                 (0.14)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                               2.85%**
------------------------------------------------------------------------------------------------------------

                                                                   CLASS C
                                          ----------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED        JULY 6, 1994*
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 12.43               $ 8.99               $12.00
                                                   -------               ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              (0.07)                0.04                (0.08)
  Net Realized and Unrealized Gain
    (Loss)                                            6.31                 3.40                (2.73)
                                                   -------               ------               ------
  Total From Investment Operations                    6.24                 3.44                (2.81)
                                                   -------               ------               ------
DISTRIBUTIONS
  Net Investment Income                                 --                   --                   --
  In Excess of Net Investment Income                 (0.03)                  --                   --
  Net Realized Gain                                  (1.63)                  --                   --
  Return of Capital                                     --                   --                (0.20)
                                                   -------               ------               ------
  Total Distributions                                (1.66)                  --                (0.20)
                                                   -------               ------               ------
NET ASSET VALUE, END OF PERIOD                     $ 17.01               $12.43               $ 8.99
                                                   =======               ======               ======
TOTAL RETURN (1)                                     56.04%               38.26%              (23.83)%
                                                   =======               ======               ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $20,345               $6,780               $4,085
Ratio of Expenses to Average Net
  Assets                                              2.99%                2.86%                3.20%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              (0.79)%               0.42%               (1.16)%**
Portfolio Turnover Rate                                241%                 131%                 107%
Average Commission Rate #
  Per Share                                        $0.0006                  N/A                  N/A
  As a Percentage of Trade Amount                     0.31%                 N/A                  N/A
----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.05               $ 0.12               $ 0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.56%                4.06%                5.20%**
  Net Investment Income (Loss) to
    Average Net Assets                               (1.36)%              (0.78)%              (3.16)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                             2.85%                2.85%                2.85%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         108
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND

                                                                  CLASS A                                 CLASS B
                                          -------------------------------------------------------     ----------------
                                                YEAR ENDED        YEAR ENDED        JULY 6, 1994*           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997     JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          12.06     $       10.61     $          12.00     $          11.94
                                          ----------------     -------------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.01              0.05                 0.05                (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                            1.57              1.44                (1.44)                1.50
                                          ----------------     -------------             --------             --------
  Total From Investment Operations                    1.58              1.49                (1.39)                1.47
                                          ----------------     -------------             --------             --------
DISTRIBUTIONS
  Net Investment Income                                 --             (0.04)                  --                   --
  In Excess of Net Investment Income                 (0.04)               --                   --                (0.04)
  Net Realized Gain                                  (0.13)               --                   --                (0.13)
                                          ----------------     -------------             --------             --------
  Total Distributions                                (0.17)            (0.04)                  --                (0.17)
                                          ----------------     -------------             --------             --------
NET ASSET VALUE, END OF PERIOD            $          13.47     $       12.06     $          10.61     $          13.24
                                          ================     =============             ========             ========
TOTAL RETURN (1)                                     13.54%            14.16%              (11.58)%              12.67%
                                          ================     =============             ========             ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $        119,022     $     114,850     $         26,091     $         35,966
Ratio of Expenses to Average Net
  Assets                                              2.21%             2.16%                2.33%**              2.96%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              (0.06)%            0.93%                0.81%**             (0.64)%
Portfolio Turnover Rate                                 82%               42%                  32%                  82%
Average Commission Rate #
  Per Share                               $         0.0007               N/A                  N/A     $         0.0007
  As a Percentage of Trade Amount                     0.39%              N/A                  N/A                 0.39%
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $           0.03     $        0.02     $           0.04     $           0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.41%             2.56%                3.10%**              3.17%
  Net Invesment Income (Loss) to
    Average Net Assets                               (0.27)%            0.53%                0.04%**             (0.87)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                             2.15%             2.15%                2.15%**              2.90%
----------------------------------------------------------------------------------------------------------------------


                                           AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS              JUNE 30, 1996
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $                10.91
                                                     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                           0.01
  Net Realized and Unrealized Gain
    (Loss)                                               1.02
                                                     --------
  Total From Investment Operations                       1.03
                                                     --------
DISTRIBUTIONS
  Net Investment Income                                    --
  In Excess of Net Investment Income                       --
  Net Realized Gain                                        --
                                                     --------
  Total Distributions                                      --
                                                     --------
NET ASSET VALUE, END OF PERIOD         $                11.94
                                                     ========
TOTAL RETURN (1)                                         9.45%
                                                     ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $               10,416
Ratio of Expenses to Average Net
  Assets                                                 2.91%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                  0.30%**
Portfolio Turnover Rate                                    42%
Average Commission Rate #
  Per Share                                               N/A
  As a Percentage of Trade Amount                         N/A
----------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $                 0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         3.31%**
  Net Invesment Income (Loss) to
    Average Net Assets                                  (0.10)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                                2.90%**
---------------------------------------------------------------------------------------------------------------


                                                                     CLASS C
                                          -------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED        JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996           JUNE 30, 1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          11.93     $          10.53     $             12.00
                                                  --------             --------                --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       (0.08)               (0.01)                     --
  Net Realized and Unrealized Gain
    (Loss)                                            1.55                 1.41                   (1.47)
                                                  --------             --------                --------
  Total From Investment Operations                    1.47                 1.40                   (1.47)
                                                  --------             --------                --------
DISTRIBUTIONS
  Net Investment Income                                 --                   --                      --
  In Excess of Net Investment Income                 (0.01)                  --                      --
  Net Realized Gain                                  (0.13)                  --                      --
                                                  --------             --------                --------
  Total Distributions                                (0.14)                  --                      --
                                                  --------             --------                --------
NET ASSET VALUE, END OF PERIOD            $          13.26     $          11.93     $             10.53
                                                  ========             ========                ========
TOTAL RETURN (1)                                     12.66%               13.30%                 (12.25)%
                                                  ========             ========                ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $         57,958     $         43,601     $            22,245
Ratio of Expenses to Average Net
  Assets                                              2.96%                2.91%                   3.08%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                              (0.79)%              (0.11)%                  0.06%**
Portfolio Turnover Rate                                 82%                  42%                     32%
Average Commission Rate #
  Per Share                               $         0.0007                  N/A                     N/A
  As a Percentage of Trade Amount                     0.39%                 N/A                     N/A
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $           0.02     $           0.03     $              0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      3.17%                3.34%                   3.90%**
  Net Invesment Income (Loss) to
    Average Net Assets                               (1.00)%              (0.54)%                 (0.76)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                             2.90%                2.90%                   2.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    109
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND

                                                            CLASS A                           CLASS B
                                          -------------------------------------------     ----------------
                                                YEAR ENDED        JANUARY 2, 1996* TO           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997              JUNE 30, 1996        JUNE 30, 1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.40                     $12.00              $ 14.38
                                                   -------                     ------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.01                       0.06                (0.02)
  Net Realized and Unrealized Gain                    3.95                       2.40                 3.86
                                                   -------                     ------              -------
  Total From Investment Operations                    3.96                       2.46                 3.84
                                                   -------                     ------              -------
DISTRIBUTION:
  Net Investment Income                              (0.03)                     (0.06)               (0.02)
  Net Realized Gain                                  (1.35)                        --                (1.35)
                                                   -------                     ------              -------
  Total Distributions                                (1.38)                     (0.06)               (1.37)
                                                   -------                     ------              -------
NET ASSET VALUE, END OF PERIOD                     $ 16.98                     $14.40              $ 16.85
                                                   =======                     ======              =======
TOTAL RETURN (1)                                     28.93%                     20.52%               28.01%
                                                   =======                     ======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                  $22,521                     $5,382              $34,382
Ratio of Expenses to Average Net
  Assets                                              1.57%                      2.03%**              2.32%
Ratio of Net Investment Income (Loss)
  to
  Average Net Assets                                 (0.04)%                     1.22%**             (0.83)%
Portfolio Turnover Rate                                241%                       204%                 241%
Average Commission Rate #                          $0.0536                        N/A              $0.0536
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                         $  0.22                     $ 0.06              $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.38%                      3.26%**              2.88%
  Net Investment Income to Average
    Net Assets                                       (0.85)%                    (0.01)%**            (1.43)%
Ratio of Expenses to Average Net
  Assets
  excluding dividend expense on
  securities sold short                               1.50%                      1.50%**              2.25%

                                                                                    CLASS C
                                                                  -------------------------------------------
                                          JANUARY 2, 1996* TO           YEAR ENDED        JANUARY 2, 1996* TO
SELECTED PER SHARE DATA AND RATIOS              JUNE 30, 1996        JUNE 30, 1997              JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $12.00              $ 14.37                     $12.00
                                                       ------              -------                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                           0.03                (0.06)                      0.03
  Net Realized and Unrealized Gain                       2.39                 3.89                       2.38
                                                       ------              -------                     ------
  Total From Investment Operations                       2.42                 3.83                       2.41
                                                       ------              -------                     ------
DISTRIBUTION:
  Net Investment Income                                 (0.04)               (0.02)                     (0.04)
  Net Realized Gain                                        --                (1.35)                        --
                                                       ------              -------                     ------
  Total Distributions                                   (0.04)               (1.37)                     (0.04)
                                                       ------              -------                     ------
NET ASSET VALUE, END OF PERIOD                         $14.38              $ 16.83                     $14.37
                                                       ======              =======                     ======
TOTAL RETURN (1)                                        20.18%               28.04%                     20.10%
                                                       ======              =======                     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                      $2,426              $ 9,410                     $2,582
Ratio of Expenses to Average Net
  Assets                                                 2.67%**              2.32%                      2.67%**

Ratio of Net Investment Income (Loss)
  to
  Average Net Assets                                     0.43%**             (0.77)%                     0.44%**

Portfolio Turnover Rate                                   204%                 241%                       204%

Average Commission Rate #                                 N/A              $0.0536                        N/A
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                             $ 0.07              $  0.07                     $ 0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         3.79%**              3.23%                      3.80%**

  Net Investment Income to Average
    Net Assets                                          (0.69)%**            (1.67)%                    (0.69)%**
Ratio of Expenses to Average Net
  Assets
  excluding dividend expense on
  securities sold short                                  2.25%**              2.25%                      2.25%**


--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         110
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND

                                                       CLASS A                               CLASS B                     CLASS C
                                          ---------------------------------     ---------------------------------     -------------
                                             YEAR ENDED     MAY 1, 1996* TO        YEAR ENDED     MAY 1, 1996* TO        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997       JUNE 30, 1996     JUNE 30, 1997       JUNE 30, 1996     JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $       12.52     $         12.00     $       12.52     $         12.00     $       12.52
                                          -------------              ------     -------------              ------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.37                0.08              0.15                0.07              0.20
  Net Realized and Unrealized Gain                 4.03                0.48              4.12                0.48              4.07
                                          -------------              ------     -------------              ------     -------------
  Total From Investment Operations                 4.40                0.56              4.27                0.55              4.27
                                          -------------              ------     -------------              ------     -------------
DISTRIBUTION:
  Net Investment Income                           (0.29)              (0.04)            (0.19)              (0.03)            (0.19)
  Net Realized Gain                               (0.24)                 --             (0.24)                 --             (0.24)
                                          -------------              ------     -------------              ------     -------------
  Total Distributions                             (0.53)              (0.04)            (0.43)              (0.03)            (0.43)
                                          -------------              ------     -------------              ------     -------------
NET ASSET VALUE, END OF PERIOD            $       16.39     $         12.52     $       16.36     $         12.52     $       16.36
                                          =============              ======     =============              ======     =============
TOTAL RETURN (1)                                  35.75%               4.63%            34.58%               4.54%            34.56%
                                          =============              ======     =============              ======     =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $      14,827     $         1,829     $       7,120     $         2,197     $       2,369
Ratio of Expenses to Average Net
  Assets                                           1.55%               1.55%**           2.30%               2.30%**           2.30%
Ratio of Net Investment Income to
  Average Net Assets                               2.33%               4.11%**           1.49%               3.35%**           1.46%
Portfolio Turnover Rate                             143%                  0%              143%                  0%              143%
Average Commission Rate #                 $      0.0582                 N/A     $      0.0582                 N/A     $      0.0582
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $        0.16     $          0.08     $        0.11     $          0.07     $        0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.51%               5.58%**           3.39%               6.34%**           3.58%
  Net Investment Income to Average
    Net Assets                                     1.36%               0.08%**           0.39%              (0.69)%**          0.16%


                                       MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS       JUNE 30, 1996
------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $         12.00
                                                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.07
  Net Realized and Unrealized Gain                0.48
                                                ------
  Total From Investment Operations                0.55
                                                ------
DISTRIBUTION:
  Net Investment Income                          (0.03)
  Net Realized Gain                                 --
                                                ------
  Total Distributions                            (0.03)
                                                ------
NET ASSET VALUE, END OF PERIOD         $         12.52
                                                ======
TOTAL RETURN (1)                                  4.54%
                                                ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $         1,782
Ratio of Expenses to Average Net
  Assets                                          2.30%**
Ratio of Net Investment Income to
  Average Net Assets                              3.39%**
Portfolio Turnover Rate                              0%
Average Commission Rate #                          N/A
--------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $          0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  6.32%**
  Net Investment Income to Average
    Net Assets                                   (0.63)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    111
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND

                                                          CLASS A                                     CLASS B
                                          ---------------------------------------     ---------------------------------------
                                                YEAR ENDED        MAY 1, 1996* TO           YEAR ENDED        MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997          JUNE 30, 1996        JUNE 30, 1997          JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          11.92     $            12.00     $          11.93     $            12.00
                                                    ------                 ------               ------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               1.07                   0.13                 0.98                   0.12
  Net Realized and Unrealized Gain
    (Loss)                                            0.99                  (0.09)                0.99                  (0.09)
                                                    ------                 ------               ------                 ------
  Total From Investment Operations                    2.06                   0.04                 1.97                   0.03
                                                    ------                 ------               ------                 ------
DISTRIBUTION:
  Net Investment Income                              (1.07)                 (0.12)               (0.99)                 (0.10)
  Net Realized Gain                                  (0.05)                    --                (0.05)                    --
                                                    ------                 ------               ------                 ------
  Total Distributions                                (1.12)                 (0.12)               (1.04)                 (0.10)
                                                    ------                 ------               ------                 ------
NET ASSET VALUE, END OF PERIOD            $          12.86     $            11.92     $          12.86     $            11.93
                                                    ======                 ======               ======                 ======
TOTAL RETURN (1)                                     18.12%                  0.29%               17.22%                  0.21%
                                                    ======                 ======               ======                 ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          8,980     $            3,907     $          8,617     $            3,421
Ratio of Expenses to Average Net
  Assets                                              1.25%                  1.25%**              2.00%                  2.00%**
Ratio of Net Investment Income to
  Average Net Assets                                  8.83%                  6.85%**              7.99%                  6.08%**
Portfolio Turnover Rate                                104%                    10%                 104%                    10%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $           0.10     $             0.04     $           0.10     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      2.04%                  3.51%**              2.82%                  4.25%**
  Net Investment Income to Average
    Net Assets                                        8.04%                  4.59%**              7.17%                  3.83%**

                                                       CLASS C
                                       ---------------------------------------
                                             YEAR ENDED        MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997          JUNE 30, 1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $          11.93     $            12.00
                                                 ------                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.99                   0.12
  Net Realized and Unrealized Gain
    (Loss)                                         0.98                  (0.09)
                                                 ------                 ------
  Total From Investment Operations                 1.97                   0.03
                                                 ------                 ------
DISTRIBUTION:
  Net Investment Income                           (0.99)                 (0.10)
  Net Realized Gain                               (0.05)                    --
                                                 ------                 ------
  Total Distributions                             (1.04)                 (0.10)
                                                 ------                 ------
NET ASSET VALUE, END OF PERIOD         $          12.86     $            11.93
                                                 ======                 ======
TOTAL RETURN (1)                                  17.21%                  0.21%
                                                 ======                 ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          4,970     $            3,316
Ratio of Expenses to Average Net
  Assets                                           2.00%                  2.00%**
Ratio of Net Investment Income to
  Average Net Assets                               8.03%                  6.07%**
Portfolio Turnover Rate                             104%                    10%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $           0.11     $             0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.88%                  4.25%**
  Net Investment Income to Average
    Net Assets                                     7.15%                  3.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
         112
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND

                                                CLASS A                 CLASS B                 CLASS C
                                          -------------------     -------------------     -------------------
                                             JULY 1, 1996* TO        JULY 1, 1996* TO        JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS              JUNE 30, 1997           JUNE 30, 1997           JUNE 30, 1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $             12.00     $             12.00     $             12.00
                                                      -------                 -------                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.17                    0.10                    0.06
  Net Realized and Unrealized Gain                       1.88                    1.85                    1.88
                                                      -------                 -------                 -------
  Total From Investment Operations                       2.05                    1.95                    1.94
                                                      -------                 -------                 -------
DISTRIBUTION:
  Net Investment Income                                 (0.13)                  (0.10)                  (0.10)
  Net Realized Gain                                     (0.01)                  (0.01)                  (0.01)
                                                      -------                 -------                 -------
  Total Distributions                                   (0.14)                  (0.11)                  (0.11)
                                                      -------                 -------                 -------
NET ASSET VALUE, END OF PERIOD            $             13.91     $             13.84     $             13.83
                                                      =======                 =======                 =======
TOTAL RETURN (1)                                        17.30%                  16.40%                  16.27%
                                                      =======                 =======                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $            21,961     $            18,215     $             9,156
Ratio of Expenses to Average Net
  Assets                                                 1.65%                   2.40%                   2.40%
Ratio of Net Investment Income to
  Average Net Assets                                     1.39%                   0.54%                   0.29%
Portfolio Turnover Rate                                    22%                     22%                     22%
Average Commission Rate #
  Per Share                               $            0.0318     $            0.0318     $            0.0318
  As a Percentage of Trade Amount                        0.33%                   0.33%                   0.33%
-------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $              0.11     $              0.17     $              0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                         2.50%                   3.34%                   3.45%
  Net Investment Income (Loss) to
    Average Net Assets                                   0.52%                  (0.42)%                 (0.77)%

--------------------------------------------------------------------------------

  *  Commencement of operations
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    113
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                          -------------     -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.0443            0.0464            0.0448            0.0243            0.0246
  Net Realized and Unrealized Gain
    (Loss)                                           --           (0.0011)               --            0.0011            0.0002
                                          -------------     -------------     -------------     -------------     -------------
  Total From Investment Operations               0.0443            0.0453            0.0448            0.0254            0.0248
                                          -------------     -------------     -------------     -------------     -------------
DISTRIBUTIONS:
  Net Investment Income                         (0.0443)          (0.0464)          (0.0448)          (0.0243)          (0.0246)
  Net Realized Gain                                  --           (0.0001)               --           (0.0011)          (0.0002)
                                          -------------     -------------     -------------     -------------     -------------
  Total Distributions                           (0.0443)          (0.0465)          (0.0448)          (0.0254)          (0.0248)
                                          -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD            $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                          =============     =============     =============     =============     =============
TOTAL RETURN                                       4.53%             4.72%             4.58%             2.45%             2.51%
                                          =============     =============     =============     =============     =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $      94,768     $     145,978     $      67,505     $     102,551     $     101,736
Ratio of Expenses to Average Net
  Assets                                           0.95%             0.95%             0.95%             0.95%             0.95%
Ratio of Net Investment Income to
  Average Net Assets                               4.43%             4.68%             4.61%             2.40%             2.50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   1.27%             1.24%             1.12%             1.22%             1.19%
  Net Investment Income to Average
    Net Assets                                     4.10%             4.39%             4.44%             2.13%             2.26%
-------------------------------------------------------------------------------------------------------------------------------

------------------
         114
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

                                                YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1997        JUNE 30, 1996        JUNE 30, 1995        JUNE 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           1.00     $           1.00     $           1.00     $           1.00
                                                  --------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.0450               0.0463               0.0446               0.0246
  Net Realized and Unrealized Gain
    (Loss)                                              --              (0.0006)              0.0001                   --
                                                  --------             --------             --------             --------
  Total From Investment Operations                  0.0450               0.0457               0.0447               0.0246
                                                  --------             --------             --------             --------
DISTRIBUTIONS:
  Net Investment Income                            (0.0450)             (0.0463)             (0.0446)             (0.0246)
  Net Realized Gain                                     --                   --              (0.0001)                  --
                                                  --------             --------             --------             --------
  Total Distributions                              (0.0450)             (0.0463)             (0.0447)             (0.0246)
                                                  --------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD            $           1.00     $           1.00     $           1.00     $           1.00
                                                  ========             ========             ========             ========
TOTAL RETURN                                          4.60%                4.72%                4.55%                2.49%
                                                  ========             ========             ========             ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $        138,422     $        170,973     $        171,515     $        176,599
Ratio of Expenses to Average Net
  Assets                                              0.98%                0.98%                0.98%                0.98%
Ratio of Net Investment Income to
  Average Net Assets                                  4.50%                4.65%                4.45%                2.45%
-------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.27%                1.22%                1.18%                1.19%
  Net Investment Income to Average
    Net Assets                                        4.20%                4.41%                4.25%                2.24%
-------------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS        JUNE 30, 1993
-------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           1.00
                                               --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.0243
  Net Realized and Unrealized Gain
    (Loss)                                       0.0001
                                               --------
  Total From Investment Operations               0.0244
                                               --------
DISTRIBUTIONS:
  Net Investment Income                         (0.0243)
  Net Realized Gain                             (0.0001)
                                               --------
  Total Distributions                           (0.0244)
                                               --------
NET ASSET VALUE, END OF PERIOD         $           1.00
                                               ========
TOTAL RETURN                                       2.47%
                                               ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $        156,310
Ratio of Expenses to Average Net
  Assets                                           0.98%
Ratio of Net Investment Income to
  Average Net Assets                               2.44%
--------------------------------------------------------------------------
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   1.20%
  Net Investment Income to Average
    Net Assets                                     2.22%
-------------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    115
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of June 30, 1997, the Fund had thirteen separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley High Yield Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund (referred to herein respectively as "Global Equity Allocation Fund," "Global Fixed Income Fund," "Asian Growth Fund," "American Value Fund," "Worldwide High Income Fund," "Latin American Fund," "Emerging Markets Fund," "Aggressive Equity Fund," "U.S. Real Estate Fund," "High Yield Fund," "International Magnum Fund," "Government Obligations Money Market Fund" and "Money Market Fund," individually a "Portfolio" and collectively as the "Portfolios").

The Fund currently offers three classes of shares, Class A, Class B and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

On July 16, 1996, The Boards of Directors of the PCS Cash Fund, Inc. approved an Agreement and Plan of Reorganization and Liquidation by and between the PCS Cash Fund, Inc. (comprised of the PCS Government-Obligations Money Market Portfolio, PCS Money Market Portfolio and PCS Tax-Free Money Market Portfolio) and Morgan Stanley Fund, Inc. On September 26, 1996, all or substantially all of the PCS Cash Fund, Inc.'s assets and liabilities were transferred to Morgan Stanley Fund, Inc. in exchange for shares of Morgan Stanley Fund, Inc.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

At June 30, 1997, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:

                                               EXPIRATION DATE
                                                 JUNE 30, 2004
PORTFOLIOS                                               (000)
-------------------------------------  -----------------------
Government Obligations Money
  Market.............................  $               90
Money Market.........................  $               98

-----------------------
         116

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to June 30, 1997 certain Portfolios incurred and elected to defer until July 1, 1997, for U.S. Federal income tax purposes, net currency and capital losses of approximately:

                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIO                                            (000)
-------------------------------------  -------------------
Global Fixed Income..................  $              83
Asian Growth.........................              8,841
Latin American.......................                 11
Emerging Markets.....................                223

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange

                                                              ------------------
                                                                    117

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: The Aggressive Equity Fund may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1997 is as follows:

                                               VALUE OF LOANED            VALUE OF
                                                    SECURITIES          COLLATERAL
PORTFOLIO                                                (000)               (000)
-------------------------------------  -----------------------          ----------
Global Equity Allocation.............  $             26,175     $          29,822

At June 30, 1997, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company, an affiliate of the Investment Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $23,000 for the year ended June 30, 1997.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a

-----------------------
         118

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MSAM"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the Fund with investment advisory services at a fee paid quarterly (monthly for the Government Obligations Money Market and Money Market Funds) and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                    CLASS B
                                                                            CLASS A             AND CLASS C
                                                                     MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
-------------------------------------  --------------------  ----------------------  ----------------------
Global Equity Allocation.............               1.00%                 1.70%                   2.45%
Global Fixed Income..................               0.75%                 1.45%                   2.20%
Asian Growth.........................               1.00%                 1.90%                   2.65%
American Value.......................               0.85%                 1.50%                   2.25%
Worldwide High Income................               0.75%                 1.55%                   2.30%
Latin American.......................               1.25%                 2.10%                   2.85%
Emerging Markets.....................               1.25%                 2.15%                   2.90%
Aggressive Equity....................               0.90%                 1.50%                   2.25%
U.S. Real Estate.....................               1.00%                 1.55%                   2.30%
High Yield...........................               0.75%                 1.25%                   2.00%
International Magnum.................               1.00%                 1.65%                   2.40%
Government Obligations Money Market..               0.45%                 0.95%                    N/A
Money Market.........................               0.45%                 0.98%                    N/A

                                                              ------------------
                                                                    119

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund.

Through December 13, 1996, the Administrative services provided by CGFSC included transfer agency services. Effective December 14, 1996, transfer agency services are provided to the Fund by ACCESS Investor Services, Inc., an affiliate of MSAM.

Prior to September 26, 1996, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund, formerly referred to as PCS Government Obligations Money Market Fund and PCS Money Market Fund, had an Administration and Accounting Services Agreement with PFPC Inc., a wholly owned subsidiary of the PNC Bank Corp. For administration services provided, PFPC Inc. was entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.10% of the first $200 million of daily net assets, 0.075% of the next $200 million of daily net assets, 0.05% of the next $200 million of daily net assets and 0.03% of the daily net assets in excess of $600 million.

Also, prior to September 26, 1996, PNC Bank Corp. served as custodian for each of the Funds, and, PFPC Inc. served as the Fund's transfer agent.

D. DISTRIBUTOR: Through December 31, 1996 Morgan Stanley & Co. Incorporated, then a wholly-owned subsidiary of Morgan Stanley Group, Inc. and an affiliate of MSAM, served as the distributor of the Fund and provided all classes of each Portfolio with distribution services pursuant to separate Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940 as amended. Effective January 1, 1997, Van Kampen American Capital Distributors, Inc. ("the Distributor"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount of 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.

Prior to September 26, 1996, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund, formerly referred to as PCS Government Obligations Money Market Fund and PCS Money Market Fund, had a Distribution Agreement with Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of Morgan Stanley Group, Inc. Under the Agreement the Distributor was entitled to receive from each PCS Portfolio compensation of its distribution costs at an annual rate of up to 0.50% of daily net assets.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain purchases of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the year ended June 30, 1997, the Distributor has advised the Fund that it earned initial sales charges of $4,004,439 for Class A shares and deferred sales charges of $73,809 and $207,030 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1997:

                                               MSTC CUSTODY             CUSTODY FEES
                                              FEES INCURRED          PAYABLE TO MSTC
FUND                                                  (000)                    (000)
-------------------------------------  --------------------  -----------------------
Global Equity Allocation.............  $            202      $              19
Global Fixed Income..................                10                      1
Asian Growth.........................               649                     59
Worldwide High Income................                40                      4
Latin American.......................               174                     13
Emerging Markets.....................               380                     31
International Magnum.................                85                      7

In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.

F. PURCHASES AND SALES: For the year ended June 30, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                               PURCHASES     SALES
FUND                                               (000)     (000)
-------------------------------------  -----------------  --------
Global Equity Allocation.............  $         94,822   $ 68,059
Global Fixed Income..................            15,402     15,361
Asian Growth.........................           293,880    397,476
American Value.......................            62,195     36,646
Worldwide High Income................           278,203    210,400
Latin American.......................           175,549    111,367
Emerging Markets.....................           156,210    122,696
Aggressive Equity....................           106,672     61,287
U.S. Real Estate.....................            31,254     18,652
High Yield...........................            22,803     14,303
International Magnum.................            44,778      3,740

-----------------------
         120

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

Purchases and sales of long term U.S. Government securities during the year ended June 30, 1997 occurred in the Global Fixed Income Fund and totaled $3,483,000 and $2,452,000 respectively.

G. OTHER: At June 30, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of June 30, 1997:

Argentine Peso................        0.99984    =  $1.00
Australian Dollar.............        1.32450    =  $1.00
Austrian Shilling.............       12.25850    =  $1.00
Belgian Franc.................       35.93000    =  $1.00
Brazilian Real................        1.07650    =  $1.00
British Pound.................        0.60074    =  $1.00
Canadian Dollar...............        1.38050    =  $1.00
Colombian Peso................    1,090.00000    =  $1.00
Danish Krone..................        6.63590    =  $1.00
Deutsche Mark.................        1.74310    =  $1.00
Egyptian Pound................        3.39750    =  $1.00
Finnish Markka................        5.18660    =  $1.00
French Franc..................        5.87420    =  $1.00
Hong Kong Dollar..............        7.74680    =  $1.00
Hungarian Forint..............      187.21000    =  $1.00
Indian Rupee..................       35.75000    =  $1.00
Indonesian Rupiah.............    2,431.00000    =  $1.00
Irish Punt....................        0.66094    =  $1.00
Israeli Shekel................        3.58440    =  $1.00
Italian Lira..................    1,699.20000    =  $1.00
Japanese Yen..................      114.54000    =  $1.00
Malaysian Ringgit.............        2.52350    =  $1.00
Mexican Peso..................        7.94200    =  $1.00
Netherlands Guilder...........        1.96080    =  $1.00
New Zealand Dollar............        1.47275    =  $1.00
Norwegian Krona...............        7.32460    =  $1.00
Pakistan Rupee................       40.41950    =  $1.00
Peruvian Sol..................        2.65000    =  $1.00
Philippine Peso...............       26.35000    =  $1.00
Polish Zloty..................        3.28500    =  $1.00
Singapore Dollar..............        1.42920    =  $1.00
South Korean Won..............      886.00000    =  $1.00
South African Rand............        4.53550    =  $1.00
Spanish Peseta................      147.20000    =  $1.00
Swedish Krona.................        7.73080    =  $1.00
Swiss Franc...................        1.45950    =  $1.00
Taiwan Dollar.................       27.78000    =  $1.00
Thai Baht.....................       25.88000    =  $1.00
Turkish Lira..................  148,450.00000    =  $1.00
Venezuelan Bolivar............      486.31000    =  $1.00

During the year ended June 30, 1997, the Asian Growth Fund, American Value Fund, Latin American Fund, Emerging Markets Fund and International Magnum Fund incurred approximately $326,000, $1,000, $41,000, $80,000 and $15,000,
respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At June 30, 1997 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $277,000 and $38,000, respectively. The Global Equity Allocation Fund incurred losses totaling $40,000 on sales of shares in affiliated funds during the period.

At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                               NET
                                                                      APPRECIATION
                               COST          APPREC.   (DEPREC.)    (DEPRECIATION)
FUND                          (000)            (000)       (000)             (000)
-------------------------  --------          -------  ----------   ---------------
Global Equity
  Allocation.............  $162,933  $       37,092   $  (5,725)   $       31,367
Global Fixed Income......     9,641              80        (175)              (95)
Asian Growth.............   320,218          63,343     (29,063)           34,280
American Value...........    71,159          13,694      (1,099)           12,595
Worldwide High Income....   181,907          14,332        (581)           13,751
Latin American...........   106,111          14,672      (1,064)           13,608
Emerging Markets.........   192,835          41,940     (21,729)           20,211
Aggressive Equity........    64,703           4,073        (782)            3,291
U.S. Real Estate.........    20,342           1,897         (74)            1,823
High Yield...............    21,617             814         (26)              788
International Magnum.....    49,695           4,657        (598)            4,059
Government Obligations
  Money Market...........    94,977              --          --                --
Money Market.............   137,740              --          --                --

H. SUBSEQUENT EVENTS: At a Special Meeting of Shareholders held on July 2, 1997, the Shareholders elected a new Board of Directors and approved, effective July 2, 1997, a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp., a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., and a new sub-advisory agreement with Morgan Stanley Asset Management Inc. Also effective July 2, 1997, the responsibilities of MSAM as administrator to the Fund were assumed by Van Kampen American Capital Investment Advisory Corp.
The Morgan Stanley Value Fund, an additional series of the Fund, has commenced operations effective July 7, 1997.

                                                              ------------------

                              MORGAN STANLEY FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the portfolios constituting Morgan Stanley Fund, Inc. (the "Fund") as of June 30, 1997, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended. We have also audited the statements of changes in net assets and the financial highlights for the Global Equity Allocation Portfolio, Global Fixed Income Portfolio, Asian Growth Portfolio, American Value Portfolio, Worldwide High Income Portfolio, Latin American Portfolio, Emerging Markets Portfolio, Aggressive Equity Portfolio, U.S. Real Estate Portfolio, High Yield Portfolio and International Magnum Portfolio (collectively the "non-money market portfolios") for each of the earlier periods presented. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of changes in net assets for the year ended June 30, 1996 and the financial highlights for each of the four years in the period ended June 30, 1996 for the Money Market Portfolio and Government Obligations Money Market Portfolio (formerly separate portfolios of The PCS Cash Fund, Inc.) were audited by other independent accountants whose report dated July 31, 1996 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities at June 30, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the portfolios constituting Morgan Stanley Fund, Inc. at June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, and the changes in net assets and the financial highlights of the non-money market portfolios for each of the earlier periods presented, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

August 11, 1997

-----------------------
         122

                              MORGAN STANLEY FUNDS
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

SHAREHOLDER MEETING: (UNAUDITED)

Morgan Stanley Fund, Inc. shareholders voted on proposals at a special meeting held on July 2, 1997. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund effective July 2, 1997 until such time as their          VOTED FOR
successors have been duly appointed.                                                                             (000)
                                                                                                              -----------
J. Miles Branagan...........................................................................................      278,313
Richard M. DeMartini........................................................................................      278,320
Linda Hutton Heagy..........................................................................................      278,324
R. Craig Kennedy............................................................................................      278,318
Jack E. Nelson..............................................................................................      278,315
Don G. Powell...............................................................................................      278,303
Jerome T. Robinson..........................................................................................      278,291
Phillip Rooney..............................................................................................      278,310
Fernando Sisto..............................................................................................      278,255
Wayne W. Whalen.............................................................................................      278,316

1. To elect the following Directors to serve the Fund effective July 2, 1997 until such time as their          WITHHELD
successors have been duly appointed.                                                                             (000)
                                                                                                              -----------
J. Miles Branagan...........................................................................................        1,129
Richard M. DeMartini........................................................................................        1,123
Linda Hutton Heagy..........................................................................................        1,118
R. Craig Kennedy............................................................................................        1,125
Jack E. Nelson..............................................................................................        1,128
Don G. Powell...............................................................................................        1,139
Jerome T. Robinson..........................................................................................        1,152
Phillip Rooney..............................................................................................        1,132
Fernando Sisto..............................................................................................        1,187
Wayne W. Whalen.............................................................................................        1,127

2. Approval of the investment advisory agreement by and between the following and Van Kampen    AFFIRMATIVE    AGAINST
American Capital Investment Advisory Corp.                                                         (000)        (000)
                                                                                                -----------  -----------
Global Equity Allocation Fund.................................................................        7,571           37
Global Fixed Income Fund......................................................................          838            0
Asian Growth Fund.............................................................................       16,453          157
American Value Fund...........................................................................        2,723            5
Worldwide High Income Fund....................................................................        9,498           71
Latin American Fund...........................................................................        3,181           25
Emerging Markets Fund.........................................................................       10,520           52
Aggressive Equity Fund........................................................................        1,707           15
U.S. Real Estate Fund.........................................................................          980            2
High Yield Fund...............................................................................        1,182           --
International Magnum Fund.....................................................................        1,733            1
Government Obligations Money Market Fund......................................................       77,583           21
Money Market Fund.............................................................................      143,488          204

2. Approval of the investment advisory agreement by and between the following and Van Kampen      ABSTAIN
American Capital Investment Advisory Corp.                                                         (000)
                                                                                                -----------
Global Equity Allocation Fund.................................................................          128
Global Fixed Income Fund......................................................................           20
Asian Growth Fund.............................................................................          209
American Value Fund...........................................................................           32
Worldwide High Income Fund....................................................................          150
Latin American Fund...........................................................................           57
Emerging Markets Fund.........................................................................          160
Aggressive Equity Fund........................................................................           26
U.S. Real Estate Fund.........................................................................           10
High Yield Fund...............................................................................            4
International Magnum Fund.....................................................................           41
Government Obligations Money Market Fund......................................................            0
Money Market Fund.............................................................................          578

3. Approval of the investment sub-advisory agreement by and between Van Kampen Capital          AFFIRMATIVE    AGAINST
Investment Advisory Corp. and Morgan Stanley Asset Management, Inc.                                (000)        (000)
                                                                                                -----------  -----------
Global Equity Allocation Fund.................................................................        7,569           41
Global Fixed Income Fund......................................................................          838            0
Asian Growth Fund.............................................................................       16,441          162
American Value Fund...........................................................................        2,719            5
Worldwide High Income Fund....................................................................        9,488           72
Latin American Fund...........................................................................        3,178           27
Emerging Markets Fund.........................................................................       10,514           58
Aggressive Equity Fund........................................................................        1,702           19
U.S. Real Estate Fund.........................................................................          981            2
High Yield Fund...............................................................................        1,182           --
International Magnum Fund.....................................................................        1,735            1
Government Obligations Money Market Fund......................................................       77,583           21
Money Market Fund.............................................................................      143,488          204

3. Approval of the investment sub-advisory agreement by and between Van Kampen Capital            ABSTAIN
Investment Advisory Corp. and Morgan Stanley Asset Management, Inc.                                (000)
                                                                                                -----------
Global Equity Allocation Fund.................................................................          126
Global Fixed Income Fund......................................................................           20
Asian Growth Fund.............................................................................          216
American Value Fund...........................................................................           36
Worldwide High Income Fund....................................................................          159
Latin American Fund...........................................................................           58
Emerging Markets Fund.........................................................................          160
Aggressive Equity Fund........................................................................           26
U.S. Real Estate Fund.........................................................................            8
High Yield Fund...............................................................................            4
International Magnum Fund.....................................................................           39
Government Obligations Money Market Fund......................................................            0
Money Market Fund.............................................................................          578

4. To eliminate the Morgan Stanley Worldwide High Income Fund's fundamental policy regarding      AFFIRMATIVE
diversification and to reclassify the Fund as "non-diversified".                                     (000)        AGAINST (000)
                                                                                                ---------------  ---------------
Worldwide High Income Fund....................................................................         6,033              204

4. To eliminate the Morgan Stanley Worldwide High Income Fund's fundamental policy regarding
diversification and to reclassify the Fund as "non-diversified".                                 ABSTAIN (000)
                                                                                                ---------------
Worldwide High Income Fund....................................................................           204

                                                              ------------------
                                                                    123

                              MORGAN STANLEY FUNDS
                         ADDITIONAL INFORMATION (CONT.)

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended June 30, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Global Equity Allocation Fund, American Value Fund, Aggressive Equity Fund and High Yield Fund is 15.81%, 92.51%, 7.28%, and 3.26%, respectively.

Global Equity Allocation Fund, Asian Growth Fund, American Value Fund, Latin American Fund, Emerging Markets Fund and U.S. Real Estate Fund have designated approximately $4,434,000, $8,522,000, $2,280,000, $1,429,000, $508,000 and
$1,000 as long-term capital gain for the fiscal year ended June 30, 1997.

Foreign taxes paid during the fiscal year ended June 30, 1997 amounting to $254,000, $10,000, $963,000, $189,000 and $65,000 for Global Equity Allocation
Fund, Global Fixed Income Fund, Asian Growth Fund, Emerging Markets Fund and International Magnum Fund, respectively, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV, which will be sent to shareholders in late January 1998 for the year ended December 31, 1997. In addition, for the year ended June 30, 1997, gross income derived from sources within foreign countries amounted to $2,120,000, $489,000, $7,014,000, $3,145,000 and $496,000 for Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, Emerging Markets Fund and International Magnum Fund, respectively.

For the year ended June 30, 1997, the percentage of income earned from direct Treasury obligations was 22.94%, 25.73%, and 22.68% for the Global Fixed Income Fund, Government Obligations Money Market Fund, and Money Market Fund, respectively.

-----------------------
         124

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND

                               September 28, 1997

                      STATEMENT OF ADDITIONAL INFORMATION

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

     Van Kampen American Capital Global Equity Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
General Information.........................................    B-2
Investment Policies and Techniques..........................    B-3
Options, Futures Contracts and Related Options..............    B-3
Repurchase Agreements.......................................    B-9
Loans of Portfolio Securities...............................    B-9
Investment Restrictions.....................................    B-9
Trustees and Officers.......................................    B-11
Legal Counsel...............................................    B-19
Investment Advisory Agreements..............................    B-19
Distributor.................................................    B-20
Distribution and Service Plans..............................    B-21
Transfer Agent..............................................    B-22
Portfolio Transactions and Brokerage........................    B-22
Determination of Net Asset Value............................    B-23
Purchase and Redemption of Shares...........................    B-24
Exchange Privilege..........................................    B-26
Tax Status of the Fund......................................    B-27
Fund Performance............................................    B-27
Other Information...........................................    B-27
Report of Independent Accountants...........................    B-29
Financial Statements........................................    B-30
Notes to Financial Statements...............................    B-58

     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 1997.

GENERAL INFORMATION

     Van Kampen American Capital World Portfolio Series Trust, formerly known as American Capital World Portfolio Series, Inc. (the "Trust"), was originally incorporated in Maryland on May 25, 1990. The Trust was reorganized under the laws of the State of Delaware as a business trust and adopted its present name as of August 31, 1995. The Trust currently is comprised of two series: Van Kampen American Capital Global Equity Fund (the "Fund") and Van Kampen American Capital Global Government Securities Fund.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     [Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country.

     VKAC uses an investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.

     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing the 30 best months during the past 69 years, the value of $1.00 invested in 1926 was $19.48 at the end of 1996, compared to $1,370.95 for $1.00 that was invested for the entire period (Source: Micropal, Inc.). Of course, past performance is no guarantee of future results.

     Broadly Diversified: A broadly diversified portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a broadly diversified portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in twelve broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     As of September 15, 1997, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:

                                                            AMOUNT OF
                                                           OWNERSHIP AT         CLASS      PERCENTAGE
             NAME AND ADDRESS OF HOLDER                 SEPTEMBER 15, 1997    OF SHARES    OWNERSHIP
             --------------------------                 ------------------    ---------    ----------
Van Kampen American Capital Trust Company                    2,262,552            A           25.08%
  2800 Post Oak Blvd.                                        2,369,231            B           28.26%
  Houston, TX 77056                                            147,055            C           16.76%

     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed.

     The investment objective of the Fund is to seek to provide long-term growth of capital.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and related options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is also likely to result in a substantially higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     The Fund intends to limit its ability to write options such that the aggregate value of the securities underlying the calls or the obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of its net assets.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction", which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Fund may purchase either listed or over-the-counter options.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may write or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase and write options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices and Restrictions -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool".

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the

Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range upwards of 2%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to such Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or liquid securities equal in value to 100% of the market value of the securities loaned are deposited by the borrower with the Fund and are marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.

      3. Invest more than 5% of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      4. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.

      5. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      6. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      7. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      8. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      9. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 0.50% of the outstanding securities of such company, and such officers and trustees who own more than 0.50% own in the aggregate more than 5% of the outstanding securities of such issuer.

      4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Dean Witter
Two World Trade Center                      Capital, a division of Dean Witter Reynolds Inc. Mr.
66th Floor                                  DeMartini is a Director of InterCapital Funds, Dean
New York, NY 10048                          Witter Distributors, Inc. and Dean Witter Trust Company.
Date of Birth: 10/12/52                     Trustee of the TCW/DW Funds. Director of the National
                                            Healthcare Resources, Inc. Formerly Vice Chairman of the
                                            Board of the National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq Stock
                                            Market, Inc. Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc. An executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Mr. DeMartini is an interested person of the Fund and the Advisers by reason of his position with Dean Witter Capital and its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Each of the AC Funds and VK Funds provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     The trustees/directors are currently in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex.

     The trustees/directors approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Each AC Fund and VK Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                               COMPENSATION TABLE

                                                                                                                    TOTAL
                                                                                                                COMPENSATION
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM    BEFORE DEFERRAL
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON    COMPLEX PAID
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)       TO TRUSTEE(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $1,534                     691                2,500             $104,875
Linda Hutton Heagy*         1995                  $1,534                      69                2,500              104,875
Dr. Roger Hilsman           1991                  $  764                   1,452                1,500              103,750
R. Craig Kennedy*           1995                  $1,534                      45                2,500              104,875
Donald C. Miller            1995                  $  764                       0                    0              104,875
Jack E. Nelson*             1995                  $1,284                     314                2,500               97,875
Jerome L. Robinson*         1995                  $1,534                       0                    0              101,625
Phillip B. Rooney*          1997                  $  260                       0                2,500                    0
Dr. Fernando Sisto*         1991                  $1,534                   1,661                2,500              104,875
Wayne W. Whalen*            1995                  $1,534                     218                2,500              104,875
William S. Woodside         1991                  $  764                   3,176                1,500              104,875

---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1997: Mr. Branagan, $902; Ms. Heagy, $930; Mr. Kennedy, $260; Mr. Miller, $632; Mr. Nelson, $1,152; Mr. Robinson, $1,110; and Mr. Whalen, $1,152. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1997 is as follows: Mr. Branagan, $904; Ms. Heagy, $1,748; Mr. Kennedy, $1,163; Mr. Miller, $1,355; Mr. Nelson, $1,937; Mr.
    Robinson, $1,965; Mr. Sisto, $4,933; and Mr. Whalen, $2,075. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the Retirement Benefits accrued by the Fund during its fiscal year ended May 31, 1997. The retirement plan is described above the Compensation Table.

(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable by the Fund in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable by the Fund in each year of the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation for the calendar year ending December 31, 1997 will be higher due to the increase in the size of the Fund Complex. As of the date of this Statement of Additional Information, the trustee/directors are in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

     As of September 15, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation material. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to the overall review by the Adviser and the Fund's trustees, is responsible for recommending the optimal geographical equity allocation among various markets and currencies and is responsible for providing advice with respect to specific investments in such markets, including the Fund's investment in domestic securities. The Adviser and Subadviser are hereinafter sometimes referred to as the "Adviser."

     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed at the annual rate of 1.00% of average daily net assets of the Fund. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments of the Trust, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust, calculated separately for each series, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Trust monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Trust except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.

     During the fiscal years ended May 31, 1995, 1996 and 1997 the Adviser received $1,200,835, $1,605,816 and $2,342,104, respectively, in advisory fees from the Fund. For such periods the Fund paid $28,800, $31,987 and $25,800, respectively, for accounting services.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved
(a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended May 31, 1997..............................       $656,636           $86,208
Fiscal Year Ended May 31, 1996..............................       $491,380           $34,742
Fiscal Year Ended May 31, 1995..............................       $399,444           $ 1,104

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Class B Plan were $1,046,812 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $786,179 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $260,633 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $107,843 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $45,347 for commissions and transaction fees paid to financial intermediaries in respect of sales of

Class C shares of the Fund and $62,496 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT

     During the fiscal years ended May 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend distributing agent for the Fund, received fees aggregating $586,655, $852,280 and $1,045,500, respectively, for these services. These services are provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser is the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     For the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid $937,870, $666,564 and $1,020,461, respectively, in brokerage commissions on portfolio transactions.

     Effective October 31, 1996, Morgan Stanley Group Inc. became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. became an affiliate of the Adviser. For the fiscal year ended May 31, 1997, the Fund paid Morgan Stanley Group Inc. or its affiliates $8,633 in brokerage commission representing 1% of transactions with affiliates to total commissions.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York Time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The net asset value of the Fund is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by the National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker/dealers, and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees. Options on stocks, options on stock indexes, and stock index futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

CLASS A SHARES -- REDUCED SALES CHARGES

     THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.

LETTER OF INTENT

     The Fund will shares totalling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the thirteen-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchange security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

FUND PERFORMANCE

     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period May 31, 1997 was 10.93%; (ii) the five year period ending May 31, 1997 was 10.21%; and (iii) the 5 year, 9 1/2 month period since August 5, 1991, the commencement of investment operations, through May 31, 1997 was 11.09%. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for (i) the one year period ending May 31, 1997 was 11.83%; (ii) the five year period ending May 31, 1997 was 10.45%; and (iii) the 5 year, 6 1/2 month period since November 15, 1991, the commencement of distribution for Class B shares of the Fund, through May 31, 1997 was 10.75%. The Fund's average annual total return for Class C shares of the Fund for (i) the one year period ending May 31, 1997 was 15.82% and (ii) the 3 year, 11 1/2 month period since June 21, 1993, the commencement of distribution for Class C shares of the Fund, through May 31, 1997 was 13.31%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.

     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

     The Fund seeks to remain fully invested and diversified across many industries to attempt to achieve consistent performance. From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. It is also anticipated that foreign sub-custodians will be used for certain of the Fund's investments in foreign securities. Any such sub-custodian shall be utilized pursuant to an agreement between the Custodian and the foreign sub-custodian that has been approved as required pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                      Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Equity Fund (the "Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

                           Portfolio of Investments

                                 May 31, 1997

================================================================================
                                                      Number
Description                                         of Shares       Market Value
--------------------------------------------------------------------------------
Common Stocks 93.4%
Austria 0.1%
Scala ECE (b)......................................     1,289           $188,395
Slovenske Energeticke Strojarne (b)................    13,000            137,754
                                                                        --------
                                                                         326,149
                                                                        --------
Bermuda 0.0%
Applied International Holdings (b).................    20,000              1,600
                                                                        --------
Canada 4.1%
Abitibi Price, Inc. (b)............................     4,800             86,328
Agrium, Inc........................................     6,100             82,779
Alcan Aluminum.....................................     9,700            347,507
Avenor, Inc........................................     2,900             56,669
Bank of Montreal...................................    11,200            426,779
Bank of Nova Scotia................................     9,900            410,201
Barrick Gold Corp..................................    16,900            426,873
BCE, Inc...........................................    29,800            783,984
Bombardier, Inc., Class B..........................    13,300            279,149
Cae, Inc...........................................     5,400             42,404
Cameco Corp........................................     2,500             97,434
Canadian Imperial Bank.............................     8,500            205,164
Canadian Natural Resources (b).....................     4,700            123,308
Canadian Occidental Petroleum......................     6,200            140,226
Canadian Pacific...................................    14,800            393,110
Canadian Tire, Class A.............................     5,200             97,474
Cominco............................................     3,700            103,098
Corel Corp (b).....................................     3,000             17,696
Cott Corp..........................................     2,000             18,311
Dofasco, Inc.......................................     4,000             73,098
Domtar, Inc........................................     3,600             28,139
Echo Bay Mines.....................................     6,200             38,141
Gulf Canada Resource (b)...........................     9,700             87,754
Imasco.............................................    10,600            296,895
Imperial Oil.......................................     7,100            344,286
Inco...............................................     6,900            226,721


                                    B-30       See Notes to Financial Statements

                                 May 31, 1997

=========================================================================================
                                                                  Number
Description                                                    of Shares     Market Value
-----------------------------------------------------------------------------------------
Canada (Continued)
IPL Energy, Inc.............................................       2,300     $     72,744
Laidlaw, Inc., Class B Non Voting...........................      12,300          166,469
Loewen Group, Inc...........................................       2,600           85,807
Macmillan Bloedel...........................................       6,500           94,087
Magna International, Inc....................................       3,200          171,383
Methanex Corp. (b)..........................................       7,800           70,565
Molson Companies, Class A...................................       3,300           56,724
Moore Corp..................................................       5,100          113,686
Newbridge Networks Corp. (b)................................       6,500          258,739
Noranda, Inc................................................      10,700          238,518
Norcen Energy Resources.....................................       5,200          125,136
Northern Telecom............................................      10,300          861,377
Nova Corp...................................................      21,800          180,654
Petro.......................................................      12,400          215,387
Placer Dome, Inc............................................       9,400          171,101
Potash Corporation of Saskatchewan, Inc.....................       1,900          154,701
Power Corporation of Canada.................................       5,800          133,068
Provigo, Inc. (b)...........................................       5,200           28,038
Ranger Oil..................................................       8,400           88,152
Renaissance Energy (b)......................................       5,100          160,009
Repap Enterprises, Inc. (b).................................       5,100            2,178
Rogers Communications, Inc., Class B (b)....................       8,700           50,058
Royal Bank of Canada........................................      12,800          553,984
Seagram.....................................................      14,700          590,468
Talisman Energy, Inc. (b)...................................       5,200          169,921
Teck Corp., Class B Subordinated Voting.....................       4,700          104,089
Thomson Corp................................................      25,700          571,029
Transcanada Pipelines.......................................       9,500          183,578
Westcoast Energy, Inc.......................................       4,900           88,836
Weston George...............................................       2,700          163,169
                                                                                ---------
                                                                               11,157,183
                                                                                ---------
Czech Republic 0.0%
Prazske Pivovary............................................      24,000          144,260
                                                                                ---------

                                    B-31       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                        Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France 5.0%
Accor.................................................     1,700     $   235,514
Air Liquide...........................................     2,850         436,783
Alcatel Alsthom.......................................     5,900         638,572
AXA-UAP...............................................    12,200         729,938
BIC...................................................     1,450         213,435
Bouygues..............................................     1,300         112,517
BQE National Paris....................................     8,550         350,759
Canal Plus............................................       950         160,894
Carrefour.............................................     1,500         984,484
Cie Bancaire..........................................     1,100         121,723
Cie De St Gobain......................................     3,400         469,262
Cie De Suez...........................................     5,650         288,048
Cie Fin Paribas.......................................     3,400         218,852
CSF Thomson...........................................     4,650         132,464
Danone................................................     3,050         458,984
Eaux Cie Generale.....................................     4,350         534,842
Eaux Cie Generale Warrants, expiring 5/21/02 (b)......     3,550           2,428
Elf Aquitaine.........................................    10,750       1,074,144
Erid Beghin Say.......................................     1,150         160,912
Essilor International.................................       425         107,748
Havas.................................................     2,600         175,146
L'Oreal...............................................     2,700         979,548
Lafarge...............................................     3,950         252,407
Legrand...............................................     1,200         193,052
LVMH (Moet Hennessy Louis Vuitton) (b)................     3,400         823,122
Lyonnaise des Eaux....................................     2,500         245,472
Michelin (CGDE), Class B..............................     5,950         324,877
Pernod Ricard.........................................     2,650         126,429
Peugeot...............................................     2,300         227,427
Pin Printemps Redo....................................       850         356,215
Promodes..............................................       800         270,841
Sagem.................................................       125          62,775
Saint Louis...........................................       425          97,959

                                    B-32       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France (Continued)
Sanofi...............................................      4,200     $   364,389
Schneider............................................      6,000         288,124
Societe Generale.....................................      3,700         410,712
Sodexho Alliance.....................................        275         127,628
Total, Class B.......................................      9,450         864,060
Usinor Sacilor.......................................     10,350         155,216
                                                                     -----------
                                                                      13,777,702
                                                                     -----------
Germany 4.3%
Adidas...............................................      1,400         147,036
AGIV (b).............................................      1,350          24,803
Amb Aach & Mun Bet...................................        100          92,563
BASF.................................................     16,500         608,215
Bayerische...........................................     21,000         814,025
Bayerische Hypotheden-und-Wechsel-Bank...............      7,050         223,780
Bayerische Vereinsbank...............................      7,400         304,382
Beiersdorf, Class A..................................      2,450         130,449
Bilfinger & Berger BAU...............................      1,400          54,473
Brau Und Brunnen (b).................................        250          18,577
CKAG Colonia Konzern.................................        800          77,234
Continental..........................................      2,800          63,615
Daimler Benz.........................................     14,300       1,100,257
Degussa..............................................      2,500         121,482
Deutsche Telekom.....................................     60,000       1,330,525
Dresdner Bank........................................     12,450         435,615
Heidelberg Zement (b)................................      1,350         126,382
Hochtief.............................................      2,600         109,531
Karstadt.............................................        300         105,845
Klockner Humb Deut...................................      1,800          17,694
Linde................................................        300         206,249
Lufthansa............................................     10,800         171,943
Man..................................................        400         114,446
Mannesmann...........................................      1,050         426,365
Merck KGaA...........................................      4,550         187,021

                                    B-33       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Germany (Continued)
Metro................................................      2,900     $   317,217
Muenchener Rueckversicherungs - Gesellschaft.........        200         509,040
Preussag.............................................        500         131,648
RWE..................................................      9,400         400,398
SAP..................................................      1,700         303,177
Schering.............................................      2,050         205,828
Siemens..............................................     16,000         901,808
Strabag (b)..........................................        100           8,484
Thyssen..............................................      1,100         249,722
Veba.................................................     14,000         791,294
Viag.................................................        800         364,168
Volkswagen...........................................        800         516,763
                                                                     -----------
                                                                      11,712,054
                                                                     -----------
Hong Kong 2.1%
Bank of East Asia (b)................................     22,600          82,251
Cathay Pacific Air...................................     85,000         127,799
Cheung Kong Holdings.................................     64,000         654,578
China Light & Power Co...............................     53,500         267,897
Chinese Estates Holdings.............................     48,000          48,629
Giordano International...............................     18,000          10,802
Hang Lung Development Co.............................     36,000          68,994
Hang Seng Bank.......................................     55,600         667,329
Hong Kong & China Gas Co. (ADR)......................     97,200         169,349
Hong Kong & Shang Hotels.............................     37,000          57,301
Hong Kong Aircraft...................................      5,600          17,092
Hong Kong Telecommunications.........................    314,000         694,986
Hopewell Holdings....................................    125,000          69,772
HSBC Holdings........................................      1,315          39,882
Hutchison Whampoa....................................     97,000         807,447
Hysan Development....................................     31,000         103,420
Johnson Electric Holdings (b)........................     11,500          33,913
Miramar Hotel & Investment...........................     17,000          32,361
Oriental Press Group.................................     42,000          14,364

                                    B-34       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Hong Kong (Continued)
Peregrine Investment.........................................     11,000     $    19,591
Shangri-La Asia..............................................     46,000          58,179
Shun Tak Holdings............................................     48,000          31,593
Stelux Holdings International................................     30,000           5,653
Sth China Morn Pst...........................................     54,000          51,920
Sun Hung Kai Properties......................................     65,000         799,026
Swire Pacific, Class A.......................................     45,000         377,492
Television Broadcast.........................................     13,000          56,708
Wharf Holdings...............................................     63,000         282,132
Wing Lung Bank...............................................      5,280          30,323
Winsor Industrial............................................     10,000           2,181
                                                                             -----------
                                                                               5,682,964
                                                                             -----------
Hungary 0.1%
Tiszai Vegyi Kombinat Rt (GDR) (b)...........................     27,000         395,550
                                                                             -----------
Italy 1.8%
Assic Generali...............................................     26,500         453,539
BCA Comm Italiana............................................     42,000          82,664
BCO Ambros Veneto............................................     16,000          39,423
Benetton Group...............................................      5,500          76,928
Burgo Cartiere...............................................      5,000          29,154
Credito Italiano.............................................     72,500         107,823
Edison.......................................................     19,000          90,041
ENI..........................................................    229,000       1,141,993
Falck Acciaierie & Ferriere Lombarde.........................      5,000          19,254
Fiat.........................................................     97,000         318,000
Fiat Di Risp.................................................     22,000          38,561
Fiat Priv....................................................     33,000          55,797
IMI..........................................................     18,250         159,618
Impregilo (b)................................................     10,000           7,283
Instituto Bancario San Paolo.................................     25,000         157,204
Instituto Nazionale delle Assicurazioni......................    122,000         168,479
Italcementi..................................................      7,000          40,712
Italcementi Di Risp..........................................      4,500          11,088

                                    B-35       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Italy (Continued)
Italgas........................................................   19,000     $    58,476
Magneti Marelli................................................   15,000          23,902
Mediaset.......................................................   34,500         148,429
Montedison (b).................................................   85,000          51,919
Montedison Di Risp (b).........................................   30,000          19,121
Olivetti & C. (b)..............................................  105,000          30,550
Parmalat Finanz (b)............................................   45,000          64,136
Pirelli........................................................   50,000         108,885
Ras............................................................    8,500          64,711
Rinascente LA..................................................    7,000          33,875
Sasib..........................................................    5,000          16,879
Sirti..........................................................    9,000          51,813
Snia BPD.......................................................   20,000          16,406
Societa Assicuratrice Industriale..............................    4,000          28,092
Telecom Italia Di Risp.........................................   45,000          98,793
Telecom Italia Mob.............................................  190,000         557,290
Telecom Italia Mob Di Risp.....................................   45,000          78,610
Telecom Italia Ord.............................................  185,000         509,325
                                                                             -----------
                                                                               4,958,773
                                                                             -----------
Japan 12.0%
Advantest......................................................    2,000         136,024
Ajinomoto Co., Inc.............................................   28,000         281,322
Aoki Corp. (b).................................................   13,000          15,629
Aoyama Trading Co..............................................    2,100          65,281
Asahi Bank.....................................................   22,000         143,770
Asahi Breweries................................................   15,000         204,809
Asahi Chemical Industry Co.....................................   45,000         250,408
Asahi Glass Co.................................................   43,000         417,261
Bank of Tokyo..................................................   42,600         738,961
Bridgestone Corp...............................................   16,000         361,357
Canon, Inc.....................................................   19,000         481,322
Casio Computer Co..............................................    9,000          70,794
Chiba Bank.....................................................   12,000          62,344

                                    B-36       See Notes to Financial Statements

\
                     Portfolio of Investments (Continued)

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Chiyoda Corp................................................       2,000     $     9,412
Chugai Pharm Co. (b)........................................      16,000         135,749
Dai Nippon Printing.........................................      20,000         400,172
Daiei, Inc. (b).............................................      18,000         117,475
Daikin Industries...........................................      15,000         145,556
Daiwa House Industries......................................      15,000         176,471
Daiwa Securities............................................      31,000         228,141
Denso Corp..................................................      19,000         474,796
East Japan Railway..........................................          90         444,397
Ebara Corp..................................................      11,000         159,639
Fanuc.......................................................       6,500         231,644
Fuji Bank...................................................      26,000         334,908
Fuji Photo Film Co..........................................      10,000         387,291
Fujitsu (b).................................................      39,000         475,569
Furukawa Electric...........................................      17,000         100,730
Hankyu Corp.................................................      21,000         109,103
Hazama Corp.................................................      15,000          28,338
Hitachi.....................................................      76,000         809,274
Honda Motor Co..............................................      20,000         587,377
Ind Bank Japan..............................................      22,000         264,491
Ito Yokado Co...............................................      10,000         570,202
Japan Air Lines Co. (b).....................................      53,000         224,835
Japan Energy Corp...........................................      38,000          95,286
Joyo Bank...................................................       8,000          39,158
Jusco Co....................................................       8,000         269,987
Kajima Corp.................................................      31,000         173,302
Kansai Electric Power.......................................      20,300         381,769
Kao Corp....................................................      28,000         379,906
Kawasaki Steel Corp.........................................      48,000         140,970
Kinki Nippon Railway........................................      37,000         222,095
Kirin Brewery Co............................................      31,000         306,140
Komatsu.....................................................      31,000         234,264
Kubota Corp.................................................      45,000         206,741

                                    B-37       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Kumagai Gumi Co.............................................      31,000     $    50,580
Kyocera Corp................................................       4,500         324,216
Kyowa Hakko Kogyo...........................................      15,000         106,655
Marubeni Corp...............................................      45,000         191,284
Marui Co....................................................       7,000         130,442
Matsushita Electric Industries..............................      45,000         846,286
Mitsubishi Chemical.........................................      45,000         136,797
Mitsubishi Corp.............................................      42,000         494,118
Mitsubishi Electric Corp....................................      53,000         300,386
Mitsubishi Estate...........................................      33,000         450,580
Mitsubishi Heavy Industries.................................      83,000         597,286
Mitsubishi Materials Corp...................................      31,000         120,060
Mitsubishi Trust & Banking Corp.............................      13,000         186,432
Mitsui & Co.................................................      45,000         398,025
Mitsui Engineering & Ship Building Co. (b)..................      31,000          57,235
Mitsui Trust & Banking Co...................................      13,000          97,793
Mitsukoshi..................................................      17,000         119,562
Murata Manufacturing Co.....................................       5,000         197,939
Mycal Corp..................................................      10,000         144,268
NEC Corp....................................................      31,000         431,258
NGK Insulators..............................................      15,000         146,844
Nippon Express Co...........................................      19,000         147,660
Nippon Fire & Marine Insurance..............................      15,000          71,232
Nippon Light Metal..........................................      15,000          58,609
Nippon Meat Packer..........................................      15,000         182,911
Nippon Oil Co...............................................      45,000         227,995
Nippon Steel Corp...........................................     170,000         497,810
Nippon Telegraph & Telephone Corp...........................         185       1,763,418
Nippon Yusen Kabushiki Kaisha...............................      45,000         185,487
Nissan Fire & Marine Insurance..............................       2,350          11,039
Nissan Motor Co.............................................      58,000         384,508
NKK Corp....................................................      89,000         175,019
Nomura Securities...........................................      39,000         462,173

                                    B-38       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Odakyu Electric Railway.......................................    18,000     $    99,699
Oji Paper Co..................................................    31,000         179,158
Osaka Gas Co..................................................    67,000         176,058
Penta Ocean Construction......................................    15,000          49,077
Pioneer Electronic............................................     5,000         123,658
Rohm Co.......................................................     2,000         207,814
Sakura Bank...................................................    34,000         203,504
Sanyo Electric Co.............................................    45,000         189,738
Secom Co......................................................     3,000         215,887
Sega Enterprises..............................................     3,000         100,472
Sekisui House.................................................    15,000         146,844
Sharp Corp....................................................    30,000         386,432
Shimano, Inc..................................................     4,000          76,599
Shimizu Corp..................................................    22,000         130,923
Shin Etsu Chemical Co.........................................     7,000         175,526
Shiseido Co...................................................     7,000         102,190
Shizuoka Bank.................................................    10,000          96,179
Showa Denko K.K. (b)..........................................    31,000          78,532
Softbank Corp.................................................       700          47,308
Sony Corp.....................................................     7,000         589,695
Sumitomo Bank.................................................    27,000         373,293
Sumitomo Chemical.............................................    61,000         252,486
Sumitomo Corp.................................................    31,000         274,195
Sumitomo Electric Industries..................................    21,000         330,013
Sumitomo Forestry.............................................     6,000          65,436
Sumitomo Metal Industries.....................................    78,000         198,935
Sumitomo Metal Mining Co......................................    15,000         104,465
Sumitomo Osaka Cement Co......................................    16,000          48,227
Taisei Corp...................................................    31,000         132,838
Taisho Pharmacy Co............................................     9,000         225,676
Takeda Chemical Industries....................................    19,000         481,322
Teijin........................................................    31,000         130,708
Tobu Railway Co...............................................    21,000          94,135

                                    B-39       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Tohoku Electric Power................................     10,900     $   186,269
Tokai Bank...........................................     22,000         180,988
Tokio Marine & Fire Insurance Co.....................     45,000         529,412
Tokyo Dome Corp......................................      3,000          45,084
Tokyo Electric Power.................................     28,300         539,511
Tokyo Electron.......................................      2,000         100,816
Tokyo Gas Co.........................................     61,000         155,577
Tokyu Corp...........................................     26,000         148,699
Toppan Printing Co...................................     21,000         288,536
Toray Industries, Inc................................     45,000         306,054
Toto.................................................     15,000         168,742
Toyobo Co............................................     31,000          78,798
Toyota Motor Corp....................................     70,000       2,007,729
Ube Industries.......................................     31,000          87,849
Yamaichi Securities Co...............................     31,000          87,849
Yasuda Trust & Banking...............................     15,000          45,084
                                                                     -----------
                                                                      32,834,396
                                                                     -----------
Netherlands 1.5%
ABN Amro Holdings....................................     18,800         347,152
Ahold Koninklijke....................................      2,300         174,549
Akzo Nobel...........................................      1,100         146,304
Elsevier.............................................      9,900         167,360
Getronics............................................      1,200          40,884
Heineken.............................................        700         118,372
ING Groep NV.........................................     10,922         482,329
KLM Royal Dutch Air Lines............................      1,300          37,529
Koninklijke KNP BT...................................      1,500          30,897
Koninklijke Nedlloyd.................................        400           9,800
OCE..................................................        302          39,350
Philips Electronic...................................      4,800         262,408
Royal Dutch Petroleum Co.............................      7,300       1,409,119
Royal PTT (ADR)......................................      6,400         223,709

                                    B-40       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Netherlands (Continued)
Stork..................................................        500  $     22,107
Unilever...............................................      2,200       422,835
Wolters Kluwer.........................................      1,000       120,208
                                                                     -----------
                                                                       4,054,912
                                                                     -----------
Singapore 3.0%
City Developments......................................     85,000       790,394
Creative Technologies Corp. (b)........................      9,000       166,748
Cycle & Carriage.......................................     25,000       253,443
DBS Land...............................................     16,000        55,932
Development Bank of Singapore..........................     52,000       650,773
First Capital Corp.....................................     31,000        85,395
Fraser & Neave.........................................     32,000       255,051
Hai Sun Hup Group......................................     60,000        42,369
Hotel Properties.......................................     50,000        85,646
Inchcape Berhad........................................     21,000        77,816
Jurong Shipyard........................................     12,000        54,115
Keppel Corp............................................     77,000       355,310
Keppel Corp., Class A (b)..............................      4,750        21,918
Metro Holdings.........................................     12,000        38,593
Natsteel...............................................     36,000        94,637
Neptune Orient Lines...................................     92,000        82,976
Overseas Chinese Bank..................................     75,000       933,371
Overseas Union Enterprise..............................     16,000        76,627
Parkway Holdings.......................................     35,000       173,740
Robinson & Co..........................................      6,000        30,203
Shangri-La Hotel.......................................     17,000        51,108
Singapore Airlines.....................................     95,000       810,320
Singapore Press Holdings...............................     22,000       438,370
Singapore Technologies Industrial Corp.................     78,000       217,045
Singapore Telecommunications...........................    654,000     1,179,697
Straits Trading Co.....................................     37,000        86,401
United Industrial Corp.................................    151,000       122,464
United Overseas Bank...................................     87,000       894,148

                                    B-41       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Singapore (Continued)
United Overseas Land.....................................   58,000  $     90,834
                                                                    ------------
                                                                       8,215,444
                                                                    ------------
Spain 2.1%
Acerinox.................................................      500        84,740
Aguas De Barcelona.......................................    1,700        68,677
Argentaria Corp..........................................    5,120       255,008
Autopistas Cesa..........................................    8,200       100,969
BCO Bilbao Vizcaya.......................................    9,100       644,604
BCO Central Hispan.......................................    6,600       212,984
BCO Santander............................................    6,500       554,407
Corp Fin Alba............................................      600        65,993
Corporacion Mapfre.......................................    1,100        58,896
Dragados Y Construction..................................    2,300        44,549
Ebro Agricolas...........................................    2,000        38,323
Emp Nac Electricid (b)...................................   10,400       794,245
Empresa Nacl Celul.......................................      900        13,292
Ercros (b)...............................................    6,900         5,298
Fom Const Y Contra.......................................      600        66,782
Gas Natural SDG..........................................    1,500       285,971
Iberdrola................................................   37,700       462,905
Metrovacesa..............................................      900        34,989
Portland Valderriv.......................................      300        20,794
Repsol...................................................   12,200       510,584
Tabacalera, Class A......................................    1,500        76,162
Telefonica De Espana.....................................   38,000     1,096,154
Union Electrica Fenosa...................................   11,800       104,483
Uralita..................................................    2,100        20,338
Vallehermoso.............................................    1,700        42,923
Viscofan Envoltura.......................................      900        18,179
Zardoya Otis.............................................      400        50,083
                                                                    ------------
                                                                       5,732,332
                                                                    ------------
Sweden 2.0%
ABB, Class A.............................................   32,000       431,417

                                    B-42       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Sweden (Continued)
AGA, Class A...........................................      2,700  $     36,227
AGA, Class B...........................................      4,700        61,848
Astra, Class A.........................................     60,000       967,592
Atlas Copco, Class A...................................      7,400       198,576
Electrolux, Class B....................................      2,900       172,851
Ericsson Telephonaktiebolaget LM, Class B (b)..........     36,800     1,291,361
Esselte, Class A.......................................      1,500        34,253
Granges (b)............................................      1,450        18,052
Hennes & Mauritz, Class B..............................      8,000       261,121
Securitas, Class B.....................................      3,600        89,638
Skand Enskilda Banking, Class A........................     21,100       217,773
Skandia Foersaekrings..................................      4,600       162,310
Skanska, Class B.......................................      4,900       197,234
SKF, Class B...........................................      4,800       110,847
Stora Kopparbergs, Class A.............................     12,200       180,217
Svenska Cellulosa, Class B.............................      7,500       157,234
Svenska Handelsbkn, Class A (b)........................      8,200       222,159
Swedish Match..........................................     18,800        61,121
Trelleborg, Class B....................................      5,300        91,966
Volvo..................................................     15,600       431,701
                                                                     -----------
                                                                       5,395,498
                                                                     -----------
Switzerland 2.9%
ABB....................................................        210       287,927
Adecco.................................................        420       157,752
Alusuisse Lonza Holdings...............................        130       122,529
Credit Suisse Group....................................      4,300       539,625
Georg Fischer..........................................         20        28,523
Holderbk Fn Glarus.....................................        160       140,300
Nestle.................................................        900     1,118,328
Novartis (b)...........................................      1,466     1,987,235
Roche Holdings Bearer..................................         37       485,880
Roche Holdings Genusscheine............................        158     1,403,304
Sairgroup (b)..........................................         80        81,446

                                    B-43       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Switzerland (Continued)
Schw Bankgesellsch.....................................        480  $    525,953
Schweiz Bankverein (b).................................      1,730       415,278
SGS Holdings...........................................         40        88,534
SMH....................................................        120        70,743
Sulzer.................................................         90        70,785
Ubs Schw Bkgesell (b)..................................        500       109,433
Valora Holdings........................................        150        33,412
Zuerich Versicherun....................................      1,080       396,498
                                                                     -----------
                                                                       8,063,485
                                                                     -----------
Thailand 0.6%
Siam Cement Co.........................................     39,000       851,487
Telecomasia (b)........................................    135,000       153,971
Thai Military Bank Public Co...........................    501,600       618,061
                                                                     -----------
                                                                       1,623,519
                                                                     -----------
United Kingdom 7.8%
Abbey National.........................................     28,500       411,672
Arjo Wiggins Apple.....................................     14,200        38,560
Associated British Foods...............................     10,200        94,441
B.A.T Industries.......................................     63,100       565,144
Barclays...............................................     34,600       672,982
Bass...................................................     22,400       291,863
BG.....................................................     89,500       298,675
BICC...................................................     14,200        39,490
Blue Circle Industries.................................     26,400       181,725
BOC Group..............................................     14,200       238,564
Boots Co...............................................     22,400       259,434
BPB....................................................     14,200        80,257
British Aerospace......................................     10,200       207,404
British Airways........................................     24,400       283,396
British Petroleum......................................    115,900     1,384,050
British Sky Broadcast..................................     32,500       305,701
British Steel..........................................     40,700       100,868
British Telecommunications.............................    118,000       855,128

                                    B-44       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
BTR ................................................      85,400    $    278,008
Burmah Castrol .....................................       6,100         105,775
Cable & Wireless ...................................      50,900         415,493
Cadbury Schweppes ..................................      22,400         200,805
Caradon ............................................      14,670          51,116
Centrica (b) .......................................      89,500          92,970
Coats Viyella ......................................      18,300          36,223
Commercial Union ...................................      14,200         159,584
Courtaulds .........................................      10,200          56,064
De Lousiana Rue ....................................       2,000          16,031
EMI Group ..........................................      10,200         195,557
General Electric ...................................      59,000         336,840
GKN ................................................      12,200         211,150
Glaxo Wellcome .....................................      65,100       1,301,361
Granada Group ......................................      14,200         201,629
Grand Metropolitan .................................      44,700         415,338
Great University Stores ............................      24,400         257,451
Guardian Royal Exchange ............................      16,300          74,661
Guinness ...........................................      44,800         417,000
Hanson .............................................      12,200          63,066
Harrison & Crosfield ...............................      26,400          52,688
HSBC Holdings (ADR) ................................      44,700       1,333,761
Imperial Chemical Industries .......................      18,300         243,980
Ladbroke Group .....................................      24,400          91,804
Lasmo ..............................................      16,300          65,328
Legal & General Group ..............................      24,400         176,424
Lloyds TSB Group ...................................     111,900       1,125,315
Lonrho .............................................      16,300          36,130
Marks & Spencer ....................................      71,200         591,974
MEPC ...............................................      12,200         102,981
National Power .....................................      28,500         257,819
North West Water (b) ...............................      14,200         162,372
P & O Finance (b) ..................................      16,300         169,786

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
Pilkington .........................................      30,500    $     62,367
Prudential Corp. ...................................      40,700         410,129
Rank Group .........................................      18,300         128,726
Redland ............................................      12,200          65,061
Reed International .................................      26,600         261,592
Reuters Holdings ...................................      34,600         388,281
Rexam ..............................................      12,200          57,278
Rio Tinto ..........................................      24,400         419,107
RMC Group ..........................................       6,100          91,106
Royal Bank Scot Group ..............................      10,200         100,448
Royal Sun Alliance .................................      28,500         214,927
Safeway ............................................      18,300         108,070
Sainsbury J Finance ................................      32,500         186,611
Schroders ..........................................       4,100         114,690
Scottish Power .....................................      20,300         127,186
Sears ..............................................      40,700          51,433
Sedgwick Group .....................................      12,200          24,947
Slough Estates .....................................      10,200          52,894
Smithkline Beecham .................................      50,900         875,117
Southern Electric ..................................      10,200          67,577
Tarmac .............................................      28,500          58,977
Taylor Woodrow .....................................      16,300          55,297
Tesco ..............................................      38,600         236,790
Thames Water .......................................      14,200         159,526
Thorn ..............................................      10,200          25,529
TI Group ...........................................      10,200          95,276
Unilever ...........................................      14,200         379,797
Vodafone Group .....................................      67,100         298,564
Zeneca Group .......................................      18,300         555,915
                                                                    ------------
                                                                      21,279,056
                                                                    ------------
United States 44.0%
Abbott Laboratories, Inc. (a) ......................      18,600       1,171,800
AirTouch Communications, Inc. (b) ..................      18,300         510,113

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Aluminum Company of America ........................       8,200    $    603,725
American Express Co. (a) ...........................      17,300       1,202,350
American Home Products Corp. .......................      14,600       1,113,250
American International Group, Inc. (a) .............      15,700       2,125,387
Amoco Corp. (a) ....................................      13,400       1,197,625
AMR Corp. (b) ......................................       8,200         814,875
Applied Materials, Inc. (b) ........................       5,400         352,350
AT&T Corp. (a) .....................................      41,800       1,541,375
Atlantic Richfield Co. .............................       4,300         625,650
Automatic Data Processing, Inc. ....................       8,200         402,825
BancOne Corp. ......................................      16,400         709,300
BankAmerica Corp. (a) ..............................      15,500       1,811,562
Bankers Trust New York Corp. .......................       2,500         211,563
Bell Atlantic Corp. (a) ............................      15,500       1,085,000
BellSouth Corp. ....................................      17,900         812,213
Boeing Co. (a) .....................................       9,700       1,020,925
Bristol-Myers Squibb Co. ...........................      13,000         953,875
Campbell Soup Co. ..................................       6,100         280,600
Caterpillar, Inc. ..................................       8,200         800,525
Chevron Corp. (a) ..................................      18,100       1,267,000
Chrysler Corp. .....................................      13,800         438,150
Chubb Corp. ........................................       8,200         500,200
CIGNA Corp. ........................................       3,500         608,125
Cisco Systems, Inc. (b) ............................      11,500         779,125
Citicorp (a) .......................................      13,300       1,521,187
Coca Cola Co. ......................................      63,100       4,306,575
Columbia / HCA Healthcare Corp. ....................      18,100         662,913
Consolidated Edison Co. ............................      16,400         477,650
Cooper Industries, Inc. ............................       8,200         418,200
Corning, Inc. ......................................       8,200         413,075
CSX Corp. ..........................................       5,900         312,700
Deere & Co. ........................................       4,100         209,613
Dow Chemical Co. ...................................      12,100       1,008,837

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
DSC Communications Corp. (b) .......................       3,900    $     99,694
Du Pont (E. I.) de Nemours & Co. ...................      22,600       2,460,575
Duke Power Co. .....................................      16,400         738,000
Dun & Bradstreet Corp. .............................       6,200         161,975
Eastman Kodak Co. ..................................      16,400       1,359,150
Edison International ...............................       8,300         194,013
Electronic Data Systems Corp. ......................      13,700         512,038
Enron Corp. ........................................      11,300         460,475
Exxon Corp. ........................................      62,400       3,697,200
Federal National Mortgage Association ..............      27,900       1,217,137
First Data Corp. ...................................      11,600         464,000
Fleet Financial Group, Inc. ........................       7,700         470,663
FPL Group, Inc. ....................................      16,400         762,600
Gannett, Inc. ......................................       6,200         573,500
General Electric Co. ...............................      79,800       4,817,925
General Motors Corp. ...............................      26,500       1,517,125
General Reinsurance Corp. (b) ......................       2,700         473,175
Gillette Co. .......................................      11,500       1,022,062
Goodyear Tire & Rubber Co. .........................       8,200         479,700
H & R Block, Inc. ..................................       3,500         115,500
Harrahs Entertainment, Inc. (b) ....................       1,500          27,938
Heinz, H. J. & Co. .................................      15,600         670,800
Hewlett Packard Co. ................................      25,500       1,313,250
Home Depot, Inc. ...................................      15,500         976,500
Intel Corp. ........................................      15,400       2,333,100
International Business Machines Corp. ..............      31,600       2,733,400
International Paper Co. ............................      12,300         590,400
JC Penney, Inc. ....................................       9,900         509,850
Johnson & Johnson, Inc. ............................      33,300       1,993,837
JP Morgan & Co., Inc. ..............................       8,200         881,500
Kmart Corp. (b) ....................................       3,500          49,000
Korea Fund, Inc. ...................................     262,500       3,609,375
Latin American Discovery Fund, Inc. ................     157,300       2,929,712

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Lilly Eli & Co. (b) ................................      12,600    $  1,171,800
Limited, Inc. ......................................       6,100         123,525
Lucent Technologies, Inc. ..........................      15,700         998,912
McDonalds Corp. ....................................      20,500       1,030,125
Merck & Co., Inc. ..................................      29,900       2,687,262
Microsoft Corp. (b) ................................      27,300       3,385,200
Minnesota Mining & Manufacturing Co. ...............      14,000       1,284,500
Mobil Corp. ........................................      12,500       1,748,437
Monsanto Co. .......................................       5,300         233,200
Morgan Stanley Asia Pacific Fund, Inc. .............     300,000       3,150,000
Morgan Stanley India Investment Fund (b) ...........     174,100       1,958,625
Motorola, Inc. .....................................      16,300       1,081,912
NationsBank Corp. ..................................      16,400         965,550
Norfolk Southern Corp. .............................       6,300         611,888
Norwest Corp. ......................................      17,900         957,650
Novell, Inc. (b) ...................................      10,100          79,538
Nucor Corp. ........................................       3,700         218,300
Oracle Systems Corp. (b) ...........................      21,900       1,021,087
PepsiCo, Inc. ......................................      42,600       1,565,550
Pfizer, Inc. .......................................      15,300       1,573,987
PG&E Corp. .........................................      24,200         559,625
Philip Morris Cos., Inc. ...........................      48,900       2,151,600
PPG Industries, Inc. ...............................       5,400         313,875
Procter & Gamble Co. ...............................      20,900       2,881,587
Public Service Enterprise Group ....................      16,300         403,425
Rockwell International Corp. .......................      10,100         651,450
Salomon, Inc. ......................................       5,400         289,575
SBC Communications, Inc. ...........................      18,600       1,088,100
Schering Plough Corp. ..............................      12,500       1,134,375
Sears Roebuck & Co. ................................      15,400         756,525
Southern Co. .......................................      25,300         537,625
Sprint Corp. .......................................      15,300         747,788
SunTrust Banks, Inc. ...............................       8,200         437,675

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
United States (Continued)
Tele-Communications International, Inc., Class A (b).....   25,700  $    388,713
Texas Instruments, Inc...................................    7,300       656,088
Texas Utilities Co.......................................   16,400       563,750
Time Warner, Inc.........................................   16,500       767,250
Toys R Us, Inc. (b)......................................    9,900       308,138
Travelers Group, Inc.....................................   11,666       640,172
Union Pacific Corp.......................................    7,900       535,225
Viacom, Inc., Class B (b)................................    9,500       282,031
Wal-Mart Stores, Inc.....................................   58,300     1,734,425
Walt Disney Co...........................................   17,900     1,465,562
Warner-Lambert Co........................................    4,200       423,150
Waste Management, Inc....................................   14,600       463,550
Wells Fargo & Co.........................................    2,300       606,050
Westinghouse Electric Corp...............................   22,000       445,500
Weyerhaeuser Co..........................................    8,300       413,963
Xerox Corp...............................................   10,000       677,500
                                                                    ------------
                                                                     120,656,747
                                                                    ------------
 Total Common Stocks.....................................            256,011,624
                                                                    ------------
Preferred Stocks 0.2%
France 0.0%
Casino Guichard Perrach..................................    3,400       153,143
Germany 0.2%
RWE......................................................    6,400       222,433
SAP, Non Voting (ADR)....................................    1,150       209,262
                                                                    ------------
                                                                         431,695
                                                                    ------------
 Total Preferred Stocks..................................                584,838
                                                                    ------------
Total Long-Term Investments 93.6% (Cost $230,596,409)....            256,596,462
                                                                    ------------

                                    B-50       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997

================================================================================
Description                                                         Market Value
--------------------------------------------------------------------------------
Repurchase Agreement 3.7%
State Street Bank & Trust Co. ($10,223,000 par, collateralized by
U.S. Government obligations in a pooled cash account,
dated 05/30/97 to be sold on 06/02/97 at $10,227,260).............  $ 10,223,000
                                                                    ------------
Foreign Currency 0.6% (Various Denominations, Cost $1,545,888)....     1,550,824
                                                                    ------------
Other Assets in Excess of Liabilities 2.1%........................     5,693,631
                                                                    ------------
Net Assets 100.0%.................................................  $274,063,917
                                                                    ============

(a) Assets segregated as collateral for open futures and forward transactions.
(b) Non-income producing security as this security currently does not declare dividends.
ADR - American Depository Receipt
GDR - Global Depository Receipt

                                    B-51    See Notes to Financial Statements

                     Statement of Assets and Liabilities
                                 May 31, 1997

===================================================================================================
Assets:
Long-Term Investments, at Market Value (Cost $230,596,409)..........................   $256,596,462
Repurchase Agreements (Cost $10,223,000)............................................     10,223,000
Foreign Currency, at Market Value (Cost $1,545,888).................................      1,550,824
Cash................................................................................            241
Receivables:
  Securities Sold...................................................................      6,366,453
  Dividends.........................................................................        687,506
  Fund Shares Sold..................................................................        446,015
  Variation Margin on Futures.......................................................        145,656
  Interest..........................................................................          3,258
Forward Currency Contracts..........................................................      1,097,685
Other...............................................................................             16
                                                                                       ------------
  Total Assets......................................................................    277,117,116
                                                                                       ------------
Liabilities:
Payables:
  Securities Purchased..............................................................      1,823,802
  Fund Shares Repurchased...........................................................        523,314
  Distributor and Affiliates........................................................        240,562
  Investment Advisory Fee...........................................................        225,539
Accrued Expenses....................................................................        200,451
Deferred Compensation and Retirement Plans..........................................         39,531
                                                                                       ------------
  Total Liabilities.................................................................      3,053,199
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Net Assets Consist of:
Capital.............................................................................   $209,367,174
Net Unrealized Appreciation on Securities...........................................     26,931,817
Accumulated Net Realized Gain on Securities.........................................     38,644,391
Accumulated Distributions in Excess of Net Investment Income........................       (879,465)
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $136,924,605 and 8,645,220
    shares of beneficial interest issued and outstanding............................   $      15.84
  Maximum sales charge (5.75%* of offering price)...................................            .97
                                                                                       ------------
  Maximum offering price to public..................................................   $      16.81
                                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $124,096,728
    and 8,101,269 shares of beneficial interest issued and outstanding).............   $      15.32
                                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,042,584
    and 843,377 shares of beneficial interest issued and outstanding)...............   $      15.46
                                                                                       ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements
                                    B-52

                           Statement of Operations

                       For the Year Ended May 31, 1997

======================================================================================
Investment Income:
Dividends (Net of foreign withholding taxes of $283,517).................  $ 3,102,509
Interest (Net of foreign withholding taxes of $132)......................      732,388
                                                                           -----------
 Total Income............................................................    3,834,897
                                                                           -----------
Expenses:
Investment Advisory Fee..................................................    2,342,104
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $296,505, $1,048,239 and $107,844, respectively).....................    1,452,588
Shareholder Services.....................................................    1,224,045
Custody..................................................................      425,755
Legal....................................................................       18,378
Trustees Fees and Expenses...............................................       11,611
Amortization of Organizational Expenses..................................        1,964
Other....................................................................      319,443
                                                                           -----------
 Total Expenses..........................................................    5,795,888
 Less Expenses Reimbursed................................................        8,800
                                                                           -----------
 Net Expenses............................................................    5,787,088
                                                                           -----------
 Net Investment Loss.....................................................  $(1,952,191)
                                                                           ===========
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
 Investments.............................................................  $39,309,793
 Futures.................................................................      108,610
 Foreign Currency Transactions...........................................    2,694,435
                                                                           -----------
Net Realized Gain on Securities..........................................   42,112,838
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period.................................................   27,741,970
                                                                           -----------
 End of the Period:
  Investments............................................................   26,000,053
  Futures................................................................     (167,954)
  Forward Currency Contracts.............................................    1,097,685
  Foreign Currency Translation...........................................        2,033
                                                                           -----------
                                                                            26,931,817
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period..............     (810,153)
                                                                           -----------
Net Realized and Unrealized Gain on Securities...........................  $41,302,685
                                                                           ===========
Net Increase in Net Assets from Operations...............................  $39,350,494
                                                                           ===========

                                    B-53       See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Years Ended May 31, 1997 and 1996

==============================================================================================
                                                                     Year Ended     Year Ended
                                                                   May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss...........................................    $  (1,952,191)  $ (1,152,058)
Net Realized Gain on Securities...............................       42,112,838     14,354,171
Net Unrealized Appreciation/Depreciation on Securities
 During the Period............................................         (810,153)    18,388,865
                                                                  -------------  -------------
Change in Net Assets from Operations..........................       39,350,494     31,590,978
                                                                  -------------  -------------
Distributions in Excess of Net Investment Income*.............       (1,377,948)           -0-
Distributions from Net Realized Gain on Securities*...........       (6,599,826)    (3,883,160)
                                                                  -------------  -------------
Total Distributions...........................................       (7,977,774)    (3,883,160)
                                                                  -------------  -------------
Net Change in Net Assets from Investment Activities...........       31,372,720     27,707,818
                                                                  -------------  -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      127,851,283     97,189,154
Net Asset Value of Shares Issued Through Dividend Reinvestment        7,550,550      3,650,871
Cost of Shares Repurchased....................................     (101,392,502)   (51,230,990)
                                                                  -------------  -------------
Net Change in Net Assets from Capital Transactions............       34,009,331     49,609,035
                                                                  -------------  -------------
Total Increase in Net Assets..................................       65,382,051     77,316,853
Net Assets:
Beginning of the Period.......................................      208,681,866    131,365,013
                                                                  -------------  -------------
End of the Period (Including accumulated distributions in
 excess of net investment income of $879,465 and
 $297,886, respectively)......................................    $ 274,063,917   $208,681,866
                                                                  =============  =============

                                                                     Year Ended     Year Ended
*Distributions by Class                                            May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
Distributions in Excess of Net Investment Income:
 Class A Shares...............................................    $  (1,133,880)  $        -0-
 Class B Shares...............................................         (221,577)           -0-
 Class C Shares...............................................          (22,491)           -0-
                                                                  -------------  -------------
                                                                  $  (1,377,948)  $        -0-
                                                                  =============  =============
Distributions from Net Realized Gain on Securities:
 Class A Shares...............................................    $  (3,319,275)  $ (1,775,643)
 Class B Shares...............................................       (2,976,985)    (1,920,148)
 Class C Shares...............................................         (303,566)      (187,369)
                                                                  -------------  -------------
                                                                  $  (6,599,826)  $ (3,883,160)
                                                                  =============  =============

                                               See Notes to Financial Statements
                                     B-54

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                            Year Ended May 31,
                                                            --------------------------------------------------
Class A Shares                                                 1997   1996(a)    1995(a)        1994   1993(a)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................   $ 13.98    $11.79     $11.67     $ 10.76    $10.44
                                                            -------    ------     ------     -------    ------
  Net Investment Loss....................................     (.064)     (.04)      (.04)       (.06)    (.055)
  Net Realized and Unrealized Gain on
   Securities............................................     2.460     2.561        .42      1.0125     .7775
                                                            -------    ------     ------     -------    ------
Total from Investment Operations.........................     2.396     2.521        .38       .9525     .7225
                                                            -------    ------     ------     -------    ------
Less:
  Distributions in Excess of Net Investment Income.......      .137       -0-        -0-         -0-       -0-
  Distributions from and in excess of Net
   Realized Gain on Securities...........................      .401      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Total Distributions......................................      .538      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Net Asset Value, End of the Period.......................   $15.838    $13.98     $11.79     $ 11.67    $10.76
                                                            =======    ======     ======     =======    ======
Total Return (b).........................................     17.67%    21.85%      3.36%       9.17%     7.13%
Net Assets at End of the Period (In millions)............   $ 136.9    $106.7     $ 60.1     $  41.8    $ 12.7
Ratio of Expenses to Average Net Assets (c)..............      2.09%     2.22%      2.29%       2.46%     2.93%
Ratio of Net Investment Loss to Average Net
  Assets (c).............................................      (.46%)    (.30%)     (.35%)      (.46%)    (.57%)
Portfolio Turnover.......................................       144%       94%       120%        116%      120%
Average Commission Rate per Equity Share
  Traded (d).............................................   $ .0206    $.0199         --          --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 3.28% and (.92%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                    B-55       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                                Year Ended May 31,
                                                              --------------------------------------------------
Class B Shares                                                    1997    1996(a)    1995(a)      1994   1993(a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................  $ 13.53    $11.50     $11.48     $10.67    $10.46
                                                               -------    ------     ------     ------    ------
  Net Investment Loss........................................    (.139)     (.14)      (.13)      (.13)    (.135)
  Net Realized and Unrealized
    Gain on Securities.......................................    2.358     2.501        .41      .9825     .7475
                                                               -------    ------     ------     ------    ------
Total from Investment Operations.............................    2.219     2.361        .28      .8525     .6125
                                                               -------    ------     ------     ------    ------
Less:

  Distributions in Excess of Net Investment Income...........     .030       -0-        -0-        -0-       -0-
  Distributions from and in Excess of Net
    Realized Gain on Securities..............................     .401      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Total Distributions..........................................     .431      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Net Asset Value, End of the Period...........................  $15.318    $13.53     $11.50     $11.48    $10.67
                                                               =======    ======     ======     ======    ======
Total Return (b).............................................    16.83%    20.90%      2.62%      8.21%     6.15%
Net Assets at End of the Period (In millions)................   $124.1   $  92.8     $ 64.7     $ 48.8    $  6.9
Ratio of Expenses to Average Net Assets (c)..................     2.86%     2.99%      3.05%      3.21%     3.88%
Ratio of Net Investment Loss to Average Net
  Assets (c).................................................    (1.22%)   (1.11%)    (1.11%)    (1.19%)   (1.41%)
Portfolio Turnover...........................................      144%       94%       120%       116%      120%
Average Commission Rate per Equity Share
  Traded (d).................................................  $ .0206    $.0199         --         --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 4.50% and (2.02%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for the other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                    B-56       See Notes to Financial Statements

            The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=========================================================================================================
                                                                                            June 21, 1993
                                                       Year Ended May 31,                   (Commencement
                                                --------------------------------         of Distribution)
Class C Shares                                     1997     1996(a)    1995(a)         to May 31, 1994(a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................  $ 13.66   $ 11.61    $ 11.59                    $  10.29
                                                 -------   -------    -------                    --------
  Net Investment Loss..........................    (.137)     (.14)      (.13)                       (.13)
  Net Realized and Unrealized
    Gain on Securities.........................    2.372     2.521        .41                      1.4725
                                                 -------   -------    -------                    --------
Total from Investment Operations...............    2.235     2.381        .28                      1.3425
                                                 -------   -------    -------                    --------
Less:
  Distributions in Excess of Net
    Investment Income..........................     .030       -0-        -0-                         -0-
  Distributions from and in Excess of
    Net Realized Gain on Securities............     .401      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Total Distributions............................     .431      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Net Asset Value, End of the Period.............  $15.464   $ 13.66    $ 11.61                    $  11.59
                                                 =======   =======    =======                    ========
Total Return (b)...............................    16.82%    20.87%      2.60%                      13.06%*
Net Assets at End of the Period
  (In millions)................................  $  13.0   $   9.2    $   6.6                    $    5.1
Ratio of Expenses to Average
  Net Assets (c)...............................     2.87%     3.00%      3.05%                       3.21%
Ratio of Net Investment Loss
  to Average Net Assets (c)....................    (1.23%)   (1.10%)    (1.13%)                     (1.15%)
Portfolio Turnover.............................      144%       94%       120%                        116%
Average Commission Rate per
  Equity Share Traded (d)......................  $ .0206   $ .0199         --                          --


*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                    B-57       See Notes to Financial Statements

--------------------------------------------------------------------------------
                        Notes to Financial Statements
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

1. Significant Accounting Policies
Van Kampen American Capital Global Equity Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on August 5, 1991. The distribution of the Fund's Class B and Class C shares commenced on November 15, 1991 and June 21, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securi-

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

ties only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Expenses--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of approximately $75,000. These costs were amortized over the 60 month period ended September 30, 1996.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     At May 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $242,822,509; the aggregate gross unrealized appreciation is $31,431,024 and the aggregate gross unrealized depreciation is $4,953,516, resulting in net unrealized appreciation on investments, futures, forward currency contracts and foreign currency of $26,477,508.

G. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign cur-

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

rencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified as follows:
     Accumulated Undistributed Net Investment Income.... $ 2,748,560(a)(b)(c)
     Accumulated Net Realized Gain/Loss on Securities... $(2,679,453)(a)(b)
     Capital                                             $   (69,107)(c)

(a) Represents $2,694,435 of realized gains and losses on transactions in foreign currencies which are included as ordinary income for federal income tax purposes. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes.

(b) Represents $14,982 of capital gains tax paid on a foreign equity security. This item is recognized as an expense for federal income tax purposes but as a component of realized loss for book purposes.

(c) Represents $69,107 of expenses recognized for financial reporting purposes, but which are not deductible for federal income tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. On April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. The Adviser pays 50% of its investment advisory fee to the Subadviser.
     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the year ended May 31, 1997, the Fund recognized expenses of approximately $25,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $1,045,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Additionally, for the year ended May 31, 1997, the Fund paid VKAC approximately $70,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                                 May 31, 1997
================================================================================

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the fund for these Plan expenses for the calendar year 1996.

     For the year ended May 31, 1997, the Fund paid brokerage commissions to Morgan Stanley Group Inc. of $8,633.

     At the end of the period, the Fund owned the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                        Transactions During the Period
                                                                        ------------------------------
                                                                        % of       Cost of    Proceeds
                                                                  Net Assets     Purchases    of Sales
======================================================================================================
Latin America Discovery Fund, Inc................................      1.07%      $2,468,695        $0
Morgan Stanley Asia Pacific Fund, Inc............................      1.15%      $2,965,000        $0
Morgan Stanley India Investment Fund.............................      0.71%      $1,849,666        $0

     At May 31, 1997, VKAC owned 53,680 Class A shares of the Fund.


3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At May 31, 1997, capital aggregated $103,173,521, $95,878,421 and
$10,315,232 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                  Shares         Value
======================================================================
Sales:
     Class A...................................   6,134,539  $ 89,228,576
     Class B...................................   2,431,724    34,006,661
     Class C...................................     326,525     4,616,046
                                                  ---------  ------------
Total Sales....................................   8,892,788  $127,851,283
                                                  =========  ============
Dividend Reinvestment:
     Class A...................................     304,883  $  4,257,239
     Class B...................................     221,179     2,997,101
     Class C...................................      21,652       296,210
                                                  ---------  ------------
Total Dividend Reinvestment....................     547,714  $  7,550,550
                                                  =========  ============

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

                                      Shares           Value
------------------------------------------------------------
Repurchases:

     Class A....................  (5,426,393)  $ (79,299,631)
     Class B....................  (1,408,797)    (19,584,581)
     Class C....................    (176,672)     (2,508,290)
                                  ----------   -------------
Total Repurchases...............  (7,011,862)  $(101,392,502)
                                  ==========   =============

     At May 31, 1996, capital aggregated $89,022,332, $78,490,170 and
$7,914,448 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                      Shares           Value
------------------------------------------------------------
Sales:
     Class A....................   4,966,925   $  63,861,473
     Class B....................   2,370,872      29,925,908
     Class C....................     268,622       3,401,773
                                   ---------   -------------
Total Sales.....................   7,606,419   $  97,189,154
                                   =========   =============
Dividend Reinvestment:
     Class A....................     136,185   $   1,683,743
     Class B....................     150,464       1,807,274
     Class C....................      13,189         159,854
                                   ---------   -------------
Total Dividend Reinvestment.....     299,838   $   3,650,871
                                   =========   =============
Repurchases:
     Class A....................  (2,565,199)  $ (32,888,196)
     Class B....................  (1,288,844)    (16,089,389)
     Class C....................    (181,673)     (2,253,405)
                                   ---------   -------------
Total Repurchases...............  (4,035,716)  $ (51,230,990)
                                   =========   =============

     Class B and C shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                 May 31, 1997
================================================================================

                                                             Contingent Deferred
                                                                 Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
================================================================================
First......................................................     5.00%     1.00%
Second.....................................................     4.00%     None
Third......................................................     3.00%     None
Fourth.....................................................     2.50%     None
Fifth......................................................     1.50%     None
Sixth and Thereafter.......................................     None      None

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $87,000 and CDSC on the redeemed shares of approximately $174,500. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $338,593,160 and $315,447,959, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period

                                 May 31, 1997
================================================================================
the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended May 31, 1997, were as follows:

                                                                      Contracts
===============================================================================
Outstanding at May 31, 1996...........................................        0
Futures Opened........................................................       50
Futures Closed........................................................      (25)
                                                                           ----
Outstanding at May 31, 1997...........................................       25
                                                                           ====

     The futures contracts outstanding as of May 31, 1997, and the description and unrealized depreciation are as follows:

                                                                     Unrealized
                                                        Contracts  Depreciation
===============================================================================
Long June 1997 CAC 40 Index Future Contracts
     (Current Notional Value of $513,400 per contract)....     25      $167,954
                                                             ====      ========

B. Forward Currency Contracts-These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency.

     At May 31, 1997, the Fund has outstanding forward currency contracts as follows:

                                                                      Unrealized
                                        Original       Current     Appreciation/
Description                                Value         Value      Depreciation
================================================================================
Long Contracts
British Pound Sterling,
     2,667,912 expiring 07/16/97...........$ 4,354,032   $ 4,359,896   $   5,864
German Mark,
     5,700,500 expiring 07/30/97...........  3,310,203     3,349,994      39,791
Japanese Yen,
     1,816,065,372 expiring
     07/18/97-01/26/98..................... 14,909,244    16,033,345   1,124,101

                                 May 31, 1997
===============================================================================

                                                                       Unrealized
                                            Original       Current  Appreciation/
Description                                    Value         Value   Depreciation

=================================================================================
Long Contracts (Continued)
Swiss Franc,
     2,783,100 expiring 08/18/97......... $ 2,000,000    $ 1,985,189    $ (14,811)
Short Contracts
British Pound Sterling,
     2,667,912 expiring 07/16/97.........   4,000,000      4,359,896     (359,896)
German Mark,
     11,401,560 expiring 07/30/97........   6,900,000      6,700,316      199,684
French Franc,
     45,948,432 expiring 09/15/97........   8,108,356      8,009,107       99,249
Japanese Yen,
     2,740,235,772 expiring
     07/18/97-01/26/98...................  24,141,822     24,082,060       59,762
Netherlands Guilder,
     3,454,320 expiring 08/18/97.........   1,820,267      1,806,622       13,645
Spanish Peseta,
     375,238,689 expiring 06/13/97.......   2,624,636      2,595,994       28,642
Swiss Franc,
     7,721,085 expiring 08/18/97.........   5,409,115      5,507,461      (98,346)
                                                                       ----------
                                                                       $1,097,685
                                                                       ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $908,900.

                                                                      APPENDIX D

                               SEMI-ANNUAL REPORT
                                      FOR
                              MORGAN STANLEY FUNDS


                      DATED DECEMBER 31, 1997 (UNAUDITED)

                              MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------

         DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




------------------------------------------------------------------------------
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
------------------------------------------------------------------------------
                       MORGAN STANLEY GLOBAL EQUITY FUND
------------------------------------------------------------------------------
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
------------------------------------------------------------------------------
                        MORGAN STANLEY ASIAN GROWTH FUND
------------------------------------------------------------------------------
                       MORGAN STANLEY AMERICAN VALUE FUND
------------------------------------------------------------------------------
                           MORGAN STANLEY VALUE FUND
------------------------------------------------------------------------------
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
------------------------------------------------------------------------------
                       MORGAN STANLEY LATIN AMERICAN FUND
------------------------------------------------------------------------------
                      MORGAN STANLEY EMERGING MARKETS FUND
------------------------------------------------------------------------------
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
------------------------------------------------------------------------------
                      MORGAN STANLEY U.S. REAL ESTATE FUND
------------------------------------------------------------------------------
                         MORGAN STANLEY HIGH YIELD FUND
------------------------------------------------------------------------------
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
------------------------------------------------------------------------------
                     MORGAN STANLEY GOVERNMENT OBLIGATIONS
                               MONEY MARKET FUND
------------------------------------------------------------------------------
                        MORGAN STANLEY MONEY MARKET FUND
------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

                              MORGAN STANLEY FUNDS
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Portfolio of Investments by Fund:
  Letter to Shareholders..............................................     1
  Performance Summary.................................................     3
  Global Equity Allocation Fund.......................................     4
  Global Equity Fund..................................................    20
  Global Fixed Income Fund............................................    25
  Asian Growth Fund...................................................    29
  American Value Fund.................................................    34
  Value Fund..........................................................    39
  Worldwide High Income Fund..........................................    43
  Latin American Fund.................................................    49
  Emerging Markets Fund...............................................    54
  Aggressive Equity Fund..............................................    61
  U.S. Real Estate Fund...............................................    65
  High Yield Fund.....................................................    71
  International Magnum Fund...........................................    75
  Government Obligations Money Market Fund............................    82
  Money Market Fund...................................................    85
Statement of Assets and Liabilities...................................    89
Statement of Operations...............................................    93
Statement of Changes in Net Assets....................................    95
Financial Highlights .................................................   110
Notes to Financial Statements.........................................   125

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder,

The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997, passed by President Clinton in August, creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade, and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

After years of breakneck growth and rapid expansion of credit, Asia experienced a severe economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing trade deficit by allowing its currency to float freely in international markets. The Thai government's move set in motion a chain reaction of devaluations which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, also came under attack from speculators.

While Chinese officials defended the currency and retained the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies.

Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continues to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

In the United States, economic growth remains strong, unemployment is low, consumers are optimistic, the budget is headed for surplus this year, and our nation's currency is rising around the world. Despite the strength in the U.S. economy, there was no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset the inflationary pressures caused by rising wages.

MARKET REVIEW

After gliding through a strong and mostly uneventful first half of 1997, global equity markets experienced a sharp increase in volatility during the later stages of the year. In particular, the currency crisis that roiled most Southeast Asian economies spilled over into the region's equity markets, creating an avalanche of selling that unnerved markets in Europe, Latin America, and the United States as well.

Despite the shifting global economic conditions, U.S. stocks continued to post solid returns. For the year, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. But while the general upward trend in U.S. stocks continued, volatility also picked up. Between early August and late October, the Dow Jones Industrial Average fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

In Europe, falling interest rates, low inflation, and improving corporate profitability provided a strong underpinning to the region's equity markets. In local currency terms, every European market gained at least 13 percent, led by the 79 percent gain in Portugal and the nearly 51 percent rise in Switzerland. However, the strong U.S. dollar offset a significant portion of those gains for American investors.

In Asia, falling currencies exacerbated the impact of tumbling stock prices. For the year, the Dow Jones Asia/Pacific Index fell 29.13 percent in dollar terms. Equity markets in Indonesia, Malaysia, South Korea, and Thailand each finished 1997 with losses of more than 60 percent. The negative impact of the Asian crisis on prospects for world economic growth created a positive environment for global bonds. For the 12 months ended December 31, the Salomon Brothers World Government Bond Index gained 8.97 percent in local currency terms. However, the strong dollar undermined the results for U.S. investors, and the Index gained
0.23 percent in U.S. dollar terms during the same period.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Bond markets were especially strong in European nations that are not participating in the planned European Monetary Union, as interest rates in non-EMU countries such as Sweden and the United Kingdom fell toward those in Germany and France. In the U.S., the yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in more than four years, and bond prices, which move in the opposite direction of bond yields, rose significantly.

OUTLOOK

We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies and the broad-based nature of the advance in equity prices in recent years.

Within Asia itself, we believe that the turbulence has yet to run its course. It is likely that Pacific Rim markets will continue to search for a bottom until investors arrive at meaningful projections for economic growth rates and corporate profits. As the reporting period ended, a clear vision of the new economic order in Asia remained elusive. We believe that European markets generally have the least amount to lose by the Asian shock. European exports to Asia are relatively modest, and the region continues to enjoy solid growth, declining budget deficits, and benign inflation.

As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

Additional details about your Funds, including investment overviews from your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell                                  Dennis J. McDonnell
Chairman                                       President
Van Kampen American Capital                    Van Kampen American Capital
Investment Advisory Corp.                      Investment Advisory Corp.

February 9, 1998

                           MORGAN STANLEY FUNDS, INC.
                        PERFORMANCE SUMMARY (UNAUDITED)

--------------------------------------------------------------------------------

                               DECEMBER 31, 1997

                                                                     SIX MONTHS TOTAL RETURNS
                                                                 ---------------------------------
                                              NET     NET ASSET    WITH     WITHOUT
                                INCEPTION    ASSETS   VALUE PER   SALES      SALES     COMPARABLE
FUNDS                             DATES      (000)      SHARE     CHARGE     CHARGE      INDEXES
------------------------------  ----------  --------  ---------  --------   --------   -----------
GLOBAL EQUITY ALLOCATION
  Class A.....................    1/4/93    $74,593   $  14.34    (5.81)%    (0.07)%     0.33%(1)
  Class B.....................    8/1/95     58,639      13.93    (4.83)     (0.52)      0.33(1)
  Class C.....................    1/4/93     80,036      14.07    (1.28)     (0.42)      0.33(1)
GLOBAL EQUITY
  Class A.....................   10/29/97    55,372       9.91      N/A        N/A        N/A
  Class B.....................   10/29/97   467,465       9.91      N/A        N/A        N/A
  Class C.....................   10/29/97    45,801       9.91      N/A        N/A        N/A
GLOBAL FIXED INCOME
  Class A.....................    1/4/93      5,851       9.93    (2.51)      2.39       2.52(2)
  Class B.....................    8/1/95      1,539       9.88    (2.00)      1.99       2.52(2)
  Class C.....................    1/4/93      2,103       9.87     0.99       1.99       2.52(2)
ASIAN GROWTH
  Class A.....................   6/23/93     63,990       8.30   (52.82)    (49.96)    (45.59)(3)
  Class B.....................    8/1/95     27,558       8.04   (52.66)    (50.17)    (45.59)(3)
  Class C.....................   6/23/93     37,979       8.03   (50.64)    (50.14)    (45.59)(3)
AMERICAN VALUE
  Class A.....................   10/18/93   106,826      19.41     9.98      16.66      11.78(4)
  Class B.....................    8/1/95    107,301      19.36    11.25      16.25      11.78(4)
  Class C.....................   10/18/93    73,222      19.36    15.24      16.24      11.78(4)
VALUE
  Class A.....................    7/7/97    102,701      10.10      N/A        N/A        N/A
  Class B.....................    7/7/97     88,112      10.09      N/A        N/A        N/A
  Class C.....................    7/7/97     19,466      10.08      N/A        N/A        N/A
WORLDWIDE HIGH INCOME
  Class A.....................   4/21/94     82,139      12.99    (1.54)      3.36       4.59(6)
  Class B.....................    8/1/95    103,847      12.92    (0.68)      2.96       4.59(6)
  Class C.....................   4/21/94     50,102      12.93     1.97       2.88       4.59(6)
LATIN AMERICAN
  Class A.....................    7/6/94     66,929      13.48    (8.06)     (2.46)     (6.29)(7)
  Class B.....................    8/1/95     29,554      13.06    (6.53)     (2.66)     (6.29)(7)
  Class C.....................    7/6/94     22,730      13.07    (3.52)     (2.75)     (6.29)(7)
EMERGING MARKETS
  Class A.....................    7/6/94     95,359       9.44   (26.66)    (22.19)    (26.93)(8)
  Class B.....................    8/1/95     43,549       9.23   (25.98)    (22.50)    (26.93)(8)
  Class C.....................    7/6/94     39,235       9.24   (23.18)    (22.48)    (26.93)(8)
AGGRESSIVE EQUITY
  Class A.....................    1/2/96     35,689      17.82     9.92      16.66       8.81(9)
  Class B.....................    1/2/96     58,739      17.58    11.26      16.26       8.81(9)
  Class C.....................    1/2/96     11,837      17.57    15.21      16.21       8.81(9)
U.S. REAL ESTATE
  Class A.....................    5/1/96     20,768      16.79     7.28      13.83      13.77(10)
  Class B.....................    5/1/96     12,764      16.73     8.40      13.40      13.77(10)
  Class C.....................    5/1/96      3,910      16.73    12.36      13.36      13.77(10)
HIGH YIELD
  Class A.....................    5/1/96      5,644      12.59     1.20       6.24       6.40(11)
  Class B.....................    5/1/96      9,931      12.56     1.76       5.67       6.40(11)
  Class C.....................    5/1/96      2,864      12.56     4.69       5.66       6.40(11)
INTERNATIONAL MAGNUM
  Class A.....................    7/1/96     36,918      12.67   (12.85)     (7.52)     (8.48)(12)
  Class B.....................    7/1/96     33,824      12.61   (12.43)     (7.87)     (8.48)(12)
  Class C.....................    7/1/96      9,147      12.66    (8.79)     (7.88)     (8.48)(12)
GOVERNMENT OBLIGATIONS MONEY
  MARKET......................   3/12/92     52,997       1.00      N/A       2.37        N/A
MONEY MARKET..................    8/4/89    362,813       1.00      N/A       2.42        N/A

                                     ONE YEAR TOTAL RETURNS          AVERAGE ANNUAL SINCE INCEPTION
                                ---------------------------------   ---------------------------------
                                  WITH     WITHOUT                    WITH     WITHOUT
                                 SALES      SALES     COMPARABLE     SALES      SALES     COMPARABLE
FUNDS                            CHARGE     CHARGE      INDEXES      CHARGE     CHARGE      INDEXES
------------------------------  --------   --------   -----------   --------   --------   -----------
GLOBAL EQUITY ALLOCATION
  Class A.....................    9.73%     16.44%     15.76%(1)     12.83%     14.17%     15.34%(1)
  Class B.....................   10.49      15.49      15.76(1)      14.11      15.13      14.39(1)
  Class C.....................   14.60      15.60      15.76(1)      13.33      13.33      15.34(1)
GLOBAL EQUITY
  Class A.....................   (6.44)*    (0.74)*     2.43*(1)       N/A        N/A        N/A
  Class B.....................   (5.81)*    (0.86)*     2.43*(1)       N/A        N/A        N/A
  Class C.....................   (5.81)*    (0.86)*     2.43*(1)       N/A        N/A        N/A
GLOBAL FIXED INCOME
  Class A.....................   (3.97)      0.77       1.40(2)       5.28       6.31       7.51(2)
  Class B.....................   (3.77)      0.07       1.40(2)       2.64       3.83       3.54(2)
  Class C.....................   (0.89)      0.07       1.40(2)       5.47       5.47       7.51(2)
ASIAN GROWTH
  Class A.....................  (52.14)    (49.22)    (45.48)(3)     (7.89)     (6.68)     (3.67)(3)
  Class B.....................  (52.15)    (49.64)    (45.48)(3)    (25.93)    (25.01)    (19.84)(3)
  Class C.....................  (50.11)    (49.61)    (45.48)(3)     (7.34)     (7.34)     (3.67)(3)
AMERICAN VALUE
  Class A.....................   28.56      36.39      24.35(4)      16.74      18.39      17.23(4)
  Class B.....................   30.41      35.41      24.35(4)      23.39      24.30      20.63(4)
  Class C.....................   34.48      35.48      24.35(4)      17.47      17.47      17.23(4)
VALUE
  Class A.....................   (4.02)*     1.84*      7.27*(5)       N/A        N/A        N/A
  Class B.....................   (3.49)*     1.51*      7.27*(5)       N/A        N/A        N/A
  Class C.....................    0.43*      1.43*      7.27*(5)       N/A        N/A        N/A
WORLDWIDE HIGH INCOME
  Class A.....................   10.14      15.62      12.56(6)      15.15      16.67      15.34(6)
  Class B.....................   10.82      14.72      12.56(6)      19.10      20.07      17.26(6)
  Class C.....................   13.64      14.62      12.56(6)      15.76      15.76      15.34(6)
LATIN AMERICAN
  Class A.....................   31.59      39.61      31.66(7)      13.39      15.33      10.34(7)
  Class B.....................   33.89      38.89      31.66(7)      31.67      32.50      19.89(7)
  Class C.....................   37.74      38.74      31.66(7)      14.40      14.40      10.34(7)
EMERGING MARKETS
  Class A.....................   (7.58)     (1.96)    (14.42)(8)     (4.86)     (3.23)     (3.85)(8)
  Class B.....................   (7.04)     (2.66)    (14.42)(8)     (2.91)     (1.82)     (5.77)(8)
  Class C.....................   (3.63)     (2.75)    (14.42)(8)     (3.97)     (3.97)     (3.85)(8)
AGGRESSIVE EQUITY
  Class A.....................   24.11      31.70      19.86(9)      30.72      34.64      17.38(9)
  Class B.....................   25.87      30.87      19.86(9)      32.24      33.74      17.38(9)
  Class C.....................   29.82      30.82      19.86(9)      33.67      33.67      17.38(9)
U.S. REAL ESTATE
  Class A.....................   17.33      24.48      20.29(10)     28.70      33.33      31.61(10)
  Class B.....................   18.40      23.40      20.29(10)     30.28      32.27      31.61(10)
  Class C.....................   22.43      23.43      20.29(10)     32.28      32.28      31.61(10)
HIGH YIELD
  Class A.....................    8.41      13.80      12.65(11)     11.41      14.71      13.33(11)
  Class B.....................    8.76      12.76      12.65(11)     11.54      13.75      13.33(11)
  Class C.....................   11.76      12.76      12.65(11)     13.75      13.75      13.33(11)
INTERNATIONAL MAGNUM
  Class A.....................   (0.05)      6.05       1.78(12)      1.50       5.57       2.16(12)
  Class B.....................    0.20       5.20       1.78(12)      2.15       4.77       2.16(12)
  Class C.....................    4.20       5.20       1.78(12)      4.74       4.74       2.16(12)
GOVERNMENT OBLIGATIONS MONEY
  MARKET......................     N/A         --        N/A           N/A         --        N/A
MONEY MARKET..................     N/A         --        N/A           N/A         --        N/A

--------------------------------------------------------------------------------
* Cumulative (unannualized) total return since inception of the Portfolio.

INDEXES:
 (1)  MSCI World Index
 (2)  J.P. Morgan Traded Global Bond Index
 (3)  MSCI Combined Far East Free ex-Japan Index
 (4)  Russell 2500 Small Company Index
 (5)  S&P 500 Index
 (6)  Worldwide High Income Blended Index
 (7)  MSCI Latin America Global Index
 (8)  IFC Global Total Return Composite Index
 (9)  Lipper Capital Appreciation Index
(10)  NAREIT Equity Index
(11)  CS First Boston High Yield Index
(12)  MSCI EAFE Index
(13)  IBC's Money Fund Report Averages/Government
(14)  IBC's Money Fund Report Averages/All Taxable

                                           YIELD INFORMATION AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
                              30 DAY                                    7 DAY          7 DAY         30 DAY          30 DAY
                             CURRENT                                   CURRENT       EFFECTIVE      CURRENT        COMPARABLE
                             YIELD++                                    YIELD+        YIELD+        YIELD++          YIELD
                           ------------                              ------------  -------------  ------------  ----------------
GLOBAL FIXED INCOME                      MONEY MARKET PORTFOLIOS:
  Class A................        3.70%   Government Obligations
  Class B................        3.14    Money Market..............        5.01%         5.14%          4.87%         5.19% (13)
  Class C................        3.13    Money Market..............        5.06          5.19           5.02          5.10% (14)
WORLDWIDE HIGH INCOME
  Class A................        8.65%
  Class B................        8.30
  Class C................        8.29
HIGH YIELD
  Class A................        7.46%
  Class B................        7.10
  Class C................        7.10

--------------------------------------------------------------------------------
 + The current 7 day yield reflects the net investment income generated by the Fund over the specified 7 day period expressed as an annual percentage. Expenses accrued for the 7 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
++ The current 30 day yield reflects the net investment income generated by the Fund over a specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

PAST PERFORMANCE SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND MONEY MARKET FUND ARE NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. PLEASE READ THE FUND'S PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                        2.9%
France                        3.8%
Germany                       4.9%
Italy                         2.9%
Japan                         8.7%
Spain                         2.7%
Sweden                        2.1%
Switzerland                   3.7%
United Kingdom                7.2%
United States                39.5%
Short-Term Investments       15.3%
Other                         6.3%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -5.81%     -0.07%      9.73%     16.44%     12.83%     14.17%
---------------------------------------------------------------------------------------
Class B+ Shares           -4.83%     -0.52%     10.49%     15.49%     14.11%     15.13%
---------------------------------------------------------------------------------------
Class C Shares            -1.28%     -0.42%     14.60%     15.60%     13.33%     13.33%
---------------------------------------------------------------------------------------
MSCI World Index:
  Class A & C Shares       N/A        0.33%      N/A       15.76%      N/A       15.34%
  Class B Shares           N/A        0.33%      N/A       15.76%      N/A       14.39%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                         PERCENT OF
ISSUER                                       COUNTRY     NET ASSETS
----------------------------------------  -------------  ----------
Latin American Discovery Fund, Inc.       United States       1.3%
General Electric Co.                      United States       1.2%
Royal Dutch Petroleum, N.V.                Netherlands        0.9%
Novartis AG (Registered)                   Switzerland        0.9%
Coca-Cola Co.                             United States       0.8%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Consumer Goods        $  42,382        19.9%
Finance                  35,867        16.8%
Capital Equipment        29,493        13.8%
Services                 29,110        13.6%
Energy                   18,990         8.9%

The Global Equity Allocation Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the subadviser and with stock selection within each country designed to replicate a broad market index. As such, emphasis is placed upon country rather than stock selection. This approach reflects our investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is an effective way to maximize the return and reduce the risk associated with global investing.

For the six months ended December 31, 1997, the Fund generated a total return of -0.07 percent for the Class A shares at net asset value, as compared to a total return of 0.33 percent for the Morgan Stanley Capital International (MSCI) World Index.

The Asian crisis created a steady flow of negative surprises. The question now is whether the markets have correctly assessed its potential implications to economic growth and earnings downgrades in the face of large amounts of anecdotal evidence and a shortage of hard facts.

During the reporting period, the Japanese economy moved from a potentially robust recovery to the brink of recession, Europe's vision of a single currency went from a dream to a near-certainty, and what began as pressure on the Thai baht turned into an ever-widening Asian currency and asset-price debacle.

Although the United States continues to perform well and its economy seems to run along effortlessly, we remain cautious. We believe that the U.S. equity market is "priced for perfection." Economic growth is slackening, inflation is lower, and minimal pricing power should undermine earnings. The strong U.S. dollar certainly does not help the profit picture for U.S. multinationals. Current valuation levels demand double-digit earnings growth to look reasonable, and we are unconvinced of that likelihood.

Of the developed international regions, Europe has the most investment promise for 1998. Though valuations are high by historic measures, earnings expectations remain strong (though falling), and there is substantial potential for corporate restructuring and government deregulation. Much downsizing and balance sheet recovery has already taken place in the manufacturing and industrial sectors, but restructuring has just begun in the financial and service industries. With regard to

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

deregulation, European telecommunication markets officially opened to cross-border competition on January 1, and more is to follow. In countries such as Germany, France, and Italy, where domestic politics are too rigid or splintered to push through necessary pension and labor market reforms, many corporations are showing dynamism and entrepreneurship on their own.

One of the major themes for the European markets this year will be the run-up to the introduction of the euro in January 1999. By the close of 1998, short-term interest rates in countries participating in the single currency will have to be identical, as there will be one short rate for the whole new currency area. Our economists and currency strategists expect short rates to converge at around
4.00 percent by late 1998. This implies an easing of monetary conditions in the peripheral countries of Italy, Spain, Portugal, and Ireland (where rates are currently between 5 and 6 percent), and a tightening of short rates in Germany, France, Benelux, Austria, and Finland (where rates are currently 3.7 percent). This divergence of monetary policy, in combination with high German and French export exposure to Asia, should lead to a slight easing of growth in core European countries and an acceleration of growth in the periphery. We have recently increased our portfolio overweights to Italy and Spain and have moved back to neutral in France and Germany.

German orders for foreign manufactured goods were down 3 percent in November, consumer confidence remains anemic, and business confidence has recently turned down. A French slowdown in capital goods exports may be offset by strengthening domestic demand, but a slowdown in Germany is never good news for France. In addition, the recent insurance worker strikes remind us of France's high political and social risks. Meanwhile, Italian economic growth and business sentiment picked up nicely in the third quarter. Italy's economy, like that of Spain, is among the least exposed to Asia and is very interest rate sensitive. Sharply lower short-term rates, combined with the boost to sentiment from first-round entry into European Monetary Union, should bring strong relative growth to Italy and Spain in 1998.

The reporting period was a difficult period for Japan, and the outlook for 1998 is not very different. Restrictive Japanese fiscal policy in April brought the long-faltering recovery to a standstill and renewed pressure on Japanese banks. The banks, profligate lenders for years, have become extremely risk averse in the face of bankruptcies and tougher government regulations. Though tighter lending standards are necessary for the financial system in the long run, small- and medium-sized companies are facing a severe credit squeeze, and consumer and business confidence has plummeted. Export growth potential has been dampened by the fallout from Asia and U.S. trade pressures, while the government's anti-deficit stance implies no major fiscal stimulus or personal/ corporate tax relief.

The silver lining is that the strain of a tumbling stock market and a depreciating yen increases the odds for a more aggressive policy response. To be effective, policy will need to both stimulate the economy and reform the financial sector. Unfortunately, economic stimulus in recent years has emphasized deregulation and structural reform rather than direct pump-priming. Bank reform has focused on guaranteeing depositors and recapitalizing the banks. The Japanese government officials we met with in mid-December assured us that the old bank convoy system of "good banks" bailing out "bad banks" was over, but they had no RTC-type proposals to clear bank balance sheets and no plans to close down insolvent institutions.

We have moved to a neutral position in Japan from underweight relative to our benchmark. More importantly, valuations are relatively attractive. Japan currently sells at 1.6 times book value, the fourth-cheapest and in the first quartile of EAFE markets. On any kind of dividend discount model, Japanese equities look attractive compared to 10-year bonds, which yield about 1.5 percent. The price-to-sales ratio, at 0.6 percent, is the cheapest in the world.

As we write this letter, many Asian markets have recovered from their lows, but their currencies remain under pressure and the markets are fragile and illiquid. Companies that are bankrupt remain open due to a lack of bankruptcy laws and creditor rights. Meanwhile, healthy companies cannot get credit or cash to operate. Under these circumstances, it will take time for Asian growth to recover.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Malaysia is an interesting example. While we concur with the Malaysian Central Bank's position that an austere International Monetary Fund type of program of high interest rates and severe fiscal belt-tightening would not necessarily stabilize the currency and may serve only to kill off the economy, we do not believe the Central Bank should be suppressing interest rates and printing money to keep banks and companies afloat. Unfortunately, as the crisis deepens, Malaysia and Singapore--countries that initially hoped to grow their way out of the price deflation--are now looking at negative-to-flat economic growth.

We remain very underweight in Asia-ex Japan. We have positions of 1 percent in Singapore, 0.4 percent in Malaysia and 1.5 percent in Australia. The Singapore dollar and Malaysian ringgit positions are completely hedged.

In sum, we are ringing in the new year with less mirth and good cheer than we would like. There is a chance that the U.S. market and economy will grind upward and pull the world along, but U.S. valuations leave little room for disappointment. Until we see more positive policy responses in Asia and some indication that the eye of the storm has passed, we remain cautious.

Barton M. Biggs                            Madhav Dhar
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Francine J. Bovich                         Ann D. Thivierge
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (80.4%)
  AUSTRALIA (0.0%)
         718   Broken Hill Proprietary Ltd......................  $      7
         227   Coles Myer Ltd...................................         1
         334   Gio Australia Holdings Ltd.......................         1
         271   MIM Holdings Ltd.................................        --
      (a)755   Westfield Trust (New)............................         1
                                                                  --------
                                                                        10
                                                                  --------
  AUSTRIA (0.4%)
         200   Austria Mikro Systems International AG...........        10
      (a)700   Austrian Airlines Osterreichische Luftverkehrs
                 AG.............................................        15
    (a)2,100   Bank Austria AG..................................       106
    (a)1,864   Bank Austria AG..................................        92
         200   Bau Holdings AG..................................        13
         600   Boehler-Udderholm AG.............................        35
         100   BWT AG...........................................        16
       1,300   Flughafen Wein AG................................        52
         300   Generali AG......................................        79
      (a)200   Lenzing AG.......................................        12
         600   Mayr-Melnhof Karton AG...........................        32
      (a)300   Oesterreichische Brau-Beteiligungs AG............        15
       1,500   Oesterreichische Elektrizitaetswirtschafts, 'A'
                 AG.............................................       159
       1,100   OMV AG...........................................       152
         700   Radex-Heraklith Industriebet AG..................        24
         500   Steyr-Daimler-Puch AG............................        13
         600   VA Technologies AG...............................        91
         400   Wienerberger Baustoffindustrie AG................        77
                                                                  --------
                                                                       993
                                                                  --------
  CANADA (2.9%)
       4,000   Abitibi-Consolidated, Inc........................        56
       3,300   Agrium, Inc......................................        40
    (a)3,300   Air Canada.......................................        34
       4,800   Alcan Aluminum Ltd...............................       132
       1,500   Avenor, Inc......................................        21
       5,800   Bank of Montreal.................................       257
       5,300   Bank of Nova Scotia..............................       250
       9,300   Barrick Gold Corp................................       173
      13,800   BCE, Inc.........................................       460
       7,100   Bombardier, Inc., 'A'............................       146
       3,000   CAE, Inc.........................................        24
       1,300   Cameco Corp......................................        42
       9,100   Canadian Imperial Bank of Commerce...............       284
    (a)2,300   Canadian Natural Resources Ltd...................        49
       3,500   Canadian Occidental Petroleum Ltd................        79
       7,600   Canadian Pacific Ltd.............................       205
       2,000   Canadian Tire Corp., 'A'.........................        43
       1,800   Cominco Ltd......................................        28
    (a)1,600   Corel Corp.......................................         3
       1,300   Cott Corp........................................        11
       2,200   Dofasco, Inc.....................................        35
       3,600   Domtar, Inc......................................        25
    (a)3,500   Echo Bay Mines Ltd...............................         9
       1,000   George Weston Ltd................................        85
    (a)5,400   Gulf Canada Resources Ltd........................        38
       4,700   Imasco Ltd.......................................       166
       3,700   Imperial Oil Ltd.................................       238

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

       3,500   Inco Ltd.........................................  $     59
       1,300   IPL Energy, Inc..................................        60
       6,400   Laidlaw, Inc. 'B'................................        87
       1,500   Loewen Group, Inc................................        39
       3,500   MacMillan Bloedel Ltd............................        36
       1,600   Magna International, Inc., 'A'...................       100
    (a)3,900   Methanex Corp....................................        31
       1,800   Molson Companies Ltd., 'A'.......................        32
       2,500   Moore Corp. Ltd..................................        38
    (a)3,300   Newbridge Networks Corp..........................       116
       5,400   Noranda, Inc.....................................        93
       6,800   Norcen Energy Resources Ltd......................        78
       5,200   Northern Telecom Ltd.............................       463
      12,100   Nova Corp........................................       115
       6,500   Petro............................................       118
       4,700   Placer Dome, Inc.................................        59
       1,200   Potash Corp. of Saskatchewan, Inc................       100
       2,900   Power Corp. of Canada............................       104
    (a)2,900   Provigo, Inc.....................................        18
       3,000   Ranger Oil Ltd...................................        20
    (a)2,900   Renaissance Energy Ltd...........................        60
    (a)4,100   Repap Enterprises, Inc...........................         1
    (a)3,900   Rogers Communication, Inc., 'B'..................        19
       6,900   Royal Bank of Canada.............................       365
       1,800   Suncor, Inc......................................        62
    (a)2,900   Talisman Energy, Inc.............................        89
       1,900   Teck Corp., 'B'..................................        29
       2,300   TELUS Corp.......................................        51
       7,800   The Seagram Co., Ltd.............................       252
      12,800   Thomson Corp.....................................       351
       5,300   Transcanada Pipelines Ltd........................       118
       2,700   Westcoast Energy, Inc............................        62
                                                                  --------
                                                                     6,158
                                                                  --------
  FRANCE (3.8%)
         693   Accor S.A........................................       129
       2,650   Alcatel Alsthom..................................       337
       5,564   AXA S.A..........................................       431
       3,700   Banque Nationale de Paris RFD....................       197
       1,877   Banque Paribas...................................       163
       1,200   BIC..............................................        88
         478   Bouygues.........................................        54
         582   Canal Plus.......................................       108
         660   Carrefour S.A....................................       344
       1,600   Casino Guichard Perrachon........................        89
         500   Cie Bancaire S.A.................................        81
       1,510   Cie de Saint-Gobain..............................       215
       2,209   Cie Generale des Eaux............................       308
       4,550   Elf Aquitaine....................................       529
         550   Eridania Beghin-Say S.A..........................        86
         200   Essilor International............................        60
      18,700   France Telecom S.A...............................       678
       1,368   Groupe Danone RFD................................       244
       1,289   Havas S.A........................................        93
         300   Imetal, S.A......................................        37
       1,757   L'Air Liquide....................................       275
       1,192   L'Oreal..........................................       466
       1,643   Lafarge Coppee S.A...............................       108
       1,900   Lagardere S.C.A..................................        63

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  FRANCE (CONT.)
         535   Legrand S.A......................................  $    107
       1,505   LVMH Moet Hennessy Louis Vuitton.................       250
       2,177   Lyonnaise des Eaux S.A...........................       241
       2,123   Michelin (C.G.D.E.) 'B'..........................       107
         150   Pathe S.A........................................        29
       1,175   Pernod-Ricard....................................        69
         380   Pinault S.A......................................       203
         340   Promodes.........................................       141
         905   PSA Peugeot Citroen S.A..........................       114
       5,902   Rhone-Poulenc S.A. 'A'...........................       264
          85   Sagem............................................        38
       1,936   Sanofi S.A.......................................       216
       2,297   Schneider S.A....................................       125
         409   Simco S.A........................................        27
          65   Societe Eurafrance S.A...........................        26
       1,738   Societe Generale.................................       237
         125   Sodexho S.A......................................        67
       (a)13   Sodexho S.A. (New)...............................         7
       2,108   Thomson CSF S.A..................................        66
       4,205   Total S.A. 'B'...................................       458
       4,390   Usinor Sacilor...................................        63
       1,150   Valeo S.A........................................        78
                                                                  --------
                                                                     8,116
                                                                  --------
  GERMANY (4.7%)
         900   adidas AG........................................       119
      (a)850   Agiv AG..........................................        17
       4,500   Allianz AG.......................................     1,161
         500   AMB Aachener & Muenchener
                 Beteiligungs AG................................        55
      10,700   BASF AG..........................................       382
      13,600   Bayer AG.........................................       505
       4,550   Bayerische Hypotheken Bank AG....................       221
       4,750   Bayerische Vereinsbank AG........................       306
       1,600   Beiersdorf AG....................................        68
         900   Bilfinger & Berger Bau AG........................        28
      (a)150   Brau und Brunnen AG..............................        15
         550   CKAG Colonia Konzern AG..........................        53
       1,750   Continental AG...................................        39
       9,200   Daimler-Benz AG..................................       649
       2,000   Degussa AG.......................................       100
       9,200   Deutsche Bank AG.................................       643
      38,770   Deutsche Telekom AG..............................       718
       8,050   Dresdner Bank AG.................................       366
         935   Heidelberger Zement AG...........................        66
       1,650   Hochtief AG......................................        68
         200   Karstadt AG......................................        69
    (a)1,150   Kloeckner-Humboldt-Deutz AG......................         9
         200   Linde AG.........................................       121
       6,950   Lufthansa AG.....................................       131
         250   MAN AG...........................................        72
         650   Mannesmann AG....................................       326
       2,923   Merck KGAA.......................................        98
       4,464   METRO AG.........................................       158
       1,530   Muenchener Rueckversicherungs (Registered).......       582
         300   Preussag AG......................................        92
       6,100   RWE AG...........................................       327
       1,110   SAP AG...........................................       337

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

       1,350   Schering AG......................................  $    130
      10,300   Siemens AG.......................................       621
       (a)50   Starbag AG.......................................         4
         750   Thyssen AG.......................................       160
       9,050   VEBA AG..........................................       616
         678   Viag AG..........................................       371
         550   Volkswagen AG....................................       307
                                                                  --------
                                                                    10,110
                                                                  --------
  ITALY (2.9%)
      25,422   Assicurazioni Generali S.p.A.....................       624
      40,300   Banca Commerciale Italiana.......................       140
      15,900   Banco Ambrosiano Veneto..........................        61
       5,160   Benetton Group S.p.A.............................        84
       4,700   Cartiere Burgo S.p.A.............................        28
      68,500   Credito Italiano S.p.A...........................       211
      19,000   Edison S.p.A.....................................       115
     220,000   Ente Nazionale Idrocarburi S.p.A.................     1,247
       4,500   Falck............................................        21
      92,930   Fiat S.p.A.......................................       270
      20,570   Fiat S.p.A. Di Risp NCS..........................        34
      11,000   Impreglio S.p.A..................................         8
      24,100   Istituto Bancario San Paolo di Torina S.p.A......       230
      17,700   Istituto Mobiliare Italiano S.p.A................       210
     116,020   Istituto Nazionale delle Assicurazioni (INA).....       235
       6,800   Italcementi S.p.A................................        47
       4,650   Italcementi S.p.A. NCS...........................        14
      19,400   Italgas..........................................        80
    (a)6,478   La Rinascente S.p.A..............................        48
      14,000   Magneti Marelli S.p.A............................        24
      33,500   Mediaset S.p.A...................................       165
      14,050   Mediobanca S.p.A.................................       110
      83,108   Montedison S.p.A.................................        75
      28,900   Montedison S.p.A. Di Risp NCS....................        19
   (a)96,880   Olivetti Group...................................        59
      44,640   Parmalat Finanziaria S.p.A.......................        64
      45,000   Pirelli S.p.A....................................       120
       9,269   R.A.S............................................        91
         462   R.A.S. Di Risp...................................         3
       4,100   S.A.I............................................        46
       5,000   Sasib S.p.A......................................        15
       8,500   Sirti S.p.A......................................        52
      21,000   Snia BPD S.p.A...................................        22
      42,500   Telecom Italia Mobile Di Risp S.p.A..............       121
     182,800   Telecom Italia Mobile S.p.A......................       844
      24,884   Telecom Italia Mobile S.p.A......................       110
      95,666   Telecom Italia S.p.A.............................       611
                                                                  --------
                                                                     6,258
                                                                  --------
  JAPAN (8.7%)
       1,500   Advantest Corp...................................        85
      19,800   Ajinomoto Co., Inc...............................       193
   (a)11,800   Aoki Corp........................................         4
       1,600   Aoyama Trading Co., Ltd..........................        29
         500   Asahi Bank Ltd...................................         2
      11,800   Asahi Breweries Ltd..............................       172
      35,400   Asahi Chemical Industry Co., Ltd.................       120
      33,600   Asahi Glass Co...................................       160
      35,000   Bank of Tokyo-Mitsubishi.........................       483

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)
         500   Bank of Yokohama.................................  $      1
      11,800   Bridgestone Corp.................................       256
      14,800   Canon, Inc.......................................       345
       7,000   Casio Computer Co., Ltd..........................        50
       3,800   Chiba Bank Ltd...................................        12
      11,800   Chugai Pharmaceutical Ltd........................        61
      13,800   Dai Nippon Printing Co., Ltd.....................       259
      12,800   Daiei, Inc.......................................        53
      11,800   Daikin Industries Ltd............................        44
      11,800   Daiwa House Industry.............................        62
          69   East Japan Railway Co............................       311
       7,800   Ebara Corp.......................................        82
       5,100   Fanuc Co.........................................       193
       7,000   Fuji Photo Film Co...............................       268
      30,600   Fujitsu Ltd......................................       328
       8,800   Furukawa Electric................................        38
      15,800   Hankyu Corp......................................        74
      11,800   Hazama-Gumi......................................         6
      59,000   Hitachi Ltd......................................       421
      15,000   Honda Motor Co...................................       551
         400   Industrial Bank of Japan.........................         3
       7,000   Ito-Yokado Co., Ltd..............................       357
      36,000   Japan Airlines Co................................        98
      29,600   Japan Energy Corp................................        28
         800   Joyo Bank........................................         3
       5,800   Jusco Co.........................................        82
      23,600   Kajima Corp......................................        60
      15,700   Kansai Electric Power Co.........................       266
      20,800   KAO Corp.........................................       300
      18,600   Kawasaki Steel Corp..............................        25
      28,600   Kinki Nippon Railway.............................       153
      23,600   Kirin Brewery Co., Ltd...........................       172
      23,600   Komatsu Ltd......................................       118
      35,400   Kubota Corp......................................        93
      23,600   Kumagai Gumi Co., Ltd............................        13
       3,600   Kyocera Corp.....................................       163
      11,800   Kyowa Hakko Kogyo................................        51
      31,000   Long-Term Credit Bank of Japan Ltd...............        50
      35,200   Marubeni Corp....................................        62
       2,800   Marui Co.........................................        44
      35,400   Matsushita Electric Industrial Ltd...............       518
      35,400   Mitsubishi Chemical Corp.........................        51
      33,000   Mitsubishi Corp..................................       260
      41,400   Mitsubishi Electric Corp.........................       106
      64,000   Mitsubishi Heavy Industries Ltd..................       267
      23,600   Mitsubishi Materials Corp........................        38
      10,000   Mitsubishi Trust and Banking Corp................       100
      35,200   Mitsui & Co......................................       208
   (a)23,600   Mitsui Engineering & Shipbuilding Co., Ltd.......        15
         400   Mitsui Trust & Banking Corp......................         1
      12,800   Mitsukoshi.......................................        34
       4,000   Murata Manufacturing Co., Inc....................       101
       7,800   Mycal Corp.......................................        65
      20,600   NEC Corp.........................................       219
      11,800   NGK Insulators Ltd...............................       105
      14,600   Nippon Denko Co., Ltd............................       263
       9,000   Nippon Express Co., Ltd..........................        45

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      11,800   Nippon Fire & Marine Insurance Co................  $     44
      11,800   Nippon Light Metal Co............................        17
      11,800   Nippon Meat Packers, Inc.........................       161
      33,600   Nippon Oil Co....................................        87
     131,000   Nippon Steel Corp................................       194
         177   Nippon Telegraph & Telephone ADR.................     1,519
      35,400   Nippon Yusen Kabushiki Kaisha....................        97
      44,400   Nissan Motor Co., Ltd............................       184
      69,000   NKK Corp.........................................        55
      13,800   Odakyu Electric Railway Co.......................        60
      23,600   OJI Paper Co., Ltd...............................        94
      52,200   Osaka Gas Co.....................................       119
      11,800   Penta-Ocean Construction.........................        16
       3,000   Pioneer Electronic Corp..........................        46
       1,000   Rohm Co..........................................       102
      25,200   Sakura Bank Ltd..................................        72
       8,800   Sankyo Co., Ltd..................................       199
      42,000   Sanwa Bank, Ltd..................................       425
      35,400   Sanyo Electric Co., Ltd..........................        92
       2,800   Secom Co.........................................       179
       2,300   Sega Enterprises Ltd.............................        42
      11,800   Sekisui House Ltd................................        76
      23,600   Sharp Corp.......................................       162
       3,000   Shimano, Inc.....................................        55
       5,000   Shin-Etsu Chemical Co............................        95
      16,800   Shinizu Corp.....................................        39
       5,000   Shiseido Co., Ltd................................        68
         800   Shizuoka Bank....................................         9
      23,600   Showa Denko K.K..................................        21
       5,500   Sony Corp........................................       489
      47,200   Sumitomo Chemical Co.............................       108
      23,400   Sumitomo Corp....................................       131
      15,800   Sumitomo Electric Industries.....................       216
       5,000   Sumitomo Forestry................................        24
      42,400   Sumitomo Metal Industries........................        54
      11,000   Sumitomo Metal Mining Co.........................        36
      11,800   Sumitomo Osaka Cement Co., Ltd...................        15
      23,600   Taisei Corp., Ltd................................        39
    (a)7,000   Taisho Pharmaceutical Co.........................       179
      14,800   Takeda Chemical Industries.......................       422
      23,600   Teijin Ltd.......................................        49
      15,800   Tobu Railway Co..................................        49
       8,500   Tohoku Electric Power............................       129
         600   Tokai Bank.......................................         3
      35,400   Tokio Marine & Fire Insurance Co.................       402
      21,900   Tokyo Electric Power Co..........................       399
       2,000   Tokyo Electron Ltd...............................        64
      47,200   Tokyo Gas Co.....................................       107
      19,800   Tokyu Corp.......................................        76
      15,800   Toppan Printing Co., Ltd.........................       206
      35,500   Toray Industries, Inc............................       159
      11,800   Toto Ltd.........................................        75
      23,600   Toyobo Ltd.......................................        29
      51,200   Toyota Motor Corp................................     1,468
      23,600   Ube Industries Ltd...............................        30
         300   Yamaichi Securities..............................        --
                                                                  --------
                                                                    18,487
                                                                  --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  NETHERLANDS (1.9%)
      11,845   ABN-Amro Holding N.V.............................  $    231
         700   Akzo Nobel N.V...................................       121
       5,800   Elsevier N.V.....................................        94
         350   Heineken N.V.....................................        61
       7,195   ING Groep N.V....................................       303
          68   ING Groep N.V. ADR...............................         3
         823   KLM Royal Dutch Airlines N.V.....................        30
       3,866   Koninklijke Ahold N.V............................       101
         287   Koninklijke Hoogovens............................        12
         900   Koninklijke KNP BT...............................        21
       9,587   Koninklijke PTT Nederland N.V....................       400
         200   Nedlloyd Groep N.V...............................         4
       2,900   Phillips Electronics N.V.........................       174
      18,800   Royal Dutch Petroleum N.V........................     1,032
      18,300   Royal Dutch Petroleum N.V. - New York Shares.....       992
         296   Stork N.V........................................        10
       5,600   Unilever N.V.....................................       345
         646   Wolters Kluwer N.V...............................        83
                                                                  --------
                                                                     4,017
                                                                  --------
  NORWAY (0.5%)
       2,200   AKER S.A. 'A'....................................        40
       1,900   Bergesen dy ASA, 'A'.............................        45
         800   Bergesen dy ASA, 'B'.............................        19
      18,600   Christiania Bank OG Kreditkasse..................        75
       1,000   Dyno Industrier ASA..............................        19
       1,800   Elkem ASA........................................        24
       3,300   Hafslund ASA 'B'.................................        16
         700   Helikopter Services Group ASA....................         8
       1,400   Kvaerner ASA.....................................        71
       1,100   Leif Hoegh & Co., ASA............................        22
    (a)4,500   NCL Holdings ASA.................................        16
       7,800   Norsk Hydro ASA..................................       380
       1,000   Norske Skogindustrier AGA........................        29
       1,600   Orkla ASA........................................       137
    (a)1,100   Petroleum Geo-Services ASA.......................        69
    (a)9,600   Storebrand ASA...................................        68
         700   Unitor ASA.......................................         9
                                                                  --------
                                                                     1,047
                                                                  --------
  PORTUGAL (1.1%)
      10,500   Banco Comercial Portugues, S.A. (Registered).....       215
       5,500   Banco Espirito Santo e Comercial de Lisboa,
                 S.A............................................       164
       4,000   Banco Totta & Acores 'B' (Registered)............        78
       5,300   BPI-SGPS S.A.....................................       129
         500   Cia de Seguros Tranquilidade (Registered)........        12
       5,600   Cimpor-Cimentos de Portugal, SGPS, S.A...........       147
         300   CIN, S.A.........................................        19
       1,300   Corticeira Amorim, S.A...........................        15
      24,500   EDP-Eletricidade de Portugal, S.A................       464
         400   Engil-SGPS.......................................         4
       1,100   INAPA Investimentos Participacoes e Gestao,
                 S.A............................................        13
       7,600   Jeronimo Martins, SGPS, S.A......................       241
       6,000   Portucel Industrial-Empresa Produtora de
                 Celulose, S.A..................................        37
      12,600   Portugal Telecom S.A.............................       585


                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)800   Sociedade de Construcoes Soares da Costa, S.A....  $      5
       2,800   Sonae Investimentos-Sociedade Gestora de
                 Participacoes Sociais, S.A.....................       113
         800   UNICER-Uniao Cervejeira, S.A.....................        11
                                                                  --------
                                                                     2,252
                                                                  --------
  SPAIN (2.7%)
         340   Acerinox S.A.....................................        50
      (a)264   ACS S.A..........................................         6
       (a)20   Aguas de Barcelona...............................        --
       4,800   Argentaria S.A...................................       292
       8,211   Autopistas Concesionaria Espanola S.A............       110
      24,000   Banco Bilbao Vizcaya, S.A. (Registered)..........       777
      12,200   Banco Central Hispanoamericano S.A...............       297
      21,900   Banco Santander S.A..............................       732
         400   Corporacion Financiera Alba S.A..................        42
       1,698   Corporacion Mapfre S.A...........................        45
       1,550   Dragados y Construcciones S.A....................        33
       1,300   Ebro Agricolas, Compania de Alimentacion S.A.....        23
         550   Empresa Nacional de Cellulosas S.A...............         7
      40,000   Endesa S.A.......................................       710
         317   Energia y Industrias Aragonesas..................         2
    (a)4,700   Ercros S.A.......................................         5
       1,600   Fomento de Construcciones y Contratas S.A........        61
       5,200   Gas Natural SDG 'E'..............................       270
       1,635   General de Aguas De Barcelona S.A................        67
      35,300   Iberdrola S.A....................................       465
         656   Inmobiliaria Metropolitana Vasco Central S.A.....        30
         200   Portland Vaderrivas S.A..........................        18
      11,600   Repsol S.A.......................................       495
       1,000   Tabacalera S.A. 'A'..............................        81
      34,600   Telefonica de Espana.............................       988
       8,100   Union Electrica Fenosa S.A.......................        78
       2,400   Uralita S.A......................................        27
       1,376   Vallehermoso S.A.................................        42
         650   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        16
         348   Zardoya-Otis S.A.................................        41
                                                                  --------
                                                                     5,810
                                                                  --------
  SWEDEN (2.1%)
      21,100   ABB AB 'A'.......................................       250
    (a)3,500   ABB AB 'B'.......................................        41
       5,900   AGA AB 'B'.......................................        78
   (a)40,166   Astra AB 'A'.....................................       696
       9,100   Astra AB 'B'.....................................       153
       4,650   Atlas Copco AB 'A'...............................       139
       2,500   Electrolux AB 'B'................................       173
       1,200   Esselte AB 'B'...................................        24
      (a)850   Granges AB.......................................        13
       1,100   Hennes & Mauritz AB 'A'..........................        49
       5,000   Hennes & Mauritz AB 'B'..........................       220
       5,700   SCA AB 'B'.......................................       128
       2,600   Securitas AB 'B'.................................        79
       3,200   Skandia Group Forsakrings AB.....................       151
      16,600   Skandinaviska Enskilda Banken 'A'................       210
       3,800   Skanska AB 'B'...................................       156
       2,400   SKF AB 'B'.......................................        51
      10,050   Stora Kopparbergs Bergslags Aktiebolag...........       127

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  SWEDEN (CONT.)
       6,800   Svenska Handelsbanken 'A'........................  $    235
      17,200   Swedish Match AB.................................        57
      27,600   Telefonaktiebolaget LM Ericsson..................     1,038
       4,600   Trelleborg AB 'B'................................        58
      11,300   Volvo AB 'B'.....................................       303
                                                                  --------
                                                                     4,429
                                                                  --------
  SWITZERLAND (3.7%)
         165   ABB AG (Bearer)..................................       207
         320   Adia S.A. (Bearer)...............................        93
         100   Alusuisse-Lonza Holding AG (Registered)..........        96
       3,850   CS Holding AG (Registered).......................       596
          15   Georg Fischer AG (Bearer)........................        21
         115   Holderbank Financiere Glarus AG 'B' (Bearer).....        94
         105   Merkur Holding AG (Registered)...................        22
         685   Nestle S.A. (Registered).........................     1,027
       1,130   Novartis AG (Registered).........................     1,834
          29   Roche Holding AG (Bearer)........................       447
         121   Roche Holding AG-Genusshein......................     1,202
         260   Schweizerische Rueckversicherungs-Gesellchaft
                 (Registered)...................................       486
          85   SMH AG (Bearer)..................................        47
          35   Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................        67
          70   Sulzer AG (Registered)...........................        44
       1,330   Swiss Bank Corp. (Registered)....................       413
          65   SwissAir AG (Registered).........................        89
         355   Union Bank of Switzerland (Bearer)...............       513
         400   Union Bank of Switzerland (Registered)...........       115
         835   Zuerich Versicherungs-Gesellschaft (Registered)..       398
                                                                  --------
                                                                     7,811
                                                                  --------
  UNITED KINGDOM (7.2%)
      18,200   Abbey National plc...............................       326
      11,665   Argyll Group plc.................................        66
       9,100   Arjo Wiggins Appleton plc........................        24
       6,500   Associated British Foods plc.....................        57
      22,589   Barclays plc.....................................       601
      14,300   Bass plc.........................................       222
      40,266   B.A.T Industries plc.............................       367
      50,470   BG plc...........................................       227
       9,127   BICC plc.........................................        26
      16,856   Blue Circle Industries plc.......................        95
       9,055   BOC Group plc....................................       149
      14,300   Boots Co. plc....................................       206
       9,100   BPB Industries plc...............................        51
       6,468   British Aerospace plc............................       184
      15,628   British Airways plc..............................       144
      76,115   British Petroleum Co. plc........................     1,001
      20,800   British Sky Broadcasting Group plc...............       156
      26,000   British Steel plc................................        56
      75,400   British Telecommunications plc...................       593
      54,606   BTR plc..........................................       165
       3,856   Burmah Castrol plc...............................        67
      32,462   Cable & Wireless plc.............................       285
      14,335   Cadbury Schweppes plc............................       145
       9,360   Caradon plc......................................        27
   (a)57,200   Centrica plc.....................................        84

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      11,671   Coats Viyella plc................................  $     17
       9,056   Commercial Union plc.............................       126
       6,500   Courtaulds plc...................................        32
       1,272   De La Rue plc....................................         8
   (a)11,730   EMI Group plc....................................        98
      37,700   General Electric plc.............................       244
       7,767   GKN plc..........................................       159
      41,600   Glaxo Wellcome plc...............................       984
       9,090   Granada Group plc................................       139
      15,600   Great Universal Stores plc.......................       197
      10,369   Guardian Royal Exchange plc......................        56
      57,172   Guinness plc.....................................       526
      28,570   HSBC Holdings plc................................       705
       7,768   Hanson plc.......................................        35
      16,900   Harrisons & Crosfield plc........................        39
      11,700   Imperial Chemical Industries plc.................       183
      15,613   Ladbroke Group plc...............................        68
      10,400   Land Securities plc..............................       166
      10,400   Lasmo plc........................................        47
      15,600   Legal & General Group plc........................       136
      71,500   Lloyds TSB Group plc.............................       925
      10,418   Lonrho plc.......................................        16
      45,500   Marks & Spencer plc..............................       448
       7,800   MEPC plc.........................................        65
      18,200   National Power plc...............................       180
       9,098   North West Water plc.............................       117
      10,757   Peninsular & Oriental Steam Navigation Co........       122
      19,478   Pilkington plc...................................        41
      26,009   Prudential Corp. plc.............................       314
      11,700   Rank Group plc...................................        65
       7,751   Redland plc......................................        44
      18,200   Reed International plc...........................       182
      22,100   Reuters Holdings plc.............................       242
       7,800   Rexam plc........................................        38
       3,900   RMC Group plc....................................        54
      18,212   Royal & Sun Alliance Insurance Group plc.........       183
       6,454   Royal Bank of Scotland plc.......................        82
      15,760   RTZ Corp. plc (Registered).......................       194
      20,772   Sainsbury (J) plc................................       174
       2,600   Schroders plc....................................        82
      12,993   Scottish Power plc...............................       115
      26,000   Sears plc........................................        23
       8,051   Sedgwick Group plc...............................        19
       6,500   Slough Estates plc...............................        37
      64,896   SmithKline Beecham plc...........................       664
       6,476   Southern Electric plc............................        54
      18,185   Tarmac plc.......................................        34
      10,354   Taylor Woodrow plc...............................        30
      24,742   Tesco plc........................................       201
       9,144   Thames Water plc.................................       136
    (a)5,571   Thorn plc........................................        14
       6,500   Thorn EMI plc 'B'................................         2
       6,466   TI Group plc.....................................        49
      36,400   Unilever plc.....................................       312
      42,892   Vodafone Group plc...............................       309
      11,700   Zeneca Group plc.................................       411
                                                                  --------
                                                                    15,267
                                                                  --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (37.8%)
       5,200   Abbott Laboratories..............................  $    341
      (a)900   AccuStaff, Inc...................................        21
       3,000   Adobe Systems, Inc...............................       124
      (a)700   Advanced Fibre Communications, Inc...............        20
         900   AGCO Corp........................................        26
         900   A.H. Belo Corp., 'A'.............................        51
         800   Air Express International Corp...................        24
         900   Air Products & Chemicals, Inc....................        74
         500   Airborne Freight Corp............................        31
         600   Albank Financial Corp............................        31
       3,300   Albertson's, Inc.................................       156
       1,100   Allegheny Teledyne, Inc..........................        28
      (a)600   Allen Telecom, Inc...............................        11
       1,500   Allergan, Inc....................................        50
    (a)1,200   Allied Waste Industries, Inc.....................        28
       5,100   Allstate Corp....................................       463
       3,900   Alltel Corp......................................       160
         900   Aluminum Co. of America..........................        63
       1,000   Alza Corp., 'A'..................................        32
         900   AMBAC Finacial Group, Inc........................        41
         700   American Bankers Insurance Group, Inc............        32
       5,600   American Express Co..............................       500
       1,000   American General Corp............................        54
       8,200   American Greeting Corp., 'A'.....................       321
       8,600   American Home Products Corp......................       658
       5,500   American International Group, Inc................       598
      (a)700   American Power Conversion Corp...................        16
       1,000   American Stores Co...............................        20
      15,400   American Telephone & Telegraph Co................       943
       4,600   Ameritech Corp...................................       370
       5,000   Amoco Corp.......................................       426
       2,700   AMP, Inc.........................................       113
      (a)600   AMR Corp.........................................        77
      (a)600   Amresco, Inc.....................................        18
    (a)1,200   Andrew Corp......................................        29
       6,700   Anheuser-Busch Cos., Inc., 'A'...................       295
    (a)1,100   Apple Computer, Inc..............................        14
    (a)9,900   Applied Material, Inc............................       298
         600   Aptar Group, Inc.................................        33
       1,900   Armstrong World Industries, Inc., 'B'............       142
         800   Arvin Industries, Inc............................        27
       2,200   Asarco, Inc......................................        49
       4,000   Ashland, Inc.....................................       215
         600   Associated Banc-Corp.............................        33
         800   Astoria Financial Corp...........................        45
       1,500   Atlantic Richfield Co............................       120
    (a)1,300   Atmel Corp.......................................        24
       2,900   Automatic Data Processing, Inc...................       178
       1,100   Avnet, Inc.......................................        73
         800   AVX Corp.........................................        15
       2,200   Baker Hughes, Inc................................        96
       1,600   Baldor Electric Co...............................        35
       1,000   Ballard Medical Products.........................        24
       5,200   Banc One Corp....................................       282
       5,300   Bank of New York Co., Inc........................       306
       9,100   BankAmerica Corp.................................       664
       3,200   BankBoston Corp..................................       301
       1,000   Bankers Trust New York Corp......................       112

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

    (a)1,300   Barnes & Noble, Inc..............................  $     43
       2,900   Bausch & Lomb, Inc...............................       115
       3,600   Baxter International, Inc........................       182
       9,600   Becton & Dickinson & Co..........................       480
         700   Belden, Inc......................................        25
       6,900   Bell Atlantic Corp...............................       628
       9,500   BellSouth Corp...................................       535
         600   Beneficial Corp..................................        50
         600   Bergen Brunswig Corp., 'A'.......................        25
         600   Betz Laboratories, Inc...........................        37
    (a)2,900   Beverly Enterprises, Inc.........................        38
       3,600   BFGoodrich Co....................................       149
      (a)900   Biogen, Inc......................................        33
       1,200   Biomet, Inc......................................        31
       2,900   Birmingham Steel Corp............................        46
    (a)1,300   BISYS Group, Inc.................................        43
      (a)700   Black Box Corp...................................        25
       1,200   BMC Industries, Inc..............................        19
       1,900   Bob Evans Farms, Inc.............................        42
       4,900   Boeing Co........................................       240
         800   Boise Cascade Corp...............................        24
      (a)600   Borders Group, Inc...............................        19
         600   Bowater, Inc.....................................        27
       3,400   Briggs & Stratton Corp...........................       165
      10,500   Bristol-Myers Squibb Co..........................       993
       2,600   Brown-Forman Corp., 'B'..........................       144
       2,600   Browning-Ferris Industries, Inc..................        96
       2,400   Burlington Northern Railroad Co..................       223
       1,367   Burlington Resources, Inc........................        61
      (a)900   California Energy Company, Inc...................        26
       1,100   Callaway Golf Co.................................        31
      (a)800   Cambridge Tech Partner, Inc......................        33
         500   Camco International, Inc.........................        32
       2,900   Campbell Soup Co.................................       169
         500   Capital RE Corp..................................        31
      (a)400   Catalina Marketing Corp..........................        18
       6,100   Caterpillar, Inc.................................       296
       1,190   CBS, Inc.........................................        35
      (a)700   Centocor, Inc....................................        23
       3,100   Central & South West Corp........................        84
         700   Central Louisiana Electric Co....................        23
         400   Central Newspapers, Inc., 'A'....................        30
         700   Centura Banks, Inc...............................        48
         700   Century Telephone Enterprises, Inc...............        35
      (a)500   Chancellor Media Corp., 'A'......................        37
         655   Charter One Financial Inc........................        41
       5,800   Chase Manhattan Corp.............................       635
       8,500   Chevron Corp.....................................       654
         625   Chittenden Corp..................................        22
    (a)1,500   Choice Hotels International, Inc.................        24
       9,600   Chrysler Corp....................................       338
       1,800   Chubb Corp.......................................       136
       1,900   CIGNA Corp.......................................       329
       4,000   Cincinatti Milacron, Inc.........................       104
         900   CIPSCO, Inc......................................        40
    (a)1,500   Circus Circus Enterprises, Inc...................        31
    (a)3,900   Cisco Systems, Inc...............................       217
       5,400   Citicorp.........................................       683
         700   CKE Restaurants, Inc.............................        29

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
       1,900   Clayton Homes, Inc...............................  $     34
       1,900   Clorox Co........................................       150
         500   CMAC Investment Corp.............................        30
         600   CNF Transportation, Inc..........................        23
      (a)500   Coast Savings Financial, Inc.....................        34
       1,500   Coastal Corp.....................................        93
      25,700   Coca-Cola Co.....................................     1,712
         900   Colgate Palmolive Co.............................        66
      15,300   Columbia HCA/Healthcare Corp.....................       453
         700   Comdisco, Inc....................................        23
       3,800   Comerica, Inc....................................       343
       1,000   Commercial Metals Co.............................        32
    (a)2,200   Commnet Cellular, Inc............................        78
       8,700   Compaq Computer Corp.............................       491
         700   Compass Bancshares, Inc..........................        31
      (a)900   CompUSA, Inc.....................................        28
       6,600   Computer Associates International, Inc...........       349
    (a)1,100   Computer Management Sciences.....................        21
       1,700   Conagra, Inc.....................................        56
      (a)900   Concord EFS, Inc.................................        22
       1,800   Conseco, Inc.....................................        82
       3,700   Consolidated Edison Co. of New York, Inc.........       152
         600   Consolidated Papers, Inc.........................        32
      (a)900   Consolidated Stores Corp.........................        40
      (a)600   Continental Airlines, 'B'........................        29
      (a)500   Cooper Cameron Corp..............................        31
       2,200   Cooper Industries, Inc...........................       108
       2,000   Cooper Tire & Rubber Co..........................        49
       1,600   Coors (Adolph) 'B'...............................        53
       1,500   Corestates Financial Corp........................       120
    (a)1,100   Corporate Express, Inc...........................        14
       1,200   Countrywide Credit Industries, Inc...............        51
    (a)1,300   Covance, Inc.....................................        26
       3,600   CPC International, Inc...........................       389
       3,500   C.R. Bard, Inc...................................       110
       1,300   Crompton & Knowles Corp..........................        34
         100   Crown Cork & Seal, Inc...........................         5
       4,700   CSX Corp.........................................       254
         300   Cummins Engine...................................        18
       2,600   Cyprus Amaz Minerals Co..........................        40
      (a)700   Cytec Industries, Inc............................        33
         800   Dallas Semiconductor Corp........................        33
       1,000   Dana Corp........................................        47
         900   Danaher Corp.....................................        57
       6,200   Darden Restaurants, Inc..........................        78
       6,400   Dayton Hudson Corp...............................       432
         900   Dean Foods Co....................................        54
       6,800   Deere & Co.......................................       397
    (a)1,600   Dell Computer Corp...............................       134
       2,300   Delta Airlines Inc...............................       274
       5,100   Deluxe Corp......................................       176
         700   Deposit Guaranty Corp............................        40
       1,600   Dime Bancorp, Inc................................        48
         600   Dow Chemical Co..................................        61
    (a)1,000   Dress Barn, Inc..................................        28
       7,200   Dresser Industries, Inc..........................       302
         600   DTE Energy Co....................................        21
      13,400   Du Pont (EI) de Nemours Co.......................       805

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      10,600   Dun & Bradstreet Corp............................  $    328
      (a)600   Dura Pharmaceuticals, Inc........................        28
       4,400   Eastern Entreprises..............................       198
       1,300   Eastman Chemical Co..............................        77
       4,200   Eastman Kodak Co.................................       255
         900   Echlin, Inc......................................        33
         800   Ecolab, Inc......................................        44
       1,900   EG&G, Inc........................................        40
      (a)800   Electronic Arts, Inc.............................        30
      (a)700   Electronics for Imaging, Inc.....................        12
       6,500   Eli Lilly & Co...................................       453
    (a)3,000   EMC Corp.........................................        82
       2,900   Emerson Electric Co..............................       164
       2,100   Enova Corp.......................................        57
       2,300   Enron Corp.......................................        96
      15,000   Entergy Corp.....................................       449
      (a)400   Etec Systems, Inc................................        19
       1,200   E.W. Blanch Holdings, Inc........................        41
      15,300   Exxon Corp.......................................       936
       8,900   Fannie Mae.......................................       508
       1,000   Family Dollar Stores, Inc........................        29
         600   Fastenal Co......................................        23
      (a)700   Federal Express Corp.............................        43
         900   Federal Signal Corp..............................        19
         800   FINOVA Group, Inc................................        40
         900   First American Corp., Tennessee..................        45
       3,500   First Chicago Corp...............................       292
         500   First Commerce Corp..............................        34
       1,050   First Commercial Corp............................        62
         700   First Hawaiian, Inc..............................        28
         900   First Midwest Bancorp, Inc.......................        39
       1,000   First Security Corp..............................        42
      10,200   First Union Corp. (N.C.).........................       523
       1,200   First Virginia Banks, Inc........................        62
         100   Firstenergy Corp.................................         3
         500   Firstmerit Corp..................................        14
      (a)900   FISERV, Inc......................................        44
       5,400   Fleet Financial Group, Inc.......................       405
       4,400   Fleming Cos., Inc................................        59
       2,800   Fluor Corp.......................................       105
      (a)500   FMC Corp.........................................        34
      16,100   Ford Motor Co....................................       784
      (a)800   Forest Laboratories, Inc. 'A'....................        39
         600   Fort James Corp..................................        23
       3,200   Fortune Brands, Inc..............................       119
      (a)900   Fred Meyer, Inc..................................        33
         700   Freddie Mac......................................        29
       4,700   Freeport McMoran Copper Corp., 'B'...............        74
    (a)1,200   Fruit of the Loom................................        31
       2,100   Gannett Co., Inc.................................       130
       2,100   Gap, Inc.........................................        74
         300   Gaylord Entertainment Co.........................        10
         400   General Dynamics Corp............................        35
      30,500   General Electric Co..............................     2,238
       1,600   General Mills, Inc...............................       115
       8,700   General Motors Corp..............................       527
         900   General RE Corp..................................       191
       1,500   General Signal Corp..............................        63
      (a)400   Genesis Health Ventures, Inc.....................        11

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
         900   Genzyme Corp.....................................  $     25
       1,200   Giant Food, Inc. 'A'.............................        40
       1,400   Goodyear Tire & Rubber Co........................        89
       1,100   GPU, Inc.........................................        46
       3,800   Great Atlantic & Pacific Tea Co..................       113
       2,400   Great Lakes Chemical Corp........................       108
       8,400   Green Tree Financial Corp........................       220
      11,500   GTE Corp.........................................       601
      (a)500   GTECH Holdings Corp..............................        16
    (a)1,300   Gulfstream Aerospace Corp........................        38
       1,200   Halliburton Co...................................        62
       1,000   Hannaford Brothers Co............................        43
       1,700   Harleysville Group, Inc..........................        41
         600   Harman International Industries, Inc.............        25
         600   Harnischfeger Industries, Inc....................        21
    (a)1,200   Harrah's Entertainment, Inc......................        23
       7,200   Harris Corp......................................       330
       1,300   Harsco Corp......................................        56
         900   Harte-Hanks Communications, Inc..................        33
       4,700   Hartford Financial Services Group................       440
         100   HBO & Co.........................................         5
       5,500   Hercules, Inc....................................       275
         600   Herman Miller, Inc...............................        33
         800   Hershey Foods Corp...............................        50
      13,400   Hewlett-Packard Co...............................       838
       2,500   Hibernia Corp., 'A'..............................        47
       2,500   Hilton Hotels Corp...............................        74
       2,700   H.J. Heinz Co....................................       137
      10,600   Home Depot, Inc..................................       624
       1,400   Honeywell, Inc...................................        96
       2,300   Houston Industries, Inc..........................        61
         100   H&R Block, Inc...................................         4
         670   Huntington Bancshares, Inc.......................        24
         600   Illinois Central Corp............................        20
       1,000   IMCO Recycling, Inc..............................        16
       2,300   Imperial Credit Mortgage Holdings................        41
       2,200   Ingersoll-Rand Co................................        89
       1,200   INMC Mortgage Holdings, Inc......................        28
         700   Integrated Health Services, Inc..................        22
      17,300   Intel Corp.......................................     1,215
    (a)1,300   Interim Services, Inc............................        34
      11,300   International Business Machines Corp.............     1,182
       3,100   International Flavors & Fragrances, Inc..........       160
       1,200   International Game Technology....................        30
    (a)1,300   International Rectifier Corp.....................        15
       1,700   Interpublic Group of Cos., Inc...................        85
       1,000   Interstate Bakeries Corp.........................        37
       1,000   Invacare Corp....................................        22
    (a)2,000   Iomega Corp......................................        25
    (a)2,000   Ionics, Inc......................................        78
       5,500   ITT Industries, Inc..............................       173
      (a)600   Jacobs Engineering Group, Inc....................        15
       3,000   J.C. Penney Co., Inc.............................       181
         600   Jefferson-Pilot Corp.............................        47
       2,200   John H. Harland Co...............................        46
       1,500   Johns Manville Corp..............................        15
      13,900   Johnson & Johnson................................       916
       5,900   Johnson Controls, Inc............................       282

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)500   Jones Apparel Group, Inc.........................  $     22
       7,300   Jostens, Inc.....................................       168
       1,600   Kansas City Southern Industries, Inc.............        51
      (a)900   Kemet Corp.......................................        17
         700   Kennametal, Inc..................................        36
      (a)800   Kent Electronics Corp............................        20
         200   Kerr-McGee Corp..................................        13
       5,400   KeyCorp..........................................       382
         500   Keyspan Energy Corp..............................        18
       2,400   Kimball International, Inc., 'B'.................        44
       5,800   Kimberly-Clark Corp..............................       286
         800   King World Productions, Inc......................        46
      (a)900   KLA-Tencor Corp..................................        35
         800   KN Energy, Inc...................................        43
         500   Knight Ridder, Inc...............................        26
    (a)1,000   Komag, Inc.......................................        15
      (a)700   LCI International, Inc...........................        22
      (a)700   Lear Corp........................................        33
      (a)900   Lexmark International Group, Inc.................        34
       1,400   LG&E Energy Corp.................................        35
         750   Liberty Financial Cos., Inc......................        28
       2,500   Lincoln National Corp............................       195
      (a)700   Littlefuse, Inc..................................        17
       3,800   Lockheed Martin Corp.............................       374
       3,400   Loews Corp.......................................       361
       1,000   Long Island Lighting Co..........................        30
         800   Longs Drug Stores, Inc...........................        26
         800   Louisiana-Pacific Corp...........................        15
       4,600   Lowe's Cos., Inc.................................       219
         800   Lubrizol Corp....................................        30
       1,900   Lucent Technologies, Inc.........................       152
      (a)800   Mac Frugals Bargains Close-Outs, Inc.............        33
       1,000   Magna Group, Inc.................................        46
       1,200   M.A. Hanna Co....................................        30
       2,800   Mallinckrodt, Inc................................       106
       9,500   Manor Care, Inc..................................       333
      (a)200   Markel Corp......................................        31
         200   Marriott International, Inc......................        14
         800   Martin Marietta Corp.............................        29
       2,800   May Department Stores Co.........................       148
         900   Maytag Corp......................................        34
       3,000   MBIA, Inc........................................       200
       3,000   MBNA Corp........................................        82
       1,200   McClatchy Newspapers, Inc........................        33
       1,500   McCormick & Co., Inc.............................        42
      10,700   McDonald's Corp..................................       511
         500   McGraw-Hill Cos., Inc............................        37
       1,200   MCN Corp.........................................        48
       1,200   Medical Assurance, Inc...........................        35
       1,600   Medtronic, Inc...................................        84
       3,800   Mellon Bank Corp.................................       230
         500   Mercantile Stores Co., Inc.......................        30
      11,500   Merck & Co., Inc.................................     1,222
       1,800   Meredith Corp....................................        64
       2,366   Meritor Automotive, Inc..........................        50
       7,500   Merrill Lynch & Co., Inc.........................       547
      (a)800   Microchip Technology, Inc........................        24
   (a)10,900   Microsoft Corp...................................     1,409
       1,400   Millenium Chemicals, Inc.........................        33

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
         900   Millipore Corp...................................  $     31
         500   Minerals Technologies, Inc.......................        23
       2,300   Minnesota Mining & Manufacturing Co..............       189
       9,700   Mobil Corp.......................................       700
       1,175   Molex, Inc.......................................        38
       2,700   Monsanto.........................................       113
       1,200   Montana Power Co.................................        38
       1,000   Morgan (J.P.) & Co., Inc.........................       113
       2,500   Morton International, Inc........................        86
       5,800   Motorola, Inc....................................       331
      (a)500   MSC Industrial Direct Co., Inc. 'A'..............        21
         800   Murphy Oil Corp..................................        43
       1,400   Mylan Laboratories, Inc..........................        29
    (a)1,500   Nabors Industries, Inc...........................        47
       1,800   Nalco Chemical Co................................        71
       1,300   National City Corp...............................        85
       1,400   National Commerce Bancorp........................        49
         700   National Fuel Gas Co.............................        34
         600   National Service Industries, Inc.................        30
       6,600   NationsBank Corp.................................       401
    (a)1,200   NCS HealthCare, Inc..............................        32
       1,900   New Century Energies, Inc........................        91
       1,000   New England Electric System......................        43
       1,000   New Jersey Resources Corp........................        40
       1,600   New York State Electric & Gas Corp...............        57
         500   New York Times Co., 'A'..........................        33
         600   Newell Co........................................        26
         200   Nicor, Inc.......................................         8
      (a)800   Nine West Group, Inc.............................        21
         500   Noble Affiliates, Inc............................        18
    (a)1,000   Noble Drilling Corp..............................        31
         600   Nordson Corp.....................................        28
         700   Norfolk Southern Corp............................        22
         900   Norrell Corp.....................................        18
       1,200   Northern Telecom Ltd.............................       107
         500   Northrop Grumman Corp............................        58
       4,000   Norwest Corp.....................................       155
    (a)1,100   Novacare Corp....................................        14
    (a)5,100   Novell, Inc......................................        38
      (a)600   Novellus Systems, Inc............................        19
    (a)2,400   Office Depot, Inc................................        57
    (a)2,300   OfficeMax, Inc...................................        33
         700   Ohio Casualty Corp...............................        31
       1,600   Old Kent Financial Corp..........................        63
       2,100   Olsten Corp......................................        32
         600   OM Group, Inc....................................        22
       1,200   Omnicare, Inc....................................        37
       1,300   One Valley Bancorp., Inc.........................        50
    (a)4,200   Oracle System Corp...............................        94
    (a)1,000   O'Reilly Automotive, Inc.........................        26
       1,000   Oregon Steel Mills, Inc..........................        21
         800   Orion Capital Corp...............................        37
    (a)1,300   Oryx Energy Co...................................        33
       1,400   Pacific Century Financial Corp...................        35
       4,700   Pacific Enterprises..............................       177
       2,500   Pall Corp........................................        52
         700   Parker-Hannifin Corp.............................        32
      (a)600   Patterson Dental Co..............................        27

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)500   Payless ShoeSource, Inc..........................  $     34
       3,300   Peco Energy Co...................................        80
         700   Pennziol Co......................................        47
       1,000   Peoples Energy Corp..............................        39
       1,500   Pep Boys Manny, Moe & Jack.......................        36
       7,000   PepsiCo, Inc.....................................       255
         900   Perkin-Elmer Corp................................        64
      (a)700   Personnel Group of America, Inc..................        23
      12,500   Pfizer, Inc......................................       932
       1,100   PG&E Corp........................................        33
    (a)1,276   PharMerica, Inc..................................        13
       3,400   Pharmacia & Upjohn, Inc..........................       125
       8,400   Phelps Dodge Corp................................       523
      32,200   Philip Morris Cos., Inc..........................     1,459
       7,300   Phillips Petroleum Co............................       355
       1,500   Phillips-Van Heusen Corp.........................        21
    (a)1,100   Photronics, Inc..................................        27
      (a)900   PhyCor, Inc......................................        24
       1,200   Pier 1 Imports, Inc..............................        27
       1,000   Pinnacle West Capital Corp.......................        42
         700   Pioneer Natural Resources Co.....................        20
         500   PMI Group, Inc...................................        36
       2,500   PNC Bank Corp....................................       143
         900   PPG Industries, Inc..............................        51
         600   Pogo Producing Co................................        18
         700   Polaroid Corp....................................        34
      (a)600   Policy Management Systems Corp...................        42
       1,700   Potomac Electric Power Co........................        44
       7,000   PP&L Resources, Inc..............................       168
         600   Precision Castparts Corp.........................        36
      15,600   Procter & Gamble Co..............................     1,245
      (a)900   Profitt's Inc....................................        26
    (a)2,500   Promus Company, Inc..............................       105
         600   Protective Life Corp.............................        36
         600   Provident Bankshares Corp........................        38
         700   Provident Companies, Inc.........................        27
      17,000   Public Service Enterprise Group, Inc.............       539
       1,300   Puget Sound Energy, Inc..........................        39
         500   Quanex Corp......................................        14
    (a)1,400   Quantum Corp.....................................        28
         900   Queens County Bancorp, Inc.......................        36
      (a)900   Quintiles Transnational Corp.....................        34
    (a)1,526   R & B Falcon Corp................................        53
       5,400   Raychem Corp.....................................       233
         600   Rayonier, Inc., WI...............................        26
         554   Raytheon Co., 'A'................................        27
       5,600   Raytheon Co., 'B'................................       283
       1,300   Readers Digest Association, Inc., 'A'............        31
    (a)1,000   Reebok International, Ltd........................        29
         800   Reliastar Financial Corp.........................        33
      (a)700   Renal Care Group, Inc............................        22
       1,400   Republic New York Corp...........................       160
         600   Rite Aid Corp....................................        35
       1,100   RLI Corp.........................................        55
    (a)1,200   Robert Half International, Inc...................        48
       1,200   Rochester Gas & Electric Corp....................        41
       4,000   Rockwell International Corp......................       209
       1,000   Rohm & Haas Co...................................        96
      (a)800   Rowan Cos., Inc..................................        24

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
       4,075   RPM, Inc.........................................  $     62
      (a)600   R.P. Scherer Corp................................        37
       1,000   R.R. Donnelly & Sons Co..........................        37
         500   Russell Corp.....................................        13
         700   Ryder Systems, Inc...............................        23
         500   SAFECO Corp......................................        24
    (a)1,300   Safeguard Scientifics, Inc.......................        41
      (a)300   Samina Corp......................................        20
      11,500   Sara Lee Corp....................................       648
       7,399   SBC Communications, Inc..........................       542
       1,300   SCANA Corp.......................................        39
       1,200   Schering-Plough Corp.............................        75
      (a)600   Scholastic Corp..................................        23
      (a)900   SCI Systems, Inc.................................        39
       4,500   Scientific-Atlanta, Inc..........................        75
      (a)700   Sealed Air Corp..................................        43
       9,100   Sears, Roebuck & Co..............................       412
       2,900   Service Corp. International......................       107
         200   Shared Medical Systems Corp......................        13
       1,500   Shaw Industries, Inc.............................        17
      (a)700   Sierra Health Services, Inc......................        24
      (a)400   Smith International, Inc.........................        25
       1,200   Snap-On, Inc.....................................        52
         700   Sonat, Inc.......................................        32
       1,200   Sonoco Products Co...............................        42
       3,800   Southern Co......................................        98
       3,300   Sprint Corp......................................       193
       1,200   St. Paul Cos., Inc...............................        98
         800   St. John Knits, Inc..............................        32
    (a)1,200   St. Jude Medical, Inc............................        37
       1,000   St. Paul Bancorp, Inc............................        26
      (a)900   Starbucks Corp...................................        35
    (a)1,300   Steel Dynamics, Inc..............................        21
      (a)500   Steris Corp......................................        24
      (a)800   Sterling Commerce, Inc...........................        31
    (a)1,000   Sterling Software, Inc...........................        41
         900   Stewart Enterprises, Inc. 'A'....................        42
         600   Storage Technology Corp..........................        37
       6,500   Sun Co., Inc.....................................       273
    (a)8,400   Sun Microsystems, Inc............................       335
         600   Sunbeam Corp.....................................        25
         533   Sunburst Hospitality, Corp.......................         5
    (a)1,000   SunGuard Data Systems, Inc.......................        31
    (a)1,600   Sunrise Medical, Inc.............................        25
       1,500   Superior Industries International................        40
      10,700   SUPERVALU Inc....................................       448
    (a)1,400   Sybase, Inc......................................        19
      (a)800   Sybron International Corp........................        38
    (a)2,100   Symantec Corp....................................        46
         700   Symbol Technologies, Inc.........................        26
      (a)700   Synopsys, Inc....................................        25
         400   Sysco Corp.......................................        18
       2,800   Tandy Corp.......................................       108
      (a)600   Tech Data Corp...................................        23
       3,500   Tektronix, Inc...................................       139
         900   Telephone & Data Systems, Inc....................        42
       4,700   Texaco, Inc......................................       256
       3,200   Texas Instruments, Inc...........................       144
       4,700   Texas Utilities Co...............................       195
       1,600   The Limited, Inc.................................        41
         500   Thiokol Corp.....................................        41
       1,200   Thomas & Betts Corp..............................        57

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

    (a)4,100   3Com Corp........................................  $    143
    (a)1,400   360 Communications Co............................        28
         600   Tidewater, Inc...................................        33
         600   TIG Holdings, Inc................................        20
       5,600   TJX Companies, Inc...............................       193
       1,600   Torchmark Corp...................................        67
         600   Toro Co..........................................        26
         600   T. Rowe Price Associates, Inc....................        38
         800   Trans Financial, Inc.............................        31
         800   Transamerica Corp................................        85
         600   Transatlantic Holdings, Inc......................        43
      11,300   Travelers, Inc...................................       609
    (a)1,100   Triad Guaranty, Inc..............................        32
         700   Trinity Industries, Inc..........................        31
       2,100   TRW, Inc.........................................       112
       3,200   Tupperware Corp..................................        89
       5,900   Tyco International, Ltd..........................       266
      (a)500   Ucar International, Inc..........................        20
       1,000   Ultramar Diamond Shamrock Corp...................        32
      10,200   Unicom Corp......................................       314
         900   Unifi, Inc.......................................        37
       1,700   Union Carbide Corp...............................        73
         600   Union Pacific Corp...............................        37
    (a)2,600   Unisys Corp......................................        36
       1,000   United Asset Management Co.......................        24
         900   United Cos. Financial Corp.......................        14
         900   United Illuminating Co...........................        41
       3,000   United Technologies Corp.........................       218
      (a)800   Universal Health Services, Inc...................        40
      (a)700   U.S. Airways Group, Inc..........................        44
         800   U.S. Bancorp.....................................        90
      (a)800   U.S. Cellular Corp...............................        25
    (a)1,200   U.S. Filter Corp.................................        36
         600   U.S. Industries, Inc.............................        18
       3,900   U.S. Surgical Corp...............................       114
       5,300   U.S. West Communications Group...................       239
       5,300   USF&G Corp.......................................       117
      (a)700   USG Corp.........................................        34
       7,300   UST, Inc.........................................       270
       9,900   USX-Marathon Group...............................       334
      20,200   USX-U.S. Steel Group, Inc........................       631
       1,200   UtliCorp. United, Inc............................        47
       1,000   Valero Energy Corp...............................        31
         900   Varian Associates, Inc...........................        46
      (a)900   Vencor, Inc......................................        22
       1,200   VF Corp..........................................        55
    (a)1,300   Viking Office Products, Inc......................        28
         800   Vintage Petroleum, Inc...........................        15
       1,500   Vishay Intertechnology, Inc......................        35
         600   Vulcan Materials Co..............................        61
         567   Wachovia Corp....................................        46
      24,500   Wal-Mart Stores, Inc.............................       966
       1,600   Walgreen Co......................................        50
         900   Wallace Computer Services, Inc...................        35
       3,300   Walt Disney Co...................................       327
       1,400   Warner-Lambert Co................................       174
         200   Waste Management, Inc............................         6
      (a)800   Weatherford Enterra, Inc.........................        35
         400   Webster Financial Corp...........................        27
       4,200   Wendy's International, Inc.......................       101
         700   Westamerica Bancorp..............................        72
      (a)900   Western Digital Corp.............................        14
         800   Western National Corp............................        24

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
      11,500   Whitman Corp.....................................  $    300
         500   Wicor, Inc.......................................        23
         200   Williams Cos., Inc...............................         6
      (a)900   Wisconsin Central Transportation Corp............        21
         800   Witco Corp.......................................        33
      (a)100   Wordcom, Inc.....................................         3
       1,500   Worthington Industries, Inc......................        25
       1,700   WPS Resources Corp...............................        57
         900   W.R. Berkley Corp................................        39
       3,300   Xerox Corp.......................................       244
         900   York International Corp..........................        36
         900   Zions Bancorp....................................        41
                                                                  --------
                                                                    80,662
                                                                  --------
TOTAL COMMON STOCKS (COST $157,172).............................   171,427
                                                                  --------
PREFERRED STOCKS (0.3%)
  AUSTRIA (0.1%)
         800   Bank Austria AG..................................        38
       1,064   Bank Austria AG..................................        47
         100   Bau Holding AG...................................         5
         100   EA-Generali AG...................................        11
                                                                  --------
                                                                       101
                                                                  --------
  GERMANY (0.2%)
       4,150   RWE AG...........................................       178
         776   SAP AG...........................................       252
                                                                  --------
                                                                       430
                                                                  --------
  ITALY (0.0%)
      31,850   Fiat S.p.A.......................................        49
                                                                  --------
TOTAL PREFERRED STOCKS (COST $391)..............................       580
                                                                  --------
INVESTMENT COMPANIES (1.7%)
  UNITED STATES (1.7%)
  (g)156,800   Latin American Discovery Fund, Inc...............     2,813
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       805
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $3,144)........................     3,618
                                                                  --------

      NO. OF
      RIGHTS
------------

RIGHTS (0.0%)
  PORTUGAL (0.0%)
    (a)1,600   Jeronimo Martins.................................        --
                                                                  --------
  SPAIN (0.0%)
      (a)264   ACS S.A..........................................        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................        --
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  FRANCE (0.0%)
      (a)320   Casino Guichard Perrachon, expiring 12/31/99.....         7
    (a)2,073   Cie Generale des Eaux, expiring 5/2/01...........         1
        (a)5   Sodexho S.A., expiring 6/7/04....................         1
                                                                  --------
                                                                         9
                                                                  --------
  HONG KONG (0.0%)
      (a)585   Peregine Investment Holdings Ltd., expiring
                 5/15/98........................................        --
                                                                  --------

      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
      (a)913   La Rinascente S.p.A., expiring 12/31/99..........  $     --
    (a)1,491   La Rinascente S.p.A., expiring 12/31/99..........         2
                                                                  --------
                                                                         2
                                                                  --------
  SWITZERLAND (0.0%)
       (a)45   Roche Holdings, expiring 5/5/98..................         5
                                                                  --------
TOTAL WARRANTS (COST $1)........................................        16
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
   FRF    32   Casino Guichard Perrachon 4.50%, 7/12/01.........        18
          29   Sanofi S.A. 4.00%, 1/1/00........................        35
          19   Simco S.A. 8.25%, 1/1/06.........................        16
           1   Sodexho S.A.6.00%, 6/7/04........................         4
                                                                  --------
                                                                        73
                                                                  --------
  ITALY (0.0%)
  ITL  7,304   Mediobanca S.p.A. 4.50%, 1/1/00..................         4
       2,125   Mediobanca S.p.A. 6.00%, 12/31/02................         2
                                                                  --------
                                                                         6
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $42).........................        79
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (82.4%) (COST $160,750).........   175,720
                                                                  --------
SHORT-TERM INVESTMENT (15.3%)
  REPURCHASE AGREEMENT (15.3%)
$     32,681   Chase Securities, Inc., 5.95%, dated 12/31/97 due
                 1/2/98, to be repurchased at $32,692,
                 collateralized by $33,050 U.S. Treasury Bonds,
                 5.25%, due 1/31/01, valued at $33,383 (COST
                 $32,681).......................................    32,681
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (97.7%) (COST $193,431)..........   208,401
                                                                  --------
FOREIGN CURRENCY (0.1%)
 AUD       2   Australian Dollar................................         1
 ATS       5   Austrian Schilling...............................        --
 GBP       6   British Pound....................................         9
 CAD      77   Canadian Dollar..................................        54
 DEM      33   German Mark......................................        18
 FRF       9   French Franc.....................................         2
 IDR  99,571   Indonesian Rupiah................................        18
 ITL 146,403   Italian Lira.....................................        83
 JPY     701   Japanese Yen.....................................         5
 PTE   1,397   Portuguese Escudo................................         8
 SGD       2   Singapore Dollar.................................         1
 ESP   3,759   Spanish Peseta...................................        25
 SEK       2   Swedish Krona....................................        --
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $249)..............................       224
                                                                  --------
TOTAL INVESTMENTS (97.8%) (COST $193,680).......................   208,625
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)....................     4,643
                                                                  --------
NET ASSETS (100%)...............................................  $213,268
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(g)   --  The fund is advised by an affiliate.
(ADR)  -- American Depositary Receipt
(NCS)  -- Non Convertible Shares
(RFD)  -- Ranked for Dividend

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
ESP     3,706   $      24      1/2/98   $          24  $      24      $      --
IDR    99,571          18      1/2/98   $          18         18             --
$         132         132     1/16/98   DEM       229        128             (4)
$         930         930     1/16/98   DEM     1,596        888            (42)
$         632         632     1/16/98   DEM     1,080        601            (31)
DEM     8,921       4,964     1/16/98   $       5,084      5,084            120
$       1,894       1,894     1/21/98   FRF    11,000      1,830            (64)
$       1,015       1,015     1/21/98   FRF     5,825        969            (46)
FRF     6,351       1,056     1/21/98   $       1,089      1,089             33
$       1,622       1,622     1/21/98   ITL 2,761,232      1,561            (61)
$         945         945     1/21/98   ITL 1,648,883        932            (13)
ITL   641,978         363     1/21/98   $         375        375             12
ITL 5,212,918       2,946     1/21/98   $       3,044      3,044             98
JPY   821,696       6,326     1/29/98   $       6,841      6,841            515
JPY   123,140         948     1/29/98   $       1,020      1,020             72
$       3,830       3,830      2/5/98   JPY   455,272      3,507           (323)
JPY 1,217,549       9,380      2/5/98   $      10,260     10,260            880
$         322         322     2/12/98   ESP    46,749        307            (15)
ESP    46,749         307     2/12/98   $         320        320             13
$      12,078      12,078     2/19/98   GBP     7,159     11,737           (341)
$       2,357       2,357     2/19/98   ITL 3,985,066      2,252           (105)
ITL   810,604         458     2/19/98   $         476        476             18
ITL     1,332          --     2/19/98   $          --         --             --
$         280         280     2/19/98   NLG       540        267            (13)
$         123         123     2/19/98   NLG       236        117             (6)
NLG       776         384     2/19/98   $         400        400             16
SEK    15,084       1,902     2/19/98   $       2,000      2,000             98
$       2,800       2,800     2/26/98   DEM     4,785      2,669           (131)
$          89          89     2/26/98   JPY    11,140         86             (3)
$       7,300       7,300     2/26/98   JPY   922,380      7,128           (172)
JPY   363,023       2,805     2/26/98   $       2,970      2,970            165
JPY   682,557       5,275     2/26/98   $       5,434      5,434            159
$       1,006       1,006     3/16/98   FRF     5,896        983            (23)
DEM     1,632         912     3/16/98   $         933        933             21
FRF     5,531         923     3/16/98   $         944        944             21
$          21          21     3/16/98   JPY     2,575         20             (1)
CAN     1,408         989     3/23/98   $         985        985             (4)
JPY   125,215         976     4/20/98   $       1,000      1,000             24
                ---------                              ---------      ---------
                $  78,332                              $  79,199      $     867
                =========                              =========      =========

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FUTURES CONTRACTS: At December 31, 1997, the Portfolio had futures contracts open:

                                                                                                         UNREALIZED
                                                                               AGGREGATE                APPRECIATION
                                                                NUMBER OF     FACE VALUE   EXPIRATION  (DEPRECIATION)
                                                                CONTRACTS        (000)        DATE          (000)
                                                             ---------------  -----------  ----------  ---------------
PURCHASES:
FTSE 100 Index                                                         59      GBP 12,652    Mar-98       $     232
MIB 30 Index                                                            9      ITL  1,310    Jan-98              78
Toronto 35 Index                                                        8      CAD  1,013    Mar-98              24
SALES:
CAC 40 Index                                                           30      FRF  3,041    Jan-98            (160)
DAX Index                                                               3      DEM    726    Mar-98             (38)
OMX Index                                                              65      SEK  2,017    Jan-98             (52)
TOPIX Index                                                            85      JPY  7,810    Mar-98             395
                                                                                                          ---------
                                                                                                          $     479
                                                                                                          =========

---------------

GBP   --  British Pound
CAD   --  Canadian Dollar
FRF   --  French Franc
DEM   --  German Mark
IDR   --  Indonesian Rupiah
ITL   --  Italian Lira
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
ESP   --  Spanish Peseta
SEK   --  Swedish Krona

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $  42,382         19.9%
Finance..........................................................................     35,867         16.8
Capital Equipment................................................................     29,493         13.8
Services.........................................................................     29,110         13.6
Energy...........................................................................     18,990          8.9
Materials........................................................................     13,184          6.2
Investment Companies.............................................................      3,618          1.7
Multi-Industry...................................................................      2,570          1.3
Gold Mines.......................................................................        506          0.2
                                                                                   ---------         ----
                                                                                   $ 175,720         82.4%
                                                                                   =========         ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                        3.4%
France                        5.3%
Germany                       5.5%
Ireland                       3.2%
Italy                         2.4%
Japan                         7.9%
Netherlands                   2.6%
Switzerland                   5.6%
United Kingdom               11.1%
United States                40.8%
Short-Term Investments        9.4%
Other                         2.8%

                            TOTAL RETURNS
                           SINCE INCEPTION
                            (10/29/97)**
                        ---------------------
                          WITH       WITHOUT
                          SALES       SALES
                         CHARGE*     CHARGE
---------------------------------------------
Class A Shares            -6.44%      -0.74%
---------------------------------------------
Class B Shares            -5.81%      -0.86%
---------------------------------------------
Class C Shares            -5.81%      -0.86%
---------------------------------------------
MSCI World Index            N/A        2.43%
---------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                           PERCENT OF
ISSUER                                        COUNTRY      NET ASSETS
----------------------------------------  ---------------  ----------
Philip Morris Cos., Inc.                   United States        3.1%
Reckitt & Coleman plc                     United Kingdom        2.5%
GenRad, Inc.                               United States        2.4%
Albertson's, Inc.                          United States        2.3%
Pharmacia & Upjohn, Inc.                   United States        2.1%

TOP FIVE SECTORS
                       VALUE     PERCENT OF
SECTOR                 (000)     NET ASSETS
-------------------  ---------  -------------
Finance              $ 107,480        18.9%
Consumer--Staples       84,164        14.8%
Consumer--Cyclical      51,750         9.1%
Capital Equipment       48,338         8.5%
Technology              44,926         7.9%

The investment objective of the Global Equity Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including issuers in the United States and emerging market countries.

For the period from inception of the portfolio on October 29, 1997 through December 31, 1997, the Fund generated a total return of -0.74 percent for Class A shares at net asset value, as compared to a total return of 2.43 percent for the Morgan Stanley Capital International (MSCI) World Index during the same period.

The Fund's underperformance during this initial period can be attributed to the negative effect of the relatively high cash position as the Portfolio became fully invested. The initial funding is largely complete and the chart shown above illustrates the country weightings within the Portfolio as of the end of December.

A significant feature of our strategy during the final quarter of 1997 was our underweight positions in Japan and Southeast Asia. However, many of the Fund's Japanese stocks--notably large exporters such as Fuji--have continued to benefit from the yen's weakness. Another positive factor was stock selection in the financial sectors of such European markets as Ireland, France, Sweden, and the United Kingdom. Partially offsetting these favorable holdings was stock selection in the United States, Switzerland, and the Netherlands.

Some of our recent stock picks included Valmet, ABB, and American Stores. Based in Finland, Valmet is the world's leading paper machine manufacturer. In recent years, the group has expanded from its strong European base and is now well established in North America and the rapidly growing markets of Asia. Also, Valmet has reduced its cyclicality by increasing its use of subcontractors and expanding its service and maintenance businesses. Valmet has a strong financial position, and its stock price is cheap relative to earnings and cash flow.

The Swiss power engineering conglomerate ABB is a market leader in large-scale power projects and will be a major beneficiary of long-term projections for world power demand. The market's overreaction to ABB's Southeast Asian exposure provides a unique opportunity to buy into a group with a clear global franchise and a reputation for nimble management. A recovery in the group's Industrial and Building Systems business is also being overlooked.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

American Stores operates the second-largest food store chain as well as large drugstore chains in the United States. The company is currently tackling its enormous transition from a decentralized holding company into an integrated operating company. Over time, the benefits of this re-engineering program should outweigh the implementation costs. The company should also benefit from a stabilization of its capital expenditures, which have grown substantially in recent years.

Given a projected slowdown in global growth as a result of the deepening Asian crisis the Federal Reserve Board's next move may well be to ease rather than raise interest rates. This would be positive for most interest-rate sensitive sectors such as utilities, banks, tobacco, and telecommunications. Furthermore, if mid-single digit earnings growth can be maintained, and inflation remains quiescent, then the U.S. market is arguably fairly valued with long-term bond yields at current levels. While equity mutual fund inflows should slow, merger activity, in the absence of any pricing power, is expected to continue at record levels. We remain slightly underweight in the U.S. market relative to the benchmark, finding better relative value in Europe, particularly Ireland and the U.K. We recently raised our position to overweight in the U.K., having found a number of strong business franchises with management dedicated to shareholder value. Despite continued underperformance, we still struggle to find value in Japan, other than in selected sectors such as exporters and pharmaceuticals. Consequently, we expect to remain underweight in the foreseeable future. We also remain cautious about Asia as a whole and, despite the exceptionally steep sell-off, we are unlikely to revise our weighting there in a material sense, any time soon.

Frances Campion              Richard Boon                 Paul Boyne
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.1%)
  AUSTRALIA (0.3%)
  (a)893,600   Telstra Corp., Ltd...............................  $  1,886
                                                                  --------
  CANADA (3.4%)
      94,600   Potash Corp. of Saskatchewan, Inc................     7,878
  (a)130,000   Renaissance Energy, Ltd..........................     2,683
     385,500   TELUS Corp.......................................     8,549
                                                                  --------
                                                                    19,110
                                                                  --------
  FINLAND (0.5%)
     210,000   Valmet Oyj.......................................     2,897
                                                                  --------
  FRANCE (5.3%)
      62,300   Elf Aquitaine....................................     7,246
  (a)149,900   France Telecom S.A...............................     5,437
      33,600   Groupe Danone RFD................................     6,002
     166,000   Scor.............................................     7,938
   (a)55,600   SGS-Thomson Microelectronics N.V.................     3,441
                                                                  --------
                                                                    30,064
                                                                  --------
  GERMANY (5.5%)
     223,400   BASF AG..........................................     7,973
     215,000   Bayer AG.........................................     7,977
     133,400   Veba AG..........................................     9,084
      11,000   Viag AG..........................................     6,023
                                                                  --------
                                                                    31,057
                                                                  --------
  HONG KONG (0.8%)
   2,330,000   Hysan Development Co.............................     4,646
                                                                  --------
  IRELAND (3.1%)
     604,400   Bank of Ireland..................................     9,304
     470,000   Green Property plc...............................     2,675
     978,500   Irish Life plc...................................     5,611
                                                                  --------
                                                                    17,590
                                                                  --------
  ITALY (2.4%)
   1,700,000   Mediaset S.p.A...................................     8,351
(a)1,273,000   Telecom Italia S.p.A.............................     5,613
                                                                  --------
                                                                    13,964
                                                                  --------
  JAPAN (7.9%)
     939,000   Daicel Chemical Industries, Ltd..................     1,223
     142,000   Fuji Photo Film Co...............................     5,442
     911,000   Fujisawa Pharmaceutical Co., Ltd.................     7,960
     335,000   Hitachi, Ltd.....................................     2,388
         600   Japan Tobacco, Inc...............................     4,258
     460,000   Matsushita Electric Industrial Co., Ltd..........     6,734
   2,783,000   NKK Corp.........................................     2,218
   1,069,000   Shionogi & Co....................................     4,900
     773,000   Sumitomo Marine & Fire Insurance Co..............     4,088
      77,000   TDK Corp.........................................     5,807
                                                                  --------
                                                                    45,018
                                                                  --------
  NETHERLANDS (2.6%)
  (a)148,400   Benckiser N.V. `B'...............................     6,140
     200,000   ING Groep N.V....................................     8,424
                                                                  --------
                                                                    14,564
                                                                  --------
  NEW ZEALAND (1.1%)
   2,928,900   Lion Nathan, Ltd.................................     6,565
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  PORTUGAL (0.9%)
     203,500   Cimpor-Cimentos de Portugal S.A..................  $  5,334
                                                                  --------
  SINGAPORE (0.7%)
   1,608,000   Jardine Strategic Holdings, Ltd..................     4,245
                                                                  --------
  SPAIN (2.4%)
     610,400   Iberdrola S.A....................................     8,033
     188,600   Telefonica de Espana.............................     5,385
                                                                  --------
                                                                    13,418
                                                                  --------
  SWEDEN (1.7%)
(a)1,722,700   Nordbanken Holding AB............................     9,742
                                                                  --------
  SWITZERLAND (5.6%)
       6,000   ABB AG (Bearer)..................................     7,538
    (a)1,800   Ascom Holding AG (Bearer)........................     2,317
      13,100   Forbo Holding AG (Registered)....................     5,355
       9,900   Holderbank Financiere Glarus AG `B' (Bearer).....     8,080
       5,600   Nestle S.A. (Registered).........................     8,393
                                                                  --------
                                                                    31,683
                                                                  --------
  UNITED KINGDOM (11.1%)
     589,700   BG plc...........................................     2,655
     304,800   Burmah Castrol plc...............................     5,309
   1,255,900   English China Clays plc..........................     5,531
     838,300   Imperial Tobacco Group plc.......................     5,276
     722,500   Peninsular & Oriental Steam Navigation Co........     8,222
     811,800   Premier Farnell plc..............................     5,843
     695,100   Racal Electronic plc.............................     3,050
     915,500   Reckitt & Colman plc.............................    14,368
     628,800   Royal & Sun Alliance Insurance Group plc.........     6,334
   1,402,700   WPP Group plc....................................     6,247
                                                                  --------
                                                                    62,835
                                                                  --------
  UNITED STATES (40.8%)
     279,400   Albertson's, Inc.................................    13,237
     100,600   Aluminum Co. of America..........................     7,080
     275,100   American Stores Co...............................     5,657
     286,200   Boise Cascade Corp...............................     8,658
     180,400   Borg-Warner Automotive, Inc......................     9,381
      81,900   Chase Manhattan Corp.............................     8,968
     337,900   COMSAT Corp......................................     8,194
     365,000   Danka Business Systems plc.......................     5,817
  (a)623,300   Data General Corp................................    10,869
  (a)535,300   Egghead, Inc.....................................     3,479
      37,100   Enhance Financial Services Group, Inc............     2,207
     117,300   FINOVA Group, Inc................................     5,828
     128,400   General Signal Corp..............................     5,417
  (a)456,900   GenRad, Inc......................................    13,793
     121,500   Georgia-Pacific Corp.............................     7,381
  (a)121,500   Georgia-Pacific Corp. (Timber Group).............     2,757
     217,700   Houghton Mifflin Co..............................     8,354
     200,000   IBP, Inc.........................................     4,187
     129,300   MBIA, Inc........................................     8,639
  (a)255,000   NCR Corp.........................................     7,092
  (a)174,900   Noble Drilling Corp..............................     5,356
     158,500   Penncorp Financial Group, Inc....................     5,656
     324,500   Pharmacia & Upjohn, Inc..........................    11,885
     390,100   Philip Morris Cos., Inc..........................    17,676
      99,300   Tecumseh Products Co. `A'........................     4,841

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)
     178,600   Tenneco, Inc.....................................  $  7,055
     199,100   Terra Nova (Bermuda) Holdings Ltd., `A'..........     5,226
     166,100   The B.F. Goodrich Co.............................     6,883
     205,600   Tupperware Corp..................................     5,731
     197,200   United Dominion Industries.......................     4,992
  (a)151,800   United Meridian Corp.............................     4,269
     199,100   UST Corp.........................................     5,525
                                                                  --------
                                                                   232,090
                                                                  --------
TOTAL COMMON STOCKS (COST $551,567).............................   546,708
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENTS (9.4%)
  U. S. TREASURY SECURITY (4.9%)
$     28,000   U.S. Treasury Bill 1/2/98........................    28,000
                                                                  --------
  REPURCHASE AGREEMENT (4.5%)
      25,400   Chase Securities, Inc., 5.95%, dated 12/31/97,
                 due 1/2/98, to be repurchased at $25,408,
                 collateralized by $20,225 U.S. Treasury Bonds,
                 8.125%, due 8/15/19, valued at $25,951.........    25,400
                                                                  --------
TOTAL SHORT-TERM INVESTMENTS (COST $53,400).....................    53,400
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (105.5%) (COST $604,967).........   600,108
                                                                  --------
FOREIGN CURRENCY (0.3%)
   AUD 1,787   Australian Dollar................................     1,164
  IEP    283   Irish Punt.......................................       403
   NZD   154   New Zealand Dollar...............................        89
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $1,727)............................     1,656
                                                                  --------
TOTAL INVESTMENTS (105.8%) (COST $606,694)......................   601,764
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.8%)...................   (33,126)
                                                                  --------
NET ASSETS (100%)...............................................  $568,638
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -----------  ---------  -----------------
 $   2,894   $   2,894      1/2/98   FIM 15,685   $   2,878      $     (16)
 $   3,350       3,350      1/5/98    GBP 2,025       3,327            (23)
             ---------                            ---------            ---
             $   6,244                            $   6,205      $     (39)
             =========                            =========

---------------

FIM   --  Finnish Markka
GBP   --  British Pound

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Finance..........................................................................  $ 107,480         18.9%
Consumer Staples.................................................................     84,164         14.8
Consumer Cyclical................................................................     51,750          9.1
Capital Equipment................................................................     48,338          8.5
Technology.......................................................................     44,926          7.9
Basic Industry...................................................................     43,220          7.6
Retail...........................................................................     37,533          6.6
Telecommunications...............................................................     36,395          6.4
Services.........................................................................     26,728          4.7
Utilities (Electric & Gas).......................................................     25,591          4.5
Healthcare.......................................................................     14,217          2.5
Consumer Durable.................................................................      9,875          1.7
Energy...........................................................................      9,667          1.7
Transportation...................................................................      6,824          1.2
                                                                                   ---------         ----
                                                                                   $ 546,708         96.1%
                                                                                   =========         ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia                     4.2%
Canada                        4.0%
Denmark                       2.6%
Germany                      12.7%
Italy                         5.7%
Japan                         7.9%
Spain                         5.0%
Sweden                        5.5%
United Kingdom                8.4%
United States                32.4%
Short-Term Investments        6.8%
Other                         4.8%

                                                   TOTAL RETURNS**
                        ---------------------------------------------------------------------
                                                                           AVERAGE ANNUAL
                             SIX MONTHS               ONE YEAR             SINCE INCEPTION
                        ---------------------   ---------------------   ---------------------
                          WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                          SALES       SALES       SALES       SALES       SALES       SALES
                         CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
---------------------------------------------------------------------------------------------
Class A Shares            -2.51%       2.39%      -3.97%       0.77%       5.28%       6.31%
---------------------------------------------------------------------------------------------
Class B+  Shares          -2.00%       1.99%      -3.77%       0.07%       2.64%       3.83%
---------------------------------------------------------------------------------------------
Class C  Shares            0.99%       1.99%      -0.89%       0.07%       5.47%       5.47%
---------------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index:
  Class A & C Shares       N/A         2.52%       N/A         1.40%       N/A         7.51%
  Class B Shares           N/A         2.52%       N/A         1.40%       N/A         3.54%
---------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.

The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States excluding withholding tax.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                        PERCENT OF
SECURITY                                    CURRENCY    NET ASSETS
--------                                  ------------  ----------
U.S. Treasury Note 7.25%, 5/15/04         U.S. Dollar       14.1%
U.S. Treasury Bond 8.125%, 8/15/19        U.S. Dollar        8.8%
United Kingdom 9.50%, 4/18/05               British          6.1%
                                             Pound
Swedish Government 6.00%, 2/9/05            Swedish          5.5%
                                             Krona
U.S. Treasury Note 5.125%, 11/30/98       U.S. Dollar        4.9%

TOP FIVE CURRENCY DENOMINATIONS

                         VALUE      PERCENT OF
CURRENCY                 (000)      NET ASSETS
--------              -----------  -------------
U.S. Dollar            $   3,724         32.4%
German Mark                1,209         12.7%
British Pound                799          8.4%
Japanese Yen                 747          7.9%
Italian Lira                 543          5.7%

The Global Fixed Income Fund seeks to produce an attractive real rate of return while preserving capital by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. For the six months ended December 31, 1997, the Fund achieved a total return of 2.39 percent (Class A shares at net asset value). By comparison, the J.P. Morgan Traded Global Bond Index returned 2.52 percent during the same period.

Global fixed-income markets in every country rallied during the second half of 1997. After a solid third quarter, the market began to focus on the likely impact of the Asian economic crisis. A consensus view emerged that the region's problems would reduce world economic growth and that the devaluation of Asian currencies would increase competitive pressures globally, thereby keeping inflation in check. Both developments are positive for bond markets.

In Japan, where the Asian impact is expected to be greatest, 10-year bond yields fell 82 basis points despite concerns about the financial sector, particularly the high-profile collapse of Yamaichi Securities in November. U.S. Treasury bonds also benefited from their "safe haven" status, benign inflation data, and the belief that any tightening in monetary policy by the Federal Reserve Board was now on hold despite evidence of strong economic activity. As a result, the yield on 10-year Treasuries fell 83 basis points, taking the long bond close to
5.90 percent. Bonds in Australia also performed well as a result of the ongoing Asian crisis, and 10-year yields fell 106 basis points.

Although European bond markets benefited from developments in Asia, the continued political move towards monetary union was the dominant theme, as reflected in the further yield convergence of higher-yielding markets towards Germany. Italian and Spanish bonds rallied strongly, and their 10-year yields fell 115 and 81 basis points, respectively. Both markets responded positively to interest-rate cuts in December, and Italy received a further boost from the final approval of its 1998 budget. Attention also shifted to those countries that may be part of the second stage of European Monetary Union, with yields in the U.K. and Sweden contracting dramatically towards Germany. Bonds in core European markets were the poorest performers, although 10-year

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
                                                                             25

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

yields still declined by 25 to 37 basis points. However, the drop in rates in core European markets was part of an overall flattening of the curve, as yields at the short-end rose in response to monetary tightening early in the fourth quarter.

In a continuation of the trend in place during the first half of the year, bond market returns in U.S. dollar terms were significantly reduced as the dollar gained on its "safe haven" status. During the reporting period, the dollar rose
3.1 percent versus the Deutsche mark and 12.4 percent against the Japanese yen. The Australian and New Zealand dollars fared particularly poorly, falling 13.4 percent and 14.8 percent against the American dollar, respectively.

These developments resulted in a 2.5 percent return in the second half of 1997 for the J.P. Morgan Global Government Bond Index. During the period, the Fund benefited from its overweighting to higher-yielding European, Australian, Irish, and U.K. bonds. On the currency side, the Fund benefited from its overweighting to the U.S. dollar at the expense of the Japanese yen. The duration of the Fund at the end of December was 4.8 years. This slightly short duration was mainly a result of our Japanese position and was a negative factor.

Strategy changes included a reduction in exposure to Japanese bonds, with proceeds being placed in the Australian market. A position in the 5-year U.S. Treasury inflation-protected security was also purchased to take advantage of its relative cheapness. On the currency front, there was a 2 percent reduction in our underweighting of the Japanese yen in favor of the U.S. dollar. Other moves included small increases in exposure to the Spanish peseta and Swedish krona.

Although the Asian crisis will hinder economic growth, expansions in Europe and North America are expected to continue. In the United States, the Asian crisis should help lower economic growth to a more sustainable pace. This reduction, combined with the likely downward pressure on the prices of goods resulting from the increased competitiveness of Asian exporters, will act to prevent any near-term tightening on the part of the Federal Reserve. U.S. labor markets are very tight, however, and the prospect remains for increases in both U.S. wages and service-sector prices. Within Europe, inflation remains low. Competitive exchange rates to the dollar and low interest rates continue to promote a broadening of the recovery. The impact from Asia will also be less pronounced in Europe than in the United States. We therefore remain cautious about increasing interest-rate exposure in North America or Europe at the current time. In Japan, we retain the view that the exceptionally low levels of Japanese yields offer minimal value despite the dire state of its economy.

IMPORTANT FUND UPDATE
On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen American Capital Global Government Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to June 30, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

Your Fund and the Van Kampen American Capital Global Government Securities Fund have similar investment objectives and similar investment policies and practices, and are managed by the same portfolio management team, with the addition of Richard B. Worley. Both funds seek a high level of current income while preserving capital, and both funds invest primarily in the debt securities of issuers located in at least three different countries in attempting to achieve their investment objectives.

J. David Germany                           Michael B. Kushma
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Paul F. O'Brien                            Richard B. Worley
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (91.0%)
  AUSTRALIAN DOLLAR (4.2%)
    GOVERNMENT BONDS
 AUD    250   Government of Australia 9.00%, 9/15/04...........  $  191
        100   Government of Australia 7.50%, 9/15/09...........      72
                                                                 ------
                                                                    263
                                                                 ------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS-GLOBAL
        200   Federal National Mortgage Association 6.50%,
                7/10/02........................................     133
                                                                 ------
  TOTAL AUSTRALIAN DOLLAR......................................     396
                                                                 ------
  BRITISH POUND (8.4%)
    GOVERNMENT BONDS
 GBP    300   United Kingdom 9.50%, 4/18/05....................     579
        110   United Kingdom 8.00%, 6/7/21.....................     220
                                                                 ------
  TOTAL BRITISH POUND..........................................     799
                                                                 ------
  CANADIAN DOLLAR (4.0%)
    GOVERNMENT BONDS
 CAD    300   Government of Canada 7.50%, 3/1/01...............     223
        180   Government of Canada 8.75%, 12/1/05..............     151
                                                                 ------
  TOTAL CANADIAN DOLLAR........................................     374
                                                                 ------
  DANISH KRONE (2.6%)
    GOVERNMENT BOND
 DKK  1,500   Kingdom of Denmark 8.00%, 5/15/03................     247
                                                                 ------
  GERMAN MARK (12.7%)
    CORPORATE BONDS
 DEM    150   KFW International Finace, Inc. 7.50%, 1/24/00....      88
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................     119
                                                                 ------
                                                                    207
                                                                 ------
    GOVERNMENT BONDS
        200   Deutschland Republic 6.25%, 1/4/24...............     117
        450   German Unity Fund 8.00%, 1/21/02.................     280
        450   Treuhandanstalt 7.00%, 11/25/99..................     265
        540   Treuhandanstalt 7.50%, 9/9/04....................     340
                                                                 ------
                                                                  1,002
                                                                 ------
  TOTAL GERMAN MARK............................................   1,209
                                                                 ------
  IRISH PUNT (2.6%)
    GOVERNMENT BOND
IEP     150   Government of Ireland 8.00%, 8/18/06.............     249
                                                                 ------
  ITALIAN LIRA (5.7%)
    GOVERNMENT BONDS
ITL 400,000   Buoni Poliennali Del Tes 10.00%, 8/1/03..........     276
    150,000   Buoni Poliennali Del Tes 9.50%, 1/1/05...........     104
    230,000   Buoni Poliennali Del Tes 9.50%, 2/1/06...........     163
                                                                 ------
  TOTAL ITALIAN LIRA...........................................     543
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

  JAPANESE YEN (7.9%)
    EUROBONDS
JPY  25,000   Export Import Bank of Japan 4.38%, 10/1/03.......  $  222
     27,000   Japan Development Bank 6.50%, 9/20/01............     248
     30,000   World Bank 4.75%, 12/20/04.......................     277
                                                                 ------
  TOTAL JAPANESE YEN...........................................     747
                                                                 ------
  SPANISH PESETA (5.0%)
    GOVERNMENT BONDS
ESP  50,000   Spanish Government 8.30%, 12/15/98...............     339
     20,000   Spanish Government 7.40%, 7/30/99................     137
                                                                 ------
  TOTAL SPANISH PESETA.........................................     476
                                                                 ------
  SWEDISH KRONA (5.5%)
    GOVERNMENT BOND
SEK   4,100   Swedish Government 6.00%, 2/9/05.................     520
                                                                 ------
  UNITED STATES DOLLAR (32.4%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.4%)
    U.S. TREASURY BONDS
$       665   8.125%, 8/15/19..................................     832
         40   7.625%, 2/15/25..................................      49
                                                                 ------
                                                                    881
                                                                 ------
    U.S. TREASURY NOTES
        465   5.125%, 11/30/98.................................     463
        200   6.25%, 10/31/01..................................     204
        192   3.625%, 7/15/02 (Inflation Indexed)..............     191
      1,238   7.25%, 5/15/04...................................   1,336
                                                                 ------
                                                                  2,194
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   3,075
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $8,661)....................   8,635
                                                                 ------
SHORT-TERM INVESTMENT (6.8%)
  REPURCHASE AGREEMENT (6.8%)
    UNITED STATES DOLLAR
        649   Chase Securities, Inc., 5.95%, dated 12/31/97,
                due 1/2/98, to be repurchased at $649,
                collateralized by $660 U.S. Treasury Notes,
                5.625%, due 2/15/06, valued at $667 (COST
                $649)..........................................     649
                                                                 ------
FOREIGN CURRENCY (0.0%)
JPY     713   Japanese Yen (COST $6)...........................       6
                                                                 ------
TOTAL INVESTMENTS (97.8%) (COST $9,316)........................   9,290
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)...................     203
                                                                 ------
NET ASSETS (100%)..............................................  $9,493
                                                                 ======

---------------

Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
ITL        26  $      --      1/2/98   $          --  $      --      $      --
ESP    10,000         65      1/9/98   $          68         68              3
$          29         29      1/9/98   ESP     4,345         28             (1)
AUD       500        326     1/16/98   $         338        338             12
IEP       170        242     1/16/98   $         250        250              8
SEK       540         68     1/16/98   $          69         69              1
GBP        52         85     1/16/98   $          87         87              2
$          39         39     1/16/98   CAD        55         39             --
$         176        176     1/16/98   DEM       311        173             (3)
               ---------                              ---------      ---------
               $   1,030                              $   1,052      $      22
               =========                              =========      =========

---------------

AUD   --  Australian Dollar
GBP   --  British Pound
CAD   --  Canadian Dollar
DEM   --  German Mark
IEP   --  Irish Punt
ITL   --  Italian Lira
ESP   --  Spanish Peseta
SEK   --  Swedish Krona

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             2.8%
Hong Kong        38.9%
India             6.4%
Indonesia         3.0%
Korea             3.1%
Malaysia          4.5%
Philippines       5.4%
Singapore        15.1%
Taiwan           15.3%
Thailand          1.6%
Other             3.9%

                                                           TOTAL RETURNS**
                                ---------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL
                                     SIX MONTHS               ONE YEAR             SINCE INCEPTION
                                ---------------------   ---------------------   ---------------------
                                  WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                                  SALES       SALES       SALES       SALES       SALES       SALES
                                 CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
-----------------------------------------------------------------------------------------------------
Class A Shares                   -52.82%     -49.96%     -52.14%     -49.22%      -7.89%      -6.68%
-----------------------------------------------------------------------------------------------------
Class B+ Shares                  -52.66%     -50.17%     -52.15%     -49.64%     -25.93%     -25.01%
-----------------------------------------------------------------------------------------------------
Class C Shares                   -50.64%     -50.14%     -50.11%     -49.61%      -7.34%      -7.34%
-----------------------------------------------------------------------------------------------------
MSCI CFEF ex-Japan
Index:
  Class A & C Shares               N/A       -45.59%       N/A       -45.48%       N/A        -3.67%
  Class B Shares                   N/A       -45.59%       N/A       -45.48%       N/A       -19.84%
-----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.

The Morgan Stanley Capital International (MSCI) Combined Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                PERCENT OF
ISSUER                              COUNTRY     NET ASSETS
------                             ---------  --------------
Cheung Kong Holdings Ltd.          Hong Kong         10.6%
HSBC Holdings plc                  Hong Kong          5.5%
Hutchinson Whampoa Ltd.            Hong Kong          5.4%
China Light & Power Co., Ltd.      Hong Kong          5.3%
Asustek Computer, Inc.              Taiwan            4.1%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Finance               $  48,957        37.8%
Capital Equipment        19,358        14.9%
Energy                   14,948        11.5%
Consumer Goods           14,199        11.0%
Services                 12,207         9.4%

The investment objective of the Asian Growth Fund is long-term capital appreciation through investments primarily in equity securities of Asian issues, excluding Japan.

    For the six months ended December 31, 1997, the Fund generated a total return of -49.96 percent for the Class A shares at net asset value, as compared to a total return of -45.59 percent for the Morgan Stanley Capital International
(MSCI) Combined Far East Free ex-Japan Index.

Asian markets continued to witness steep losses in the second half of 1997, with the MSCI Combined Far East Free ex-Japan Index recording a decline of 45.6 percent. None of the Asian equity markets posted a positive return during the reporting period. In relative terms, the region's "best" performers were Taiwan (-26.5 percent) and Hong Kong (-31.4 percent). Five of the nine countries encompassing the Index suffered declines of more than 50 percent, including Indonesia (-75.9 percent), Korea (-70.2 percent), Malaysia (-64.2 percent), Thailand (-60.3 percent), and the Philippines (-57.8 percent).

The Asian crisis is the result of excessive credit creation throughout the region. However, the trigger for the collapse was the de-pegging of the Thai baht on July 2, a move that forced regional currencies and equity markets into vicious downward spirals. In Thailand, the devaluation in the baht was exacerbated by the country's large current-account deficit and the substantial amount of unhedged U.S.-dollar corporate loans. Despite a change of government and a bailout package led by the International Monetary Fund (IMF), the Thai stock market was down nearly 90 percent from its peak two years ago. While the IMF has been successful in closing shaky financial institutions, an absence of confidence in the Thai currency and illiquidity in most stocks led many international investors to desert Thailand's equity market.

The currency depreciation in Thailand quickly spread to other Southeast Asian countries. Most severely impacted was Indonesia. Despite significant improvements on the country's macro-economic front in recent years, the rapid erosion of domestic and foreign confidence in the economy and the rupiah brought the currency down 56 percent by year end. Indonesian corporations and banks with large exposure to U.S. dollar-denominated debt deepened the currency crisis. Meanwhile, skyrocketing domestic interest rates hastened the pace of corporate bankruptcies. The ensuing economic downturn, as well as concerns about the health of Indonesia's ailing patriarch President Suharto, dampened market sentiment as the reporting period ended.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

The contagion effect that lashed Southeast Asia subsequently transmitted to Northeast Asia, with the Korean won depreciating by 47 percent. In the fourth quarter, the Korean stock market declined sharply amid concerns about the credit quality of the country's financial sector and the ability of Korean corporations to repay foreign short-term obligations. Korea's economic downturn was a result of excessive expansion and over-leverage by Korean chaebols (business conglomerates), which comprise over 70 percent of the country's gross domestic product. Several large chaebols, including Sammi, Hanbo, Kia, and Jinro, entered into court receivership with debt-to-equity ratios well above 500 percent. In the latter part of the year, the IMF stepped in and Korea was forced to undertake quick liberalization and reform measures, including the opening of its capital markets.

Even Hong Kong did not escape unscathed from the regional turmoil. Although its currency board system meant that the Hong Kong dollar remain pegged to the U.S. dollar, the cost was levied through a sharp rise in interest rates. The equity market, dominated by interest-sensitive stocks in the property and banking sectors, reversed the 20 percent return it had posted through September and plummeted to a final -25 percent performance for the year. Hong Kong property prices, among the most expensive in the world, fell 30 percent in four months as asset deflation replaced currency depreciation.

As the initial equity-market victims in ASEAN (a trade group of eight Southeast Asian nations) remain nearly 70 percent below their peaks, focus has now shifted to Northeast Asia. The imminent demise of the Korean economy (the 11th largest in the world) has awakened global investors to the risks of a worldwide contagion and begun to elicit concerted responses from the United States and the international community.

As other Asian currencies and markets fall, however, remaining markets such as Hong Kong, Singapore, and Taiwan look relatively more expensive and vulnerable. In particular, Hong Kong's currency peg to the U.S. dollar is exacting a heavy toll on its economy. There also remains a risk that an economic slowdown in China may compound the already-difficult economic conditions in Hong Kong. Should China falter, Taiwan would be seriously impacted. Already, Taiwan is experiencing weakness in its technology and electronics sectors. Any fallout in the electronics area will also cause problems for Singapore, which already is contending with the devastation of its ASEAN trading partners.

As a result of these risks, we would look to reduce our exposure to Hong Kong and China. We also seek to hedge our currency exposure to the Hong Kong dollar, the New Taiwan dollar, and the Singapore dollar. Concurrently, we would be seeking to put money to work in selected stocks in the more devastated markets that are beginning to offer compelling values for the patient investor.

We anticipate 1998 to be a very difficult year for the region. The effect of the fallout on the regional markets is just beginning to filter through to the real economy, and the year likely will be marked by corporate collapses and massive layoffs. In turn, many Asian nations could experience economic recession as well as political and social unrest.

Although there are no signs of stabilization for equity prices or currency values, and despite the ongoing crisis of confidence, the speed at which some of the regional currencies and markets are sliding would indicate a climatic condition. Under these circumstances, it is our view that now is not the time for serious investors to exit these markets. Indeed, investors with the luxury of a longer-term horizon may stand to reap massive long-term gains by capitalizing on this monumental meltdown in the Asian markets. Our strategy will be to concentrate on identifying and acquiring those companies that represent irreplaceable franchises and that are currently available at bargain-basement prices.

Vinod Sethi                                Ean Wan Chin
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

COMMON STOCKS (95.8%)
  CHINA (2.8%)
      3,179,000   Qingling Motors Co., `H'.........................  $  1,559
         65,340   Shenzhen Fangda Co., Ltd. `B'....................        75
   (a)5,792,000   Zhejiang Expressway Co., Ltd. `H'................     1,173
   (a)2,416,000   Zhejiang Southeast Electric Power Co., Ltd.
                    `B'............................................       778
                                                                     --------
                                                                        3,585
                                                                     --------
  HONG KONG (38.9%)
      2,102,000   Cheung Kong Holdings Ltd.........................    13,767
      1,235,000   China Light & Power Co., Ltd.....................     6,853
        806,000   Dao Heng Bank Group Ltd..........................     2,013
      1,461,800   Hong Kong Telecommunications Ltd.................     3,009
        290,400   HSBC Holdings plc................................     7,158
      1,107,600   Hutchison Whampoa Ltd............................     6,947
      2,528,700   Ng Fung Hong Ltd.................................     2,659
        115,000   Shanghai Industrial Holdings Ltd.................       427
        569,900   Sun Hung Kai Properties Ltd......................     3,971
        518,000   Swire Pacific Ltd. `A'...........................     2,841
         47,000   Television Broadcasting Ltd......................       134
      1,629,000   Zhenhai Refining & Chemical Co...................       678
                                                                     --------
                                                                       50,457
                                                                     --------
  INDIA (6.4%)
        133,700   Bharat Heavy Electricals Ltd.....................     1,207
         40,000   Castrol Ltd......................................       760
         30,000   Container Corp. of India Ltd.....................       322
      (a)25,000   Hoechst Marion Roussel Ltd.......................       215
         42,000   Housing Development Finance Corp., Ltd...........     3,297
         12,800   SmithKline Beecham Consumer Healthcare Ltd.......       107
        211,450   State Bank of India..............................     1,311
        135,000   Tata Engineering & Locomotive Co., Ltd...........     1,020
                                                                     --------
                                                                        8,239
                                                                     --------
  INDONESIA (3.0%)
         68,000   Bat Indonesia (Foreign)..........................       321
        227,000   Gudang Garam (Foreign)...........................       346
      (a)57,500   Gulf Indonesia Resources Ltd. (Foreign)..........     1,265
   (a)6,445,000   Makindo Tbk (Foreign)............................     1,143
      1,123,500   Telekomunikasi (Foreign).........................       597
         34,000   Unilever Indonesia (Foreign).....................       186
                                                                     --------
                                                                        3,858
                                                                     --------
  KOREA (2.8%)
      (e)17,082   Housing & Commercial Bank GDR (Foreign)..........        90
         (d)200   Korea Mobile Telecommunications Corp.............        60
         19,537   LG Information & Communication (Foreign).........       547
      (d)27,462   Pohang Iron & Steel Ltd. (Foreign)...............       766
         80,909   Samsung Electronics Co. (Foreign)................     1,833
      (a)24,095   Samsung Electronics Co. GDR (New)................       342
                                                                     --------
                                                                        3,638
                                                                     --------
  MALAYSIA (4.5%)
        154,000   Dialog Group Bhd.................................       265
        414,400   Genting Bhd......................................     1,039
         53,000   Kuala Lumpur Kepong Bhd..........................       114
        276,000   Telekom Malaysia Bhd.............................       816

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

      1,612,000   Tenaga Nasional Bhd..............................  $  3,440
        149,000   United Engineers Bhd.............................       124
                                                                     --------
                                                                        5,798
                                                                     --------
  PHILIPPINES (5.4%)
      3,663,496   Ayala Land, Inc. `B'.............................     1,447
   (a)2,775,000   Fil-Estate Land, Inc.............................        81
        411,965   Manila Electric `B'..............................     1,363
   (a)5,610,000   Music Corp.......................................     2,009
        786,000   San Miguel Corp. `B'.............................       960
      8,158,180   SM Prime Holdings, Inc...........................     1,209
                                                                     --------
                                                                        7,069
                                                                     --------
  SINGAPORE (15.1%)
      (a)93,600   Creative Technology Ltd..........................     2,059
        223,500   Development Bank of Singapore (Foreign)..........     1,914
        269,000   Electronic Resources Ltd.........................       274
     (a)589,000   NatSteel Ltd.....................................       757
        865,238   Oversea-Chinese Banking Corp. (Foreign)..........     5,043
        584,000   Parkway Holdings Ltd.............................     1,320
        207,400   Singapore Press Holdings (Foreign)...............     2,602
        902,000   United Overseas Bank Ltd. (Foreign)..............     5,016
        155,000   Venture Manufacturing Ltd........................       433
      (a)12,000   Want Want Holdings...............................        16
         93,000   Wing Tai Holdings Ltd............................       109
                                                                     --------
                                                                       19,543
                                                                     --------
  TAIWAN (15.3%)
     (a)319,000   Asustek Computer, Inc............................     5,055
      (a)16,600   Asustek Computer, Inc., GDR......................       265
        322,000   Cathay Construction Corp.........................       367
     (a)218,950   China Development Corp...........................       624
     (a)951,383   Compal Electronics, Inc..........................     2,770
     (a)106,000   Delpha Construction Co., Ltd.....................       159
         97,000   Delta Electronics, Inc...........................       387
      2,714,287   Far Eastern Textile, Ltd.........................     2,945
     (a)680,000   Hon Hai Precision Industry.......................     3,439
     (a)312,500   Kuoyang Construction.............................       589
     (a)338,000   Pou Chen Corp....................................     1,388
        788,000   Siliconware Precision Industries Co..............     1,860
                                                                     --------
                                                                       19,848
                                                                     --------
  THAILAND (1.6%)
         15,000   Advanced Info Service Public Co., Ltd.
                    (Foreign)......................................        72
   (a,d)115,000   Bangkok Expressway Public Co., Ltd. (Foreign)....        64
      (d)29,000   BEC World Public Co., Ltd. (Foreign).............       116
     (d)200,900   CVD Entertainment Public Co., Ltd. (Foreign).....       105
        947,700   Eastern Water Resources Development Public Co.,
                    Ltd............................................       984
      (d)68,700   Nation Multimedia Group Public Co., Ltd.
                    (Foreign)......................................        18
     (d)983,000   National Petrochemical Public Co., Ltd...........       521
      (d)35,000   Thai Storage Battery Public Co., Ltd.
                    (Foreign)......................................        29
     (d)174,900   Thai Theparos Food Product Public Co., Ltd.
                    (Foreign)......................................       169
                                                                     --------
                                                                        2,078
                                                                     --------
TOTAL COMMON STOCKS (COST $158,053)................................   124,113
                                                                     --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

INVESTMENT COMPANY (0.3%)
  KOREA (0.3%)
      (a)58,000   Korea Fund, Inc. (COST $592).....................  $    384
                                                                     --------
TOTAL FOREIGN SECURITIES (96.1%) (COST $158,645)...................   124,497
                                                                     --------

           FACE
         AMOUNT
          (000)
---------------

FOREIGN CURRENCY (1.7%)
    HKD       5   Hong Kong Dollar.................................         1
   INR    4,694   Indian Rupee.....................................       120
    MYR      34   Malaysian Ringgit................................         9
   SGD    3,448   Singapore Dollar.................................     2,050
    TWD     571   Taiwan Dollar....................................        17
                                                                     --------
TOTAL FOREIGN CURRENCY (COST $2,206)...............................     2,197
                                                                     --------
TOTAL INVESTMENTS (97.8%) (COST $160,851)..........................   126,694
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%).......................     2,833
                                                                     --------
NET ASSETS (100%)..................................................  $129,527
                                                                     ========

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
GDR   --  Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)         (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
--------------  ---------  -----------  ------------  ---------  -----------------
HKD     4,634    $    598      1/2/98   $        598  $     598      $      --
MYR     4,437       1,141      1/2/98   $      1,135      1,135             (6)
PHP     9,505         235      1/2/98   $        234        234             (1)
SGD     3,623       2,155      1/2/98   $      2,163      2,163              8
HKD     7,279         939      1/5/98   $        939        939             --
MYR       702         180      1/5/98   $        180        180             --
PHP     1,501          37      1/5/98   $         37         37             --
SGD       192         115      1/5/98   $        115        115             --
THB       166           3      1/5/98   $          3          3             --
MYR     3,718         956      1/6/98   $        953        953             (3)
PHP     3,535          87      1/6/98   $         87         87             --
SGD       444         264      1/6/98   $        263        263             (1)
THB     4,583          95      1/6/98   $         95         95             --
KRW 1,861,500       1,093     2/25/98   $      1,700      1,700            607
SGD    22,204      13,105     3/18/98   $     12,985     12,985           (120)
                ---------                             ---------          -----
                $  21,003                             $  21,487      $     484
                =========                             =========          =====

---------------

HKD   --  Hong Kong Dollar
KRW   --  South Korean Won
MYR   --  Malaysian Ringgit
PHP   --  Philippine Peso
SGD   --  Singapore Dollar
THB   --  Thai Baht

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
--------                                  --------   --------
Finance.................................  $ 48,957      37.8%
Capital Equipment.......................    19,358      14.9
Energy..................................    14,948      11.5
Consumer Goods..........................    14,199      11.0
Services................................    12,207       9.4
Multi-Industry..........................    12,028       9.3
Materials...............................     2,800       2.2
                                          --------      ----
                                          $124,497      96.1%
                                          ========      ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                       7.1%
Building                      5.4%
Computers                     4.6%
Consumer--Retail              6.0%
Consumer--Staples             7.7%
Energy                        7.0%
Financial--Diversified       10.8%
Health Care                   4.9%
Insurance                     5.0%
Technology                    6.6%
Short-Term Investments        8.0%
Other                        26.9%

                                                           TOTAL RETURNS**
                                ---------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL
                                     SIX MONTHS               ONE YEAR             SINCE INCEPTION
                                ---------------------   ---------------------   ---------------------
                                  WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                                  SALES       SALES       SALES       SALES       SALES       SALES
                                 CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
-----------------------------------------------------------------------------------------------------
Class A Shares                     9.98%      16.66%      28.56%      36.39%      16.74%      18.39%
-----------------------------------------------------------------------------------------------------
Class B+ Shares                   11.25%      16.25%      30.41%      35.41%      23.39%      24.30%
-----------------------------------------------------------------------------------------------------
Class C Shares                    15.24%      16.24%      34.48%      35.48%      17.47%      17.47%
-----------------------------------------------------------------------------------------------------
Russell 2500 Small Company
Index:
  Class A & C Shares               N/A        11.78%       N/A        24.35%       N/A        17.23%
  Class B Shares                   N/A        11.78%       N/A        24.35%       N/A        20.63%
-----------------------------------------------------------------------------------------------------
S&P 500 Index:
  Class A & C Shares               N/A        10.58%       N/A        33.36%       N/A        22.01%
  Class B Shares                   N/A        10.58%       N/A        33.36%       N/A        28.00%
-----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.

The Russell 2500 Small Company
Index and S&P 500 Index are
unmanaged indices of common
stocks. The S&P 500 Index assumes
dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUER                                 SECTOR         NET ASSETS
------                          --------------------  ----------
NBTY, Inc.                       Consumer--Staples         1.8%
Valassis Communications, Inc.      Communications          1.6%
Universal Corp.                  Consumer--Staples         1.5%
DIMON, Inc.                      Consumer--Staples         1.4%
Storage Technology Corp.             Computers             1.3%

TOP FIVE SECTORS
                                 VALUE   PERCENT OF
SECTOR                           (000)   NET ASSETS
------                          -------  ----------
Financial--Diversified          $30,913      10.8%
Consumer--Staples                22,234       7.7%
Banking                          20,386       7.1%
Energy                           20,243       7.0%
Technology                       19,077       6.6%

The American Value Fund invests in domestic small- to- medium-sized companies that our research indicates are undervalued, of high quality, and will have the potential to reward the shareholder through high current dividend income. The Fund's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high-quality companies and high-yielding securities will help the Fund perform particularly well in difficult markets.

Our stock selection process favors companies that offer the best value when looking at the trade-off between the price/earnings ratio and the earnings growth rate. Among the companies offering attractive value, we generally favor those with improving near-term business prospects relative to investor expectations. As a way of helping to control risk, the Fund is diversified across the major economic sectors.

For the six months ended December 31, 1997, the Fund generated a total return of
16.66 percent for Class A shares at net asset value, as compared to a total return of 11.78 percent for the Russell 2500 Small Company Index and 10.58 percent for the Standard & Poor's 500-Stock Index.

The Fund's relative performance during the reporting period benefited from stock selection in the finance sector. In particular, North Fork Bancorporation, First of America Bank, and Nationwide Financial Services posted strong returns. Also, the Fund's overweight in energy service stocks (a position that we reduced after the first half of the reporting period) contributed positively to relative performance. Stocks from the food and tobacco sector, including NBTY (vitamins) and Universal (tobacco leaf processing), also produced solid returns. The Fund's underweight in the electric utility sector, as well as mediocre performance from some of our health-care service stocks, had a negative effect on relative returns.

We reduced our bank and thrift holdings toward the end of the reporting period as valuations in the group became expensive. Within the finance sector, we reinvested the bank and thrift proceeds into real estate investment trusts (REITs). Among cyclical stocks, we increased the Fund's presence in housing and furniture-related holdings, while maintaining our underweight in the basic resources sector.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Looking to the future, we believe that returns may fall short of the very strong performance the stock market has delivered during the past three years. While corporate earnings should continue to increase, we believe that the growth rate for corporate profits may decelerate. In this environment, careful attention to earnings risk will become increasingly important. Be assured that this is an area that we monitor closely. But while overall corporate earnings growth may be slowing, we continue to find undervalued stocks that have favorable earnings prospects. Given the availability of such investments, we remain optimistic about the Fund's long-term future. We also recognize, however, that volatility may increase in the near term.

Chris Leavy                  William B. Gerlach           Gary G. Schlarbaum
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

COMMON STOCKS (92.7%)
  AEROSPACE (1.3%)
 (a)29,800   Alliant Techsystems, Inc.........................  $  1,661
 (a)20,600   Coltec Industries, Inc...........................       478
     5,300   Doncasters plc ADR...............................       112
 (a)36,300   Hexcel Corp......................................       905
    10,100   Precision Castparts Corp.........................       609
  (a)2,700   Triumph Group, Inc...............................        90
                                                                --------
                                                                   3,855
                                                                --------
  BANKING (7.1%)
    21,500   Affiliated Community Bancorp, Inc................       812
     5,500   AmSouth Bancorp..................................       299
     9,868   Associated Banc-Corp.............................       544
 (a)21,700   Cadillac Fairview Corp...........................       510
    16,800   City National Corp...............................       621
    61,500   Colonial BancGroup, Inc..........................     2,118
    15,200   Comerica, Inc....................................     1,372
    17,000   Community First Bankshares, Inc..................       905
    28,500   Compass Bancshares, Inc..........................     1,247
    51,400   Dime Bancorp, Inc................................     1,555
    40,000   First Savings Bank of Washington Bancorp, Inc....     1,100
    12,400   Franchise Mortgage Acceptance Co., L.L.C.........       228
    16,200   Long Island Bancorp, Inc.........................       804
    18,100   MAF Bancorp, Inc.................................       640
    53,000   North Fork Bancorp, Inc..........................     1,779
     7,919   Peoples Heritage Financial Group, Inc............       364
     3,400   Prime Bancshares, Inc............................        71
    60,900   Trans Financial, Inc.............................     2,368
    34,800   Webster Financial Corp...........................     2,314
    10,000   Western Bancorp..................................       330
     6,500   Wilmington Trust Corp............................       405
                                                                --------
                                                                  20,386
                                                                --------
  BUILDING (5.4%)
(a)119,300   AFC Cable Systems, Inc...........................     3,549
    74,600   Essex International, Inc.........................     2,219
    43,400   General Cable Corp...............................     1,571
    57,000   Lone Star Industries, Inc........................     3,028
    34,100   Southdown, Inc...................................     2,012
 (a)53,000   Superior TeleCom, Inc............................     1,832
 (a)28,100   USG Corp.........................................     1,377
                                                                --------
                                                                  15,588
                                                                --------
  CAPITAL GOODS (2.5%)
   115,400   AGCO Corp........................................     3,375
    15,900   Case Corp........................................       961
    48,300   Flowserve Corp...................................     1,349
    11,400   IRI International Corp...........................       160
    12,500   Stoneridge, Inc..................................       200
     7,900   Tecumseh Products 'A'............................       385
    18,500   Trinity Industries, Inc..........................       826
                                                                --------
                                                                   7,256
                                                                --------
  CHEMICALS (1.6%)
   108,300   Crompton & Knowles Corp..........................     2,870
    34,200   Lubrizol Corp. (The).............................     1,261
 (a)17,400   Quaker Chemical Corp.............................       329
                                                                --------
                                                                   4,460
                                                                --------

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  COMMUNICATIONS (2.6%)
  (a)6,100   Hirsch International Corp. 'A'...................  $    134
    68,400   Journal Register Co..............................     1,436
    21,200   McClatchy Newspapers, Inc........................       576
 (a)39,200   Nextel Communications Inc., 'A'..................     1,019
(a)121,600   Valassis Communications, Inc.....................     4,499
                                                                --------
                                                                   7,664
                                                                --------
  COMPUTERS (4.6%)
 (a)71,400   Apex PC Solutions, Inc...........................     1,580
  (a)7,700   Box Hill Systems Corp............................        80
 (a)51,300   CHS Electronics, Inc.............................       879
    17,300   Elbit Systems Ltd................................       238
 (a)38,500   InaCom Corp......................................     1,080
    23,200   Quantum Corp.....................................       465
 (a)26,800   SCI Systems, Inc.................................     1,168
 (a)29,000   SMART Modular Technologies, Inc..................       667
    61,300   Storage Technology Corp..........................     3,797
 (a)55,600   Stratus Computer, Inc............................     2,102
 (a)14,400   Tech Data Corp...................................       560
 (a)38,600   Western Digital Corp.............................       620
                                                                --------
                                                                  13,236
                                                                --------
  CONSUMER--DURABLES (4.1%)
    30,300   Arvin Industries, Inc............................     1,009
    42,700   Dan River, Inc. 'A'..............................       702
     9,300   Dana Corp........................................       442
 (a)22,300   Datascope Corp...................................       577
(a)153,400   Furniture Brands Internatioanl, Inc..............     3,145
    48,200   I.C. Isaacs & Co., Inc...........................       488
    13,200   Interface, Inc...................................       383
 (a)27,100   Lear Corp........................................     1,287
   101,800   MascoTech, Inc...................................     1,871
    48,700   Windmere-Durable Holdings, Inc...................     1,099
 (a)25,900   VWR Scientific Products Corp.....................       732
                                                                --------
                                                                  11,735
                                                                --------
  CONSUMER--RETAIL (6.0%)
 (a)13,900   Brylane, Inc.....................................       685
    26,500   Claire's Stores, Inc.............................       515
  (a)1,600   Day Runner, Inc..................................        65
  (a)8,200   Fred Meyer, Inc..................................       298
 (a)80,800   Goody's Family Clothing, Inc.....................     2,197
    27,900   Hughes Supply, Inc...............................       975
 (a)22,000   Neiman Marcus Group, Inc. (The)..................       666
     5,300   Novel Denim Holdings, Ltd........................       106
(a)140,700   Office Depot, Inc................................     3,368
 (a)17,100   Polo Ralph Lauren Corp...........................       416
    93,500   Ross Stores, Inc.................................     3,401
    52,200   Russ Berrie & Co., Inc...........................     1,370
 (a)20,700   Stage Stores, Inc................................       774
    34,700   TJX Companies, Inc...............................     1,193
    16,200   VF Corp..........................................       744
 (a)21,000   Zale Corp........................................       483
                                                                --------
                                                                  17,256
                                                                --------
  CONSUMER--SERVICE & GROWTH (1.2%)
     4,800   Hertz Corp. 'A'..................................       193
(a)105,200   Prime Hospitality Corp...........................     2,143

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  CONSUMER--SERVICE & GROWTH (CONT.)
 (a)23,300   Renters Choice, Inc..............................  $    478
    41,200   Select Appointments Holdings Public Ltd., Co.
               ADR............................................       752
                                                                --------
                                                                   3,566
                                                                --------
  CONSUMER--STAPLES (7.7%)
  (a)5,300   Beringer Wine Estates Holdings, Inc. 'B'.........       201
 (a)82,500   Blyth Industries, Inc............................     2,470
 (a)38,000   Consolidated Cigar Holdings, Inc.................     1,047
 (a)19,600   CTB International Corp...........................       279
    15,000   Dean Foods Co....................................       893
   157,200   DIMON, Inc.......................................     4,127
    50,800   Fresh Del Monte Produce Inc......................       743
    23,100   General Cigar Holdings, Inc......................       492
    40,400   Interstate Bakeries Corp.........................     1,510
(a)154,600   NBTY, Inc........................................     5,160
    13,600   Richfood Holdings, Inc...........................       384
     8,700   Schweitzer-Mauduit International, Inc............       324
    16,000   Standard Commercial Corp.........................       265
   105,500   Universal Corp...................................     4,339
                                                                --------
                                                                  22,234
                                                                --------
  ENERGY (7.0%)
    22,900   Apache Corp......................................       803
  (a)8,500   BJ Services Co...................................       611
     1,800   Black Hills Corp.................................        63
 (a)27,700   Cooper Cameron Corp..............................     1,690
    39,100   Diamond Offshore Drilling, Inc...................     1,882
  (a)8,500   EVI, Inc.........................................       440
 (a)86,300   Global Industries, Ltd...........................     1,467
 (a)27,400   Marine Drilling Cos, Inc.........................       569
    16,200   National Fuel Gas Co.............................       789
    14,700   Nicor, Inc.......................................       620
  (a)7,500   Noble Affiliates, Inc............................       264
    84,800   Noble Drilling Corp..............................     2,597
  (a)8,200   NS Group, Inc....................................       140
 (a)20,600   Ocean Energy, Inc................................     1,016
 (a)28,900   Precision Drilling Corp..........................       704
     6,300   Stolt Comex Seaway, S.A..........................       315
    21,300   Sun Co., Inc.....................................       896
    35,200   Transocean Offshore, Inc.........................     1,696
     8,900   Ultramar Diamond Shamrock Corp...................       284
 (a)11,600   United Meridian Corp.............................       326
 (a)36,100   Varco International, Inc.........................       774
    44,700   Vintage Petroleum, Inc...........................       849
    14,000   Washington Gas Light Co..........................       433
 (a)23,200   Weatherford Enterra, Inc.........................     1,015
                                                                --------
                                                                  20,243
                                                                --------
  ENTERTAINMENT (0.1%)
  (a)9,300   Imax Corp........................................       205
                                                                --------
  FINANCIAL--DIVERSIFIED (10.8%)
    18,600   A.G. Edwards, Inc................................       739
 (a)25,300   AmeriCredit Corp.................................       700
    27,600   Bear Stearns Companies, Inc......................     1,311
    49,500   CIT Group, Inc. (The) 'A'........................     1,596
    10,000   CMAC Investment Corp.............................       604
    43,400   Cousins Properties, Inc. REIT....................     1,272

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

    32,900   Crescent Real Estate Equities Co. REIT...........  $  1,295
 (a)34,300   Delta Financial Corp.............................       459
    34,600   Developers Diversified Realty Corp...............     1,323
    54,300   Duke Realty Investment, Inc. REIT................     1,317
    13,125   Equity Residential Properties Trust..............       664
    45,100   Felcor Suite Hotels, Inc. REIT...................     1,601
 (a)27,200   First Alliance Corp..............................       500
    35,000   First Washinton Realty Trust, Inc................       963
    15,600   Franklin Resources, Inc..........................     1,356
    26,500   Glenborough Realty Trust, Inc....................       785
     6,800   Hartford Life, Inc. 'A'..........................       308
    12,900   Irvine Apartment Communities, Inc. REIT..........       410
    38,000   JDN Realty Corp..................................     1,230
    46,900   Kilroy Realty Corp. REIT.........................     1,348
    37,200   Kimco Realty Corp................................     1,311
     8,900   Lehman Brothers Holdings, Inc....................       454
 (a)79,100   Lexington Corporate Properties, Inc..............     1,221
    48,600   Liberty Property Trust, REIT.....................     1,388
    30,000   Mack-Cali Realty Corp............................     1,230
    58,500   Manufactured Home Communities, Inc. REIT.........     1,580
    32,000   Money Store, Inc. (The)..........................       672
    16,300   Nationwide Health Properties, Inc................       416
     3,400   Post Properties, Inc.............................       138
    19,400   Security Capital Group Inc. 'B'..................       631
     9,600   Security Capital Industrial Trust................       239
    12,400   SL Green Realty Corp.............................       322
    30,600   Spieker Properties, Inc. REIT....................     1,312
  (a)8,200   T&W Financial Corp...............................       136
     5,250   Wellsford Realty Properties Inc..................        82
                                                                --------
                                                                  30,913
                                                                --------
  HEALTH CARE (4.9%)
    17,500   Bergen Brunswig Corp., 'A'.......................       737
 (a)25,800   Del Global Technologies Corp.....................       258
  (a)4,000   Dental Care Alliance, Inc........................        42
 (a)32,200   ESC Medical Systems Ltd..........................     1,248
 (a)81,200   FPA Medical Management, Inc......................     1,512
(a)108,500   Healthdyne Technologies, Inc.....................     2,211
 (a)27,300   Hologic, Inc.....................................       565
    26,800   ICN Pharmaceuticals, Inc.........................     1,308
  (a)9,200   Laser Industries, Ltd............................       252
    39,300   Mylan Laboratories, Inc..........................       823
 (a)40,800   Physician Sale & Service, Inc....................       877
 (a)13,600   Universal Health Services, Inc...................       685
(a)128,000   VIVUS, Inc.......................................     1,360
 (a)10,600   Watson Pharmaceuticals, Inc......................       344
 (a)45,800   Wellpoint Health Networks, Inc...................     1,935
                                                                --------
                                                                  14,157
                                                                --------
  INDUSTRIAL (1.3%)
    13,200   Ameron, Inc......................................       835
    19,500   Barnes Group, Inc................................       444
(a)160,600   Philip Services Corp.............................     2,309
                                                                --------
                                                                   3,588
                                                                --------
  INSURANCE (5.0%)
    58,258   AmerUs Life Holdings, Inc. 'A'...................     2,148
 (a)79,000   Bethlehem Steel Corp.............................       681
 (a)56,400   ESG Re Ltd.......................................     1,325

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  INSURANCE (CONT.)
    56,100   Everest Reinsurance Holdings, Inc................  $  2,314
    39,400   EXEL Ltd.........................................     2,497
    54,900   Nationwide Financial Services, Inc., 'A'.........     1,983
    19,200   Old Republic International Corp..................       714
    16,600   Reliance Group Holdings, Inc.....................       234
 (a)78,600   Stirling Cooke Browm Holdings Ltd................     1,926
    10,200   Torchmark Corp...................................       429
                                                                --------
                                                                  14,251
                                                                --------
  METALS (1.7%)
    88,300   AK Steel Holding Corp............................     1,562
    76,200   Barrick Gold Corp................................     1,419
    72,600   Homestake Mining Co..............................       644
 (a)46,900   NatSteel Corp. 'B'...............................       542
    22,700   USX-U.S. Steel Group, Inc........................       709
                                                                --------
                                                                   4,876
                                                                --------
  MISCELLANEOUS (0.9%)
    39,800   S & P Mid Cap 400 Depositary Receipts............     2,550
                                                                --------
  PAPER & PACKAGING (0.4%)
  (a)7,500   Owens-Illinois, Inc..............................       284
    27,500   P.H. Glatfelter Co...............................       512
    10,900   Potlatch Corp....................................       469
                                                                --------
                                                                   1,265
                                                                --------
  RESTAURANTS (0.7%)
    53,700   Applebee's International, Inc....................       970
    80,000   Friendly Ice Cream Corp..........................       930
                                                                --------
                                                                   1,900
                                                                --------
  SERVICES (3.1%)
 (a)18,000   AccuStaff, Inc...................................       414
    20,300   Bowne & Co.......................................       810
 (a)49,600   CDI Corp.........................................     2,269
    38,000   Danka Business Systems plc.......................       606
  (a)5,300   Data Processing Resources Corp...................       135
 (a)14,900   Fiserv, Inc......................................       732
    27,000   Herman Miller, Inc...............................     1,473
    26,800   Ogden Corp.......................................       755
     1,000   True North Communications, Inc...................        25
  (a)8,100   USA Waste Services, Inc..........................       318
 (a)67,700   U.S. Office Products Co..........................     1,329
                                                                --------
                                                                   8,866
                                                                --------
  TECHNOLOGY (6.6%)
  (a)1,600   Aspen Technologies, Inc..........................        55
 (a)69,400   Avid Technology, Inc.............................     1,856
 (a)60,600   Boston Technology, Inc...........................     1,522
(a)113,000   Cidco, Inc.......................................     2,204
 (a)41,700   Comverse Technology, Inc.........................     1,626
  (a)3,400   Electro Scientific Industries, Inc...............       129
 (a)12,000   Electronics for Imaging, Inc.....................       200
 (a)48,600   Etec Systems, Inc................................     2,260
 (a)93,700   HMT Technology Corp..............................     1,218
 (a)13,300   KLA-Tencor Corp..................................       514
 (a)13,800   Lattice Semiconductor Corp.......................       654

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

 (a)38,700   MicroAge, Inc....................................  $    583
 (a)62,500   Procom Technology, Inc...........................       988
    16,000   Park Electrochemical Corp........................       454
 (a)10,400   Semitool, Inc....................................       136
(a)108,900   Symantec Corp....................................     2,389
    27,750   Tektronix, Inc...................................     1,101
 (a)34,900   Teradyne, Inc....................................     1,117
  (a)1,800   Veritas DGC, Inc.................................        71
                                                                --------
                                                                  19,077
                                                                --------
  TRANSPORTATION (3.0%)
    38,800   Air Express International Corp...................     1,183
    36,400   Arnold Industries, Inc...........................       628
 (a)92,200   Atlas Air, Inc...................................     2,213
     5,700   C.H. Robinson Worldwide, Inc.....................       128
    66,900   CNF Transportation, Inc..........................     2,567
 (a)15,000   Jevic Transportation, Inc........................       242
  (a)8,900   Midway Airlines, Corp............................       135
    43,000   USFreightways Corp...............................     1,398
                                                                --------
                                                                   8,494
                                                                --------
  UTILITIES (3.1%)
 (a)22,900   CalEnergy Co., Inc...............................       658
    18,000   Cinergy Corp.....................................       690
    10,500   Eastern Entreprises..............................       472
    26,200   Illinova Corp....................................       706
    16,800   Minnesota Power & Light Co.......................       732
    28,400   New Century Energies, Inc........................     1,361
    21,200   New York State Electric & Gas Corp...............       753
    16,300   ONEOK, Inc.......................................       658
    22,200   Pinnacle West Capital Corp.......................       941
    45,200   Public Service Co. of New Mexico.................     1,071
     5,300   SJW Corp.........................................       321
    19,600   Washington Water Power Co........................       476
                                                                --------
                                                                   8,839
                                                                --------
TOTAL COMMON STOCKS (COST $251,360)...........................   266,460
                                                                --------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENT (8.0%)
  REPURCHASE AGREEMENT (8.0%)
$   22,945   Chase Securities, Inc., 5.95%, dated 12/31/97,
               due 1/2/98, to be repurchased at $22,953,
               collateralized by $23,205 U.S. Treasury Notes,
               5.25%, due 1/31/01, valued at $23,432 (COST
               $22,945).......................................    22,945
                                                                --------
TOTAL INVESTMENTS (100.7%) (COST $274,305)....................   289,405
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%).................    (2,156)
                                                                --------
NET ASSET (100%)..............................................  $287,249
                                                                ========

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment                      25.0%
Consumer Products--Miscellaneous       25.8%
Energy                                  7.5%
Finance                                18.0%
Materials                               4.7%
Services                                4.8%
Short-Term Investments                 14.2%

                            TOTAL RETURNS
                           SINCE INCEPTION
                             (7/7/97)**
                          -----------------
                           WITH      WITHOUT
                          SALES      SALES
                          CHARGE*    CHARGE
-------------------------------------------
Class A Shares            -4.02%      1.84%
-------------------------------------------
Class B Shares            -3.49%      1.51%
-------------------------------------------
Class C Shares             0.43%      1.43%
-------------------------------------------
S&P 500 Index:             N/A        7.27%
-------------------------------------------

 * The returns above with sales charge are calculated using the applicable sales charge for Class A shares and applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUER                                 SECTOR         NET ASSETS
------                          --------------------  ----------
Ford Motor Co.                  Consumer Products--        3.2%
                                   Miscellaneous
International Business          Consumer Products--
 Machines Corp.                    Miscellaneous           2.7%
Aeroquip-Vickers, Inc.           Capital Equipment         2.2%
Philip Morris Cos., Inc.        Consumer Products--        2.1%
                                   Miscellaneous
Goodyear Tire & Rubber Co.       Capital Equipment         2.0%

TOP FIVE SECTORS
                                 VALUE   PERCENT OF
SECTOR                           (000)   NET ASSETS
------                          -------  ----------
Consumer Products-
 Miscellaneous                  $54,328      25.8%
Capital Equipment                52,475      25.0%
Finance                          37,821      18.0%
Energy                           15,723       7.5%
Services                         10,178       4.8%

The Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that we believe to be relatively undervalued based on various risk measures such as price/earnings ratios and price/book ratios. We try to buy companies with average or better-than-average profitability and revenue growth, but below-average valuations.

For the period from inception of the portfolio on July 7, 1997 through December 31, 1997, the Fund generated a total return of 1.84 percent for Class A shares at net asset value, as compared to a total return of 7.27 percent for the S&P 500 Index.

Both sector allocation and stock selection contributed to a performance shortfall, particularly during the later stages of the reporting period. Our significant underweightings in such traditionally defensive sectors of the market--such as health care, beverages, personal care products, and telephone and consumer services--penalized relative returns. Fears of a global economic slowdown caused by the crisis in Asia generated strong interest in defensive stocks and created a strong aversion to economically sensitive sectors of the market. Poor stock selection in the financial services, heavy industry, health care, and retail sectors also negatively impacted our performance.

Most active managers struggled in 1997, with about 90 percent of all equity mutual funds falling behind the S&P 500. The past year represented the third consecutive year (and the only consecutive three-year period since 1958) in which the market-weighted S&P 500 significantly outperformed an equal-weighted version of the same Index. Also, because of valuation considerations, our portfolio remains somewhat smaller and more economically sensitive than the Index. Nearly 46 percent of our portfolio holdings are invested in companies with market-capitalizations of less than $5 billion, versus only about 8 percent for the S&P 500.

Our current portfolio characteristics reflect our commitment to investing in stocks with low price/ earnings ratios. Our portfolio's projected P/E ratio for the next 12 months is 12.5, versus 18.1 for the

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                                                                             39

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

S&P 500. Our price/sales ratio, another important valuation parameter in our investment process, is 76 percent, compared to 151 percent for the Index. The Fund's price/cash flow and price/book value ratios also are at significant discounts to the market.

Typically, our portfolio maintains growth and profitability characteristics that approach the Index. Unfortunately, growth is now generally too expensive for us to own while still adhering to our valuation restrictions. And because of the current global economic uncertainty, growth and defensive stocks have become richly priced as well. Our portfolio maintains a projected secular (long-term) growth rate of 11 percent, versus 13.4 percent for the Index, and a current return on equity of 17.4 percent against 22.4 percent for the benchmark.

We remain cautious about the outlook for U.S. stocks during the coming year. The cumulative return of the S&P 500 during the three-year period from 1995 to 1997 is 125 percent. Since 1945, stocks have climbed by that amount in any consecutive three-year period on only two previous occasions, and each of those rallies began from considerably lower valuation levels. However, there are fundamental reasons supporting the current bull run, including lower-than-expected inflation, exceptional cash flows into equities, healthy merger and acquisition activity, reasonable profit growth, and a strong bond market.

Many of these factors may persist through 1998. But because we enter the new year with very high P/E ratios and unprecedented price/sales, price/book value and price/dividend ratios, much if not all of these fundamental improvements appear to be priced into current market levels. Should these ideal conditions change for the worse, equity prices would almost certainly come under some pressure.

Our fundamental, top-down outlook is for continued low inflation and interest rates through 1998. Our concerns revolve around corporate profitability and asset allocation issues. With demand moderating, labor costs rising, and the dollar climbing, many large multinational companies (which dominate the S&P 500) may find it difficult to increase their already historically high levels of profitability. Revenue growth for the average company has slowed to around 5 percent, and appears to be decelerating as we head into the new year. Expectations of 10 to 12 percent long-term profit growth are built into current valuations, and 1998 could be the first year in some time that profitability is disappointing.

Regarding asset allocation, both household and institutional equity ownership as a percentage of financial assets is approaching historically peak levels. In this new era, investors might continue to buy during each dip in the market, believing that every correction represents a new opportunity to increase equity exposure and, therefore, historical asset allocation guidelines are obsolete. But if not, stock market valuations cannot well tolerate significant liquidations from retail or institutional investors. If something happens to "break the spell," it is a long way down to average valuations from today's market levels.

While the equity market in general appears quite expensive to us, valuations in our low P/E universe of stocks look reasonable. The Fund's 12.5 P/E ratio includes many high-quality industrial franchise companies selling for less than 10 times 1998 estimated earnings. On either a relative or absolute basis, these valuations are very cheap, and valuation divergences between many economically sensitive companies and the broad market have never been wider. We do not know what type of economy 1998 will deliver, and we can't predict with certainty what kind of scenario will generate interest in economically sensitive stocks. However, we do know that on a fundamental basis, many of our companies have never been better positioned to profit, grow, and create shareholder value. The stock market may continue to ignore the type of businesses that dominate our portfolio for a while longer, but over time we believe our patience and commitment to value will be handsomely rewarded.

Richard Behler               Nicholas Kovich              Robert Marcin
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (85.8%)
  CAPITAL EQUIPMENT (25.0%)
    AEROSPACE & MILITARY TECHNOLOGY (1.1%)
       (a)18,140   AMR Corp.........................................  $  2,331
                                                                      --------
    CHEMICALS--DIVERSIFIED (2.8%)
          20,600   Dow Chemical Co..................................     2,091
          28,210   Du Pont (EI) de Nemours Co.......................     1,694
          22,060   Rohm & Haas Co...................................     2,112
                                                                      --------
                                                                         5,897
                                                                      --------
    CONSTRUCTION & HOUSING (0.9%)
          52,820   Owens Corning....................................     1,802
                                                                      --------
    ELECTRICAL & ELECTRONICS (1.4%)
          37,990   Entergy Corp.....................................     1,137
           3,712   Raytheon Co., 'A'................................       183
          35,770   Tecumseh Products Co. 'A'........................     1,744
                                                                      --------
                                                                         3,064
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.3%)
       (a)53,060   Arrow Electronics, Inc...........................     1,721
          37,180   DTE Energy Co....................................     1,290
          47,410   Tektronix, Inc...................................     1,882
                                                                      --------
                                                                         4,893
                                                                      --------
    ENERGY EQUIPMENT & SERVICES (1.7%)
          59,200   Cummins Engine...................................     3,497
                                                                      --------
    INDUSTRIAL COMPONENTS (4.4%)
          96,090   Aeroquip-Vickers, Inc............................     4,714
          57,730   Beckman Instruments, Inc.........................     2,309
          50,425   Parker-Hannifin Corp.............................     2,313
                                                                      --------
                                                                         9,336
                                                                      --------
    MACHINERY & ENGINEERING (5.4%)
          69,300   Case Corp........................................     4,188
          26,300   Caterpillar, Inc.................................     1,277
           9,460   Deere & Co.......................................       552
          80,060   Harnischfeger Industries, Inc....................     2,827
          47,350   Kennametal, Inc..................................     2,453
                                                                      --------
                                                                        11,297
                                                                      --------
    MANUFACTURING (3.7%)
          22,800   Eaton Corp.......................................     2,035
       (a)22,010   FMC Corp.........................................     1,482
          66,400   Goodyear Tire & Rubber Co........................     4,225
                                                                      --------
                                                                         7,742
                                                                      --------
    OFFICE EQUIPMENT (0.4%)
          22,870   Standard Register Co.............................       795
                                                                      --------
    PROFESSIONAL SERVICES (0.9%)
         121,370   Olsten Corp......................................     1,821
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    52,475
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (25.8%)
    AUTOMOBILES (6.6%)
          39,390   Dana Corp........................................     1,871
         137,530   Ford Motor Co....................................     6,696

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          59,080   General Motors Corp..............................  $  3,582
          34,260   TRW, Inc.........................................     1,828
                                                                      --------
                                                                        13,977
                                                                      --------
    COMPUTERS/SOFTWARE (4.5%)
          53,400   International Business Machines Corp.............     5,584
       (a)53,030   Seagate Technology, Inc..........................     1,021
       (a)73,600   Stratus Computer, Inc............................     2,783
                                                                      --------
                                                                         9,388
                                                                      --------
    CONSUMER PRODUCTS--MISCELLANEOUS (1.0%)
          48,700   Quantum Corp.....................................       977
          41,510   Tupperware Corp..................................     1,157
                                                                      --------
                                                                         2,134
                                                                      --------
    HEALTHCARE SUPPLIES & SERVICES (2.8%)
          13,180   Bergen Brunswig Corp., 'A'.......................       555
          77,670   Columbia HCA/Healthcare Corp.....................     2,301
          46,610   Mallinckrodt, Inc................................     1,771
       (a)41,910   Maxicare Health Plans, Inc.......................       456
       (a)34,100   Vencor, Inc......................................       833
                                                                      --------
                                                                         5,916
                                                                      --------
    RECREATION, OTHER CONSUMER GOODS (0.5%)
       (a)23,100   Wellpoint Health Networks, Inc...................       976
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (3.9%)
          41,520   Dillards Inc. 'A'................................     1,464
       (a)50,410   Federated Department Stores......................     2,171
          60,100   Sears, Roebuck & Co..............................     2,720
       (a)58,440   Toys 'R' Us, Inc.................................     1,837
                                                                      --------
                                                                         8,192
                                                                      --------
    TEXTILES & APPAREL (2.7%)
          43,830   Russell Corp.....................................     1,164
          33,620   Springs Industries, Inc. 'A'.....................     1,748
          58,740   VF Corp..........................................     2,698
                                                                      --------
                                                                         5,610
                                                                      --------
    TOBACCO (3.8%)
          99,040   Philip Morris Cos., Inc..........................     4,488
          94,840   RJR Nabisco Holdings Corp........................     3,557
                                                                      --------
                                                                         8,045
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    54,238
                                                                      --------
  ENERGY (7.5%)
    ELECTRIC--INTEGRATED (1.6%)
          22,870   Cinergy Corp.....................................       876
          19,100   Duke Power Co....................................     1,058
          32,240   GPU, Inc.........................................     1,358
                                                                      --------
                                                                         3,292
                                                                      --------
    OIL & GAS (5.9%)
          24,080   Amoco Corp.......................................     2,050
          28,110   Atlantic Richfield Co............................     2,252
          47,960   Phillips Petroleum Co............................     2,332
          43,630   Repsol S.A. ADR..................................     1,857

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

    OIL & GAS (CONT.)
          51,870   Ultramar Diamond Shamrock Corp...................  $  1,653
          66,900   YPF ADR..........................................     2,287
                                                                      --------
                                                                        12,431
                                                                      --------
  TOTAL ENERGY......................................................    15,723
                                                                      --------
  FINANCE (18.0%)
    BANKING (4.2%)
          21,210   Bank of New York Co., Inc........................     1,226
          32,520   Chase Manhattan Corp.............................     3,561
          17,030   Citicorp.........................................     2,153
          16,320   Republic New York Corp...........................     1,864
                                                                      --------
                                                                         8,804
                                                                      --------
    FINANCIAL SERVICES (3.3%)
          32,040   American General Corp............................     1,732
          16,200   CIGNA Corp.......................................     2,803
          19,650   Crestar Financial Corp...........................     1,120
          23,040   Fannie Mae.......................................     1,315
                                                                      --------
                                                                         6,970
                                                                      --------
    INSURANCE (5.5%)
          31,540   Allstate Corp....................................     2,866
          19,340   Chubb Corp.......................................     1,463
          24,420   Hartford Financial Services Group................     2,285
          49,370   Old Republic International Corp..................     1,836
          46,060   TIG Holdings, Inc................................     1,528
          22,865   Transatlantic Holdings, Inc......................     1,635
                                                                      --------
                                                                        11,613
                                                                      --------
    LIFE/HEALTH INSURANCE (1.0%)
          49,780   Reliastar Financial Corp.........................     2,050
                                                                      --------
    REINSURANCE (1.1%)
          54,510   Everest Reinsurance Holdings, Inc................     2,249
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (2.9%)
          77,989   First Union Corp. (N.C.).........................     3,997
          35,260   Mellon Bank Corp.................................     2,138
                                                                      --------
                                                                         6,135
                                                                      --------
  TOTAL FINANCE.....................................................    37,821
                                                                      --------
  MATERIALS (4.7%)
    CHEMICALS (3.6%)
          27,830   British Petroleum ADR............................     2,218
          41,710   Cabot Corp.......................................     1,152
          57,330   Great Lakes Chemical Corp........................     2,573
          50,800   IMC Global, Inc..................................     1,664
                                                                      --------
                                                                         7,607
                                                                      --------
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

    FOREST PRODUCTS & PAPER (0.4%)
          29,120   Westvaco Corp....................................  $    915
                                                                      --------
    METALS--STEEL (0.7%)
          55,600   Inland Steel Industries, Inc.....................       952
       (a)45,700   National Steel Corp. 'B'.........................       528
                                                                      --------
                                                                         1,480
                                                                      --------
  TOTAL MATERIALS...................................................    10,002
                                                                      --------
  SERVICES (4.8%)
    FOOD--MISCELLANEOUS (1.5%)
          54,210   IBP, Inc.........................................     1,135
          48,060   Universal Foods Corp.............................     2,030
                                                                      --------
                                                                         3,165
                                                                      --------
    MEDICAL--NURSING HOMES (0.8%)
          79,800   Foundation Health Systems 'A'....................     1,786
                                                                      --------
    TRANSPORTATION--AIRLINES (1.7%)
          30,000   Delta Airlines Inc...............................     3,570
                                                                      --------
    TRANSPORTATION--RAIL (0.8%)
          30,680   CSX Corp.........................................     1,657
                                                                      --------
  TOTAL SERVICES....................................................    10,178
                                                                      --------
TOTAL COMMON STOCKS (COST $181,979).................................   180,437
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (15.0%)
  REPURCHASE AGREEMENT (15.0%)
$         31,553   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $31,563,
                     collateralized by $30,910 U.S. Treasury Notes,
                     6.875%, due 3/31/00, valued at $32,232 (COST
                     $31,553).......................................    31,553
                                                                      --------
TOTAL INVESTMENTS (100.8%) (COST $213,532)..........................   211,990
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%).......................    (1,711)
                                                                      --------
NET ASSETS (100%)...................................................  $210,279
                                                                      ========

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                     9.8%
Brazil                       12.0%
Bulgaria                      5.9%
Ecuador                       4.6%
Jamaica                       3.2%
Mexico                        6.7%
Russia                        9.0%
Turkey                        2.9%
United States                26.8%
Venezuela                     6.8%
Short-Term Investments        5.7%
Other                         6.6%

                                                                    TOTAL RETURNS**
                                                        ---------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -1.54%      3.36%     10.14%     15.62%     15.15%     16.67%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -0.68%      2.96%     10.82%     14.72%     19.10%     20.07%
-----------------------------------------------------------------------------------------------
Class C Shares                     1.97%      2.88%     13.64%     14.62%     15.76%     15.76%
-----------------------------------------------------------------------------------------------
Worldwide High Income Blended
Index***
  Class A & C Shares               N/A        4.59%      N/A       12.56%      N/A       15.34%
  Class B Shares                   N/A        4.59%      N/A       12.56%      N/A       17.26%
-----------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index:
  Class A & C Shares               N/A        6.36%      N/A        9.65%      N/A        8.66%
  Class B Shares                   N/A        6.36%      N/A        9.65%      N/A        8.23%
-----------------------------------------------------------------------------------------------

  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** The Worldwide High Income Blended Index is comprised of 50% CS First Boston
    High Yield Index, 25% J.P. Morgan Emerging Markets Bond Index Plus, and 25% J.P. Morgan Latin Eurobond Index.
  + Class B shares have been offered since August 1, 1995.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                            PERCENT OF
SECURITY                         COUNTRY    NET ASSETS
--------                        ----------  ----------
Federative Republic of Brazil,
 Series C PIK 8.00%, 4/15/04      Brazil         5.8%
Russia Principal Notes 6.719%,
 12/15/20                         Russia         4.3%
Republic of Venezuela 9.25%,
 9/15/27                        Venezuela        3.5%
Republic of Venezuela Discount
 Bond, Series L, 6.81%,
 12/18/07                       Venezuela        3.3%
Republic of Bulgaria Front
 Loaded Interest Reduction
 Bond 2.25%, 7/28/12             Bulgaria        3.3%

TOP FIVE SECTORS
                                VALUE   PERCENT OF
SECTOR                          (000)   NET ASSETS
------                          ------  ----------
Foreign Government & Agency
 Obligations                    $70,103     29.7%
Eurobonds                       40,718      17.1%
Multi-Industry                  16,535       7.0%
Telecommunications              13,034       5.5%
Finance                         12,684       5.4%

The Worldwide High Income Fund seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. To achieve this objective, the Fund will invest primarily in high-yielding, high-risk fixed-income securities of issuers located throughout the world.

For the six months ended December 31, 1997, the Fund generated a total return of
3.36 percent for the Class A shares at net asset value, as compared to a total return of 4.59 percent for the Worldwide High Income Blended Index comprised of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Emerging Markets Bond Index Plus, and 25 percent J.P. Morgan Latin Eurobond Index. In addition, the Lehman Aggregate Bond Index returned 6.36 percent for the same period.***

Relative to the blended benchmark, the Fund had a higher weighting in emerging debt than in high yield bonds during the reporting period. A steep appreciation in global bond prices pushed yield spreads (the yield differential between different quality bonds of similar maturities) to historically tight levels throughout July, August, and September. This strong performance was driven by the rally in U.S. bonds, which benefited from the benign inflation and moderate growth outlooks in the United States. Yield spreads on emerging debt also benefited from a number of technical factors,

*** The Lehman Aggregate Bond Index was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Worldwide High Income Blended Index provides a more accurate benchmark for the Fund. Therefore, the Lehman Brothers Aggregate Bond Index will not be shown beginning with the December 31, 1998 semi-annual report.


THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
                                                                              43

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

including large inflows to mutual funds specializing in high yield and emerging markets debt, and Brady bond buybacks by most of the larger Latin countries. Together, these factors caused yield spreads to narrow to an average of 350 basis points (3.5 percent) over U.S. Treasuries.

As the reporting period continued, however, the deepening economic crisis in Asia caused investors to reconsider how much additional risk they were willing to take to hold emerging market bonds. Following a robust third quarter, the almost two-year rally in emerging country debt came to an abrupt halt during the final three months of 1997. After emerging market debt had reached an all-time high in terms of price in early September, investors suddenly lost their appetite for risk, causing prices to fall to a 12-month low by mid-October.

The ripple effect of the Asian problems were felt in all emerging countries and caused spreads on emerging debt to widen to 800 basis points (8 percent) over U.S. Treasuries. Once the broad-based panic subsided, however, spreads narrowed, falling to roughly 500 basis points (5 percent) over Treasuries.

The sell-off occurred even though the majority of emerging market debt was from Latin American and Eastern European countries. All emerging market bond prices fell, as any asset with the word "emerging" in its description was penalized. Prior to the sell-off, bonds from most Asian countries were rated investment grade and not considered part of the emerging debt universe. However, the Asian countries have now entered our radar screen.

Within the high yield market, the telecommunications sector was clearly the best performing group. Fortunately, this was our most heavily weighted sector. Even within the telecommunications industry, we picked our sectors and issues well. The "Enhanced Specialized Mobile Radio" area-- through our large position in Nextel--did extremely well, as did long distance telephone companies and competitive local exchange carriers. We successfully avoided areas that experienced trouble, particularly supermarkets and sub-prime lenders.

The continuing strength of the U.S. economy and the attractive growth prospects of selected companies in the U.S. high-yield market cause us to be relatively optimistic about prospects for 1998 returns. Due to the age of the economic cycle and the still historically narrow average yield spreads, we continue to emphasize somewhat higher-than-average credit quality in the portfolio. Additionally, we intend to maintain interest-rate sensitivity on the high-yield portion, which is no longer than that of its benchmark.

The Asian financial crisis will continue to impact all emerging markets into 1998. Severe dislocations in Asia have created several areas of value for our portfolio, and for the first time since the inception of the Fund we are gradually building exposure in Asia to what we consider solid sovereign and corporate issuers with good medium-term prospects. The ripple effects of Asia will likely keep the overall risk spreads in the broad emerging debt universe high, as fair value may be deemed to be 400 to 500 basis points of spread, rather than 300 to 400 basis points.

More yield is available in the global high yield markets today and, importantly, several non-Asian countries (e.g. Brazil, Mexico, Russia) have been forced by the Asian crisis to accelerate long overdue structural reform. While the stabilization and recovery processes in Asia will take many quarters to materialize, the repricing of the overall debt market in recent months, along with a renewed commitment to a proper policy mix in many countries, makes the 1998 outlook attractive from a total return standpoint.

Robert Angevine                            Paul Ghaffari
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FIXED INCOME SECURITIES (91.9%)
  CORPORATE BONDS & NOTES (34.7%)
    ARGENTINA (1.5%)
$          3,500   Impsa S.A. 11.75%, 3/27/98.......................  $  3,518
                                                                      --------
    BRAZIL (1.3%)
             250   Banco Nacional De Desen Econo 9.00%, 9/24/07.....       224
           3,200   CSN Iron S.A. 9.125%, 6/1/07.....................     2,766
                                                                      --------
                                                                         2,990
                                                                      --------
    CANADA (1.2%)
             400   Rogers Cablesystems 10.125%, 9/1/12..............       438
             865   Rogers Cablesystems, Series B, 10.00%, 3/15/05...       956
           1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,073
             250   Rogers Communications, Inc. 9.125%, 1/15/06......       254
             100   Rogers Communications, Inc. 8.875%, 7/15/07......       100
                                                                      --------
                                                                         2,821
                                                                      --------
    ECUADOR (1.3%)
        (e)3,000   Consorcio Ecuadoriano 14.00%, 5/1/02.............     3,000
                                                                      --------
    JAMAICA (0.8%)
           2,000   Mechala Group Jamaica Ltd., Series B, 12.75%,
                     12/30/99.......................................     1,900
                                                                      --------
    MEXICO (2.1%)
        (e)3,000   Empresas ICA Sociedad Controladora S.A. 11.875%,
                     5/30/01........................................     3,255
        (n)2,200   Grupo Televisa S.A. Zero Coupon, 5/15/08.........     1,661
                                                                      --------
                                                                         4,916
                                                                      --------
    RUSSIA (1.7%)
           4,800   SBS Argo Finance B.V. 10.25%, 7/21/00............     4,104
                                                                      --------
    TURKEY (1.4%)
     ZAR(e)2,500   Pera Financial Services 9.375%, 10/15/02.........     2,350
           1,050   Yapi Kredi Finance Co. 10.00%, 8/19/02...........     1,029
                                                                      --------
                                                                         3,379
                                                                      --------
    UNITED STATES (23.4%)
           1,470   Advanced Micro Devices 11.00%, 8/1/03............     1,580
          (e)600   Ameriserv Food Co. 8.875%, 10/15/06..............       602
          (e)275   Ameriserv Food Co. 10.125%, 7/15/07..............       286
             870   Big Flower Press 8.875%, 7/1/07..................       879
          (e)489   CA FM Lease Trust 8.50%, 7/15/17.................       516
           3,655   Cablevision Systems Corp. 9.875%, 5/15/06........     4,016
             705   Comcast Corp. 1.125%, 4/15/07....................       464
           1,345   Comcast Corp. 9.50%, 5/1/07......................     1,402
        (n)1,025   Dial Call Communications, Series B, 0.00%,
                     12/15/05.......................................       938
             825   DR Securitized Lease Trust, Series 1993-K1, Class
                     A1, 6.66%, 8/15/10.............................       764
             997   DR Securitized Lease Trust, Series 1994-K1, Class
                     A1, 7.60%, 8/15/07.............................       979
             250   DR Securitized Lease Trust, Series 1994-K1, Class
                     A2, 8.38%, 8/15/15.............................       246
             150   DR Structured Finance, Series 1994-K2, CMO,
                     9.35%, 8/15/19.................................       156
          (e)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       316
          (e)525   Fleming Cos, Inc. 10.50%, 12/1/04................       549
          (e)300   Fleming Cos, Inc. 10.625%, 7/31/07...............       317
          (e)310   Fox/Liberty Networks L.L.C. 8.875%, 8/15/07......       310

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

$       (e,n)510   Fox/Liberty Networks L.L.C. 0.00%, 8/15/07.......  $    326
           1,130   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,220
          (e)175   Hermes Euro Railtel B.V. 11.50%, 8/15/07.........       193
             625   HMC Acquisition Properties 9.00%, 12/15/07.......       652
        (e)1,535   Horseshoe Gaming L.L.C. 9.375%, 6/15/07..........     1,604
             950   Host Marriott Travel Plaza, Series B, 9.50%,
                     5/15/05........................................     1,007
        (e,h)850   Huntsman Corp. 9.09%, 7/1/07.....................       888
           1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,045
             800   IXC Communications, Inc. 12.50%, 10/1/05.........       920
        (e)2,000   Integrated Health Servies 9.50%, 9/15/07.........     2,052
          (n)760   Intermedia Communications, Series B, 0.00%,
                     7/15/07........................................       538
          (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                     6/15/13........................................       404
          (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                     11/1/14........................................       401
             265   Kmart Corp. 7.75%, 10/1/12.......................       258
             350   Kmart Funding Corp. 8.80%, 7/1/10................       362
             600   Lenfest Communications 8.375%, 11/1/05...........       619
             443   Midland Cogeneration Ventures, Series C-94,
                     10.33%, 7/23/02................................       474
             305   Midland Funding II, Series A, 11.75%, 7/23/05....       358
             200   Navistar Financial Corp., Series B, 9.00%,
                     6/1/02.........................................       206
          (e)220   Newpark Resources, Inc. 8.625%, 12/15/07.........       224
        (n)1,915   Nextel Communications 0.00%, 8/15/04.............     1,700
          (n)990   Norcal Waste Systems 13.50%, 11/15/05............     1,151
             660   Nuevo Energy Co. 9.50%, 4/15/06..................       704
           2,420   Outdoor Systems, Inc., 8.875%, 6/15/07...........     2,523
           2,400   Paramount Communications 8.25%, 8/1/22...........     2,420
             320   Qwest Communcations International 10.875%,
                     4/1/07.........................................       362
      (e,n)1,450   RCN Corp. 0.00%, 10/15/07........................       901
             425   Revlon Worldwide, Series B, Zero Coupon,
                     3/15/01........................................       293
             800   SD Warren Co., Series B, 12.00%, 12/15/04........       894
        (e)1,800   Sinclair Broadcast Group 9.00%, 7/15/07..........     1,836
           1,360   Snyder Oil Corp. 8.75%, 6/15/07..................     1,384
           1,982   Southland Corp. 5.00%, 12/15/03..................     1,734
             825   Station Casinos, Inc. 9.75%, 4/15/07.............       854
      (e,n)2,290   TCI Satellite Entertainment 0.00%, 2/15/07.......     1,529
        (n)4,325   Teleport Communications 0.00%, 7/1/07............     3,536
           1,280   Tenet Healthcare Corp. 8.625%, 1/15/07...........     1,320
        (e,n)350   Transamerica Energy, 0.00%, 6/15/02..............       276
        (e)1,380   Vencor, Inc. 8.625%, 7/15/07.....................     1,382
           1,470   Western Financial Bank 8.875%, 8/1/07............     1,459
                                                                      --------
                                                                        55,329
                                                                      --------
  TOTAL CORPORATE BONDS & NOTES (COST $80,127)......................    81,957
                                                                      --------
  ASSET BACKED SECURITIES (1.0%)
    UNITED STATES (1.0%)
          (e)499   Aircraft Lease Portfolio Securitization Ltd.,
                     Series 1996-1, Class D 12.75%, 6/15/06.........       539
          (e)934   Commercial Financial Services, Inc., Series
                     1997-5, Class A1 7.72%, 6/15/05................       943
          (e)847   Long Beach Acceptance Auto Grantor Trust 1997-1,
                     Class B, 14.22%, 10/26/03......................       847
                                                                      --------
  TOTAL ASSET BACKED SECURITIES (COST $2,293).......................     2,329
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
    UNITED STATES (1.3%)
$     (e,h)1,020   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                     Class S, IO, 1.64%, 11/12/21...................  $     88
          36,944   DLJ Mortgagae Acceptance Corp., Series 1997-CF2,
                     Class S, IO, 0.3571%, 10/15/30.................       982
          (e)537   First Home Mortgage Acceptance Corp., Series
                     1996-B, Class C, 7.9289%, 11/1/18..............       481
           1,420   OHA Auto Grantor Trust, 11.00%, 9/15/03..........     1,423
                                                                      --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,923)...........     2,974
                                                                      --------
  EUROBONDS (17.1%)
    ARGENTINA (5.5%)
      (e,h)2,500   Acindar Industria Agrentina 11.66%, 11/12/98.....     2,513
        (e)5,500   Republic of Argentina 11.75%, 2/12/07............     5,226
             650   Republic of Argentina 11.75%, 2/12/07............       618
           1,550   Republic of Argentina 9.75%, 9/19/27.............     1,483
        (h)3,360   Republic of Argentina, Series L, 6.69%, 3/31/05..     3,006
                                                                      --------
                                                                        12,846
                                                                      --------
    BRAZIL (6.4%)
        (h)1,700   Federative Republic of Brazil 6.75%, 4/15/09.....     1,374
       (n)17,503   Federative Republic of Brazil, Series C, PIK
                     8.00%, 4/15/04.................................    13,762
                                                                      --------
                                                                        15,136
                                                                      --------
    BULGARIA (2.6%)
        (h)8,500   Republic of Bulgaria Past Due Interest Bond
                     6.69%, 7/28/11.................................     6,237
                                                                      --------
    RUSSIA (1.1%)
        (e)3,000   Mosenergo Finance B.V. 8.375%, 10/9/02...........     2,580
                                                                      --------
    TURKEY (1.5%)
           3,750   Export Credit Bank of Turkey 9.00%, 8/18/00......     3,619
                                                                      --------
  TOTAL EUROBONDS (COST $41,343)....................................    40,418
                                                                      --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (29.7%)
    ARGENTINA (2.8%)
        (e)8,000   CIA International Telecom 10.375%, 8/1/04........     6,481
                                                                      --------
    BRAZIL (1.5%)
           3,920   Federative Republic of Brazil 10.125%, 5/15/27...     3,680
                                                                      --------
    BULGARIA (3.3%)
       (n)12,700   Republic of Bulgaria Front Loaded Interest
                     Reduction Bond 2.25%, 7/28/12..................     7,735
                                                                      --------
    COLOMBIA (1.1%)
        (h)2,714   Republic of Colombia 6.84%, 12/15/03.............     2,619
                                                                      --------
    ECUADOR (3.3%)
       (h)11,647   Republic of Ecuador Past Due Interest Bond, PIK,
                     6.69%, 2/27/15.................................     7,643
                                                                      --------
    JAMAICA (2.0%)
           4,600   Government of Jamaica 12.00%, 7/19/99............     4,658
                                                                      --------
            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

    MEXICO (4.6%)
       ZAR 8,000   Nacional Financiera 17.00%, 2/26/99..............  $  1,641
$          2,750   United Mexican States 6.25%, 12/31/19............     2,297
           5,750   United Mexican States 11.375%, 9/15/16...........     6,602
             200   United Mexican States 11.50%, 5/15/26............       238
                                                                      --------
                                                                        10,778
                                                                      --------
    PANAMA (0.8%)
           2,100   Republic of Panama 8.875%, 9/30/27...............     1,976
                                                                      --------
    PERU (1.8%)
      (e,n)7,200   Republic of Peru Front Loaded Interest Reduction
                     Bond 3.25%, 3/7/17.............................     4,284
                                                                      --------
    RUSSIA (1.7%)
              60   Ministry of Finance Tranche IV GDR 3.00%,
                     5/14/03........................................        40
               4   Ministry of Finance Tranche VI GDR 3.00%,
                     5/14/06........................................         3
        (e)4,600   Unexim International Finance B.V. 9.875%,
                     8/1/00.........................................     4,071
                                                                      --------
                                                                         4,114
                                                                      --------
    VENEZUELA (6.8%)
           9,150   Republic of Venezuela 9.25%, 9/15/27.............     8,228
        (h)8,810   Republic of Venezuela Discount Bond, Series L,
                     6.81%, 12/18/07................................     7,907
                                                                      --------
                                                                        16,135
                                                                      --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $70,172)..................................................    70,103
                                                                      --------
  LOAN AGREEMENTS (7.9%)
    GABON (1.5%)
           (h)99   Republic of Gabon Syndicated Loan, 6.69%,
                     4/1/04.........................................     3,515
                                                                      --------
    IVORY COAST (0.2%)
       DEM 2,210   Republic of Ivory Coast Syndicated Loan, Zero
                     Coupon, 12/31/00...............................       485
                                                                      --------
    JAMAICA (0.4%)
$       (h)1,000   Government of Jamaica Syndicated Loan, 6.56%,
                     12/1/05........................................       915
                                                                      --------
    MOROCCO (1.5%)
        (h)4,100   Kingdom of Morocco Restructuring and
                     Consolidation Agreement, 6.66%, 1/1/09
                     (Participation J.P. Morgan)....................     3,558
                                                                      --------
    RUSSIA (4.3%)
       (n)16,400   Russia Principal Loans, 6.719%, 12/15/20.........    10,188
                                                                      --------
  TOTAL LOAN AGREEMENTS (COST $19,673)..............................    18,661
                                                                      --------
  NOTES (0.2%)
    RUSSIA (0.2%)
        (e,h)600   Russian Interest Arrears Note 6.72%, 12/2/15
                     (COST $395)....................................       426
                                                                      --------
TOTAL FIXED INCOME SECURITIES (COST $216,926).......................   216,868
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

EQUITY SECURITIES (1.1%)
  COMMON STOCKS (0.1%)
    UNITED STATES (0.1%)
        (a)4,926   Nextel Communications Inc., `A'..................  $    128
                                                                      --------
  PREFERRED STOCK (1.0%)
    UNITED STATES (1.0%)
         (a,e)16   IXC Communications, Inc., PIK 9.50%..............        18
           2,134   Time Warner, Inc., `M', PIK 10.25%...............     2,404
                                                                      --------
                                                                         2,422
                                                                      --------
TOTAL EQUITY SECURITIES (COST $2,430)...............................     2,550
                                                                      --------
            FACE
          AMOUNT
           (000)
----------------

STRUCTURED INVESTMENT (2.8%)
    BRAZIL (2.8%)
$       (f)8,000   Salomon Bros. Federative Republic of Brazil
                     Credit Linked Enhanced Access Note 9.00%,
                     5/4/99 (COST $7,143)...........................     6,695
                                                                      --------
TOTAL FOREIGN AND U.S. SECURITIES (95.8%) (COST $226,499)...........   226,113
                                                                      --------
SHORT-TERM INVESTMENTS (5.7%)
  PROMISSORY NOTE (0.4%)
    INDONESIA (0.4%)
           1,000   Polysindo Zero Coupon, 2/24/98...................       850
                                                                      --------
  REPURCHASE AGREEMENT (5.3%)
    UNITED STATES (5.3%)
          12,585   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $12,589,
                     collateralized by $12,710 U.S. Treasury Notes,
                     5.625%. due 2/15/06, valued at $12,845.........    12,585
                                                                      --------
TOTAL SHORT-TERM INVESTMENTS (COST $13,548).........................    13,435
                                                                      --------
TOTAL INVESTMENTS (101.5%) (COST $240,047)..........................   239,548
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%).......................    (3,460)
                                                                      --------
NET ASSETS (100%)...................................................  $236,088
                                                                      ========

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(f) -- Restricted as to public resale. Total value of restricted securities at December 31, 1997 was $6,695 or 2.8% of net assets
(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
GDR   --  Global Depositary Receipt
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
ZAR   --  South African Rand

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                      SUMMARY OF FOREIGN & U.S. SECURITIES
                           BY INDUSTRY CLASSIFICATION

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------                                                                                ---------  -------------
Foreign Government & Agency Obligations...............................................  $  70,103        29.7%
Eurobonds.............................................................................     40,418        17.1
Loan Agreements.......................................................................     18,661         7.9
Multi-Industry........................................................................     16,535         7.0
Telecommunications....................................................................     13,034         5.5
Finance...............................................................................     12,684         5.4
Services..............................................................................     11,006         4.7
Broadcast--Radio & Television.........................................................     10,037         4.3
Materials.............................................................................      9,533         4.0
Structured Investment.................................................................      6,695         2.8
Collateralized Mortgage Obligation & Asset Backed Securities..........................      5,303         2.3
Capital Equiptment....................................................................      3,659         1.5
Consumer Goods........................................................................      2,647         1.1
Energy................................................................................      2,365         1.0
Technology............................................................................      1,580         0.7
Utilities.............................................................................        833         0.4
Transportation........................................................................        594         0.2
Notes.................................................................................        426         0.2
                                                                                        ---------        ----
                                                                                        $ 226,113        95.8%
                                                                                        =========        ====

                            BY ASSET CLASSIFICATION

                                                                                                   PERCENT OF
ASSET                                                                                              NET ASSETS
-----                                                                                             -------------
High Yield......................................................................................        27.8%
Brady Bonds.....................................................................................        23.2
Sovereign Non-Bradys............................................................................        18.4
Corporate Bonds.................................................................................        12.1
Performance Loans...............................................................................         8.3
Local Intruments................................................................................         6.2
Short-Term Investments..........................................................................         3.8
Non-Performance Loans...........................................................................         0.2
                                                                                                       -----
                                                                                                       100.0%
                                                                                                       =====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                     8.5%
Brazil                       44.7%
Chile                         5.1%
Colombia                      1.5%
Mexico                       34.7%
Peru                          2.2%
Venezuela                     1.8%
Short-Term Investments        1.5%

                                                         TOTAL RETURNS**
                                  -------------------------------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -8.06%     -2.46%     31.59%     39.61%     13.39%     15.33%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -6.53%     -2.66%     33.89%     38.89%     31.67%     32.50%
-----------------------------------------------------------------------------------------------
Class C Shares                    -3.52%     -2.75%     37.74%     38.74%     14.40%     14.40%
-----------------------------------------------------------------------------------------------
MSCI Latin America Global
Index:
  Class A & C Shares               N/A       -6.29%      N/A       31.66%      N/A       10.34%
  Class B Shares                   N/A       -6.29%      N/A       31.66%      N/A       19.89%
-----------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+  Class B shares have been offered since August 1, 1995.

The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela and assumes dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                                COUNTRY     NET ASSETS
------                               ---------  --------------
Telebras                              Brazil           12.1%
CRT                                   Brazil           11.3%
Telemex ADR                           Mexico            7.4%
Unibanco GDR                          Brazil            5.1%
FEMSA 'B'                             Mexico            4.9%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Services              $  62,397        52.3%
Energy                   12,974        10.9%
Finance                  12,283        10.3%
Consumer Goods           11,859        10.0%
Materials                10,564         8.9%

The investment objective of the Latin American Fund is to provide long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

For the six months ended December 31, 1997, the Fund generated a total return of -2.46 percent for the Class A shares at net asset value, as compared to a total return of -6.29 percent for the Morgan Stanley Capital International (MSCI) Latin America Global Index.

The Asian economic crisis, which began on July 2 with the devaluation of the Thai baht, undermined performance in nearly all emerging markets, including those in Latin America. However, the Fund outperformed its benchmark during the reporting period due to strong country allocation and stock selection. In particular, the largest contributors to the Fund's outperformance were overweighting Mexico, underweighting Chile, adding to Brazil in early December, and making strong stock selections in Mexico, where we are focusing on consumer-related companies.

The Brazilian stock market fell 18.4 percent during the six months ended December 31 due to exaggerated currency fears. Investors expected fallout from the Asian currency crisis to impact Brazil due to its superficial similarities with many Southeast Asian countries. (Brazil follows a fixed exchange-rate regime and has large current account and fiscal deficits.) These fears were exacerbated by profit-taking, given the sharp equity gains prior to the onset of the Asian crisis.

Our concerns about Brazil's vulnerable macro-economic outlook (current account deficit, overvalued exchange rate, fiscal deficit, and stubborn Congress) led us to reduce our exposure to Brazilian equities during the third quarter. Nevertheless, positive themes such as the ongoing privatization process cause us to be optimistic about Brazil's prospects for the long term.

During the latter part of the fourth quarter, Brazilian equities were able to pull away from the effects of investors' recent focus on Asia. A strong U.S. market and favorable domestic news helped Brazilian stocks begin to recoup earlier losses. A number of positive moves by political authorities also supported the equity market, including an aggressive, well-planned response to the Asian crisis, the doubling of interest rates, and a significant tightening of fiscal policy.

Even the Brazilian Congress contributed to building confidence in the economy. Not only was the fiscal package passed quickly and with few amendments, but the Asian currency crisis provided the spur for action on the reform process. Since the full-blown eruption of the crisis in late October, the

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Brazilian Lower House passed an administrative reform package that allows government at all levels to fire workers when payroll costs exceed 60 percent of total costs. Given these positive measures, we increased our exposure to an overweight position in Brazil at the end of November, a move that proved favorable for the Fund's performance.

Mexico was the best-performing market in the region during the six-month period, appreciating 16.8 percent. Most of Mexico's exports are to the U.S., making the country less vulnerable to an economic slowdown in Asia. The outstanding performance of Mexican stocks during the reporting period was also due to the recovery of the Mexican consumer, as evidenced by improving retail and consumer production sales, and increasing real wages. On the political front, the smooth transition to a multiparty Congressional leadership after the July 6 mid-term elections seems to have appeased investors. We increased our exposure to Mexico during the third quarter in response to consumer-led economic progress and the country's strong operating earnings growth potential.

Argentina declined 1.4 percent during the last six months of 1997, largely in sympathy with the broad-based declines throughout the region. However, Argentina continued a strong economic acceleration that began at the end of last year, led by infrastructure and mining-related industries. Equities in Argentina performed well during the third quarter, gaining 7.6 percent amid indications of a recovery in domestic consumption.

The Chilean market fell 21.3 percent during the six months ended December 31 due to modest profit-taking during the third quarter and commodity deflation during the fourth quarter. We lightened our exposure early in the third quarter to fund purchases in Mexico and because of lackluster Chilean earnings growth relative to the region. Commodity deflation in copper, pulp, and paper, as a result of reduced demand from Asia, has pressured the Chilean economy and equity market.

None of the remaining Latin markets were immune to the Asian contagion. Colombia posted the second-best return for the region, appreciating 3.3 percent during the second half of 1997. Colombia benefited from improved sentiment as investors anticipated a bottoming of the economic slowdown from which forward momentum will begin. Peru fell 14.9 percent during the period in response to political instability and concerns over the impact of the El Nino weather phenomenon on the economy, primarily the fishmeal industry.

Despite the impact of Asian turmoil on Latin America, our outlook for the region is positive. We are encouraged by the many key steps taken across the region to strengthen and consolidate economic and political reforms. We will continue to focus on Brazil and Mexico in 1998. The Brazilian equity market should be fueled by continued privatization successes, further progress in structural reforms, a gradual decline in interest rates, and the reelection of President Cardoso. The Mexican market should be driven by another year of strong economic growth and further strengthening of the consumer.

Robert L. Meyer              Andy B. Skov
PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (73.2%)
  ARGENTINA (8.5%)
      (a)274,087   Acindar..........................................  $    653
         172,387   Banco del Suquia.................................       448
          90,665   Banco Rio de La Plata ADR........................     1,269
          62,112   Siderar 'A'......................................       264
        (e)8,095   Siderar ADR......................................       275
          34,145   Telecom Argentina ADR............................     1,221
          98,351   Telefonica de Argentina ADR......................     3,664
          67,450   YPF ADR..........................................     2,306
                                                                      --------
                                                                        10,100
                                                                      --------
  BRAZIL (20.1%)
          23,569   CEMIG ADR........................................     1,024
          (e)683   CEMIG ADR........................................        29
          28,790   Copel ADR........................................       394
       3,410,000   Coteminas........................................     1,130
     (a,e)23,790   Coteminas ADR....................................       394
   (a)10,908,918   CRT..............................................    13,440
    (a)2,961,000   Encorpar.........................................         2
         600,500   Iven.............................................       342
       (e)10,410   Lojas Arupua ADR.................................        35
    (a,e)233,455   Rossi Residencial GDR............................     1,138
      (a)186,932   Unibanco GDR.....................................     6,017
       (a)31,997   Vale Do Rio Doce.................................        --
                                                                      --------
                                                                        23,945
                                                                      --------
  CHILE (5.1%)
          61,685   CCU ADR..........................................     1,812
          77,850   Chilectra ADR....................................     2,160
         119,013   Santa Isabel ADR.................................     2,083
                                                                      --------
                                                                         6,055
                                                                      --------
  COLOMBIA (1.3%)
           5,519   Banco de Colombia................................         2
         146,317   Bavaria..........................................     1,501
                                                                      --------
                                                                         1,503
                                                                      --------
  MEXICO (34.7%)
      (a)564,792   Banacci 'B'......................................     1,692
      (a)166,310   Banacci 'L'......................................       429
      (a)244,830   Bancomer 'B'.....................................       159
       (a)28,435   Cemex ADR........................................       256
       (a)25,200   Cemex 'B'........................................       134
       (a)52,234   Cemex 'B' ADR....................................       555
      (a)399,931   Cemex CPO........................................     1,811
        (a)3,155   Cifra ADR........................................        78
         502,575   Cifra 'B'........................................     1,236
         591,070   Cifra 'C'........................................     1,327
       (a)73,300   Corporation Interamericana de Entretenimiento
                     S.A............................................       569
       (e)23,400   FEMSA ADR........................................       187
         701,595   FEMSA 'B'........................................     5,641
          69,630   Grupo Modelo 'C'.................................       584
       1,018,494   Kimberly 'A'.....................................     4,840

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          16,201   Panamerican Beverages, Inc.......................  $    529
         894,968   Soriana 'B'......................................     3,964
         156,890   Telemex ADR......................................     8,796
      (a)120,635   Televisa CPO ADR.................................     4,667
      (a)174,495   TV Azteca ADR....................................     3,937
                                                                      --------
                                                                        41,391
                                                                      --------
  PERU (1.7%)
          70,755   Banco Weise ADR..................................       354
          72,120   Tel Peru 'B' ADR.................................     1,681
                                                                      --------
                                                                         2,035
                                                                      --------
  VENEZUELA (1.8%)
         469,326   C.A. La Electricidad de Caracas..................       563
          28,852   CANTV ADR........................................     1,201
         103,385   Sivensa S.A.C.A. ADR.............................       433
                                                                      --------
                                                                         2,197
                                                                      --------
TOTAL COMMON STOCKS (COST $83,967)..................................    87,226
                                                                      --------
PREFERRED STOCKS (24.6%)
  BRAZIL (NON-VOTING STOCKS) (24.6%)
     192,522,000   Banco Bradesco...................................     1,894
  (a,d)8,115,000   Banco Nacional...................................        --
      55,000,200   CEMIG............................................     2,390
       1,827,000   Cimento Portland Itau............................       352
         129,387   CVRD.............................................     2,603
          83,035   CVRD ADR.........................................     1,635
      79,020,767   Gerdau...........................................       991
           8,000   Globex Utilidades................................        47
      19,195,300   Lojas Arapua.....................................        69
      24,090,300   Lojas Renner.....................................       755
      10,966,800   Petrobras........................................     2,565
     (a,e)64,625   Petrobras ADR....................................     1,543
      81,265,783   Telebras.........................................     9,269
          44,621   Telebras ADR.....................................     5,196
                                                                      --------
TOTAL PREFERRED STOCKS (COST $30,879)...............................    29,309
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
(a,d)195,522,000   Banco Bradesco (COST $0).........................        17
                                                                      --------
TOTAL FOREIGN SECURITIES (97.8%) (COST $114,846)....................   116,552
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$          3,861   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $3,862,
                     collateralized by $3,900 U.S. Treasury Bonds,
                     5.625% due 2/15/06 valued at $3,941 (COST
                     $3,861)........................................     3,861
                                                                      --------
TOTAL INVESTMENT IN SECURITIES (101.0%) (COST $118,707).............   120,413
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FOREIGN CURRENCY (0.8%)
  ARP         86   Argentine Peso...................................  $     86
  BRL         21   Brazilian Real...................................        18
  COP    346,124   Colombian Peso...................................       267
  MXP          7   Mexican Peso.....................................         1
  PSS      1,433   Peruvian Sol.....................................       526
  VEB      8,980   Venezuelan Bolivar...............................        18
                                                                      --------
TOTAL FOREIGN CURRENCY (COST $933)..................................       916
                                                                      --------
TOTAL INVESTMENTS (101.8%) (COST $119,640)..........................   121,329
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.8%).......................    (2,116)
                                                                      --------
NET ASSETS (100%)...................................................  $119,213
                                                                      ========

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
CPO   --  Certificate of Participation
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                               IN EXCHANGE                NET UNREALIZED
 TO DELIVER       VALUE     SETTLEMENT       FOR         VALUE        GAIN (LOSS)
    (000)         (000)        DATE         (000)        (000)           (000)
-------------     -----     -----------  -----------     -----     -----------------
  $  95         $      95       1/2/98     BRL  106    $      95       $      --
  $  87                87       1/2/98      MXP 701           87              --
                ---------                              ---------       ---------
                $     182                              $     182       $      --
                =========                              =========       =========

---------------

BRL   --  Brazilian Real
MXP   --  Mexican Peso

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
--------                                                                       ---------  -------------
Services.....................................................................  $  62,397         52.3%
Energy.......................................................................     12,974         10.9
Finance......................................................................     12,283         10.3
Consumer Goods...............................................................     11,859         10.0
Materials....................................................................     10,564          8.9
Capital Equipment............................................................      5,378          4.5
Multi-Industry...............................................................      1,097          0.9
                                                                               ---------         ----
                                                                               $ 116,552         97.8%
                                                                               =========         ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil             14.6%
India               7.7%
Korea               3.2%
Malaysia            3.1%
Mexico             11.2%
Pakistan            4.1%
Russia              8.7%
South Africa        6.0%
Taiwan              6.2%
Turkey              5.6%
Other              29.6%

                                                         TOTAL RETURNS**
                                  -------------------------------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -26.66%    -22.19%    -7.58%     -1.96%     -4.86%     -3.23%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -25.98%    -22.50%    -7.04%     -2.66%     -2.91%     -1.82%
-----------------------------------------------------------------------------------------------
Class C Shares                    -23.18%    -22.48%    -3.63%     -2.75%     -3.97%     -3.97%
-----------------------------------------------------------------------------------------------
IFC Global Total Return
Composite Index:
  Class A & C Shares               N/A       -26.93%     N/A       -14.42%     N/A       -3.85%
  Class B Shares                   N/A       -26.93%     N/A       -14.42%     N/A       -5.77%
-----------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.

The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa and assumes dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
ISSUER                              COUNTRY     NET ASSETS
------                             ---------  --------------
Telebras ADR                        Brazil            4.5%
CRT                                 Brazil            3.1%
FEMSA 'B'                           Mexico            2.7%
Yapi Ve Kredi Bankasi A.S.          Turkey            2.6%
Telemex 'L' ADR                     Mexico            2.5%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Services              $  40,100        22.5%
Finance                  27,959        15.7%
Consumer Goods           27,469        15.4%
Energy                   21,369        12.0%
Capital Equipment        17,496         9.8%

The investment objective of the Emerging Markets Fund is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

For the six months ended December 31, 1997, the Fund had a total return of -22.19 percent for Class A shares at net asset value, as compared to a total return of -26.93 percent for the IFC Global Total Return Composite Index for the same period.

The contagion effect of the currency crisis in Asia triggered a collapse of nearly every emerging market during the final months of the reporting period. The selling panic that ensued across all emerging markets left Asia down 33 percent, Latin America down 11 percent, and Russia down 18 percent. Even the relatively isolated Indian market was off 12 percent during the fourth quarter.

Performance relative to the Fund's benchmark was primarily driven by country allocation. Fund results were helped by overweights in Russia, India, Pakistan, and Turkey, and by underweights in Asia. However, given our view that currency and stock markets throughout the region dramatically overshot fair-value benchmarks, we began easing into Asia during the third and fourth quarters. Asian markets finished the reporting period off between 70 percent and 85 percent from their highs, and we believe that current prices already discount economic devastation and corporate bankruptcies.

While we also believe that the near-term economic and earnings outlook for most Asian countries remains grim and that considerable economic pain--with its commensurate political convulsions-- is ahead, we nonetheless believe that the worst has been discounted in the prices of stocks and currencies. Asian markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We believe that after the shake-out in Asia is complete, the region will divide into groups of winners and losers as the era of "Asian Value" crony-capitalism comes to an end. As always, country allocation and stock selection are important, and the Fund has been highly discriminating in its selection of both markets and stocks. We feel that Korea has the best chance of transforming its economy and its corporate structure for the benefit of the shareholder. World-class companies such as Samsung Electronics, LG Information & Communication Ltd., and Pohang Iron and Steel are at bargain-basement levels. Our overweight position in Korea is concentrated in those stocks.

Last month's closure of 56 out of 58 finance companies in Thailand signaled the start of the corporate restructuring that is inevitable in that country. After an agonizing six months, it appears

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

that the Thai government and corporate sector have recognized the need for reform. While we feel that positive economic and corporate news will be scarce during the next year, the market is already discounting much of the potentially negative developments. Consequently, we are overweight Thailand.

Indonesia has fallen the farthest and the fastest of all Asian markets. Although the Indonesian equity market currently is capitalized at just 10 percent of its value in U.S. dollars from a year earlier, we remain hesitant to add to positions. While Indonesia is cheap, it is deservedly so. The fate of the country's 200 million residents could rest on the will of one man, President Suharto. The nexus between politics and business remains intractable, and it appears that no real progress on economic reform can be made while the current political regime retains power. President Suharto has made some concessions and conciliatory gestures under pressure from the IMF and President Clinton. However, a true embracing of the IMF reform package implies a fundamental reformation of the political system and abdication of economic largesse by the Suharto family. Resentment of the First Family, particularly toward the Suharto children, runs deep and may prove incendiary in coming months. The scenario developing in Indonesia includes sharply higher inflation, a recession, a dramatic rise in unemployment, food shortages, and an election. We maintain a neutral weight in Indonesia given the market's dramatically oversold condition. Although we expect a significant upward move from these levels, we would expect to sell into a rally, assuming no change in underlying fundamentals.

Malaysia has earned the dubious distinction of being the "least-worst" Asian market. The country's banking system is sound, its politics are stable, and its corporate sector is in reasonable financial shape. Our hesitancy towards Malaysia has been based on valuations. Given the recent correction, however, we are in the process of increasing our long underweight position.

We are slightly underweight in Latin America and expect to decrease our exposure even further. We remain upbeat on the political and corporate leadership witnessed during the post-Mexico devaluation crisis and the more recent Asian crisis. In Mexico, the consumer recovery continues, while in Brazil the privatization program is moving ahead. However, the Brazilian Real is perhaps one of the more overvalued currencies in the emerging-market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market performance.

Mexico has performed spectacularly well over the last 12 months as the country has benefited from having taken its devaluation "medicine" early, as well as being geographically situated to capitalize on the phenomenal strength of the U.S. economy. As a result of the strong gains, however, many of the Fund's Mexican holdings no longer offer compelling value and will likely be trimmed back to gain exposure to other investments in Asia.

We continue to view India and South Africa as sources of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside potential in the Indian market.

In Europe, Russian stocks experienced a substantial correction after a stellar run. We remain optimistic about the country's long-term prospects, but have reduced our exposure to Russian equities. Likewise, Turkey experienced tremendous returns in the last year and remains one of the last markets that has yet to conquer inflation. Positive news on the inflation front could trigger another move up in stock prices. Because valuations remain at attractive levels, we are overweight in the Turkish market. The Fund's cash position is slowly being redeployed as the entire emerging-market asset class has fallen to levels significantly below fair value.

Madhav Dhar                                Robert L. Meyer
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (75.8%)
  ARGENTINA (2.3%)
          12,975   Nortel Inversora ADR.............................  $    331
           8,449   Telecom Argentina ADR............................       302
          71,551   Telefonica de Argentina ADR......................     2,665
          24,156   YPF ADR..........................................       826
                                                                      --------
                                                                         4,124
                                                                      --------
  BRAZIL (2.4%)
          42,380   Brahma ADR.......................................       601
     (a,e)12,645   Coteminas ADR....................................       210
      (a)295,381   CRT 'A'..........................................       364
    (a)1,256,000   Encorpar.........................................         1
         571,000   Lightpar.........................................       171
       (e)14,225   Lojas Arupua ADR.................................        51
           7,720   Pao de Acucar ADR................................       150
          14,961   Pao de Acucar ADR................................       291
     (a,e)16,025   Rossi Residencial GDR............................        78
       1,508,100   Tecidos Nortre de Minas..........................       541
       5,854,000   Telebras.........................................       595
       (a)38,920   Unibanco GDR.....................................     1,253
                                                                      --------
                                                                         4,306
                                                                      --------
  CHILE (0.7%)
          18,300   CCU ADR..........................................       538
           8,290   Enersis ADR......................................       240
          22,954   Santa Isabel ADR.................................       402
                                                                      --------
                                                                         1,180
                                                                      --------
  CHINA (0.2%)
         281,000   Qingling Motors Co., 'H'.........................       138
      (a)996,000   Zhejiang Expressway Co., Ltd. 'H'................       202
                                                                      --------
                                                                           340
                                                                      --------
  COLOMBIA (0.0%)
          68,572   Banco de Colombia................................        24
                                                                      --------
  EGYPT (1.9%)
           7,400   Al-Ahram Beverages Co. S.A.E. GDR................       205
           7,916   Ameriyah Cement Co...............................       185
          34,430   Commercial International Bank....................       695
          16,750   Commercial International Bank GDR................       350
          13,720   Eastern Tobacco..................................       318
           5,775   Egyptian Finance & Industrial....................       348
       (a)10,800   General Silo Storage.............................       260
       (a)10,475   Helwan Portland Cement Co........................       211
        (a)6,377   Industrial & Engineering.........................       107
        (a)3,200   Madinet Housing & Development....................       207
           1,950   North Cairo Flour Mills..........................        55
             500   Paints & Chemical Industries Co. S.A.E...........        16
          31,100   Paints & Chemical Industries Co. S.A.E. GDR......       311
           8,575   Tourah Portland Cement Co........................       197
                                                                      --------
                                                                         3,465
                                                                      --------
  HONG KONG (2.0%)
          80,000   Cheung Kong Holdings Ltd.........................       524
         111,000   China Light & Power Co., Ltd.....................       616
         147,000   China Resources Enterprises Ltd..................       328
          24,400   HSBC Holdings plc................................       601
         433,000   Ng Fung Hong Ltd.................................       455
          77,000   Shanghai Industrial Holdings Ltd.................       286

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          78,000   Sun Hung Kai Properties Ltd......................  $    544
         456,000   Zhenhai Refining & Chemical Co...................       190
                                                                      --------
                                                                         3,544
                                                                      --------
  HUNGARY (0.6%)
           3,601   BorsodChem Rt. GDR...............................       130
           3,200   Gedeon Richter Ltd...............................       336
          16,416   MOL Magyar Olaj-es Gazipari Rt. GDR..............       401
           6,200   OPT Bank Rt......................................       235
                                                                      --------
                                                                         1,102
                                                                      --------
  INDIA (7.2%)
             100   Automotive Axles Ltd.............................         1
         209,700   Bharat Heavy Electricals Ltd.....................     1,893
           4,369   Century Textiles & Industries GDR................       109
         105,000   Container Corp. of India Ltd.....................     1,125
      (e)150,000   E.I.D. Parry Ltd. GDR............................       244
          56,600   Great Eastern Shipping GDR.......................       304
          85,314   Gujarat Narmada Valley Fertilizers Co., Ltd.
                     GDR............................................       128
          22,500   Hero Honda Motors Ltd............................       530
         504,000   Hindustan Development Corp. Ltd. GDR.............        78
          24,400   Hoechst Shering Agrero Ltd.......................       386
          32,409   Housing Development Finance Corp., Ltd...........     2,544
      (e)108,750   Indo Rama Synthetics Ltd. GDR....................       218
          61,000   Infosys Technologies Ltd.........................     1,918
          51,200   ITC Ltd..........................................       808
         184,150   LG Balakrishnan Bros.............................       479
          32,300   Mahanagar Telephone Nigam Ltd....................       213
           5,000   MRF Ltd. 'B'.....................................       247
         100,000   Philips India Ltd................................       166
          21,150   Rane Madras Ltd..................................        55
      (a)317,000   SIV Industries GDR...............................       127
         135,600   State Bank of India..............................       841
         302,600   Tube Investments of India Ltd. GDR...............       287
          40,550   United Phosphorus Ltd. GDR.......................       101
                                                                      --------
                                                                        12,802
                                                                      --------
  INDONESIA (2.5%)
    (d)3,204,563   Astra International (Foreign)....................       830
    (d)3,265,138   Bank International Indonesia (Foreign)...........       193
    (d)2,059,300   Bank Negara Indonesia (Foreign)..................       197
          51,300   Barito Pacific Timber (Foreign)..................        15
         359,428   Bimantara Citra (Foreign)........................        69
         166,300   Citra Marga Nusaphala Persada (Foreign)..........        18
          50,246   Daya Guna Samudera (Foreign).....................        38
      (d)546,325   Gudang Garam (Foreign)...........................       831
        (a)4,700   Gulf Indonesia Resources Ltd. (Foreign)..........       103
      (d)287,000   Hanjaya Mandala Sampoerna (Foreign)..............       217
       1,472,880   Indah Kiat Pulp & Paper (Foreign)................       261
         743,000   Indofood Sukses Makmur (Foreign).................       243
          37,600   London Sumatra Indonesia (Foreign)...............        21
    (d)1,199,000   Mayora Indah (Foreign)...........................       104
  (a,d)1,153,200   Putra Surya Multidana (Foreign)..................       110
          37,300   Tambang Timah (Foreign)..........................        40
           6,400   Telekomunikasi ADR...............................        71
       1,997,700   Telekomunikasi (Foreign).........................     1,062
                                                                      --------
                                                                         4,423
                                                                      --------
  ISRAEL (2.9%)
         273,200   Bank Hapoalim Ltd................................       656
               1   Elbit Medical Imaging Ltd........................        --

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
  ISRAEL (CONT.)
          37,500   Elbit Systems Ltd................................  $    495
             680   First International Bank of Israel Ltd. '1'......        93
           1,097   First International Bank of Israel Ltd. '5'......       805
          10,890   Koor Industries Ltd..............................     1,207
          16,500   Koor Industries Ltd. ADR.........................       362
         530,700   Super Sol Ltd....................................     1,505
           1,030   Super Sol Ltd. ADR...............................        14
                                                                      --------
                                                                         5,137
                                                                      --------
  KOREA (3.2%)
       (a)25,260   Hansol Paper Co..................................       111
       (a)33,022   Housing & Commercial Bank (Foreign)..............       222
          59,593   Housing & Commercial Bank GDR....................       393
          (d)650   Korea Mobile Telecommunications Corp.............       196
          46,209   LG Information & Communication Ltd...............     1,295
       (d)40,200   Pohang Iron & Steel Co., Ltd.....................     1,121
          24,486   Pohang Iron & Steel Co., Ltd. (Foreign)..........       663
          56,723   Samsung Electronics Co. (Foreign)................     1,285
       (a)28,184   Samsung Electronics Co. GDR (New)................       400
                                                                      --------
                                                                         5,686
                                                                      --------
  MALAYSIA (3.1%)
          69,800   AMMB Holdings Bhd................................        46
          13,000   Berjaya Sports Toto Bhd..........................        33
          20,000   Carlsberg Brewery Malaysia Bhd...................        64
         164,000   Commerce Asset Holdings Bhd......................        78
         253,000   DCB Holdings Bhd.................................       122
         125,000   Genting Bhd......................................       313
         242,000   Golden Hope Plantations Bhd......................       280
         124,000   IOI Corp., Bhd...................................        40
         150,000   Kuala Lumpur Kepong Bhd..........................       322
         166,000   Magnum Corp., Bhd................................       100
         154,800   Malayan Banking Bhd..............................       450
         155,000   Malayan United Industries Bhd....................        27
          59,000   Malaysian International Shipping (Foreign).......        86
          19,000   Malaysian Pacific Industries Bhd.................        46
          46,000   Nestle Bhd.......................................       213
          31,000   New Straits Times Press Bhd......................        38
          51,000   Perusahaan Otomobil Nasional Bhd.................        50
         193,000   Petronas Gas Bhd.................................       439
          60,000   Rashid Hussain Bhd...............................        47
          58,000   Resorts World Bhd................................        98
          52,000   R.J. Reynolds Bhd................................        85
          62,000   Rothmans of Pall Mall Bhd........................       482
         323,000   Sime Darby Bhd...................................       311
         102,000   Technology Resources Industries..................        60
         259,000   Telekom Malaysia Bhd.............................       766
         336,000   Tenaga Nasional Bhd..............................       717
         208,000   United Engineers Bhd.............................       173
                                                                      --------
                                                                         5,486
                                                                      --------
  MEXICO (11.2%)
          44,710   Apasco...........................................       308
       (a)79,309   Banacci 'B'......................................       238
      (a)193,888   Banacci 'L'......................................       500
      (a)461,662   Bancomer 'B'.....................................       300
     (a,e)21,425   Bancomer 'B' ADR.................................       277
      (a)239,635   Cemex CPO........................................     1,085
       (a)34,354   Cemex CPO ADR....................................       312
          15,004   Cifra 'A'........................................        37
          21,930   Cifra 'B'........................................        54

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          36,440   Cifra 'B' ADR....................................  $     89
         141,854   Cifra 'C'........................................       318
         601,835   FEMSA 'B'........................................     4,839
            (a)1   Gruma ADR........................................        --
         545,427   Kimberly 'A'.....................................     2,592
          80,754   Telemex 'L' ADR..................................     4,527
       (a)87,665   Televisa CPO GDR.................................     3,392
       (a)47,255   TV Azteca ADR....................................     1,066
                                                                      --------
                                                                        19,934
                                                                      --------
  PAKISTAN (4.1%)
         753,600   Fauji Fertilizer Co., Ltd........................     1,443
    (a)1,080,000   Hub Power Co.....................................     1,406
         154,644   Pakistan State Oil Co., Ltd......................     1,316
       3,635,900   Pakistan Telecommunication Co....................     2,747
      (a)771,650   Sui Northern Gas Pipelines.......................       472
                                                                      --------
                                                                         7,384
                                                                      --------
  PERU (0.6%)
          45,190   Tel Peru 'B' ADR.................................     1,053
                                                                      --------
  PHILIPPINES (1.9%)
       1,736,300   Ayala Corp.......................................       675
         207,860   Ayala Land, Inc. 'B'.............................        82
         348,290   C&P Homes, Inc...................................        20
      (a)283,460   Filinvest Land, Inc..............................        11
         199,250   Manila Electric 'B'..............................       659
         185,410   Metro Pacific Corp...............................         5
          10,814   Metropolitan Bank & Trust Co.....................        73
         254,490   Petron Corp......................................        21
          42,170   Philippine Long Distance Telephone Co............       916
           3,200   Philippine Long Distance Telephone Co. ADR.......        72
        (a)8,770   Philippine National Bank 'B'.....................        19
         359,720   San Miguel Corp. 'B'.............................       440
       2,400,940   SM Prime Holdings, Inc...........................       356
                                                                      --------
                                                                         3,349
                                                                      --------
  POLAND (2.2%)
       (a)18,860   Agros Holdings S.A. 'C'..........................       391
        (a)4,080   Agros Holdings S.A. 'D'..........................        84
          12,500   Bank Rozwoju Eksportu S.A........................       259
           8,136   Bank Slaski S.A..................................       450
        (a)8,300   Bank of Handlowy W Warszawie S.A.................       106
         588,000   BIG Bank Gdanski S.A.............................       575
       (a)13,000   BIG Bank Gdanski ell.............................       202
          15,750   Debica S.A.......................................       384
          77,100   Elektrim S.A.....................................       746
       (a)30,500   Exbud S.A........................................       286
       (a)99,597   Polifarb Wroclaw S.A.............................       472
                                                                      --------
                                                                         3,955
                                                                      --------
  RUSSIA (8.4%)
       6,852,500   Edinaya Energetiches.............................     2,056
       1,622,000   Irkutskenergo....................................       320
          73,333   Lukoil Holdings Co...............................     1,694
           4,333   Lukoil Holdings Co. ADR..........................       400
         736,667   Moscow Energy (Mosenergo)........................       935
  (a,d)4,570,885   Mustcom..........................................     3,885
          (a)600   Storyfirst Communications........................     1,716
         116,300   Surgutneftegaz ADR...............................     1,189

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

  RUSSIA (CONT.)
  (a,d)2,684,488   Svyaz Finance....................................  $  2,336
           3,400   Tatneft ADR......................................       483
                                                                      --------
                                                                        15,014
                                                                      --------
  SOUTH AFRICA (4.8%)
          62,200   Barlow Ltd.......................................       528
          21,262   Bidvest Group Ltd................................       176
           8,400   Coronation Holdings Ltd. 'N'.....................       122
         127,400   Ellerine Holdings Ltd............................       822
          66,358   Foodcorp Limited.................................       341
          94,400   Forbes Group Ltd.................................       175
         182,400   Illovo Sugar Ltd.................................       311
         249,675   Malbak Ltd.......................................       244
         278,800   NBS Boland Group, Ltd............................       690
         893,500   New Africa Investments Ltd. 'N'..................       854
         236,100   Orion Selections Holdings, Ltd...................       606
         160,000   Orion Selections Ltd.............................       345
          64,779   Persetel Holdings Ltd............................       355
         519,900   Protea Furnishers Ltd............................       259
         122,900   Rembrandt Group Ltd..............................       897
         170,600   Sasol Ltd........................................     1,784
                                                                      --------
                                                                         8,509
                                                                      --------
  TAIWAN (4.3%)
      (a)191,500   Asustek Computer, Inc............................     3,035
         359,000   Cathay Construction Corp.........................       409
      (a)342,572   Compal Electronics, Inc..........................       998
       1,173,632   Far Eastern Textile, Ltd.........................     1,273
      (a)226,000   Hon Hai Precision Industry.......................     1,143
         357,000   Siliconware Precision Industries Co..............       843
                                                                      --------
                                                                         7,701
                                                                      --------
  THAILAND (2.8%)
        (a)8,100   Advance Agro Public Co., Ltd.....................         7
       (a)24,400   Advance Agro Public Co., Ltd. (Foreign)..........        20
         137,100   Advanced Info Service Public Co., Ltd.
                     (Foreign)......................................       655
          38,200   BEC World Public Co., Ltd. (Foreign).............       152
          14,300   Bangkok Bank Public Co., Ltd. (Foreign)..........        36
    (a,d)804,600   Bangkok Expressway Public Co., Ltd. (Foreign)....       447
           3,200   Bank of Ayudhya Public Co., Ltd. (Foreign).......         1
       (d)88,700   Central Pattana Public Co., Ltd. (Foreign).......        28
     (a,d)54,900   Delta Electronics Public Co., Ltd. (Foreign).....       451
       (a)27,700   Electricity Generating Public Co., Ltd.
                     (Foreign)......................................        52
         105,300   Exploration & Production Public Co., Ltd.
                     (Foreign)......................................     1,212
       (d)65,300   Grammy Entertainment Public Co., Ltd.
                     (Foreign)......................................       285
         385,400   Industrial Finance Corp. of Thailand (Foreign)...        59
       (d)22,000   Lanna Lignite Public Co., Ltd. (Foreign).........        45
         278,000   National Finance & Securities Co., Ltd.
                     (Foreign)......................................        51
      (d)253,400   National Petrochemical Public Co., Ltd.
                     (Foreign)......................................       134
         113,440   Shinawatra Computer Co., Ltd. (Foreign)..........       377
           4,200   Siam City Cement Public Co., Ltd. (Foreign)......         4
         445,866   Siam Commercial Bank Co. Ltd. (Foreign)..........       509
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

       (a)15,500   TelecomAsia Corp. Public Co. Ltd. (Foreign)......  $      3
      (d)235,000   Thai Airways International Public Co., Ltd.
                     (Foreign)......................................       254
     (a,d)30,300   Thai Engine Manufacturing Public Co., Ltd.
                     (Foreign)......................................        51
          41,900   Thai Farmers Bank Public Co., Ltd. (Foreign).....        76
           8,400   Thailand Petrochemical Industry..................         1
         174,700   United Communications Industry Public Co., Ltd.
                     (Foreign)......................................        71
                                                                      --------
                                                                         4,981
                                                                      --------
  TURKEY (5.6%)
       5,669,750   Arcelik A.S......................................       533
       6,495,500   Ege Biracilik Ve Malt Sanayii....................       588
       4,009,000   Erciyas Biracilik Ve Malt Sanayii................       561
      14,583,000   Eregli Demir Ve Celik Fabrikalari A.S............     2,252
         119,000   Migros Turk......................................       108
      12,603,383   Turkiye Garanti Bankasi A.S......................       623
       8,071,000   Vestel Elektronik Sanayii ve Ticaret A.S.........       662
     120,265,330   Yapi Ve Kredi Bankasi A.S........................     4,584
                                                                      --------
                                                                         9,911
                                                                      --------
  VENEZUELA (0.4%)
          91,003   C.A. La Electricidad de Caracas..................       109
          17,005   CANTV ADR........................................       708
                                                                      --------
                                                                           817
                                                                      --------
  ZIMBABWE (0.5%)
         656,950   Delta Corp.......................................       447
         374,200   Meikles Africa Ltd...............................       337
      (e)597,000   Trans Zambesi Industries Ltd. 'S'................       190
                                                                      --------
                                                                           974
                                                                      --------
TOTAL COMMON STOCKS (COST $164,281).................................
                                                                       135,201
                                                                      --------
PREFERRED STOCKS (12.5%)
  BRAZIL (NON-VOTING STOCKS) (12.2%)
      67,992,584   Banco Bradesco...................................       670
 (a,d)11,156,000   Banco Nacional...................................        --
       2,963,099   Brahma...........................................     1,991
      41,211,110   CEMIG............................................     1,791
          13,945   CEMIG ADR........................................       606
    (a)4,164,300   CRT..............................................     5,131
          30,400   CVRD.............................................       612
          23,359   CVRD ADR.........................................       470
       1,734,000   Itaubanco........................................       932
      12,437,000   Lojas Arapua.....................................        45
       6,448,000   Lojas Renner.....................................       202
       4,660,000   Pao de Acucar....................................        85
    (e)6,401,000   Petrobras........................................     1,497
     (a,e)12,430   Petrobras ADR....................................       295
      12,862,390   Telebras.........................................     1,467
          51,035   Telebras ADR.....................................     5,942
      53,661,000   Telesp...........................................        14
                                                                      --------
                                                                        21,750
                                                                      --------
  RUSSIA (0.3%)
         200,000   Rostelekom.......................................       466
                                                                      --------
TOTAL PREFERRED STOCKS (COST $23,258)...............................    22,216
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

INVESTMENT COMPANIES (1.0%)
  UNITED STATES (1.0%)
       (a)71,000   Korea Fund, Inc..................................  $    470
       (g)34,265   Morgan Stanley Africa Investment Fund, Inc.......       394
    (a,g)105,434   Morgan Stanley India Investment Fund, Inc........       883
                                                                      --------
TOTAL INVESTMENT COMPANIES (COST $2,228)............................     1,747
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
   (a)75,148,584   Banco Bradesco...................................         7
     (a,d)53,661   Telecom de Sao Paulo.............................        --
                                                                      --------
                                                                             7
                                                                      --------
  POLAND (0.0%)
        (a)1,694   Polifarb Wroclaw S.A.............................         2
                                                                      --------
  SOUTH AFRICA (0.0%)
        (a)2,100   Coronation Holdings Ltd..........................        --
                                                                      --------
  THAILAND (0.0%)
    (a,d)278,000   National Finance & Securities Public Co., Ltd....        --
                                                                      --------
TOTAL RIGHTS (COST $0)..............................................         9
                                                                      --------

          NO. OF
        WARRANTS
----------------

WARRANTS (0.0%)
  INDONESIA (0.0%)
      (a)126,596   Bank International Indonesia, expiring 1/17/00...         2
       (a)80,192   Indah Kiat Pulp & Paper, expiring 7/11/02........         2
                                                                      --------
                                                                             4
                                                                      --------
  MALAYSIA (0.0%)
       (a)26,750   Commerce Asset Holdings Bhd., expiring 3/16/02...         4
        (a)7,428   Rashid Hussain Bhd. expiring 3/25/02.............         1
                                                                      --------
                                                                             5
                                                                      --------
  THAILAND (0.0%)
    (a,d)111,466   Siam Commercial Bank Co..........................        --
                                                                      --------
TOTAL WARRANTS (COST $26)...........................................         9
                                                                      --------

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (0.1%)
  SOUTH AFRICA (0.1%)
$      (a)14,600   Sasol Ltd. 8.50%, 12/15/2099 (COST $182).........  $    146
                                                                      --------
TOTAL FOREIGN SECURITIES (89.4%) (COST $189,975)....................   159,328
                                                                      --------
FOREIGN CURRENCY (5.6%)
  ARP         14   Argentine Peso...................................        14
  BRL         84   Brazilian Real...................................        75
  COP      7,776   Colombian Peso...................................         6
  EGP        170   Egyptian Pound...................................        50
  HKD     17,621   Hong Kong Dollar.................................     2,274
  HUF     37,262   Hungarian Forint.................................       183
  INR     37,214   Indian Rupee.....................................       949
  IDR    900,987   Indonesian Rupiah................................       164
  MYR        224   Malaysian Ringgit................................        58
  PKR          4   Pakistani Rupee..................................        --
  PLN      1,453   Polish Zloty.....................................       412
  ZAR      9,495   South African Rand...............................     1,951
  KRW    621,772   South Korean Won.................................       367
  TWD    111,558   Taiwan Dollar....................................     3,419
  TRL    205,528   Turkish Lira.....................................         1
  VEB        450   Venezuelan Bolivar...............................         1
  ZWD         11   Zimbabwe Dollar..................................         1
                                                                      --------
TOTAL FOREIGN CURRENCY (COST $10,029)...............................     9,925
                                                                      --------
TOTAL INVESTMENTS (95.0%) (COST $200,004)...........................   169,253
OTHER ASSETS IN EXCESS OF LIABILITIES (5.0%)........................     8,890
                                                                      --------
NET ASSETS (100%)...................................................  $178,143
                                                                      ========

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
   (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
------------  ---------  -----------  -------------  ---------  -----------------
 HKD 17,622   $   2,274      1/2/98     $   2,274    $   2,274      $      --
IDR 899,539         164      1/2/98     $     159          159             (5)
 MYR   220           57      1/2/98     $      56           57             --
 ZAR  3,019         620      1/2/98     $     620          620             --
              ---------                              ---------      ---------
              $   3,115                              $   3,110      $      (5)
              =========                              =========      =========

---------------

HKD   --  Hong Kong Dollar
IDR   --  Indonesian Rupiah
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand

--------------------------------------------------------------------------------

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at December 31, 1997:

                                                                                             UNEALIZED
NOTIONAL                                                                                   APPRECIATION
 AMOUNT                                                                                   (DEPRECIATION)
  (000)                                    DESCRIPTION                                         (000)
---------  ----------------------------------------------------------------------------  -----------------
$2,000,000 Agreement with Goldman Sachs International terminating November 30, 1998 to pay 12 month USD-LIBOR minus 4.00% and to receive the SET Index converted
           into USD at the mid-market rate on October 30, 1998.........................      $     581

---------------

LIBOR  -- London Interbank Offer Rate
USD   --  U.S. Dollar

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services.....................................................................  $  40,100         22.5%
Finance......................................................................     27,959         15.7
Consumer Goods...............................................................     27,469         15.4
Energy.......................................................................     21,369         12.0
Capital Equipment............................................................     17,496          9.8
Materials....................................................................     13,549          7.6
Mutli-Industry...............................................................     11,365          6.4
Gold Mines...................................................................         21          0.0
                                                                               ---------         ----
                                                                               $ 159,328         89.4%
                                                                               =========         ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                17.2%
Consumer--Cyclical           15.6%
Consumer--Staples             5.7%
Diversified                  27.1%
Energy                        1.1%
Finance                      10.2%
Services                     12.1%
Technology                    5.2%
Short-Term Investments        3.4%
Other                         2.4%

                                                            TOTAL RETURNS**
                                                ---------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             9.92%     16.66%     24.11%     31.70%     30.72%     34.64%
---------------------------------------------------------------------------------------
Class B Shares            11.26%     16.26%     25.87%     30.87%     32.24%     33.74%
---------------------------------------------------------------------------------------
Class C Shares            15.21%     16.21%     29.82%     30.82%     33.67%     33.67%
---------------------------------------------------------------------------------------
Lipper Capital
Appreciation Index         N/A        8.81%      N/A       19.86%      N/A       17.38%
---------------------------------------------------------------------------------------
S&P 500 Index              N/A       10.58%      N/A       33.36%      N/A       28.05%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
ISSUER                             INDUSTRY     NET ASSETS
------                          --------------  ----------
United Technologies Corp.        Diversified        18.6%
Cendant Corp.                      Services         12.1%
Lockheed Martin Corp.           Capital Goods       12.0%
Loews Corp.                      Diversified         4.0%
Clear Channel Communications,
 Inc.                             Consumer--         4.0%
                                   Cyclical

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Diversified           $  28,745        27.1%
Capital Goods            18,231        17.2%
Consumer--Cyclical        4,485        15.6%
Services                 12,873        12.1%
Finance                  10,839        10.2%

The investment objective of the Aggressive Equity Fund is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, options, futures, and specialty securities.

For the six-month period ended December 31, 1997, the Fund had a total return of
16.66 percent for the Class A shares at net asset value, as compared to a total return of 8.81 percent for the Lipper Capital Appreciation Index and 10.58 percent for the Standard & Poor's 500-Stock Index during the same period.

After three heady years for the market, Wall Street futurists are divided firmly into bull and bear camps. We are foremost bottom-up investors, focusing on companies rather than markets, and we do not care which way the U.S. market moves in 1998. But if pushed, we are bullish because the backdrop for financial assets remains positive: inflation and interest rates are at 30-year lows, the U.S. budget is balanced, and U.S. companies seem as strong as ever in terms of global competitiveness. Also, the Federal Reserve has enormous flexibility due to the strength in the dollar and low inflation; if the economy slows, short-term rates will come down quickly. Meanwhile, corporate managements are more focused on creating shareholder value than in prior business cycles. Still, negative factors such as the strong dollar and disinflationary/deflationary trends are combining to put pressure on corporate profits. Additionally, valuations are high on an absolute basis.

In our view, this sets up a classic stock-pickers' market. We prefer such an environment because we would rather deal with earnings risk than upward pressure on interest rates. Companies that are able to rise above profit pressures and achieve significant earnings growth will be richly rewarded. However, the "safe growth" segment of the U.S. market--stocks like Coca-Cola and General Electric--look extended and expensive. We don't believe they necessarily need to go down, but they have gone up much more than their respective earnings in recent years and should eventually enter a phase where their stock prices lag profit growth.

We believe there is more money to be made in "unsafe growth," i.e., companies that have strong fundamentals but where investors still have doubts. We divide those "unsafe growth" stocks that we find compelling into two categories: stocks infected with investor fears stemming from the turmoil in

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Asia, and stocks that should be insulated against the negative factors pressuring U.S. corporate profits. In the first category, we include such companies as United Technologies, whose earnings are growing at 17 to 18 percent annually, and Gulfstream Aerospace, the leading producer of executive jets with a debt-free balance sheet and earnings estimates on the rise.

In the second category we include Cendant, the new company formed by the merger of HFS and CUC International. We feel Cendant may reap tremendous revenue and profit-margin gains from the combination of the country's largest franchiser with the preeminent direct marketing company. Also in this category is Cracker Barrel Old Country Store, a 300-unit chain of restaurant and gift shops that is experiencing profit-margin improvement after several sluggish years. A final example of a stock that should be somewhat insulated from generalized corporate profit pressure is Lockheed Martin. The company is generating massive free cash flow and will be the largest defense contractor in the world, pending the closing of its acquisition of Northrop Grumman.

Kurt A. Feuerman
PORTFOLIO MANAGER

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (93.6%)
  CAPITAL GOODS (17.2%)
    AEROSPACE & DEFENSE (17.2%)
          21,200   AVTEAM, Inc., `A'................................  $    188
       (a)85,100   Gulfstream Aerospace Corp........................     2,489
       (a)33,800   Litton Industries, Inc...........................     1,943
         129,600   Lockheed Martin Corp.............................    12,766
          10,400   Thiokol Corp.....................................       845
                                                                      --------
  TOTAL CAPITAL GOODS...............................................    18,231
                                                                      --------
  CONSUMER -- CYCLICAL (15.6%)
    AUTOMOTIVE (4.2%)
          68,100   Avis Rent A Car, Inc.............................     2,175
          19,000   Borg-Warner Automotive, Inc......................       988
          21,800   General Motors Corp..............................     1,322
                                                                      --------
                                                                         4,485
                                                                      --------
    BROADCAST -- RADIO & TELEVISION (6.7%)
       (a)10,100   American Radio Systems Corp., `A'................       538
          57,700   CBS, Inc.........................................     1,699
       (a)52,900   Clear Channel Communications, Inc................     4,202
       (a)16,200   Viacom, Inc., `B'................................       671
                                                                      --------
                                                                         7,110
                                                                      --------
    FOOD SERVICE & LODGING (2.6%)
       (a)39,900   Brinker Intertional, Inc.........................       638
          63,700   Cracker Barrel Old Country Store, Inc............     2,126
                                                                      --------
                                                                         2,764
                                                                      --------
    LEISURE RELATED (0.9%)
          38,000   International Game Technology....................       960
                                                                      --------
    PUBLISHING (1.2%)
      (a)102,900   PRIMEDIA, Inc....................................     1,299
                                                                      --------
  TOTAL CONSUMER -- CYCLICAL........................................    16,618
                                                                      --------
  CONSUMER -- STAPLES (5.7%)
    BEVERAGES (0.9%)
          28,500   Coca-Cola Enterprises, Inc.......................     1,013
                                                                      --------
    FOOD (1.1%)
          12,100   Ralston-Ralston Purina Group.....................     1,125
                                                                      --------
    TOBACCO (3.7%)
       (a)19,100   Consolidated Cigar Holdings, Inc.................       526
          62,100   Philip Morris Cos., Inc..........................     2,814
          16,600   RJR Nabisco Holdings Corp........................       623
                                                                      --------
                                                                         3,963
                                                                      --------
  TOTAL CONSUMER -- STAPLES.........................................     6,101
                                                                      --------
  DIVERSIFIED (27.1%)
    DIVERSIFIED (27.1%)
           (a)65   Berkshire Hathaway, Inc..........................     2,990
          57,200   ITT Industries, Inc..............................     1,795
          39,700   Loews Corp.......................................     4,213
         271,200   United Technologies Corp.........................    19,747
                                                                      --------
  TOTAL DIVERSIFIED.................................................    28,745
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

  ENERGY (1.1%)
    COAL, GAS, & OIL (1.1%)
          23,800   Diamond Offshore Drilling, Inc...................  $  1,145
                                                                      --------
  FINANCE (9.6%)
    BANKING (1.4%)
       (a)32,600   Friedman, Billings, Ramsey Group, Inc., `A'......       585
           2,733   Wells Fargo Co...................................       927
                                                                      --------
                                                                         1,512
                                                                      --------
    FINANCIAL SERVICES (5.6%)
          15,600   American Express Co..............................     1,392
          22,900   SLM Holding Corp.................................     3,186
          25,550   Travelers, Inc...................................     1,377
                                                                      --------
                                                                         5,955
                                                                      --------
    INSURANCE (2.6%)
          33,100   American Bankers Insurance Group, Inc............     1,521
           4,000   Cincinnati Financial Corp........................       563
          19,300   Nationwide Financial Services, Inc., 'A'.........       697
                                                                      --------
                                                                         2,781
                                                                      --------
  TOTAL FINANCE.....................................................    10,248
                                                                      --------
  SERVICES (12.1%)
    PROFESSIONAL SERVICES (12.1%)
      (a)374,491   Cendant Corp.....................................    12,873
                                                                      --------
  TECHNOLOGY (5.2%)
    COMPUTERS (1.8%)
          18,700   International Business Machines Corp.............     1,955
                                                                      --------
    SOFTWARE SERVICES (2.2%)
       (a)17,900   Microsoft Corp...................................     2,314
                                                                      --------
    TECHNOLOGY (0.7%)
          13,700   Linear Technology Corp...........................       789
                                                                      --------
    TELECOMMUNICATIONS (0.5%)
        (a)9,200   Associated Group, Inc., Class A..................       273
        (a)7,900   Associated Group, Inc., Class B..................       230
                                                                      --------
                                                                           503
                                                                      --------
  TOTAL TECHNOLOGY..................................................     5,561
                                                                      --------
TOTAL COMMON STOCKS (COST $93,897)..................................    99,522
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.6%)
  FINANCE (0.6%)
    FINANCIAL SERVICES (0.6%)
       (a)17,700   Newcourt Credit Group, Inc. (COST $577)..........       591
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.4%)
    REPURCHASE AGREEMENT (3.4%)
$          3,601   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                     1/2/98, to be repurchased at $3,602,
                     collateralized by $3,640 U.S. Treasury Notes,
                     5.625%, due 2/15/06, valued at $3,679 (COST
                     $3,601)........................................  $  3,601
                                                                      --------
TOTAL INVESTMENTS (97.6%) (COST $98,075)............................   103,714
OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)........................     2,551
                                                                      --------
NET ASSETS (100%)...................................................  $106,265
                                                                      ========

---------------

(a)   --  Non-income producing security

SECURITIES SOLD SHORT (NOTE A-6)

                                                                         VALUE
          SHARES                                                         (000)
----------------                                                      --------
          17,700   Newcourt Credit Group, Inc. Rights (TOTAL
                     PROCEEDS $605).................................  $    591
                                                                      ========


    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                    19.5%
Healthcare                    6.2%
Land                          1.4%
Lodging/Leisure              11.5%
Manufactured Homes            6.6%
Office & Industrial          28.1%
Retail                       18.3%
Self Storage                  3.2%
Short-Term Investments        5.2%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             7.28%     13.83%     17.33%     24.48%     28.70%     33.33%
---------------------------------------------------------------------------------------
Class B Shares             8.40%     13.40%     18.40%     23.40%     30.28%     32.27%
---------------------------------------------------------------------------------------
Class C Shares            12.36%     13.36%     22.43%     23.43%     32.28%     32.28%
---------------------------------------------------------------------------------------
NAREIT Equity Index        N/A       13.77%      N/A       20.29%      N/A       31.61%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                              PERCENT OF
ISSUER                                         INDUSTRY       NET ASSETS
------                                    ------------------  ----------
Taubman Centers, Inc. REIT                      Retail             5.4%
Arden Realty Group, Inc.                       Office &
                                              Industrial           4.7%
Chateau Communities, Inc. REIT            Manufactured Homes       4.6%
Nationwide Health Properties, Inc.            Healthcare           4.6%
Bay Apartment Communities, Inc. REIT          Apartment            4.0%

TOP FIVE SECTORS
                                VALUE   PERCENT OF
SECTOR                          (000)   NET ASSETS
------                          ------  ----------
Office & Industrial             $10,502   28.1%
Apartment                         7,301   19.5%
Retail                            6,839   18.3%
Lodging/Leisure                   4,294   11.5%
Manufactured Homes                2,476    6.6%

The U.S. Real Estate Fund seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

For the six-month period ended December 31, 1997, the Fund achieved a total return of 13.83 percent for Class A shares at net asset value, as compared to a total return of 13.77 percent for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

INVESTMENT THEMES

The past six months were very exciting for the REIT industry, as REITs continued to become much more widely accepted in the investment community. Reasons for this acceptance include the tremendous growth of the industry, continued strong performance, and positive attention from the business media.

Total equity capitalization of the REIT industry at the end of the reporting period reached $145 billion, a 65 percent increase over 1996. New equity issuance of $23 billion during 1997 was more than the three previous years combined, and double the previous record of 1993, when the market was dominated by IPOs. Although the majority of the issuance was for secondary offerings by existing REITs, there was also a reopening of the window for IPOs, with approximately $3 billion raised in 12 separate transactions.

Noteworthy IPOs included several regional office companies. Potentially of greater interest, however, were the IPOs of Equity Office Properties and AMB Property Corporation, involving essentially the conversion of a pension fund advisory business to a REIT. It also is noteworthy that the office and industrial sectors accounted for almost one-half of the total equity issuance. We expect equity issuance to continue at a high rate, albeit at a slower pace than in 1997. We believe that given current valuations, we will continue to see a modest level of IPOs both from regional operators and from pension fund advisors.

Participants in the REIT industry have speculated on the timing of a merger wave as the public real estate market matures beyond its initial proliferation of IPOs. It now appears as if the anticipated wave of mergers has officially commenced, beginning with the friendly and surprising merger between Equity Office Properties (the nation's largest office REIT) with Beacon Properties (Equity

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Office Properties' largest national rival). Generally, the majority of the other merger deals involved companies expanding to become super-regional or national players in their sector, with the multifamily sector producing the most mergers. However, the greatest excitement was generated by the bidding war between Starwood Lodging and Hilton Hotels to purchase ITT Corporation, a battle won by Starwood. The battle over ITT commanded daily articles in THE WALL STREET JOURNAL and other business publications.

This merger activity set off an interesting debate about whether it is more favorable to own the consolidators or the targets. Given our approach of selecting securities that we believe offer the best value relative to their underlying net property assets, it is not surprising that we often own the targets. Although we are not opposed to owning the consolidators, owning such companies in the portfolio would likely be as a result of their underlying relative valuation, as opposed to a stated goal to be a large participant in a sector.

Clearly, with healthy investor interest in REITs combined with REITs trading at significant premiums to asset value, a number of companies are attempting to position themselves as growth companies. While this objective may be achievable at this stage of the real estate recovery cycle, it may be far more difficult to implement this type of approach to real estate investing and strategic direction in other phases of the real estate cycle. We expect that as the current recovery in the U.S. real estate market continues toward equilibrium, we will see a decline in the average premiums to net asset value at which the companies trade.

SECTOR REVIEW

With regard to the property markets, we are seeing evidence of an emerging recovery in the area of new construction of real estate. Despite the disfavor that real estate development faced in virtually every property sector in the early 1990s, we have witnessed the financial community reopening their doors to finance development. Although the real estate market generally remains in a favorable part of its cycle, this new supply causes us to raise the following issues. In our modeling of companies, we have implemented a negative reversionary value calculation (to reflect our anticipation of declines in occupancy caused by oversupply) in calculating the net asset value of companies. This is particularly true in the limited service hotel business, as well as for companies with a concentration of multifamily properties in the Southeast. Additionally, we are monitoring a number of industrial markets for oversupply and potential decline in occupancy. Finally, although we have discussed our rationale for overweighting the office and upscale full-service hotel markets since inception of the Fund, we have begun shifting the portfolio to favor those companies with properties in the most supply-constrained locations, which include urban markets as well as those in California and the Northeast.

The majority of sell-side analysts predicted that 1997 would be a year for stock-picking as opposed to sector allocation. At the beginning of the year, we declared that there was still room for outperformance through sector allocation. The chart below outlines the total return performance of the various sectors in the real estate industry for 1996 and 1997.

                                                                    TOTAL PERFORMANCE
                                                                 ------------------------
SECTOR                                                              1997         1996
------                                                           -----------  -----------
Apartments.....................................................       16.0%        28.4%
Manufactured Homes.............................................       18.1%        34.9%
Strip Centers..................................................       21.4%        32.8%
Regional Malls.................................................       13.7%        44.6%
Outlet Centers.................................................        0.1%         3.5%
Industrial.....................................................       19.0%        27.0%
Office.........................................................       29.0%        51.8%
Self Storage...................................................        3.4%        42.0%
Triple Net Lease...............................................       17.7%        30.8%
Hotel..........................................................       30.1%        49.2%

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

From a market perspective, the office and hotel sectors provided the best performance for the third consecutive year. However, we believe that the increasing supply in these markets, combined with the prevailing prices of the securities in these sectors, may cause overall returns in 1998 to be substantially less than in previous years.

The self-storage and factory outlet sectors drastically underperformed the NAREIT Equity Index for two very different reasons. The poor returns in the factory outlet sector were the result of a continued deterioration of the sector's fundamentals. Looking forward, we believe this sector will continue to trail due to continued weakness in occupancies and rents. The self-storage market, by contrast, is in equilibrium from a supply-and-demand perspective; however, share prices had run too far in 1996, leaving no room for continued appreciation last year. In 1998, we expect this sector to be a market performer. As we discussed last year, we were unable to explain the outperformance of the regional mall sector, and despite improving occupancies and reduced bankruptcies, this sector trailed the Index in 1997. The other major sectors in the Index provided returns similar to the market.

With respect to the performance of the Fund from a top-down perspective, we created outperformance through our overweighting of the office and hotel sectors, and through the underweighting of the self-storage and factory outlet sectors. From a bottom-up perspective, we created significant outperformance from our stock-picking in the apartment, manufactured home, industrial, and regional mall sectors.

INVESTMENT STRATEGY

We will continue to pursue a strategy of overweighting those sectors that offer the best underlying real estate fundamentals. We believe that in 1998 our overall sector weightings will probably come closer to approximating market weightings, due to two factors. First, the relative weightings in the NAREIT Equity Index have changed materially and are now more in line with our Fund. For example, we have maintained a hotel weighting between 8 and 15 percent during the last several years. During this reporting period, the Index weighting has shifted from 4 percent to a likely weighting of 13 to 15 percent in light of recent merger activity. Second, the underlying valuations have generally adjusted to reflect the relative attractiveness of each sector. We will continue to provide basic sector weighting guidelines, but it is important to note that we focus in great detail on sub-sectors within those sectors. Following is our outlook for the various sub-sectors in the coming year:

UNDERPERFORM                       MARKET PERFORM                     OUTPERFORM
---------------------------------  ---------------------------------  ---------------------------------
Class A Apartments                 Class B Apartments                 CBD Office
Sunbelt                            Self Storage                       Upscale Hotels
Economy Lodging                    Suburban Office                    Northeast/Pacific Coast
Factory Outlets                    Industrial
Class B Regional Malls             Class A Regional Malls
                                   Midwest
                                   Manufactured Housing
                                   Strip Shopping Centers

Within this framework, we will, as discussed above, continue to select those securities that we feel offer the best value relative to our estimate of their intrinsic asset value.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

IMPORTANT FUND UPDATE

On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen American Capital Real Estate Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to June 30, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

Your Fund and the Van Kampen American Capital Real Estate Securities Fund have substantially similar investment objectives, policies and practices, and are managed by the same portfolio management team. The Van Kampen American Capital Fund's investment objective is to provide shareholders with long-term growth of capital, with current income as a secondary objective.

Russell Platt                              Theodore R. Bigman
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

COMMON STOCKS (93.3%)
  APARTMENT (19.5%)
    3,400   Amli Residential Properties Trust REIT...........  $    76
   30,900   Avalon Properties, Inc. REIT.....................      956
   38,600   Bay Apartment Communities, Inc. REIT.............    1,505
   41,400   Essex Property Trust, Inc. REIT..................    1,449
    5,800   Irvine Apartment Communities, Inc. REIT..........      184
   34,000   Oasis Residential, Inc. REIT.....................      759
   48,032   Security Capital Atlantic, Inc...................    1,015
   25,400   Walden Residential Properties, Inc. REIT.........      648
   45,351   Wellsford Properties, Inc........................      709
                                                               -------
                                                                 7,301
                                                               -------
  HEALTHCARE (6.2%)
   66,800   Nationwide Health Properties, Inc................    1,703
   16,500   Omega Healthcare Investors, Inc..................      637
                                                               -------
                                                                 2,340
                                                               -------
  LAND (0.9%)
(a)45,424   Atlantic Gulf Communities Corp...................      204
 (a)7,600   Catellus Development Corp........................      152
                                                               -------
                                                                   356
                                                               -------
  LODGING/LEISURE (11.5%)
   17,700   American General Hospitality Corp................      473
(a)36,800   CapStar Hotel Co.................................    1,263
(a)33,100   Extended Stay of America, Inc....................      412
(a)76,000   Host Marriott Corp...............................    1,491
   (a)400   ITT Corp.........................................       33
(a)31,700   John Q. Hammons Hotels, Inc......................      285
(a)12,600   Suburban Lodges of America.......................      168
 (a)6,500   Vail Resorts, Inc................................      169
                                                               -------
                                                                 4,294
                                                               -------
  MANUFACTURED HOMES (6.6%)
   54,848   Chateau Communities, Inc. REIT...................    1,728
   27,700   Manufactured Home Communities, Inc. REIT.........      748
                                                               -------
                                                                 2,476
                                                               -------
  OFFICE & INDUSTRIAL (27.6%)
    INDUSTRIAL (3.8%)
   59,000   Pacific Gulf Properties, Inc. REIT...............    1,401
                                                               -------
    OFFICE (19.0%)
   56,600   Arden Realty Group, Inc..........................    1,740
   51,166   Brandywine Realty Trust REIT.....................    1,286
   50,600   Brookfield Properties Corp.......................      844
   20,500   Brookfield Properties Corp. Installment
              Receipts.......................................      244
   39,200   CarrAmerica Realty Corp. REIT....................    1,242
   19,407   Equity Office Properties Trust REIT..............      613
   34,400   Great Lakes REIT, Inc............................      669
   21,016   Trizec Hahn Corp.................................      487
                                                               -------
                                                                 7,125
                                                               -------

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

    OFFICE & INDUSTRIAL (4.8%)
   41,400   Bedford Property Investors, Inc. REIT............  $   906
   34,400   Prime Group Realty Trust REIT....................      697
    7,600   Reckson Associates Realty Trust REIT.............      193
                                                               -------
                                                                 1,796
                                                               -------
  TOTAL OFFICE & INDUSTRIAL..................................   10,322
                                                               -------
  RETAIL (17.8%)
    REGIONAL MALL (10.4%)
   36,200   CBL & Associates Properties, Inc. REIT...........      894
   23,900   First Union Real Estate Investments REIT.........      388
  156,300   Taubman Center, Inc. REIT........................    2,032
   16,900   Urban Shopping Centers, Inc. REIT................      589
                                                               -------
                                                                 3,903
                                                               -------
    SHOPPING CENTER (7.4%)
   43,500   Burnham Pacific Property Trust REIT..............      666
   48,200   Federal Realty Investment Trust REIT.............    1,241
   17,900   Pan Pacific Retail Properties, Inc. REIT.........      383
    9,500   Pennsylvania REIT................................      233
      200   Ramco-Gershenson Properties Trust REIT...........        4
   16,400   Western Investment Real Estate Trust REIT........      225
                                                               -------
                                                                 2,752
                                                               -------
  TOTAL RETAIL...............................................    6,655
                                                               -------
  SELF STORAGE (3.2%)
    8,800   Public Storage, Inc. REIT........................      258
   32,100   Shurgard Storage Centers, Inc. `A' REIT..........      931
                                                               -------
  TOTAL SELF STORAGE.........................................    1,189
                                                               -------
TOTAL COMMON STOCKS (COST $31,977)...........................   34,933
                                                               -------
PREFERRED STOCKS (0.9%)
    LAND (0.4%)
(a)14,036   Atlantic Gulf Communities Corp...................      155
                                                               -------
    RETAIL (0.5%)
      SHOPPING CENTER (0.5%)
    5,500   First Washington Realty Trust, Inc. `A'..........      184
                                                               -------
TOTAL PREFERRED STOCKS (COST $294)...........................      339
                                                               -------

     FACE
   AMOUNT
    (000)
---------

CONVERTIBLE BONDS (0.5%)
  OFFICE & INDUSTRIAL (0.5%)
$     224   Brookfield Properties Corp. 6.00%, 2/14/07 (COST
              $92)...........................................      180
                                                               -------

   NO. OF
 WARRANTS
---------

WARRANTS (0.1%)
  LAND (0.1%)
 (a)9,609   Atlantic Gulf Communities Corp., Class A,
              expiring 6/23/04...............................       14
 (a)9,609   Atlantic Gulf Communities Corp., Class B,
              expiring 6/23/04...............................       14
 (a)9,609   Atlantic Gulf Communities Corp., Class C,
              expiring 6/23/04...............................       14
                                                               -------
TOTAL WARRANTS (COST $0).....................................       42
                                                               -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------

SHORT-TERM INVESTMENT (14.7%)
  REPURCHASE AGREEMENT (14.7%)
$   5,507   Chase Securities, Inc. 5.95%, dated 12/31/97, due
              1/2/98 to be repurchased at $5,509,
              collateralized by $4,985, U.S. Treasury Bonds,
              7.875%, due 11/15/04, valued at $5,624
              (COST $5,507)..................................  $ 5,507
                                                               -------
TOTAL INVESTMENTS (109.5%) (COST $37,870)....................   41,001
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.5%)................   (3,559)
                                                               -------
NET ASSET (100%).............................................  $37,442
                                                               =======

---------------

(a)   --  Non-income producing security
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                  4.6%
Broadcast--Radio & Television       13.2%
Energy                               6.1%
Entertainment                        5.2%
Finance                              4.9%
Foreign Government Bonds             4.2%
Gaming & Lodging                     4.4%
Health Care Supplies &
Services                             3.1%
Retail                               5.7%
Telecommunications                  22.3%
Short-Term Investments               3.2%
Other                               23.1%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             1.20%      6.24%      8.41%     13.80%     11.41%     14.71%
---------------------------------------------------------------------------------------
Class B Shares             1.76%      5.67%      8.76%     12.76%     11.54%     13.75%
---------------------------------------------------------------------------------------
Class C Shares             4.69%      5.66%     11.76%     12.76%     13.75%     13.75%
---------------------------------------------------------------------------------------
CS First Boston High
Yield Index                N/A        6.40%      N/A       12.65%      N/A       13.33%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                              SECTOR         NET ASSETS
--------                        -------------------  ----------
Time Warner, Inc., 'M', 10.25%     Entertainment          5.2%
Teleport Communications 0.00%,
 7/1/07                         Telecommunications        3.3%
Nextel Communications 0.00%,
 8/15/04                        Telecommunications        3.2%
Norcal Waste Systems 'B',
 13.50%, 11/15/05                  Environmental          2.8%
                                     Controls
Advanced Micro Devices 11.00%,
 8/1/03                              Computers            2.8%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Telecommunications    $   4,116        22.3%
Broadcast--Radio &
 Television               2,438        13.2%
Energy                    1,130         6.1%
Retail                    1,036         5.7%
Entertainment               955         5.2%

The investment objective of the High Yield Fund is to seek to maximize total return by investing in a diversified portfolio of high-yield, high-risk income securities that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services.

For the six months ended December 31, 1997, the Fund had a total return at net asset value of 6.24 percent for Class A shares, as compared to a total return of
6.40 percent for the CS First Boston High Yield Index.

High-yield bond yield spreads over U.S. Treasuries continue to be at historically narrow levels. These levels have been supported by several factors, including the solid U.S. economy, strong demand among investors for high-yield bonds, and favorable merger and acquisition activity affecting high-yield companies. The telecommunications sector has been especially active in the M & A and IPO fronts.

The third quarter was capped by the proposed acquisition of MCI Communications and Brooks Fiber by WorldCom. These transactions would follow WorldCom's acquisition of MFS Communications completed earlier in the year. These and similar transactions are being consummated through stock swaps, so the combined companies have not increased debt levels. Credit quality of the acquired companies has improved as a result of the mergers, favorably impacting prices on their high-yield bonds. We believe the accelerating demand for telecommunications services will continue to favorably impact companies that have sound business strategies and attractive fiber-optic networks. We have been significantly weighted in the sector and increased our commitment in the second half of the year. In particular, we feel there will be investment opportunities in European telecommunications companies that we believe will benefit from the deregulation underway in the long-distance business in the region.

We have continued to reduce our exposure to the cable television sector. Following the news in the second quarter that Microsoft planned to make an investment in Comcast, Tele-Communications Inc., the leader in the industry, has also begun to improve credit quality by spinning off non-cable

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

assets and entering into joint ventures to realize efficiencies in its cable system. Cable company stock prices soared last year, indirectly helping bond prices and more directly boosting returns on a TCI convertible-bond investment we made earlier in the year.

After reducing our exposure to dollar-denominated non-U.S. issues in the second and third quarters, we reversed course as problems in the Asian economies caused international bonds to underperform regardless of credit profile or country of origin. While we do have limited direct exposure to corporate bonds in Asia, the majority of our investments have been in Latin America and Europe. In our opinion, the fundamentals in those regions remain strong, and we view the higher yields as an opportunity. We maintained a 20 percent limit on dollar-denominated issuers in below-investment grade countries. Recent investments have increased our commitment closer to that level.

The continuing strength of the U.S. economy and the attractive growth prospects of selected companies in the domestic high-yield market lead us to be relatively optimistic about prospects for 1998 returns. Due to the age of the economic cycle and the still historically narrow average yield spreads, however, we continue to emphasize somewhat higher-than-average credit quality in the portfolio. Additionally, we intend to maintain interest-rate sensitivity at no longer than that of the Fund's benchmark.

Robert Angevine              Thomas L. Bennett            Stephen F. Esser
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (75.4%)
  AEROSPACE & DEFENSE (3.6%)
$   (e)200   Jet Equipment Trust, Series 1994-C1, 11.79%,
               6/15/13........................................  $   269
    (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
               11/1/14........................................      401
                                                                -------
                                                                    670
                                                                -------
  BANKING (0.3%)
        65   Korea Development Bank 7.375%, 9/17/04...........       52
                                                                -------
  BROADCAST -- RADIO & TELEVISION (13.2%)
       410   Cablevision Systems Corp. 9.875%, 5/15/06........      451
       155   Comcast Corp. 1.125%, 4/15/07....................      102
  (e,n)165   Fox/Liberty Networks L.L.C. 0.00%, 8/15/07.......      106
    (e)115   Fox/Liberty Networks L.L.C. 8.875%, 8/15/07......      115
       130   Lenfest Communications 8.375%, 11/1/05...........      134
       210   Multicanal S.A. 10.50%, 2/1/07...................      208
       350   Paramount Communications 8.25%, 8/1/22...........      353
    (e)240   RBS Participacoes S.A. 11.00%, 4/1/07............      222
        60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
       350   Rogers Communications, Inc. 8.875%, 7/15/07......      350
       325   TV Azteca S.A. de CV, 'B', 10.50%, 2/15/07.......      336
                                                                -------
                                                                  2,438
                                                                -------
  CHEMICALS (1.3%)
  (e,h)225   Huntsman Corp. 9.09%, 7/1/07.....................      235
                                                                -------
  COMPUTERS (2.8%)
       480   Advanced Micro Devices 11.00%, 8/1/03............      516
                                                                -------
  ELECTRICAL EQUIPMENT (1.3%)
    (e)325   Hyundai Semiconductor 8.625%, 5/15/07............      239
                                                                -------
  ENERGY (6.1%)
       340   Nuevo Energy Co. 9.50%, 4/15/06..................      363
       325   Quezon Power Ltd. 8.86%, 6/15/17.................      278
       380   Snyder Oil Corp. 8.75%, 6/15/07..................      386
  (e,n)130   Transamerican Energy 0.00%, 6/15/02..............      103
                                                                -------
                                                                  1,130
                                                                -------
  ENVIRONMENTAL CONTROLS (2.8%)
    (n)450   Norcal Waste Systems, 'B', 13.50%, 11/15/05......      523
                                                                -------
  FINANCE (1.6%)
        75   Navistar Financial Corp., 'B', 9.00%, 6/1/02.....       77
       225   Western Financial Bank 8.875%, 8/1/07............      223
                                                                -------
                                                                    300
                                                                -------
  FOOD (2.0%)
       105   Ameriserve Food Co. 10.125%, 7/15/07.............      109
    (e)240   Fleming Cos., Inc. 10.50%, 12/1/04...............      251
                                                                -------
                                                                    360
                                                                -------
  FOOD SERVICE & LODGING (3.1%)
       150   HMC Acquisition Properties, 'B', 9.00%,
               12/15/07.......................................      157
        50   HMH Properties Inc., 'B', 8.875%, 1/15/07........       53
       335   Host Marriott Travel Plaza, 'B', 9.50%,
               5/15/05........................................      355
                                                                -------
                                                                    565
                                                                -------

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

  FOREST PRODUCTS & PAPER (2.8%)
$      215   Asia Pulp & Paper Co., Ltd. 12.00%, 12/29/49.....  $   181
       305   SD Warren Co., 'B', 12.00%, 12/15/04.............      341
                                                                -------
                                                                    522
                                                                -------
  GAMING & LODGING (4.4%)
       445   Grand Casinos, Inc. 10.125%, 12/1/03.............      480
       320   Station Casinos, Inc. 10.125%, 3/15/06...........      337
                                                                -------
                                                                    817
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (3.1%)
    (e)200   Integrated Health Services 9.50%, 9/15/07........      206
       220   Tenet Healthcare Corp. 8.625%, 1/15/07...........      227
       145   Vencor, Inc. 8.625%, 7/15/07.....................      145
                                                                -------
                                                                    578
                                                                -------
  OUTDOOR ADVERTISING (2.0%)
       355   Outdoor Systems, Inc., 8.875%, 6/15/07...........      370
                                                                -------
  RETAIL -- GENERAL (1.8%)
        95   Kmart Corp. 7.75%, 10/1/12.......................       92
       225   Kmart Funding Corp. 8.80%, 7/1/10................      233
                                                                -------
                                                                    325
                                                                -------
  SOAP & TOILETRIES (0.4%)
       100   Revlon Worldwide, 'B', Zero Coupon, 3/15/01......       69
                                                                -------
  TELECOMMUNICATIONS (22.0%)
       260   Comcast Cellular Holdings 'B', 9.50%, 5/1/07.....      271
    (n)190   Dial Call Communications, 0.00%, 12/15/05........      174
       210   Globalstar LP/Capital 11.375%, 2/15/04...........      214
    (e)150   Globo Communicoes 10.50%, 12/20/06...............      144
     (e)50   Hermes Euro Railtel B.V. 11.50%, 8/15/07.........       55
    (e)200   Hylsa S.A. de C.V. 9.25%, 9/15/07................      196
       320   IXC Communications, Inc., 'B', 12.50%, 10/1/05...      368
    (n)665   Nextel Communications 0.00%, 8/15/04.............      590
    (n)400   Occidente Y Caribe 0.00%, 3/15/04................      300
       215   Philippine Long Distance Telephone 7.85%,
               3/6/07.........................................      186
  (e,n)250   PTC International Finance B.V. 0.00%, 7/1/07.....      161
       100   Qwest Communcations International, 'B', 10.88%,
               4/1/07.........................................      113
       150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      149
  (e,n)645   TCI Satellite Entertainment 0.00%, 2/15/07.......      430
    (n)745   Teleport Communications 0.00%, 7/1/07............      609
       180   Total Access Communications 2.00%, 5/31/06.......       84
                                                                -------
                                                                  4,044
                                                                -------
  UTILITIES (0.8%)
       125   Midland Funding II, 'A', 11.75%, 7/23/05.........      147
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $13,618)................   13,900
                                                                -------
ASSET BACKED SECURITIES (9.6%)
  AEROSPACE & DEFENSE (1.0%)
       175   Aircraft Lease Portfolio Securitization Ltd.,
               Series 1996-1, Class D 12.75%, 6/15/06.........      188
                                                                -------
  FINANCE (3.3%)
    (e)246   Commercial Financial Services, Inc., Series
               1997-5, Class A1, 7.715% 6/15/05...............      248
  (e,h)316   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
               Class S, 1.64%, 11/12/21.......................       27

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

  FINANCE (CONT.)
$   (e)122   First Home Mortgage Acceptance Corp.,
               Series 1996-B, Class C, 7.929%, 11/1/18........  $   110
    (e)223   Long Beach Auto Trust 1997-1, Class B, 14.22%,
               10/26/03.......................................      223
                                                                -------
                                                                    608
                                                                -------
  RETAIL (3.9%)
       150   DR Securitized Lease Trust, Series 1993-K1, Class
               A2, 7.43%, 8/15/18.............................      134
       488   DR Securitized Lease Trust, Series 1994-K1, Class
               A1, 7.60%, 8/15/07.............................      479
       100   DR Securitized Lease Trust, Series 1994-K1, Class
               A2, 8.375%, 8/15/15............................       98
                                                                -------
                                                                    711
                                                                -------
  SUPERMARKET (1.4%)
    (e)245   CA FM Lease Trust 8.50%, 7/15/17.................      258
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,665)...................    1,765
                                                                -------
FOREIGN GOVERNMENT BONDS (4.2%)
  BONDS (4.2%)
       425   Republic of Argentina 5.50%, 3/31/23.............      312
     (n)90   Republic of Argentina BOCON, Series 2, PIK,
               5.375%, 9/1/02.................................      105
       150   Republic of Colombia 8.70%, 2/15/16..............      146
       250   United Mexican States Discount Bond, 'B', 6.25%,
               12/31/19.......................................      209
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $690)....................      772
                                                                -------

    SHARES
----------

COMMON STOCKS (0.2%)
  TELECOMMUNICATIONS (0.2%)
  (a)1,494   Nextel Communications Inc., 'A' (COST $24).......       39
                                                                -------
PREFERRED STOCKS (6.5%)
  BROADCASTING (1.3%)
     2,150   Sinclair Capital 11.625%.........................      237
                                                                -------
  ENTERTAINMENT (5.2%)
       848   Time Warner, Inc., 'M', 10.25%...................      955
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------

  TELECOMMUNICATIONS (0.0%)
    (a,e)4   IXC Communications, Inc., 12.50% PIK.............  $     5
                                                                -------
TOTAL PREFERRED STOCKS (COST $1,073)..........................    1,197
                                                                -------

    NO. OF
  WARRANTS
----------

WARRANTS (0.1%)
  TELECOMMUNICATIONS (0.1%)
  (a,e)260   Globalstar Telecom, expiring 2/15/04.............       28
(a,e)1,600   Occidente Y Caribe, expiring 3/15/04.............       --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       28
                                                                -------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$      598   Chase Securities Inc. 5.95%, dated 12/31/97, due
               1/2/98, to be repurchased at $598
               collateralized by $545 U.S. Treasury Bonds,
               7.875%, due 11/15/04, valued at $615 (COST
               $598)..........................................      598
                                                                -------
TOTAL INVESTMENTS (99.2%) (COST $17,668)......................   18,299
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)..................      140
                                                                -------
NET ASSETS (100%).............................................  $18,439
                                                                =======

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                       3.1%
France                        8.1%
Germany                       8.7%
Italy                         3.6%
Japan                        16.6%
Netherlands                   5.5%
Spain                         3.6%
Sweden                        4.0%
Switzerland                   6.5%
United Kingdom               15.7%
Short-Term Investments       15.7%
Other                         8.9%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -12.85%    -7.52%     -0.05%      6.05%      1.50%      5.57%
---------------------------------------------------------------------------------------
Class B Shares            -12.43%    -7.87%      0.20%      5.20%      2.15%      4.77%
---------------------------------------------------------------------------------------
Class C Shares            -8.79%     -7.88%      4.20%      5.20%      4.74%      4.74%
---------------------------------------------------------------------------------------
MSCI EAFE Index            N/A       -8.48%      N/A        1.78%      N/A        2.16%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East and assumes dividends are reinvested net of withholding taxes.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                PERCENT OF
ISSUER                            COUNTRY       NET ASSETS
------                         -------------  --------------
Telecom Italia S.p.A.              Italy              1.7%
Nestle S.A. (Registered)        Switzerland           1.5%
Akzo Nobel N.V.                 Netherlands           1.3%
Nordbanken AB                     Sweden              1.2%
Reckitt & Coleman plc             United              1.2%
                                  Kingdom

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
------                ---------  -------------
Capital Equipment     $  15,410        19.3%
Consumer Goods           15,146        19.0%
Materials                10,632        13.3%
Finance                   9,865        12.3%
Services                  8,455        10.6%

The International Magnum Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the subadviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most Western European nations, and certain developed countries.

For the six months ended December 31, 1997, the Fund generated a total return of -7.52 percent for the Class A shares at net asset value, as compared to a total return of -8.48 percent for the Morgan Stanley Capital International (MSCI) EAFE Index.

The second half of 1997 saw most international markets registering losses in U.S. dollar terms as the turmoil in Asia continued to rattle investors around the globe. While the contagion had its greatest impact on the nations in the Pacific Rim, investors in more distant markets such as the United States and Europe began to consider the effects of cheap Asian exports, slower global growth, and lower Asian demand on corporate earnings.

The Asian currency crisis began with the devaluation of the Thai baht on July 2, and quickly spread throughout the region. Countries that succumbed to the Asian crisis, including Thailand, Malaysia, the Philippines, Indonesia, and South Korea, share common traits. Companies in those countries have largely financed themselves with readily available bank credit, and the borrowed funds were put to work in unproductive ways that earned a less-than-economic return on investment. Much of this debt was borrowed in U.S. dollars to take advantage of lower U.S. interest rates, and as these currencies have devalued, corporate debt obligations have ballooned, pushing many firms toward bankruptcy.

Because loans were often granted based on relationships and cronyism rather than sound credit analysis, banks within these countries also have suffered, leading to a banking crisis as well. Although the International Monetary Fund (IMF) has stepped in to bolster the financial system and stabilize currencies in the region, a lack of political will to implement the IMF's austere policies in several countries has left the region vulnerable and sent investors fleeing--at least until there are signs of real progress.

Virtually no country in the region escaped the debacle. Although the Hong Kong dollar's peg to the U.S. dollar has stubbornly held despite speculators' attacks, it has come at a high cost to the Hong Kong economy. In order to defend its currency, the Hong Kong Monetary Authority was forced to

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

raise interest rates to painfully high levels in October, thereby putting pressure on interest-sensitive stocks such as real estate and banking, sectors that comprise the bulk of the Hong Kong market. As a result, Hong Kong stocks fell nearly 29 percent during the fourth quarter. Even markets with relatively healthy fundamentals were not spared; for the fourth quarter, the supposed "safe haven" Singapore market fell 20.6 percent in U.S. dollar terms (10.0 percent in local currency) while Australia declined 12.9 percent (3.2 percent in local currency).

The Japanese market also experienced a difficult fourth quarter as the MSCI Japan Index fell 19.8 percent in U.S. dollar terms and 13.6 percent in local currency terms. December was the Japanese market's sixth consecutive month in the red. Business, consumer, and investor confidence has plummeted, contributing to the market's downward spiral. Sentiment also worsened as a string of high-profile bankruptcies in the financial sector, including Sanyo Securities, Hokkaido-Takushoku Bank and Yamaichi Securities (one of Japan's "big four" brokerage houses) caught the market and the Japanese government by surprise. The bankruptcies were caused in part by a credit crunch ahead of stricter capital requirements for Japanese banks beginning in 1999 (delayed from 1998). Small and mid-size companies are being especially hard hit by the banks' reticence to lend. The market also was disappointed by the Japanese government's inaction; the government thus far has failed to announce a meaningful plan to shore up the financial sector or pass a fiscal stimulus package able to jump-start the economy. And if domestic problems were not enough, the uncertainty in Asia and particularly in Korea--one of Japan's major competitors--helped drive Japan's equity markets to lows set in 1995.

Relatively speaking, the brightest spot during the reporting period was Europe. The Swiss market benefited from the $25 billion merger of UBS and Swiss Bank Corp., and from its heavy weighting in defensive pharmaceutical stocks. Financial stocks throughout Europe performed well during the past several months as interest rates have fallen and restructuring has just begun within the industry. In addition, a "flight to quality" prompted by the Asian crisis saw investors moving towards the more liquid markets and currencies of Germany, Switzerland, and France. Exporters and other companies with exposure to Asia also suffered during the fourth quarter with capital goods, electronics, autos, metals, and paper all noticeably weak. Among the weakest European markets was Finland, which suffered as Nokia, the cellular telephone manufacturer that comprises one-third of the Finnish index, fell more than 10 percent in December alone. On the positive side, restructuring and merger activity continues at a robust pace in Europe, with six mergers/acquisitions worth approximately $87 billion announced on a single day in October. Industry consolidation should continue as European Monetary Union forces companies to reevaluate their competitive positions and seek partners across borders.

Against this backdrop, the International Magnum Fund outperformed the benchmark MSCI EAFE Index. Midway through the reporting period, we further reduced our exposure to both Asia and Japan, preferring to increase cash levels given our bearish outlook. Our regional allocation, in which we were underweight in Japan and Asia and neutral in Europe, contributed to outperformance, while stock selection, particularly in Europe, provided an offset. Specifically, our underweight in European financials and our exposure to smaller-capitalization stocks in Germany and Switzerland were negatives for the portfolio.

Small-caps suffered as investors sought safety in the liquidity of large-cap names. Poor performance from export-oriented companies such as SGS Thompson Microelectronics, Volkswagen, and Philips Electronics, undermined returns. An increase in interest rates in Hong Kong also hurt the performance of our holdings in that market's property stocks. On the positive side, stock selection in the U.K. and in Australia was strong, with British consumer-products stocks Tate & Lyle and Unilever contributing to good performance.

Looking ahead, we expect the beginning of 1998 to be volatile, particularly as the Asian crisis plays itself out. The financial sectors in Asia and Japan are in fragile condition, and the world will be watching carefully to see how these difficulties are resolved. The wild card in Asia is whether China and Hong Kong will allow their currencies to devalue in light of the competitive devaluations

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

sweeping the region. We do not believe such a devaluation is likely in the near term; nonetheless, the mere possibility makes us cautious about the outlook for the Hong Kong market and the region overall, because another round of devaluations would likely ensue. Currently, we are underweight in Asia relative to the MSCI EAFE Index, with the majority of our Asian holdings in Australia.

In Japan, we believe the government will come under increasing pressure to implement policies to stimulate the domestic economy and reform the banking sector. Thus far, however, the government's anti-deficit stance has precluded any government spending package or meaningful tax cut, and no approach has been announced to deal with the weakest banks or the huge amount of bad debt on bank balance sheets. Therefore, despite valuations that have become increasingly attractive, we will remain wary and underweight the Japanese market until we begin to see signs of a change. Because of our bearish outlook for Japan and Hong Kong, we have been holding a higher-than-average amount of cash, a policy that we view as a temporary and defensive measure.

Of the developed international regions, we believe Europe offers the most investment potential for the coming year. As a result, Europe currently represents our largest weighting, with about two-thirds of the portfolio invested there. Restructuring, consolidation, and deregulation should continue as EMU approaches, with companies jockeying for better strategic position in the new pan-European world. Additionally, with the introduction of the new euro currency scheduled for 1999, interest rates will continue to converge with rates falling in the peripheral nations and rising in the core countries. Although we expect growth to slow as exports of European luxury and capital goods moderate due to lower Asian demand, the overall environment is benign for European equities. In particular, we are finding new investment opportunities in U.K. companies offering the attractive combination of strong business franchises with low capital requirements and managements focused on shareholder value.

Overall, we will continue to monitor conditions around the world, seeking the best investment opportunities available. We strive to remain agile regarding stock selection and will put cash to work as soon as we find suitable opportunities to do so.

Francine J. Bovich
PORTFOLIO MANAGER

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

COMMON STOCKS (83.8%)
  AUSTRALIA (1.5%)
      21,000   Australia & New Zealand Banking Group Ltd........  $   139
      18,600   Commonwealth Bank of Australia...................      213
      11,000   Lend Lease Corp., Ltd............................      215
      15,500   National Australia Bank Ltd......................      216
      35,640   News Corp., Ltd..................................      197
  (a)112,500   Telstra Corp., Ltd...............................      237
                                                                  -------
                                                                    1,217
                                                                  -------
  AUSTRIA (0.5%)
       6,600   Boehler-Udderholm AG.............................      387
                                                                  -------
  BELGIUM (0.7%)
      10,830   G.I.B. Holdings Ltd..............................      526
                                                                  -------
  DENMARK (1.3%)
       7,700   BG Bank A/S......................................      518
       7,140   Unidanmark A/S 'A' (Registered)..................      524
                                                                  -------
                                                                    1,042
                                                                  -------
  FINLAND (3.1%)
    (a)7,150   Amer-Yhtymae Oyj.................................      137
       9,900   Huhtamaki Oyj 'I'................................      409
       3,460   Kone Oyj 'B'.....................................      419
      80,000   Merita Ltd. 'A'..................................      437
       9,500   Metra Oyj 'B'....................................      223
      66,100   Rautaruukki Oyj..................................      534
      25,750   Valmet Oyj.......................................      355
                                                                  -------
                                                                    2,514
                                                                  -------
  FRANCE (8.1%)
       2,000   Alcatel Alsthom..................................      254
       1,240   Bongrain S.A.....................................      523
       5,442   Cie de Saint-Gobain..............................      773
       7,070   Elf Aquitaine S.A................................      822
    (a)9,200   France Telecom S.A...............................      334
       3,900   Groupe Danone RFD................................      697
       9,100   Lafarge S.A......................................      597
      14,488   Legris Industries S.A............................      503
       3,500   Scor.............................................      167
    (a)6,400   SGS-Thomson Microelectronics N.V.................      396
       8,000   Total S.A. 'B'...................................      871
      37,150   Usinor Sacilor...................................      537
                                                                  -------
                                                                    6,474
                                                                  -------
  GERMANY (8.7%)
      16,800   BASF AG..........................................      600
      13,600   Bayer AG.........................................      505
       1,440   Buderus AG.......................................      646
       1,420   Dyckerhoff AG....................................      364
      21,610   Gerresheimer Glas AG.............................      303
       2,700   Hornbach Holding AG..............................      186
      22,600   Lufthansa AG.....................................      425
       8,920   Metro AG.........................................      316
      (a)940   Philipp Holzmann AG..............................      242
       2,737   Plettac AG.......................................      377
       1,200   Suedzucker AG....................................      590
      11,500   Veba AG..........................................      783

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

       1,660   Viag AG..........................................  $   909
       1,270   Volkswagen AG....................................      709
                                                                  -------
                                                                    6,955
                                                                  -------
  HONG KONG (1.3%)
      31,000   Cheung Kong Holdings Ltd.........................      203
      24,000   China Light & Power Co., Ltd.....................      133
      24,000   Dao Heng Bank Group Ltd..........................       60
      43,200   Hong Kong Telecommunications Ltd.................       89
       6,800   HSBC Holdings plc................................      168
      23,000   Hutchison Whampoa Ltd............................      144
      38,000   Ng Fung Hong Ltd.................................       40
      17,000   Shanghai Industrial Holdings Ltd.................       63
       9,000   Sun Hung Kai Properties Ltd......................       63
       8,000   Swire Pacific Ltd. 'A'...........................       44
                                                                  -------
                                                                    1,007
                                                                  -------
  IRELAND (0.8%)
      41,000   Bank of Ireland..................................      630
                                                                  -------
  ITALY (3.6%)
      22,800   Editoriale L' Expresso S.p.A.....................      110
     108,900   Magneti Marelli S.p.A............................      186
      36,200   Marzotto (Gaetano) & Figli S.p.A.................      452
      52,400   Mediaset S.p.A...................................      258
     191,900   Sogefi S.p.A.....................................      488
  (a)307,824   Telecom Italia S.p.A.............................    1,357
                                                                  -------
                                                                    2,851
                                                                  -------
  JAPAN (16.6%)
      43,000   Amada Co., Ltd...................................      160
      31,000   Asahi Tec Corp...................................       49
      19,000   Canon, Inc.......................................      443
      14,000   Dai Nippon Printing Co. Ltd......................      263
      85,000   Daicel Chemical Industries Ltd...................      111
      38,000   Daifuku Co., Ltd.................................      185
      45,000   Daikin Industries Ltd............................      170
       4,190   Family Mart......................................      150
      16,000   Fuji Machine Manufacturing Co....................      386
      10,000   Fuji Photo Film Ltd..............................      383
      28,000   Fujitec Co., Ltd.................................      155
      44,000   Fujitsu Ltd......................................      472
      68,000   Furukawa Electric................................      291
      12,000   Hitachi Credit Corp..............................      198
      65,000   Hitachi Ltd......................................      463
      13,000   Inabata & Co.....................................       41
      50,000   Kaneka Corp......................................      226
      15,000   Kurita Water Industries..........................      153
       5,700   Kyocera Ltd......................................      259
      18,000   Kyudenko Co., Ltd................................       91
      11,000   Lintec Corp......................................      170
      27,000   Matsushita Electric Industrial Co., Ltd..........      395
      80,000   Mitsubishi Chemical Corp.........................      115
      21,000   Mitsubishi Estate Co., Ltd.......................      229
      68,000   Mitsubishi Heavy Industries Ltd..................      284
      22,000   Mitsumi Electric Co., Ltd........................      314
       5,000   Murata Manufacturing Co., Inc....................      126
      44,000   NEC Corp.........................................      469
      23,000   Nifco, Inc.......................................      150
       5,000   Nintendo Corp., Ltd..............................      491

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

  JAPAN (CONT.)
       1,000   Nippon Pillar Packing............................  $     5
          56   Nippon Telegraph & Telephone Corp................      481
      66,000   Nissan Motor Co..................................      273
      17,000   Nissha Printing Co., Ltd.........................      102
      34,000   Ricoh Co., Ltd...................................      422
      12,000   Rinnai Corp......................................      181
       9,000   Sangetsu Co., Ltd................................       92
      15,000   Sankyo Co., Ltd..................................      339
      27,000   Sanwa Shutter....................................      136
      24,000   Sekisui Chemical Co..............................      122
      22,000   Sekisui House Ltd................................      141
       9,000   Shimamura Co., Ltd...............................      157
      38,000   Shin-Etsu Polymer Co., Ltd.......................      125
       6,900   Sony Corp........................................      613
      12,000   Sumitomo Marine & Fire Insurance Co..............       63
      28,000   Suzuki Motor Co., Ltd............................      253
       6,000   TDK Corp.........................................      452
       7,000   Tokyo Electron Ltd...............................      224
     113,000   Toshiba Corp.....................................      470
      16,000   Toyota Motor Corp................................      459
      60,000   Tsubakimoto Chain Co.............................      216
      14,000   Yamaha Corp......................................      159
      18,000   Yamanuchi Pharmaceutical Co......................      386
                                                                  -------
                                                                   13,263
                                                                  -------
  MALAYSIA (0.2%)
      59,000   Tenaga Nasional Bhd..............................      126
                                                                  -------
  NETHERLANDS (5.5%)
      17,100   ABN Amro Holding N.V.............................      333
       6,000   Akzo Nobel N.V...................................    1,035
    (a)3,350   Benckiser N.V. 'B'...............................      139
      19,480   ING Groep N.V....................................      820
       8,500   KLM Royal Dutch Airlines N.V.....................      314
       2,400   Koninklijke Bijenkorf Beheer.....................      150
      28,500   Koninklijke KNP BT N.V...........................      656
       9,500   Koninklijke Van Ommeren N.V......................      319
      10,400   Phillips Electronics N.V.........................      624
                                                                  -------
                                                                    4,390
                                                                  -------
  NEW ZEALAND (0.1%)
   (a)56,000   AMP NZ Office Trust..............................       33
       1,840   Fletcher Challenge Forest........................        2
                                                                  -------
                                                                       35
                                                                  -------
  NORWAY (1.1%)
      48,800   Saga Petroleum ASA 'B'...........................      740
       4,850   Sparebanken......................................      173
                                                                  -------
                                                                      913
                                                                  -------
  SINGAPORE (0.9%)
    (a)6,200   Creative Technology Ltd..........................      126
      (a)850   Creative Technology Ltd..........................       19
       5,000   Development Bank of Singapore Ltd. (Foreign).....       43
       5,000   Electronic Resources Ltd.........................        5
   (a)42,000   NatSteel Ltd.....................................       54
      29,600   Oversea-Chinese Banking Corp., Ltd. (Foreign)....      172
      10,000   Parkway Holdings Ltd.............................       23
       5,000   Singapore Press Holdings (Foreign)...............       63

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

      58,000   SM Summit Holdings Ltd...........................  $    12
      28,000   United Overseas Bank Ltd. (Foreign)..............      156
      16,000   Venture Manufacturing Ltd........................       45
      21,000   WBL Corp., Ltd...................................       19
                                                                  -------
                                                                      737
                                                                  -------
  SPAIN (3.6%)
      23,900   Banco Bilbao Vizcaya S.A.........................      773
      58,700   Iberdrola S.A....................................      773
      19,750   Telefonica de Espana S.A.........................      564
      70,200   Uralita S.A......................................      802
                                                                  -------
                                                                    2,912
                                                                  -------
  SWEDEN (4.0%)
      20,450   Esselte AB 'B'...................................      415
  (a)175,600   Nordbanken AB....................................      993
      13,300   Pharmacia & Upjohn, Inc. Depository Shares.......      489
       8,100   S.K.F. AB 'B'....................................      173
      11,100   Sparbanken Sverige AB 'A'........................      252
      22,600   Spectra-Physics AB 'A'...........................      428
      14,000   Svenska Handelsbanken 'A'........................      484
                                                                  -------
                                                                    3,234
                                                                  -------
  SWITZERLAND (6.5%)
      (a)240   Ascom Holding AG (Bearer)........................      309
         290   Bobst AG (Bearer)................................      427
       1,910   Forbo Holding AG (Registered)....................      781
         960   Holderbank Financiere Glaris AG 'B' (Bearer).....      783
       2,080   Merkur Holding AG (Registered)...................      439
         790   Nestle S.A. (Registered).........................    1,184
          93   Novartis AG (Registered).........................      151
          80   Schindler Holding AG (Participating
                 Certificates)..................................       83
         334   Schindler Holding AG (Registered)................      359
         317   Schweizerische Industrie-Gesellschaft Holding AG
                 (Registered)...................................      433
         366   Sulzer AG (Registered)...........................      232
                                                                  -------
                                                                    5,181
                                                                  -------
  UNITED KINGDOM (15.7%)
   (a)73,522   Aggreko plc......................................      189
       3,700   Associated British Foods plc.....................       32
      31,230   B.A.T. Industries plc............................      284
      65,511   BG plc...........................................      296
      37,862   Bank of Scotland.................................      349
      18,800   Bass plc.........................................      292
      49,200   Booker plc.......................................      259
         200   Bowthorpe plc....................................        1
      82,300   British Telecommunications plc...................      647
   (a)55,800   Bunzl plc........................................      217
      47,150   Burmah Castrol plc...............................      821
      31,300   Charter plc......................................      385
      79,022   Christian Salvesen plc...........................      127
      21,175   Commercial Union plc.............................      295
      14,200   Danka Business Systems plc.......................       55
      49,100   Diageo plc.......................................      452
      13,200   Glynwed International plc........................       56
      49,900   Great Universal Stores plc.......................      629
     121,100   Imperial Tobacco Group plc.......................      762
      38,898   John Mowlem & Co. plc............................       57
      76,200   Kwik Save Group plc..............................      367

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)
     135,000   Medeva plc.......................................  $   359
      45,700   Peninsular and Oriental Steam Navigation Co......      520
      45,200   Premier Farnell plc..............................      325
     208,600   Premier Oil plc..................................      182
      72,800   Racal Electronic plc.............................      319
      63,268   Reckitt & Colman plc.............................      993
      86,682   Royal & Sun Alliance Insurance Group plc.........      873
     119,900   Scapa Group plc..................................      459
      50,350   Tate & Lyle plc..................................      415
      57,600   Unilever plc.....................................      493
      47,900   Westminster Health Care Holdings plc.............      287
     166,800   WPP Group plc....................................      743
                                                                  -------
                                                                   12,540
                                                                  -------
TOTAL COMMON STOCKS (COST $69,415)..............................   66,934
                                                                  -------

        FACE
      AMOUNT
       (000)
------------

CONVERTIBLE DEBENTURE (0.0%)
  NEW ZEALAND (0.0%)
$      (a)56   AMP Office Trust 7.50%, 6/30/03 (COST $33).......       33
                                                                  -------
TOTAL FOREIGN SECURITIES (83.8%) (COST $69,448).................   66,967
                                                                  -------
SHORT-TERM INVESTMENT (15.7%)
  REPURCHASE AGREEMENT (15.7%)
      12,568   Chase Securities, Inc., 5.95%, dated 12/31/97,
                 due 1/2/98, to be repurchased at $12,572,
                 collateralized by $11,370 U.S. Treasury Notes,
                 7.875%, due 11/15/04, valued at $12,826 (COST
                 $12,568).......................................   12,568
                                                                  -------
TOTAL INVESTMENT IN SECURITIES (99.5%) (COST $82,016)...........   79,535
                                                                  -------
FOREIGN CURRENCY (0.9%)
  GPB    102   British Pound....................................      168
  DEM    727   German Mark......................................      404
  FIM    345   Finnish Marka....................................       63
  ITL 18,517   Italian Lira.....................................       11
  JPY  6,019   Japanese Yen.....................................       46
  CHF      5   Swiss Franc......................................        3
                                                                  -------
TOTAL FOREIGN CURRENCY (COST $705)..............................      695
                                                                  -------
TOTAL INVESTMENTS (100.4%) (COST $82,721).......................   80,230
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)...................     (341)
                                                                  -------
NET ASSETS (100%)...............................................  $79,889
                                                                  -------
                                                                  -------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  ------------  ---------  -----------------
$        10  $      10      1/2/98   DEM       18  $      10      $      --
$       180        180      1/2/98   ESP   27,325        179             (1)
$        20         20      1/2/98   FRF      120         20             --
$       371        371      1/2/98   GBP      224        368             (3)
$       205        205      1/2/98   SEK    1,589        200             (5)
JPY   6,019         46      1/5/98   $         46         46             --
JPY 372,595      2,868     1/29/98   $      3,090      3,090            222
JPY 189,202      1,456     1/29/98   $      1,545      1,545             89
JPY 363,508      2,801      2/5/98   $      3,090      3,090            289
JPY 189,009      1,456      2/5/98   $      1,545      1,545             89
BEF   1,317         36     2/26/98   $         37         37              1
FRF   1,819        303     2/26/98   $        315        315             12
DEM     198        111     2/26/98   $        115        115              4
NLG     321        159     2/26/98   $        165        165              6
CHF     484        334     2/26/98   $        345        345             11
$        37         37     2/26/98   BEF    1,317         35             (2)
$       351        351     2/26/98   CHF      484        334            (17)
$       116        116     2/26/98   DEM      198        110             (6)
$       319        319     2/26/98   FRF    1,819        304            (15)
$       167        167     2/26/98   NLG      321        159             (8)
SGD     794        469      3/5/98   $        491        491             22
$       494        494      3/5/98   SGD      794        469            (25)
SGD     735        434     3/18/98   $        430        430             (4)
$        77         77     3/18/98   SGD      130         77             --
             ---------                             ---------      ---------
             $  12,820                             $  13,479      $     659
             =========                             =========      =========

---------------

BEF   --  Belgian Franc
GBP   --  British Pound
FRF   --  French Franc
DEM   --  German Mark
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
SGD   --  Singapore Dollar
ESP   --  Spanish Peseta
SEK   --  Swedish Krona
CHF   --  Swiss Franc

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
--------                                                                        ---------  -------------
Capital Equipment.............................................................  $  15,410         19.3%
Consumer Goods................................................................     15,146         19.0
Materials.....................................................................     10,632         13.3
Finance.......................................................................      9,865         12.3
Services......................................................................      8,455         10.6
Energy........................................................................      4,721          5.9
Multi-Industry................................................................      2,738          3.4
                                                                                ---------          ---
                                                                                $  66,967         83.8%
                                                                                =========         ====

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Obligations            51.4%
Variable Rate
Obligations                   48.1%
Other                          0.5%

TOP FIVE HOLDINGS
                                     PERCENT OF
SECURITY            INSTRUMENT       NET ASSETS
--------          ---------------  --------------
Federal Home
 Loan Mortgage
 Corporation
 Note 5.75%,
 6/22/98              Agency              43.4%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.42%, 1/15/98       Agency              13.2%
                    Obligation
Federal National
 Mortgage
 Association
 8.15%, 5/11/98       Agency              10.1%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.47%, 1/21/98       Agency               9.4%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.53%, 2/25/98       Agency               9.4%
                    Obligation

The Government Obligations Money Market Fund's investment objective is to provide a high level of current income consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends reinvested) for the Government Obligations Money Market Fund as of December 31, 1997 were 5.01 percent and 5.14 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

During the second half of 1997, the market was obsessed with the relative strength of the U.S. economy. Investors speculated about how long the U.S. could continue functioning at full employment without triggering inflation and when the Federal Reserve might raise interest rates. One-year Treasury bills declined as much as 20 basis points in the quarter ended September 30, and the money market yield curve flattened dramatically. By the end of the quarter, the spread between three-month and one-year Treasury bills compressed to only 34 basis points.

The market followed a pattern of drifting in either direction within a relatively tight range in response to conflicting economic data and each approaching meeting of the Federal Open Market Committee (FOMC). This relative "calm" in the market came to an abrupt end, however, on October 27 as Hong Kong and most foreign stock markets tumbled dramatically in response to a region-wide economic crisis, and U.S. stocks followed suit. As equity markets plummeted, investors concluded that the Federal Reserve would shift its focus away from U.S. economic fundamentals and turn its attention instead to world markets. In light of these developments, the U.S. bond market rallied amid a global "flight to quality."

The November employment data, released in early December, indicated that employment remained very strong. But the inflation statistics that followed were also positive, indicating that inflation remained under control. At this point, the market began to rethink the Federal Reserve's need to act. The consensus view emerged that if the Asian crisis had not occurred, the December FOMC meeting would have resulted in a 25 basis point tightening. Instead, the Fed left rates unchanged. During this period, market levels remained strong, and the yield curve continued to flatten. By the end of December, the spread between three-month and one-year Treasury bills was approximately 15 basis points.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

With no protection against possible Federal Reserve tightening built into the front end of the yield curve, we found little value in the market, particularly in the one-year area of the money market curve. Finally, anchored by a 5.5 percent funds rate, the entire yield curve has flattened, offering less opportunity to enhance returns by rolling down the curve.

In managing the Government Obligations Money Market Fund, we work to maximize the yield but also are conscious of changes in the relative asset size. Within this context, we sought to maintain a neutral maturity structure that was in keeping with our market outlook. The portfolio ended the reporting period with a weighted average maturity of 61 days. The majority of the portfolio has been invested in a combination of U.S. agency floating rate notes and discount notes. We are pleased to report that the Fund continues to meet its goals of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal.

Abigail Jones Feder                        Ellen D. Harvey
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Christian G. Roth                          Scott F. Richard
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Daniel M. Nilanel
PORTFOLIO MANAGER

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE                                                      AMORTIZED
    AMOUNT                                                           COST
     (000)                                                          (000)
-------------------------------------------------------------------------

AGENCY OBLIGATIONS (51.4%)
  FEDERAL FARM CREDIT BANK (5.7%)
$    3,000   5.65%, 10/1/98...................................  $  2,997
                                                                ---------
  FEDERAL HOME LOAN BANK (3.8%)
     2,000   5.80%, 12/18/98..................................     2,000
                                                                ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.0%)
     5,280   8.15%, 5/11/98...................................     5,325
                                                                ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES (31.9%)
     7,000   5.42%, 1/15/98...................................     6,986
     5,000   5.47%, 1/21/98...................................     4,986
     5,000   5.53%, 2/25/98...................................     4,958
                                                                ---------
                                                                  16,930
                                                                ---------
TOTAL AGENCY OBLIGATIONS (COST $27,252).......................    27,252
                                                                ---------
VARIABLE RATE OBLIGATIONS (48.1%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION (48.1%)
(h) 23,000   5.75%, 6/22/98...................................    22,991
 (h) 2,500   5.74%, 8/18/98...................................     2,499
                                                                ---------
TOTAL VARIABLE RATE OBLIGATIONS (COST $25,490)................    25,490
                                                                ---------
TOTAL INVESTMENTS (99.5%) (COST $52,742)......................    52,742
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)..................       255
                                                                ---------
NET ASSETS (100%).............................................  $ 52,997
                                                                =========

---------------

(h) -- Variable or floating rate security -- rate disclosed is as of December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS
(AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Commercial Paper              7.4%
Certificates of Deposit                   11.6%
Commercial Paper                          40.7%
Corporate Floating Rate Notes              2.5%
U.S. Government & Agency Obligations      27.3%
Other                                     10.5%

TOP FIVE HOLDINGS
                                       PERCENT OF NET
SECURITY                INSTRUMENT         ASSETS
--------             ----------------  --------------
Federal National
 Mortgage
 Association         U.S. Government
 Discount Note           & Agency
 5.70%, 1/5/98         Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.70%, 1/9/98         Obligations             4.1%
Federal National
 Mortgage
 Association         U.S. Government
 Discount Note           & Agency
 5.70%, 1/16/98        Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.66%, 2/6/98         Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.66%, 2/12/98        Obligations             4.1%

The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less. In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank, and commercial obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends reinvested) for the Money Market Fund as of December 31, 1997 were
5.06 percent and 5.19 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

During the second half of 1997, the market was obsessed with the relative strength of the U.S. economy. Investors speculated about how long the U.S. could continue functioning at full employment without triggering inflation and when the Federal Reserve might raise interest rates. One-year Treasury bills declined as much as 20 basis points in the quarter ended September 30, and the money market yield curve flattened dramatically. By the end of the quarter, the spread between three-month and one-year Treasury bills compressed to only 34 basis points.

The market followed a pattern of drifting in either direction within a relatively tight range in response to conflicting economic data and each approaching meeting of the Federal Open Market Committee (FOMC). This relative "calm" in the market came to an abrupt end, however, on October 27 as Hong Kong and most foreign stock markets tumbled dramatically in response to a region-wide economic crisis, and U.S. stocks followed suit. As equity markets plummeted, investors concluded that the Federal Reserve would shift its focus away from U.S. economic fundamentals and turn its attention instead to world markets. In light of these developments, the U.S. bond market rallied amid a global "flight to quality."

The November employment data, released in early December, indicated that employment remained very strong. But the inflation statistics that followed were also positive, indicating that inflation remained under control. At this point, the market began to rethink the Federal Reserve's need to act. The consensus view emerged that if the Asian crisis had not occurred, the December FOMC meeting would have resulted in a 25 basis point tightening. Instead, the Fed left rates unchanged. During this period, market levels remained strong, and the yield curve continued to flatten. By the end of December, the spread between three-month and one-year Treasury bills was approximately 15 basis points.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

With no protection against possible Federal Reserve tightening built into the front end of the yield curve, we found little value in the market, particularly in the one-year area of the money market curve. Finally, anchored by a 5.5 percent funds rate, the entire yield curve has flattened, offering less opportunity to enhance returns by rolling down the curve.

The weighted average maturity for the Fund remained neutral during the past six months. As of December 31, the weighted average maturity was 49 days. Throughout the reporting period, we invested the majority of the portfolio in high-quality commercial paper, certificates of deposit, and floating-rate notes to maximize the portfolio's yield. As opportunity presented itself, we selectively extended a portion of the portfolio to lock in yield.

We are pleased to report that the Fund continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Fund holds only high-quality securities with more than 90 percent invested in securities rated A1+/P1 according to Moody's or Standard & Poor's.

Abigail Jones Feder                        Ellen D. Harvey
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Christian G. Roth                          Scott F. Richard
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Daniel M. Nilanel
PORTFOLIO MANAGER

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (27.3%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  DISCOUNT NOTES (12.4%)
$  15,000   5.70%, 1/9/98....................................  $ 14,983
   15,000   5.66%, 2/6/98....................................    14,918
   15,000   5.66%, 2/12/98...................................    14,903
                                                               --------
                                                                 44,804
                                                               --------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES (14.9%)
   15,000   5.70%, 1/5/98....................................    14,993
   15,000   5.70%, 1/16/98...................................    14,967
    9,370   5.71%, 1/26/98...................................     9,334
   15,000   5.62%, 3/12/98...................................    14,839
                                                               --------
                                                                 54,133
                                                               --------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $98,937)....    98,937
                                                               --------
CERTIFICATES OF DEPOSIT (11.6%)
  BANKS (11.6%)
    2,000   Australia & New Zealand Bank, New York 5.68%,
              2/27/98........................................     2,000
    3,000   Bank Montreal, Chicago (Yankee) 5.80%, 11/6/98...     2,999
    3,000   Barclays Bank 5.94%, 6/19/98.....................     3,001
    2,000   Canadian Imperial Bank, New York 5.82%, 2/9/98...     2,000
    3,000   Canadian Imperial Bank (Yankee) 5.94%,
              10/23/98.......................................     3,002
    3,000   Chase Manhattan Corp. 5.65%, 4/6/98..............     3,000
    5,000   Credit Suisse, First Boston 6.25%, 4/8/98........     5,000
    5,000   Deutsche Bank (Yankee) 5.85%, 3/13/98............     5,000
    2,000   National Westminster Bank 5.66%, 3/5/98..........     1,999
    5,000   Rabobank Nederland (Yankee) 6.20%, 4/10/98.......     4,999
    3,000   Societe Generale Bank, New York 5.85%,
              12/17/98.......................................     2,997
    4,000   Swiss Bank, New York 5.83%, 12/16/98.............     3,998
    2,000   Westdeutsche Landesbank 5.66%, 3/2/98............     2,000
                                                               --------
TOTAL CERTIFICATES OF DEPOSIT (COST $41,995).................    41,995
                                                               --------
ASSET BACKED COMMERCIAL PAPER (7.4%)
  SINGLE PURPOSE CORPORATE (7.4%)
    3,000   Asset Securitization Corp. 5.60%, 2/20/98........     2,977
    2,000   Asset Securitization Corp. 5.72%, 3/24/98........     1,974
    3,000   Citation Capital Corp. 5.75%, 1/28/98............     2,989
    3,000   Delaware Funding 5.74%, 1/16/98..................     2,993
    2,000   Delaware Funding 5.78%, 2/12/98..................     1,987
    5,000   Eiger Capital Corp. 5.85%, 1/16/98...............     4,989
    2,129   Greenwich Funding 5.85%, 1/8/98..................     2,127
    7,000   Greenwich Funding 5.92%, 1/9/98..................     6,992
                                                               --------
TOTAL ASSET BACKED COMMERCIAL PAPER (COST $27,028)...........    27,028
                                                               --------
COMMERCIAL PAPER (40.7%)
  AUTOMOBILES (4.4%)
    2,000   Associates Corp. 5.75%, 2/8/98...................     1,989
    3,000   Associates Corp. 5.69%, 2/17/98..................     2,978
    3,000   Daimler-Benz North America Corp. 5.50%, 2/10/98..     2,982
    2,000   Daimler-Benz North America Corp. 5.75%, 2/18/98..     1,987
    3,000   Toyota Motor Credit Corp. 5.65%, 1/30/98.........     2,987
    3,000   Toyota Motor Credit Corp. 5.76%, 3/8/98..........     2,970
                                                               --------
                                                                 15,893
                                                               --------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

  BANKS (13.6%)
$   2,000   Bank of America 5.80%, 1/20/98...................  $  1,994
    3,000   Bank of America 5.70%, 1/29/98...................     2,987
    2,000   Barclays Bank U.S. Funding Corp. 5.75%, 2/2/98...     1,990
    5,000   Bayerische Landesbank 5.69%, 3/11/98.............     4,946
    5,000   Bayerische Veriensbank 5.82%, 1/8/98.............     4,995
    3,000   Commerzbank Finance 5.70%, 1/20/98...............     2,991
    5,000   Dresdner U.S. Finance 5.75%, 2/3/98..............     4,974
    2,000   First Chicago Finance Corp. 5.77%, 2/9/98........     1,988
    3,000   First Chicago Finance Corp. 5.56%, 5/8/98........     2,943
    5,000   International Nederlander Finance 5.72%, 3/5/98..     4,951
    4,000   J.P. Morgan & Co. 5.64%, 6/18/98.................     3,895
    3,000   Royal Bank of Scotland 5.59%, 1/27/98............     2,988
    2,700   Sun Trust Bank 5.88%, 1/16/98....................     2,694
    5,000   UBS Finance, Inc. 5.95%, 1/12/98.................     4,992
                                                               --------
                                                                 49,328
                                                               --------
  CONSUMER GOODS (3.6%)
    5,000   HJ Heinz Co. 5.78%, 1/21/98......................     4,985
    5,000   Pfizer Inc. 5.92%, 1/22/98.......................     4,984
    3,000   Warner Lambert Co. 5.49%, 3/17/98................     2,966
                                                               --------
                                                                 12,935
                                                               --------
  ELECTRONICS (3.0%)
    5,000   Electronic Data Systems 5.75%, 2/13/98...........     4,966
    3,000   Panasonic Finance 5.55%, 3/4/98..................     2,972
    3,000   Siemens Capital Corp. 5.57%, 2/19/98.............     2,978
                                                               --------
                                                                 10,916
                                                               --------
  FINANCE (5.3%)
    3,000   American Express Credit Corp. 5.49%, 2/5/98......     2,984
    5,000   CIT Group Holdings 6.00%, 1/20/98................     4,985
    2,000   Commercial Credit Corp. 5.75%, 2/2/98............     1,990
    3,000   Commercial Credit Corp. 5.55%, 2/9/98............     2,982
    3,300   General Capital Corp 5.80%, 1/22/98..............     3,289
    3,000   Transamerica Financial Corp. 5.65%, 1/23/98......     2,990
                                                               --------
                                                                 19,220
                                                               --------
  INSURANCE (3.5%)
    2,351   General Reinsurance Corp 5.72%, 4/23/98..........     2,310
    2,000   Prudential Funding 5.72%, 4/2/98.................     1,971
    3,000   Metlife Funding Inc. 5.71%, 3/23/98..............     2,962
    3,000   USAA Capital Corp. 5.66%, 1/23/98................     2,990
    2,500   USAA Capital Corp. 5.57%, 2/6/98.................     2,486
                                                               --------
                                                                 12,719
                                                               --------
  INVESTMENT BANKING (1.1%)
    4,000   Merrill Lynch 5.75%, 2/13/98.....................     3,973
                                                               --------
  TELECOMMUNICATONS (4.9%)
    6,000   AT&T Corp. 6.00%, 1/8/98.........................     4,995
    5,000   AT&T Capital Corp. 5.73%, 3/9/98.................     4,948
    4,000   Bell South Telecommunications 5.70%, 2/11/98.....     3,975
    3,950   Southern New England Telephone 5.90%, 1/20/98....     3,938
                                                               --------
                                                                 17,856
                                                               --------
  UTILITIES (1.3%)
    5,000   National Rural Utilities 5.68%, 4/28/98..........     4,908
                                                               --------
TOTAL COMMERCIAL PAPER (COST $147,748).......................   147,748
                                                               --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

CORPORATE FLOATING RATE NOTES (2.5%)
  BANKS (1.7%)
$(h)3,000   Banc One, Dayton 6.22%, 8/21/98..................  $  3,000
 (h)3,000   Morgan Guaranty Trust, New York 5.63%,
              3/25/98........................................     3,000
                                                               --------
                                                                  6,000
                                                               --------
  ELECTRONICS (0.8%)
 (h)3,000   IBM Credit Corp. 5.66%, 11/20/98.................     3,000
                                                               --------
TOTAL CORPORATE FLOATING RATE NOTES (COST $9,000)............     9,000
                                                               --------
REPURCHASE AGREEMENT (10.5%)
   37,961   J. P. Morgan Securities, Inc., 6.20%, dated
              12/31/97, due 1/2/98, to be repurchased at
              $37,974, collateralized by $38,148 U.S.
              Treasury Notes 6.75%, due 6/30/99 valued at
              $38,770 (COST $37,961).........................    37,961
                                                               --------
TOTAL INVESTMENTS (100.0%) (COST $362,669)...................   362,669
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%).................       144
                                                               --------
NET ASSETS (100%)............................................  $362,813
                                                               ========

---------------

(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)

                                                       GLOBAL
                                                       EQUITY             GLOBAL                                WORLDWIDE
                                                        ALLO-    GLOBAL    FIXED     ASIAN  AMERICAN                 HIGH     LATIN
                                                       CATION    EQUITY   INCOME    GROWTH     VALUE     VALUE     INCOME  AMERICAN
                                                         FUND      FUND     FUND      FUND      FUND      FUND       FUND      FUND
                                                        (000)     (000)    (000)     (000)     (000)     (000)      (000)     (000)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value* (Note 1)
    -- See accompanying portfolios                 $  208,401  $600,108  $ 9,284  $124,497  $289,405  $211,990  $ 239,548  $120,413
  Foreign Currency                                        224     1,656        6     2,197        --        --         --       916
  Cash                                                     --        --        6        --        --        --        783        26
  Margin Deposit on Futures                             2,728        --       --        --        --        --         --        --
  Receivable for:
    Investments Sold                                       --        --       --     5,028     6,740       673      2,593       772
    Daily Variation on Futures Contracts                  557        --       --        --        --        --         --        --
    Securities Sold Short                                  --        --       --        --        --        --         --        --
    Fund Shares Sold                                      851     2,078        1       938     4,852     2,514      1,283     1,888
    Dividends                                             570       677       --        54       208       243          5       138
    Interest                                                6         8      180        --         4        11      5,108         1
    Security Lending Income                                23        --       --        --        --        --         --        --
    Foreign Withholding Tax Reclaim                        59        20        2        27        --        --         --        --
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                    867        --       22       484        --        --         --        --
  Deferred Organizational Costs                            --         1       --         2         3        38          5         5
  Due from Broker                                          --        --       --        --        --        --         --        --
  Receivable from Investment Adviser                       --        --       44        --        --        --         --        --
  Securities, at Value, Held as Collateral for
    Securities Loaned                                  16,567        --       --        --        --        --         --        --
  Other                                                     8        --       --        22        22         1         --       259
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
    Total Assets                                      230,861   604,548    9,545   133,249   301,234   215,470    249,325   124,418
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                                  50    33,811       --       111    10,378     4,274      6,862     3,068
    Securities Sold Short, at Value (Proceeds --
      $605)                                                --        --       --        --        --        --         --        --
    Fund Shares Redeemed                                  373       478        4     2,621     2,250       460        378     1,801
    Bank Overdraft                                         --         7       --       385       763        10         --        --
    Dividends Declared                                     38        --        7         1        --        --      5,410        --
    Investment Advisory Fees                               93       484       --       120       123        43        150        60
    Administrative Fees                                    47       121        2        31        57        44         50        32
    Custody Fees                                           98        25       10       149        31        64         44        95
    Professional Fees                                       9        17       12        14         5        12         12        10
    Distribution Fees                                     252       848        8       159       298       193        289       106
    Shareholder Reporting Expenses                         26        18        5        57        23        19          9        16
    Transfer Agent Fees                                     9        24        2        14        11        10          9         8
    Directors' Fees and Expenses                            6         2        1        16         2         1          6         2
    Securities Lending Expense                             16        --       --        --        --        --         --        --
    Filing and Registration Fees                            8        36       --         1        44        60         12         1
    Deferred Country Tax                                   --        --       --        39        --        --         --         5
    Collateral on Securities Loaned                    16,567        --       --        --        --        --         --        --
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                     --        39       --        --        --        --         --        --
  Net Unrealized Loss on Swap Agreement                    --        --       --        --        --        --         --        --
  Other                                                     1        --        1         4        --         1          6         1
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
  Total Liabilities                                    17,593    35,910       52     3,722    13,985     5,191     13,237     5,205
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
  NET ASSETS                                       $  213,268  $568,638  $ 9,493  $129,527  $287,249  $210,279  $ 236,088  $119,213
                                                   ==========  ========  =======  ========  ========  ========  =========  ========

---------------

  * Includes repurchase agreements aggregating $32,681,000, $25,400,000, $649,000, $22,945,000, $31,553,000, $12,585,000, $3,861,000,
     $3,601,000 $5,507,000, $598,000, $12,568,000 and $37,961,000 for
     Global Equity Allocation Fund, Global Equity Fund, Global Fixed Income Fund, American Value Fund, Value Fund, Worldwide High Income Fund, Latin American Fund, Aggressive Equity Fund, U.S. Real Estate Fund, High Yield Fund, International Magnum Fund, and Money Market Fund, respectively.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                                                                   GOVERNMENT
                                                                            U.S.           INTER-  OBLIGATIONS
                                                   EMERGING  AGGRESSIVE     REAL     HIGH  NATIONAL      MONEY    MONEY
                                                    MARKETS      EQUITY   ESTATE    YIELD  MAGNUM      MARKET    MARKET
                                                       FUND        FUND     FUND     FUND    FUND        FUND      FUND
                                                      (000)       (000)    (000)    (000)   (000)       (000)     (000)
-----------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities, at Value* (Note 1)
    -- See accompanying portfolios                 $159,328  $  103,714  $41,001  $18,299  $79,535  $  52,742   $362,669
  Foreign Currency                                    9,925          --       --       --      695          --        --
  Cash                                                   --          --      122        1       --         259        --
  Margin Deposit on Futures                              --          --       --       --       --          --        --
  Receivable for:
    Investments Sold                                  6,120       4,766       98       --       48          --        --
    Daily Variation on Futures Contracts                 --          --       --       --       --          --        --
    Securities Sold Short                                --         605       --       --       --          --        --
    Fund Shares Sold                                 10,355       2,387      245      243    1,223          --        --
    Dividends                                           429          50      247       --      173          --        --
    Interest                                              2           1        5      299        2         161     1,133
    Security Lending Income                              --          --       --       --       --          --        --
    Foreign Withholding Tax Reclaim                      --          --       --       --       49          --        --
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                   --          --       --       --      659          --        --
  Deferred Organizational Costs                           4          31       14       16       26          --        --
  Due from Broker                                        --         303       --       --       --          --        --
  Receivable from Investment Adviser                     --          --       17       32       12           1        --
  Securities, at Value, Held as Collateral for
    Securities Loaned                                    --          --       --       --       --          --        --
  Other                                                  11          39       --       --        4          --        --
                                                   --------  ----------  -------  -------  -------  ----------  --------
    Total Assets                                    186,174     111,896   41,749   18,890   82,426      53,163   363,802
                                                   --------  ----------  -------  -------  -------  ----------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                               420       4,542      417      102    1,976          --        --
    Securities Sold Short, at Value (Proceeds --
      $605)                                              --         591       --       --       --          --        --
    Fund Shares Redeemed                              3,239          75    3,785        6      318          --        --
    Bank Overdraft                                    3,095         211       --       --       45          --        25
    Dividends Declared                                   36          --       --      289       --          78       573
    Investment Advisory Fees                             62           4       --       --       --          --       116
    Administrative Fees                                  45          20        8        4       18          10        27
    Custody Fees                                        238          33       44       15       50           8        18
    Professional Fees                                    17          10        8        5       14          10         9
    Distribution Fees                                   205         118       34       25       86          52       169
    Shareholder Reporting Expenses                       27          14        5        4       11           4        --
    Transfer Agent Fees                                   9           7        2        1        5          --         1
    Directors' Fees and Expenses                          6           1        1       --        1           4         7
    Securities Lending Expense                           --          --       --       --       --          --        --
    Filing and Registration Fees                          8           5        2       --       12          --        44
    Deferred Country Tax                                 22          --       --       --       --          --        --
    Collateral on Securities Loaned                      --          --       --       --       --          --        --
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                    5          --       --       --       --          --        --
  Net Unrealized Loss on Swap Agreements                581          --       --       --       --          --        --
  Other                                                  16          --        1       --        1          --        --
                                                   --------  ----------  -------  -------  -------  ----------  --------
  Total Liabilities                                   8,031       5,631    4,307      451    2,537         166       989
                                                   --------  ----------  -------  -------  -------  ----------  --------
  NET ASSETS                                       $178,143  $  106,265  $37,442  $18,439  $79,889  $   52,997  $362,813
                                                   ========  ==========  =======  =======  =======  ==========  ========

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                       GLOBAL
                                                       EQUITY             GLOBAL                                WORLDWIDE
                                                        ALLO-    GLOBAL    FIXED     ASIAN  AMERICAN                 HIGH     LATIN
                                                       CATION    EQUITY   INCOME    GROWTH     VALUE     VALUE     INCOME  AMERICAN
                                                         FUND      FUND     FUND      FUND      FUND      FUND       FUND      FUND
                                                        (000)     (000)    (000)     (000)     (000)     (000)      (000)     (000)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                             $       15  $     57  $     1  $     16  $     15  $     21  $      18  $      9
  Paid in Capital in Excess of Par                    199,344   572,646    9,648   253,790   266,632   212,383    235,378   125,412
  Undistributed (Distributions in Excess of) Net
    Investment Income                                    (915)       18      (75)   (2,683)     (638)       (7)       747      (804)
  Accumulated (Distributions in Excess of) Net
    Realized Gain (Loss)                               (1,395)      640      (74)  (87,866)    6,140      (576)       528    (7,086)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations**                                     16,219    (4,723)      (7)  (33,730)   15,100    (1,542)      (583)    1,682
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
NET ASSETS                                         $  213,268  $568,638  $ 9,493  $129,527  $287,249  $210,279  $ 236,088  $119,213
                                                   ==========  ========  =======  ========  ========  ========  =========  ========
CLASS A SHARES:
  Net Assets                                       $   74,593  $ 55,372  $ 5,851  $ 63,990  $106,826  $102,701  $  82,139  $ 66,929
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          5,202     5,590      589     7,708     5,502    10,166      6,323     4,964
  Net Asset Value and Redemption Price Per Share   $    14.34  $   9.91  $  9.93  $   8.30  $  19.41  $  10.10  $   12.99  $  13.48
                                                   ==========  ========  =======  ========  ========  ========  =========  ========

  Maximum Sales Charge                                  5.75%     5.75%    4.75%     5.75%     5.75%     5.75%      4.75%     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100 / (100 -
    maximum sales charge))                         $    15.21  $  10.51  $ 10.43  $   8.81  $  20.59  $  10.72  $   13.64  $  14.30
                                                   ==========  ========  =======  ========  ========  ========  =========  ========
CLASS B SHARES:
  Net Assets                                       $   58,639  $467,465  $ 1,539  $ 27,558  $107,301  $ 88,112  $ 103,847  $ 29,554
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          4,209    47,188      156     3,427     5,544     8,733      8,036     2,263
  Net Asset Value and Offering Price Per Share***  $    13.93  $   9.91  $  9.88  $   8.04  $  19.36  $  10.09  $   12.92  $  13.06
                                                   ==========  ========  =======  ========  ========  ========  =========  ========
CLASS C SHARES:
  Net Assets                                       $   80,036  $ 45,801  $ 2,103  $ 37,979  $ 73,122  $ 19,466  $  50,102  $ 22,730
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          5,688     4,623      213     4,732     3,777     1,931      3,875     1,739
  Net Asset Value and Offering Price Per Share***  $    14.07  $   9.91  $  9.87  $   8.03  $  19.36  $  10.08  $   12.93  $  13.07
                                                   ==========  ========  =======  ========  ========  ========  =========  ========

  Investments at Cost, Including Foreign Currency  $  193,680  $606,694  $ 9,316  $160,851  $274,305  $213,532  $ 240,047  $119,640
                                                   ==========  ========  =======  ========  ========  ========  =========  ========

---------------

 ** Net of accrual for country tax of $38,000 for Asian Growth Fund, $5,000 for Latin American Fund and $125,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                                                                   GOVERNMENT
                                                                            U.S.           INTER-  OBLIGATIONS
                                                   EMERGING  AGGRESSIVE     REAL     HIGH  NATIONAL      MONEY    MONEY
                                                    MARKETS      EQUITY   ESTATE    YIELD  MAGNUM      MARKET    MARKET
                                                       FUND        FUND     FUND     FUND    FUND        FUND      FUND
                                                      (000)       (000)    (000)    (000)   (000)       (000)     (000)
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                             $     19  $        6  $     2  $    15  $     6  $       59  $    363
  Paid in Capital in Excess of Par                  218,344      97,368   33,397   17,598   82,264      53,037   362,611
  Undistributed (Distributions in Excess of) Net
    Investment Income                                (1,380)       (390)      12       41      (97)         (7)      (68)
  Accumulated (Distributions in Excess of) Net
    Realized Gain (Loss)                             (7,671)      3,627      338      154     (478)        (92)      (93)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations**                                  (31,169)      5,654    3,693      631   (1,806)         --        --
                                                   --------  ----------  -------  -------  -------  ----------  --------
NET ASSETS                                         $178,143  $  106,265  $37,442  $18,439  $79,889  $   52,997  $362,813
                                                   ========  ==========  =======  =======  =======  ==========  ========
CLASS A SHARES:
  Net Assets                                       $ 95,359  $   35,689  $20,768  $ 5,644  $36,918  $   52,997  $362,813
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                       10,106       2,003    1,237      448    2,915      53,096   362,974
  Net Asset Value and Redemption Price Per Share   $   9.44  $    17.82  $ 16.79  $ 12.59  $ 12.67  $     1.00  $   1.00
                                                   ========  ==========  =======  =======  =======  ==========  ========
  Maximum Sales Charge                                5.75%       5.75%    5.75%    4.75%    5.75%          --        --

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100 / 100 -
    maximum sales charge)                          $  10.02  $    18.91  $ 17.81  $ 13.22  $ 13.44          --        --
                                                   ========  ==========  =======  =======  =======  ==========  ========
CLASS B SHARES:
  Net Assets                                       $ 43,549  $   58,739  $12,764  $ 9,931  $33,824          --        --
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                        4,716       3,340      763      791    2,682          --        --
  Net Asset Value and Offering Price Per Share***  $   9.23  $    17.58  $ 16.73  $ 12.56  $ 12.61          --        --
                                                   ========  ==========  =======  =======  =======  ==========  ========
CLASS C SHARES:
  Net Assets                                       $ 39,235  $   11,837  $ 3,910  $ 2,864  $ 9,147          --        --
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                        4,246         674      234      228      723          --        --
  Net Asset Value and Offering Price Per Share***  $   9.24  $    17.57  $ 16.73  $ 12.56  $ 12.66          --        --
                                                   ========  ==========  =======  =======  =======  ==========  ========

  Investments at Cost, Including Foreign Currency  $200,004  $   98,075  $37,870  $17,668  $82,721  $   52,742  $362,669
                                                   ========  ==========  =======  =======  =======  ==========  ========

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                  (UNAUDITED)

                                                GLOBAL
                                                EQUITY
                                            ALLOCATION         GLOBAL   GLOBAL FIXED                      AMERICAN
                                                  FUND    EQUITY FUND    INCOME FUND   ASIAN GROWTH     VALUE FUND     VALUE FUND
                                            SIX MONTHS    OCTOBER 29,     SIX MONTHS       FUND SIX     SIX MONTHS        JULY 7,
                                                 ENDED       1997* TO          ENDED   MONTHS ENDED          ENDED       1997* TO
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  1997           1997           1997           1997           1997           1997
                                                 (000)          (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $      1,809   $      1,084   $         --   $      1,224   $        959   $        955
  Interest                                         724          1,527            266            183            374            575
  Security Lending                                  87             --             --             --             --             --
  Less Foreign Taxes Withheld                      (89)           (79)            (2)          (137)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Total Income                                 2,531          2,532            264          1,270          1,333          1,530
                                          ------------   ------------   ------------   ------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees                       1,036            938             37          1,192            776            498
  Less: Fees Waived                               (101)            --            (37)            --            (69)          (193)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net Investment Advisory Fees                     935            938             --          1,192            707            305
  Administrative Fees                              281            232             14            301            232            157
  Custodian Fees                                   111             25              9            195             23             64
  Filing and Registration Fees                       8             36             --             --             44             51
  Directors' Fees and Expenses                       2              1             --              3              1              1
  Professional Fees                                 13             20             12              1             11             18
  Shareholder Reports                               52             41             32             72             46             43
  Transfer Agent Fees                               55             24             10            115             41             16
  Security Lending Fees                             15             --             --             --             --             --
  Distribution Fees
    Class A                                         94             22              8            147             89             78
    Class B                                        254            776              8            229            290            250
    Class C                                        403             76             11            381            265             52
  Amortization of Organizational Costs               6             13              6              2              2             31
  Blue Sky Fees                                     32             16             24             55             41             68
  Country Tax Expense                               --             --             --             47             --             --
  Interest Expense                                  --             --              2             52             --             --
  Other                                              8             --              1              8              2              1
  Expenses Reimbursed by Adviser                    --             --            (49)            --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Net Expenses                                 2,269          2,220             88          2,800          1,794          1,135
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Investment Income (Loss)                       262            312            176         (1,530)          (461)           395
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   13,773             --           (104)       (79,275)        14,491            452
  Foreign Currency Transactions                    871            640             31            144             --             --
  Futures                                           88
  Securities Sold Short                             --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Net Realized Gain (Loss)                    14,732            640            (73)       (79,131)        14,491            452
                                          ------------   ------------   ------------   ------------   ------------   ------------
CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
  Investments                                  (16,845)        (4,859)            70        (69,450)         2,398         (1,542)
  Foreign Currency Translations                    498            136             41            591             --             --
  Futures and Swaps                                479
  Securities Sold Short                             --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Change in Unrealized Appreciation/
      Depreciation                             (15,868)        (4,723)           111        (68,859)         2,398         (1,542)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation          (1,136)        (4,083)            38       (147,990)        16,889         (1,090)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       (874)  $     (3,771)  $        214   $   (149,520)  $     16,428   $       (695)
                                          ============   ============   ============   ============   ============   ============


                                             WORLDWIDE          LATIN
                                           HIGH INCOME       AMERICAN
                                                  FUND           FUND
                                            SIX MONTHS     SIX MONTHS
                                                 ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,
                                                  1997           1997
                                                 (000)          (000)
---------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $         86   $        686
  Interest                                      10,655            116
  Security Lending                                  --             --
  Less Foreign Taxes Withheld                       --             --
                                          ------------   ------------
    Total Income                                10,741            802
                                          ------------   ------------
EXPENSES:
  Investment Advisory Fees                         850            767
  Less: Fees Waived                                 --           (100)
                                          ------------   ------------
  Net Investment Advisory Fees                     850            667
  Administrative Fees                              285            179
  Custodian Fees                                    12            136
  Filing and Registration Fees                      12              1
  Directors' Fees and Expenses                       2              1
  Professional Fees                                 21             20
  Shareholder Reports                               57             47
  Transfer Agent Fees                               43             36
  Security Lending Fees                             --             --
  Distribution Fees
    Class A                                        105             94
    Class B                                        473            123
    Class C                                        238            116
  Amortization of Organizational Costs               2              2
  Blue Sky Fees                                     46             44
  Country Tax Expense                               --            120
  Interest Expense                                  15              4
  Other                                             10              5
  Expenses Reimbursed by Adviser                    --             --
                                          ------------   ------------
    Net Expenses                                 2,171          1,595
                                          ------------   ------------
Net Investment Income (Loss)                     8,570           (793)
                                          ------------   ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   11,335          7,053
  Foreign Currency Transactions                    199           (338)
  Futures
  Securities Sold Short                             --             --
                                          ------------   ------------
    Net Realized Gain (Loss)                    11,534          6,715
                                          ------------   ------------
CHANGE IN UNREALIZED APPRECIATION/DEPREC
  Investments                                  (14,249)       (12,183)
  Foreign Currency Translations                    (76)            --
  Futures and Swaps
  Securities Sold Short                             --             --
                                          ------------   ------------
    Change in Unrealized Appreciation/
      Depreciation                             (14,325)       (12,183)
                                          ------------   ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation          (2,791)        (5,468)
                                          ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      5,779   $     (6,261)
                                          ============   ============


---------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                  (UNAUDITED)  (CONT.)

                                                                                                                         GOVERNMENT
                                              EMERGING     AGGRESSIVE      U.S. REAL     HIGH YIELD                     OBLIGATIONS
                                          MARKETS FUND    EQUITY FUND    ESTATE FUND           FUND    INTERNATIONAL   MONEY MARKET
                                            SIX MONTHS     SIX MONTHS     SIX MONTHS     SIX MONTHS      MAGNUM FUND       FUND SIX
                                                 ENDED          ENDED          ENDED          ENDED       SIX MONTHS   MONTHS ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   ENDED DECEMBER   DECEMBER 31,
                                                  1997           1997           1997           1997         31, 1997           1997
                                                 (000)          (000)          (000)          (000)            (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $      1,796   $        361   $        568   $         39   $          472   $         --
  Interest                                         408             88             67            941              332          2,295
  Security Lending                                  --             --             --             --               --             --
  Less Foreign Taxes Withheld                      (97)            --             --             --              (57)            --
                                          ------------   ------------   ------------   ------------   --------------   ------------
    Total Income                                 2,107            449            635            980              747          2,295
                                          ------------   ------------   ------------   ------------   --------------   ------------
EXPENSES:
  Investment Advisory Fees                       1,383            378            158             85              289            183
  Less: Fees Waived                               (208)          (125)           (96)           (76)             (69)          (115)
                                          ------------   ------------   ------------   ------------   --------------   ------------
  Net Investment Advisory Fees                   1,175            253             62              9              220             68
  Administrative Fees                              293            106             41             29               97             41
  Custodian Fees                                   421             21             27              8               71             16
  Filing and Registration Fees                       8              5              2             --               12             --
  Directors' Fees and Expenses                       4              1             --             --                1              1
  Professional Fees                                 23             16              9              9               16             10
  Shareholder Reports                               61             38             27             33               34             29
  Transfer Agent Fees                               50             28             11              8               21             --
  Security Lending Fees                             --             --             --             --               --             --
  Distribution Fees
    Class A                                        148             34             23             10               41            202
    Class B                                        236            232             50             51              144             --
    Class C                                        278             48             17             21               51             --
  Amortization of Organizational Costs               2              5              8              3                4             --
  Blue Sky Fees                                     59             50             18             12               27             56
  Country Tax Expense                               36             --             --             --               --             --
  Interest Expense                                  21             --             --             --               --             --
  Other                                             13              2             --              2                1              1
  Expenses Reimbursed by Adviser                    --             --             --             --               --             --
                                          ------------   ------------   ------------   ------------   --------------   ------------
    Net Expenses                                 2,828            839            295            195              740            424
                                          ------------   ------------   ------------   ------------   --------------   ------------
Net Investment Income (Loss)                      (721)          (390)           340            785                7          1,871
                                          ------------   ------------   ------------   ------------   --------------   ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   (3,530)        11,143          1,693            679             (476)            (1)
  Foreign Currency Transactions                    489             --             --             --               50             --
  Futures
  Securities Sold Short                             --           (327)            --             --               --             --
                                          ------------   ------------   ------------   ------------   --------------   ------------
    Net Realized Gain (Loss)                    (3,041)        10,816          1,693            679             (426)            (1)
                                          ------------   ------------   ------------   ------------   --------------   ------------
CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
  Investments                                  (51,389)         1,924          1,861           (164)          (6,541)            --
  Foreign Currency Translations                    476             --             --             --              551             --
  Futures and Swaps                               (581)
  Securities Sold Short                             --            251             --             --               --             --
                                          ------------   ------------   ------------   ------------   --------------   ------------
    Change in Unrealized
      Appreciation/Depreciation                (51,494)         2,175          1,861           (164)          (5,990)            --
                                          ------------   ------------   ------------   ------------   --------------   ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation         (54,535)        12,991          3,554            515           (6,416)            (1)
                                          ------------   ------------   ------------   ------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $    (55,256)  $     12,601   $      3,894   $      1,300   $       (6,409)  $      1,870
                                          ============   ============   ============   ============   ==============   ============


                                          MONEY MARKET
                                              FUND SIX
                                          MONTHS ENDED
                                          DECEMBER 31,
                                                  1997
                                                 (000)
------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $         --
  Interest                                       5,451
  Security Lending                                  --
  Less Foreign Taxes Withheld                       --
                                          ------------
    Total Income                                 5,451
                                          ------------
EXPENSES:
  Investment Advisory Fees                         419
  Less: Fees Waived                               (122)
                                          ------------
  Net Investment Advisory Fees                     297
  Administrative Fees                               91
  Custodian Fees                                    30
  Filing and Registration Fees                      44
  Directors' Fees and Expenses                       1
  Professional Fees                                 10
  Shareholder Reports                               27
  Transfer Agent Fees                               --
  Security Lending Fees                             --
  Distribution Fees
    Class A                                        470
    Class B                                         --
    Class C                                         --
  Amortization of Organizational Costs              --
  Blue Sky Fees                                     38
  Country Tax Expense                               --
  Interest Expense                                  --
  Other                                              3
  Expenses Reimbursed by Adviser                    --
                                          ------------
    Net Expenses                                 1,011
                                          ------------
Net Investment Income (Loss)                     4,440
                                          ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                        6
  Foreign Currency Transactions                     --
  Futures
  Securities Sold Short                             --
                                          ------------
    Net Realized Gain (Loss)                         6
                                          ------------
CHANGE IN UNREALIZED APPRECIATION/DEPREC
  Investments                                       --
  Foreign Currency Translations                     --
  Futures and Swaps                                 --
  Securities Sold Short                             --
                                          ------------
    Change in Unrealized
      Appreciation/Depreciation                     --
                                          ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation               6
                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      4,446
                                          ============

---------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED          YEAR ENDED
                                                     DECEMBER 31, 1997       JUNE 30, 1997
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       262         $       245
  Net Realized Gain                                             14,732              13,170
  Change in Unrealized Appreciation/Depreciation               (15,868)             17,251
                                                            ----------          ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                               (874)             30,666
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (1,628)             (2,358)
  Class B                                                       (1,028)               (759)
  Class C                                                       (1,187)             (2,093)
                                                            ----------          ----------
                                                                (3,843)             (5,210)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (8,369)             (2,101)
  Class B                                                       (6,610)               (751)
  Class C                                                       (9,026)             (2,262)
                                                            ----------          ----------
                                                               (24,005)             (5,114)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (27,848)            (10,324)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    47,868              54,525
  Distributions Reinvested                                      26,341               9,826
  Redeemed                                                     (22,084)            (36,345)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  52,125              28,006
                                                            ----------          ----------
  Total Increase in Net Assets                                  23,403              48,348
NET ASSETS -- Beginning of Period                              189,865             141,517
                                                            ----------          ----------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(915) and $2,666,
  respectively)                                             $  213,268          $  189,865
                                                            ==========          ==========
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    749               1,091
     Distributions Reinvested                                      658                 293
     Redeemed                                                     (593)             (1,314)
                                                            ----------          ----------
   Net Increase in Class A Shares Outstanding                      814                  70
                                                            ==========          ==========
   Dollars:
     Subscribed                                             $   12,383          $   16,569
     Distributions Reinvested                                    9,235               4,157
     Redeemed                                                   (9,651)            (19,605)
                                                            ----------          ----------
   Net Increase                                             $   11,967          $    1,121
                                                            ==========          ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,483               1,444
     Distributions Reinvested                                      533                 106
     Redeemed                                                     (219)               (160)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                    1,797               1,390
                                                            ==========          ==========
   Dollars:
     Subscribed                                             $   23,968          $   21,138
     Distributions Reinvested                                    7,277               1,475
     Redeemed                                                   (3,518)             (2,336)
                                                            ----------          ----------
   Net Increase                                             $   27,727          $   20,277
                                                            ==========          ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    714               1,160
     Distributions Reinvested                                      713                 300
     Redeemed                                                     (553)               (995)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                      874                 465
                                                            ==========          ==========
   Dollars:
     Subscribed                                             $   11,517          $   16,818
     Distributions Reinvested                                    9,829               4,194
     Redeemed                                                   (8,915)            (14,404)
                                                            ----------          ----------
   Net Increase                                             $   12,431          $    6,608
                                                            ==========          ==========
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND
                                  (UNAUDITED)

                                                       OCTOBER 29, 1997* TO
                                                          DECEMBER 31, 1997
                                                                      (000)
---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $      312
  Net Realized Gain                                                     640
  Change in Unrealized Appreciation /Depreciation                    (4,723)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Operations                                                       (3,771)
                                                                 ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                               (88)
  Class B                                                              (188)
  Class C                                                               (18)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                      (294)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                        575,992
  Distributions Reinvested                                              276
  Redeemed                                                           (3,565)
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                      572,703
                                                                 ----------
  Total Increase in Net Assets                                      568,638
NET ASSETS -- Beginning of Period                                        --
                                                                 ----------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $18)                    $  568,638
                                                                 ==========
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                       5,643
     Distributions Reinvested                                             8
     Redeemed                                                           (61)
                                                                 ----------
   Net Increase in Class A Shares Outstanding                         5,590
                                                                 ==========
   Dollars:
     Subscribed                                                  $   56,243
     Distributions Reinvested                                            78
     Redeemed                                                          (603)
                                                                 ----------
   Net Increase                                                  $   55,718
                                                                 ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                      47,373
     Distributions Reinvested                                            18
     Redeemed                                                          (203)
                                                                 ----------
   Net Increase in Class B Shares Outstanding                        47,188
                                                                 ==========
   Dollars:
     Subscribed                                                  $  472,648
     Distributions Reinvested                                           180
     Redeemed                                                        (1,986)
                                                                 ----------
   Net Increase                                                  $  470,842
                                                                 ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                       4,721
     Distributions Reinvested                                             2
     Redeemed                                                          (100)
                                                                 ----------
   Net Increase in Class C Shares Outstanding                         4,623
                                                                 ==========
   Dollars:
     Subscribed                                                  $   47,101
     Distributions Reinvested                                            18
     Redeemed                                                          (976)
                                                                 ----------
   Net Increase                                                  $   46,143
                                                                 ==========

-----------------

  *  Commencement of operations

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $   176         $    436
  Net Realized Gain (Loss)                                         (73)             111
  Change in Unrealized Appreciation/Depreciation                   111              (84)
                                                               -------         --------
  Net Increase in Net Assets Resulting from
    Operations                                                     214              463
                                                               -------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (123)            (218)
  Class B                                                          (27)             (46)
  Class C                                                          (38)             (74)
  In Excess of Net Investment Income:
  Class A                                                           --              (41)
  Class B                                                           --               (9)
  Class C                                                           --              (14)
                                                               -------         --------
                                                                  (188)            (402)
                                                               -------         --------
  Net Realized Gain:
  Class A                                                          (30)              --
  Class B                                                           (8)              --
  Class C                                                          (11)              --
                                                               -------         --------
                                                                   (49)              --
                                                               -------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (237)            (402)
                                                               -------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                       965            4,760
  Distributions Reinvested                                         213              335
  Redeemed                                                      (2,230)          (6,304)
                                                               -------         --------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                  (1,052)          (1,209)
                                                               -------         --------
  Total Decrease in Net Assets                                  (1,075)          (1,148)
NET ASSETS -- Beginning of Period                               10,568           11,716
                                                               -------         --------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(75) and $(63), respectively)                            $ 9,493         $ 10,568
                                                               =======         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                                      44              256
    Distributions Reinvested                                        15               22
    Redeemed                                                      (114)            (382)
                                                               -------         --------
  Net Decrease in Class A Shares Outstanding                       (55)            (104)
                                                               =======         ========
  Dollars:
    Subscribed                                                 $   440         $  2,529
    Distributions Reinvested                                       146              225
    Redeemed                                                    (1,133)          (3,839)
                                                               -------         --------
  Net Decrease                                                 $  (547)        $ (1,085)
                                                               =======         ========
  Class B:
  --------------------
  Shares:
    Subscribed                                                      26              100
    Distributions Reinvested                                         3                4
    Redeemed                                                       (46)             (76)
                                                               -------         --------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                    (17)              28
                                                               =======         ========
  Dollars:
    Subscribed                                                 $   263         $    999
    Distributions Reinvested                                        28               41
    Redeemed                                                      (459)            (758)
                                                               -------         --------
  Net Increase (Decrease)                                      $  (168)        $    282
                                                               =======         ========
  Class C:
  --------------------
  Shares:
    Subscribed                                                      26              123
    Distributions Reinvested                                         4                7
    Redeemed                                                       (64)            (170)
                                                               -------         --------
  Net Decrease in Class C Shares Outstanding                       (34)             (40)
                                                               =======         ========
  Dollars:
    Subscribed                                                 $   262         $  1,232
    Distributions Reinvested                                        39               69
    Redeemed                                                      (638)          (1,707)
                                                               -------         --------
  Net Decrease                                                 $  (337)        $   (406)
                                                               =======         ========
---------------------------------------------------------------------------------------


                                                                             97
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                     $   (1,530)      $   (2,748)
  Net Realized Gain (Loss)                                     (79,131)          (4,804)
  Change in Unrealized of
    Appreciation/Depreciation                                  (68,859)          (2,619)
                                                            ----------       ----------
  Net (Decrease) in Net Assets Resulting from
    Operations                                                (149,520)         (10,171)
                                                            ----------       ----------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                         (135)             (33)
  Class B                                                          (60)             (10)
  Class C                                                          (84)             (24)
  In Excess of Net Realized Gain:
  Class A                                                           --           (4,110)
  Class B                                                           --           (1,274)
  Class C                                                           --           (3,072)
                                                            ----------       ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (279)          (8,523)
                                                            ----------       ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    51,643          114,562
  Distributions Reinvested                                         258            8,035
  Redeemed                                                    (125,261)        (220,149)
                                                            ----------       ----------
Net (Decrease) in Net Assets Resulting from
  Capital Share Transactions                                   (73,360)         (97,552)
                                                            ----------       ----------
Total (Decrease) in Net Assets                                (223,159)        (116,246)
NET ASSETS -- Beginning of Period                              352,686          468,932
                                                            ----------       ----------
NET ASSETS -- End of Period (Including net
  investment loss of $(2,683) and $(1,153),
  respectively)                                             $  129,527       $  352,686
                                                            ==========       ==========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,200            4,724
     Distributions Reinvested                                       15              243
     Redeemed                                                   (6,061)          (8,877)
                                                            ----------       ----------
   Net Decrease in Class A Shares Outstanding                   (2,846)          (3,910)
                                                            ==========       ==========
   Dollars:
     Subscribed                                             $   35,434       $   77,015
     Distributions Reinvested                                      125            3,930
     Redeemed                                                  (74,289)        (144,501)
                                                            ----------       ----------
   Net Decrease                                             $  (38,730)      $  (63,556)
                                                            ==========       ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    885            1,466
     Distributions Reinvested                                        7               77
     Redeemed                                                   (1,349)            (803)
                                                            ----------       ----------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  (457)             740
                                                            ==========       ==========
   Dollars:
     Subscribed                                             $    9,957       $   23,406
     Distributions Reinvested                                       55            1,210
     Redeemed                                                  (15,713)         (12,628)
                                                            ----------       ----------
   Net Increase (Decrease)                                  $   (5,701)      $   11,988
                                                            ==========       ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    616              883
     Distributions Reinvested                                       10              184
     Redeemed                                                   (2,987)          (3,989)
                                                            ----------       ----------
   Net Decrease in Class C Shares Outstanding                   (2,361)          (2,922)
                                                            ==========       ==========
   Dollars:
     Subscribed                                             $    6,252       $   14,140
     Distributions Reinvested                                       78            2,895
     Redeemed                                                  (35,259)         (63,019)
                                                            ----------       ----------
   Net Decrease                                             $  (28,929)      $  (45,984)
                                                            ==========       ==========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                              $     (461)       $     424
  Net Realized Gain                                             14,491            6,719
  Change in Unrealized Appreciation /Depreciation                2,398            7,544
                                                            ----------        ---------
  Net Increase in Net Assets Resulting from
    Operations                                                  16,428           14,687
                                                            ----------        ---------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (122)            (309)
  Class B                                                          (28)             (25)
  Class C                                                          (26)            (133)
  In Excess of Net Investment Income:
  Class A                                                           --               (1)
                                                            ----------        ---------
                                                                  (176)            (468)
                                                            ----------        ---------
  Net Realized Gain:
  Class A                                                       (5,303)          (1,555)
  Class B                                                       (5,203)            (209)
  Class C                                                       (3,628)          (1,482)
                                                            ----------        ---------
                                                               (14,134)          (3,246)
                                                            ----------        ---------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (14,310)          (3,714)
                                                            ----------        ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   215,106           38,027
  Distributions Reinvested                                      12,507            3,292
  Redeemed                                                     (24,569)         (13,557)
                                                            ----------        ---------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 203,044           27,762
                                                            ----------        ---------
  Total Increase in Net Assets                                 205,162           38,735
NET ASSETS -- Beginning of Period                               82,087           43,352
                                                            ----------        ---------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(638) and $(1), respectively)                         $  287,249        $  82,087
                                                            ==========        =========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,128            1,025
     Distributions Reinvested                                      269              119
     Redeemed                                                     (846)            (538)
                                                            ----------        ---------
   Net Increase in Class A Shares Outstanding                    3,551              606
                                                            ==========        =========
   Dollars:
     Subscribed                                             $   82,860        $  16,463
     Distributions Reinvested                                    5,049            1,785
     Redeemed                                                  (16,781)          (8,501)
                                                            ----------        ---------
   Net Increase                                             $   71,128        $   9,747
                                                            ==========        =========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  4,691              714
     Distributions Reinvested                                      239               15
     Redeemed                                                     (258)             (27)
                                                            ----------        ---------
   Net Increase in Class B Shares Outstanding                    4,672              702
                                                            ==========        =========
   Dollars:
     Subscribed                                             $   93,977        $  11,773
     Distributions Reinvested                                    4,461              228
     Redeemed                                                   (5,093)            (420)
                                                            ----------        ---------
   Net Increase                                             $   93,345        $  11,581
                                                            ==========        =========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,910              623
     Distributions Reinvested                                      160               85
     Redeemed                                                     (137)            (312)
                                                            ----------        ---------
   Net Increase in Class C Shares Outstanding                    1,933              396
                                                            ==========        =========
   Dollars:
     Subscribed                                             $   38,269        $   9,791
     Distributions Reinvested                                    2,997            1,279
     Redeemed                                                   (2,695)          (4,636)
                                                            ----------        ---------
   Net Increase                                             $   38,571        $   6,434
                                                            ==========        =========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                   VALUE FUND
                                  (UNAUDITED)

                                                      JULY 7, 1997* TO
                                                     DECEMBER 31, 1997
                                                                 (000)
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $      395
  Net Realized Gain                                                452
  Change in Unrealized Appreciation /Depreciation               (1,542)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Operations                                                    (695)
                                                            ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (305)
  Class B                                                          (76)
  Class C                                                          (21)
                                                            ----------
                                                                  (402)
                                                            ----------
  Net Realized Gain:
  Class A                                                         (502)
  Class B                                                         (431)
  Class C                                                          (95)
                                                            ----------
                                                                (1,028)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (1,430)
                                                            ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   220,549
  Distributions Reinvested                                       1,274
  Redeemed                                                      (9,419)
                                                            ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 212,404
                                                            ----------
  Total Increase in Net Assets                                 210,279
NET ASSETS -- Beginning of Period                                   --
                                                            ----------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(7))                                                  $  210,279
                                                            ==========
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 10,704
     Distributions Reinvested                                       75
     Redeemed                                                     (613)
                                                            ----------
   Net Increase in Class A Shares Outstanding                   10,166
                                                            ==========
   Dollars:
     Subscribed                                             $  109,270
     Distributions Reinvested                                      748
     Redeemed                                                   (6,257)
                                                            ----------
   Net Increase                                             $  103,761
                                                            ==========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  8,926
     Distributions Reinvested                                       43
     Redeemed                                                     (236)
                                                            ----------
   Net Increase in Class B Shares Outstanding                    8,733
                                                            ==========
   Dollars:
     Subscribed                                             $   90,944
     Distributions Reinvested                                      429
     Redeemed                                                   (2,401)
                                                            ----------
   Net Increase                                             $   88,972
                                                            ==========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,996
     Distributions Reinvested                                       10
     Redeemed                                                      (75)
                                                            ----------
   Net Increase in Class C Shares Outstanding                    1,931
                                                            ==========
   Dollars:
     Subscribed                                             $   20,335
     Distributions Reinvested                                       97
     Redeemed                                                     (761)
                                                            ----------
   Net Increase                                             $   19,671
                                                            ==========
----------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                      $   8,570         $ 13,435
  Net Realized Gain                                             11,534            9,362
  Change in Unrealized Appreciation /Depreciation              (14,325)          14,412
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Operations                                                   5,779           37,209
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (3,124)          (5,678)
  Class B                                                       (3,343)          (4,269)
  Class C                                                       (1,667)          (3,020)
                                                            ----------         --------
                                                                (8,134)         (12,967)
                                                            ----------         --------
  Realized Gain:
  Class A                                                       (6,916)          (2,320)
  Class B                                                       (8,787)          (1,708)
  Class C                                                       (4,231)          (1,293)
                                                            ----------         --------
                                                               (19,934)          (5,321)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (28,068)         (18,288)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   107,519          133,028
  Distributions Reinvested                                      20,147           11,818
  Redeemed                                                     (65,777)         (63,040)
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  61,889           81,806
                                                            ----------         --------
  Total Increase in Net Assets                                  39,600          100,727
NET ASSETS -- Beginning of Period                              196,488           95,761
                                                            ----------         --------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $747 and
  $311, respectively)                                       $  236,088         $196,488
                                                            ==========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,723            5,082
     Distributions Reinvested                                      580              423
     Redeemed                                                   (3,342)          (3,469)
                                                            ----------         --------
   Net Increase in Class A Shares Outstanding                      961            2,036
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   53,448         $ 67,886
     Distributions Reinvested                                    7,700            5,651
     Redeemed                                                  (47,987)         (46,537)
                                                            ----------         --------
   Net Increase                                             $   13,161         $ 27,000
                                                            ==========         ========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,829            3,787
     Distributions Reinvested                                      604              246
     Redeemed                                                     (912)            (622)
                                                            ----------         --------
   Net Increase in Class B Shares Outstanding                    2,521            3,411
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   40,592         $ 50,939
     Distributions Reinvested                                    7,924            3,287
     Redeemed                                                  (12,982)          (8,415)
                                                            ----------         --------
   Net Increase                                             $   35,534         $ 45,811
                                                            ==========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    932            1,057
     Distributions Reinvested                                      344              217
     Redeemed                                                     (336)            (596)
                                                            ----------         --------
   Net Increase in Class C Shares Outstanding                      940              678
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   13,479         $ 14,203
     Distributions Reinvested                                    4,522            2,880
     Redeemed                                                   (4,807)          (8,088)
                                                            ----------         --------
   Net Increase                                             $   13,194         $  8,995
                                                            ==========         ========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                     $     (793)        $   (131)
  Net Realized Gain                                              6,715           13,981
  Change in Unrealized Appreciation/Depreciation               (12,183)          10,200
                                                            ----------         --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (6,261)          24,050
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (117)
  Class B                                                           --              (17)
  Class C                                                           --              (13)
                                                            ----------         --------
                                                                    --             (147)
                                                            ----------         --------
  Net Realized Gain:
  Class A                                                      (12,606)          (2,192)
  Class B                                                       (5,784)            (359)
  Class C                                                       (4,438)            (727)
                                                            ----------         --------
                                                               (22,828)          (3,278)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (22,828)          (3,425)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    93,970          114,111
  Distributions Reinvested                                      20,741            3,304
  Redeemed                                                     (85,469)         (46,502)
                                                            ----------         --------
  Net Increase in Net Assets Resulitng from
    Capital Share Transactions                                  29,242           70,913
                                                            ----------         --------
  Total Increase in Net Assets                                     153           91,538
NET ASSETS -- Beginning of Period                              119,060           27,522
                                                            ----------         --------
NET ASSETS -- End of Period (Including
  undistributed (distribution in excess of) net
  investment income of $(804) and $(11),
  respectively)                                             $  119,213         $119,060
                                                            ==========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,418            6,162
     Distributions Reinvested                                      941              187
     Redeemed                                                   (4,250)          (2,975)
                                                            ----------         --------
   Net Increase in Class A Shares Outstanding                      109            3,374
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   58,970         $ 90,337
     Distributions Reinvested                                   11,770            2,243
     Redeemed                                                  (71,904)         (41,558)
                                                            ----------         --------
   Net Increase (Decrease)                                  $   (1,164)        $ 51,022
                                                            ==========         ========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,185              752
     Distributions Reinvested                                      445               30
     Redeemed                                                     (209)            (104)
                                                            ----------         --------
   Net Increase in Class B Shares Outstanding                    1,421              678
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   20,193         $ 11,139
     Distributions Reinvested                                    5,385              353
     Redeemed                                                   (3,340)          (1,385)
                                                            ----------         --------
   Net Increase                                             $   22,238         $ 10,107
                                                            ==========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    876              856
     Distributions Reinvested                                      296               60
     Redeemed                                                     (629)            (266)
                                                            ----------         --------
   Net Increase in Class C Shares Outstanding                      543              650
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   14,807         $ 12,635
     Distributions Reinvested                                    3,586              708
     Redeemed                                                  (10,225)          (3,559)
                                                            ----------         --------
   Net Increase                                             $    8,168         $  9,784
                                                            ==========         ========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                     $     (721)        $   (538)
  Net Realized Gain (Loss)                                      (3,041)          14,993
  Change in Unrealized Appreciation/Depreciation               (51,494)           7,475
                                                            ----------         --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (55,256)          21,930
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (291)
  Class B                                                           --              (52)
  Class C                                                           --              (44)
                                                            ----------         --------
                                                                    --             (387)
                                                            ----------         --------
  Net Realized Gain:
  Class A                                                       (8,584)            (871)
  Class B                                                       (4,292)            (182)
  Class C                                                       (3,969)            (503)
                                                            ----------         --------
                                                               (16,845)          (1,556)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (16,845)          (1,943)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   115,227          133,953
  Distributions Reinvested                                      15,915            1,855
  Redeemed                                                     (93,844)        (111,716)
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,298           24,092
                                                            ----------         --------
  Total Increase (Decrease) in Net Assets                      (34,803)          44,079
NET ASSETS -- Beginning of Period                              212,946          168,867
                                                            ----------         --------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment of
  $(1,380) and $(659), respectively)                        $  178,143         $212,946
                                                            ==========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  6,511            7,637
     Distributions Reinvested                                      891              104
     Redeemed                                                   (6,134)          (8,424)
                                                            ----------         --------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                 1,268             (683)
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   78,917         $ 89,680
     Distributions Reinvested                                    8,101            1,103
     Redeemed                                                  (73,618)         (96,827)
                                                            ----------         --------
   Net Increase (Decrease)                                  $   13,400         $ (6,044)
                                                            ==========         ========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,075            2,028
     Distributions Reinvested                                      457               20
     Redeemed                                                     (531)            (205)
                                                            ----------         --------
   Net Increase in Class B Shares Outstanding                    2,001            1,843
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   26,980         $ 23,982
     Distributions Reinvested                                    4,064              223
     Redeemed                                                   (5,896)          (2,355)
                                                            ----------         --------
   Net Increase                                             $   25,148         $ 21,850
                                                            ==========         ========
   Class C
   ---------------------
   Shares:
     Subscribed                                                    720            1,753
     Distributions Reinvested                                      421               51
     Redeemed                                                   (1,268)          (1,086)
                                                            ----------         --------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (127)             718
                                                            ==========         ========
   Dollars:
     Subscribed                                             $    9,330         $ 20,292
     Distributions Reinvested                                    3,750              528
     Redeemed                                                  (14,330)         (12,534)
                                                            ----------         --------
   Net Increase (Decrease)                                  $   (1,250)        $  8,286
                                                            ==========         ========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment (Loss)                                       $     (390)        $   (135)
Net Realized Gain                                               10,816            3,674
Change in Unrealized Appreciation/Depreciation                   2,175            3,205
                                                            ----------         --------
Net Increase in Net Assets Resulting from
  Operations                                                    12,601            6,744
                                                            ----------         --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --              (16)
  Class B                                                           --               (5)
  Class C                                                           --               (5)
                                                            ----------         --------
                                                                    --              (26)
                                                            ----------         --------
  Net Realized Gain:
  Class A                                                       (3,187)            (711)
  Class B                                                       (5,696)            (452)
  Class C                                                       (1,157)            (439)
                                                            ----------         --------
                                                               (10,040)          (1,602)
                                                            ----------         --------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (10,040)          (1,628)
                                                            ----------         --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    41,232           57,588
  Distributions Reinvested                                       9,563            1,037
  Redeemed                                                     (13,404)          (7,818)
                                                            ----------         --------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,391           50,807
                                                            ----------         --------
  Total Increase in Net Assets                                  39,952           55,923
NET ASSETS -- Beginning of Period                               66,313           10,390
                                                            ----------         --------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(390) and $0,
  respectively.)                                            $  106,265         $ 66,313
                                                            ==========         ========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    786            1,309
     Distributions Reinvested                                      177               35
     Redeemed                                                     (286)            (392)
                                                            ----------         --------
   Net Increase in Class A Shares Outstanding                      677              952
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   14,243         $ 20,966
     Distributions Reinvested                                    3,064              522
     Redeemed                                                   (5,151)          (6,373)
                                                            ----------         --------
     Net Increase                                           $   12,156         $ 15,115
                                                            ==========         ========
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,254            1,905
     Distributions Reinvested                                      314               18
     Redeemed                                                     (269)             (51)
                                                            ----------         --------
   Net Increase in Class B Shares Outstanding                    1,299            1,872
                                                            ==========         ========
   Dollars:
     Subscribed                                             $   22,628         $ 30,344
     Distributions Reinvested                                    5,363              262
     Redeemed                                                   (4,869)            (818)
                                                            ----------         --------
   Net Increase                                             $   23,122         $ 29,788
                                                            ==========         ========
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    240              404
     Distributions Reinvested                                       67               17
     Redeemed                                                     (192)             (42)
                                                            ----------         --------
   Net Increase in Class C Shares Outstanding                      115              379
                                                            ==========         ========
   Dollars:
     Subscribed                                             $    4,361         $  6,278
     Distributions Reinvested                                    1,136              252
     Redeemed                                                   (3,384)            (626)
                                                            ----------         --------
   Net Increase                                             $    2,113         $  5,904
                                                            ==========         ========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $   340          $   280
  Net Realized Gain                                              1,693            2,077
  Change in Unrealized Appreciation/Depreciation                 1,861            1,622
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,894            3,979
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (246)            (162)
  Class B                                                         (106)             (57)
  Class C                                                          (32)             (31)
                                                               -------          -------
                                                                  (384)            (250)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                       (1,796)            (100)
  Class B                                                       (1,083)             (71)
  Class C                                                         (334)             (48)
                                                               -------          -------
                                                                (3,213)            (219)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (3,597)            (469)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    17,674           23,984
  Distributions Reinvested                                       3,326              268
  Redeemed                                                      (8,171)          (9,254)
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  12,829           14,998
                                                               -------          -------
  Total Increase in Net Assets                                  13,126           18,508
NET ASSETS -- Beginning of Period                               24,316            5,808
                                                               -------          -------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $12 and
  $55, respectively.)                                          $37,442          $24,316
                                                               =======          =======
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    603            1,003
     Distributions Reinvested                                      118               13
     Redeemed                                                     (389)            (257)
                                                               -------          -------
   Net Increase in Class A Shares Outstanding                      332              759
                                                               =======          =======
   Dollars:
     Subscribed                                                $10,309          $15,148
     Distributions Reinvested                                    1,916              187
     Redeemed                                                   (6,525)          (3,998)
                                                               -------          -------
   Net Increase                                                $ 5,700          $11,337
                                                               =======          =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    319              441
     Distributions Reinvested                                       66                4
     Redeemed                                                      (57)            (185)
                                                               -------          -------
   Net Increase in Class B Shares Outstanding                      328              260
                                                               =======          =======
   Dollars:
     Subscribed                                                $ 5,549          $ 6,607
     Distributions Reinvested                                    1,069               54
     Redeemed                                                   (1,004)          (2,916)
                                                               -------          -------
   Net Increase                                                $ 5,614          $ 3,745
                                                               =======          =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    104              150
     Distributions Reinvested                                       21                2
     Redeemed                                                      (36)            (149)
                                                               -------          -------
   Net Increase in Class C Shares Outstanding                       89                3
                                                               =======          =======
   Dollars:
     Subscribed                                                $ 1,816          $ 2,229
     Distributions Reinvested                                      341               26
     Redeemed                                                     (642)          (2,339)
                                                               -------          -------
   Net Increase (Decrease)                                     $ 1,515          $   (84)
                                                               =======          =======
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $   785          $ 1,246
  Net Realized Gain                                                679              312
  Change in Unrealized Appreciation /Depreciation                 (164)             881
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,300            2,439
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (286)            (434)
  Class B                                                         (358)            (454)
  Class C                                                         (138)            (338)
                                                               -------          -------
                                                                  (782)          (1,226)
                                                               -------          -------
  Realized Gain:
  Class A                                                         (236)             (20)
  Class B                                                         (415)             (24)
  Class C                                                         (119)             (20)
                                                               -------          -------
                                                                  (770)             (64)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (1,552)          (1,290)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    10,819           12,562
  Distributions Reinvested                                         860              237
  Redeemed                                                     (15,555)          (2,025)
                                                               -------          -------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                             (3,876)          10,774
                                                               -------          -------
  Total Increase (Decrease) in Net Assets                       (4,128)          11,923
NET ASSETS -- Beginning of Period                               22,567           10,644
                                                               -------          -------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $41 and
  $38, respectively.)                                          $18,439          $22,567
                                                               =======          =======
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    274              461
     Distributions Reinvested                                       24               10
     Redeemed                                                     (548)            (101)
                                                               -------          -------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  (250)             370
                                                               =======          =======
   Dollars:
     Subscribed                                                $ 3,629          $ 5,790
     Distributions Reinvested                                      301              131
     Redeemed                                                   (7,228)          (1,282)
                                                               -------          -------
   Net Increase (Decrease)                                     $(3,298)         $ 4,639
                                                               =======          =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    425              397
     Distributions Reinvested                                       33                6
     Redeemed                                                     (337)             (20)
                                                               -------          -------
   Net Increase in Class B Shares Outstanding                      121              383
                                                               =======          =======
   Dollars:
     Subscribed                                                $ 5,615          $ 4,971
     Distributions Reinvested                                      411               72
     Redeemed                                                   (4,447)            (249)
                                                               -------          -------
   Net Increase                                                $ 1,579          $ 4,794
                                                               =======          =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    119              144
     Distributions Reinvested                                       12                3
     Redeemed                                                     (289)             (39)
                                                               -------          -------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (158)             108
                                                               =======          =======
   Dollars:
     Subscribed                                                $ 1,575          $ 1,800
     Distributions Reinvested                                      148               35
     Redeemed                                                   (3,880)            (494)
                                                               -------          -------
   Net Increase (Decrease)                                     $(2,157)         $ 1,341
                                                               =======          =======
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED  JULY 1, 1996* TO
                                                     DECEMBER 31, 1997     JUNE 30, 1997
                                                                 (000)             (000)
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                        $     7           $   170
  Net Realized Gain (Loss)                                        (426)              770
  Change in Unrealized Appreciation /Depreciation               (5,990)            4,184
                                                               -------           -------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (6,409)            5,124
                                                               -------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (488)              (52)
  Class B                                                         (330)              (45)
  Class C                                                          (53)              (43)
                                                               -------           -------
                                                                  (871)             (140)
                                                               -------           -------
  Net Realized Gain:
  Class A                                                          (33)               (4)
  Class B                                                          (31)               (4)
  Class C                                                           (9)               (4)
                                                               -------           -------
                                                                   (73)              (12)
                                                               -------           -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (944)             (152)
                                                               -------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    53,554            47,034
  Distributions Reinvested                                         849                50
  Redeemed                                                     (16,493)           (2,724)
                                                               -------           -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,910            44,360
                                                               -------           -------
  Total Increase in Net Assets                                  30,557            49,332
NET ASSETS -- Beginning of Period                               49,332                --
                                                               -------           -------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(97) and $30,
  respectively.)                                               $79,889           $49,332
                                                               =======           =======
----------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  1,800             1,722
     Distributions Reinvested                                       38                 1
     Redeemed                                                     (502)             (144)
                                                               -------           -------
   Net Increase in Class A Shares Outstanding                    1,336             1,579
                                                               =======           =======
   Dollars:
     Subscribed                                                $24,479           $21,512
     Distributions Reinvested                                      473                14
     Redeemed                                                   (6,583)           (1,786)
                                                               -------           -------
   Net Increase                                                $18,369           $19,740
                                                               =======           =======
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,712             1,321
     Distributions Reinvested                                       26                 2
     Redeemed                                                     (373)               (6)
                                                               -------           -------
   Net Increase in Class B Shares Outstanding                    1,365             1,317
                                                               =======           =======
   Dollars:
     Subscribed                                                $23,249           $16,670
     Distributions Reinvested                                      322                18
     Redeemed                                                   (4,938)              (73)
                                                               -------           -------
   Net Increase                                                $18,633           $16,615
                                                               =======           =======
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    429               728
     Distributions Reinvested                                        4                 1
     Redeemed                                                     (372)              (67)
                                                               -------           -------
   Net Increase in Class C Shares Outstanding                       61               662
                                                               =======           =======
   Dollars:
     Subscribed                                                $ 5,826           $ 8,852
     Distributions Reinvested                                       54                18
     Redeemed                                                   (4,972)             (865)
                                                               -------           -------
   Net Increase                                                $   908           $ 8,005
                                                               =======           =======
----------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                      $   1,871        $   5,375
  Net Realized Gain (Loss)                                          (1)               8
                                                             ---------        ---------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,870            5,383
                                                             ---------        ---------
DISTRIBUTIONS:
  Net Investment Income                                         (1,878)          (5,375)
                                                             ---------        ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   150,181          359,068
  Distributions Reinvested                                       1,788            4,349
  Redeemed                                                    (193,732)        (414,635)
                                                             ---------        ---------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (41,763)         (51,218)
                                                             ---------        ---------
  Total Decrease in Net Assets                                 (41,771)         (51,210)
NET ASSETS -- Beginning of Period                               94,768          145,978
                                                             ---------        ---------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(7) and $0, respectively)                              $  52,997        $  94,768
                                                             =========        =========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares
     Subscribed                                                150,181          359,068
     Distributions Reinvested                                    1,788            4,349
     Redeemed                                                 (193,732)        (414,635)
                                                             ---------        ---------
   Net Decrease in Shares Outstanding                          (41,763)         (51,218)
                                                             =========        =========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               MONEY MARKET FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $    4,440        $   8,859
  Net Realized Gain                                                  6               13
                                                            ----------        ---------
  Net Increase in Net Assets Resulting from
    Operations                                                   4,446            8,872
                                                            ----------        ---------
DISTRIBUTIONS:
  Net Investment Income                                         (4,508)          (8,859)
                                                            ----------        ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   535,228          677,641
  Distributions Reinvested                                       3,865            7,110
  Redeemed                                                    (314,640)        (717,315)
                                                            ----------        ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                            224,453          (32,564)
                                                            ----------        ---------
  Total Increase (Decrease) in Net Assets                      224,391          (32,551)
NET ASSETS -- Beginning of Period                              138,422          170,973
                                                            ----------        ---------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(68) and $0, respectively)                            $  362,813        $ 138,422
                                                            ==========        =========
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                                535,228          677,641
     Distributions Reinvested                                    3,865            7,110
     Redeemed                                                 (314,640)        (717,315)
                                                            ----------        ---------
   Net Increase (Decrease) in Shares Outstanding               224,453          (32,564)
                                                            ==========        =========
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.57    $      14.75    $      12.60    $      11.99    $      11.09    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           0.06            0.10            0.19            0.12            0.10            0.04
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.10)           2.76            2.82            0.67            0.90            1.05
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (0.04)           2.86            3.01            0.79            1.00            1.09
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.36)          (0.55)          (0.39)             --           (0.03)             --
  In Excess of Net
    Investment Income                  --              --              --           (0.05)             --              --
  Net Realized Gain                 (1.83)          (0.49)          (0.47)          (0.13)          (0.07)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (2.19)          (1.04)          (0.86)          (0.18)          (0.10)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      14.34    $      16.57    $      14.75    $      12.60    $      11.99    $      11.09
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                    (0.07)%         20.61%          24.62%           6.69%           9.02%          10.90%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     74,593    $     72,704    $     63,706    $     42,586    $     33,425    $     10,434
Ratio of Expenses to
  Average Net Assets                 1.70%**         1.70%           1.70%           1.70%           1.70%           1.70%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 0.73%**         0.59%           0.71%           1.01%           0.98%           1.04%**
Portfolio Turnover Rate                44%             45%             44%             39%             30%             14%
Average Commission Rate #
  Per Share                  $     0.0143    $     0.0021             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.07%           0.83%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.03    $       0.10    $       0.04    $       0.09    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.81%**         1.90%           2.06%           2.03%           2.58%           3.65%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           0.63%**         0.41%           0.35%           0.68%           0.10%          (0.91)%**
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.15    $      14.46    $      13.01
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.05)           0.30
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.03)           2.73            1.98
                             ------------    ------------    ------------
  Total From Investment
    Operations                      (0.11)           2.68            2.28
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.28)          (0.50)          (0.35)
  In Excess of Net
    Investment Income                  --              --              --
  Net Realized Gain                 (1.83)          (0.49)          (0.48)
                             ------------    ------------    ------------
  Total Distributions               (2.11)          (0.99)          (0.83)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      13.93    $      16.15    $      14.46
                             ============    ============    ============
TOTAL RETURN (1)                    (0.52)%         19.64%          18.08%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     58,639    $     38,962    $     14,786
Ratio of Expenses to
  Average Net Assets                 2.45%**         2.45%           2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.02)%**        (0.11)%         0.45%**
Portfolio Turnover Rate                44%             45%             44%
Average Commission Rate #
  Per Share                  $     0.0143    $     0.0021             N/A
  As a Percentage of
    Trade Amount                     0.07%           0.83%            N/A
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.40    $       0.09    $       0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.56%**         2.65%           2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.12)%**        (0.30)%         0.09%**
--------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                              -------------------------------------------------------------------------------------------------
                                SIX MONTHS                                                                           JANUARY 4,
                                     ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED            1993*
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,      TO JUNE 30,
AND RATIOS                            1997             1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.24     $      14.49     $      12.43     $      11.90     $      11.05     $      10.00
                              ------------     ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                            0.00++          (0.03)            0.12             0.04             0.06             0.01
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.10)            2.73             2.75             0.65             0.86             1.04
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (0.10)            2.70             2.87             0.69             0.92             1.05
                              ------------     ------------     ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.24)           (0.46)           (0.33)              --               --               --
  In Excess of Net
    Investment Income                   --               --               --            (0.03)              --               --
  Net Realized Gain                  (1.83)           (0.49)           (0.48)           (0.13)           (0.07)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total Distributions                (2.07)           (0.95)           (0.81)           (0.16)           (0.07)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      14.07     $      16.24     $      14.49     $      12.43     $      11.90     $      11.05
                              ============     ============     ============     ============     ============     ============
TOTAL RETURN (1)                     (0.42)%          19.69%           23.65%            5.84%            8.34%           10.50%
                              ============     ============     ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     80,036     $     78,199     $     63,025     $     40,460     $     29,892     $      6,995
Ratio of Expenses to
  Average Net Assets                  2.45%**          2.45%            2.45%            2.45%            2.45%            2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.02)%**        (0.16)%          (0.04)%           0.25%            0.23%            0.29%**
Portfolio Turnover Rate                 44%              45%              44%              39%              30%              14%
Average Commission Rate #
  Per Share                   $     0.0143     $     0.0021              N/A              N/A              N/A              N/A
  As a Percentage of
    Trade Amount                      0.07%            0.83%             N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.03     $       1.16     $       0.05     $       0.12     $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.56%**          2.65%            2.81%            2.78%            3.34%            4.40%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.11)%**        (0.34)%          (0.40)%          (0.08)%          (0.66)%          (1.66)%**
-------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount per share is less than $0.01.
(1) Total return is calculated exclusive sale charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND
                                  (UNAUDITED)

                                                 CLASS A              CLASS B              CLASS C
                                            -----------------    -----------------    -----------------
                                            OCTOBER 29, 1997*    OCTOBER 29, 1997*    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS          DECEMBER 31, 1997    DECEMBER 31, 1997    DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           10.00    $           10.00    $           10.00
                                            -----------------    -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.02                 0.00+                0.00+
  Net Realized and Unrealized (Loss)                    (0.09)               (0.09)               (0.09)
                                            -----------------    -----------------    -----------------
  Total From Investment Operations                      (0.07)               (0.09)               (0.09)
                                            -----------------    -----------------    -----------------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)               (0.00)+              (0.00)+
                                            -----------------    -----------------    -----------------
  Total Distributions                                   (0.02)                0.00+                0.00+
                                            -----------------    -----------------    -----------------
NET ASSET VALUE, END OF PERIOD              $            9.91    $            9.91    $            9.91
                                            =================    =================    =================
TOTAL RETURN (1)                                        (0.74)%              (0.86)%              (0.86)%
                                            =================    =================    =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $          55,372    $         467,465    $          45,801
Ratio of Expenses to Average Net Assets                  1.56%**              2.31%**              2.31%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.92%**              0.24%**              0.25%**
Portfolio Turnover Rate                                     0%                   0%                   0%
Average Commission Rate                     $          0.0099    $          0.0099    $          0.0099
As a Percentage of Trade Amount                          0.07%                0.07%                0.07%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $              --    $              --    $              --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                           --                   --                   --
  Net Investment Income to Average Net
    Assets                                                 --                   --                   --
-------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.95    $       9.94    $      10.23    $       9.53    $      10.55    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.19            0.44            0.53            0.56            0.52            0.25
  Net Realized and
    Unrealized Gain
    (Loss)                           0.04           (0.02)          (0.01)           0.50           (0.42)           0.55
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.23            0.42            0.52            1.06            0.10            0.80
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.20)          (0.35)          (0.79)          (0.36)          (0.50)          (0.25)
  In Excess of Net
    Investment Income                  --           (0.06)          (0.02)             --           (0.12)             --
  Net Realized Gain                 (0.05)             --              --              --           (0.47)             --
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.25)          (0.41)          (0.81)          (0.36)          (1.12)          (0.25)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.93    $       9.95    $       9.94    $      10.23    $       9.53    $      10.55
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                     2.39%           4.27%           5.20%          11.41%           0.41%           8.02%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      5,851    $      6,407    $      7,432    $     11,092    $     10,369    $      6,633
Ratio of Expenses to
  Average Net Assets                 1.45%**         1.45%           1.45%           1.45%           1.45%           1.45%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.84%**         4.40%           5.02%           5.84%           4.70%           5.00%**
Portfolio Turnover Rate                37%            170%            223%            169%            168%             55%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.09    $       0.12    $       0.07    $       0.07    $       0.11    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.23%**         2.57%           2.16%           2.22%           2.48%           2.88%**
  Net Investment Income
    to Average Net Assets            2.10%**         3.25%           4.31%           5.07%           3.67%           3.57%**
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.91    $       9.91    $      10.24
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.12            0.41            0.64
  Net Realized and
    Unrealized Gain
    (Loss)                           0.07           (0.07)          (0.26)
                             ------------    ------------    ------------
  Total From Investment
    Operations                       0.19            0.34            0.38
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.17)          (0.29)          (0.69)
  In Excess of Net
    Investment Income                  --           (0.05)          (0.02)
  Net Realized Gain                 (0.05)             --              --
  In Excess of Net
    Realized Gain                      --              --              --
                             ------------    ------------    ------------
  Total Distributions               (0.22)          (0.34)          (0.71)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.88    $       9.91    $       9.91
                             ============    ============    ============
TOTAL RETURN (1)                     1.99%           3.48%           3.76%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      1,539    $      1,716    $      1,440
Ratio of Expenses to
  Average Net Assets                 2.20%**         2.20%           2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.08%**         3.65%           3.38%**
Portfolio Turnover Rate                37%            170%            223%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.07    $       0.13    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.98%**         3.37%           3.57%**
  Net Investment Income
    to Average Net Assets            1.32%**         2.45%           2.01%**
--------------------------------------------------------------------------------------------------------

                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.90    $       9.90    $      10.20    $       9.54    $      10.56    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.16            0.39            0.37            0.49            0.43            0.21
  Net Realized and
    Unrealized Gain
    (Loss)                           0.03           (0.05)           0.08            0.47           (0.40)           0.55
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.19            0.34            0.45            0.96            0.03            0.76
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.17)          (0.29)          (0.73)          (0.30)          (0.44)          (0.20)
  In Excess of Net
    Investment Income                  --           (0.05)          (0.02)             --           (0.11)             --
  Net Realized Gain                 (0.05)             --              --              --           (0.47)             --
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.22)          (0.34)          (0.75)          (0.30)          (1.05)          (0.20)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.87    $       9.90    $       9.90    $      10.20    $       9.54    $      10.56
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                     1.99%           3.48%           4.47%          10.24%          (0.25)%          7.61%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      2,103    $      2,445    $      2,844    $      5,965    $      5,407    $      6,120
Ratio of Expenses to
  Average Net Assets                 2.20%**         2.20%           2.20%           2.20%           2.20%           2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.09%**         3.65%           4.35%           5.09%           3.95%           4.25%**
Portfolio Turnover Rate                37%            170%            223%            169%            168%             55%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.09    $       0.12    $       0.06    $       0.08    $       0.12    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.98%**         3.35%           2.87%           2.97%           3.29%           3.63%**
  Net Investment Income
    to Average Net Assets            1.35%**         2.48%           3.68%           4.32%           2.86%           2.82%**
-------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                        JUNE 23,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.62    $      17.15    $      16.42    $      15.50    $      12.00    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.03)          (0.06)          (0.04)             --           (0.03)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (8.27)          (0.14)           0.77            1.43            3.53              --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (8.30)          (0.20)           0.73            1.43            3.50              --
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --           (0.49)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --           (0.02)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
                                    (0.02)          (0.33)             --           (0.51)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.30    $      16.62    $      17.15    $      16.42    $      15.50    $      12.00
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                   (49.96)%         (1.10)%          4.45%           9.50%          29.17%           0.00%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     63,990    $    175,448    $    248,009    $    178,667    $    138,212    $     11,770
Ratio of Expenses to
  Average Net Assets                 1.97%**         1.84%           1.88%           1.90%           1.90%           1.90%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.91)%**        (0.31)%        (0.16)%          0.04%          (0.24)%         (0.81)%**
Portfolio Turnover Rate                71%             74%             38%             34%             34%              0%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --    $         --    $       0.03    $       0.01
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --              --            2.17%          11.83%**
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --              --           (0.51)%        (10.74)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            1.89%**           --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED           1995+
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.17    $      16.81    $      16.51
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.13)          (0.15)          (0.03)
  Net Realized and
    Unrealized Gain
    (Loss)                          (7.98)          (0.16)           0.33
                             ------------    ------------    ------------
  Total From Investment
    Operations                      (8.11)          (0.31)           0.30
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --
                             ------------    ------------    ------------
                                    (0.02)          (0.33)             --
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.04    $      16.17    $      16.81
                             ============    ============    ============
TOTAL RETURN (1)                   (50.17)%         (1.79)%          1.82%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     27,558    $     62,786    $     52,853
Ratio of Expenses to
  Average Net Assets                 2.72%**         2.59%           2.61%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.64)%**        (1.04)%        (0.52%)**
Portfolio Turnover Rate                71%             74%             38%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A
-------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.64%**           --              --
-------------------------------------------------------------------------

                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                        JUNE 23,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.14    $      16.78    $      16.19    $      15.40    $      12.00    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.25)          (0.24)          (0.13)          (0.12)          (0.10)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (7.84)          (0.07)           0.72            1.42            3.50              --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (8.09)          (0.31)           0.59            1.30            3.40              --
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --           (0.49)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --           (0.02)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
                                    (0.02)          (0.33)             --           (0.51)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.03    $      16.14    $      16.78    $      16.19    $      15.40    $      12.00
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                   (50.14)%         (1.79)%          3.64%           8.71%          28.33%           0.00%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     37,979    $    114,460    $    168,070    $    139,497    $    116,889    $      8,491
Ratio of Expenses to
  Average Net Assets                 2.72%**         2.59%           2.63%           2.63%           2.65%           2.65%**
Ratio of Net Investment
  (Loss) to Average Net
  Assets                            (1.65)%**        (1.06)%        (0.94)%        (0.77%)          (0.99)%         (1.56)%**
Portfolio Turnover Rate                71%             74%             38%             34%             34%              0%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --    $         --    $       0.03    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --              --            2.92%          12.64%**
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --              --           (1.26)%        (11.55)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.64%**           --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for a periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND
                                  (UNAUDITED)

                                                               CLASS A
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                     OCTOBER 18,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      12.89    $      11.70    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                           0.03            0.20            0.27            0.27            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                           2.87            4.05            1.94            1.44           (0.30)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       2.90            4.25            2.21            1.71           (0.13)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.04)          (0.20)          (0.27)          (0.28)          (0.17)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.08)          (1.29)          (0.47)          (0.52)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      19.41    $      17.59    $      14.63    $      12.89    $      11.70
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                    16.66%          30.68%          17.41%          15.01%          (1.12)%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    106,826    $     34,331    $     19,674    $     20,675    $     10,717
Ratio of Expenses to
  Average Net Assets                 1.50%**         1.50%           1.50%           1.50%           1.50%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.05)%**         1.25%          1.90%           2.29%           2.14%**
Portfolio Turnover Rate                82%             73%             41%             23%             17%
Average Commission Rate #    $     0.0528    $     0.0452             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
Expenses to Average Net
  Assets                             1.57%**         1.76%           1.81%           1.96%           2.48%**
  Net Investment Income
    to Average Net Assets           (0.13)%**         0.98%          1.59%           1.83%           1.16%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      13.37
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.12)           0.09            0.15
  Net Realized and
    Unrealized Gain
    (Loss)                           2.94            4.05            1.46
                             ------------    ------------    ------------
  Total from Investment
    Operations                       2.82            4.14            1.61
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)
  Net Realized Gain                 (1.04)          (1.09)          (0.19)
                             ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      19.36    $      17.59    $      14.63
                             ============    ============    ============
TOTAL RETURN (1)                    16.25%          29.77%          12.29%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    107,301    $     15,331    $      2,485
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.76)%**         0.40%          1.18%**
Portfolio Turnover Rate                82%             73%             41%
Average Commission Rate #    $     0.0528    $     0.0452             N/A
-------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.06    $       0.04
Ratios Before Expense
  Limitation:
Expenses to Average Net
  Assets                             2.32%**         2.48%           2.61%**
  Net Investment Income
    to Average Net Assets           (0.85)%**         0.14%          0.82%**
-------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                     OCTOBER 18,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.04)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                           2.86            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       2.82            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      19.36    $      17.59    $      14.64    $      12.89    $      11.69
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                    16.24%          29.67%          16.50%          14.13%          (1.70)%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     73,122    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.82)%**         0.49%          1.17%           1.54%           1.39%**
Portfolio Turnover Rate                82%             73%             41%             23%             17%
Average Commission Rate #    $     0.0528    $     0.0452             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.00++  $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.32%**         2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    to Average Net Assets           (0.89)%**         0.22%          0.84%           1.08%           0.36%**
---------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   VALUE FUND
                                  (UNAUDITED)

                                              CLASS A         CLASS B         CLASS C
                                            ------------    ------------    ------------
                                                 JULY 7,         JULY 7,         JULY 7,
                                                   1997*           1997*           1997*
                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                  1997            1997            1997
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      10.00    $      10.00    $      10.00
                                            ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.03            0.01            0.01
  Net Realized and Unrealized Gain                  0.15            0.14            0.13
                                            ------------    ------------    ------------
  Total From Investment Operations                  0.18            0.15            0.14
                                            ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                            (0.03)          (0.01)          (0.01)
  Net Realized Gain                                (0.05)          (0.05)          (0.05)
                                            ------------    ------------    ------------
  Total Distributions                              (0.08)          (0.06)          (0.06)
                                            ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD              $      10.10    $      10.09    $      10.08
                                            ============    ============    ============
TOTAL RETURN (1)                                    1.84%           1.51%           1.43%
                                            ============    ============    ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $    102,701    $     88,112    $     19,466
Ratio of Expenses to Average Net Assets             1.45%**         2.20%**         2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                1.01%**         0.26%**         0.27%**
Portfolio Turnover Rate                               15%             15%             15%
Average Commission Rate                     $     0.0587    $     0.0587    $     0.0587
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $       0.01    $       0.01    $       0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.78%**         2.53%**         2.53%**
  Net Investment Income to Average Net
    Assets                                          0.70%**         0.06%**         0.06%**
----------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND
                                  (UNAUDITED)

                                                               CLASS A
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                       APRIL 21,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      14.26    $      12.47    $      11.57    $      12.17    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.60            1.25            1.36            1.26            0.18
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.13)           2.30            0.80           (0.52)           0.16
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.47            3.55            2.16            0.74            0.34
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.55)          (1.25)          (1.26)          (1.22)          (0.17)
  Net Realized Gain                 (1.19)          (0.51)             --           (0.12)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.74)          (1.76)          (1.26)          (1.34)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.99    $      14.26    $      12.47    $      11.57    $      12.17
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                     3.36%          30.29%          19.61%           6.87%           2.86%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     82,139    $     76,439    $     41,493    $     14,819    $      6,857
Ratio of Expenses to
  Average Net Assets                 1.43%**         1.52%           1.55%           1.55%           1.55%**
Ratio of Net Investment
  Income to Average Net
  Assets                             8.05%**         9.73%          11.95%          11.53%           8.29%**
Portfolio Turnover Rate                67%            157%            220%            178%             19%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.02    $       0.05    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            1.69%           1.97%           3.23%**
  Net Investment Income
    to Average Net Assets              --              --           11.81%          11.11%           6.61%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED           1995+
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      14.20    $      12.44    $      11.63
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.47            1.07            1.18
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.06)           2.35            0.72
                             ------------    ------------    ------------
  Total From Investment
    Operations                       0.41            3.42            1.90
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.50)          (1.15)          (1.09)
  Net Realized Gain                 (1.19)          (0.51)             --
                             ------------    ------------    ------------
  Total Distributions               (1.69)          (1.66)          (1.09)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.92    $      14.20    $      12.44
                             ============    ============    ============
TOTAL RETURN (1)                     2.96%          29.14%          17.07%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $    103,847    $     78,340    $     26,174
Ratio of Expenses to
  Average Net Assets                 2.18%**         2.27%           2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             7.30%**         8.86%          12.06%**
Portfolio Turnover Rate                67%            157%            220%
-------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            2.47%**
  Net Investment Income
    to Average Net Assets              --              --           11.89%**
-------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                       APRIL 21,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period        $      14.21    $      12.45    $      11.58    $      12.16    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.53            1.16            1.30            1.17            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.12)           2.26            0.77           (0.50)           0.15
                             ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.41            3.42            2.07            0.67            0.32
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.50)          (1.15)          (1.20)          (1.13)          (0.16)
  Net Realized Gain                 (1.19)          (0.51)             --           (0.12)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.69)          (1.66)          (1.20)          (1.25)          (0.16)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.93    $      14.21    $      12.45    $      11.58    $      12.16
                             ============    ============    ============    ============    ============
TOTAL RETURN (1)                     2.88%          29.12%          18.71%           6.20%           2.62%
                             ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     50,102    $     41,709    $     28,094    $     11,880    $      6,081
Ratio of Expenses to
  Average Net Assets                 2.18%**         2.27%           2.30%           2.30%           2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             7.31%**         9.04%          11.40%          10.72%           7.54%**
Portfolio Turnover Rate                67%            157%            220%            178%             19%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.04    $       0.05    $       0.06
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            2.44%           2.74%           4.00%**
  Net Investment Income
    to Average Net Assets              --              --           11.26%          10.28%           5.84%**
---------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND
                                  (UNAUDITED)

                                                          CLASS A
                              ---------------------------------------------------------------
                                SIX MONTHS                                            JULY 6,
                                     ENDED       YEAR ENDED       YEAR ENDED            1994*
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      17.39     $      12.63     $       9.08     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.08)            0.02             0.10            (0.02)
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.60)            6.46             3.47            (2.70)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (0.68)            6.48             3.57            (2.72)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.02)              --
  In Excess of Net
    Investment Income                   --            (0.09)              --               --
  Net Realized Gain                  (3.23)           (1.63)              --               --
  Return of Capital                     --               --               --            (0.20)
                              ------------     ------------     ------------     ------------
  Total Distributions                (3.23)           (1.72)           (0.02)           (0.20)
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      13.48     $      17.39     $      12.63     $       9.08
                              ============     ============     ============     ============
TOTAL RETURN (1)                     (2.46)%          57.32%           39.35%          (23.07)%
                              ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     66,929     $     84,401     $     18,701     $      7,658
Ratio of Expenses to
  Average Net Assets                  2.30%**          2.24%            2.11%            2.46%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (1.03)%**        (0.08)%           1.18%           (0.44)%**
Portfolio Turnover Rate                155%             241%             131%             107%
Average Commission Rate #
  Per Share                   $     0.0008     $     0.0006              N/A              N/A
  As a Percentage of
    Trade Amount                      0.26%            0.31%             N/A              N/A
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.10     $       0.09     $       0.13
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.46%**          2.61%            3.28%            4.30%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (1.18)%**        (0.61)%           0.01%           (2.26)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.10%**          2.10%            2.10%            2.10%**
---------------------------------------------------------------------------------------------

                                                 CLASS B
                              ----------------------------------------------
                                SIX MONTHS                         AUGUST 1,
                                     ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.99     $      12.45     $       9.58
                              ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.07)           (0.03)            0.03
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.63)            6.28             2.84
                              ------------     ------------     ------------
  Total From Investment
    Operations                       (0.70)            6.25             2.87
                              ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --               --
  In Excess of Net
    Investment Income                   --            (0.08)              --
  Net Realized Gain                  (3.23)           (1.63)              --
  Return of Capital                     --               --               --
                              ------------     ------------     ------------
  Total Distributions                (3.23)           (1.71)              --
                              ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      13.06     $      16.99     $      12.45
                              ============     ============     ============
TOTAL RETURN (1)                     (2.66)%          56.17%           29.26%
                              ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     29,554     $     14,314     $      2,041
Ratio of Expenses to
  Average Net Assets                  3.05%**          2.99%            2.87%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (1.67)%**        (0.78)%           0.88%**
Portfolio Turnover Rate                155%             241%             131%
Average Commission Rate #
  Per Share                   $     0.0008     $     0.0006              N/A
  As a Percentage of
    Trade Amount                      0.26%            0.31%             N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            3.21%**          3.55%            3.89%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (1.85)%**        (1.34)%          (0.14)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.85%**          2.85%            2.85%**
----------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                               SIX MONTHS                                         JULY 6,
                                    ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.01    $      12.43    $       8.99    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.11)          (0.07)           0.04           (0.08)
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.60)           6.31            3.40           (2.73)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (0.71)           6.24            3.44           (2.81)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  In Excess of Net
    Investment Income                  --           (0.03)             --              --
  Net Realized Gain                 (3.23)          (1.63)             --              --
  Return of Capital                    --              --              --           (0.20)
                             ------------    ------------    ------------    ------------
  Total Distributions               (3.23)          (1.66)             --           (0.20)
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      13.07    $      17.01    $      12.43    $       8.99
                             ============    ============    ============    ============
TOTAL RETURN (1)                    (2.75)%         56.04%          38.26%         (23.83)%
                             ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     22,730    $     20,345    $      6,780    $      4,085
Ratio of Expenses to
  Average Net Assets                 3.05%**         2.99%           2.86%           3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.75)%**        (0.79)%         0.42%          (1.16)%**
Portfolio Turnover Rate               155%            241%            131%            107%
Average Commission Rate #
  Per Share                  $     0.0008    $     0.0006             N/A             N/A
  As a Percentage of
    Trade Amount                     0.26%           0.31%            N/A             N/A
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.05    $       0.12    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.21%**         3.40%           4.06%           5.20%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.91)%**        (1.36)%        (0.78)%         (3.16)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.85%**         2.85%           2.85%           2.85%**
-----------------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges.Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND
                                  (UNAUDITED)

                                                          CLASS A
                              ---------------------------------------------------------------
                                SIX MONTHS                                            JULY 6,
                                     ENDED       YEAR ENDED       YEAR ENDED         1994* TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      13.47     $      12.06     $      10.61     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.02)            0.01             0.05             0.05
  Net Realized and
    Unrealized Gain
    (Loss)                           (3.01)            1.57             1.44            (1.44)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (3.03)            1.58             1.49            (1.39)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.04)              --
  In Excess of Net
    Investment Income                   --            (0.04)              --               --
  Net Realized Gain                  (1.00)           (0.13)              --               --
                              ------------     ------------     ------------     ------------
  Total Distributions                (1.00)           (0.17)           (0.04)              --
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $       9.44     $      13.47     $      12.06     $      10.61
                              ============     ============     ============     ============
TOTAL RETURN (1)                    (22.19)%          13.54%           14.16%          (11.58)%
                              ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     95,359     $    119,022     $    114,850     $     26,091
Ratio of Expenses to
  Average Net Assets                  2.20%**          2.21%            2.16%            2.33%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.31)%**        (0.06)%           0.93%            0.81%**
Portfolio Turnover Rate                 58%              82%              42%              32%
Average Commission Rate #
  Per Share                   $     0.0022     $     0.0007              N/A              N/A
  As a Percentage of
    Trade Amount                      0.38%            0.39%             N/A              N/A
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.03     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.40%**          2.41%            2.56%            3.10%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.50)%**        (0.27)%           0.53%            0.04%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                            2.15%**          2.15%            2.15%            2.15%**
---------------------------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                               SIX MONTHS                         AUGUST 1,
                                    ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                           1997             1997             1996
---------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.24     $      11.94     $      10.91
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.02)           (0.03)            0.01
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.99)            1.50             1.02
                             ------------     ------------     ------------
  Total From Investment
    Operations                      (3.01)            1.47             1.03
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                --               --               --
  In Excess of Net
    Investment Income                  --            (0.04)              --
  Net Realized Gain                 (1.00)           (0.13)              --
                             ------------     ------------     ------------
  Total Distributions               (1.00)           (0.17)              --
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.23     $      13.24     $      11.94
                             ============     ============     ============
TOTAL RETURN (1)                   (22.50)%          12.67%            9.45%
                             ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     43,549     $     35,966     $     10,416
Ratio of Expenses to
  Average Net Assets                 2.95%**          2.96%            2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.04)%**        (0.64)%           0.30%**
Portfolio Turnover Rate                58%              82%              42%
Average Commission Rate #
  Per Share                  $     0.0022     $     0.0007              N/A
  As a Percentage of
    Trade Amount                     0.38%            0.39%             N/A
---------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01     $       0.01     $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.15%**          3.17%            3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.25)%**        (0.87)%          (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%**          2.90%            2.90%**
---------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                               SIX MONTHS                                         JULY 6,
                                    ENDED      YEAR ENDED      YEAR ENDED        1994* TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.26    $      11.93    $      10.53    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment (Loss)             (0.07)          (0.08)          (0.01)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.95)           1.55            1.41           (1.47)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (3.02)           1.47            1.40           (1.47)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --              --              --              --
  In Excess of Net
    Investment Income                  --           (0.01)             --              --
  Net Realized Gain                 (1.00)          (0.13)             --              --
                             ------------    ------------    ------------    ------------
  Total Distributions               (1.00)          (0.14)             --              --
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.24    $      13.26    $      11.93    $      10.53
                             ============    ============    ============    ============
TOTAL RETURN (1)                   (22.48)%         12.66%          13.30%         (12.25)%
                             ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     39,235    $     57,958    $     43,601    $     22,245
Ratio of Expenses to
  Average Net Assets                 2.95%**         2.96%           2.91%           3.08%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.05)%**        (0.79)%        (0.11)%          0.06%**
Portfolio Turnover Rate                58%             82%             42%             32%
Average Commission Rate #
  Per Share                  $     0.0022    $     0.0007             N/A             N/A
  As a Percentage of
    Trade Amount                     0.38%           0.39%            N/A             N/A
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.02    $       0.03    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.15%**         3.17%           3.34%           3.90%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.23)%**        (1.00)%        (0.54)%         (0.76)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%**         2.90%           2.90%           2.90%**
-----------------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND
                                  (UNAUDITED)

                                               CLASS A                                         CLASS B
                             --------------------------------------------    --------------------------------------------
                               SIX MONTHS                      JANUARY 2,      SIX MONTHS                      JANUARY 2,
                                    ENDED      YEAR ENDED           1996*           ENDED      YEAR ENDED           1996*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,    DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1997            1997            1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.98    $      14.40    $      12.00    $      16.85    $      14.38    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.04)           0.04            0.06           (0.08)          (0.02)           0.03
  Net Realized and
    Unrealized Gain                  2.81            3.95            2.40            2.74            3.86            2.39
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       2.77            3.99            2.46            2.66            3.84            2.42
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --           (0.06)          (0.06)             --           (0.02)          (0.04)
  Net Realized Gain                 (1.93)          (1.35)             --           (1.93)          (1.35)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.93)          (1.41)          (0.06)          (1.93)          (1.37)          (0.04)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      17.82    $      16.98    $      14.40    $      17.58    $      16.85    $      14.38
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                    16.66%          28.93%          20.52%          16.26%          28.01%          20.18%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     35,689    $     22,521    $      5,382    $     58,739    $     34,382    $      2,426
Ratio of Expenses to
  Average Net Assets                 1.50%**         1.57%           2.03%**         2.25%**         2.32%           2.67%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.43)%**        (0.04)%         1.22%**        (1.17)%**        (0.83)%         0.43%**
Portfolio Turnover Rate               141%            241%            204%            141%            241%            204%
Average Commission Rate #    $     0.0581    $     0.0536             N/A    $     0.0581    $     0.0536             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.22    $       0.06    $       0.02    $       0.02    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.79%**         2.38%           3.26%**         2.54%**         2.88%           3.79%**
  Net Investment Income
    to Average Net Assets           (0.73)%**        (0.85)%        (0.01)%**        (1.47)%**        (1.43)%        (0.69)%**
Ratio of Expenses to
  Average Net Assets
  excluding dividend
  expense on securities
  sold short                         1.50%**         1.50%           1.50%**         2.25%**         2.25%           2.25%**

                                               CLASS C
                             --------------------------------------------
                               SIX MONTHS                      JANUARY 2,
                                    ENDED      YEAR ENDED           1996*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.83    $      14.37    $      12.00
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.06)           0.03
  Net Realized and
    Unrealized Gain                  2.75            3.89            2.38
                             ------------    ------------    ------------
  Total From Investment
    Operations                       2.67            3.83            2.41
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --           (0.02)          (0.04)
  Net Realized Gain                 (1.93)          (1.35)             --
                             ------------    ------------    ------------
  Total Distributions               (1.93)          (1.37)          (0.04)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      17.57    $      16.83    $      14.37
                             ============    ============    ============
TOTAL RETURN (1)                    16.21%          28.04%          20.10%
                             ============    ============    ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     11,837    $      9,410    $      2,582
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.32%           2.67%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.21)%**        (0.77)%         0.44%**
Portfolio Turnover Rate               141%            241%            204%
Average Commission Rate #    $     0.0581    $     0.0536             N/A
-------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.07    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.54%**         3.23%           3.80%**
  Net Investment Income
    to Average Net Assets           (1.50)%**        (1.67)%        (0.69)%**
Ratio of Expenses to
  Average Net Assets
  excluding dividend
  expense on securities
  sold short                         2.25%**         2.25%           2.25%**
-------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND
                                  (UNAUDITED)

                                                 CLASS A
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.39     $      12.52     $      12.00
                              ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.21             0.37             0.08
  Net Realized and
    Unrealized Gain                   2.02             4.03             0.48
                              ------------     ------------     ------------
  Total From Investment
    Operations                        2.23             4.40             0.56
                              ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.23)           (0.29)           (0.04)
  Net Realized Gain                  (1.60)           (0.24)              --
                              ------------     ------------     ------------
  Total Distributions                (1.83)           (0.53)           (0.04)
                              ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      16.79     $      16.39     $      12.52
                              ============     ============     ============
TOTAL RETURN (1)                     13.83%           35.75%            4.63%
                              ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     20,768     $     14,827     $      1,829
Ratio of Expenses to
  Average Net Assets                  1.55%**          1.55%            1.55%**
Ratio of Net Investment
  Income to Average Net
  Assets                              2.51%**          2.33%            4.11%**
Portfolio Turnover Rate                 59%             143%               0%
Average Commission Rate #     $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.05     $       0.16     $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.16%**          2.51%            5.58%**
  Net Investment Income
    to Average Net Assets             1.90%**          1.36%            0.08%**
----------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                               SIX MONTHS                      MAY 1, 1996*
                                    ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA      DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                           1997             1997             1996
---------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.36     $      12.52     $      12.00
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.10             0.15             0.07
  Net Realized and
    Unrealized Gain                  2.03             4.12             0.48
                             ------------     ------------     ------------
  Total From Investment
    Operations                       2.13             4.27             0.55
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income             (0.16)           (0.19)           (0.03)
  Net Realized Gain                 (1.60)           (0.24)              --
                             ------------     ------------     ------------
  Total Distributions               (1.76)           (0.43)           (0.03)
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $      16.73     $      16.36     $      12.52
                             ============     ============     ============
TOTAL RETURN (1)                    13.40%           34.58%            4.54%
                             ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     12,764     $      7,120     $      2,197
Ratio of Expenses to
  Average Net Assets                 2.30%**          2.30%            2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             1.64%**          1.49%            3.35%**
Portfolio Turnover Rate                59%             143%               0%
Average Commission Rate #    $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.04     $       0.11     $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.91%**          3.39%            6.34%**
  Net Investment Income
    to Average Net Assets            1.02%**          0.39%           (0.69)%**
----------------------------------------------------------------------------

                                                 CLASS C
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.36     $      12.52     $      12.00
                              ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.10             0.20             0.07
  Net Realized and
    Unrealized Gain                   2.03             4.07             0.48
                              ------------     ------------     ------------
  Total From Investment
    Operations                        2.13             4.27             0.55
                              ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.16)           (0.19)           (0.03)
  Net Realized Gain                  (1.60)           (0.24)              --
                              ------------     ------------     ------------
  Total Distributions                (1.76)           (0.43)           (0.03)
                              ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      16.73     $      16.36     $      12.52
                              ============     ============     ============
TOTAL RETURN (1)                     13.36%           34.56%            4.54%
                              ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      3,910     $      2,369     $      1,782
Ratio of Expenses to
  Average Net Assets                  2.30%**          2.30%            2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                              1.66%**          1.46%            3.39%**
Portfolio Turnover Rate                 59%             143%               0%
Average Commission Rate #     $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.17     $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.91%**          3.58%            6.32%**
  Net Investment Income
    to Average Net Assets             1.09%**          0.16%           (0.63)%**
----------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND
                                  (UNAUDITED)

                                                 CLASS A                                            CLASS B
                              ----------------------------------------------     ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*       SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO            ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,     DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1997             1997             1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      12.86     $      11.92     $      12.00     $      12.86     $      11.93     $      12.00
                              ------------     ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.64             1.07             0.13             0.45             0.98             0.12
  Net Realized and
    Unrealized Gain
    (Loss)                            0.15             0.99            (0.09)            0.27             0.99            (0.09)
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total From Investment
    Operations                        0.79             2.06             0.04             0.72             1.97             0.03
                              ------------     ------------     ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.51)           (1.07)           (0.12)           (0.47)           (0.99)           (0.10)
  Net Realized Gain                  (0.55)           (0.05)              --            (0.55)           (0.05)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total Distributions                (1.06)           (1.12)           (0.12)           (1.02)           (1.04)           (0.10)
                              ------------     ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      12.59     $      12.86     $      11.92     $      12.56     $      12.86     $      11.93
                              ============     ============     ============     ============     ============     ============
TOTAL RETURN (1)                      6.24%           18.12%            0.29%            5.67%           17.22%            0.21%
                              ============     ============     ============     ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      5,644     $      8,980     $      3,907     $      9,931     $      8,617     $      3,421
Ratio of Expenses to
  Average Net Assets                  1.25%**          1.25%            1.25%**          2.00%**          2.00%            2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                              7.41%**          8.83%            6.85%**          6.70%**          7.99%            6.08%**
Portfolio Turnover Rate                 37%             104%              10%              37%             104%              10%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.06     $       0.10     $       0.04     $       0.05     $       0.10     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            1.90%**          2.04%            3.51%**          2.65%**          2.82%            4.25%**
  Net Investment Income
    to Average Net Assets             6.76%**          8.04%            4.59%**          5.98%**          7.17%            3.83%**
-------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS C
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
  NET ASSET VALUE,
    BEGINNING OF PERIOD       $      12.86     $      11.93     $      12.00
                              ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.33             0.99             0.12
  Net Realized and
    Unrealized Gain
    (Loss)                            0.39             0.98            (0.09)
                              ------------     ------------     ------------
  Total From Investment
    Operations                        0.72             1.97             0.03
                              ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.47)           (0.99)           (0.10)
  Net Realized Gain                  (0.55)           (0.05)              --
                              ------------     ------------     ------------
  Total Distributions                (1.02)           (1.04)           (0.10)
                              ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      12.56     $      12.86     $      11.93
                              ============     ============     ============
TOTAL RETURN (1)                      5.66%           17.21%            0.21%
                              ============     ============     ============
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      2,864     $      4,970     $      3,316
Ratio of Expenses to
  Average Net Assets                  2.00%**          2.00%            2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                              6.52%**          8.03%            6.07%**
Portfolio Turnover Rate                 37%             104%              10%
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.11     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.65%**          2.88%            4.25%**
  Net Investment Income
    to Average Net Assets             5.89%**          7.15%            3.82%**
----------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)

                                       CLASS A                         CLASS B                         CLASS C
                             ----------------------------    ----------------------------    ----------------------------
                               SIX MONTHS         JULY 1,      SIX MONTHS         JULY 1,      SIX MONTHS         JULY 1,
                                    ENDED        1996* TO           ENDED        1996* TO           ENDED        1996* TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,    DECEMBER 31,        JUNE 30,    DECEMBER 31,        JUNE 30,
AND RATIOS                           1997            1997            1997            1997            1997            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.91    $      12.00    $      13.84    $      12.00    $      13.83    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)           0.17           (0.12)           0.10           (0.03)           0.06
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.97)           1.88           (0.97)           1.85           (1.05)           1.88
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (1.05)           2.05           (1.09)           1.95           (1.08)           1.94
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.18)          (0.13)          (0.13)          (0.10)          (0.08)          (0.10)
  Net Realized Gain                 (0.01)          (0.01)          (0.01)          (0.01)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.19)          (0.14)          (0.14)          (0.11)          (0.09)          (0.11)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.67    $      13.91    $      12.61    $      13.84    $      12.66    $      13.83
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                    (7.52)%         17.30%          (7.87)%         16.40%          (7.88)%         16.27%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     36,918    $     21,961    $     33,824    $     18,215    $      9,147    $      9,156
Ratio of Expenses to
  Average Net Assets                 1.65%**         1.65%           2.40%**         2.40%           2.40%**         2.40%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 0.43%**         1.39%          (0.33)%**         0.54%         (0.31)%**         0.29%
Portfolio Turnover Rate                22%             22%             22%             22%             22%             22%
Average Commission Rate      $     0.0211    $     0.0318    $     0.0211    $     0.0318    $     0.0211    $     0.0318
As a Percentage of Trade
  Amount                             0.23%           0.33%           0.23%           0.33%           0.23%           0.33%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.04    $       0.11    $       0.07    $       0.17    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.84%**         2.50%           2.59%**         3.34%           2.59%**         3.45%
  Net Investment Income
    (Loss) to Average Net
    Assets                           0.23%**         0.52%          (0.53)%**        (0.42)%        (0.48)%**        (0.77)%
-------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                                  (UNAUDITED)

                               SIX MONTHS
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0235          0.0443          0.0464          0.0448          0.0243          0.0246
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0011)             --          0.0011          0.0002
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0235          0.0443          0.0453          0.0448          0.0254          0.0248
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0235)        (0.0443)        (0.0464)        (0.0448)        (0.0243)        (0.0246)
  Net Realized Gain                    --              --         (0.0001)             --         (0.0011)        (0.0002)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0235)        (0.0443)        (0.0465)        (0.0448)        (0.0254)        (0.0248)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                     2.37%           4.53%           4.72%           4.58%           2.45%           2.51%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     52,997    $     94,768    $    145,978    $     67,505    $    102,551    $    101,736
Ratio of Expenses to
  Average Net Assets                 0.95%*          0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.65%*          4.43%           4.68%           4.61%           2.40%           2.50%
-------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.24%*          1.27%           1.24%           1.12%           1.22%           1.19%
  Net Investment Income
    to Average Net Assets            4.37%*          4.10%           4.39%           4.44%           2.13%           2.26%
-------------------------------------------------------------------------------------------------------------------------


  *  Annualized
(1)  Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               MONEY MARKET FUND
                                  (UNAUDITED)

                               SIX MONTHS
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0239          0.0450          0.0463          0.0446          0.0246          0.0243
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0006)         0.0001              --          0.0001
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0239          0.0450          0.0457          0.0447          0.0246          0.0244
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0239)        (0.0450)        (0.0463)        (0.0446)        (0.0246)        (0.0243)
  Net Realized Gain                    --              --              --         (0.0001)             --         (0.0001)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0239)        (0.0450)        (0.0463)        (0.0447)        (0.0246)        (0.0244)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ============    ============    ============    ============    ============    ============
TOTAL RETURN (1)                     2.42%           4.60%           4.72%           4.55%           2.49%           2.47%
                             ============    ============    ============    ============    ============    ============
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    362,813    $    138,422    $    170,973    $    171,515    $    176,599    $    156,310
Ratio of Expenses to
  Average Net Assets                 0.98%*          0.98%           0.98%           0.98%           0.98%           0.98%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.78%*          4.50%           4.65%           4.45%           2.45%           2.44%
-------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.12%*          1.27%           1.22%           1.18%           1.19%           1.20%
  Net Investment Income
    to Average Net Assets            4.65%*          4.20%           4.41%           4.25%           2.24%           2.22%
-------------------------------------------------------------------------------------------------------------------------

  *  Annualized
(1)  Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of December 31, 1997, the Fund had fifteen separate, active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley High Yield Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund (referred to herein respectively as "Global Equity Allocation Fund," "Global Equity Fund", "Global Fixed Income Fund," "Asian Growth Fund," "American Value Fund," " Value Fund," "Worldwide High Income Fund," "Latin American Fund," "Emerging Markets Fund," "Aggressive Equity Fund," "U.S. Real Estate Fund," "High Yield Fund," "International Magnum Fund," "Government Obligations Money Market Fund" and "Money Market Fund," individually a "Portfolio" and collectively as the "Portfolios").

The Fund currently offers three classes of shares, Class A, Class B and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75% (4.75% for shares sold in the Global Fixed Income Fund, Worldwide High Income Fund and the High Yield Fund). For certain purchases of Class A shares the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Value Fund commenced operations on July 7, 1997 and the Global Equity Fund commenced operations on October 29, 1997.

The Board of Trustees has approved the acquisition of the assets and liabilities of the Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Fixed Income Fund, and the VKAC Global Equity Fund by the VKAC Real Estate Securities Fund, VKAC Global Government Securities Fund, and the Morgan Stanley Global Equity Allocation Fund, respectively. These transactions, subject to shareholder approval, are expected to be completed by June, 1998.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using methods determined by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

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investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

At June 30, 1997, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:

                                               EXPIRATION DATE
                                                 JUNE 30, 2004
PORTFOLIO                                                (000)
---------                              -----------------------
Government Obligations Money
  Market.............................           $      90
Money Market.........................           $      98

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to June 30, 1997 certain Portfolios incurred and elected to defer until July 1, 1997, for U.S. Federal income tax purposes, net currency and capital losses of approximately:

                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIO                                            (000)
---------                              -------------------
Global Fixed Income..................         $       83
Asian Growth.........................              8,841
Latin American.......................                 11
Emerging Markets.....................                223

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

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political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolios may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolios' obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 1997 is as follows:










                                               VALUE OF LOANED            VALUE OF
                                                    SECURITIES          COLLATERAL
PORTFOLIO                                                (000)               (000)
-------------------------------------  -----------------------          ----------
Global Equity Allocation.............  $             15,878     $          16,567

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

At December 31, 1997, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company, an affiliate of the Investment Sub-Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $14,808 for the six months ended December 31, 1997.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Van Kampen American Capital, Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

12. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
Portfolios:

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and generally are limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the six months is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen American Capital Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen American Capital, Inc. (an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., and Miller Anderson & Sherred, LLP (a "Sub-Adviser") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                    CLASS B
                                                                            CLASS A             AND CLASS C
                                                                     MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
---------                              --------------------  ----------------------  ----------------------
Global Equity Allocation.............               1.00%                 1.70%                   2.45%
Global Equity........................               1.00%                 1.80%                   2.55%
Global Fixed Income..................               0.75%                 1.45%                   2.20%
Asian Growth.........................               1.00%                 1.90%                   2.65%
American Value.......................               0.85%                 1.50%                   2.25%
Value................................               0.80%                 1.45%                   2.20%
Worldwide High Income................               0.75%                 1.55%                   2.30%
Latin American.......................               1.25%                 2.10%                   2.85%
Emerging Markets.....................               1.25%                 2.15%                   2.90%
Aggressive Equity....................               0.90%                 1.50%                   2.25%
U.S. Real Estate.....................               1.00%                 1.55%                   2.30%
High Yield...........................               0.75%                 1.25%                   2.00%
International Magnum.................               0.80%                 1.65%                   2.40%
Government Obligations Money Market..               0.45%                 0.95%                    N/A
Money Market.........................               0.45%                 0.98%                    N/A

C. ADMINISTRATOR: Van Kampen American Capital Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer agency services are provided to the Fund by ACCESS Investor Services, Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen American Capital Distributors, Inc. ("the Distributor") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount of 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain purchases; for Class A shares of each Portfolio redeemed less than one year following such purchases and for Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the six months ended December 31, 1997, the Distributor has advised the Fund that it earned initial sales charges of $1,847,924 for Class A shares and deferred sales charges of $27,563, $1,068,171 and $144,849 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the six months ended December 31, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at December 31, 1997:

                                               MSTC CUSTODY             CUSTODY FEES
                                              FEES INCURRED          PAYABLE TO MSTC
PORTFOLIO                                             (000)                    (000)
---------                              --------------------  -----------------------
Global Equity Allocation.............  $            108      $               94
Global Equity........................                25                      25
Global Fixed Income..................                 6                       7
Asian Growth.........................               193                     148
Worldwide High Income................                 3                      35
Latin American.......................               134                      93
Emerging Markets.....................               417                     225
International Magnum.................                68                      47

In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.

F. PURCHASES AND SALES: For the six months ended December 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                               PURCHASES     SALES
PORTFOLIO                                          (000)     (000)
---------                              -----------------  --------
Global Equity Allocation.............  $         90,871   $ 97,476
Global Equity........................           551,567         --
Global Fixed Income..................             3,328      4,157
Asian Growth.........................           159,642    225,652
American Value.......................           305,357    137,017
Value................................           195,717     14,190
Worldwide High Income................           182,554    136,599
Latin American.......................           183,655    176,716
Emerging Markets.....................           122,995    111,868
Aggressive Equity....................           136,310    111,569
U.S. Real Estate.....................            28,029     17,304
High Yield...........................             7,313      9,325
International Magnum.................            41,691     12,815

Purchases and sales of long term U.S. Government securities during the six months ended December 31, 1997 occurred in the Global Fixed Income Fund and totaled $242,900 and $573,000, respectively.

G. OTHER: At December 31, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of December 31, 1997:

Argentine Peso................        0.99981    =  $1.00
Australian Dollar.............        1.53504    =  $1.00
Austrian Schilling............       12.63150    =  $1.00
Belgian Franc.................       37.05100    =  $1.00
Brazilian Real................    1,785.00000    =  $1.00
British Pound.................        0.60853    =  $1.00
Canadian Dollar...............        1.42945    =  $1.00
Colombian Peso................    1,296.65000    =  $1.00
Danish Krone..................        6.85190    =  $1.00
Egyptian Pound................        3.40250    =  $1.00
Finnish Markka................        5.45095    =  $1.00
French Franc..................        6.01850    =  $1.00
German Mark...................        1.79895    =  $1.00
Hong Kong Dollar..............        7.74900    =  $1.00
Hungarian Forint..............      203.95500    =  $1.00
Indian Rupee..................       39.20000    =  $1.00
Indonesian Rupiah.............    5,500.00000    =  $1.00
Irish Punt....................        0.70284    =  $1.00
Italian Lira..................    1,769.00000    =  $1.00
Japanese Yen..................      130.47500    =  $1.00
Malaysian Ringgit.............        3.88950    =  $1.00
Mexican Peso..................        8.06000    =  $1.00
Netherlands Guilder...........        2.02765    =  $1.00
New Zealand Dollar............        1.72221    =  $1.00
Pakistan Rupee................       44.00600    =  $1.00
Peruvian Sol..................        2.72550    =  $1.00
Philippine Peso...............       40.50000    =  $1.00
Polish Zloty..................        3.52500    =  $1.00
Portuguese Escudo.............      184.05000    =  $1.00
Singapore Dollar..............        1.68150    =  $1.00
South African Rand............        4.86650    =  $1.00
South Korean Won..............    1,695.00000    =  $1.00
Spanish Peseta................      152.35000    =  $1.00
Swedish Krona.................        7.93990    =  $1.00
Swiss Franc...................        1.46050    =  $1.00
Taiwan Dollar.................       32.62500    =  $1.00
Thai Baht.....................       48.15000    =  $1.00
Turkish Lira..................  207,250.00000    =  $1.00
Venezuelan Bolivar............      504.30000    =  $1.00

During the six months ended December 31, 1997, the Asian Growth Fund, Latin American Fund, Emerging Markets Fund, International Magnum Fund and Global Equity Fund incurred approximately $135,604, $36,936, $32,109, $167 and $112,298, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At December 31, 1997 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $195,000 and $87,000, respectively. The Global Equity Allocation Fund and Emerging Markets Fund incurred losses totaling $1,465,000 and $148,000, respectively on sales of shares in affiliated funds during the period.

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                               NET
                                                                      APPRECIATION
                               COST          APPREC.   (DEPREC.)    (DEPRECIATION)
PORTFOLIO                     (000)            (000)       (000)             (000)
-------------------------  --------  ---------------  ----------   ---------------
Global Equity
  Allocation.............  $193,431  $       25,896   $ (10,926)   $       14,970
Global Equity............   604,967          22,898     (27,757)           (4,859)
Global Fixed Income......     9,310             213        (239)              (26)
Asian Growth.............   158,645           3,651     (37,799)          (34,148)
American Value...........   274,305          27,218     (12,118)           15,100
Value....................   213,532           6,865      (8,407)           (1,542)
Worldwide High Income....   240,047           6,772      (7,271)             (499)
Latin American...........   118,707           9,895      (8,189)            1,706
Emerging Markets.........   189,975          18,835     (49,482)          (30,647)
Aggressive Equity........    98,075           6,945      (1,306)            5,639
U.S. Real Estate.........    37,870           3,316        (185)            3,131
High Yield...............    17,668           1,002        (371)              631
International Magnum.....    82,016           4,242      (6,723)           (2,481)
Government Obligations
  Money Market...........    52,742              --          --                --
Money Market.............   362,669              --          --                --

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 MS Aggressive Equity
 VKAC Aggressive Growth
 MS American Value
 VKAC Comstock
 VKAC Emerging Growth
 VKAC Enterprise
 VKAC Equity Income
 VKAC Growth
 VKAC Growth and Income
 VKAC Harbor
 VKAC Pace
 VKAC Real Estate Securities
 MS U.S. Real Estate
 VKAC Utility
 MS Value

INTERNATIONAL/GLOBAL

 MS Asian Growth
 MS Emerging Markets
 MS Global Equity
 VKAC Global Equity
 MS Global Equity Allocation
 VKAC Global Managed Assets
 MS International Magnum
 MS Latin American

FIXED-INCOME FUNDS
INCOME

 VKAC Corporate Bond
 MS Global Fixed Income
 VKAC Global Government Securities
 VKAC Government Securities
 VKAC High Income Corporate Bond
 MS High Yield
 VKAC High Yield
 VKAC Short-Term Global Income
 VKAC Strategic Income
 VKAC U.S. Government
 VKAC U.S. Government Trust for Income
 MS Worldwide High Income

TAX EXEMPT INCOME

 VKAC California Insured Tax Free
 VKAC Florida Insured Tax Free Income
 VKAC High Yield Municipal
 VKAC Insured Tax Free Income
 VKAC Intermediate Term
      Municipal Income
 VKAC Municipal Income
 VKAC New York Tax Free Income
 VKAC Pennsylvania Tax Free Income
 VKAC Tax Free High Income

CAPITAL PRESERVATION

 VKAC Limited Maturity Government
 VKAC Prime Rate Income Trust
 VKAC Reserve
 VKAC Senior Floating Rate
 VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our web site at WWW.VKAC.COM --
   to view prospectuses, select INVESTORS'
   PLACE, then DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VKAC.COM
   and selecting INVESTORS' PLACE

                              MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley, Dean Witter,
 Discover & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen American Capital, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, IL 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Metrotech Center
Brooklyn, NY 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

Edward C. Wood III
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Ronald A. Nyberg
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Alan T. Sachtleben
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

John L. Sullivan
TREASURER

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meahger & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas

New York, New York 10036

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 282-4404.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE MORGAN STANLEY FUND, INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                      APPENDIX E


                               SEMI-ANNUAL REPORT


                                      FOR

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND


                      DATED NOVEMBER 30, 1997 (UNAUDITED)

                            Portfolio of Investments
                         November 30, 1997 (Unaudited)

                                       Number
Description                            of Shares    Market Value
-----------                            ---------    ------------
COMMON STOCKS 84.9%
AUSTRALIA 0.0%
Broken Hill Proprietary Co. ..              981       $    8,994
Coles Myer ...................            3,587           17,635
GIO Australia Holding ........              281              679
M.I.M. Holdings ..............              370              268
                                                      ----------
                                                          27,576
                                                      ----------

AUSTRIA 0.9%
AMS Austria Mikros ...........              400           24,175
Austrian Airlines (b) ........            2,200           46,980
Bau Holding ..................              600           34,329
BBAG Oest Brau Bet ...........              800           38,680
Bk Austria (b) ...............            9,166          427,544
Bohler Uddeholm ..............            1,500          101,293
BWT Benckiser ................              200           31,186
Creditanstalt Bank ...........            2,000          103,147
EA-Generali ..................              700          165,277
Flughafen Wien ...............            3,300          134,478
Lenzing (b) ..................              500           27,197
Mayr-Melnhof Karton (b) ......            1,700           95,209
Oest Elektrizitats, Class A ..            4,100          328,410
OMV ..........................            3,200          416,429
Radex-Heraklith ..............            1,900           68,899
Steyr-Daimler-Puch ...........            1,400           39,881
VA Technologie ...............            1,700          256,038
Wienerberger Baust ...........            1,200          233,197
                                                      ----------
                                                       2,572,349
                                                      ----------

CANADA 4.2%
Abitibi Consolidated, Inc. (b)            8,300          107,221
Agrium, Inc. .................            6,800           68,508
Air Canada, Inc. (b) .........            6,900           65,883


                        See Notes to Financial Statements

                         November 30, 1997 (Unaudited)

                                          Number
Description                               of Shares  Market Value
-----------                               ---------  ------------
CANADA (CONTINUED)
Alcan Aluminum ...................         10,100       $271,584
Avenor, Inc. .....................          3,200         48,864
Bank of Montreal .................         12,200        522,056
Bank of Nova Scotia ..............         11,100        481,609
Barrick Gold Corp. ...............         19,600        322,688
BCE, Inc. ........................         28,900        874,497
Bombardier, Inc., Class B ........         14,800        305,487
Cae, Inc. ........................          6,300         49,981
Cameco Corp. .....................          2,600         92,365
Canadian Imperial Bank ...........         19,100        569,909
Canadian Natural Resources (b) ...          4,800        105,732
Canadian Occidental Petroleum ....          7,300        161,955
Canadian Pacific .................         16,000        452,136
Canadian Tire, Class A ...........          4,300         88,303
Cominco ..........................          3,800         62,028
Corel Corp. (b) ..................          3,400          7,877
Cott Corp. .......................          2,800         27,718
Dofasco, Inc. ....................          4,700         72,924
Domtar, Inc. .....................          7,400         50,135
Echo Bay Mines ...................          7,300         16,657
Gulf Canada Resource (b) .........         11,400         80,037
Imasco ...........................          9,900        352,740
Imperial Oil .....................          7,800        464,106
Inco .............................          7,300        138,379
IPL Energy, Inc. .................          2,700        115,253
Laidlaw, Inc., Class B Non Voting          13,400        172,633
Loewen Group, Inc. ...............          3,200         78,632
MacMillan Bloedel ................          7,200         76,330
Magna International, Inc., Class A          3,300        207,821
Methanex Corp. (b) ...............          8,100         67,957

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                  Number
Description                                       of Shares      Market Value
-----------                                       ---------      ------------
CANADA (CONTINUED)
Molson Cos., Class A ...................             3,700       $    67,540
Moore Corp. ............................             5,200            81,047
Newbridge Networks Corp. (b) ...........             7,000           294,871
Noranda, Inc. ..........................            11,300           189,609
Norcen Energy Resources ................            11,400           140,064
Northern Telecom .......................            10,900           979,535
Nova Corp. .............................            25,300           237,129
Petro ..................................            13,500           240,741
Placer Dome, Inc. ......................             9,800           118,686
Potash Corporation of Saskatchewan, Inc.             2,500           196,581
Power Corporation of Canada ............             6,100           186,724
Provigo, Inc. (b) ......................             6,100            32,334
Ranger Oil .............................             6,300            44,010
Renaissance Energy (b) .................             6,000           125,742
Repap Enterprises, Inc. (b) ............             5,100               537
Rogers Communications, Inc., Class B (b)             8,100            36,396
Royal Bank of Canada ...................            14,400           770,372
Seagram ................................            16,400           527,918
Suncor Energy, Inc. ....................             3,700           121,766
Talisman Energy, Inc. (b) ..............             6,200           182,167
Teck Corp., Class B ....................             4,000            58,132
TELUS Corp. ............................             5,000           107,417
Thomson Corp. ..........................            26,700           674,834
Transcanada Pipelines ..................            11,200           234,718
Westcoast Energy, Inc. .................             5,700           128,058
Weston George ..........................             2,200           172,991
                                                                 -----------
                                                                  12,529,924
                                                                 -----------

FRANCE 4.6%
Accor ..................................             1,250           236,309
Air Liquide ............................             2,350           369,819
Alcatel Alsthom ........................             4,700           589,162


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                         Number
Description                                              of Shares     Market Value
-----------                                              ---------     ------------
FRANCE (CONTINUED)
AXA-UAP .......................................           10,000       $  725,696
BQE National Paris ............................            6,666          325,209
BIC ...........................................            2,100          145,744
Bouygues ......................................              899           90,916
Canal Plus ....................................            1,070          186,148
Carrefour .....................................            1,250          668,906
Cie Bancaire ..................................              900          134,467
Cie De St. Gobain .............................            2,779          377,544
Cie Fin Paribas ...............................            3,500          252,867
Danone ........................................            2,450          390,951
Eaux Cie Generale .............................            4,027          532,085
Eaux Cie Generale, Warrants expiring 5/2/01 (b)            3,550            2,171
Elf Aquitaine .................................            8,150          945,700
Erid Beghin Say ...............................              950          147,731
Essilor International .........................              350           97,590
Eurafrance ....................................              125           50,395
France Telecom (b) ............................           30,800        1,131,137
Havas .........................................            2,361          154,179
Imetal ........................................              500           59,289
L'Oreal .......................................            2,100          803,957
Lafarge .......................................            3,050          201,497
Lagardere S.C.A ...............................            3,500          100,791
Legrand .......................................            1,000          190,571
LVMH (Moet Hennessy Louis Vuitton) (b) ........            2,750          474,226
Lyonnaise des Eaux ............................            3,856          414,778
Michelin (CGDE), Class B ......................            3,916          210,948
Pathe .........................................              275           53,013
Pernod Ricard .................................            2,150          109,261
Peugeot .......................................            1,650          186,430
Pin Printemps Redo ............................              675          345,315
Promodes ......................................              600          220,555

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                      Number
Description                           of Shares    Market Value
-----------                           ---------    ------------
FRANCE (CONTINUED)
Rhone-Poulenc ............            10,679       $   480,105
Sagem ....................               150            67,564
Sanofi ...................             3,400           340,386
Schneider ................             4,200           224,823
Simco ....................               775            55,139
Societe Generale .........             3,094           406,712
Sodexho Alliance .........               250           133,498
Thomson CSF ..............             3,850           111,392
Total, Class B ...........             7,550           792,946
Usinor Sacilor ...........             7,950           124,974
Valeo ....................             2,100           138,878
                                                    ----------
                                                    13,801,774
                                                    ----------
GERMANY 4.9%
Adidas ...................             1,400           197,278
AGIV (b) .................             1,350            27,712
Allianz ..................             6,500         1,542,529
Amb Aach & Mun Bet .......               100           102,580
BASF .....................            16,500           583,839
Bayerische Hypotheden Bank             7,050           305,827
Bayerische Vereinsbank ...             7,400           439,552
Bayerische ...............            21,000           777,244
Beiersdorf, Class A ......             2,450           102,807
Bilfinger & Berger BAU ...             1,400            51,523
Brau Und Brunnen (b) .....               250            20,839
CKAG Colonia Konzern .....               800            67,593
Continental ..............             2,800            70,893
Daimler Benz .............            14,300         1,012,799
Degussa ..................             2,500           115,963
Deutsche Bank ............            14,150           907,494
Deutsche Telekom .........            60,000         1,216,331
Dresdner Bank ............            12,450           482,892


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                     Number
Description                                          of Shares      Market Value
-----------                                          ---------      ------------

GERMANY (CONTINUED)
Heidelberg Zement (b) .....................             1,485       $   116,206
Hochtief ..................................             2,600           107,627
Karstadt ..................................               300           104,281
Klockner Humb Deut ........................             1,800            12,248
Linde .....................................               300           186,958
Lufthansa .................................            10,800           205,160
Man .......................................               400           119,081
Mannesmann ................................             1,050           488,829
Merck KGaA ................................             4,550           165,642
Metro .....................................             6,960           319,683
Muenchener Ruckversicherungs-Gesellschaft .             2,000           624,894
Preussag ..................................               500           143,039
RWE .......................................             9,400           460,805
SAP .......................................             1,700           494,528
Schering ..................................             2,050           201,106
Siemens ...................................            16,000           939,495
Strabag (b) ...............................               100             6,589
Thyssen ...................................             1,100           261,979
Veba ......................................            14,000           831,982
Viag ......................................               800           406,555
Volkswagen ................................               800           453,643
                                                                     ----------
                                                                     14,676,025
                                                                     ----------

ITALY 3.2%
Assic Generali ............................            40,250           902,827
BCA Comm Italiana .........................            64,000           183,380
BCO Ambros Veneto .........................            25,000            81,907
BCO Ambros Veneto, Warrants expiring 1/2/98            25,000            84,020
Benetton Group ............................             8,220           124,664
Burgo Cartiere ............................             7,000            41,330
Credito Italiano ..........................           110,000           301,176
Edison ....................................            29,000           157,123
ENI .......................................           348,000         2,031,524


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                                    Number
Description                                                        of Shares      Market Value
-----------                                                        ---------      ------------
ITALY (CONTINUED)
Falck Acciaierie & Ferriere Lombarde .....................            5,000       $   21,736
Fiat .....................................................          146,700          423,738
Fiat Di Risp .............................................           32,400           51,388
Fiat Priv ................................................           49,700           76,238
Impregilo (b) ............................................           15,000           10,758
Instituto Bancario San Paolo .............................           38,500          318,909
Instituto Mobiliare Italiano .............................           27,750          289,939
Instituto Nazionale delle Assicurazioni ..................          184,000          320,591
Italcementi ..............................................           10,500           66,797
Italcementi Di Risp ......................................            7,000           17,910
Italgas ..................................................           30,000          115,741
Magneti Marelli ..........................................           22,500           36,663
Mediaset .................................................           52,500          259,224
Mediobanca Rinascente Risp, Warrants expiring 12/31/99 (b)            1,400              605
Mediobanca ...............................................           22,000          153,708
Montedison (b) ...........................................          125,000          103,325
Montedison Di Risp (b) ...................................           40,000           22,621
Olivetti & C. (b) ........................................          156,000           87,502
Parmalat Finanz (b) ......................................           70,000          101,096
Pirelli ..................................................           70,000          173,829
RAS ......................................................           13,000          120,965
Rinascente ...............................................           10,400           78,863
Rinascente, Warrants expiring 11/30/99 ...................            1,400            1,722
Sasib ....................................................            7,000           19,227
Sirti ....................................................           13,500           81,271
Snia BPD .................................................           30,000           29,869
Societa Assicuratrice Industriale ........................            6,000           60,779
Telecom Italia ...........................................          159,720          995,731
Telecom Italia Di Risp ...................................           43,779          172,576
Telecom Italia Mob .......................................          287,500        1,164,106
Telecom Italia Mob Di Risp ...............................           67,500          147,694

                                                                                  ----------
                                                                                   9,433,072
                                                                                  ----------


                       See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                   Number
Description                                        of Shares       Market Value
-----------                                        ---------       ------------
JAPAN 8.3%
Advantest .................................            1,800       $  124,537
Ajinomoto Co., Inc. .......................           24,000          218,139
Aoki Corp. (b) ............................           14,000            3,291
Aoyama Trading Co. ........................            1,900           48,384
Asahi Breweries ...........................           14,000          196,357
Asahi Chemical Industry Co. ...............           42,000          180,999
Asahi Glass Co. ...........................           40,000          255,436
Bank of Tokyo .............................          132,600        1,922,116
Bridgestone Corp. .........................           14,000          303,859
Canon, Inc. ...............................           17,000          410,264
Casio Computer Co. ........................            8,000           63,937
Chiba Bank ................................            4,000           15,608
Chugai Pharm Co. (b) ......................           14,000           87,209
Dai Nippon Printing .......................           16,000          317,179
Daiei, Inc. (b) ...........................           15,000           64,995
Daikin Industries .........................           14,000           73,606
Daiwa House Industries ....................           14,000          112,987
Denso Corp. ...............................           17,000          310,362
East Japan Railway ........................               82          372,654
Ebara Corp. ...............................            9,000          100,137
Fanuc .....................................            5,900          221,900
Fuji Photo Film Co. .......................            8,000          287,718
Fujitsu (b) ...............................           36,000          403,369
Furukawa Electric .........................           10,000           48,893
Hankyu Corp. ..............................           19,000           90,813
Hazama Corp. ..............................           14,000            8,337
Hitachi ...................................           69,000          489,285
Honda Motor Co. ...........................           18,000          651,597
Ito Yokado Co. ............................            9,000          406,190
Japan Air Lines Co. (b) ...................           43,000          133,759
Japan Energy Corp. ........................           35,000           52,380
Jusco Co. .................................            7,000          117,375
Kajima Corp. ..............................           28,000           92,145

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                 Number
Description                                      of Shares      Market Value
-----------                                      ---------      ------------
JAPAN (CONTINUED)
Kansai Electric Power ....................         18,600       $316,255
Kao Corp. ................................         25,000        333,007
Kawasaki Steel Corp. .....................         22,000         36,200
Kinki Nippon Railway .....................         33,000        182,809
Kirin Brewery Co. ........................         28,000        215,663
Komatsu ..................................         28,000        168,055
Kubota Corp. .............................         42,000        145,128
Kumagai Gumi Co. .........................         28,000         18,868
Kyocera Corp. ............................          4,200        202,719
Kyowa Hakko Kogyo ........................         14,000         70,206
Long-Term Credit Bank of Japan ...........         35,000         58,962
Marubeni Corp. ...........................         42,000        104,979
Marui Co. ................................          3,000         47,013
Matsushita Electric Industries ...........         42,000        654,887
Mitsubishi Chemical ......................         42,000         81,943
Mitsubishi Corp. .........................         39,000        304,360
Mitsubishi Electric Corp. ................         49,000        135,530
Mitsubishi Heavy Industries ..............         76,000        298,938
Mitsubishi Materials Corp. ...............         28,000         63,185
Mitsubishi Trust & Banking Corp. .........         37,000        492,850
Mitsui & Co. .............................         42,000        291,902
Mitsui Engineering & Ship Building Co. (b)         28,000         24,791
Mitsukoshi ...............................         15,000         42,311
Murata Manufacturing Co. .................          5,000        150,049
Mycal Corp. ..............................          9,000         74,045
NEC Corp. ................................         24,000        253,869
NGK Insulators ...........................         14,000        130,539
Nippon Express Co. .......................         11,000         57,575
Nippon Fire & Marine Insurance ...........         14,000         43,330
Nippon Light Metal .......................         13,000         24,549
Nippon Meat Packer .......................         14,000        183,193
Nippon Oil Co. ...........................         40,000        139,471
Nippon Steel Corp. .......................        155,000        286,621

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                     Number
Description                                          of Shares     Market Value
-----------                                          ---------     ------------
JAPAN (CONTINUED)
Nippon Telegraph & Telephone Corp. ........              209       $1,719,491
Nippon Yusen Kabushiki Kaisha .............           42,000          128,674
Nissan Fire & Marine Insurance ............              350            1,316
Nissan Motor Co. ..........................           53,000          230,480
NKK Corp. .................................           81,000           81,873
Odakyu Electric Railway ...................           16,000           77,101
Oji Paper Co. .............................           28,000          116,498
Osaka Gas Co. .............................           62,000          138,453
Penta Ocean Construction ..................           14,000           24,243
Pioneer Electronic ........................            4,000           69,579
Rohm Co. ..................................            1,000           98,727
Sakura Bank ...............................           97,000          338,977
Sankyo Co .................................           11,000          350,793
Sanwa Bank ................................           46,000          504,603
Sanyo Electric Co. ........................           42,000          118,472
Secom Co. .................................            3,000          188,051
Sega Enterprises ..........................            2,700           60,082
Sekisui House .............................           14,000          100,701
Sharp Corp. ...............................           28,000          187,361
Shimano, Inc. .............................            4,000           91,518
Shimizu Corp. .............................           20,000           64,251
Shin Etsu Chemical Co. ....................            6,000          142,449
Shiseido Co. ..............................            6,000           81,332
Showa Denko K.K. (b) ......................           28,000           41,465
Softbank Corp. ............................              700           12,615
Sony Corp. ................................            6,400          546,601
Sumitomo Chemical .........................           56,000          186,484
Sumitomo Corp. ............................           28,000          176,611
Sumitomo Electric Industries ..............           19,000          254,574
Sumitomo Forestry .........................            6,000           40,431
Sumitomo Metal Industries .................           50,000          101,861
Sumitomo Metal Mining Co. .................           13,000           51,745
Sumitomo Osaka Cement Co. .................           14,000           26,656


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                     Number
Description                                          of Shares    Market Value
-----------                                          ---------    ------------
JAPAN (CONTINUED)
Taisei Corp. ..............................            20,000       $    64,721
Taisho Pharmacy Co. .......................             8,000           200,588
Takeda Chemical Industries ................            17,000           496,846
Teijin ....................................            28,000            73,497
Tobu Railway Co. ..........................            19,000            66,249
Tohoku Electric Power .....................            10,000           151,224
Tokyu Corp. ...............................            23,000            98,217
Tokyo Electric Power ......................            25,900           464,729
Tokyo Electron ............................             2,000            76,631
Tokyo Gas Co. .............................            56,000           133,830
Tokyo Marine & Fire Insurance Co. .........            42,000           398,198
Toppan Printing Co. .......................            19,000           257,551
Toray Industries, Inc. ....................            42,000           190,872
Toto ......................................            14,000           128,345
Toyobo Co. ................................            28,000            42,782
Toyota Motor Corp. ........................            61,000         1,758,903
Ube Industries ............................            28,000            50,460
                                                                     ----------
                                                                     24,827,330
                                                                     ----------

NETHERLANDS 1.5%
ABN Amro Holdings .........................            19,362           369,255
Ahold Koninklijke .........................             7,108           189,566
Akzo Nobel ................................             1,100           193,509
Elsevier ..................................             9,900           167,383
Getronics .................................             1,200            41,242
Heineken ..................................               700           118,528
ING Groep NV ..............................            11,207           455,656
KLM Royal Dutch Air Lines .................             1,316            47,348
Koninklijke KNP BT ........................             1,500            32,381
Koninklijke Nedlloyd ......................               400             9,198
Koninklijke PTT Nederland .................             6,660           267,432
OCE .......................................               303            34,534
Philips Electronic ........................             4,800           317,134
Royal Dutch Petroleum Co. .................            29,200         1,520,757


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                     Number
Description                                          of Shares     Market Value
-----------                                          ---------     ------------
NETHERLANDS (CONTINUED)
Stork .....................................              500       $   18,316
Unilever ..................................            8,800          511,890
Wolters Kluwer ............................            1,010          133,714
                                                                    ---------
                                                                    4,427,843
                                                                    ---------

NORWAY 0.5%
Aker RGI ..................................            3,200           56,512
Bergesen, Series A ........................            2,800           71,836
Bergesen, Series B ........................            1,200           30,370
Christiania Bank ..........................           27,000           97,241
Dyno Industrier ...........................            1,500           28,993
Elkem .....................................            2,600           36,877
Hafslund ..................................            4,800           28,701
Helikopter Services Group .................            1,000           11,402
Kvaerner ..................................            2,000           98,729
Leif Hoegh & Co. ..........................            1,600           31,371
Ncl Holdings (b) ..........................            6,600           24,688
Norsk Hydro ...............................           11,300          582,175
Norske Skogsindustrier ....................            1,500           45,888
Orkla .....................................            2,300          198,292
Petroleum Geo-Services (b) ................            1,600          103,012
Storebrand (b) ............................           14,000           95,197
Unitor ....................................            1,000           12,932
                                                                    ---------
                                                                    1,554,216
                                                                    ---------

PORTUGAL 1.0%
Banco Comercial Portugues .................           15,000          316,315
Banco Espirito Santo E Comercial ..........            7,900          222,226
Banco Totta E Acores ......................            5,700          107,547
Bpi Soc Gestora ...........................            7,600          168,912
Cimpor-Cimentos de Portugal ...............            8,000          202,619
CIN Corp Ind Norte ........................              400           24,839
Corticeira Amorim .........................            1,500           17,064
Elec De Portugal (b) ......................           35,200          636,218
INAPA Investimentos Participacoese Gestao .              500           16,648

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                                  Number
Description                                                       of Shares      Market Value
-----------                                                       ---------      ------------
PORTUGAL (CONTINUED)
Jeronimo Martins ........................................            2,300       $   72,689
Jeronimo Martins, Common Rights callable through 12/31/97            2,300           72,689
Portucel Industrial Empressa Productora de Celulose .....            8,600           55,265
Portugal Telecom ........................................           22,000        1,013,319
Soares Da Costa (b) .....................................            1,100            8,546
Sonae Investimentos .....................................            4,000          149,501
UNICER-Uniao Cervejeira .................................            1,000           15,649
                                                                                  ---------
                                                                                  3,100,046
                                                                                  ---------

SPAIN 2.1%
Acerinox ................................................              500           78,130
Aguas De Barcelona ......................................            1,721           69,845
Argentaria, SA ..........................................            5,120          317,618
Autopistas Cesa .........................................            8,610          114,908
BCO Bilbao Vizcaya ......................................           27,300          824,804
BCO Central Hispan ......................................           13,200          253,182
BCO Santander ...........................................           19,500          589,800
Corp Fin Alba ...........................................              600           64,784
Corp Mapfre .............................................            1,100           53,705
Dragados Y Construction .................................            2,300           48,897
Ebro Agricolas ..........................................            2,000           34,605
Emp Nac Electricid (b) ..................................           41,600          782,563
Empresa Nacl Celul ......................................              900           14,607
Ercros (b) ..............................................            6,900            7,034
Fom Const Y Contra ......................................            2,400           95,285
Gas Natural SDG .........................................            6,000          296,962
Iberdrola ...............................................           37,700          481,648
Metrovacesa .............................................              945           40,751
Portland Valderriv ......................................              300           24,445
Repsol ..................................................           12,200          527,731
Tabacalera, Class A .....................................            1,500          114,681
Telefonica De Espana ....................................           38,000        1,095,835
Union Electrica Fenosa ..................................           11,800          118,309


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                       Number
Description                                            of Shares    Market Value
-----------                                            ---------    ------------
SPAIN (CONTINUED)
Uralita ....................................            2,100       $   24,435
Vallehermoso ...............................            1,700           49,879
Viscofan Envoltura .........................              900           22,212
Zardoya Otis ...............................              400           46,543
                                                                     ---------
                                                                     6,193,198
                                                                     ---------

SWEDEN 2.0%
ABB, Class A ...............................           32,000          408,211
AGA, Class A ...............................            2,700           36,016
AGA, Class B ...............................            4,700           59,043
Astra, Class A .............................           60,000        1,041,248
Atlas Copco, Class A .......................            7,400          227,132
Electrolux, Class B ........................            2,900          228,349
Ericsson Telefonaktiebolaget LM, Class B (b)           36,800        1,501,263
Esselte, Class A ...........................            1,500           29,139
Granges (b) ................................            1,450           23,098
Hennes & Mauritz, Class B ..................            8,000          369,876
Securitas, Class B .........................            3,600          108,166
Skandia Foersaekrings ......................            4,600          242,466
Skandinaviska Enskilda Banken, Class A .....           21,100          248,669
Skanska, Class B ...........................            4,900          201,800
SKF, Class B ...............................            4,800          112,517
Stora Kopparbergs, Class A .................           12,200          161,950
Svenska Cellulosa, Class B .................            7,500          164,638
Svenska Handelsbkn, Class A (b) ............            8,200          288,856
Swedish Match ..............................           18,800           63,547
Trelleborg, Class B ........................            5,300           74,131
Volvo, Class B .............................           15,600          416,189
                                                                     ---------
                                                                     6,006,304
                                                                     ---------

SWITZERLAND 3.5%
ABB ........................................              250          332,620
Adecco .....................................              450          132,557
Alusuisse-Lonza Holding ....................              140          128,531


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                       Number
Description                            of Shares   Market Value
-----------                            ---------   ------------
Switzerland (Continued)
Credit Suisse Group .......             6,000       $   877,402
Georg Fischer .............                30            41,240
Holderbk Fn Glarus ........               170           148,205
Nestle ....................               970         1,427,311
Novartis (b) ..............             1,566         2,501,998
Roche Holdings Bearer .....                40           608,781
Roche Holdings Genusscheine               171         1,530,341
Sairgroup (b) .............                90           117,471
SGS Holdings ..............                45            84,079
SMH .......................               130            71,027
Sulzer ....................               100            66,068
Swiss Bank Corp. (b) ......             1,860           534,205
Swiss Reinsurance .........               350           571,714
Ubs Schw Bkgesell (b) .....               570           144,519
Union Bank of Switzerland .               510           649,215
Valora Holding ............               170            35,769
Zurich Versicherun ........             1,170           492,355
                                                     ----------
                                                     10,495,408
                                                     ----------

UNITED KINGDOM 9.3%
Abbey National ............            34,200           545,836
Arjo Wiggins Apple ........            17,050            48,665
Associated British Foods ..            12,225           112,628
B.A.T Industries ..........            75,625           679,487
Barclays ..................            41,500         1,000,877
Bass ......................            26,825           385,091
BG ........................            94,720           454,323
BG, Class B (b) ...........           107,350            52,578
BICC ......................            17,050            44,345
Blue Circle Industiries ...            31,725           182,173
BOC Group .................            17,050           272,120
Boots Co. .................            26,825           394,151
BPB .......................            17,050            97,330
British Aerospace .........            12,225           333,653



                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                     Number
Description                          of Shares     Market Value
-----------                          ---------     ------------
UNITED KINGDOM (CONTINUED)
British Airways ............           29,275       $  265,507
British Petroleum ..........          140,163        1,917,444
British Sky Broadcast ......           39,025          290,001
British Steel ..............           48,800          113,943
British Telecommunications .          141,550        1,092,522
BTR ........................          102,500          355,746
Burmah Castrol .............            7,300          122,920
Cable & Wireless ...........           61,025          554,491
Cadbury Schweppes ..........           26,825          278,624
Caradon ....................           19,170           60,544
Centrica (b) ...............          107,350          155,921
Coats Viyella ..............           21,975           38,227
Commercial Union ...........           17,050          234,685
Courtaulds .................           12,225           56,366
De Lousiana Rue ............            2,450           16,551
EMI Group ..................           12,860           96,868
General Electric ...........           70,775          460,796
GKN ........................           14,600          317,348
Glaxo Wellcome .............           78,075        1,714,192
Granada Group ..............           17,050          243,900
Grand Metropolitan .........           44,700          406,912
Great University Stores ....           29,275          343,626
Guardian Royal Exchange ....           19,525           93,981
Guinness ...................           44,800          406,309
Hanson .....................           14,675           74,726
Harrison & Crosfield .......           31,725           63,493
HSBC Holdings (ADR) ........           53,700        1,308,714
Imperial Chemical Industries           21,975          325,115
Ladbroke Group .............           29,275          133,001
Land Securities ............           19,525          317,557
Lasmo ......................           19,525           86,726
Legal & General Group ......           29,275          249,685
Lloyds TSB Group ...........          134,175        1,529,606


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                     Number
Description                          of Shares    Market Value
-----------                          ---------    ------------
UNITED KINGDOM (CONTINUED)
Lonrho ...................           19,525       $   30,338
Marks & Spencer ..........           85,375          878,117
MEPC .....................           14,675          132,350
National Power ...........           34,200          326,635
North West Water (b) .....           17,050          219,136
P & O Finance (b) ........           19,525          211,375
Pilkington ...............           36,575           79,685
Prudential Corp. .........           48,800          525,029
Rank Group ...............           21,975          128,227
Redland ..................           14,675           84,516
Reed International .......           33,725          359,121
Reuters Holdings .........           41,500          468,197
Rexam ....................           14,675           71,875
Rio Tinto ................           29,275          353,514
RMC Group ................            7,300          110,468
Royal Bank Scot Group ....           12,225          140,605
Royal Sun Alliance .......           34,200          307,863
Safeway ..................           21,975          120,248
Sainsbury J Finance ......           39,025          320,979
Schroders ................            4,850          139,741
Scottish Power ...........           24,425          198,007
Sears ....................           48,800           40,385
Sedgwick Group ...........           14,675           30,981
Slough Estates ...........           12,225           71,335
Smithkline Beecham .......          127,975        1,188,754
Southern Electric ........           12,225           92,704
Tarmac ...................           34,200           66,424
Taylor Woodrow ...........           19,525           57,708
Tesco ....................           46,325          374,370
Thames Water .............           17,050          256,850
Thorn ....................           11,892           30,026
TI Group .................           12,225           98,795

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                   Number
Description                                        of Shares    Market Value
-----------                                        ---------    ------------
UNITED KINGDOM (CONTINUED)
Unilever ..............................            70,750       $   557,718
Vodafone Group ........................            80,525           538,555
Zeneca Group ..........................            21,975           701,447
                                                                 ----------
                                                                 27,642,190
                                                                 ----------

UNITED STATES 38.9%
Abbott Laboratories, Inc. .............             6,000           390,000
AccuStaff, Inc. (b) ...................             2,600            76,863
Adobe Systems, Inc. ...................             3,300           138,600
Advanced Fibre Communications, Inc. (b)             2,200            56,925
AGCO Corp. ............................             2,600            71,175
Air Express International Corp. .......             2,400            68,850
Air Products & Chemicals, Inc. ........               900            69,019
Airborne Freight Corp. ................             1,400            89,163
ALBANK Financial Corp. ................             1,800            83,250
Albertsons, Inc. ......................             5,000           221,875
Alcan Aluminum ........................               600            16,163
Allegheny Teldyne, Inc. ...............               200             5,150
Allen Telecom, Inc. (b) ...............             1,700            34,531
Allergan, Inc. ........................             2,900            98,238
Allied Waste Industries, Inc. (b) .....             3,400            74,375
AlliedSignal, Inc. ....................             6,800           252,450
Allstate Corp. ........................             6,300           541,012
Alltel Corp. ..........................             5,600           222,600
Aluminum Company of America ...........               100             6,725
ALZA Corp. (b) ........................             3,000            80,063
AMBAC, Inc. ...........................             2,700           108,337
American Bankers Insurance Group, Inc.              2,000            81,000
American Express Co. ..................             5,800           457,475
American General Corp. ................             1,300            70,038
American Greetings Corp. ..............            10,000           367,500
American Home Products Corp. ..........             9,700           677,787
American International Group, Inc. ....             6,600           665,362

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                                       Number
Description                                                            of Shares   Market Value
-----------                                                            ---------   ------------
UNITED STATES (CONTINUED)
American Power Conversion Corp. (b) .......................            2,000       $   60,750
American Stores Co. .......................................            5,600          110,950
Ameritech Corp. ...........................................            5,200          400,725
Amoco Corp. ...............................................            5,400          486,000
AMP, Inc. .................................................            3,200          139,000
AMR Corp. (b) .............................................              700           84,831
AMRESCO, Inc. (b) .........................................            1,900           53,200
Andrew Corp. (b) ..........................................            3,600           95,400
Anheuser Busch Cos., Inc. .................................            7,100          306,631
Apple Computer (b) ........................................            3,300           58,575
Applied Materials, Inc. (b) ...............................            9,600          316,800
AptarGroup, Inc. ..........................................            1,800          102,600
Armstrong World Industries, Inc. ..........................            2,200          151,662
Arvin Industries, Inc. ....................................            2,300           79,350
ASARCO, Inc. ..............................................            3,500           87,063
Ashland, Inc. .............................................            3,500          163,406
Associated Banc-Corp ......................................            1,900           94,525
Astoria Financial Corp. ...................................            2,300          126,787
AT&T Corp. ................................................           18,900        1,056,037
Atlantic Richfield Co. ....................................            1,600          130,400
Atmel Corp. (b) ...........................................            3,700           83,019
Automatic Data Processing, Inc. ...........................            4,600          258,750
Avery Dennison Corp. ......................................              900           37,688
Avnet, Inc. ...............................................            3,200          212,000
Avon Products, Inc. .......................................            2,600          150,312
AVX Corp. .................................................            2,400           64,650
Baker Hughes, Inc. ........................................            2,300           96,313
Baldor Electric Co., Common Rights Callable Through 5/25/98            3,600          111,375
Ballard Medical Products ..................................            3,000           69,188
BancOne Corp. .............................................            6,000          308,250
Bank of New York, Inc. ....................................            5,400          290,250
BankAmerica Corp. .........................................           10,400          759,200
BankBoston Corp. ..........................................            3,600          320,850


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                                          Number
Description                                                               of Shares   Market Value
UNITED STATES (CONTINUED)
Bankers Trust New York Corp. .................................            1,300       $  154,131
Bard (C.R.), Inc. ............................................            6,100          182,619
Barnes & Noble, Inc. (b) .....................................            3,800          117,562
Bausch & Lomb, Inc. ..........................................            5,100          202,087
Baxter International, Inc. ...................................            3,000          151,875
Becton, Dickinson & Co. ......................................           10,100          520,781
Belden, Inc. .................................................            2,200           72,875
Bell Atlantic Corp. ..........................................            7,700          687,225
BellSouth Corp. ..............................................           11,000          602,250
Belo (A.H.) Corp. ............................................            2,600          128,212
Bemis, Inc. ..................................................            1,200           50,550
Beneficial Corp. .............................................            1,500          116,437
Bergen Brunswig Corp., Class A ...............................            1,900           81,581
Berkley (W.R.) Corp. .........................................            2,600          108,225
Betz Dearborn, Inc., Common Rights Callable through 9/19/98 ..            1,900          115,662
Beverly Enterprises, Inc. (b) ................................            4,100           69,700
Biogen, Inc. (b) .............................................            2,600           91,000
Biomet, Inc. (b) .............................................            3,400           81,175
Birmingham Steel Corp. .......................................            8,100          124,031
BISYS Group, Inc. (b) ........................................            3,900          124,800
Black Box Corp. (b) ..........................................            2,100           74,813
Blanch (E.W.) Holdings, Inc. .................................            3,600          124,425
BMC Industries, Inc. .........................................            3,600           66,825
Bob Evans Farms, Inc. ........................................            5,600          112,000
Boeing Co. ...................................................            5,600          297,500
Boise Cascade Corp. ..........................................            2,400           80,850
Borders Group, Inc. (b) ......................................            1,900           54,269
Bowater, Inc. ................................................            1,800           80,775
Briggs & Stratton Corp., Common Rights Callable Through 1/5/00            3,900          199,387
Bristol-Myers Squibb Co. .....................................           11,700        1,095,412
Brown-Forman Corp., Class B ..................................            2,900          148,987
Browning Ferris Industries, Inc. .............................            2,500           89,219

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                 Number
Description                                      of Shares  Market Value
-----------                                      ---------  ------------

UNITED STATES (CONTINUED)
Burlington Northern Santa Fe Corp. ....          2,800       $256,200
Burlington Resources, Inc. ............          1,700         75,650
CalEnergy, Inc. (b) ...................          2,600         86,450
Callaway Golf Co. .....................          3,200        102,000
Cambridge Technology Partners, Inc. (b)          2,400         93,300
Camco International, Inc. .............          1,600        100,400
Campbell Soup Co. .....................          3,200        179,200
Capital Re Corp. ......................          1,600         89,700
Catalina Marketing Corp. (b) ..........          1,300         60,125
Caterpillar, Inc. .....................          6,400        306,800
Centocor, Inc. (b) ....................          2,200         95,700
Central & South West Corp. ............          6,800        170,000
Central Fidelity Banks, Inc. ..........          2,600        125,287
Central Louisiana Electric Co. ........          2,000         58,125
Central Newspapers, Inc., Class A .....          1,300         89,375
Centura Banks, Inc. ...................          2,100        124,162
Century Telephone Enterprises, Inc. ...          2,200        101,338
Chancellor Media Corp. (b) ............          1,600         96,100
Charter One Financial, Inc. ...........          1,900        112,575
Chase Manhattan Corp. .................          6,600        716,925
Chevron Corp. .........................          7,500        601,406
Chittenden Corp. ......................          1,600         70,600
Choice Hotels, Inc. (b) ...............          4,300         74,981
Chrysler Corp. ........................         11,000        377,437
Chubb Corp. ...........................          2,100        148,969
CIGNA Corp. ...........................          2,200        367,950
Cincinnati Milacron, Inc. .............          7,000        206,937
CIPSCO, Inc. ..........................          2,700        108,169
Circus Circus Enterprises, Inc. (b) ...          4,400         90,750
Cisco Systems, Inc. (b) ...............          2,500        215,625
Citicorp ..............................          6,200        743,612
CKE Restaurants, Inc. .................          2,200         82,638
Clayton Homes, Inc. ...................          5,500         90,406


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                 Number
Description                                      of Shares   Market Value
-----------                                      ---------   ------------
UNITED STATES (CONTINUED)
Clorox Co. ............................            2,100       $  163,012
CMAC Investment Corp. .................            1,600           83,100
CNF Transportation, Inc. ..............            1,800           78,300
Coast Savings Financial, Inc. (b) .....            1,600           96,000
Coastal Corp. .........................              900           52,706
Coca-Cola Co. .........................           27,800        1,737,500
Colgate-Palmolive Co. .................            1,200           80,175
Columbia / HCA Healthcare Corp. .......           17,800          525,100
Comdisco, Inc. ........................            2,200           64,350
Comerica, Inc. ........................            3,600          306,675
Commercial Metals Co. .................            3,100          102,106
COMNET Cellular, Inc. (b) .............            3,100          109,469
Compaq Computer Corp. (b) .............            8,100          505,744
Compass Bancshares, Inc. ..............            2,000           80,000
CompUSA, Inc. (b) .....................            2,700           98,719
Computer Associates International, Inc.            8,700          452,944
Computer Management Sciences, Inc. (b)             3,300           53,625
ConAgra, Inc. .........................            2,000           71,875
Concord EFS, Inc. (b) .................            2,700           68,850
Consolidated Edison Co. ...............            4,300          162,325
Consolidated Natural Gas Co. ..........              800           48,300
Consolidated Papers, Inc. .............            1,800           96,975
Consolidated Stores Corp. (b) .........            2,600          126,425
Continental Airlines, Inc., Class B (b)            1,900           86,569
Cooper Cameron Corp. (b) ..............            1,400           85,313
Cooper Industries, Inc. ...............            2,500          129,063
Cooper Tire & Rubber Co. ..............            7,100          158,862
Coors (Adolph) Co. ....................            1,800           64,800
CoreStates Financial Corp. ............            1,700          131,431
Corporate Express, Inc. (b) ...........            3,300           51,563
Countrywide Credit Industries, Inc. ...            3,500          143,281
Covance, Inc. (b) .....................            3,800           68,875
CPC International, Inc. ...............            4,100          423,837

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                                             Number
Description                                                  of Shares    Market Value
-----------                                                  ---------    ------------
UNITED STATES (CONTINUED)
Crescendo Pharmaceuticals Corp., Class A (b) .......            100       $  1,144
Crompton & Knowles Corp. ...........................          3,800        100,700
Crown Cork & Seal Co., Inc. ........................            100          4,881
CSX Corp. ..........................................          4,700        245,869
Cyprus Amax Minerals Co. ...........................          2,900         53,106
Cytec Industries, Inc. (b) .........................          2,100         96,075
Dallas Semiconductor Corp. .........................          2,500        122,187
Dana Corp. .........................................            800         37,400
Danaher Corp. ......................................          2,600        152,750
Darden Restaurants, Inc. ...........................          8,600        102,125
Dayton Hudson Corp. ................................          4,300        285,681
Dean Foods Co. .....................................          2,600        138,125
Deere & Co. ........................................          4,700        257,619
Dell Computer Corp. (b) ............................          2,200        185,212
Delta Air Lines, Inc. ..............................          2,600        289,737
Deluxe Corp., Common Rights Callable Through 2/22/98          7,300        257,781
Deposit Guaranty Corp. .............................          2,200        106,150
Digital Equipment Corp. (b) ........................          3,000        147,750
Dime Bancorp, Inc. .................................          4,500        109,125
Donnelley (R.R.) & Sons Co. ........................          1,800         63,450
Doubletree Corp. (b) ...............................          1,900         83,481
Dow Chemical Co. ...................................          2,500        246,875
Dress Barn (b) .....................................          3,100         79,825
Dresser Industries, Inc. ...........................          2,200         82,225
DTE Energy Co. .....................................            600         19,688
Du Pont (E. I.) de Nemours & Co. ...................         15,300        926,606
Dun & Bradstreet Corp. .............................         11,100        310,800
Dura Pharmaceuticals, Inc. (b) .....................          1,800         78,975
Eastern Enterprises ................................          6,500        261,625
Eastman Chemical Co. ...............................          1,500         90,563
Eastman Kodak Co. ..................................          5,100        309,188
Echlin, Inc. .......................................          2,600         82,388
Ecolab, Inc. .......................................          2,500        127,500


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                                           Number
Description                                                                of Shares     Market Value
-----------                                                                ---------     ------------
UNITED STATES (CONTINUED)
Edison International ............................................              900       $   24,131
EG & G, Inc. ....................................................            5,500          107,937
Electronic Arts (b) .............................................            2,300           77,050
Eletronics for Imaging, Inc. (b) ................................            2,100          101,325
EMC Corp. (b) ...................................................            4,100          124,281
Emerson Electric Co. ............................................            2,900          159,500
Enova Corp. .....................................................            6,200          161,200
Enron Corp. .....................................................            2,500           96,875
Entergy Corp. ...................................................           29,100          756,600
Etec Systems, Inc. (b) ..........................................            1,300           59,475
Exxon Corp. .....................................................           20,700        1,262,700
Falcon Drilling, Inc. (b) .......................................            2,200           70,950
Family Dollar Stores, Inc. ......................................            3,000           83,063
Fastenal Co. ....................................................            1,800           95,400
Federal Express Corp. (b) .......................................              800           53,650
Federal Home Loan Mortgage Corp. ................................            2,800          115,500
Federal National Mortgage Association ...........................           11,400          602,062
Federal Signal Corp. ............................................            2,700           58,725
FINOVA Group, Inc. ..............................................            2,300          108,387
First American Corp-Tennessee ...................................            2,700          133,650
First Chicago NBD Corp. .........................................            4,600          359,950
First Commerce Corp. ............................................            1,600          102,600
First Commercial Corp., Common Rights Callable Through 9/28/00 ..            3,000          153,375
First Hawaiian, Inc. ............................................            2,000           76,000
First Midwest Bancorp, Inc. (b) .................................            2,700          106,312
First Security Corp. ............................................            2,900           98,238
First Union Corp. ...............................................           11,000          536,250
First Virginia Banks, Inc., Common Rights Callable Through 8/8/98            3,500          167,344
FirstMerit Corp. ................................................            1,400           37,100
Fiserv, Inc. (b) ................................................            2,700          130,950
Fleet Financial Group, Inc. .....................................            4,100          270,856
Fleetwood Enterprises, Inc. .....................................              100            3,569
Fleming Cos., Inc. ..............................................            3,900           64,838

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                  Number
Description                                       of Shares    Market Value
-----------                                       ---------    ------------
UNITED STATES (CONTINUED)
Fluor Corp. ...........................            2,500       $   89,844
FMC Corp. (b) .........................            1,400          102,287
Ford Motor Co. ........................           18,200          782,600
Forest Labs, Inc. (b) .................            2,500          111,875
Fort James Corp. ......................              100            3,913
Fortune Brands, Inc. ..................            3,600          130,275
Freeport-McMoran Copper & Gold, Class B            1,700           35,594
Fruit of the Loom, Inc. (b) ...........            3,600           83,925
Gannett, Inc. .........................            2,500          145,156
Gap, Inc. .............................            2,200          118,113
Gaylord Entertainment Co. .............              900           27,506
General Dynamics Corp. ................              400           34,650
General Electric Co. ..................           34,800        2,566,500
General Mills, Inc. ...................            2,200          162,800
General Motors Corp. ..................            9,900          603,900
General Reinsurance Corp. (b) .........              800          158,800
General Signal Corp. ..................            3,000          122,437
Genesis Health Ventures, Inc. (b) .....            1,300           31,525
Genzyme Corp. .........................            2,600           69,713
Giant Foods, Inc., Class A ............            3,600          121,500
Goodrich (B.F.) Co. ...................            4,100          182,450
Goodyear Tire & Rubber Co. ............            1,600           97,100
GPU, Inc. .............................            1,300           51,350
Great Atlantic & Pacific Tea, Inc. ....            6,700          206,862
Green Tree Financial Corp. ............            4,100          125,563
GTE Corp. .............................           12,500          632,031
GTECH Holdings Corp. (b) ..............            1,500           48,281
Gulfstream Aerospace Corp. (b) ........            3,900          114,562
H & R Block, Inc. .....................            1,600           65,600
Halliburton Co. .......................            1,200           64,725
Hanna (M.A.) Co. ......................            3,400           83,938
Hannaford Brothers Co. ................            2,900          116,544
Harland (John H.) Co. .................            4,700           97,231

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                     Number
Description                                          of Shares   Market Value
-----------                                          ---------   ------------
UNITED STATES (CONTINUED)
Harleysville Group, Inc. ................            4,900       $  113,312
Harman International Industries, Inc. ...            1,800           91,125
Harnischfeger Industries, Inc. ..........            1,800           68,738
Harrahs Entertainment, Inc. (b) .........            3,600           72,225
Harris Corp. ............................            9,100          431,681
Harsco Corp. ............................            3,900          154,537
Harte-Hanks Communications ..............            2,600           89,700
Hartford Financial Services Group, Inc. .            5,300          443,875
Heinz (H. J.) & Co. .....................            3,000          150,188
Hercules, Inc. ..........................            6,700          325,369
Hershey Foods Corp. .....................            2,100          128,887
Hewlett-Packard Co. .....................           16,400        1,001,425
Hibernia Corp., Class A .................            7,200          130,500
Hilton Hotels Corp. .....................            2,500           77,813
Home Depot, Inc. ........................            9,600          537,000
Honeywell, Inc. .........................            1,700          111,350
Hong Kong Land Hld Usd ..................           12,596           27,710
Houston Industries, Inc. ................            2,500           59,219
Huntington Bancshares, Inc. .............            1,800           61,200
Illinois Central Corp. ..................            1,900           68,519
IMCO Recycling, Inc. ....................            3,000           47,250
Imperial Credit Mortgage Holdings, Inc. .            6,750          119,391
Ingersoll-Rand Co. ......................            2,600          106,275
INMC Mortgage Holdings, Inc. ............            3,400           77,138
Integrated Health Services, Inc. ........            2,200           66,963
Intel Corp. .............................           19,900        1,544,737
Interim Services, Inc. (b) ..............            3,700          104,756
International Business Machines Corp. ...           12,900        1,413,356
International Flavours & Fragrances, Inc.            3,000          144,562
International Game Technology ...........            3,400           85,000
International Rectifier Corp. (b) .......            3,700           52,263
Interpublic Group of Cos., Inc. .........              800           38,350
Interstate Bakeries Corp. ...............            2,900          100,231

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                               Number
Description                                                    of Shares     Market Value
-----------                                                    ---------     ------------
UNITED STATES (CONTINUED)
Invacare Corp. ......................................            3,000       $   69,375
Iomega Corp. (b) ....................................            3,100          101,912
Ionics, Inc. (b) ....................................            2,400           88,500
ITT Industries, Inc. ................................            6,300          200,025
Jacobs Engineering Group, Inc. (b) ..................            1,900           50,231
Jefferson-Pilot Corp. ...............................              700           53,419
Johns Manville Corp. ................................            4,300           47,031
Johnson & Johnson, Inc. .............................           15,100          950,356
Johnson Controls, Inc. ..............................            5,300          242,806
Jones Apparel Group, Inc. (b) .......................            1,600           78,000
Jostens, Inc., Common Rights Callable Through 8/19/98            3,800           91,200
JP Morgan & Co., Inc. ...............................            1,600          182,700
KN Energy, Inc. .....................................            2,500          116,875
Kansas City Southern Industries, Inc. ...............            4,500          138,937
Kemet Corp. (b) .....................................            2,500           59,063
Kennametal, Inc. ....................................            2,100          110,644
Kent Electronics Corp. (b) ..........................            2,400           80,400
Kerr-McGee Corp. ....................................              300           19,894
Keycorp .............................................            5,200          350,675
Keyspan Energy Corp. ................................            1,400           46,638
Kimball International, Inc., Class B ................            2,300           92,144
Kimberly-Clark Corp. ................................            6,700          348,819
King World Productions, Inc. ........................            2,500          135,937
KLA-Tencor Corp. (b) ................................            2,700          104,625
Knight-Ridder, Inc. .................................              500           25,063
Komag, Inc. (b) .....................................            3,000           60,188
Latin American Discovery Fund, Inc. (c) .............          249,100        3,938,894
LCI International, Inc. (b) .........................            2,200           60,638
Lear Corp. (b) ......................................            2,100           98,306
Lexmark International Group, Inc., Class A (b) ......            2,700           86,063
LG & E Energy Corp. .................................            4,000           89,500
Liberty Financial Cos., Inc. ........................            1,600           86,700
Lilly (Eli) & Co. (b) ...............................            6,800          428,825

                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                              Number
Description                                   of Shares    Market Value
-----------                                   ---------    ------------
UNITED STATES (CONTINUED)
Limited, Inc. .....................            3,600       $   86,625
Lincoln National Corp. ............            2,900          206,987
Littelfuse, Inc. (b) ..............            2,200           60,775
Lockheed Martin Corp. .............            4,100          400,006
Loews Corp. .......................            4,500          477,562
Long Island Lighting Co. ..........            2,900           78,300
Longs Drug Stores Corp. ...........              800           23,400
Louisiana-Pacific Corp. ...........            2,400           48,450
Lowe's Cos., Inc. .................            5,900          271,031
Lubrizol Corp. ....................            2,400           93,600
Lucent Technologies, Inc. .........            2,000          160,250
MacFrugals Bargains Close Outs (b)             2,500          107,187
Magna Group, Inc. .................            3,100          124,000
Mallinckrodt, Inc. ................            5,800          214,600
Manor Care, Inc. ..................           14,500          511,125
Markel Corp. (b) ..................              700          107,800
Marriot International, Inc. .......              700           50,706
Martin Marietta Materials, Inc. ...            2,400           83,100
May Department Stores Co. .........            4,600          247,250
Maytag Corp. ......................            2,600           84,013
MBIA, Inc. ........................            2,200          138,325
MBNA Corp. ........................            3,900          103,594
McClatchy Newspapers, Inc., Class A            3,600          103,500
McCormick & Co., Inc. .............            4,200          111,300
McDonalds Corp. ...................            8,400          407,400
McGraw Hill, Inc. .................              500           34,219
MCN Corp. .........................            3,500          133,656
Medical Assurance, Inc. (b) .......            3,600          102,375
Medtronic, Inc. ...................            2,500          119,375
Mellon Bank Corp. .................            3,000          170,062
Mercantile Stores, Inc. ...........              900           58,163
Merck & Co., Inc. .................           13,300        1,257,681
Meredith Corp. ....................            2,300           80,213


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                     Number
Description                                          of Shares    Market Value
-----------                                          ---------    ------------
UNITED STATES (CONTINUED)
Meritor Automotive, Inc. .................                1       $       21
Merrill Lynch & Co., Inc. ................            7,400          519,387
Meyer (Fred), Inc. (b) ...................            2,700           91,463
Microchip Technology, Inc. (b) ...........            2,300           80,500
Microsoft Corp. (b) ......................           12,900        1,825,350
Millennium Chemicals, Inc. ...............            4,100           94,300
Miller (Herman), Inc. ....................            1,800           91,350
Millipore Corp. ..........................            2,400           93,000
Minerals Technologies, Inc. ..............            1,600           70,000
Minnesota Mining & Manufacturing Co. .....            2,800          272,825
Mobil Corp. ..............................           10,900          784,119
Molex, Inc. ..............................            2,700          102,769
Monsanto Co. .............................            2,800          122,325
Montana Power Co. ........................            3,400           93,075
Morgan Stanley Asia Pacific Fund, Inc. (c)          124,800          928,200
Morton International, Inc. ...............            2,900           98,781
Motorola, Inc. ...........................            7,400          465,275
MSC Industrial Direct, Inc., Class A (b) .            1,600           62,200
Murphy Oil Corp. .........................            2,300          126,500
Mylan Laboratories, Inc. .................            4,000           88,750
Nabors Industries, Inc. (b) ..............            4,300          150,769
Nalco Chemical Co. .......................            3,200          124,200
National City Corp. ......................            1,500          100,125
National Commerce Bancorp ................            4,000          118,000
National Fuel Gas Co. ....................            2,200          102,712
National Service Industries, Inc. ........            1,900           88,944
NationsBank Corp. ........................            8,900          534,556
NCS Healthcare, Inc., Class A (b) ........            3,400           90,525
New Century Energies, Inc. ...............            5,500          243,375
New England Electric System ..............            3,100          127,875
New Jersey Resources Corp. ...............            2,900          100,956
New York St Electric & Gas Corp. .........            4,600          141,450
New York Times Co. .......................              700           41,563


                        See Notes to Financial Statements

                          November 30, 1997 (Unaudited)


                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------

UNITED STATES (CONTINUED)
Newell Co. ..................................    1,300    $  53,056
NICOR, Inc. .................................      200        8,050
Nine West Group, Inc. (b) ...................    2,300       62,531
Noble Affiliates, Inc. ......................    1,600       59,400
Noble Drilling Corp. (b) ....................    3,100       93,194
Nordson Corp., Common Rights
  Callable Through 9/9/98 ...................    1,900       99,750
Norfolk Southern Corp. ......................      600       19,088
Norrell Corp. ...............................    2,700       65,813
Northern Telecom ............................    1,300      116,756
Northrop Grumman Corp. ......................      600       67,650
Norwest Corp. ...............................    8,400      314,475
Novacare, Inc. (b) ..........................    3,300       40,838
Novell, Inc. (b) ............................    4,500      134,125
Novellus Systems, Inc. (b) ..................    1,800       67,725
O' Reilly Automotive, Inc. (b) ..............    2,900       68,513
Occidental Petroleum Corp. ..................    3,800      112,812
Office Depot, Inc. (b) ......................    7,000      165,375
Office Max, Inc. (b) ........................    6,500       91,406
Ohio Casualty Corp. .........................    2,200      100,375
Old Kent Financial Corp. ....................    2,500      169,062
Olsten Corp. ................................    6,100       90,738
OM Group, Inc. ..............................    1,900       72,913
Omnicare, Inc. ..............................    3,600      103,950
One Valley Bancorp, Inc. ....................    3,700      139,906
Oracle Systems Corp. (b) ....................    2,500       83,281
Oregon Steel Mills, Inc. ....................    2,900       56,913
Orion Capital Corp. .........................    2,500      112,656
Oryx Energy Co. (b) .........................    3,700       99,900
PP&L Resources, Inc. ........................    5,000      117,500
Pacific Century Financial Corp. .............    2,100      107,100
Pacific Enterprises, Common Rights
  Callable Through 3/6/99 ...................    5,100      180,412
Pall Corp. ..................................    2,700       57,038
Parker Hannifin Corp. .......................      800       35,600

             See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
Patterson Dental Co. (b) ....................    1,800    $  73,913
Payless Shoesource, Inc. (b) ................    1,600      101,600
PECO Energy Co. .............................    3,800       92,388
Penney (J.C.), Inc. .........................    3,700      237,725
Pennzoil Co. ................................      500       33,313
Peoples Energy Corp. ........................      900       32,963
Pep Boys ....................................    2,900       72,863
Perkin-Elmer Corp.,
   Common Rights Callable Through 4/30/99 ..     1,200       83,475
Personnel Group of America, Inc. (b) .......     2,000       73,125
Pfizer, Inc. ...............................    13,700      996,675
Pharmacia & Upjohn, Inc. ...................     4,300      145,125
Phelps Dodge Corp. .........................     8,400      556,500
Philip Morris Cos., Inc. ...................    34,400    1,496,400
Phillips Petroleum Co. .....................     8,300      402,031
Phillips-Van Heusen Corp. ..................     4,300       59,125
Photronics, Inc. (b) .......................     1,600       76,400
PhyCor, Inc. (b) ...........................     2,700       66,488
Pier 1 Imports, Inc. .......................     3,600       80,550
Pinnacle West Capital Corp. ................     3,100      119,544
Pioneer Natural Resources Co. (b) ..........     2,000       63,875
PMI Group, Inc. ............................     1,400       91,000
PNC Bank Corp. .............................     3,300      177,581
Pogo Producing Co. .........................     1,900       59,613
Polaroid Corp. .............................     2,100       89,250
Policy Management Systems Corp. (b) ........     1,900      122,787
Potomac Electric Power Co. .................     4,900      121,275
PPG Industries, Inc. .......................     1,500       86,906
Precision Castparts Corp. ..................     1,800      106,875
Price (T. Rowe) & Associates, Inc. .........     1,900      123,500
Procter & Gamble Co. .......................    16,100    1,228,631
Proffitt's, Inc. (b) .......................     2,600       79,463
Promus Hotel Corp. (b) .....................     1,800       74,700
Protective Life Corp. ......................     1,800      101,025

             See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
Provident Bankshares Corp. ..................    1,800    $ 106,650
Provident Cos., Inc. ........................    2,200       72,188
Public Service Enterprise Group .............   18,900      551,644
Puget Sound Energy, Inc.,
   Common Rights Callable Through 1/25/01 ...    3,800      104,975
Quanex Corp. ................................    1,400       41,650
Quantum Corp. (b) ...........................    4,100      109,162
Queens County Bancorp .......................    2,700       94,500
Quintiles Transnational Corp. (b) ...........    1,300      101,563
RPM, Inc. ...................................    5,600      112,000
Ralston-Ralston Purina Group ................    2,000      186,000
Raychem Corp. ...............................    3,200      302,600
Rayonier, Inc. ..............................    1,800       87,975
Raytheon Co., Class B .......................    6,300      352,406
Readers Digest Association, Inc.,
   Class A Non Voting .......................    3,700       88,569
Reading & Bates Corp. (b) ...................    2,100       80,588
Reebok International Ltd. (b) ...............    2,900      114,006
Reliastar Financial Corp. ...................    2,400       88,800
Renal Care Group, Inc. (b) ..................    2,200       69,850
Rite Aid Corp. ..............................      700       46,025
RLI Corp. ...................................    3,200      139,800
Robert Half International, Inc. .............    3,500      136,719
Rochester Gas & Electric Corp. ..............    3,400       93,500
Rockwell International Corp. ................    4,500      219,375
Rohm & Haas Co. .............................    1,200      110,325
Rowan Cos., Inc. (b) ........................    2,500       85,000
Royal Dutch Petroleum Co. ...................   21,000    1,106,437
Russell Corp. ...............................      500       15,281
Ryder Systems, Inc. .........................    2,200       79,888
SAFECO Corp. ................................      700       34,213
Safeguard Scientifics, Inc. (b) .............    3,900      123,094
Sanmina Corp. (b) ...........................      900       61,200
Sara Lee Corp. ..............................    9,200      486,450
SBC Communications, Inc. ....................    8,400      611,625

                       See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
SCANA Corp. .................................    3,700   $  102,212
Scherer (R.P.) Corp. (b) ....................    1,800      110,362
Schering-Plough Corp. .......................    1,200       75,225
Scholastic Corp. (b) ........................    1,800       68,738
SCI Systems, Inc. (b) .......................    2,700      123,694
Scientific-Atlanta, Inc. ....................    5,800      116,000
Sealed Air Corp. (b) ........................    2,100      119,437
Sears Roebuck & Co. .........................   11,300      517,681
Service Corp. International .................    7,200      263,250
Shared Medical Systems ......................      300       19,200
Shaw Industries, Inc. .......................    4,300       47,300
Sierra Health Services, Inc. (b) ............    2,200       80,025
Signet Banking Corp. ........................    1,400       75,513
Smith International, Inc. (b) ...............    1,300       83,200
Snap-On, Inc. ...............................    3,600      158,175
Sonat, Inc. .................................      700       30,494
Sonoco Products Co. .........................    3,600      118,125
Springs Industries, Inc. ....................    1,400       70,613
Sprint Corp. ................................    4,600      269,388
St. John Knits, Inc. ........................    2,300       87,831
St. Jude Medical, Inc. (b) ..................    3,600      106,650
St. Paul Bancorp, Inc. ......................    2,900       71,050
St. Paul Cos., Inc. .........................    1,400      112,000
Starbucks Corp. (b) .........................    2,600       90,675
Steel Dynamics, Inc. (b) ....................    3,800       70,300
Steris Corp. (b) ............................    1,600       75,200
Sterling Commerce, Inc. (b) .................    2,400       83,400
Sterling Software, Inc. (b) .................    2,900      106,212
Stewart Enterprises, Inc., Class A ..........    2,700      117,281
Storage Technology Corp. (b) ................    1,800      116,212
Sun Microsystems, Inc. (b) ..................   10,500      378,000
Sun, Inc. ...................................    6,300      254,756
Sunbeam Corp. ...............................    1,800       79,313

                                               See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
Sunburst Hospitality Corp. (b) ..............    1,400    $  14,000
SunGard Data Systems, Inc. (b) ..............    2,900       75,038
Sunrise Medical, Inc. (b) ...................    4,500       71,156
Superior Industries International, Inc. .....    4,200      109,200
SUPERVALU, Inc. .............................   11,600      456,025
Sybase, Inc. (b) ............................    4,100       57,400
Sybron International Corp. (b) ..............    2,300      101,200
Symantec Corp. (b) ..........................    6,100      152,500
Symbol Technologies, Inc. ...................    2,100       82,031
Synopsys, Inc. (b) ..........................    2,100       86,363
Sysco Corp. .................................      400       17,825
360 Communications Co.(b) ...................    4,100       78,925
3Com Corp. (b) ..............................    6,400      232,000
Tandy Corp. .................................    3,300      141,900
Tech Data Corp. (b) .........................    1,800       72,675
Tektronix, Inc. .............................    5,100      213,881
Tele-Communications TCI Ventures
   Group, Class A (b) .......................    5,566      125,931
Telephone & Data Systems, Inc. ..............    2,700      118,631
Texaco, Inc. ................................    5,300      299,450
Texas Instruments, Inc. .....................    3,400      167,450
Texas Utilities Co. .........................    5,100      204,000
Thiokol Corp. ...............................    1,500      123,937
Thomas & Betts Corp. ........................    3,000      136,125
Tidewater, Inc. .............................    1,900      106,519
TIG Holdings, Inc. ..........................    1,900       61,156
Times Mirror Co., Series A ..................    1,300       77,188
TJX Cos., Inc. ..............................    3,600      124,200
Torchmark, Inc. .............................    1,800       73,463
Toro Co. ....................................    1,800       79,425
Transamerica Corp. ..........................      800       86,850
Transatlantic Holdings, Inc. ................    1,800      128,587
Transport Financial, Inc.  . ................    2,400       82,500
Travelers Group, Inc.  . ....................   13,150      664,075

                                               See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
Triad Guaranty, Inc. (b) ....................    3,200   $   94,400
Trinity Industries, Inc. ....................    2,100       95,288
TRW, Inc. ...................................    2,700      153,225
Tupperware Corp. ............................    2,700       64,463
Tyco International Ltd. .....................    5,300      208,025
U.S. Airways Group, Inc. (b) ................    2,100      115,762
U.S. Bancorp ................................    1,400      150,587
U.S. Surgical Corp. .........................    4,300      113,412
U.S. West Media Group (b) ...................    6,100      275,644
UCAR International, Inc. (b) ................    1,600       63,900
Ultramar Diamond Shamrock Corp. .............    3,100       94,356
Unicom Corp. ................................   15,600      454,350
Unifi, Inc. .................................    2,700      102,600
Unilever ....................................    6,200      359,988
Union Carbide Corp. .........................    1,800       79,425
Union Pacific Corp. .........................    1,300       78,000
Unisys Corp. (b) ............................    7,300      104,481
United Asset Management Corp. ...............    2,900       75,581
United Cos. Financial Corp. .................    2,600       56,388
United Illuminating Co. .....................    2,700      109,856
United States Cellular Corp. (b) ............    2,400       78,600
United States Filter Corp. (b) ..............    3,500      109,812
United States Industries, Inc. ..............    1,000       46,350
United Technologies Corp. ...................    2,900      217,319
Universal Health Services, Inc., Class B (b)     2,300      100,481
Unocal Corp. ................................    3,700      147,306
UNUM Corp. ..................................    1,300       61,669
USF&G Corp. .................................    8,300      167,556
USG Corp. (b) ...............................    2,100       98,438
UST, Inc. ...................................    8,300      256,262
USX-U.S. Steel, Inc. ........................   18,900      591,806
USX-Marathon Group ..........................   11,400      390,450
Utilicorp United, Inc. ......................    3,500      119,656

                       See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                               Number
Description                                   of Shares   Market Value
-----------                                   ---------   ------------
UNITED STATES (CONTINUED)
VF Corp. .....................................   1,400    $  64,663
Valero Energy Corp. ..........................   2,900       90,988
Varian Associates, Inc. ......................   2,600      150,150
Vencor, Inc. (b) .............................   2,700       65,475
Viking Office Products, Inc. (b) .............   3,800       88,113
Vintage Petroleum, Inc. ......................   2,400       46,500
Vishay Intertechnology, Inc. (b) .............   4,400       93,225
Vulcan Materials Co. .........................   1,800      183,037
Walgreen Co. .................................   1,700       54,719
Wallace Computer Services, Inc. ..............   2,600       90,513
Wal-Mart Stores, Inc. ........................  28,100    1,122,244
Walt Disney Co. ..............................   3,500      332,281
Warner-Lambert Co. ...........................   1,600      223,800
Waste Management, Inc. .......................   2,300       56,638
Weatherford Enterra, Inc. (b) ................   2,500      112,656
Webster Financial Corp. ......................   1,300       81,453
Wendy's International, Inc. ..................   5,100      107,100
Westamerica Bancorp. .........................   2,200      201,025
Western Digital Corp. (b) ....................   2,500       50,469
Westinghouse Electric Corp. ..................   1,700       51,000
Western National Corp. .......................   2,300       67,850
Whitman Corp. ................................  14,500      381,531
WICOR, Inc. ..................................   1,600       73,800
Williams Cos., Inc. ..........................     100        5,344
Wisconsin Central Transportation Corp. (b) ...   2,600       78,325
Witco Corp. ..................................   2,500      107,812
Worthington Industries, Inc. .................   1,500       27,188
WPS Resources Corp. ..........................   5,100      154,594
Xerox Corp. ..................................   3,600      279,675
York International Corp. .....................   2,700      125,044
Zions Bancorp. ...............................   2,700      108,338
                                                        -----------
                                                        116,180,308
                                                        -----------
    TOTAL COMMON STOCKS ......................          253,467,563
                                                        -----------

                                               See Notes to Financial Statements

                          November 30, 1997 (Unaudited)

                                                                Number
Description                                                    of Shares       Market Value
-----------                                                    ---------       ------------
PREFERRED STOCKS 0.3%
AUSTRIA 0.1%
Bau Holdings ..............................................          200       $      9,186
Bk Austria Ag .............................................        1,466             60,249
Creditanstalt Bank ........................................        1,100             54,515
EA-Generali ...............................................          100             11,604
Z-Laenderbank Bank Austria ................................        2,200             91,301
                                                                               ------------
                                                                                    226,855
                                                                               ------------
FRANCE 0.0%
Casino Guichard Perrach ...................................        2,800            155,194
                                                                               ------------
GERMANY 0.2%
RWE, Non Voting ...........................................        6,400            257,851
SAP, Non Voting (ADR) .....................................        1,150            354,097
                                                                               ------------
                                                                                    611,948
                                                                               ------------
    TOTAL PREFERRED STOCKS ................................                         993,997
                                                                               ------------
CORPORATE OBLIGATIONS 0.0%
FRANCE 0.0%
Simco (337,000 par, 3.25% coupon,
 01/01/06 maturity, convertible into
 650 common shares) ......................................                           29,171
                                                                               ------------
ITALY 0.0%
Mediobanca, SpA (11,200,000 par,
 4.50% coupon, 01/00/00 maturity) ........................                            6,373
                                                                               ------------
    TOTAL CORPORATE OBLIGATIONS ..........................                          35,544
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS 85.2% (COST $234,609,119) ....                      254,497,104
                                                                               ------------
SHORT-TERM INVESTMENTS AT AMORTIZED COST 13.4%
COMMERCIAL PAPER 13.4%
State Street Bank & Trust Co. ($39,956,000 par,
 yielding 5.00%, maturing 12/01/97)(a) ...................                       39,956,000
                                                                               ------------
TOTAL INVESTMENTS 98.6% (COST $274,565,119) ..............                      294,453,104
FOREIGN CURRENCY 0.3% (VARIOUS DENOMINATIONS,
   COST $829,824) ........................................                          808,893
OTHER ASSETS IN EXCESS OF LIABILITIES 1.1% ...............                        3,203,907
                                                                               ------------
NET ASSETS 100.0% ........................................                     $298,465,904
                                                                               ============

(a) Assets segregated as collateral for open futures and forward transactions.

(b) Non-income producing security as this security currently does not declare dividends.

(c)      Related party transactions. See Footnote 2.


                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities
                          November 30, 1997 (Unaudited)

ASSETS:
Total Investments, at Market Value (Cost $274,565,119)....... $294,453,104
Foreign Currency, at Market Value (Cost $829,824)............      808,893
Cash.........................................................          976
Receivables:
  Variation Margin on Futures................................    2,057,747
  Dividends..................................................      574,382
  Fund Shares Sold...........................................      449,384
  Investments Sold...........................................      391,031
  Interest...................................................       16,649
Forward Currency Contracts...................................    1,686,056
Other........................................................           16
                                                              ------------
  Total Assets...............................................  300,438,238
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased......................................      697,304
  Fund Shares Repurchased....................................      655,810
  Investment Advisory Fee....................................      247,323
  Distributor and Affiliates.................................      244,320
Accrued Expenses.............................................       88,265
Trustee's Deferred Compensation and Retirement Plans.........       39,312
                                                              ------------
  Total Liabilities..........................................    1,972,334
                                                              ------------
NET ASSETS                                                    $298,465,904
                                                              ============
NET ASSETS CONSIST OF:
Capital...................................................... $228,629,391
Accumulated Net Realized Gain................................   51,292,931
Net Unrealized Appreciation..................................   19,800,963
Accumulated Distributions in Excess
  of Net Investment Income...................................   (1,257,381)
                                                              ------------
NET ASSETS                                                    $298,465,904
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price
    per share (Based on net assets of
    $150,967,296 and 9,321,820 shares of
    beneficial interest issued and
    outstanding)............................................. $      16.20
  Maximum sales charge (5.75%* of offering price)............          .99
                                                              ------------
  Maximum offering price to public........................... $      17.19
                                                              ============
  Class B Shares:
    Net asset value and offering price per share
    (Based on net assets of $133,364,977 and
    8,546,519 shares of beneficial interest issued
    and outstanding)......................................... $      15.60
                                                              ============
  Class C Shares:
    Net asset value and offering price per share
    (Based on net assets of $14,133,631
    and 897,284 shares of beneficial interest
    issued and outstanding).................................. $      15.75
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            Statement of Operations
             For the Six Months Ended November 30, 1997 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $190,057) ..............       $  2,334,418
Interest (Net of foreign withholding taxes of $80) ....................            869,917
                                                                              ------------
  Total Income ........................................................          3,204,335
                                                                              ============
EXPENSES:
Investment Advisory Fee ...............................................          1,494,556
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $188,240, $671,029 and $70,567, respectively) ....................            929,836
Shareholder Services ..................................................            764,012
Custody ...............................................................            213,860
Legal .................................................................             10,248
Trustees' Fees and Expenses ...........................................              7,040
Other .................................................................            162,699
                                                                              ------------
  Total Expenses ......................................................          3,582,251
                                                                              ------------
NET INVESTMENT LOSS ...................................................       $   (377,916)
                                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments .........................................................       $ 12,027,759
  Foreign Currency Transactions .......................................            445,929
  Futures .............................................................            174,852
                                                                              ------------
Net Realized Gain .....................................................         12,648,540
                                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period .............................................         26,931,817
  End of the Period:
    Investments .......................................................         19,887,985
    Futures ...........................................................         (1,747,188)
    Forward Currency Contracts ........................................          1,686,056
    Foreign Currency Translation ......................................            (25,890)
                                                                              ------------
                                                                                19,800,963
                                                                              ------------
Net Unrealized Depreciation During the Period .........................         (7,130,854)
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ......................................       $  5,517,686
                                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................       $  5,139,770
                                                                              ============


                                               See Notes to Financial Statements

                       Statement of Changes in Net Assets

                 For the Six Months Ended November 30, 1997 and
                    the Year ended May 31, 1997 (Unaudited)


                                                                   Six Months Ended         Year Ended
                                                                   November 30, 1997       May 31, 1997
                                                                   -----------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ..........................................       $    (377,916)       $  (1,952,191)
Net Realized Gain ............................................          12,648,540           42,112,838
Net Unrealized Depreciation During the Period ................          (7,130,854)            (810,153)
                                                                     -------------        -------------
Change in Net Assets from Operations .........................           5,139,770           39,350,494
                                                                     -------------        -------------
Distributions in Excess of Net Investment Income* ............               - 0 -           (1,377,948)
Distributions from Net Realized Gain* ........................               - 0 -           (6,599,826)
                                                                     -------------        -------------
Total Distributions ..........................................               - 0 -           (7,977,774)
                                                                     -------------        -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..........           5,139,770           31,372,720
                                                                     -------------        -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ....................................          74,038,161          127,851,283
Net Asset Value of Shares Issued Through Dividend Reinvestment               - 0 -            7,550,550
Cost of Shares Repurchased ...................................         (55,575,934)        (101,392,502)
                                                                     -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...........          19,262,217           34,000,331
                                                                     -------------        -------------
TOTAL INCREASE IN NET ASSETS .................................          24,401,987           65,382,051
NET ASSETS:

Beginning of the Period ......................................         274,063,917          208,681,866
                                                                     -------------        -------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,257,381 and
  $879,465, respectively) ....................................       $ 298,465,904        $ 274,063,917
                                                                     =============        =============

                                                   Six Months Ended    Year Ended
*Distributions by Class                            November 30, 1997   May 31, 1997
-----------------------                            -----------------   ------------
Distributions in Excess of Net Investment Income:

  Class A Shares ...................................     $  - 0 -      $ (1,133,880)
  Class B Shares ...................................        - 0 -          (221,577)
  Class C Shares ...................................        - 0 -           (22,491)
                                                         --------      ------------
                                                         $  - 0 -      $ (1,377,948)
                                                         ========      ============
Distributions from Net Realized Gain:
  Class A Shares ...................................     $  - 0 -      $ (3,319,275)
  Class B Shares ...................................        - 0 -        (2,976,985)
  Class C Shares ...................................        - 0 -          (303,566)
                                                         --------      ------------
                                                         $  - 0 -      $ (6,599,826)
                                                         ========      ============

                   See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

                                                                                      Year Ended May 31
                                      Six Months Ended        ------------------------------------------------------------------
Class A Shares                        November 30, 1997         1997              1996(a)             1995(a)            1994
--------------                        -----------------       ---------          ---------          ---------          ---------
Net Asset Value,
  Beginning of the Period .........        $  15.838          $   13.98          $   11.79          $   11.67          $   10.75
                                           ---------          ---------          ---------          ---------          ---------
  Net Investment Income/Loss ......             .008              (.064)              (.04)              (.04)              (.06)
  Net Realized and Unrealized Gain              .349              2.460              2.561                .42             1.0125
                                           ---------          ---------          ---------          ---------          ---------
Total from Investment Operations ..             .357              2.396              2.521                .38              .9525
                                           ---------          ---------          ---------          ---------          ---------
Less:
  Distributions in Excess of Net
    Investment Income .............            - 0 -               .137              - 0 -              - 0 -              - 0 -
  Distributions from and in excess
    of Net Realized Gain ..........            - 0 -               .401               .331                .26              .0425
                                           ---------          ---------          ---------          ---------          ---------
Total Distributions ...............            - 0 -               .538               .331                .26              .0425
                                           ---------          ---------          ---------          ---------          ---------
Net Asset Value,
  End of the Period ...............        $  16.195          $  15.838          $   13.98          $   11.79          $   11.67
                                           ---------          ---------          ---------          ---------          ---------

Total Return (b) ..................             2.27%*            17.67%             21.85%              3.36%              9.17%
Net Assets at End of the Period
  (In millions) ...................        $   151.0          $   136.9          $   106.7          $    60.1          $    41.8
Ratio of Expenses
  to Average Net Assets (c) .......             2.02%              2.09%              2.22%              2.29%              2.46%
Ratio of Net Investment Income/Loss
  to Average Net Assets (c) .......              .13%              (.46%)             (.30%)             (.35%)             (.46%)
Portfolio Turnover ................               50%*              144%                94%               120%               116%
Average Commission Rate per
Equity Share Traded (d) ...........        $   .0141          $   .0206          $   .0199                 --                 --

*  Non-Annualized

(a)     Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                         See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                    Year Ended May 31
                                     Six Months Ended      ------------------------------------------------------------------
Class B Shares                       November 30, 1997        1997             1996(a)             1995(a)             1994
                                     -----------------     ----------        ----------          ----------        ----------
Net Asset Value,
  Beginning of the Period               $   15.318         $    13.53        $    11.50          $    11.48        $    10.67
                                        ----------         ----------        ----------          ----------        ----------
  Net Investment Loss                        (.043)             (.139)             (.14)               (.13)             (.13)
  Net Realized and Unrealized Gain            .328              2.358             2.501                 .41             .9825
                                        ----------         ----------        ----------          ----------        ----------
Total from Investment Operations              .286              2.219             2.361                 .28             .8525
                                        ----------         ----------        ----------          ----------        ----------
Less:
  Distributions in Excess
    of Net Investment Income                 - 0 -               .030             - 0 -               - 0 -             - 0 -
  Distributions from and in
    Excess of Net Realized Gain              - 0 -               .401              .331                 .26             .0425
                                        ----------         ----------        ----------          ----------        ----------
Total Distributions                          - 0 -               .431              .331                 .26             .0425
                                        ----------         ----------        ----------          ----------        ----------
Net Asset Value,
  End of the Period                     $   15.604         $   15.318        $    13.53          $    11.50        $    11.48
                                        ==========         ==========        ==========          ==========        ==========
Total Return (b)                              1.83%*            16.83%            20.90%               2.62%             8.21%
Net Assets at End
  of the Period (In millions)           $    133.4         $    124.1        $     92.8          $     64.7        $     48.8
Ratio of Expenses to
  Average Net Assets (c)                      2.78%              2.86%             2.99%               3.05%             3.21%
Ratio of Net Investment Loss
  to Average Net Assets (c)                   (.63%)            (1.22%)           (1.11%)             (1.11%)           (1.19%)
Portfolio Turnover                              50%*              144%               94%                120%              116%
Average Commission Rate
  per Equity Share Traded (d)           $    .0141         $    .0206        $    .0199                --                --

*  Non-Annualized

(a)     Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                       See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                                         June 21, 1993
                                                                        Year Ended May 31,              (Commencement
                                     Six Months Ended     ------------------------------------------   of Distribution)
Class C Shares                       November 30, 1997       1997           1996(a)         1995(a)   to May 31, 1994(a)
---------------                      -----------------    ---------        ---------       ---------  ------------------
Net Asset Value, Beginning of
   the Period .....................      $  15.464        $   13.66        $   11.61       $   11.59      $   10.29
                                         ---------        ---------        ---------       ---------      ---------
   Net Investment Loss ............          (.045)           (.137)            (.14)           (.13)          (.13)
   Net Realized and
       Unrealized Gain ............           .333            2.372            2.621             .41         1.4725
                                         ---------        ---------        ---------       ---------      ---------
Total from Investment
   Operations .....................           .288            2.235            2.381             .28         1.3425
                                         ---------        ---------        ---------       ---------      ---------

Less:
   Distributions in Excess of Net
       Investment Income ..........            -0-             .030              -0-             -0-            -0-
   Distributions from and in Excess
       of Net Realized Gain .......            -0-             .401             .331             .26          .0425
                                         ---------        ---------        ---------       ---------      ---------
Total Distributions ...............            -0-             .431             .331             .26          .0425

Net Asset Value,
   End of the Period ..............      $  15.762        $  15.464        $   13.66       $   11.61      $   11.59
                                         =========        =========        =========       =========      =========
Total Return (b) ..................           1.88%*          16.82%           20.87%           2.60%         13.06%*
Net Assets at End of the
   Period (In millions) ...........      $    14.1        $    13.0        $     9.2       $     6.6      $     5.1
Ratio of Expenses to Average
   Net Assets (c) .................           2.79%            2.87%            3.00%           3.05%          3.21%
Ratio of Net Investment Loss
   to Average Net Assets (c) ......           (.64%)          (1.23%)          (1.10%)         (1.13%)        (1.15%)
Portfolio Turnover ................             50%*            144%              94%            120%           116%

Average Commission Rate per
   Equity Share Traded (d) ........      $   .0141        $   .0206        $   .0199              --             --

*Non-Annualized

(a)     Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                       See Notes to Financial Statements

                         Notes to Financial Statements
                         November 30, 1997 (Unaudited)

1. Significant Accounting Policies

Van Kampen American Capital Global Equity Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on August 5, 1991. The distribution of the Fund's Class B and Class C shares commenced on November 15, 1991 and June 21, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such secur-

                         November 30, 1997 (Unaudited)


ities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At November 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $275,853,361; the aggregate gross unrealized appreciation is $30,168,418 and the aggregate gross unrealized depreciation is $10,820,914, resulting in net unrealized appreciation on investments, futures, forward currency contracts and foreign currency of $19,347,504.

F. DISTRIBUTION OF INCOME AND GAINS -- The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are

                         November 30, 1997 (Unaudited)


calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended November 30, 1997, the Fund recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended November 30, 1997, the Fund recognized expenses of approximately $10,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1997, the Fund recognized expenses of approximately $582,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    During the period, the Fund owned the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                                  Transactions
                                                                                During the Period
                                                                            --------------------------
                                                    % of Net Assets          Cost of         Proceeds
                                                  At November 30, 1997      Purchases        of Sales
                                                  --------------------      ----------      ----------
Latin America Discovery Fund, Inc. ...........           1.32%              $1,494,859      $    - 0 -
Morgan Stanley Asia Pacific Fund, Inc.........           0.31%              $    - 0 -      $1,353,262
Morgan Stanley India Investment Fund .........           0.00%              $    - 0 -      $1,547,936

                          November 30, 1997 (Unaudited)


3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At November 30, 1997, capital aggregated $114,356,947, $103,089,702 and
$11,182,742 for Classes A, B and C, respectively. For the six months ended November 30, 1997, transactions were as follows:

                                           Shares            Value
                                        -----------       ------------
Sales:
  Class A .......................         3,192,732       $ 53,170,480
  Class B .......................         1,191,878         19,184,987
  Class C .......................           153,134          2,482,684
                                        -----------       ------------
Total Sales .....................         4,537,744       $ 74,838,151
                                        ===========       ============
Dividend Reinvestment:
  Class A .......................             - 0 -       $      - 0 -
  Class B .......................             - 0 -              - 0 -
  Class C .......................             - 0 -              - 0 -
                                        -----------       ------------
Total Dividend Reinvestment .....             - 0 -       $      - 0 -
                                        ===========       ============
Repurchases:
  Class A .......................        (2,516,132)      $(41,987,054)
  Class B .......................          (746,628)       (11,973,706)
  Class C .......................           (99,227)        (1,615,174)
                                        -----------       ------------
Total Repurchases ...............        (3,361,987)      $(55,575,934)
                                        ===========       ============

                          November 30, 1997 (Unaudited)


    At May 31, 1997, capital aggregated $103,173,521, $95,878,421 and
$10,315,232 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                              Shares              Value
                                          -------------       -------------
Sales:
  Class A ..........................          6,134,539       $  89,228,576
  Class B ..........................          2,431,724          34,006,661
  Class C ..........................            326,525           4,616,046
                                          -------------       -------------
Total Sales ........................          8,892,788       $ 127,851,283
                                          =============       =============
Dividend Reinvestment:
  Class A ..........................            304,883       $   4,257,239
  Class B ..........................            221,179           2,997,101
  Class C ..........................             21,652             296,210
                                          -------------       -------------
Total Dividend Reinvestment ........            547,714       $   7,550,550
                                          =============       =============
Repurchases:
  Class A ..........................         (5,426,393)      $ (79,299,631)
  Class B ..........................         (1,408,797)        (19,584,581)
  Class C ..........................           (176,672)         (2,508,290)
                                          -------------       -------------
Total Repurchases ..................         (7,011,862)      $(101,392,502)
                                          =============       =============

    Class B and C shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                          November 30, 1997 (Unaudited)


                                               Contingent Deferred
                                                   Sales Charge
                                               --------------------
Year of Redemption                             Class B      Class C
------------------                             -------      -------
First ..................................        5.00%        1.00%
Second .................................        4.00%        None
Third ..................................        3.00%        None
Fourth .................................        2.50%        None
Fifth ..................................        1.50%        None
Sixth and Thereafter ...................        None         None

    For the six months ended November 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $49,000 and CDSC on the redeemed shares of approximately $87,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $128,589,743 and $136,604,808, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period

                          November 30, 1997 (Unaudited)


the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended November 30, 1997, were as follows:

                                                                 CONTRACTS
                                                                 ---------
Outstanding at May 31, 1997 ................................          25
Futures Opened .............................................         545
Futures Closed .............................................        (297)
                                                                    ----
Outstanding at November 30, 1997 ...........................         273
                                                                    ====

    The futures contracts outstanding as of November 30, 1997, and the description and unrealized appreciation/depreciation are as follows:


                                                                                          UNREALIZED
                                                                                         APPRECIATION/
DESCRIPTION                                                              CONTRACTS       DEPRECIATION
                                                                        -----------      ------------
LONG CONTRACTS
CAC 40 (France) Index Future, Dec. 1997
  (Current Notional Value of $572,600 per contract) ..............             40         $  (191,718)
FTSE 100 (United Kingdom) Index Future, Dec. 1997
  (Current Notional Value of $205,455) ...........................             60          (1,298,737)
Milan (Italy) Stock Index Future, Dec. 1997
  (Current Notional Value of $134,056) ...........................             10              45,278
SHORT CONTRACTS
Topix (Japan) Future, Dec. 1997
  (Current Notional Value of $9,880) .............................             65            (238,367)
OMX Stock (Sweden) Index Futures, Dec. 1997
  (Current Notional Value of $31,645) ............................             90            (180,516)
DAX (Germany) Index Futures, Dec. 1997
  (Current Notional Value of $225,925) ...........................              8             116,872
                                                                             ----         -----------
                                                                              273          (1,747,188)
                                                                             ====         ===========

                          November 30, 1997 (Unaudited)


B. Foward Currency Contracts - These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency.

    At November 30, 1997, the Fund has outstanding forward currency contracts as follows:

                                                                       Unrealized
                                                         CURRENT      APPRECIATION/
Description                                               Value       Depreciation
-----------                                            -----------    ------------
LONG CONTRACTS
Australian Dollar,
  1,300,000 expiring 12/19/97 .....................    $   888,274    $   (50,066)
French Franc,
  42,528,152 expiring 12/15/97-01/21/98 ...........      7,218,026        (81,658)
German Mark,
  11,084,635 expiring 01/16/98 ....................      6,304,425       (157,696)
Italian Lira,
  13,934,888,400 expiring 01/21/98-02/19/98 .......      8,063,768        (54,235)
Japanese Yen,
  1,362,193,460 expiring 01/26/98-03/16/98 ........     10,776,995       (487,415)
Netherlands Guilder,
  1,241,728 expiring 02/19/98 .....................        627,915        (16,704)
Spanish Peseta,
  235,233,580 expiring 12/18/97-02/12/98 ..........      1,578,866        (32,097)
                                                                      -----------
                                                                      $  (879,871)
                                                                      -----------
SHORT CONTRACTS
Australian Dollar,
  1,300,000 expiring 12/19/97 .....................        888,274         51,236
German Mark,
16,614,418 expiring 01/16/98-03/16/98 .............      9,453,772         17,228
French Franc,
  30,072,747 expiring 12/15/97-03/16/98 ...........      5,105,458        (16,349)
Italian Lira,
  13,934,888,400 expiring 01/21/98-02/19/98 .......      8,063,768         85,107
Japanese Yen,
  4,181,480,772 expiring 01/21/98-02/26/98 ........     33,115,735      2,341,822

                          November 30, 1997 (Unaudited)


                                                                     Unrealized
                                                        CURRENT     APPRECIATION/
Description                                              Value      Depreciation
-----------                                           ----------    ------------
SHORT CONTRACTS (CONTINUED)
Netherlands Guilder,
  1,241,728 expiring 02/19/98 ....................    $  627,915    $   12,085
Spanish Peseta,
  235,233,580 expiring 12/18/97-02/12/98 .........     1,578,866         3,063
Swedish Krona,
  21,240,565 expiring 02/18/97 ...................     2,758,265        71,735
                                                                    ----------
                                                                    $2,565,927
                                                                    ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended November 30, 1997, are payments to VKAC of approximately $585,700.

                                                                      APPENDIX F

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

                         PROFORMA FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                   31-Dec-97

(Unaudited)


                                                       MS Global
                                                         Equity          VKAC
                                                       Allocation       Global
                                                          Fund        Equity Fund       Adjustments     Proforma
Investments, at Market Value (Cost of $160,750,
   $229,294, and $390,044, respectively)                $175,720        $253,047                        $428,767
Repurchase Agreements                                     32,681          46,132                          78,813
Other Assets Less Liabilities                              4,867           5,514             (250)        10,131
                                                        --------------------------------------------------------
Net Assets                                              $213,268        $304,693            ($250)      $517,711
                                                        ========================================================

Net Assets Consist of:
Capital                                                 $199,359        $268,541                        $467,900
Accumulated Undistributed Net Investment
   Income                                                   (915)         (1,597)            (250)        (2,762)
Net Unrealized Appreciation/Depreciation
   on Investments                                         16,219          26,347                          42,566
Accumulated Net Realized Gain/Loss
   on Investments                                         (1,395)         11,402                          10,007
                                                        --------------------------------------------------------
Net Assets                                              $213,268        $304,693            ($250)      $517,711
                                                        ========================================================

Class A Shares:
Net Assets                                              $ 74,593        $154,939            ($125)      $229,407
Shares Outstanding                                         5,202          10,796            See (2)       15,998
                                                        ------------------------                        --------
Net Asset Value per Share                                 $14.34          $14.35                          $14.34
                                                        ========================                        ========

Class B Shares:
Net Assets                                              $ 58,639        $135,321             (113)      $193,847
Shares Outstanding                                         4,209           9,832            See (2)       13,915
                                                        ------------------------                        --------
Net Asset Value per Share                                 $13.93          $13.76                          $13.93
                                                        ========================                        ========

Class C Shares:
Net Assets                                              $ 80,036        $ 14,433              (12)      $ 94,457
Shares Outstanding                                         5,688           1,037            See (2)        6,713
                                                        ------------------------                        --------
Net Asset Value per Share                                 $14.07          $13.91                          $14.07
                                                        ========================                        ========


(1) The pro forma statements are presented as if the Reorganization was effective December 31, 1997. The pro forma statements give effect to the proposed exchange of stock for assets and liabilities with the MS Global Equity Allocation Fund being the surviving entity. The proposed transaction will be accounted for in accordance with generally accepted accounting principles as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity.

(2) The pro forma statements presumes the issuance by the MS Global Equity Allocation Fund of approximately 10,796,000 class A shares, 9,706,000 class B shares and 1,025,000 class C shares in exchange for the assets and liabilities of the VKAC Global Equity Fund.

(3) In connection with this transaction, the VKAC Global Equity Fund will incur a non-recurring cost associated with the transaction of approximately $250,000, or $0.012 per share.

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA CONDENSED STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
(Unaudited)

                                                              MS Global       VKAC
                                                               Equity        Global
                                                             Allocation      Equity
                                                                Fund          Fund          Adjustments     Proforma
Investment Income:
    Dividends                                                  $3,919         $4,461                         $8,380
    Interest                                                      736          1,226                          1,962
    Security Lending                                              194              0                            194
    Foreign Taxes Withheld                                       (260)          (349)                          (609)
                                                              -----------------------------------------------------
Total Income                                                    4,589          5,338               0          9,927
                                                              -----------------------------------------------------

Expenses:
    Investment Advisory Fees                                    1,860          2,748                          4,608
    Fees Waived (3)                                              (238)            (1)           (270)          (509)
    Distribution (12b-1) and Service Fees                       1,329          1,710                          3,039
    Administrative Fee (1)                                        516              0             636          1,152
    All Other Expenses (1) (2)                                    586          2,190          (1,346)         1,430
                                                              -----------------------------------------------------
Total Expenses                                                  4,053          6,647            (980)         9,720
                                                              -----------------------------------------------------

                                                              -----------------------------------------------------
Net Investment Income                                            $536        ($1,309)           $980           $207
                                                              =====================================================

Realized and Unrealized Gain/Loss on Investments:
    Realized Gain/Loss on Investments                         $22,616        $50,430                        $73,046
    Net Change in Unrealized Appreciation/
       Depreciation During the Period                           1,513        (18,898)                       (17,385)
                                                              -----------------------------------------------------
Net Realized and Unrealized Gain/Loss
    on Investments                                            $24,129        $31,532              $0        $55,661
                                                              =====================================================

Net Increase/Decrease in Net Assets                           -----------------------------------------------------
    from Operations                                           $24,665        $30,223            $980        $55,868
                                                              =====================================================

(1) The MS Global Equity Allocation Fund's expense structure includes an Administrative Fee which provides for transfer agency, accounting, tax and administration services to the Fund. These fees are included as a component of All Other Expenses for the VKAC Global Equity Fund.

(2) Reflects the reduction of other operating expenses as a result of the elimination of certain duplicative expenses and the results of operating a larger, more efficient fund rather than two smaller funds.

(3) The Adviser has agreed to cap expenses after the transaction at 1.70%, 2.45% and 2.45% for classes A, B and C, respectively. The adjustment reflects the amount of additional fee waiver which would have been necessary to reduce expenses to this cap.

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
December 31,1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc. Glob Eq    Proforma
                  Shares    Shares     Shares                                                             Value (000)
                 --------- --------   ---------                                                           -----------
Common Stocks  (80.8%)
     Australia  (0.0%)
                      718      981       1,699 Broken Hill Proprietary Ltd.                                    16
                      227    3,587       3,814 Coles Myer Ltd.                                                 18
                      334      281         615 Gio Australia Holdings Ltd.                                      2
                      271      370         641 MIM Holdings Ltd.                                                -
                      755        0      (a)755 Westfield Trust (New)                                            1
                                                                                                          -------
                                                                                                               37
                                                                                                          -------
     Austria  (0.7%)
                      200      400         600 Austria Mikro Systems International AG                          30
                      700    2,200    (a)2,900 Austrian Airlines Osterreichische Luftverkehrs AG               62
                    2,100    6,500    (a)8,600 Bank Austria AG                                                436
                    1,864    2,664    (a)4,528 Bank Austria AG                                                224
                      200      600         800 Bau Holdings AG                                                 50
                      600    1,500       2,100 Boehler-Udderholm AG                                           123
                      100      200         300 BWT AG                                                          47
                        0    2,000       2,000 Creditanstalt Bank                                             128
                    1,300    3,300       4,600 Flughafen Wein AG                                              183
                      300      700       1,000 Generali AG                                                    263
                      200      500      (a)700 Lenzing AG                                                      42
                      600    1,700       2,300 Mayr-Melnhof Karton AG                                         124
                      300      800    (a)1,100 Oesterreichische Brau-Beteiligungs AG                           55
                    1,500    4,100       5,600 Oesterreichische Elektrizitaetswirtschafts, 'A' AG             594
                    1,100    3,200       4,300 OMV AG                                                         596
                      700    1,900       2,600 Radex-Heraklith Industriebet AG                                 89
                      500    1,400       1,900 Steyr-Daimler-Puch AG                                           51
                      600    1,700       2,300 VA Technologies AG                                             349
                      400    1,200       1,600 Wienerberger Baustoffindustrie AG                              307
                                                                                                          -------
                                                                                                            3,753
                                                                                                          -------
     Canada  (2.9%)
                    4,000    5,800       9,800 Abitibi-Consolidated, Inc.                                     137
                    3,300    4,700       8,000 Agrium, Inc.                                                    97
                    3,300    4,800    (a)8,100 Air Canada                                                      84
                    4,800    7,100      11,900 Alcan Aluminum Ltd.                                            328
                    1,500    2,200       3,700 Avenor, Inc.                                                    53
                    5,800    8,500      14,300 Bank of Montreal                                               634
                    5,300    7,700      13,000 Bank of Nova Scotia                                            613
                    9,300   13,600      22,900 Barrick Gold Corp.                                             427
                   13,800   20,200      34,000 BCE, Inc.                                                    1,134
                    7,100        0       7,100 Bombardier, Inc., 'A'                                          146
                        0   10,400      10,400 Bombardier, Inc., 'B'                                          214
                    3,000    4,400       7,400 CAE, Inc.                                                       58
                    1,300    1,800       3,100 Cameco Corp.                                                   101
                    9,100   13,300      22,400 Canadian Imperial Bank of Commerce                             699
                    2,300    3,300    (a)5,600 Canadian Natural Resources Ltd.                                120

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                            Value (000)
                 --------- --------   ---------                                                           -----------
     Canada (Continued)
                    3,500    5,100       8,600 Canadian Occidental Petroleum Ltd.                             195
                    7,600   11,200      18,800 Canadian Pacific Ltd.                                          506
                    2,000    3,000       5,000 Canadian Tire Corp., 'A'                                       107
                    1,800    2,700       4,500 Cominco Ltd.                                                    69
                    1,600    2,400    (a)4,000 Corel Corp.                                                      6
                    1,300    1,900       3,200 Cott Corp.                                                      27
                    2,200    3,300       5,500 Dofasco, Inc.                                                   89
                    3,600    5,200       8,800 Domtar, Inc.                                                    61
                    3,500    5,100    (a)8,600 Echo Bay Mines Ltd.                                             22
                    1,000    1,500       2,500 George Weston Ltd.                                             213
                    5,400    8,000   (a)13,400 Gulf Canada Resources Ltd.                                      94
                    4,700    6,900      11,600 Imasco Ltd.                                                    410
                    3,700    5,400       9,100 Imperial Oil Ltd.                                              586
                    3,500    5,100       8,600 Inco Ltd.                                                      146
                    1,300    1,900       3,200 IPL Energy, Inc.                                               146
                    6,400    9,400      15,800 Laidlaw, Inc. 'B'                                              216
                    1,500    2,300       3,800 Loewen Group, Inc.                                              98
                    3,500    5,000       8,500 MacMillan Bloedel Ltd.                                          88
                    1,600    2,300       3,900 Magna International, Inc., 'A'                                 245
                    3,900    5,600    (a)9,500 Methanex Corp.                                                  75
                    1,800    2,600       4,400 Molson Companies Ltd., 'A'                                      79
                    2,500    3,600       6,100 Moore Corp. Ltd.                                                92
                    3,300    4,900    (a)8,200 Newbridge Networks Corp.                                       287
                    5,400    7,900      13,300 Noranda, Inc.                                                  229
                    6,800    9,700      16,500 Norcen Energy Resources Ltd.                                   189
                    5,200    7,600      12,800 Northern Telecom Ltd.                                        1,139
                   12,100   17,600      29,700 Nova Corp.                                                     283
                    6,500    9,500      16,000 Petro                                                          253
                    4,700    6,900      11,600 Placer Dome, Inc.                                              146
                    1,200    1,800       3,000 Potash Corp. of Saskatchewan, Inc.                             250
                    2,900    4,200       7,100 Power Corp. of Canada                                          254
                    2,900    4,300    (a)7,200 Provigo, Inc.                                                   44
                    3,000    4,400       7,400 Ranger Oil Ltd.                                                 50
                    2,900    4,200    (a)7,100 Renaissance Energy Ltd.                                        147
                    4,100        0    (a)4,100 Repap Enterprises, Inc.                                          1
                    3,900    5,700    (a)9,600 Rogers Communication, Inc., 'B'                                 46
                    6,900   10,000      16,900 Royal Bank of Canada                                           894
                    7,800   11,500      19,300 Seagram, Ltd                                                   625
                    1,800    2,600       4,400 Suncor, Inc.                                                   151
                    2,900    4,300    (a)7,200 Talisman Energy, Inc.                                          220
                    1,900    2,800       4,700 Teck Corp., 'B'                                                 71
                    2,300    3,500       5,800 TELUS Corp.                                                    129
                   12,800   18,700      31,500 Thomson Corp.                                                  865
                    5,300    7,800      13,100 Transcanada Pipelines Ltd.                                     292
                    2,700    4,000       6,700 Westcoast Energy, Inc.                                         155
                                                                                                          -------
                                                                                                           15,135
                                                                                                          -------

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                            Value (000)
                 --------- --------   ---------                                                           -----------
     France  (4.3%)
                      693    1,250       1,943 Accor S.A.                                                     361
                    2,650    4,700       7,350 Alcatel Alsthom                                                934
                    5,564   10,000      15,564 AXA S.A.                                                     1,204
                    3,700    6,666      10,366 Banque Nationale de Paris RFD                                  551
                    1,877    4,850       6,727 Banque Paribas                                                 585
                    1,200    2,100       3,300 BIC                                                            241
                      478      899       1,377 Bouygues                                                       156
                      582    1,070       1,652 Canal Plus                                                     307
                      660    1,250       1,910 Carrefour S.A.                                                 996
                    1,600    2,800       4,400 Casino Guichard Perrachon                                      245
                      500        0         500 Cie Bancaire S.A.                                               81
                    1,510    2,779       4,289 Cie de Saint-Gobain                                            609
                    2,209    4,027       6,236 Cie Generale des Eaux                                          870
                    4,550    8,150      12,700 Elf Aquitaine                                                1,477
                      550      950       1,500 Eridania Beghin-Say S.A.                                       234
                      200      350         550 Essilor International                                          164
                   18,700   30,800      49,500 France Telecom S.A.                                          1,795
                    1,368    2,450       3,818 Groupe Danone RFD                                              682
                    1,289    2,361       3,650 Havas S.A.                                                     263
                      300      500         800 Imetal, S.A.                                                    99
                    1,757    2,350       4,107 L'Air Liquide                                                  643
                    1,192    2,100       3,292 L'Oreal                                                      1,288
                    1,643    3,050       4,693 Lafarge Coppee S.A.                                            308
                    1,900    3,500       5,400 Lagardere S.C.A.                                               179
                      535    1,000       1,535 Legrand S.A.                                                   306
                    1,505    2,750       4,255 LVMH Moet Hennessy Louis Vuitton                               706
                    2,177    3,856       6,033 Lyonnaise des Eaux S.A.                                        668
                    2,123    3,916       6,039 Michelin (C.G.D.E.) 'B'                                        304
                      150      275         425 Pathe S.A.                                                      82
                    1,175    2,150       3,325 Pernod-Ricard                                                  196
                      380        0         380 Pinault S.A.                                                   203
                        0      675         675 Pin Printemps Redo                                             360
                      340      600         940 Promodes                                                       390
                      905    1,650       2,555 PSA Peugeot Citroen S.A.                                       322
                    5,902   10,679      16,581 Rhone-Poulenc S.A. 'A'                                         743
                       85      150         235 Sagem                                                          105
                    1,936    3,400       5,336 Sanofi S.A.                                                    594
                    2,297    4,200       6,497 Schneider S.A.                                                 353
                      409      775       1,184 Simco S.A.                                                      80
                       65      125         190 Societe Eurafrance S.A.                                         77
                    1,738    3,094       4,832 Societe Generale                                               658
                       13       25       (a)38 Sodexho S.A. (New)                                              20
                      125      225         350 Sodexho S.A.                                                   187
                    2,108    3,850       5,958 Thomson CSF S.A.                                               188
                    4,205    7,550      11,755 Total S.A. 'B'                                               1,279
                    4,390    7,950      12,340 Usinor Sacilor                                                 178

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     France (Continued)

                    1,150    2,100       3,250 Valeo S.A.                                                     220
                                                                                                          -------
                                                                                                           22,491
                                                                                                          -------
     Germany  (4.9%)
                      900    1,400       2,300 adidas AG                                                      302
                      850    1,350    (a)2,200 Agiv AG                                                         42
                    4,500    6,500      11,000 Allianz AG                                                   2,849
                      500    1,000       1,500 AMB Aachener & Muenchener Beteiligungs AG                      164
                   10,700   16,500      27,200 BASF AG                                                        964
                   13,600   21,000      34,600 Bayer AG                                                     1,292
                    4,550    7,050      11,600 Bayerische Hypotheken Bank AG                                  566
                    4,750    7,400      12,150 Bayerische Vereinsbank AG                                      795
                    1,600    2,450       4,050 Beiersdorf AG                                                  176
                      900    1,400       2,300 Bilfinger & Berger Bau AG                                       71
                      150      250      (a)400 Brau und Brunnen AG                                             40
                      550      800       1,350 CKAG Colonia Konzern AG                                        129
                    1,750    2,800       4,550 Continental AG                                                 100
                    9,200   14,300      23,500 Daimler-Benz AG                                              1,649
                    2,000    2,500       4,500 Degussa AG                                                     225
                    9,200   14,150      23,350 Deutsche Bank AG                                             1,648
                   38,770   60,000      98,770 Deutsche Telekom AG                                          1,859
                        0    1,800       1,800 Deutz AG                                                        13
                    8,050   12,450      20,500 Dresdner Bank AG                                               946
                      935    1,485       2,420 Heidelberger Zement AG                                         172
                    1,650    2,600       4,250 Hochtief AG                                                    168
                      200      300         500 Karstadt AG                                                    171
                    1,150        0    (a)1,150 Kloeckner-Humboldt-Deutz AG                                      9
                      200      300         500 Linde AG                                                       305
                    6,950   10,800      17,750 Lufthansa AG                                                   340
                      250      400         650 MAN AG                                                         188
                      650    1,050       1,700 Mannesmann AG                                                  859
                    2,923    4,550       7,473 Merck KGAA                                                     243
                    4,464    6,960      11,424 METRO AG                                                       410
                    1,530    2,000       3,530 Muenchener Rueckversicherungs (Registered)                   1,330
                      300      500         800 Preussag AG                                                    244
                    6,100    9,400      15,500 RWE AG                                                         831
                    1,110    1,700       2,810 SAP AG                                                         854
                    1,350    2,050       3,400 Schering AG                                                    328
                   10,300   16,000      26,300 Siemens AG                                                   1,557
                       50      100      (a)150 Starbag AG                                                      10
                      750    1,100       1,850 Thyssen AG                                                     396
                    9,050   14,000      23,050 VEBA AG                                                      1,570
                      678      800       1,478 Viag AG                                                        796
                      550      800       1,350 Volkswagen AG                                                  759
                                                                                                          -------
                                                                                                           25,370
                                                                                                          -------

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Italy  (3.1%)
                   25,422   40,250      65,672 Assicurazioni Generali S.p.A.                                1,613
                   40,300   64,000     104,300 Banca Commerciale Italiana                                     363
                   15,900   25,000      40,900 Banco Ambrosiano Veneto                                        157
                    5,160    8,220      13,380 Benetton Group S.p.A.                                          219
                    4,700    7,000      11,700 Cartiere Burgo S.p.A.                                           70
                   68,500  110,000     178,500 Credito Italiano S.p.A.                                        550
                   19,000   29,000      48,000 Edison S.p.A.                                                  290
                  220,000  348,000     568,000 Ente Nazionale Idrocarburi S.p.A.                            3,220
                    4,500    5,000       9,500 Falck                                                           43
                   92,930  146,700     239,630 Fiat S.p.A.                                                    697
                   20,570   32,400      52,970 Fiat S.p.A. Di Risp NCS                                         88
                   11,000   15,000      26,000 Impreglio S.p.A.                                                20
                   24,100   38,500      62,600 Istituto Bancario San Paolo di Torina S.p.A.                   598
                   17,700   27,750      45,450 Istituto Mobiliare Italiano S.p.A.                             540
                  116,020  184,000     300,020 Istituto Nazionale delle Assicurazioni (INA)                   608
                    6,800   10,500      17,300 Italcementi S.p.A.                                             121
                    4,650    7,000      11,650 Italcementi S.p.A. NCS                                          35
                   19,400   30,000      49,400 Italgas                                                        204
                    6,478   10,400   (a)16,878 La Rinascente S.p.A.                                           126
                   14,000   22,500      36,500 Magneti Marelli S.p.A.                                          62
                   33,500   52,500      86,000 Mediaset S.p.A                                                 422
                   14,050   22,000      36,050 Mediobanca S.p.A.                                              283
                   83,108  125,000     208,108 Montedison S.p.A.                                              187
                   28,900   40,000      68,900 Montedison S.p.A. Di Risp NCS                                   45
                   96,880  156,000  (a)252,880 Olivetti Group                                                 153
                   44,640   70,000     114,640 Parmalat Finanziaria S.p.A.                                    164
                   45,000   70,000     115,000 Pirelli S.p.A.                                                 307
                    9,269   13,000      22,269 R.A.S.                                                         218
                      462        0         462 R.A.S. Di Risp                                                   3
                    4,100    6,000      10,100 S.A.I.                                                         112
                    5,000    7,000      12,000 Sasib S.p.A.                                                    35
                    8,500   13,500      22,000 Sirti S.p.A.                                                   133
                   21,000   30,000      51,000 Snia BPD S.p.A.                                                 52
                   42,500   67,500     110,000 Telecom Italia Mobile Di Risp S.p.A.                           313
                  182,800  287,500     470,300 Telecom Italia Mobile S.p.A                                  2,171
                   24,884   43,779      68,663 Telecom Italia Mobile S.p.A.                                   303
                   95,666  159,720     255,386 Telecom Italia S.p.A.                                        1,631
                                                                                                          -------
                                                                                                           16,156
                                                                                                          -------
     Japan  (7.9%)
                    1,500    1,800       3,300 Advantest Corp.                                                187
                   19,800   24,000      43,800 Ajinomoto Co., Inc.                                            426
                   11,800   14,000    (a)25800 Aoki Corp.                                                       8
                    1,600    1,900       3,500 Aoyama Trading Co., Ltd.                                        62
                      500        0         500 Asahi Bank Ltd.                                                  2
                   11,800   14,000      25,800 Asahi Breweries Ltd.                                           375
                   35,400   42,000      77,400 Asahi Chemical Industry Co., Ltd.                              262


MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Japan (Continued)
                   33,600   40,000      73,600 Asahi Glass Co.                                                349
                   35,000   54,600      89,600 Bank of Tokyo-Mitsubishi                                     1,235
                      500        0         500 Bank of Yokohama                                                 1
                   11,800   14,000      25,800 Bridgestone Corp.                                              559
                   14,800   17,000      31,800 Canon, Inc.                                                    740
                    7,000    8,000      15,000 Casio Computer Co., Ltd.                                       108
                    3,800    4,000       7,800 Chiba Bank Ltd.                                                 24
                   11,800   14,000      25,800 Chugai Pharmaceutical Ltd.                                     132
                   13,800   16,000      29,800 Dai Nippon Printing Co., Ltd.                                  559
                   12,800   15,000      27,800 Daiei, Inc.                                                    115
                   11,800   14,000      25,800 Daikin Industries Ltd.                                          97
                   11,800   14,000      25,800 Daiwa House Industry                                           136
                        0   17,000      17,000 Denso Corp.                                                    306
                       69       82         151 East Japan Railway Co.                                         681
                    7,800    9,000      16,800 Ebara Corp.                                                    178
                    5,100    5,900      11,000 Fanuc Co.                                                      416
                    7,000    8,000      15,000 Fuji Photo Film Co.                                            574
                   30,600   36,000      66,600 Fujitsu Ltd.                                                   714
                    8,800   10,000      18,800 Furukawa Electric                                               80
                   15,800   19,000      34,800 Hankyu Corp.                                                   163
                   11,800   14,000      25,800 Hazama-Gumi                                                     13
                   59,000   69,000     128,000 Hitachi Ltd.                                                   912
                   15,000   18,000      33,000 Honda Motor Co.                                              1,211
                      400        0         400 Industrial Bank of Japan                                         3
                    7,000    9,000      16,000 Ito-Yokado Co., Ltd.                                           815
                   36,000   43,000      79,000 Japan Airlines Co.                                             215
                   29,600   35,000      64,600 Japan Energy Corp.                                              61
                      800        0         800 Joyo Bank                                                        3
                    5,800    7,000      12,800 Jusco Co.                                                      180
                   20,800   25,000      45,800 KAO Corp.                                                      659
                   23,600   28,000      51,600 Kajima Corp.                                                   130
                   15,700   18,600      34,300 Kansai Electric Power Co.                                      581
                   18,600   22,000      40,600 Kawasaki Steel Corp.                                            55
                   28,600   33,000      61,600 Kinki Nippon Railway                                           329
                   23,600   28,000      51,600 Kirin Brewery Co., Ltd.                                        375
                   23,600   28,000      51,600 Komatsu Ltd.                                                   259
                   35,400   42,000      77,400 Kubota Corp.                                                   204
                   23,600   28,000      51,600 Kumagai Gumi Co., Ltd.                                          28
                    3,600    4,200       7,800 Kyocera Corp.                                                  354
                   11,800   14,000      25,800 Kyowa Hakko Kogyo                                              112
                   31,000   35,000      66,000 Long-Term Credit Bank of Japan Ltd.                            106
                   35,200   42,000      77,200 Marubeni Corp.                                                 135
                    2,800    3,000       5,800 Marui Co.                                                       90
                   35,400   42,000      77,400 Matsushita Electric Industrial Ltd.                          1,132
                   35,400   42,000      77,400 Mitsubishi Chemical Corp.                                      111
                   33,000   39,000      72,000 Mitsubishi Corp.                                               568
                   41,400   49,000      90,400 Mitsubishi Electric Corp.                                      231

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Japan (Continued)
                   64,000   76,000     140,000 Mitsubishi Heavy Industries Ltd.                               583
                   23,600   28,000      51,600 Mitsubishi Materials Corp.                                      83
                   10,000   15,000      25,000 Mitsubishi Trust and Banking Corp.                             251
                   35,200   42,000      77,200 Mitsui & Co.                                                   456
                   23,600   28,000   (a)51,600 Mitsui Engineering & Shipbuilding Co., Ltd.                     33
                      400        0         400 Mitsui Trust & Banking Corp.                                     1
                   12,800   15,000      27,800 Mitsukoshi                                                      74
                    4,000    5,000       9,000 Murata Manufacturing Co., Inc.                                 226
                    7,800    9,000      16,800 Mycal Corp.                                                    140
                   20,600   24,000      44,600 NEC Corp.                                                      475
                   11,800   14,000      25,800 NGK Insulators Ltd.                                            229
                   14,600        0      14,600 Nippon Denko Co., Ltd.                                         263
                    9,000   11,000      20,000 Nippon Express Co., Ltd.                                       100
                   11,800   14,000      25,800 Nippon Fire & Marine Insurance Co.                              97
                   11,800   13,000      24,800 Nippon Light Metal Co.                                          36
                   11,800   14,000      25,800 Nippon Meat Packers, Inc.                                      352
                   33,600   40,000      73,600 Nippon Oil Co.                                                 190
                  131,000  155,000     286,000 Nippon Steel Corp.                                             423
                      177      209         386 Nippon Telegraph & Telephone ADR                             3,311
                   35,400   42,000      77,400 Nippon Yusen Kabushiki Kaisha                                  212
                   44,400   53,000      97,400 Nissan Motor Co., Ltd.                                         403
                   69,000   81,000     150,000 NKK Corp.                                                      119
                   13,800   16,000      29,800 Odakyu Electric Railway Co.                                    129
                   23,600   28,000      51,600 OJI Paper Co., Ltd.                                            205
                   52,200   62,000     114,200 Osaka Gas Co.                                                  261
                   11,800   14,000      25,800 Penta-Ocean Construction                                        36
                    3,000    4,000       7,000 Pioneer Electronic Corp.                                       108
                    1,000    1,000       2,000 Rohm Co.                                                       204
                   25,200   40,000      65,200 Sakura Bank Ltd.                                               186
                    8,800   11,000      19,800 Sankyo Co., Ltd.                                               447
                   42,000   46,000      88,000 Sanwa Bank, Ltd.                                               890
                   35,400   42,000      77,400 Sanyo Electric Co., Ltd.                                       202
                    2,800    3,000       5,800 Secom Co.                                                      370
                    2,300    2,700       5,000 Sega Enterprises Ltd.                                           90
                   11,800   14,000      25,800 Sekisui House Ltd.                                             166
                   23,600   28,000      51,600 Sharp Corp.                                                    355
                    3,000    4,000       7,000 Shimano, Inc.                                                  129
                    5,000    6,000      11,000 Shin-Etsu Chemical Co.                                         210
                   16,800   20,000      36,800 Shinizu Corp.                                                   85
                    5,000    6,000      11,000 Shiseido Co., Ltd.                                             150
                      800        0         800 Shizuoka Bank                                                    9
                   23,600   28,000      51,600 Showa Denko K.K.                                                45
                        0      700         700 Softbank Corp.                                                  18
                    5,500    6,400      11,900 Sony Corp.                                                   1,057
                   47,200   56,000     103,200 Sumitomo Chemical Co.                                          237
                   23,400   28,000      51,400 Sumitomo Corp.                                                 287
                   15,800   19,000      34,800 Sumitomo Electric Industries                                   474

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Japan (Continued)
                    5,000    6,000      11,000 Sumitomo Forestry                                               54
                   42,400   50,000      92,400 Sumitomo Metal Industries                                      118
                   11,000   13,000      24,000 Sumitomo Metal Mining Co.                                       79
                   11,800   14,000      25,800 Sumitomo Osaka Cement Co., Ltd.                                 32
                   23,600   28,000      51,600 Taisei Corp., Ltd.                                              85
                    7,000    8,000   (a)15,000 Taisho Pharmaceutical Co.                                      383
                   14,800   17,000      31,800 Takeda Chemical Industries                                     906
                   23,600   28,000      51,600 Teijin Ltd.                                                    108
                   15,800   19,000      34,800 Tobu Railway Co.                                               109
                    8,500   10,000      18,500 Tohoku Electric Power                                          281
                      600        0         600 Tokai Bank                                                       3
                   35,400   42,000      77,400 Tokio Marine & Fire Insurance Co.                              877
                   21,900   25,900      47,800 Tokyo Electric Power Co.                                       871
                    2,000    2,000       4,000 Tokyo Electron Ltd.                                            128
                   47,200   56,000     103,200 Tokyo Gas Co.                                                  234
                   19,800   23,000      42,800 Tokyu Corp.                                                    165
                   15,800   19,000      34,800 Toppan Printing Co., Ltd.                                      453
                   35,500   42,000      77,500 Toray Industries, Inc.                                         347
                   11,800   14,000      25,800 Toto Ltd.                                                      165
                   23,600   28,000      51,600 Toyobo Ltd.                                                     62
                   51,200   61,000     112,200 Toyota Motor Corp.                                           3,214
                   23,600   28,000      51,600 Ube Industries Ltd.                                             66
                      300        0         300 Yamaichi Securities                                              -
                                                                                                          -------
                                                                                                           40,508
                                                                                                          -------
     Netherlands  (1.6%)
                   11,845   19,362      31,207 ABN-Amro Holding N.V.                                          608
                      700    1,100       1,800 Akzo Nobel N.V.                                                310
                    5,800    9,900      15,700 Elsevier N.V.                                                  254
                        0    1,200       1,200 Getronics NV                                                    38
                      350      700       1,050 Heineken N.V.                                                  183
                    7,195   11,207      18,402 ING Groep N.V.                                                 775
                       68        0          68 ING Groep N.V. ADR                                               3
                      823    1,316       2,139 KLM Royal Dutch Airlines N.V.                                   79
                    3,866    7,108      10,974 Koninklijke Ahold N.V.                                         286
                      287        0         287 Koninklijke Hoogovens                                           12
                      900    1,500       2,400 Koninklijke KNP BT                                              55
                    9,587    6,660      16,247 Koninklijke PTT Nederland N.V.                                 678
                      200      400         600 Nedlloyd Groep N.V.                                             14
                        0      303         303 OCE NV                                                          33
                    2,900    4,800       7,700 Phillips Electronics N.V.                                      462
                   18,800   29,200      48,000 Royal Dutch Petroleum N.V.                                   2,636
                   18,300        0      18,300 Royal Dutch Petroleum N.V. - New York Shares                   992
                      296      500         796 Stork N.V.                                                      27
                    5,600    8,800      14,400 Unilever N.V.                                                  888
                      646    1,010       1,656 Wolters Kluwer N.V.                                            214
                                                                                                          -------
                                                                                                            8,547
                                                                                                          -------

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Norway  (0.5%)
                    2,200    3,200       5,400 AKER S.A. 'A'                                                   97
                    1,900    2,800       4,700 Bergesen dy ASA,  'A'                                          111
                      800    1,200       2,000 Bergesen dy ASA,  'B'                                           47
                   18,600   27,000      45,600 Christiania Bank OG Kreditkasse                                184
                    1,000    1,500       2,500 Dyno Industrier ASA                                             48
                    1,800    2,600       4,400 Elkem ASA                                                       58
                        0    4,800       4,800 Hafslund ASA 'A'                                                29
                    3,300        0       3,300 Hafslund ASA 'B'                                                16
                      700    1,000       1,700 Helikopter Services Group ASA                                   21
                    1,400    2,000       3,400 Kvaerner ASA                                                   173
                    1,100    1,600       2,700 Leif Hoegh & Co., ASA                                           55
                    4,500    7,333    (a)11833 NCL Holdings ASA                                                42
                    7,800   11,300      19,100 Norsk Hydro ASA                                                930
                    1,000    1,500       2,500 Norske Skogindustrier AGA                                       72
                    1,600    2,300       3,900 Orkla ASA                                                      335
                    1,100    1,600    (a)2,700 Petroleum Geo-Services ASA                                     170
                    9,600   14,000   (a)23,600 Storebrand ASA                                                 166
                      700    1,000       1,700 Unitor ASA                                                      21
                                                                                                          -------
                                                                                                            2,575
                                                                                                          -------
     Portugal  (1.1%)
                   10,500   15,000      25,500 Banco Comercial Portugues, S.A. (Registered)                   521
                    5,500    7,900      13,400 Banco Espirito Santo e Comercial de Lisboa, S.A.               399
                    4,000    5,700       9,700 Banco Totta & Acores 'B' (Registered)                          190
                    5,300    7,600      12,900 BPI-SGPS S.A.                                                  314
                      500      800       1,300 Cia de Seguros Tranquilidade (Registered)                       31
                      300      400         700 CIN, S.A.                                                       44
                    5,600    7,900      13,500 Cimpor-Cimentos de Portugal, SGPS, S.A.                        354
                    1,300    1,800       3,100 Corticeira Amorim, S.A.                                         37
                   24,500   35,000      59,500 EDP-Eletricidade de Portugal, S.A.                           1,127
                      400      600       1,000 Engil-SGPS                                                      10
                    1,100    2,000       3,100 INAPA Investimentos Participacoes e Gestao, S.A.                36
                    7,600    9,700      17,300 Jeronimo Martins, SGPS, S.A.                                   549
                        0    2,007       2,007 Jeronimo Martins - Provisional Certificates                     11
                    6,000    8,600      14,600 Portucel Industrial-Empresa Produtora de Celulose, S.A          89
                   12,600   17,900      30,500 Portugal Telecom S.A.                                        1,416
                      800    1,200    (a)2,000 Sociedade de Construcoes Soares da Costa, S.A.                  14
                    2,800    3,900       6,700 Sonae Investimentos-Sociedade Gestora de Participacoes         271
                      800    1,100       1,900 UNICER-Uniao Cervejeira, S.A.                                   26
                                                                                                          -------
                                                                                                            5,439
                                                                                                          -------
     Spain  (2.3%)
                      340      500         840 Acerinox S.A.                                                  124
                      264        0      (a)264 ACS S.A.                                                         6
                       20    1,700    (a)1,720 Aguas de Barcelona                                              71

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Spain (Continued)
                    4,800    5,120       9,920 Argentaria S.A.                                                604
                    8,211    8,610      16,821 Autopistas Concesionaria Espanola S.A.                         226
                   24,000   27,300      51,300 Banco Bilbao Vizcaya, S.A. (Registered)                      1,660
                   12,200   13,200      25,400 Banco Central Hispanoamericano S.A.                            619
                   21,900   19,500      41,400 Banco Santander S.A.                                         1,383
                      400      600       1,000 Corporacion Financiera Alba S.A.                               105
                    1,698    2,200       3,898 Corporacion Mapfre S.A.                                        103
                    1,550    2,300       3,850 Dragados y Construcciones S.A.                                  82
                    1,300    2,000       3,300 Ebro Agricolas, Compania de Alimentacion S.A.                   56
                      550      900       1,450 Empresa Nacional de Cellulosas S.A.                             20
                   40,000   41,600      81,600 Endesa S.A.                                                  1,450
                      317        0         317 Energia y Industrias Aragonesas                                  2
                    4,700    6,900    (a)11600 Ercros S.A.                                                     11
                    1,600    2,400       4,000 Fomento de Construcciones y Contratas S.A.                     152
                    5,200    6,000      11,200 Gas Natural SDG 'E'                                            581
                    1,635        0       1,635 General de Aguas De Barcelona S.A.                              67
                   35,300   37,700      73,000 Iberdrola S.A.                                                 961
                      656      945       1,601 Inmobiliaria Metropolitana Vasco Central S.A.                   72
                      200      300         500 Portland Vaderrivas S.A.                                        45
                   11,600   12,200      23,800 Repsol S.A.                                                  1,016
                    1,000    1,500       2,500 Tabacalera S.A. 'A'                                            203
                   34,600   38,000      72,600 Telefonica de Espana                                         2,074
                    8,100   11,800      19,900 Union Electrica Fenosa S.A.                                    191
                    2,400    2,100       4,500 Uralita S.A.                                                    51
                    1,376    1,700       3,076 Vallehermoso S.A.                                               94
                      650      900       1,550 Viscofan Industria Navarra de Envolturas Celulosicas, SA        39
                      348      400         748 Zardoya-Otis S.A.                                               87
                                                                                                          -------
                                                                                                           12,155
                                                                                                          -------

     Sweden  (2.0%)
                   21,100   32,000      53,100 ABB AB  'A'                                                    629
                    3,500        0    (a)3,500 ABB AB  'B'                                                     41
                        0    2,700       2,700 AGA AB 'A'                                                      37
                    5,900    4,700      10,600 AGA AB  'B'                                                    140
                   40,166   60,000  (a)100,166 Astra AB 'A'                                                 1,735
                    9,100        0       9,100 Astra AB 'B'                                                   153
                    4,650    7,400      12,050 Atlas Copco AB 'A'                                             360
                    2,500    2,900       5,400 Electrolux AB 'B'                                              375
                    1,200    1,500       2,700 Esselte AB 'B'                                                  51
                      850    1,450     (a)2300 Granges AB                                                      36
                    1,100        0       1,100 Hennes & Mauritz AB 'A'                                         49
                    5,000    8,000      13,000 Hennes & Mauritz AB 'B'                                        573
                    5,700        0       5,700 SCA AB 'B'                                                     128
                    2,600    3,600       6,200 Securitas AB 'B'                                               187
                    3,200    4,600       7,800 Skandia Group Forsakrings AB                                   368
                   16,600   21,100      37,700 Skandinaviska Enskilda Banken 'A'                              477
                    3,800    4,900       8,700 Skanska AB 'B'                                                 357

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     Sweden (Continued)
                    2,400    4,800       7,200 SKF AB 'B'                                                     153
                   10,050   12,200      22,250 Stora Kopparbergs Bergslags Aktiebolag                         280
                        0    7,500       7,500 Svenska Cellulosa 'B'                                          169
                    6,800    8,200      15,000 Svenska Handelsbanken 'A'                                      519
                   17,200   18,800      36,000 Swedish Match AB                                               120
                   27,600   36,800      64,400 Telefonaktiebolaget LM Ericsson                              2,421
                    4,600    5,300       9,900 Trelleborg AB 'B'                                              125
                   11,300   15,600      26,900 Volvo AB 'B'                                                   722
                                                                                                          -------
                                                                                                           10,205
                                                                                                          -------
     Switzerland  (3.6%)
                      165      250         415 ABB AG (Bearer)                                                521
                      320      450         770 Adia S.A. (Bearer)                                             223
                      100      140         240 Alusuisse-Lonza Holding AG (Registered)                        230
                    3,850    6,000       9,850 CS Holding AG (Registered)                                   1,523
                       15       30          45 Georg Fischer AG (Bearer)                                       62
                      115      170         285 Holderbank Financiere Glarus AG 'B' (Bearer)                   232
                      105      170         275 Merkur Holding AG (Registered)                                  58
                      685      970       1,655 Nestle S.A. (Registered)                                     2,479
                    1,130    1,566       2,696 Novartis AG (Registered)                                     4,373
                       29       40          69 Roche Holding AG (Bearer)                                    1,062
                      121      171         292 Roche Holding AG-Genusshein                                  2,899
                      260      350         610 Schweizerische Rueckversicherungs-Gesellchaft (Registered)   1,141
                       85      130         215 SMH AG (Bearer)                                                119
                       35       45          80 Societe Generale de Surveillance Holding S.A. (Bearer)         153
                       70      100         170 Sulzer AG (Registered)                                         108
                    1,330    1,860       3,190 Swiss Bank Corp. (Registered)                                  991
                       65       90         155 SwissAir AG (Registered)                                       212
                      355      510         865 Union Bank of Switzerland (Bearer)                           1,250
                      400      570         970 Union Bank of Switzerland (Registered)                         279
                      835    1,170       2,005 Zuerich Versicherungs-Gesellschaft (Registered)                955
                                                                                                          -------
                                                                                                           18,870
                                                                                                          -------
     United Kingdom  (8.5%)
                   18,200   34,200      52,400 Abbey National plc                                             943
                   11,665   21,975      33,640 Argyll Group plc                                               190
                    9,100   17,050      26,150 Arjo Wiggins Appleton plc                                       70
                    6,500   12,225      18,725 Associated British Foods plc                                   163
                   22,589   41,500      64,089 Barclays plc                                                 1,706
                   14,300   26,825      41,125 Bass plc                                                       640
                   40,266   75,625     115,891 B.A.T Industries plc                                         1,057
                   50,470   94,720     145,190 BG  plc 'A'                                                    653
                        0  107,350     107,350 BG plc 'B'                                                      51
                    9,127   17,050      26,177 BICC plc                                                        74
                   16,856   31,725      48,581 Blue Circle Industries plc                                     273
                    9,055   17,050      26,105 BOC Group plc                                                  429
                   14,300   26,825      41,125 Boots Co. plc                                                  592
                    9,100   17,050      26,150 BPB Industries plc                                             146

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United Kingdom (Continued)
                    6,468   12,225      18,693 British Aerospace plc                                          533
                   15,628   29,275      44,903 British Airways plc                                            413
                   76,115  140,163     216,278 British Petroleum Co. plc                                    2,855
                   20,800   39,025      59,825 British Sky Broadcasting Group plc                             448
                   26,000   48,800      74,800 British Steel plc                                              161
                   75,400  141,550     216,950 British Telecommunications plc                               1,709
                   54,606  102,500     157,106 BTR plc                                                        475
                    3,856    7,300      11,156 Burmah Castrol plc                                             195
                   32,462   61,025      93,487 Cable & Wireless plc                                           822
                   14,335   26,825      41,160 Cadbury Schweppes plc                                          415
                    9,360   19,170      28,530 Caradon plc                                                     83
                   57,200  107,350   (a)164550 Centrica plc                                                   242
                   11,671   21,975      33,646 Coats Viyella plc                                               50
                    9,056   17,050      26,106 Commercial Union plc                                           364
                    6,500   12,225      18,725 Courtaulds plc                                                  91
                    1,272    2,450       3,722 De La Rue plc                                                   24
                        0   89,500      89,500 Diageo plc                                                     819
                   11,730   12,860    (a)24590 EMI Group plc                                                  205
                   37,700   70,775     108,475 General Electric plc                                           703
                    7,767   14,600      22,367 GKN plc                                                        458
                   41,600   78,075     119,675 Glaxo Wellcome plc                                           2,845
                    9,090   17,050      26,140 Granada Group plc                                              399
                   15,600   29,275      44,875 Great Universal Stores plc                                     565
                   10,369   19,525      29,894 Guardian Royal Exchange plc                                    162
                   57,172        0      57,172 Guinness plc                                                   526
                   28,570   53,700      82,270 HSBC Holdings plc                                            2,030
                    7,768   14,675      22,443 Hanson plc                                                     100
                   16,900   31,725      48,625 Harrisons & Crosfield plc                                      113
                   11,700   21,975      33,675 Imperial Chemical Industries plc                               526
                   15,613   29,275      44,888 Ladbroke Group plc                                             195
                   10,400   19,525      29,925 Land Securities plc                                            477
                   10,400   19,525      29,925 Lasmo plc                                                      133
                   15,600   29,275      44,875 Legal & General Group plc                                      392
                   71,500  134,175     205,675 Lloyds TSB Group plc                                         2,676
                   10,418   19,525      29,943 Lonrho plc                                                      46
                   45,500   85,375     130,875 Marks & Spencer plc                                          1,289
                    7,800   14,675      22,475 MEPC plc                                                       188
                   18,200   34,200      52,400 National Power plc                                             516
                    9,098   17,050      26,148 North West Water plc                                           335
                   10,757   19,525      30,282 Peninsular & Oriental Steam Navigation Co.                     344
                   19,478   36,575      56,053 Pilkington plc                                                 117
                   26,009   48,800      74,809 Prudential Corp. plc                                           911
                   11,700   21,975      33,675 Rank Group plc                                                 188
                    7,751   14,675      22,426 Redland plc                                                    126
                   18,200   33,725      51,925 Reed International plc                                         495
                   22,100   41,500      63,600 Reuters Holdings plc                                           695
                    7,800   14,675      22,475 Rexam plc                                                      110

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United Kingdom (Continued)
                    3,900    7,300      11,200 RMC Group plc                                                  159
                   18,212   34,200      52,412 Royal & Sun Alliance Insurance Group plc                       528
                    6,454   12,225      18,679 Royal Bank of Scotland plc                                     238
                   15,760   29,275      45,035 RTZ Corp. plc (Registered)                                     555
                   20,772   39,025      59,797 Sainsbury (J) plc                                              504
                    2,600    4,850       7,450 Schroders plc                                                  234
                   12,993   24,425      37,418 Scottish Power plc                                             331
                   26,000   48,800      74,800 Sears plc                                                       65
                    8,051   14,675      22,726 Sedgwick Group plc                                              53
                    6,500   12,225      18,725 Slough Estates plc                                             105
                   64,896  127,975     192,871 SmithKline Beecham plc                                       1,983
                    6,476   12,225      18,701 Southern Electric plc                                          156
                   18,185   34,200      52,385 Tarmac plc                                                      98
                   10,354   19,525      29,879 Taylor Woodrow plc                                              87
                   24,742   46,325      71,067 Tesco plc                                                      586
                    9,144   17,050      26,194 Thames Water plc                                               390
                    5,571   11,892    (a)17463 Thorn plc                                                       45
                    6,500        0       6,500 Thorn EMI plc 'B'                                                2
                    6,466   12,225      18,691 TI Group plc                                                   144
                   36,400   70,750     107,150 Unilever plc                                                   922
                   42,892   80,525     123,417 Vodafone Group plc                                             892
                   11,700   21,975      33,675 Zeneca Group plc                                             1,185
                                                                                                          -------
                                                                                                           43,813
                                                                                                          -------
     United States  (37.4%)
                    5,200    7,100      12,300 Abbott Laboratories                                            806
                      900    1,300     (a)2200 AccuStaff, Inc.                                                 51
                    3,000    4,100       7,100 Adobe Systems, Inc.                                            293
                      700    1,100     (a)1800 Advanced Fibre Communications, Inc.                             52
                      900    1,300       2,200 AGCO Corp.                                                      64
                      900    1,300       2,200 A.H. Belo Corp., 'A'                                           123
                      800    1,200       2,000 Air Express International Corp.                                 61
                      900    1,200       2,100 Air Products & Chemicals, Inc.                                 173
                      500      700       1,200 Airborne Freight Corp.                                          75
                      600      900       1,500 Albank Financial Corp.                                          77
                    3,300    4,500       7,800 Albertson's, Inc.                                              370
                    1,100    1,500       2,600 Allegheny Teledyne, Inc.                                        67
                      600      800     (a)1400 Allen Telecom, Inc.                                             26
                    1,500    2,100       3,600 Allergan, Inc.                                                 121
                    1,200    1,700     (a)2900 Allied Waste Industries, Inc.                                   68
                    5,100    7,000      12,100 Allstate Corp.                                               1,100
                    3,900    5,300       9,200 Alltel Corp.                                                   378
                      900    1,200       2,100 Aluminum Co. of America                                        148
                    1,000    1,500       2,500 Alza Corp., 'A'                                                 80
                      900    1,300       2,200 AMBAC Finacial Group, Inc.                                     101
                      700    1,000       1,700 American Bankers Insurance Group, Inc.                          78
                    5,600    7,700      13,300 American Express Co.                                         1,187

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                    1,000    1,400       2,400 American General Corp.                                         130
                    8,200   11,300      19,500 American Greeting Corp., 'A'                                   793
                    8,600   11,800      20,400 American Home Products Corp.                                 1,561
                    5,500    7,500      13,000 American International Group, Inc.                           1,414
                      700    1,000     (a)1700 American Power Conversion Corp.                                 40
                    1,000    1,300       2,300 American Stores Co.                                             47
                   15,400   21,100      36,500 American Telephone & Telegraph Co.                           2,236
                    4,600    6,300      10,900 Ameritech Corp.                                                877
                    5,000    6,900      11,900 Amoco Corp.                                                  1,013
                    2,700    3,700       6,400 AMP, Inc.                                                      269
                      600      800     (a)1400 AMR Corp.                                                      180
                      600      900     (a)1500 Amresco, Inc.                                                   45
                    1,200    1,800     (a)3000 Andrew Corp.                                                    72
                    6,700    9,200      15,900 Anheuser-Busch Cos., Inc., 'A'                                 700
                    1,100    1,600     (a)2700 Apple Computer, Inc.                                            35
                    9,900   13,500    (a)23400 Applied Material, Inc.                                         705
                      600      900       1,500 Aptar Group, Inc.                                               83
                    1,900    2,600       4,500 Armstrong World Industries, Inc., 'B'                          336
                      800    1,100       1,900 Arvin Industries, Inc.                                          63
                    2,200    3,000       5,200 Asarco, Inc.                                                   117
                    4,000    5,500       9,500 Ashland, Inc.                                                  510
                      600      900       1,500 Associated Banc-Corp.                                           83
                      800    1,100       1,900 Astoria Financial Corp.                                        106
                    1,500    2,100       3,600 Atlantic Richfield Co.                                         288
                    1,300    1,800     (a)3100 Atmel Corp.                                                     58
                    2,900    4,000       6,900 Automatic Data Processing, Inc.                                423
                    1,100    1,600       2,700 Avnet, Inc.                                                    178
                      800    1,200       2,000 AVX Corp.                                                       37
                    2,200    3,000       5,200 Baker Hughes, Inc.                                             227
                    1,600    2,400       4,000 Baldor Electric Co.                                             87
                    1,000    1,500       2,500 Ballard Medical Products                                        61
                    5,200    7,100      12,300 Banc One Corp.                                                 668
                    5,300    7,300      12,600 Bank of New York Co., Inc.                                     728
                    9,100   12,500      21,600 BankAmerica Corp.                                            1,577
                    3,200    4,400       7,600 BankBoston Corp.                                               714
                    1,000    1,400       2,400 Bankers Trust New York Corp.                                   270
                    1,300    1,900     (a)3200 Barnes & Noble, Inc.                                           107
                    2,900    4,000       6,900 Bausch & Lomb, Inc.                                            273
                    3,600    4,900       8,500 Baxter International, Inc.                                     429
                    9,600   12,200      21,800 Becton & Dickinson & Co.                                     1,090
                      700    1,100       1,800 Belden, Inc.                                                    63
                    6,900    9,500      16,400 Bell Atlantic Corp.                                          1,492
                    9,500   13,000      22,500 BellSouth Corp.                                              1,267
                      600      800       1,400 Beneficial Corp.                                               116
                      600      900       1,500 Bergen Brunswig Corp., 'A'                                      63
                      600      900       1,500 Betz Laboratories, Inc.                                         92
                    2,900    4,100     (a)7000 Beverly Enterprises, Inc.                                       91

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                    3,600    5,000       8,600 BFGoodrich Co.                                                 356
                      900    1,300     (a)2200 Biogen, Inc.                                                    80
                    1,200    1,700       2,900 Biomet, Inc.                                                    74
                    2,900    4,000       6,900 Birmingham Steel Corp.                                         109
                    1,300    1,900     (a)3200 BISYS Group, Inc.                                              106
                      700    1,000     (a)1700 Black Box Corp.                                                 60
                    1,200    1,800       3,000 BMC Industries, Inc.                                            48
                    1,900    2,800       4,700 Bob Evans Farms, Inc.                                          104
                    4,900    6,700      11,600 Boeing Co.                                                     568
                      800    1,200       2,000 Boise Cascade Corp.                                             61
                      600      900     (a)1500 Borders Group, Inc.                                             47
                      600      900       1,500 Bowater, Inc.                                                   67
                    3,400    4,600       8,000 Briggs & Stratton Corp.                                        389
                   10,500   14,400      24,900 Bristol-Myers Squibb Co.                                     2,356
                    2,600    3,600       6,200 Brown-Forman Corp., 'B'                                        343
                    2,600    3,500       6,100 Browning-Ferris Industries, Inc.                               226
                    2,400    3,300       5,700 Burlington Northern Railroad Co.                               530
                    1,367    1,800       3,167 Burlington Resources, Inc.                                     142
                      900    1,300     (a)2200 California Energy Company, Inc.                                 63
                    1,100    1,600       2,700 Callaway Golf Co.                                               77
                      800    1,200     (a)2000 Cambridge Tech Partner, Inc.                                    83
                      500      800       1,300 Camco International, Inc.                                       83
                    2,900    4,000       6,900 Campbell Soup Co.                                              401
                      500      800       1,300 Capital RE Corp.                                                81
                      400      600     (a)1000 Catalina Marketing Corp.                                        46
                    6,100    8,300      14,400 Caterpillar, Inc.                                              699
                    1,190    1,700       2,890 CBS, Inc.                                                       85
                      700    1,100     (a)1800 Centocor, Inc.                                                  60
                    3,100    4,200       7,300 Central & South West Corp.                                     198
                      700    1,000       1,700 Central Louisiana Electric Co.                                  55
                      400      600       1,000 Central Newspapers, Inc., 'A'                                   74
                      700    1,000       1,700 Centura Banks, Inc.                                            117
                      700    1,100       1,800 Century Telephone Enterprises, Inc.                             90
                      500      800     (a)1300 Chancellor Media Corp., 'A'                                     97
                      655      900       1,555 Charter One Financial Inc.                                      98
                    5,800    8,000      13,800 Chase Manhattan Corp.                                        1,511
                    8,500   11,600      20,100 Chevron Corp.                                                1,548
                      625    1,000       1,625 Chittenden Corp.                                                57
                    1,500    2,100     (a)3600 Choice Hotels International, Inc.                               58
                    9,600   13,100      22,700 Chrysler Corp.                                                 799
                    1,800    2,500       4,300 Chubb Corp.                                                    325
                    1,900    2,600       4,500 CIGNA Corp.                                                    779
                    4,000    5,500       9,500 Cincinatti Milacron, Inc.                                      246
                      900    1,300       2,200 CIPSCO, Inc.                                                    97
                    1,500    2,200     (a)3700 Circus Circus Enterprises, Inc.                                 76
                    3,900    5,400     (a)9300 Cisco Systems, Inc.                                            518
                    5,400    7,400      12,800 Citicorp                                                     1,618

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      700    1,100       1,800 CKE Restaurants, Inc.                                           76
                    1,900    2,700       4,600 Clayton Homes, Inc.                                             83
                    1,900    2,600       4,500 Clorox Co.                                                     356
                      500      800       1,300 CMAC Investment Corp.                                           78
                      600      900       1,500 CNF Transportation, Inc.                                        58
                      500      800     (a)1300 Coast Savings Financial, Inc.                                   89
                    1,500    2,100       3,600 Coastal Corp.                                                  223
                   25,700   35,200      60,900 Coca-Cola Co.                                                4,057
                      900    1,200       2,100 Colgate Palmolive Co.                                          154
                   15,300   20,900      36,200 Columbia HCA/Healthcare Corp.                                1,072
                      700    1,100       1,800 Comdisco, Inc.                                                  60
                    3,800    4,300       8,100 Comerica, Inc.                                                 731
                    1,000    1,500       2,500 Commercial Metals Co.                                           79
                    2,200    1,500     (a)3700 Commnet Cellular, Inc.                                         132
                    8,700   11,900      20,600 Compaq Computer Corp.                                        1,163
                      700    1,000       1,700 Compass Bancshares, Inc.                                        74
                      900    1,300     (a)2200 CompUSA, Inc.                                                   68
                    6,600    9,000      15,600 Computer Associates International, Inc.                        825
                    1,100    1,600     (a)2700 Computer Management Sciences                                    52
                    1,700    2,300       4,000 Conagra, Inc.                                                  131
                      900    1,300     (a)2200 Concord EFS, Inc.                                               55
                    1,800    2,500       4,300 Conseco, Inc.                                                  195
                    3,700    5,000       8,700 Consolidated Edison Co. of New York, Inc.                      357
                      600      900       1,500 Consolidated Papers, Inc.                                       80
                      900    1,300     (a)2200 Consolidated Stores Corp.                                       97
                      600      900     (a)1500 Continental Airlines, 'B'                                       72
                      500      700     (a)1200 Cooper Cameron Corp.                                            73
                    2,200    3,000       5,200 Cooper Industries, Inc.                                        255
                    2,000    2,800       4,800 Cooper Tire & Rubber Co.                                       117
                    1,600    2,200       3,800 Coors (Adolph) 'B'                                             126
                    1,500    2,100       3,600 Corestates Financial Corp.                                     288
                    1,100    1,600     (a)2700 Corporate Express, Inc.                                         35
                    1,200    1,700       2,900 Countrywide Credit Industries, Inc.                            124
                    1,300    1,900     (a)3200 Covance, Inc.                                                   64
                    3,600    4,900       8,500 CPC International, Inc.                                        915
                    3,500    4,800       8,300 C.R. Bard, Inc.                                                260
                    1,300    1,900       3,200 Crompton & Knowles Corp.                                        85
                      100      100         200 Crown Cork & Seal, Inc.                                         10
                    4,700    6,400      11,100 CSX Corp.                                                      599
                      300        0         300 Cummins Engine                                                  18
                    2,600    3,500       6,100 Cyprus Amaz Minerals Co.                                        94
                      700    1,000     (a)1700 Cytec Industries, Inc.                                          80
                      800    1,200       2,000 Dallas Semiconductor Corp.                                      82
                    1,000    1,400       2,400 Dana Corp.                                                     114
                      900    1,300       2,200 Danaher Corp.                                                  139
                    6,200    8,400      14,600 Darden Restaurants, Inc.                                       183
                    6,400    8,800      15,200 Dayton Hudson Corp.                                          1,026

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      900    1,300       2,200 Dean Foods Co.                                                 131
                    6,800    9,300      16,100 Deere & Co.                                                    939
                    1,600    2,200     (a)3800 Dell Computer Corp.                                            319
                    2,300    3,200       5,500 Delta Airlines Inc.                                            654
                    5,100    7,000      12,100 Deluxe Corp.                                                   417
                      700    1,100       1,800 Deposit Guaranty Corp.                                         102
                    1,600    2,200       3,800 Dime Bancorp, Inc.                                             115
                      600      800       1,400 Dow Chemical Co.                                               142
                    1,000    1,500     (a)2500 Dress Barn, Inc.                                                71
                    7,200    9,800      17,000 Dresser Industries, Inc.                                       713
                      600      800       1,400 DTE Energy Co.                                                  49
                   13,400   18,300      31,700 Du Pont (EI) de Nemours Co.                                  1,904
                   10,600   14,500      25,100 Dun & Bradstreet Corp.                                         777
                      600      900     (a)1500 Dura Pharmaceuticals, Inc.                                      69
                    4,400    6,000      10,400 Eastern Entreprises                                            468
                    1,300    1,800       3,100 Eastman Chemical Co.                                           185
                    4,200    5,800      10,000 Eastman Kodak Co.                                              608
                      900    1,300       2,200 Echlin, Inc.                                                    80
                      800    1,200       2,000 Ecolab, Inc.                                                   111
                    1,900    2,700       4,600 EG&G, Inc.                                                      96
                      800    1,100     (a)1900 Electronic Arts, Inc.                                           72
                      700    1,000     (a)1700 Electronics for Imaging, Inc.                                   28
                    6,500    8,900      15,400 Eli Lilly & Co.                                              1,072
                    3,000    4,100     (a)7100 EMC Corp.                                                      195
                    2,900    4,000       6,900 Emerson Electric Co.                                           389
                    2,100    3,100       5,200 Enova Corp.                                                    141
                    2,300    3,100       5,400 Enron Corp.                                                    224
                   15,000   20,500      35,500 Entergy Corp.                                                1,063
                      400      600     (a)1000 Etec Systems, Inc.                                              46
                    1,200    1,800       3,000 E.W. Blanch Holdings, Inc.                                     103
                   15,300   20,900      36,200 Exxon Corp.                                                  2,215
                        0    1,100       1,100 Falcon Drilling Co., Inc.                                       39
                    8,900   12,200      21,100 Fannie Mae                                                   1,204
                    1,000    1,500       2,500 Family Dollar Stores, Inc.                                      73
                      600      900       1,500 Fastenal Co.                                                    57
                      700    1,000     (a)1700 Federal Express Corp.                                          104
                      900    1,300       2,200 Federal Signal Corp.                                            48
                      800    1,100       1,900 FINOVA Group, Inc.                                              94
                      900    1,300       2,200 First American Corp., Tennessee                                109
                    3,500    4,800       8,300 First Chicago Corp.                                            693
                      500      800       1,300 First Commerce Corp.                                            87
                    1,050    1,575       2,625 First Commercial Corp.                                         154
                      700    1,000       1,700 First Hawaiian, Inc.                                            68
                      900    1,300       2,200 First Midwest Bancorp, Inc.                                     96
                    1,000    1,400       2,400 First Security Corp.                                           101
                   10,200   14,040      24,240 First Union Corp. (N.C.)                                     1,242
                    1,200    1,700       2,900 First Virginia Banks, Inc.                                     150

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      100        0         100 Firstenergy Corp.                                                3
                      500      700       1,200 Firstmerit Corp.                                                34
                      900    1,300     (a)2200 FISERV, Inc.                                                   108
                    5,400    7,400      12,800 Fleet Financial Group, Inc.                                    959
                    4,400    6,000      10,400 Fleming Cos., Inc.                                             140
                    2,800    3,800       6,600 Fluor Corp.                                                    247
                      500      700     (a)1200 FMC Corp.                                                       81
                   16,100   22,000      38,100 Ford Motor Co.                                               1,855
                      800    1,200     (a)2000 Forest Laboratories, Inc. 'A'                                   99
                      600      800       1,400 Fort James Corp.                                                54
                    3,200    4,400       7,600 Fortune Brands, Inc.                                           282
                      900    1,300     (a)2200 Fred Meyer, Inc.                                                80
                      700      900       1,600 Freddie Mac                                                     67
                    4,700    6,400      11,100 Freeport McMoran Copper Corp., 'B'                             175
                    1,200    1,800     (a)3000 Fruit of the Loom                                               77
                    2,100    2,900       5,000 Gannett Co., Inc.                                              309
                    2,100    2,850       4,950 Gap, Inc.                                                      175
                      300      400         700 Gaylord Entertainment Co.                                       22
                      400      600       1,000 General Dynamics Corp.                                          86
                   30,500   41,700      72,200 General Electric Co.                                         5,298
                    1,600    2,200       3,800 General Mills, Inc.                                            272
                    8,700   11,900      20,600 General Motors Corp.                                         1,249
                      900    1,300       2,200 General RE Corp.                                               466
                    1,500    2,100       3,600 General Signal Corp.                                           152
                      400      600     (a)1000 Genesis Health Ventures, Inc.                                   26
                      900    1,300       2,200 Genzyme Corp.                                                   61
                    1,200    1,800       3,000 Giant Food, Inc. 'A'                                           101
                    1,400    1,900       3,300 Goodyear Tire & Rubber Co.                                     210
                    1,100    1,500       2,600 GPU, Inc.                                                      110
                    3,800    5,200       9,000 Great Atlantic & Pacific Tea Co.                               267
                    2,400    3,300       5,700 Great Lakes Chemical Corp.                                     256
                    8,400   11,400      19,800 Green Tree Financial Corp.                                     519
                   11,500   15,700      27,200 GTE Corp.                                                    1,421
                      500      700     (a)1200 GTECH Holdings Corp.                                            38
                    1,300    1,900     (a)3200 Gulfstream Aerospace Corp.                                      94
                    1,200    1,600       2,800 Halliburton Co.                                                145
                    1,000    1,400       2,400 Hannaford Brothers Co.                                         104
                    1,700    2,400       4,100 Harleysville Group, Inc.                                        98
                      600      900       1,500 Harman International Industries, Inc.                           64
                      600      900       1,500 Harnischfeger Industries, Inc.                                  53
                    1,200    1,800     (a)3000 Harrah's Entertainment, Inc.                                    57
                    7,200    9,800      17,000 Harris Corp.                                                   780
                    1,300    1,900       3,200 Harsco Corp.                                                   138
                      900    1,300       2,200 Harte-Hanks Communications, Inc.                                82
                    4,700    6,400      11,100 Hartford Financial Services Group                            1,039
                      100      100         200 HBO & Co.                                                       10
                    5,500    7,500      13,000 Hercules, Inc.                                                 651

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      600      900       1,500 Herman Miller, Inc.                                             82
                      800    1,100       1,900 Hershey Foods Corp.                                            118
                   13,400   18,300      31,700 Hewlett-Packard Co.                                          1,981
                    2,500    3,600       6,100 Hibernia Corp., 'A'                                            115
                    2,500    3,400       5,900 Hilton Hotels Corp.                                            176
                    2,700    3,700       6,400 H.J. Heinz Co.                                                 325
                   10,600   14,500      25,100 Home Depot, Inc.                                             1,478
                    1,400    1,900       3,300 Honeywell, Inc.                                                226
                        0   12,643      12,643 Hong Kong Land Holdings                                         24
                    2,300    3,100       5,400 Houston Industries, Inc.                                       144
                      100      100         200 H&R Block, Inc.                                                  9
                      670      900       1,570 Huntington Bancshares, Inc.                                     57
                      600      900       1,500 Illinois Central Corp.                                          51
                    1,000    1,500       2,500 IMCO Recycling, Inc.                                            40
                    2,300    3,350       5,650 Imperial Credit Mortgage Holdings                              101
                    2,200    3,000       5,200 Ingersoll-Rand Co.                                             211
                    1,200    1,700       2,900 INMC Mortgage Holdings, Inc.                                    68
                      700    1,100       1,800 Integrated Health Services, Inc.                                56
                   17,300   23,700      41,000 Intel Corp.                                                  2,881
                    1,300    1,800      (a)3100Interim Services, Inc.                                          80
                   11,300   15,500      26,800 International Business Machines Corp.                        2,803
                    3,100    4,200       7,300 International Flavors & Fragrances, Inc.                       376
                    1,200    1,700       2,900 International Game Technology                                   73
                    1,300    1,800     (a)3100 International Rectifier Corp.                                   37
                    1,700    2,300       4,000 Interpublic Group of Cos., Inc.                                199
                    1,000    1,400       2,400 Interstate Bakeries Corp.                                       90
                    1,000    1,500       2,500 Invacare Corp.                                                  54
                    2,000    3,000     (a)5000 Iomega Corp.                                                    62
                    2,000    1,200     (a)3200 Ionics, Inc.                                                   125
                    5,500    7,500      13,000 ITT Industries, Inc.                                           408
                      600      900     (a)1500 Jacobs Engineering Group, Inc.                                  38
                    3,000    4,100       7,100 J.C. Penney Co., Inc.                                          428
                      600      800       1,400 Jefferson-Pilot Corp.                                          109
                    2,200    3,100       5,300 John H. Harland Co.                                            111
                    1,500    2,100       3,600 Johns Manville Corp.                                            36
                   13,900   19,000      32,900 Johnson & Johnson                                            2,168
                    5,900    8,100      14,000 Johnson Controls, Inc.                                         669
                      500      800     (a)1300 Jones Apparel Group, Inc.                                       56
                    7,300    9,900      17,200 Jostens, Inc.                                                  397
                    1,600    2,200       3,800 Kansas City Southern Industries, Inc.                          121
                      900    1,200     (a)2100 Kemet Corp.                                                     41
                      700    1,000       1,700 Kennametal, Inc.                                                88
                      800    1,200     (a)2000 Kent Electronics Corp.                                          50
                      200      300         500 Kerr-McGee Corp.                                                32
                    5,400    6,400      11,800 KeyCorp.                                                       836
                      500      700       1,200 Keyspan Energy Corp.                                            44
                    2,400    3,400       5,800 Kimball International, Inc., 'B'                               107

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                    5,800    7,900      13,700 Kimberly-Clark Corp.                                           676
                      800    1,200       2,000 King World Productions, Inc.                                   116
                      900    1,300     (a)2200 KLA-Tencor Corp.                                                85
                      800    1,200       2,000 KN Energy, Inc.                                                108
                      500      700       1,200 Knight Ridder, Inc.                                             62
                    1,000    1,500     (a)2500 Komag, Inc.                                                     37
                      700    1,100     (a)1800 LCI International, Inc.                                         55
                      700    1,000     (a)1700 Lear Corp.                                                      81
                      900    1,300     (a)2200 Lexmark International Group, Inc.                               84
                    1,400    2,000       3,400 LG&E Energy Corp.                                               84
                      750    1,200       1,950 Liberty Financial Cos., Inc.                                    74
                    2,500    3,400       5,900 Lincoln National Corp.                                         461
                      700    1,100     (a)1800 Littlefuse, Inc.                                                45
                    3,800    5,200       9,000 Lockheed Martin Corp.                                          887
                    3,400    4,700       8,100 Loews Corp.                                                    860
                    1,000    1,400       2,400 Long Island Lighting Co.                                        72
                      800    1,100       1,900 Longs Drug Stores, Inc.                                         61
                      800    1,200       2,000 Louisiana-Pacific Corp.                                         38
                    4,600    6,300      10,900 Lowe's Cos., Inc.                                              520
                      800    1,200       2,000 Lubrizol Corp.                                                  74
                    1,900    2,600       4,500 Lucent Technologies, Inc.                                      359
                      800    1,200     (a)2000 Mac Frugals Bargains Close-Outs, Inc.                           82
                    1,000    1,500       2,500 Magna Group, Inc.                                              114
                    1,200    1,700       2,900 M.A. Hanna Co.                                                  73
                    2,800    3,800       6,600 Mallinckrodt, Inc.                                             251
                    9,500   13,100      22,600 Manor Care, Inc.                                               791
                      200      300      (a)500 Markel Corp.                                                    78
                      200      300         500 Marriott International, Inc.                                    35
                      800    1,200       2,000 Martin Marietta Corp.                                           73
                    2,800    3,800       6,600 May Department Stores Co.                                      348
                      900    1,300       2,200 Maytag Corp.                                                    82
                    3,000    4,100       7,100 MBIA, Inc.                                                     474
                    3,000    4,100       7,100 MBNA Corp.                                                     194
                    1,200    1,800       3,000 McClatchy Newspapers, Inc.                                      82
                    1,500    2,100       3,600 McCormick & Co., Inc.                                          101
                   10,700   14,600      25,300 McDonald's Corp.                                             1,209
                      500      700       1,200 McGraw-Hill Cos., Inc.                                          89
                    1,200    1,700       2,900 MCN Corp.                                                      117
                    1,200    1,800       3,000 Medical Assurance, Inc.                                         84
                    1,600    2,200       3,800 Medtronic, Inc.                                                199
                    3,800    5,200       9,000 Mellon Bank Corp.                                              546
                      500      700       1,200 Mercantile Stores Co., Inc.                                     73
                   11,500   15,800      27,300 Merck & Co., Inc.                                            2,902
                    1,800    2,400       4,200 Meredith Corp.                                                 150
                    2,366        0       2,366 Meritor Automotive, Inc.                                        50
                    7,500   10,300      17,800 Merrill Lynch & Co., Inc.                                    1,299
                      800    1,100     (a)1900 Microchip Technology, Inc.                                      57

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq     Proforma
                  Shares     Shares      Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                   10,900   14,900    (a)25800 Microsoft Corp.                                              3,335
                    1,400    2,000       3,400 Millenium Chemicals, Inc.                                       80
                      900    1,200       2,100 Millipore Corp.                                                 71
                      500      800       1,300 Minerals Technologies, Inc.                                     59
                    2,300    3,200       5,500 Minnesota Mining & Manufacturing Co.                           451
                    9,700   13,300      23,000 Mobil Corp.                                                  1,660
                    1,175    1,675       2,850 Molex, Inc.                                                     92
                    2,700    3,700       6,400 Monsanto                                                       269
                    1,200    1,700       2,900 Montana Power Co.                                               92
                    1,000    1,400       2,400 Morgan (J.P.) & Co., Inc.                                      271
                    2,500    3,400       5,900 Morton International, Inc.                                     203
                    5,800    7,900      13,700 Motorola, Inc.                                                 782
                      500      800     (a)1300 MSC Industrial Direct Co., Inc. 'A'                             55
                      800    1,100       1,900 Murphy Oil Corp.                                               103
                    1,400    2,000       3,400 Mylan Laboratories, Inc.                                        71
                    1,500    2,100     (a)3600 Nabors Industries, Inc.                                        113
                    1,800    2,400       4,200 Nalco Chemical Co.                                             166
                    1,300    1,800       3,100 National City Corp.                                            204
                    1,400    2,000       3,400 National Commerce Bancorp.                                     120
                      700    1,100       1,800 National Fuel Gas Co.                                           88
                      600      900       1,500 National Service Industries, Inc.                               74
                    6,600    8,900      15,500 NationsBank Corp.                                              944
                    1,200    1,700     (a)2900 NCS HealthCare, Inc.                                            76
                    1,900    2,700       4,600 New Century Energies, Inc.                                     221
                    1,000    1,500       2,500 New England Electric System                                    107
                    1,000    1,400       2,400 New Jersey Resources Corp.                                      96
                    1,600    2,300       3,900 New York State Electric & Gas Corp.                            138
                      500      700       1,200 New York Times Co., 'A'                                         79
                      600      800       1,400 Newell Co.                                                      60
                      200      300         500 Nicor, Inc.                                                     21
                      800    1,100     (a)1900 Nine West Group, Inc.                                           49
                      500      800       1,300 Noble Affiliates, Inc.                                          46
                    1,000    1,500     (a)2500 Noble Drilling Corp.                                            77
                      600      900       1,500 Nordson Corp.                                                   69
                      700      900       1,600 Norfolk Southern Corp.                                          49
                      900    1,300       2,200 Norrell Corp.                                                   44
                    1,200    1,700       2,900 Northern Telecom Ltd.                                          258
                      500      700       1,200 Northrop Grumman Corp.                                         138
                    4,000    5,400       9,400 Norwest Corp.                                                  363
                    1,100    1,600     (a)2700 Novacare Corp.                                                  35
                    5,100    7,200    (a)12300 Novell, Inc.                                                    92
                      600      900     (a)1500 Novellus Systems, Inc.                                          48
                    2,400    3,500     (a)5900 Office Depot, Inc.                                             141
                    2,300    3,200     (a)5500 OfficeMax, Inc.                                                 78
                      700    1,100       1,800 Ohio Casualty Corp.                                             80
                    1,600    2,400       4,000 Old Kent Financial Corp.                                       159
                    2,100    3,000       5,100 Olsten Corp.                                                    77

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      600      900       1,500 OM Group, Inc.                                                  55
                    1,200    1,800       3,000 Omnicare, Inc.                                                  93
                    1,300    1,800       3,100 One Valley Bancorp., Inc.                                      120
                    4,200    5,700     (a)9900 Oracle System Corp.                                            221
                    1,000    1,400     (a)2400 O'Reilly Automotive, Inc.                                       63
                    1,000    1,400       2,400 Oregon Steel Mills, Inc.                                        51
                      800    1,200       2,000 Orion Capital Corp.                                             93
                    1,300    1,800     (a)3100 Oryx Energy Co.                                                 79
                    1,400    2,000       3,400 Pacific Century Financial Corp.                                 84
                    4,700    6,400      11,100 Pacific Enterprises                                            418
                    2,500    3,400       5,900 Pall Corp.                                                     122
                      700    1,000       1,700 Parker-Hannifin Corp.                                           78
                      600      900     (a)1500 Patterson Dental Co.                                            68
                      500      800     (a)1300 Payless ShoeSource, Inc.                                        87
                    3,300    4,500       7,800 Peco Energy Co.                                                189
                      700    1,000       1,700 Pennziol Co.                                                   114
                    1,000    1,300       2,300 Peoples Energy Corp.                                            91
                    1,500    2,000       3,500 Pep Boys Manny, Moe & Jack                                      84
                    7,000    9,600      16,600 PepsiCo, Inc.                                                  606
                      900    1,200       2,100 Perkin-Elmer Corp.                                             149
                      700    1,000     (a)1700 Personnel Group of America, Inc.                                56
                   12,500   17,100      29,600 Pfizer, Inc.                                                 2,208
                    1,100    1,500       2,600 PG&E Corp.                                                      79
                    1,276    1,804     (a)3080 PharMerica, Inc.                                                32
                    3,400    4,600       8,000 Pharmacia & Upjohn, Inc.                                       293
                    8,400   11,500      19,900 Phelps Dodge Corp.                                           1,240
                   32,200   44,000      76,200 Philip Morris Cos., Inc.                                     3,454
                    7,300   10,000      17,300 Phillips Petroleum Co.                                         841
                    1,500    2,100       3,600 Phillips-Van Heusen Corp.                                       51
                    1,100    1,600     (a)2700 Photronics, Inc.                                                65
                      900    1,300     (a)2200 PhyCor, Inc.                                                    59
                    1,200    1,800       3,000 Pier 1 Imports, Inc.                                            68
                    1,000    1,500       2,500 Pinnacle West Capital Corp.                                    106
                      700    1,000       1,700 Pioneer Natural Resources Co.                                   49
                      500      700       1,200 PMI Group, Inc.                                                 87
                    2,500    3,400       5,900 PNC Bank Corp.                                                 337
                      900    1,200       2,100 PPG Industries, Inc.                                           120
                      600      900       1,500 Pogo Producing Co.                                              44
                      700    1,000       1,700 Polaroid Corp.                                                  83
                      600      900     (a)1500 Policy Management Systems Corp.                                104
                    1,700    2,400       4,100 Potomac Electric Power Co.                                     106
                    7,000    9,500      16,500 PP&L Resources, Inc.                                           395
                      600      900       1,500 Precision Castparts Corp.                                       90
                   15,600   21,400      37,000 Procter & Gamble Co.                                         2,954
                      900    1,300     (a)2200 Profitt's Inc.                                                  63
                    2,500    3,565     (a)6065 Promus Company, Inc.                                           255
                      600      900       1,500 Protective Life Corp.                                           90

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      600      900       1,500 Provident Bankshares Corp.                                      96
                      700    1,100       1,800 Provident Companies, Inc.                                       70
                   17,000   23,200      40,200 Public Service Enterprise Group, Inc.                        1,274
                    1,300    1,900       3,200 Puget Sound Energy, Inc.                                        97
                      500      700       1,200 Quanex Corp.                                                    34
                    1,400    2,000     (a)3400 Quantum Corp.                                                   68
                      900    1,300       2,200 Queens County Bancorp, Inc.                                     89
                      900    1,300     (a)2200 Quintiles Transnational Corp.                                   84
                    5,400    7,400      12,800 Raychem Corp.                                                  551
                      600      900       1,500 Rayonier, Inc. WI                                               64
                      554      758       1,312 Raytheon Co., 'A'                                               65
                    5,600    7,700      13,300 Raytheon Co., 'B'                                              672
                    1,300    1,800       3,100 Readers Digest Association, Inc., 'A'                           73
                    1,526        0     (a)1526 R & B FALCON CORP                                               53
                        0    1,000       1,000 Reading & Bates Corp.                                           41
                    1,000    1,400     (a)2400 Reebok International, Ltd.                                      69
                      800    1,200       2,000 Reliastar Financial Corp.                                       82
                      700    1,100     (a)1800 Renal Care Group, Inc.                                          58
                    1,400    1,900       3,300 Republic New York Corp.                                        377
                      600      800       1,400 Rite Aid Corp.                                                  82
                    1,100    1,600       2,700 RLI Corp.                                                      134
                    1,200    1,700     (a)2900 Robert Half International, Inc.                                116
                    1,200    1,700       2,900 Rochester Gas & Electric Corp.                                  99
                    4,000    5,500       9,500 Rockwell International Corp.                                   496
                    1,000    1,400       2,400 Rohm & Haas Co.                                                230
                      800    1,200     (a)2000 Rowan Cos., Inc.                                                61
                    4,075    4,200       8,275 RPM, Inc.                                                      126
                      600      900     (a)1500 R.P. Scherer Corp.                                              92
                    1,000    1,300       2,300 R.R. Donnelly & Sons Co.                                        86
                        0   25,000      25,000 Royal Dutch Petroleum ADR (Netherlands)                      1,355
                      500      600       1,100 Russell Corp.                                                   29
                      700    1,100       1,800 Ryder Systems, Inc.                                             59
                      500      700       1,200 SAFECO Corp.                                                    59
                    1,300    1,900     (a)3200 Safeguard Scientifics, Inc.                                    100
                      300      400      (a)700 Samina Corp.                                                    47
                   11,500   14,800      26,300 Sara Lee Corp.                                               1,481
                    7,399   10,100      17,499 SBC Communications, Inc.                                     1,282
                    1,300    1,800       3,100 SCANA Corp.                                                     93
                    1,200    1,600       2,800 Schering-Plough Corp.                                          174
                      600      900     (a)1500 Scholastic Corp.                                                56
                    4,500    6,100      10,600 Scientific-Atlanta, Inc.                                       178
                      900    1,300     (a)2200 SCI Systems, Inc.                                               96
                      700    1,000     (a)1700 Sealed Air Corp.                                               105
                    9,100   12,400      21,500 Sears, Roebuck & Co.                                           973
                    2,900    3,900       6,800 Service Corp. International                                    251
                      200      300         500 Shared Medical Systems Corp.                                    33
                    1,500    2,100       3,600 Shaw Industries, Inc.                                           42

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                      700    1,100     (a)1800 Sierra Health Services, Inc.                                    61
                      400      600     (a)1000 Smith International, Inc.                                       61
                    1,200    1,800       3,000 Snap-On, Inc.                                                  131
                      700      900       1,600 Sonat, Inc.                                                     73
                    1,200    1,800       3,000 Sonoco Products Co.                                            104
                    3,800    5,100       8,900 Southern Co.                                                   230
                    3,300    4,500       7,800 Sprint Corp.                                                   457
                    1,200    1,700       2,900 St Paul Cos., Inc.                                             238
                      800    1,100       1,900 St. John Knits, Inc.                                            76
                    1,200    1,800     (a)3000 St. Jude Medical, Inc.                                          92
                    1,000    1,400       2,400 St. Paul Bancorp,  Inc.                                         63
                      900    1,300     (a)2200 Starbucks Corp.                                                 84
                    1,300    1,900     (a)3200 Steel Dynamics, Inc.                                            51
                      500      800     (a)1300 Steris Corp.                                                    63
                      800    1,200     (a)2000 Sterling Commerce, Inc.                                         77
                    1,000    1,400     (a)2400 Sterling Software, Inc.                                         98
                      900    1,300       2,200 Stewart Enterprises, Inc. 'A'                                  103
                      600      900       1,500 Storage Technology Corp.                                        93
                    6,500    9,000      15,500 Sun Co., Inc.                                                  653
                    8,400   11,500    (a)19900 Sun Microsystems, Inc.                                         795
                      600      900       1,500 Sunbeam Corp.                                                   63
                      533      700       1,233 Sunburst Hospitality, Corp.                                     12
                    1,000    1,400     (a)2400 SunGuard Data Systems, Inc.                                     74
                    1,600    2,200     (a)3800 Sunrise Medical, Inc.                                           59
                    1,500    2,100       3,600 Superior Industries International                               97
                   10,700   13,100      23,800 SUPERVALU Inc.                                                 998
                    1,400    2,000     (a)3400 Sybase, Inc.                                                    45
                      800    1,100     (a)1900 Sybron International Corp.                                      89
                    2,100    3,000     (a)5100 Symantec Corp.                                                 112
                      700    1,000       1,700 Symbol Technologies, Inc.                                       64
                      700    1,000     (a)1700 Synopsys, Inc.                                                  61
                      400      500         900 Sysco Corp.                                                     41
                    2,800    3,800       6,600 Tandy Corp.                                                    255
                      600      900     (a)1500 Tech Data Corp.                                                 58
                    3,500    4,800       8,300 Tektronix, Inc.                                                329
                        0    5,566       5,566 TCI Ventures Group'A'                                          158
                      900    1,300       2,200 Telephone & Data Systems, Inc.                                 102
                    4,700    6,400      11,100 Texaco, Inc.                                                   605
                    3,200    4,400       7,600 Texas Instruments, Inc.                                        342
                    4,700    6,400      11,100 Texas Utilities Co.                                            461
                    1,600    2,100       3,700 The Limited, Inc.                                               94
                      500      700       1,200 Thiokol Corp.                                                   98
                    1,200    1,600       2,800 Thomas & Betts Corp.                                           132
                    4,100    5,600     (a)9700 3Com Corp.                                                     339
                    1,400    2,000     (a)3400 360 Communications Co.                                          69
                      600      900       1,500 Tidewater, Inc.                                                 83
                      600      900       1,500 TIG Holdings, Inc.                                              50

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                    5,600    7,600      13,200 TJX Companies, Inc.                                            454
                    1,600    2,200       3,800 Torchmark Corp.                                                160
                      600      900       1,500 Toro Co.                                                        64
                      600      900       1,500 T. Rowe Price Associates, Inc.                                  94
                      800    1,200       2,000 Trans Financial, Inc.                                           78
                      800    1,100       1,900 Transamerica Corp.                                             202
                      600      900       1,500 Transatlantic Holdings, Inc.                                   107
                   11,300   15,500      26,800 Travelers, Inc.                                              1,445
                    1,100    1,600     (a)2700 Triad Guaranty, Inc.                                            78
                      700    1,000       1,700 Trinity Industries, Inc.                                        76
                    2,100    2,900       5,000 TRW, Inc.                                                      267
                    3,200    4,300       7,500 Tupperware Corp.                                               209
                    5,900    8,100      14,000 Tyco International, Ltd.                                       632
                      500      800     (a)1300 Ucar International, Inc.                                        52
                    1,000    1,500       2,500 Ultramar Diamond Shamrock Corp.                                 80
                   10,200   13,900      24,100 Unicom Corp.                                                   742
                      900    1,300       2,200 Unifi, Inc.                                                     90
                    1,700    2,300       4,000 Union Carbide Corp.                                            172
                      600      800       1,400 Union Pacific Corp.                                             87
                    2,600    3,600     (a)6200 Unisys Corp.                                                    86
                    1,000    1,400       2,400 United Asset Management Co.                                     59
                      900    1,300       2,200 United Cos. Financial Corp.                                     34
                      900    1,300       2,200 United Illuminating Co.                                        101
                    3,000    4,100       7,100 United Technologies Corp.                                      518
                      800    1,100     (a)1900 Universal Health Services, Inc.                                 96
                      700    1,000     (a)1700 U.S. Airways Group, Inc.                                       106
                      800    1,100       1,900 U.S. Bancorp.                                                  213
                      800    1,200     (a)2000 U.S. Cellular Corp.                                             62
                    1,200    1,700     (a)2900 U.S. Filter Corp.                                               87
                      600      900       1,500 U.S. Industries, Inc.                                           45
                    3,900    5,300       9,200 U.S. Surgical Corp.                                            270
                    5,300    7,200      12,500 U.S. West Communications Group                                 565
                    5,300    7,300      12,600 USF&G Corp.                                                    278
                      700    1,000     (a)1700 USG Corp.                                                       83
                    7,300   10,000      17,300 UST, Inc.                                                      640
                    9,900   13,500      23,400 USX-Marathon Group                                             791
                   20,200   27,600      47,800 USX-U.S. Steel Group, Inc.                                   1,495
                    1,200    1,700       2,900 UtliCorp. United, Inc.                                         113
                    1,000    1,400       2,400 Valero Energy Corp.                                             75
                      900    1,300       2,200 Varian Associates, Inc.                                        111
                      900    1,300     (a)2200 Vencor, Inc.                                                    54
                    1,200    1,600       2,800 VF Corp.                                                       129
                    1,300    1,900     (a)3200 Viking Office Products, Inc.                                    70
                      800    1,200       2,000 Vintage Petroleum, Inc.                                         38
                    1,500    2,200       3,700 Vishay Intertechnology, Inc.                                    87
                      600      900       1,500 Vulcan Materials Co.                                           153
                      567      819       1,386 Wachovia Corp.                                                 112


MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
     United States (Continued)
                   24,500   33,500      58,000 Wal-Mart Stores, Inc.                                        2,288
                    1,600    2,200       3,800 Walgreen Co.                                                   119
                      900    1,300       2,200 Wallace Computer Services, Inc.                                 86
                    3,300    4,500       7,800 Walt Disney Co.                                                774
                    1,400    1,900       3,300 Warner-Lambert Co.                                             410
                      200      200         400 Waste Management, Inc.                                          11
                      800    1,200     (a)2000 Weatherford Enterra, Inc.                                       88
                      400      600       1,000 Webster Financial Corp.                                         67
                    4,200    5,700       9,900 Wendy's International, Inc.                                    238
                      700    1,100       1,800 Westamerica Bancorp.                                           184
                      900    1,200     (a)2100 Western Digital Corp.                                           34
                      800    1,100       1,900 Western National Corp.                                          56
                   11,500   15,800      27,300 Whitman Corp.                                                  712
                      500      800       1,300 Wicor, Inc.                                                     60
                      200      200         400 Williams Cos., Inc.                                             11
                      900    1,300     (a)2200 Wisconsin Central Transportation Corp.                          51
                      800    1,200       2,000 Witco Corp.                                                     82
                      100      100      (a)200 Wordcom, Inc.                                                    6
                    1,500    2,000       3,500 Worthington Industries, Inc.                                    58
                    1,700    2,500       4,200 WPS Resources Corp.                                            142
                      900    1,300       2,200 W.R. Berkley Corp.                                              97
                    3,300    4,500       7,800 Xerox Corp.                                                    576
                      900    1,300       2,200 York International Corp.                                        87
                      900    1,300       2,200 Zions Bancorp.                                                 100
                                                                                                          -------
                                                                                                          193,066
                                                                                                          -------
                                                                                                          -------
Total Common Stocks                                                                                       418,120
                                                                                                          -------
Preferred Stocks (0.3%)
     Austria (0.1%)
                      800    2,200       3,000 Bank Austria AG                                                143
                    1,064    1,464       2,528 Bank Austria AG                                                112
                      100      200         300 Bau Holding AG                                                  14
                        0    1,100       1,100 Creditanstalt Bank                                              62
                      100      100         200 EA-Generali AG                                                  22
                                                                                                          -------
                                                                                                              353
                                                                                                          -------
     Germany  (0.2%)
                    4,150    6,400      10,550 RWE AG                                                         446
                      776    1,150       1,926 SAP AG                                                         630
                                                                                                          -------
                                                                                                            1,076
                                                                                                          -------
     Italy  (0.0%)
                   31,850   49,700      81,550 Fiat S.p.A.                                                    124
                                                                                                          -------
Total Preferred Stocks                                                                                      1,553
                                                                                                          -------


MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
Investment Companies (1.7%)
     United States (1.7%)
                  156,800  249,100  (b)405,900 Latin American Discovery Fund, Inc.                          7,281
                   70,000        0   (b)70,000 Morgan Stanley Africa Investment Fund, Inc.                    805
                        0  124,800  (b)124,800 Morgan Stanley Asia Pacific Fund, Inc.                         928
                                                                                                          -------
Total Investment Companies                                                                                  9,014
                                                                                                          -------
Rights   (0.0%)
     Spain  (0.0%)
                      264        0      (a)264 ACS S.A., expiring  1/11/98                                      -
Total Rights                                                                                                    -

Warrants   (0.0%)
     France  (0.0%)
                      320        0      (a)320 Casino Guichard Perrachon, expiring 12/31/99                     7
                    2,073    3,550     (a)5623 Cie Generale des Eaux, expiring 5/2/01                           4
                        5        0        (a)5 Sodexho S.A., expiring 6/7/04                                    1
                                                                                                          -------
                                                                                                               12
                                                                                                          -------
     Hong Kong  (0.0%)
                      585        0      (a)585 Peregine Investment Holdings Ltd., expiring 5/15/98              -

     Italy  (0.0%)
                      913    1,400     (a)2313 La Rinascente S.p.A., expiring 12/31/99                          1
                    1,491    1,400     (a)2891 La Rinascente S.p.A., expiring 12/31/99                          3
                                                                                                          -------
                                                                                                                4
                                                                                                          -------
     Switzerland  (0.0%)
                       45        0       (a)45 Roche Holdings, expiring 5/5/98                                  5
                                                                                                          -------
Total Warrants                                                                                                 21
                                                                                                          -------
Covertible Debentures   (0.0%)
     France  (0.0%)
FRF                    32        0          32 Casino Guichard Perrachon 4.50%, 7/12/01                        18
                       29        0          29 Sanofi S.A. 4.00%, 1/1/00                                       35
                       19       34          53 Simco S.A. 3.25%, 1/1/06                                        46
                        1        0           1 Sodexho S.A.  6.00%, 6/7/04                                      4
                                                                                                          -------
                                                                                                              103
                                                                                                          -------
     Italy  (0.0%)
ITL                 7,304   11,200      18,504 Mediobanca S.p.A. 4.50%, 1/1/00                                 10
                    2,125        0       2,125 Mediobanca S.p.A. 6.00%, 12/31/02                                2
                                                                                                          -------
                                                                                                               12
                                                                                                          -------
Total Covertible Debentures                                                                                   115
                                                                                                          -------
Total Foreign & U.S. Securities (82.8%) (Cost $390,044)                                                   428,823
                                                                                                          -------

MS GLOBAL EQUITY ALLOCATION FUND - VKAC GLOBAL EQUITY FUND
PROFORMA COMBINED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

(Unaudited)      MS Glob.    VKAC
                 Eq. Alloc.  Glob Eq    Proforma
                  Shares     Shares     Shares                                                             Value (000)
                 ---------  --------   ---------                                                           -----------
Repurchase Agreements (15.3%)
                   32,681        0      32,681 Chase Securities, Inc., 5.95%, dated 12/31/97 due
                                               1/2/98, to be repurchased at $32,692, collateralized
                                               by $33,050 U.S. Treasury Bonds, 5.250%, due
                                               1/31/01                                                     32,681
                        0   46,132      46,132 State Street Bank and Trust, 5.00%, dated 12/31/97 due
                                               1/2/98, to be repurchased at $46,145, collateralized
                                               by $46,710 U.S. Treasury Notes, 5.625%, due
                                               10/31/99                                                    46,132
                                                                                                         --------
Total Repurchase Agreements                                                                                78,813
                                                                                                         --------
Foreign Currency  (0.1%)
AUD                     2       26          28 Australian Dollar                                               18
ATS                     5        0           5 Austrian Schilling                                               -
GBP                     6        0           6 British Pound                                                    9
CAD                    77        0          77 Canadian Dollar                                                 54
DKK                     0        5           5 Danish Krone                                                     -
DEM                    33       57          90 German Mark                                                     50
HUF                     0    1,078       1,078 Hungarian Forint                                                 5
IDR                99,571        0      99,571 Indonesian Rupiah                                               18
ITL               146,403  201,860     348,263 Italian Lira                                                   197
JPY                   701   10,559      11,260 Japanese Yen                                                    86
MYR                     0       12          12 Malasian Ringit                                                  3
NLG                     0       31          31 Netherlands Guilder                                             15
PTE                 1,397        0       1,397 Portuguese Escudo                                                8
SGD                     2       47          49 Singapore Dollar                                                29
ESP                 3,759    2,594       6,353 Spanish Peseta                                                  42
SEK                     2      207         209 Swedish Krona                                                   26
THB                     0    1,717       1,717 Thailand Baht                                                   36
                                                                                                         --------
Total Foreign Currency                                                                                        596
                                                                                                         --------
Other Assets in Excess of Liabilities  (1.8%)                                                               9,479
                                                                                                         --------
Net Assets (100%)                                                                                        $517,711
                                                                                                         ========

(a)-        Non-income producing security.
(b)-        The fund is advised by an affiliate.
ADR -       American Depository Receipt
NCS -       Non-convertible shares

                                     PART C

                           MORGAN STANLEY FUND, INC.
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS


1   (a)  Articles of Amendment and Restatement. (1)
    (b)  Articles Supplementary (adding Registrant's High Yield, U.S.
         Real Estate and Japanese Equity Funds) to the Amended and
         Restated Articles of Incorporation.(2)
    (c)  Articles Supplementary (adding Registrant's Government
         Obligations Money Market and Tax-Free Money Market Funds) to
         the Amended and Restated Articles of Incorporation.(2)
    (d)  Articles Supplementary (adding Registrant's Global Equity,
         Emerging Market Debt, Mid Cap Growth, Equity Growth and
         Value Funds) to the Amended and Restated Articles of
         Incorporation.(3)
2        Amended and Restated By-Laws.(1)
3        Not applicable.
4        Form of Agreement and Plan of Reorganization for Van Kampen
         American Capital Global Equity Fund and Morgan Stanley
         Global Equity Allocation Fund.(6)
5        Form of Specimen Securities for shares of the Money Market
         Fund ("Money Market Specimen"). The Specimen Securities for
         the remaining Funds have been omitted because they are
         substantially identical to the Money Market Specimen and
         differ from the Money Market Specimen only in references to the Fund and amount of authorized shares to which the
         Specimen relates.(5)
6   (a)  Form of Investment Advisory Agreement between Registrant and
         Van Kampen American Capital Investment Advisory Corp.(5)
    (b)  Form of Investment Sub-Advisory Agreement between Van Kampen
         American Capital Investment Advisory Corp. and Morgan
         Stanley Asset Management Inc.(5)
    (c)  Form of Investment Sub-Advisory Agreement between Van Kampen
         American Capital Investment Advisory Corp. and Miller
         Anderson & Sherrerd, LLP.(5)
7        Distribution Agreement between Registrant and Van Kampen
         American Capital Distributors, Inc.(3)
8        Not applicable.
9   (a)  Registrant's Mutual Fund Custody Agreement with the Chase
         Manhattan Bank, N.A.(4)
    (b)  Registrant's Global Custody Agreement with Morgan Stanley
         Trust Company.(4)

           (c)        Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds).(2)
10         (a)        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for shares of the Money Market Fund
                      ("Money Market Plan"). The following Rule 12b-1 distribution plan has been omitted because it is substantially identical to the Money Market Plan and differs from the Money Market Plan only in references to the Fund to which the plan relates: Government Obligations Money Market Fund.(3)
           (b)        Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Tax-Free Money Market Fund.(3)
           (c)        Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the Global
                      Fixed Income Fund. The following plans have been omitted because they are substantially identical to the
                      Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates:
                      Asian Growth, Small Cap Value Equity (currently the American Value Fund), Worldwide High Income, Emerging
                      Markets, Latin American, Global Equity Allocation, High Yield, U.S. Real Estate, International Magnum and
                      Aggressive Equity Funds.(3)
           (d)        Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares (the "Class A Plan") of the
                      Japanese Equity Fund. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Fund to which the plan relates: European Equity, Growth and Income, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity
                      Growth and Value Funds.(3)
           (e)        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the
                      "Class B and Class C Plan") of the Global Fixed Income, Asian Growth, Small Cap Value Equity (currently the American Value Fund), Worldwide High Income, Emerging Markets, Latin American, Global Equity
                      Allocation, High Yield, U.S. Real Estate, International Magnum, Aggressive Equity, Global Equity,
                      Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds.(3)
           (f)        Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and
                      Class C Plan") relating to the Japanese Equity, European Equity and Growth and Income Funds.(3)
           (g)        Registrant's Rule 18f-3 Multiple Class Plan.(3)
11                    Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois).+
12                    Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) relating to the Reorganization.+
13         (a)        Administration Agreement between Registrant and Morgan Stanley Asset Management Inc.(4) and as amended by
                      Addendum to such Agreement. (1)
           (b)        Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American
                      Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
           (c)        Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP.(3)
           (d)        Form of Assignment and Assumption Agreement (Administration Agreement) between Van Kampen American
                      Capital Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP.(5)
           (e)        Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and The Chase Manhattan
                      Bank.(3)
           (f)        Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen American
                      Capital Investment Advisory Corp. and Morgan Stanley Asset Management Inc.(5)
           (g)        Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank.(3)

    (h)  Form of Assignment and Assumption Agreement (Sub-Administration Agreement) between Van
         Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd,
         LLP.(5)
    (i)  Amended Schedule A and Amended Administration Agreement between Registrant and Morgan
         Stanley Asset Management Inc. with respect to the Asian Growth Fund and Small Cap
         Value Equity Fund (currently the American Value Fund).(4)
    (j)  Form of Sub-Transfer Agency Agreement between Van Kampen American Capital Investment
         Advisory Corp. and PFPC, Inc.(5)
    (k)  Sub-Transfer Agency Agreement between Morgan Stanley Asset Management Inc. and ACCESS
         Investor Services, Inc.(3)
    (l)  Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between
         Van Kampen American Capital Investment Advisory Corp. and Morgan Stanley Asset
         Management Inc.(5)
    (m)  Sub-Transfer Agency Agreement between Miller Anderson & Sherrerd, LLP and ACCESS
         Investor Services, Inc.(3)
    (n)  Form of Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between
         Van Kampen American Capital Investment Advisory Corp. and Miller Anderson & Sherrerd,
         LLP.(5)
14  (a)  Consent of Price Waterhouse LLP relating to Morgan Stanley Global Equity Allocation
         Fund.+
    (b)  Consent of Price Waterhouse LLP relating to Van Kampen American Capital Global Equity
         Fund.+
15       Not Applicable.
16       Powers of Attorney.(5)
17  (a)  Form of Proxy Card.+
17  (b)  Prospectus of Van Kampen American Capital Global Equity Fund dated September 28, 1997 as supplemented.+


-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.


(6) Included as Appendix A to the Statement of Additional Information.



  + Filed herewith.

ITEM 17. UNDERTAKINGS


     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant will file with the Securities and Exchange Commission by post-effective amendment an opinion of council supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on April 13, 1998.


                                          MORGAN STANLEY FUND, INC.

                                          By:     /s/ RONALD A. NYBERG
                                            ------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 SIGNATURE                                            TITLE
                 ---------                                            -----

            /s/ WAYNE W. WHALEN*                   Director (Chairman)
--------------------------------------------
              Wayne W. Whalen

           /s/ J. MILES BRANAGAN*                  Director
--------------------------------------------
             J. Miles Branagan

         /s/ RICHARD M. DEMARTINI*                 Director
--------------------------------------------
            Richard M. DeMartini

          /s/ LINDA HUTTON HEAGY*                  Director
--------------------------------------------
             Linda Hutton Heagy

           /s/ R. CRAIG KENNEDY*                   Director
--------------------------------------------
              R. Craig Kennedy

            /s/ JACK E. NELSON*                    Director
--------------------------------------------
               Jack E. Nelson

             /s/ DON G. POWELL*                    Director
--------------------------------------------
               Don G. Powell

            /s/ PHILLIP ROONEY*                    Director
--------------------------------------------
               Phillip Rooney

            /s/ FERNANDO SISTO*                    Director
--------------------------------------------
               Fernando Sisto

          /s/ EDWARD C. WOOD, III*                 Chief Financial Officer and Vice President
--------------------------------------------
            Edward C. Wood, III

          /s/ DENNIS J. MCDONNELL*                 Principal Executive Officer and President
--------------------------------------------
            Dennis J. McDonnell

------------------------------------
*Signed by Ronald A. Nyberg pursuant
to a power of attorney.


By:     /s/ RONALD A. NYBERG                                      April 13, 1998

------------------------------------
          Ronald A. Nyberg
          Attorney-In-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14


EXHIBIT                              DESCRIPTION
-------                              -----------
11           Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois).
14      (a)  Consent of Price Waterhouse LLP relating to Morgan Stanley
             Global Equity Allocation Fund.
        (b)  Consent of Price Waterhouse LLP relating to Van Kampen
             American Capital Global Equity Fund.
17      (a)  Form of Proxy Card.
        (b)  Prospectus of Van Kampen American Capital Global Equity Fund
             dated September 28, 1997 as supplemented.